UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
                    -----------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
                    -----------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
                    -----------------------------------------


       Registrant's Telephone Number, including area code: (800) 282-5706
               (Name and Address of Agent for Service)

       E. Keith Wirtz                            with a copy to:
          President                              Alan G. Priest
      Fifth Third Funds                         Ropes & Gray LLP
  38 Fountain Square Plaza                      One Metro Center
   Cincinnati, Ohio 45263                      700 12th Street NW
                                                    Suite 900
                                            Washington, DC 20005-3948

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2008

ITEM 1.  REPORT TO STOCKHOLDERS.


o     STOCK AND BOND MUTUAL FUNDS
      Semi-Annual Report to Shareholders

      -------------------
      January 31, 2008

Fifth Third Funds

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:

o     are NOT FDIC insured

o     have no bank guarantee

o     may lose value

                                TABLE OF CONTENTS

Economic Outlook and Commentary Section ..................................     1
Management Discussion of Fund Performance Small Cap Growth ...............     4
Mid Cap Growth ...........................................................     5
Quality Growth ...........................................................     6
Dividend Growth ..........................................................     7
Micro Cap Value ..........................................................     8
Small Cap Value ..........................................................     9
All Cap Value (formerly Multi Cap Value) .................................    10
Disciplined Large Cap Value ..............................................    11
Structured Large Cap Plus ................................................    12
Equity Index .............................................................    13
Balanced .................................................................    14
International Equity .....................................................    15
Strategic Income .........................................................    16
Fifth Third LifeModel Aggressive(SM) .....................................    17
Fifth Third LifeModel Moderately Aggressive(SM) ..........................    18
Fifth Third LifeModel Moderate(SM) .......................................    19
Fifth Third LifeModel Moderately Conservative(SM) ........................    20
Fifth Third LifeModel Conservative(SM) ...................................    21
High Yield Bond ..........................................................    22
Total Return Bond (formerly Bond) ........................................    23
Short Term Bond ..........................................................    24
Municipal Bond ...........................................................    25
Intermediate Municipal Bond ..............................................    26
Ohio Municipal Bond ......................................................    27
Michigan Municipal Bond ..................................................    28
Glossary of Terms ........................................................    29
Schedules of Investments .................................................    33
Notes to Schedules of Investments ........................................    98
Statements of Assets and Liabilities .....................................   100
Statements of Operations .................................................   105
Statements of Changes in Net Assets ......................................   110
Statement of Cash Flows ..................................................   134
Financial Highlights .....................................................   136
Notes to Financial Highlights ............................................   164
Notes to Financial Statements ............................................   165
Supplemental Information .................................................   180

                                                              Our Message to You
--------------------------------------------------------------------------------

Volatile markets represented the norm during the second half of 2007 and first month of 2008, seeming to unsettle Fifth Third Funds shareholders and other investors alike.

Among some of the broader market indexes, declines for the six-month period ending January 31, 2008, included:

o     A 4.32% retreat for the S&P 500 Index of large cap stocks.

o     A 5.44% retreat for the S&P 400 Index of mid cap stocks.

o     A 8.00% retreat for the S&P 600 Index of small cap stocks.

o     A 7.52% retreat for the MSCI EAFE Index of international stocks.

Results reflected an attraction to larger, more stable companies as turmoil in the world's financial markets and an economic slowdown in the U.S. fueled distaste for riskier assets. For example, although growth stocks continued to outperform value holdings, the difference narrowed considerably during January. Among international investments, emerging market stocks generally outperformed those from established economies as surging commodity prices benefited raw materials producers - many of which are found in developing countries.

In light of challenging periods such as this, we would remind investors that markets do not follow a one-way path. Losses can - and do - happen, but by keeping focused on the long haul with well-diversified portfolios, individuals are better positioned to capitalize on positive moves in the future.

A number of factors influenced the financial markets during the period, most significantly:

1. The "credit crisis" that grew out of complications in the subprime mortgage industry. As tens of billions of dollars of mortgage securities were essentially deemed worthless, capital markets dried up and central banks around the world scrambled to inject liquidity into the system. Meanwhile, the U.S. housing market collapsed amid falling values and stricter lending requirements.

2. A renewal of the concept of risk. Following four years of Wall Street embracing risk and failing to price risk appropriately, the seizure of the bond markets sent many investors fleeing to safe havens. While large investment banks were forced to write off debt securities and derivatives such as collateralized debt obligations and structured investment vehicles, virtually any bond not issued by the U.S. government was prone to a pronounced fall. Such developments left many high quality, modest risk investments at attractive prices.

3. An economic slowdown in the U.S. that originated in the housing industry and spread to consumers. As consumer confidence drooped, oil prices rose and the unemployment rate jumped higher, the holiday shopping season proved disappointing. Conditions deteriorated to the point that the Federal Reserve, which had already cut its key lending rate 100 basis points during the first five months of the period, slashed an additional 125 basis points in an eight-day period in late January. In addition, leaders in Washington collaborated on a $168 billion economic relief package.

4. Corporate profit growth - outside of the beleaguered financials sector - remained solid, which translated into attractive valuations for equities. Accounting for a portion of the earnings growth was the weakening of the U.S. dollar, which made U.S. products more competitive overseas and boosted the profits of multinational companies.

5. Inflation remained manageable, despite rising oil prices and booming commodity markets driven by strong worldwide demand for raw materials, energy and foodstuffs.

6. Economic growth rates around the world remained solid. Led by expansions in developing markets such as China and India, many countries enjoyed above-average growth rates during 2007. In turn, global equities posted market-leading gains in 2007, although concerns over inflationary pressures and economic slowdowns contributed to a rocky January.

For the bond market, U.S. Treasury issues provided modest gains during the six-month period. Amid the flight to quality, non-government issues suffered significantly - especially mortgage-related debentures - although higher rated bonds tended to endure the slump better than riskier issues. Cash investments saw yields fall as the Federal Reserve trimmed its key lending rate from 5.25% to 3.00%. As long-term interest rates fell less severely, the U.S. Treasury yield curve returned to its natural slope, with short-term issues yielding less than long-term bonds.

Admittedly, the markets have proven precarious during the past six months, yet underlying conditions remain encouraging. Attractive valuations, low interest rates, modest inflation, a healthy global economy and an accommodative Federal Reserve all foster cautiously positive sentiments, not gloom and doom.

The modest dose of optimism, of course, is backed by the high quality philosophy sustained across the family of Fifth Third Funds. Knowing that the stocks and bonds held by our Funds rest on solid fundamentals, I believe we are ideally positioned for the market's recovery, whenever that occurs.

Looking ahead, our expectations on the macro-economic front include:

o     Further cuts in the Federal Reserve's interest rates in the near term.

o U.S. economic growth of 1% to 2% during the first half of 2008, and near 3% during the second half.

o     Continued weakness in the U.S. housing market.

o     Global economic growth around 4% for 2008.

o Respectable profit growth among U.S. corporations with annual earnings per share figures rising about 8%.

o A rebound in the value of the U.S. dollar, although it may initially slip lower in early 2008.

o A restoration of traditional risk-reward profiles in the fixed income market.

The market was filled with turmoil over the past six months as even high quality assets declined in value. But looking ahead, I'm confident that we have built dynamic portfolios to help take advantage of market opportunities in an effort to seek rewards on your behalf.

Thank you for your confidence in Fifth Third Funds.

/s/ Keith Wirtz

Keith Wirtz, CFA
Chief Investment Officer

(1)Terms and Definitions
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Standard and Poor's MidCap 400 Index ("S&P 400 Index") is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $1.5 billion to $5.5 billion.

The Standard and Poor's SmallCap 600 Index ("S&P 600 Index") is an index of 600 selected common stocks that tracks U.S. firms with market capitalizations of $300 million to $2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

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                                        3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Small Cap Growth Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Small Cap Growth Fund (Institutional) retreated 9.28% on a net of fee basis, underperforming its benchmark, the Russell 2000(R) Growth Index, which declined 7.04%.The period opened on a down note, but positive economic datapoints and a September rate cut from the Federal Reserve - along with expectations for further cuts - sparked a rally through October 2007. The optimism quickly evaporated, however, as economic readings deteriorated, recessionary fears emerged and consumer sentiment soured drastically. The resulting stock slump continued through the first month of 2008, and the Fund was caught in the downdraft.

More specifically, investments in the challenging financials sector and economically sensitive sectors such as industrials, materials and information technology dragged considerably on results during the period. Within the industrials space, building products stocks diminished returns due to ties to the struggling housing market. Commercial services firms weighed on results as well.

Just as information technology participated the market's surge in the fall, it joined in the winter drop as concerns over a weakening economy emerged. Within the Fund, stocks in the Internet software and services and communications equipment groups proved detrimental to the portfolio. Elsewhere, underweight stakes, relative to the benchmark, in the biotechnology industry and the chemicals group, especially in the surging agricultural area, detracted from relative returns.

Despite the biotech positioning, stock selections in the health care equipment and services groups fueled a positive contribution from the health care sector. Oilfield services outfits aided the Fund's energy exposure and transportation infrastructure investments further added to relative gains.

By the period's end, the Fund had significantly shifted out of the industrials and information technology sectors in favor of health care and energy.

Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                       6 Months#   1 Year    5 Year  10 Year
                                       ---------   ------    ------  --------
Institutional                            -9.28%    -2.52%    12.52%    4.40%
--------------------------------------------------------------------------------
Class A Shares                          -13.85%    -7.56%    11.12%    3.60%
--------------------------------------------------------------------------------
Class B Shares                          -12.61%    -6.57%    11.25%    3.34%
--------------------------------------------------------------------------------
Class C Shares                          -10.30%    -3.57%    11.40%    3.34%
--------------------------------------------------------------------------------
Russell 2000(R)
Growth Index(1)                          -7.04%    -4.18%    15.15%    3.46%
--------------------------------------------------------------------------------
Lipper Small-Cap
Growth Funds
Average(1)                               -8.28%    -4.24%    13.65%    6.45%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.10% (Institutional Shares), 1.35% (Class A) and 2.09% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional
Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Hologic, Inc. .........................................................    2.41%
Huron Consulting Group, Inc. ..........................................    2.37%
AZZ, Inc. .............................................................    2.25%
Iconix Brand Group, Inc. ..............................................    2.15%
BioMarin Pharmaceuticals, Inc. ........................................    2.15%
RRSat Global Communications Network, Ltd. .............................    2.08%
Superior Energy Services ..............................................    2.07%
Icon PLC ADR ..........................................................    1.97%
Core Laboratories NV. .................................................    1.93%
Providence Service Corp. (The) ........................................    1.92%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Mid Cap Growth Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Mid Cap Growth Fund (Institutional) declined 6.51% on a net of fee basis, trailing its benchmark, the Russell MidCap(R) Growth Index, which declined 6.45%.

The period opened on a down note, but positive economic datapoints and a September rate cut from the Federal Reserve - along with predictions of further cuts - sparked a rally through October 2007. The optimism evaporated, however, as economic readings deteriorated, recessionary fears emerged and consumer sentiment soured drastically. Aside from a couple of bounces in December, mid cap growth stocks slumped through the first month of 2008, and the Fund was caught in the downdraft as a result of its holdings in such securities.

Contending with conditions surrounding the subprime mortgage market meltdown, the financial industry performed poorly during the period. Within the Fund, investments in the financials sector, including significant exposure to brokerage companies and asset managers, diminished relative returns.

Other detractors included holdings in the telecommunication services sector, which were hurt by wireless service provider stocks, and an overweight position relative to the benchmark in luxury goods companies, which struggled as economic expectations dimmed.

Positive contributions were furnished by health care sector investments, led by effective stock selections in the health care equipment group, and information technology holdings. Notably, an overweight position and individual stock selection in the software space enhanced relative performance, as did an underweight stake in semiconductors.

The Fund scaled back modestly on its information technology exposure through the closing months. Exposure in telecommunication services and financials was also trimmed. Proceeds were redirected into the industrials, materials and health care sectors.

Investment Risk Considerations
--------------------------------------------------------------------------------

Mid  capitalization   funds  typically  carry  additional  risk  since  mid-size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                        6 Months#   1 Year    5 Year   10 Year
                                        ---------   ------    ------   -------
Institutional                             -6.51%    -2.93%    13.50%    4.61%
--------------------------------------------------------------------------------
Class A Shares                           -11.21%    -7.99%    12.07%    3.81%
--------------------------------------------------------------------------------
Class B Shares                           -10.65%    -7.75%    12.20%    3.54%
--------------------------------------------------------------------------------
Class C Shares                            -8.22%    -4.43%    12.25%    3.54%
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index(1)                           -6.45%    -0.23%    16.43%    6.89%
--------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Funds
Average(1)                                -4.73%     2.29%    14.53%    6.82%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.11% (Institutional Shares), 1.36% (Class A) and 2.12% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Mid Cap Growth Fund are August 11, 1998, October 11, 2000 and April 24, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Fifth Third Institutional Money Market Fund ...........................    2.72%
Stericycle, Inc. ......................................................    2.24%
Joy Global, Inc. ......................................................    2.24%
Hologic, Inc. .........................................................    2.18%
Precision Castparts Corp. .............................................    2.04%
Abercrombie & Fitch Co., Class A ......................................    2.01%
Intuit, Inc. ..........................................................    1.92%
Corrections Corp. of America ..........................................    1.87%
National Oilwell Varco, Inc. ..........................................    1.84%
XTO Energy, Inc. ......................................................    1.83%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Quality Growth Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Quality Growth Fund (Institutional) gained 2.28% on a net of fee basis, outperforming its benchmarks, the Russell 1000(R) Growth Index, which declined 4.38%; and the S&P 500 Index, which declined 4.32%.

The subprime mortgage crisis dominated the headlines during the period, contributing to market volatility and unsettling the confidence of investors. Stocks reacted to the resulting disruption in the credit markets by moving sharply lower starting in October - a trend that continued through the first month of 2008. In response to the prospects for deteriorating economic growth, the Federal Reserve aggressively cut its key lending rate to help calm global financial market turbulence.

Broad-based strength during the period bolstered the Fund, which outperformed the benchmark in eight of 10 industry sectors. A leading contributor was the consumer discretionary sector, where holdings among fast food restaurants and for-profit education companies helped key performance. Just as importantly, the Fund avoided many of the areas where stock declines were the most prevalent, including the apparel manufacturing and retailing industry and the department stores group.

Another portfolio highlight came from agriculture-related names within the materials sector. With commodity prices rising, the prospects for seed and fertilizer companies steadily improved, which boosted their stock prices.

Detractors from performance included ineffective stock selection within the consumer staples sector and an underweight stake, relative to the benchmark, in the utilities sector, which generated solid returns during this volatile period.

In the closing weeks of the period, weaker than expected economic data caused many to forecast that the U.S. economy is either in recession or on the verge of it. Regardless of macro-economic conditions, the Fund will seek to identify companies with a strong record of earnings growth in all kinds of market conditions.

Investment Risk Considerations
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                                2.28%     9.38%   10.53%    3.54%
--------------------------------------------------------------------------------
Class A Shares                              -2.93%     3.73%    9.13%    2.77%
--------------------------------------------------------------------------------
Class B Shares                              -2.61%     3.70%    9.14%    2.46%
--------------------------------------------------------------------------------
Class C Shares                               0.90%     8.32%    9.43%    2.59%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(1)             -4.38%     1.32%   11.09%    2.69%
--------------------------------------------------------------------------------
S&P 500 Index(1)                            -4.32%    -2.31%   12.04%    5.14%
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(1)      -4.71%    -2.69%   10.79%    4.31%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.10% (Institutional Shares), 1.35% (Class A) and 2.10% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C Shares of the Quality Growth Fund are August 11, 1998, October 11, 2000 and April 25,1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Microsoft Corp. ........................................................   3.52%
Monsanto Co. ...........................................................   2.76%
Baxter International, Inc. .............................................   2.49%
Northern Trust Corp.....................................................   2.16%
Intel Corp. ............................................................   2.15%
McDonald's Corp. .......................................................   2.10%
International Business Machines Corp. ..................................   2.02%
Gilead Sciences, Inc. ..................................................   2.02%
Apple, Inc. ............................................................   2.00%
PepsiCo, Inc. ..........................................................   1.95%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Dividend Growth Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Dividend Growth Fund (Institutional) dipped 0.03% on a net of fee basis, topping its benchmarks, the S&P 500 Index, which declined 4.32%; the Russell 1000(R) Index, which declined 5.43%; and the Russell 1000(R) Growth, which declined 4.38%.

Subprime mortgage complications gave way to consumer spending concerns as headwinds steadily buffeted the stock market throughout the period. Accordingly, the financials and consumer discretionary sectors struggled and led the broader market lower.

Within the Fund, stock selection in the two dreary sectors accounted for a significant portion of outperformance during the period. In the financials sector, the Fund benefited from a lack of exposure to thrifts and consumer finance companies, which contended with subprime mortgage aftershocks. In addition, positions in a diversified mix of holdings from the processing, brokerage and exchange industries proved advantageous, as did investments in select commercial banks that sidestepped much of the turmoil associated with the credit markets.

In the consumer discretionary space, the Fund avoided homebuilders, automakers and home improvement retailers, which all slumped. Further enhancing relative returns was a focus on restaurants, apparel makers and auto parts manufacturers with significant international exposure, as a weaker U.S. dollar boosted profits from overseas sales.

Elsewhere, multifaceted medical supply and drug companies lifted the Fund's health care investments and oilfield service and drilling companies keyed positive results from the energy sector.

Investments in the information technology sector diminished performance, especially as economic worries sparked a selloff through the latter part of the period. The resulting valuations, considering the strong earnings potential and international exposure in select names, prompted the Fund to increase its stake in the sector.

Similarly, the Fund added to health care holdings and expanded its exposure in the financials sector, where it perceived that the slump created some solid opportunities. In turn, the Fund scaled back on its industrials, utilities and energy positions and exited the telecommunication services sector.

Investment Risk Considerations
--------------------------------------------------------------------------------

Because the Fund may invest in a single industry, its shares do not represent a complete investment program. As a non-diversified Fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                               -0.03%     3.86%   10.03%     0.00%
--------------------------------------------------------------------------------
Class A Shares                              -5.16%    -1.52%    8.69%    -0.73%
--------------------------------------------------------------------------------
Class B Shares                              -5.49%    -2.12%    8.69%    -0.93%
--------------------------------------------------------------------------------
Class C Shares                              -1.53%     2.85%    8.98%    -0.92%
--------------------------------------------------------------------------------
S&P 500 Index(1)                            -4.32%    -2.31%   12.04%     5.14%
--------------------------------------------------------------------------------
Russell 1000(R) Index(1)                    -5.43%    -1.77%   12.89%     5.46%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(1)             -4.38%     1.32%   11.09%     2.69%
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(1)      -4.71%    -2.69%   10.79%     4.31%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.71% (Institutional Shares), 1.96% (Class A), 2.71% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to March 6, 1998 the quoted performance of the Dividend Growth Fund reflects the performance of the Class A Shares of the Pinnacle Fund. The inception dates for the Institutional, Class B and Class C of the Fund are August 11, 1998, October 11, 2000 and March 9, 1998, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Exxon Mobil Corp. ......................................................   4.25%
United Technologies Corp. ..............................................   3.16%
Procter & Gamble Co. ...................................................   3.02%
Altria Group, Inc. .....................................................   3.00%
Emerson Electric Co. ...................................................   2.83%
Bank of America Corp. ..................................................   2.56%
General Electric Co. ...................................................   2.51%
PepsiCo, Inc. ..........................................................   2.51%
Wells Fargo & Co. ......................................................   2.30%
US Bancorp .............................................................   2.14%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Micro Cap Value Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Micro Cap Value Fund (Institutional) retreated 13.85% on a net of fee basis, trailing its benchmarks, the Russell Microcap(R) Value Index, which declined 13.21%; the Russell Microcap(R) Index, which dropped 12.84%; and the Russell 2000(R) Value Index, which declined 9.96%.

The economic slowdown, due largely to excesses in residential real estate lending in recent years, prompted a flight to higher-quality securities and a decline in the more volatile micro cap segment during the period. Despite the Advisor's efforts to filter out less attractive companies in selecting investments, challenges in sector allocation and stock selection kept the Fund's returns marginally below the benchmark.

The materials sector provided the largest positive contribution to the Fund's performance, primarily due to stock selection in the chemicals group. Exposure in the industrials sector also proved effective, most notably in the aerospace and defense and road and rail industries.

Information technology provided mixed returns. Computer hardware and software picks performed well, but holding an overweight position in this underperforming sector diminished gains.

The traditional safe haven of consumer staples also presented challenges, and, although the decision to overweight the highly defensive food products industry proved beneficial, the performance of individual stock selections within the sector missed the mark.

An underweight stake in the financials sector, maintained because the Advisor forecasted that the subprime mortgage woes would continue to fester, negatively affected performance, as it was actually the third best performer in the benchmark.

During the period, the Fund exited some sparsely traded, smaller names in favor of larger companies with broader exposure, which the Advisor believes will be better-suited to weather the current economic storm. The moves increased the average market capitalization of the Fund and enhanced the portfolio's liquidity, which the Advisor believes will serve the Fund well in an uncertain market environment.

Investment Risk Considerations
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                          Inception                                      Since
                             Date     6 Months#    1 Year    5 Year   Inception
                          ---------   ---------   --------   ------   ---------
Institutional              2/1/98      -13.85%    -13.85%     15.05%    11.36%
--------------------------------------------------------------------------------
Class A Shares             2/1/98      -18.22%    -18.33%     13.58%    10.61%
--------------------------------------------------------------------------------
Class B Shares             2/1/98      -16.77%    -17.16%     14.02%    10.46%
--------------------------------------------------------------------------------
Class C Shares             2/1/98      -14.81%    -14.86%     14.12%    10.65%
--------------------------------------------------------------------------------
Russell
Microcap(R) Index(1)                   -12.84%    -15.93%     14.50%     6.85%
--------------------------------------------------------------------------------
Russell 2000(R)
Value Index(1)                          -9.96%    -14.56%     15.81%     8.80%
--------------------------------------------------------------------------------
Russell Microcap(R)
Value Index(1)                         -13.21%    -17.67%     16.02%    13.32%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.76% (Institutional Shares), 2.05% (Class A) and 2.76% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C are August 11, 1998, October 11, 2000 and April 25, 1996, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Fifth Third Institutional Money Market Fund ............................   2.08%
Callon Petroleum Co. ...................................................   1.45%
Dot Hill Systems Corp. .................................................   1.43%
Secure Computing Corp. .................................................   1.40%
Semitool, Inc. .........................................................   1.40%
Stealthgas, Inc. .......................................................   1.39%
Hersha Hospitality Trust ...............................................   1.37%
Ducommun, Inc. .........................................................   1.27%
Agilysys, Inc. .........................................................   1.27%
First Merchants Corp. ..................................................   1.26%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Small Cap Value Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Small Cap Value Fund (Institutional) declined 5.94% on a net of fee basis, outperforming its benchmark, the Russell 2000(R) Value Index, which retreated 9.96%.

Repercussions from the subprime mortgage market collapse spread into other corners of the U.S. economy during the period, igniting fears of a broad slowdown. Lackluster sales growth during the holiday shopping season underscored consumer concerns, which weighed on corporate forecasts. Within the benchmark index, this translated into poor performance within the consumer discretionary, industrials and information technology sectors, while the financials sector outperformed the benchmark.

Market volatility - during August, in particular - resulted in extremes at both the high and low end. A handful of stocks soared past the Fund's target prices, while others previously considered too expensive declined to attractive levels. Thus, trading activity surged in August, before returning to fairly typical levels for the balance of the period.

The Fund's strict emphasis on valuation proved valuable in sectors such as industrials and consumer staples, where stock selection keyed relative outperformance. Buyouts in holdings from the aerospace and defense and food distribution industries aided returns and allowed the Fund to pare back its exposure in both groups. Some of the proceeds were redeployed into retail names within the consumer discretionary sector.

Another positive contributor was energy, where coal stocks rallied amid heightened demand for the fuel from China and India. Within the financials sector, effective investments in community banks negated the negative impact of the Fund's underweight position. Altogether, the Fund outperformed the benchmark in eight of 10 sectors.

Weakness in the domestic chemical industry and a lack of exposure to agricultural stocks led to a negative relative return from the Funds' materials sector exposure. Astake in the telecommunication services sector also detracted from performance.

Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                    Inception                           Since
                                       Date     6 Months#    1 Year   Inception
                                    ---------   ---------   -------   ----------
Institutional                        4/1/03       -5.94%     -6.45%     13.62%
--------------------------------------------------------------------------------
Class A Shares                       4/1/03      -10.77%    -11.35%     12.13%
--------------------------------------------------------------------------------
Class B Shares                       4/1/03      -10.49%    -11.49%     12.24%
--------------------------------------------------------------------------------
Class C Shares                       4/1/03       -7.23%     -7.42%     12.47%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)                    -9.96%    -14.56%     16.40%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
Average(1)                                        -9.71%     -9.50%     15.64%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.28% (Institutional Shares), 1.54% (Class A) and 2.29% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Platinum Underwriters Holdings, Ltd. ...................................   2.50%
Schweitzer-Mauduit International, Inc. .................................   2.48%
United Bankshares, Inc. ................................................   2.46%
Vectren Corp. ..........................................................   2.38%
Coeur d'Alene Mines Corp. ..............................................   2.36%
Iowa Telecommunications Services, Inc. .................................   2.31%
Kindred Healthcare, Inc. ...............................................   2.20%
Casey's General Stores, Inc. ...........................................   2.17%
Community Bank System, Inc. ............................................   2.17%
UMB Financial Corp. ....................................................   2.16%

+Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

All Cap Value Fund
(formerly Multi Cap Value)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third All Cap Value Fund (Institutional) declined 8.53% on a net of fee basis, lagging one of its benchmarks, the Russell 3000(R) Value Index, which retreated 6.79%; while outperforming its other benchmark, the Russell Midcap(R) Value Index, which retreated 9.26%.

The Fund's performance, like equity markets generally, was affected by a number of negative factors during the period. While the housing market collapsed, aftershocks from subprime mortgage problems contributed to a squeeze in credit markets. The Federal Reserve's slow response unsettled investors while the rising price of oil kept inflationary worries in play. Finally, when the holiday shopping season got off to a tepid start, an economic slowdown seemed probable.

Against this backdrop, large cap stocks generally outperformed mid and small cap holdings, due in part to the stability of larger companies. Such companies also tend to have more exposure to overseas markets, which may have contributed positively to performance when the value of the U.S. dollar dropped during the period.

Although the Fund increased its exposure to large cap names - the average weighted market cap increased to $82 billion - stock selection hindered performance over the six months. For example, within the consumer staples sector, food producers and retailers that saw rising input costs compress profit margins detracted from returns.

Elsewhere, semiconductor chip companies that rely on vibrant consumer markets pulled down the Fund's information technology stake and energy sector holdings sagged due to minimal exposure to overseas oil service companies, which did well.

An underweight position in the beleaguered financials sector contributed positively to performance, as did an aversion to companies negatively impacted by the subprime mortgage industry woes. Separately, a buyout bolstered the Fund's telecommunication services stake.

The downturn in the financials sector generated a number of favorable risk-reward situations that the Fund capitalized upon. In turn, the Fund exited stocks from the consumer discretionary and information technology sectors that had enjoyed price gains or were no longer attractive from a valuation standpoint.

Investment Risk Considerations
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008

--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                                 -8.53%   -4.72%   15.93%     8.91%
--------------------------------------------------------------------------------
Class A Shares                               -13.20%   -9.72%   14.46%     8.08%
--------------------------------------------------------------------------------
Class B Shares                               -12.85%   -9.71%   14.55%     8.13%
--------------------------------------------------------------------------------
Class C Shares                                -9.75%   -5.69%   14.77%     8.13%
--------------------------------------------------------------------------------
Russell 3000(R) Value Index(1)                -6.79%   -5.69%   14.68%     7.45%
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)              -9.26%   -8.18%   17.79%     9.89%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.37% (Institutional Shares), 1.63% (Class A), and 2.38% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. Prior to April 1, 1999, the quoted performance reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares with an inception date of September 30, 1989. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Advisor Shares and is adjusted for maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the All Cap Value Fund Advisor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Prior to August 13, 2001, the quoted performance of the All Cap Value Fund Advisor Shares reflects the performance of the Fifth Third/ Maxus Equity Fund Investor Shares with an inception date of September 30, 1989.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Fifth Third  Institutional  Money Market Fund ..........................   3.43%
JPMorgan Chase & Co ....................................................   2.94%
Exxon Mobil Corp. ......................................................   2.93%
Bank of America  Corp. .................................................   2.71%
Bank of New York Mellon Corp. (The) ....................................   2.64%
Verizon Communications, Inc. ...........................................   2.55%
ConocoPhillips .........................................................   2.37%
American International Group, Inc. .....................................   2.35%
Citigroup, Inc. ........................................................   2.34%
Marathon Oil Corp. .....................................................   2.25%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Disciplined Large Cap Value Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Disciplined Large Cap Value Fund (Institutional) declined 5.53% on a net of fee basis, compared to its benchmark, the Russell 1000(R) Value Index, which retreated 6.51%.

The stock market's contraction occurred as the credit crisis continued to unfold and investors grappled with the impact on the overall economy, specific sectors and individual companies. Large cap issues generally outperformed small cap and mid cap names, reflecting in part the greater potential resiliency of bigger, more diversified companies in an economic downturn, especially among those with considerable exposure to overseas markets.

Large cap stocks also benefited from more attractive valuations entering the period, and within the benchmark, the leading sectors were fairly defensive: utilities, consumer staples and energy. The poorest performers were generally cyclical in nature: information technology, consumer discretionary and financials.

Compared to the benchmark, the Fund's performance benefited in part from stock selection within the financials, information technology and telecommunication services sectors. In addition, an underweight stake in the financials group, featuring an avoidance of stocks most impacted by the subprime lending and mortgage squeeze, tended to help relative returns.

More broadly, the Fund's cautious posturing with respect to risk also proved advantageous, as it was underexposed to highly leveraged companies and those with more volatile trading profiles.

Conversely, sub-benchmark returns in the energy, consumer staples and industrials sectors diminished relative performance. Elsewhere, an overweight position in the sagging information technology sector detracted from the Fund's performance, as did underexposure to the rallying utilities sector.

Investment Risk Considerations
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                           6 Months#   1 Year   5 Year   10 Year
                                           ---------   ------   ------   -------
Institutional                                -5.53%    -3.47%   14.57%    6.07%
--------------------------------------------------------------------------------
Class A Shares                              -10.36%    -8.51%   13.12%    5.26%
--------------------------------------------------------------------------------
Class B Shares                              -10.40%    -8.89%   13.18%    5.08%
--------------------------------------------------------------------------------
Class C Shares                               -6.86%    -4.45%   13.41%    5.07%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index(1)               -6.51%    -4.83%   14.61%    7.40%
--------------------------------------------------------------------------------
Lipper Equity Income Funds Average(1)        -4.20%    -2.01%   12.67%    6.17%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.07% (Institutional Shares), 1.32% (Class A) and 2.07% (Class B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The inception dates for the Institutional, Class B and Class C of the Disciplined Large Cap Value Fund are August 11, 1998, October 11, 2000 and January 27, 1997, respectively. Prior to such dates, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B and Class C.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Bank of America Corp. ..................................................   4.08%
JPMorgan Chase & Co. ...................................................   3.92%
AT&T, Inc. .............................................................   3.48%
ConocoPhillips .........................................................   3.39%
MetLife, Inc. ..........................................................   3.33%
Chevron Corp. ..........................................................   3.27%
General Electric Co. ...................................................   2.86%
Kraft Foods, Inc., Class A  ............................................   2.50%
Fifth Third Institutional Money Market Fund ............................   2.49%
American International Group, Inc. .....................................   2.35%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Structured Large Cap Plus Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Structured Large Cap Plus Fund (Institutional) declined 5.90% on a net of fee basis, underperforming its benchmarks, the S&P 500 Index, which retreated 4.32%; and the Russell 1000(R) Index, which declined 5.43%.

Financial market and economic uncertainties contributed to extreme volatility in the period. From a style perspective, growth stocks outperformed value holdings, extending a theme that started earlier in 2007. The growth-value difference, however, narrowed considerably amid a significant sector rotation in January, especially after the Federal Reserve surprised the market with a 75-basis-point rate cut on January 22. Within such volatility, quantitative approaches tend to struggle, which contributed to the Fund's underperformance.

Along with the sector gyrations in January, wholesale shifts occurred in the performance of the four broad factor groups weighed by the quantitative mathematical model used by the Fund to assess equities. For example, sentiment factors, which tend to do well when growth stocks outperform, rallied through the first five months of the period, but slumped substantially in January. Valuation factors, which tend to align more with value stock performance, lagged through December and rebounded in January. For the entire period, sentiment factors provided a modest boost to performance, valuation factors detracted from returns and the two other factor groups, earnings quality and capital use, generated mixed results.

From a sector standpoint, an underweight stake, relative to the benchmark, in the sagging financials sector lifted relative performance, as did an overweight position in health care, a traditional safe haven. Detractors included an overweight position in information technology, which saw a sharp reversal in momentum and sentiment when the economic outlook dimmed, and an overweight in consumer discretionary stocks, which faded following a disappointing holiday shopping season.

Investment Risk Considerations
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                               -5.90%     -6.78%  10.93%    3.79%
--------------------------------------------------------------------------------
Class A Shares                             -10.81%    -11.76%   9.51%    2.99%
--------------------------------------------------------------------------------
Class B Shares                             -11.03%    -12.29%   9.56%    2.74%
--------------------------------------------------------------------------------
Class C Shares                              -7.36%     -7.70%   9.84%    2.74%
--------------------------------------------------------------------------------
Russell 1000(R) Index(1)                    -5.43%     -1.77%  12.89%    5.46%
--------------------------------------------------------------------------------
S&P 500 Index(1)                            -4.32%     -2.31%  12.04%    5.14%
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(1)      -4.71%     -2.69%  10.79%    4.31%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.30% (Institutional Shares), 1.55% (Class A), 2.30% (Class B) and 2.29% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Exxon Mobil Corp. ......................................................   3.55%
Microsoft Corp. ........................................................   2.60%
JPMorgan Chase & Co. ...................................................   1.88%
Pfizer, Inc. ...........................................................   1.64%
Apple, Inc. ............................................................   1.57%
International Business Machines Corp. ..................................   1.45%
General Electric Co. ...................................................   1.32%
Walt Disney Co. (The). .................................................   1.28%
Halliburton Co. ........................................................   1.28%
Altria Group, Inc. .....................................................   1.25%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Equity Index Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Equity Index Fund (Institutional) retreated 4.41% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which declined 4.32%.

As the Fund seeks to duplicate the returns of the S&P 500 Index, slight underperformance is expected, due primarily to Fund management fees. Opportunities to make up a modest measure of performance can arise when the Index changes its membership. During the period, 20 Index changes were implemented, including 16 related to merger and acquisition activity.

During the dreary period for equities, turmoil in the world's fixed income markets limited access to capital and stirred economic worries. Issues rooted in the U.S. subprime mortgage market grew increasingly global in nature and weighed on the world's financial markets. Meanwhile, expectations for an economic slowdown in the U.S. gained momentum, despite an aggressive Federal Reserve, which cut its key lending rate from 5.25% to 3.00% during the period. Amid the turmoil, large cap stocks outperformed smaller equities and growth holdings modestly outperformed value names.

Adopting a defensive mindset, investors bid stocks in the utilities and consumer staples sectors higher, seeking more stable earnings growth. The materials sector also ranked among the leading performers as agriculture-related stocks boomed in light of rising commodity prices and unceasing growth in demand for crops for food and alternative fuels.

The poorest performing sector, consumer discretionary, declined as consumer confidence dimmed and retailers endured a disappointing holiday shopping season. Elsewhere, challenging conditions weighed on stocks in the financials sector, especially those exposed to the subprime mortgage industry, while competitive pressures and tighter margins dragged on the telecommunication services sector.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500 Index. The Advisor attempts to track the performance of the S&P 500 Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                               -4.41%    -2.47%   11.78%    4.86%
--------------------------------------------------------------------------------
Class A Shares                              -9.33%    -7.59%   10.36%    4.06%
--------------------------------------------------------------------------------
Class B Shares                              -9.64%    -8.27%   10.41%    3.81%
--------------------------------------------------------------------------------
Class C Shares                              -5.84%    -3.46%   10.68%    3.82%
--------------------------------------------------------------------------------
Select Shares                               -4.46%    -2.56%   11.69%    4.78%
--------------------------------------------------------------------------------
Preferred Shares                            -4.49%    -2.63%   11.60%    4.70%
--------------------------------------------------------------------------------
Trust Shares                                -4.54%    -2.73%   11.51%    4.60%
--------------------------------------------------------------------------------
S&P 500 Index(1)                            -4.32%    -2.31%   12.04%    5.14%
--------------------------------------------------------------------------------
Lipper S&P 500 Index Objective
Funds Average(1)                            -4.61%    -2.87%   11.43%    4.67%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.61% (Institutional Shares), 0.86% (Class A), 0.69% (Select Shares), 0.76% (Preferred Shares), 0.86% (Trust shares), and 1.61% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001,the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class Band Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Exxon Mobil Corp. ......................................................   3.87%
General Electric Co. ...................................................   2.93%
Microsoft Corp. ........................................................   2.15%
AT&T, Inc. .............................................................   1.91%
Procter & Gamble Co. ...................................................   1.68%
Bank of America Corp. ..................................................   1.61%
Johnson & Johnson ......................................................   1.48%
Chevron Corp. ..........................................................   1.46%
JPMorgan Chase & Co. ...................................................   1.31%
Pfizer, Inc. ...........................................................   1.31%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Balanced Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Balanced Fund (Institutional) advanced 2.86% on a net of fee basis, as compared to the S&P 500 Index return of 4.32% and the Lehman Brothers Aggregate Bond Index return of 6.82%.

The subprime mortgage crisis dominated the headlines during the period, contributing to market volatility and unsettling the confidence of investors. Stocks reacted to the resulting disruption in the credit markets by moving sharply lower. Bonds offered mixed returns, led by short-term notes, which benefited from the Federal Reserve's aggressive cuts in its key lending rates to help calm global financial market turbulence.

The financials sector was one of the worst performers within the S&P 500 Index as credit market concerns plagued financial stocks. Yet an underweight position, relative to the benchmark, and effective stock selection helped the Fund top the benchmark in the sector.

Elsewhere, solid stock picks in the consumer discretionary sector enhanced returns, as did agriculture-related names within the materials sector. With commodity prices rising, the prospects for seed and fertilizer companies steadily improved, which boosted their stock prices.

Holdings within the information technology and utilities sectors generally lagged during the period.

The fixed income portion of the Fund trailed its benchmark due primarily to considerable exposure to mortgage markets, which suffered in the wake of the subprime mortgage debacle. The largest shortfall came from commercial mortgage backed securities. Despite strong fundamentals, historic lows in delinquencies and defaults and seasoned characteristics that reflected more stringent underwriting, the Fund's high quality holdings sagged.

Positive contributors included a modest stake in Treasury issues, which led the bond market, and a small exposure to foreign currencies, which performed well as the U.S. dollar sagged throughout the period.

Investment Risk Considerations
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                                2.86%     7.20%    7.51%    3.94%
--------------------------------------------------------------------------------
Class A Shares                              -2.44%     1.58%    6.14%    3.17%
--------------------------------------------------------------------------------
Class B Shares                              -2.64%     1.12%    6.13%    2.86%
--------------------------------------------------------------------------------
Class C Shares                               1.35%     6.13%    6.43%    2.99%
--------------------------------------------------------------------------------
S&P 500 Index(1)                            -4.32%    -2.31%   12.04%    5.14%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(1)      6.82%     8.81%    4.76%    6.02%
--------------------------------------------------------------------------------
Lipper Balanced Funds Average(1)            -1.07%     1.11%    9.17%    5.14%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.45% (Institutional Shares), 1.71% (Class A) and 2.47% (Class B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception dates for the Institutional, Class B and Class C are August 11, 1998, October 11, 2000, April 25, 1996 and October 29, 2001, respectively. Prior to such dates, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

Fifth Third Institutional Money Market Fund ............................  16.98%
Banc of America Funding Corp., Series 2006-G, Class 3A2 ................   4.07%
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4D .....   3.55%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12,
   Class 13A1 ..........................................................   2.22%
Morgan Stanley Mortgage Loan Trust, Series 2004-4, Class 3A ............   1.66%
Fifth Third Institutional Money Market Fund ............................   1.61%
Northern Trust Corp. ...................................................   1.54%
Procter & Gamble Co. ...................................................   1.47%
Baxter International, Inc. .............................................   1.44%
US Bancorp. ............................................................   1.43%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

International Equity Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third International Equity Fund (Institutional) declined 5.16% on a net of fee basis, outperforming its benchmark, the MSCI EAFE Index, which dropped 8.23%.

Overseas stocks slumped as spreading worries over the impact of subprime mortgage problems in the U.S. spread across the globe. Meanwhile, export-reliant countries grew concerned over a potential U.S. economic slowdown and the possible repercussions.

On November 29, 2007, the Fund's strategy changed to a quantitative approach that emphasizes stock selection as the primary driver of investment decisions, with secondary contributions at the country and sector levels. As a result, the Fund expects to hold between 125-250 stocks going forward, as opposed to the previous count of more than 1,000, and country and sector weightings will be closer to the benchmark. In addition, the Fund will focus on stocks from developed countries, where data tends to be more reliable, although it may occasionally invest in emerging market stocks.

December was essentially a month of transition for the Fund as the statistical model that forecasts potential returns was implemented. Ultimately, the model will seek out companies with attractive valuations, positive sentiment, disciplined capital use and earnings quality - four factors that have historically generated risk-adjusted market-beating returns.

Over the final two months of the period, investments in Germany and France boosted relative performance, as did a modestly underweight stake, relative to the benchmark, in the woeful financials sector. Robust commodity markets lifted the materials sector, which further enhanced the Fund's returns.

Conversely, exposure in Norway and Spain detracted from relative performance, as did investments in the health care and utilities sectors.

Early period exposure to emerging markets equities, which outperformed stocks from developed economies, further enhanced six-month performance figures.

Investment Risk Considerations
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                               -5.16%     4.15%   19.00%    7.16%
--------------------------------------------------------------------------------
Class A Shares                             -10.10%    -1.36%   17.52%    6.40%
--------------------------------------------------------------------------------
Class B Shares                              -9.98%    -1.64%   17.59%    6.13%
--------------------------------------------------------------------------------
Class C Shares                              -6.52%     3.11%   17.81%    6.16%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)                          -8.23%    -2.09%   17.51%    5.12%
--------------------------------------------------------------------------------
Lipper International Large-Cap Core
Funds Average(1)                            -5.52%     1.42%   18.34%    6.53%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.34% (Institutional Shares), 1.59% (Class A) and 2.34% (Class B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class A Shares were initially offered on August 18, 1994. Class B and Class C Shares were initially offered on October 11, 2000 and April 25, 1996, respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares. Institutional Shares were initially offered on October 9, 1998.The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Top Ten Equity Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments +

Fifth Third Institutional Money Market Fund ............................   4.25%
Telefonica SA ..........................................................   1.64%
Nestle SA ..............................................................   1.49%
Banco Santander Central Hispano SA .....................................   1.45%
Royal Dutch Shell PLC, A Shares ........................................   1.25%
BASF SE ................................................................   1.17%
France Telecom SA ......................................................   1.17%
AstraZeneca PLC ........................................................   1.17%
Toyota Motor Corp. .....................................................   1.16%
ENI SpA ................................................................   1.12%

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Strategic Income Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Strategic Income Fund (Institutional) advanced 1.38% on a net of fee basis, lagging its primary benchmark, the Lehman Brothers Intermediate Credit Bond Index, which returned 5.61%, and its secondary benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 6.82%.

The Federal Reserve was busy during the period, cutting its key lending rate 225 basis points. Designed to alleviate some of the concerns over slowing economic growth, the rate cuts failed to prevent a flight to quality that punished preferred stocks and real estate investment trusts (REITs) while rewarding U.S. Treasury investors with market-leading returns.

The Fund's exposure to preferred stocks had been trimmed significantly in 2006, but the magnitude of their 2007 underperformance - preferred stocks trailed Treasuries by 18% - hindered relative performance. Although the high yield equities rallied somewhat in January 2008, the group couldn't avoid the troubles of the financial industry, which includes the majority of preferred stock issuers.

Similarly, REITs suffered with the rest of the slumping real estate industry, falling from highs achieved during a recent four-year climb. Although fundamentals remained strong in the group, investors' sentiment changed decidedly as the subprime mortgage issues spread.

Considering the market environment, the Fund exited all but a few REITs during the period. Conversely, some compelling valuations in the preferred stock space emerged in the period's closing weeks.

Positive contributors included overseas bonds, in which the Fund gradually expanded its exposure, and the selection of higher quality preferred stocks and REITs, which still lost ground, but not as much as riskier, lower quality issues.

Although there have been rocky periods in the past six months, the Fund's strategy of investing in what the Adviser believes to be income producing, high quality assets, is designed to ultimately prove advantageous for patient investors, regardless of any short-term volatility.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                                1.38%    -0.02%    5.39%     6.00%
--------------------------------------------------------------------------------
Class A Shares                              -3.83%    -5.26%    4.01%     5.16%
--------------------------------------------------------------------------------
Class B Shares                              -3.90%    -5.54%    4.03%     5.08%
--------------------------------------------------------------------------------
Class C Shares                              -0.07%    -0.94%    4.35%     5.03%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index(1)                                     6.82%     8.81%    4.76%     6.02%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Credit
Bond Index(1)                                5.61%     7.40%    4.80%     6.03%
--------------------------------------------------------------------------------
Lipper Flexible Income Funds
Average(1)                                  -0.88%    -0.24%   -1.26%    -2.06%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.36% (Institutional Shares), 1.61% (Class A) and 2.36% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

For the period prior to October 22,2001,the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/ Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Prior to September 1, 1998 the quoted performance reflects the performance for the Fifth Third/Maxus Income Fund Investor Shares. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for Advisor Shares and is adjusted to reflect expenses and applicable sales charges for the respective share class. Prior to October 22, 2001, the quoted performance for Advisor Shares reflects the performance of the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments +

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Preferred Stocks                                                     38.36
Corporate Bonds                                                      23.23
Foreign Bonds                                                         7.50
Investment Companies                                                  7.14
Mortgage-Backed Securities                                            6.50
U.S. Government Agencies                                              5.26
Common Stocks                                                         4.69
Investments in Affiliates                                             2.96
Asset-Backed Securities                                               2.52
Real Estate Investment Trusts                                         1.03
U.S. Treasury Obligations                                             0.81

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel
Aggressive Fund(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third LifeModel Aggressive Fund (Institutional) retreated 3.98% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, declined 3.35%.

During the period, credit problems that originated in the U.S. subprime mortgage space permeated the world's financial markets, especially tainting lower quality assets and holdings associated with the financials sector or housing industry. Growing expectations for an economic slowdown in the U.S. further complicated the situation.

Large cap domestic stocks tended to perform better than mid cap and small cap equities during the period. In addition, international stocks tended to be more stable and fared well relative to U.S. equities. Within fixed income markets, U.S. Treasury issues led the way, benefiting from a flight to quality. In an effort to ease conditions, the Federal Reserve cut its key lending rate 225 basis points during the period - from 5.25% to 3.00%.

Within the Fund, a focus on higher quality large cap growth stocks tended to aid relative returns, as did a significant stake in international equities. A modest investment in small cap stocks weighed on relative performance, as did a minimal bond position.

At the period's end, economic growth concerns had spread internationally, the extent of the U.S. housing collapse remained uncertain and market volatility was seemingly a constant. The Federal Reserve acted with rate cuts, while corporations - outside of the troubled financials sector - continued to report respectable earnings. Although an economic slowdown in the coming quarters appears likely, the Fund intends to emphasize large-cap growth and international stocks and to exercise caution in the fixed income space, which it believes will position it well for anticipated market turbulence.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                            Inception                                   Since
                               Date     6 Months#   1 Year   5 Year   Inception
                            ---------   ---------   ------   ------   ----------
Institutional                 8/1/02      -3.98%     0.32%   13.43%     11.08%
--------------------------------------------------------------------------------
Class A Shares                8/1/02      -8.98%    -4.98%   11.95%      9.73%
--------------------------------------------------------------------------------
Class B Shares                8/1/02      -8.87%    -5.21%   12.02%      9.82%
--------------------------------------------------------------------------------
Class C Shares                8/1/02      -5.50%    -0.81%   12.25%      9.93%
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                    -5.40%    -4.34%   11.25%      8.99%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       7.10%     9.63%    4.50%      5.02%
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Asset
Class Index Blend(1)                      -3.35%    -1.39%   11.81%     10.35%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.50% (Institutional Shares), 0.75% (Class A) and 1.50% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments(1)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Fifth Third International Equity Fund                                21.96
Fifth Third Quality Growth Fund                                      21.78
Fifth Third Structured Large Cap Plus Fund                           15.08
Fifth Third Disciplined Large Cap Value Fund                         12.55
Fifth Third Mid Cap Growth Fund                                       9.30
Fifth Third All Cap Value Fund                                        6.20
Fifth Third Total Return Bond Fund                                    4.34
Fifth Third Small Cap Growth Fund                                     3.67
Fifth Third Small Cap Value Fund                                      2.62
Fifth Third Short Term Bond Fund                                      1.78
Fifth Third Institutional Money Market Fund                           0.40
Fifth Third High Yield Bond Fund                                      0.32

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel
Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional) declined 2.58% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, dropped 1.03%.

During the period, credit problems that originated in the U.S. subprime mortgage space permeated the world's financial markets, especially tainting lower quality assets and holdings associated with the financials sector or housing industry. The fixed income markets experienced turmoil in August and November, as the considerable unknowns worried investors. Growing expectations for an economic slowdown in the U.S. further complicated the situation.

Large cap domestic stocks tended to perform better than mid cap and small cap equities during the period. In addition, international stocks tended to be more stable and fared well relative to U.S. equities. Within fixed income markets, U.S. Treasury issues led the way, benefiting from a flight to quality. In an effort to ease conditions, the Federal Reserve cut its key lending rate 225 basis points during the period - from 5.25% to 3.00%.

Within the Fund, a focus on higher quality large cap growth stocks tended to aid relative returns, as did a stake in international equities. A modest investment in small cap stocks weighed on relative performance, as did the Fund's bond exposure.

At the period's end, economic growth concerns had spread internationally, the extent of the U.S. housing collapse remained uncertain and market volatility was seemingly a constant. The Federal Reserve acted with rate cuts, while corporations - outside of the troubled financials sector - continued to report respectable earnings. Although an economic slowdown in the coming quarters appears likely, the Fund intends to emphasize large-cap growth and international stocks and to exercise caution in the fixed income space, which it believes will position it well for anticipated market turbulence.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                            Inception                                   Since
                               Date     6 Months#   1 Year   5 Year   Inception
                            ---------   ---------   ------   ------   ----------
Institutional                 8/1/02      -2.58%     1.21%   11.26%     10.41%
--------------------------------------------------------------------------------
Class A Shares                8/1/02      -7.57%    -4.12%    9.85%      9.10%
--------------------------------------------------------------------------------
Class B Shares                8/1/02      -7.52%    -4.36%    9.90%      9.19%
--------------------------------------------------------------------------------
Class C Shares                8/1/02      -3.94%     0.23%   10.18%      9.32%
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                    -5.40%    -4.34%   11.25%      8.99%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       7.10%     9.63%    4.50%      5.02%
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target
Neutral Asset Class
Index Blend(1)                            -1.03%     1.09%   10.23%      9.27%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.50% (Institutional Shares), 0.75% (Class A) and 1.50% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Fifth Third Total Return Bond Fund                                   18.83
Fifth Third International Equity Fund                                17.03
Fifth Third Quality Growth Fund                                      16.82
Fifth Third Structured Large Cap Plus Fund                           11.86
Fifth Third Disciplined Large Cap Value Fund                          9.69
Fifth Third Short Term Bond Fund                                      7.38
Fifth Third Mid Cap Growth Fund                                       7.29
Fifth Third All Cap Value Fund                                        4.82
Fifth Third Small Cap Growth Fund                                     2.82
Fifth Third Small Cap Value Fund                                      2.00
Fifth Third High Yield Bond Fund                                      1.37
Fifth Third Institutional Money Market Fund                           0.09

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel
Moderate Fund(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third LifeModel Moderate Fund (Institutional) declined 1.12% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 1.28%.

During the period, credit problems that originated in the U.S. subprime mortgage space permeated the world's financial markets, especially tainting lower quality assets and holdings associated with the financials sector or housing industry. The fixed income markets experienced turmoil in August and November, as the considerable unknowns worried investors. Growing expectations for an economic slowdown in the U.S. further complicated the situation.

Large cap domestic stocks tended to perform better than mid cap and small cap equities during the period. In addition, international stocks tended to be more stable and fared well relative to U.S. equities. Within fixed income markets, U.S. Treasury issues led the way, benefiting from a flight to quality. In an effort to ease conditions, the Federal Reserve cut its key lending rate 225 basis points during the period - from 5.25% to 3.00%.

Within the Fund, a focus on higher quality large cap growth stocks tended to aid relative returns, as did exposure to international equities. A modest investment in small cap stocks weighed on relative performance, as did the Fund's bond exposure.

At the period's end, economic growth concerns had spread internationally, the extent of the U.S. housing collapse remained uncertain and market volatility was seemingly a constant. The Federal Reserve acted with rate cuts, while corporations - outside of the troubled financials sector - continued to report respectable earnings. Although an economic slowdown in the coming quarters appears likely, the Fund intends to emphasize large-cap growth and international stocks and to exercise caution in the fixed income space, which it believes will position it well for anticipated market turbulence.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                            Inception                                   Since
                               Date     6 Months#   1 Year   5 Year   Inception
                            ---------   ---------   ------   ------   ----------

Institutional                 8/1/02      -1.12%     2.23%    9.24%      8.21%
--------------------------------------------------------------------------------
Class A Shares                8/1/02      -6.11%    -3.08%    7.85%      6.94%
--------------------------------------------------------------------------------
Class B Shares                8/1/02      -6.13%    -3.37%    7.85%      7.00%
--------------------------------------------------------------------------------
Class C Shares                8/1/02      -2.50%     1.26%    8.16%      7.15%
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                    -5.40%    -4.34%   11.25%      8.99%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       7.10%     9.63%    4.50%      5.02%
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Asset
Class Index Blend(1)                       1.28%     3.56%    8.62%      8.12%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.45% (Institutional Shares), 0.70% (Class A) and 1.45% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Fifth Third Total Return Bond Fund                                   32.84
Fifth Third Short Term Bond Fund                                     13.01
Fifth Third Quality Growth Fund                                      12.34
Fifth Third International Equity Fund                                12.16
Fifth Third Structured Large Cap Plus Fund                            7.78
Fifth Third Disciplined Large Cap Value Fund                          7.27
Fifth Third Mid Cap Growth Fund                                       5.17
Fifth Third All Cap Value Fund                                        3.48
Fifth Third High Yield Bond Fund                                      2.31
Fifth Third Small Cap Growth Fund                                     1.92
Fifth Third Small Cap Value Fund                                      1.33
Fifth Third Institutional Money Market Fund                           0.39

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel
Moderately Conservative Fund(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third LifeModel Moderately Conservative Fund (Institutional) slipped 0.39% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 2.45%.

During the period, credit problems that originated in the U.S. subprime mortgage space permeated the world's financial markets, especially tainting lower quality assets and holdings associated with the financials sector or housing industry. Growing expectations for an economic slowdown in the U.S. further complicated the situation.

The fixed income markets experienced turmoil in August and November, as the considerable unknowns worried investors. In an effort to ease conditions, the Federal Reserve cut its key lending rate 225 basis points during the period - from 5.25% to 3.00%. Ultimately, U.S. Treasury issues led the market, benefiting from a flight to quality.

Large cap domestic stocks tended to perform better than mid cap and small cap equities during the period. In addition, international stocks tended to be more stable and fared well relative to U.S. equities.

Within the Fund, bond investments, including exposure in short term and high yield markets, offered mixed returns. Meanwhile, a focus on higher quality large cap growth stocks and international equities boosted the Fund's stock allocation.

At the period's end, economic growth concerns had spread internationally, the extent of the U.S. housing collapse remained uncertain and market volatility was seemingly a constant. The Federal Reserve acted with rate cuts, while corporations - outside of the troubled financials sector - continued to report respectable earnings. Although an economic slowdown in the coming quarters appears likely, the Fund intends to exercise caution in the fixed income space and to maintain a modest emphasis on large-cap growth and international stocks, which it believes will position it well for anticipated market turbulence.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                            Inception                                   Since
                               Date     6 Months#   1 Year   5 Year   Inception
                            ---------   ---------   ------   ------   ----------
Institutional                 8/1/02      -0.39%     2.61%    8.02%     6.98%
--------------------------------------------------------------------------------
Class A Shares                8/1/02      -5.50%    -2.70%    6.69%     5.72%
--------------------------------------------------------------------------------
Class B Shares                8/1/02      -5.42%    -2.93%    6.66%     5.79%
--------------------------------------------------------------------------------
Class C Shares                8/1/02      -1.75%     1.73%    6.97%     5.93%
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                    -5.40%    -4.34%   11.25%     8.99%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       7.10%     9.63%    4.50%     5.02%
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Asset
Class Index Blend(1)                       2.45%     4.79%    7.81%     7.53%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.55% (Institutional Shares), 0.79% (Class A) and 1.54% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Fifth Third Total Return Bond Fund                      39.92
Fifth Third Short Term Bond Fund                        15.74
Fifth Third Quality Growth Fund                          9.31
Fifth Third International Equity Fund                    9.17
Fifth Third Structured Large Cap Plus Fund               7.74
Fifth Third Disciplined Large Cap Value Fund             5.15
Fifth Third Mid Cap Growth Fund                          4.11
Fifth Third High Yield Bond Fund                         2.89
Fifth Third All Cap Value Fund                           2.77
Fifth Third Small Cap Growth Fund                        1.61
Fifth Third Small Cap Value Fund                         1.25
Fifth Third Institutional Money Market Fund              0.34

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fifth Third LifeModel
Conservative Fund(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third LifeModel Conservative Fund (Institutional) advanced 0.84% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, gained 4.78%.

During the period, credit problems that originated in the U.S. subprime mortgage space permeated the world's financial markets, especially tainting lower quality assets and holdings associated with the financials sector or housing industry. Growing expectations for an economic slowdown in the U.S. further complicated the situation.

The fixed income markets experienced turmoil in August and November, as the considerable unknowns worried investors. In an effort to ease conditions, the Federal Reserve cut its key lending rate 225 basis points during the period - from 5.25% to 3.00%. Ultimately, U.S. Treasury issues led the market, benefiting from a flight to quality.

Large cap domestic stocks tended to perform better than mid cap and small cap equities during the period. In addition, international stocks tended to be more stable and fared well relative to U.S. equities.

Within the Fund, bond investments, including exposure in short term and high yield markets, offered mixed returns. Meanwhile, a focus on higher quality large cap growth stocks and a small stake in international equities boosted the Fund's stock allocation.

At the period's end, economic growth concerns had spread internationally, the extent of the U.S. housing collapse remained uncertain and market volatility was seemingly a constant. The Federal Reserve acted with rate cuts, while corporations - outside of the troubled financials sector - continued to report respectable earnings. Although an economic slowdown in the coming quarters appears likely, the Fund intends to exercise caution in the fixed income space and to maintain limited stakes in large-cap and international stocks, which it believes will position it well for anticipated market turbulence.

Investment Risk Considerations
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                            Inception                                   Since
                               Date     6 Months#   1 Year   5 Year   Inception
                            ---------   ---------   ------   ------   ----------
Institutional                 8/1/02       0.84%     3.39%    5.93%     5.74%
--------------------------------------------------------------------------------
Class A Shares                8/1/02      -4.35%    -1.91%    4.58%     4.48%
--------------------------------------------------------------------------------
Class B Shares                8/1/02      -4.39%    -2.31%    4.56%     4.55%
--------------------------------------------------------------------------------
Class C Shares                8/1/02      -0.58%     2.50%    4.89%     4.70%
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index(1)                    -5.40%    -4.34%   11.25%     8.99%
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index(1)                       7.10%     9.63%    4.50%     5.02%
--------------------------------------------------------------------------------
LifeModel Conservative
Target Neutral Asset
Class Index Blend(1)                       4.78%     7.22%    6.16%     6.30%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.63% (Institutional Shares), 0.88% (Class A) and 1.63% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Fifth Third Total Return Bond Fund                      51.80
Fifth Third Short Term Bond Fund                        20.56
Fifth Third Quality Growth Fund                          5.50
Fifth Third International Equity Fund                    4.54
Fifth Third Structured Large Cap Plus Fund               4.15
Fifth Third High Yield Bond Fund                         3.71
Fifth Third Disciplined Large Cap Value Fund             3.07
Fifth Third Mid Cap Growth Fund                          2.19
Fifth Third Institutional Money Market Fund              1.51
Fifth Third All Cap Value Fund                           1.46
Fifth Third Small Cap Growth Fund                        0.88
Fifth Third Small Cap Value Fund                         0.63

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

High Yield Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third High Yield Bond Fund (Institutional) advanced 2.56% on a net of fee basis, outperforming its benchmark, the Merrill Lynch High Yield Master Cash Pay Only Index, which returned 1.01%.

Uncertainty regarding the U.S. economy and global liquidity issues prompted considerable investor caution over riskier assets throughout the period. The market's appetite for such investments was further eroded by troubles in the subprime mortgage space (also known as "junk bonds"), housing sector and financial industry. As a result, investors generally shunned high yield bonds.

In addition, though default rates have yet to increase materially, expectations grew for greater levels of defaults in 2008 and 2009, reflecting a general lack of access to new capital and anxieties stemming from a potential economic slowdown. Meanwhile, a large backlog of pending issues from 2007 leveraged buyout activity discouraged many potential new issuers.

Within this environment, the Fund's higher quality positioning fueled its outperformance relative to the Fund's benchmark index. An overweight allocation to the energy sector, which consists of stable companies that tend to do well in volatile periods, helped most notably. Along with solid fundamentals, exploration and production companies and oilfield service companies enjoyed excess cash flow due to the rise in the price of oil. Further boosting the Fund was an underweight stake in the troubled automotive industry.

Hindering performance was exposure to the homebuilding industry, which endured significant setbacks during the period.

Emphasizing an attempt to avoid of problem credits and to protect principal in down markets, the Fund will rely on solid fundamental analysis to seek to soften the impact of volatile stretches. Such an approach seeks to deliver attractive risk-adjusted returns, regardless of broader developments.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                     Inception                          Since
                                       Date      6 Months#   1 Year   Inception
                                     ---------   ---------   ------   ----------
Institutional                         11/29/05      2.56%     1.22%     4.61%
--------------------------------------------------------------------------------
Class A Shares                        11/29/05     -2.70%    -4.15%     1.87%
--------------------------------------------------------------------------------
Class B Shares                        11/29/05     -2.96%    -4.55%     2.29%
--------------------------------------------------------------------------------
Class C Shares                        11/29/05      1.05%     0.11%     3.54%
--------------------------------------------------------------------------------
Merrill Lynch
High Yield
Master Index(1)                                     1.01%     0.79%     6.04%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.15% (Institutional Shares), 1.39% (Class A), 2.15% (Class B) and 2.11% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                         84.59
Foreign Bonds                                           13.61
Investments in Affiliates                                1.80

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Total Return Bond Fund
(formerly Bond Fund)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Total Return Bond Fund (Institutional) gained 4.42% on a net of fee basis, trailing its benchmark, the Lehman Brothers Aggregate Bond Index, which advanced 6.82%.

Values on virtually any bond not issued by the U.S. government dropped during the period as fixed income investors fled due to real and perceived credit risks. The situation ranged from dire in low quality mortgage markets, where demand all but dried up, to challenging in higher quality bond markets, where stellar ratings seemed to matter little. Meanwhile, the Federal Reserve slashed its key lending rate 225 basis points, mostly in response to shaky economic conditions.

Designed to generate returns above and beyond government issues, the Fund lagged its benchmark due primarily to considerable exposure to mortgage markets. The largest shortfall came from commercial mortgage backed securities, a group that represented the biggest overweight position, relative to the benchmark. Elsewhere in the mortgage related space, securities related to home loans backed by government agencies Fannie Mae and Freddie Mac also detracted from performance. Although the federal agencies virtually guarantee the underlying loans, the tie to the mortgage industry scared away many investors. In addition, a small exposure to subprime mortgage loans hurt the Fund.

Positive contributors included a modest stake in Treasury issues and a small exposure to foreign currencies, which performed well as the U.S. dollar weakened throughout the period.

Looking ahead, more turbulence in the bond markets is likely until access to capital is loosened. As it is difficult to determine when the situation will ultimately improve, the Fund's goal is to ride out the bumps, comfortable with its higher quality holdings rooted in solid fundamentals.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                               4.42%      5.84%    3.75%    4.97%
--------------------------------------------------------------------------------
Class A Shares                             -0.65%      0.43%    2.48%    4.20%
--------------------------------------------------------------------------------
Class B Shares                             -1.13%     -0.26%    2.36%    3.91%
--------------------------------------------------------------------------------
Class C Shares                              2.95%      4.82%    2.73%    3.92%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index(1)                                    6.82%      8.81%    4.76%    6.02%
--------------------------------------------------------------------------------
Lipper Corporate
Debt Funds A
Rated Average(1)                            4.53%      5.79%    4.30%    5.09%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08 the gross expense ratios are 0.87% (Institutional Shares), 1.12 % (Class A), 1.88% (Class B) and 1.85% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The  quoted  performance  does  not  reflect  the  deduction  of  taxes  on Fund distributions or redemption of shares. For the period prior to October 29,2001,the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                              40.78
U.S. Government Agencies                                30.88
Corporate Bonds                                         10.10
Asset-Backed Securities                                  9.56
U.S. Treasury Obligations                                4.39
Investments in Affiliates                                1.67
Foreign Bonds                                            1.27
Preferred Stocks                                         1.22
Demand Notes                                             0.13

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Short Term Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Short Term Bond Fund (Institutional) advanced 4.29% on a net of fee basis, trailing its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index, which returned 5.54%.

Subprime mortgage market woes spread across fixed income markets during the period, tainting virtually all types of issues and quality levels. Conditions were worst in August and again in late November and early December as demand evaporated, making it difficult to value any non-government issues. Meanwhile, the Federal Reserve responded to deteriorating economic conditions by cutting its key lending rate 225 basis points, including a 125-basis-point reduction over an eight-day span in late January.

Within the Fund, residential mortgage backed securities (RMBS) hindered performance as investors avoided most mortgage-related issues. Although it held no direct exposure to subprime loans, the Fund was hurt by holdings tied to prime loans and so-called Alt-A mortgages, which is a mortgage risk categorization that falls between prime and sub-prime, but is closer to prime.

As the period progressed, investors also steered away from asset backed securities and commercial mortgage backed securities (CMBS), two types of investments that further weighed on the Fund's returns. Asset backed securities, such as those tied to auto loans and credit cards, deteriorated late in the period as concerns over consumers' financial health arose. In the CMBS space, the market ignored generally solid fundamentals, which are quite different from residential mortgage backed securities, while selling off notes of all qualities.

The Fund's adherence to higher quality issues aided relative performance, as poorer quality bonds performed decidedly worse in the downturn. In addition, an underweight exposure to corporate bonds, which lagged the market, further boosted relative returns.

The flipside of the challenging market was the abundance of high quality issues available at very attractive valuations. While seeking to capitalize on such opportunities, the Fund strived to maintain a sharp focus on underlying assets and fundamentals to help ensure it is well-positioned for the coming quarters.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   --------
Institutional                                4.29%     6.97%    3.10%    4.39%
--------------------------------------------------------------------------------
Class A Shares                               0.49%     2.82%    2.12%    3.83%
--------------------------------------------------------------------------------
Class C Shares                               2.79%     5.83%    2.06%    3.35%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Government/Corporate
Bond Index(1)                                5.54%     8.45%    3.67%    5.04%
--------------------------------------------------------------------------------
Lipper Short Investment
Grade Debt Funds
Average(1)                                   2.60%     4.64%    2.94%    4.25%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.80% (Institutional Shares), 1.05% (Class A), and 1.80% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for C Shares reflect the maximum contingent deferred sales charge (CDSC) of 1.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29,2001,the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund
Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2008
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                              31.17
U.S. Government Agencies                                24.76
Asset-Backed Securities                                 19.01
Corporate Bonds                                         13.54
U.S. Treasury Obligations                                6.33
Foreign Bonds                                            3.28
Investments in Affiliates                                1.70
Municipal Bonds                                          0.21

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Municipal Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Municipal Bond Fund (Institutional) returned 3.88% on a net of fee basis, outperforming its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.71%.

Taking its cue from the Federal Reserve, which cut its key lending rate 225 basis points to ease worries over the country's economic prospects, yields on short-term municipal bonds dropped significantly during the period. Rates on long-term issues ended close to where they started, resulting in a significant steepening of the yield curve.

With holdings concentrated in the shorter portion of the yield curve, and an underweight stake, relative to the benchmark, in long-term bonds, the Fund was ideally positioned to capitalize on the market's movement. Further enhancing returns was the Fund's exposure to a number of pre-refunded bonds, or debentures being refinanced by the original issuers. In general, higher quality bonds outperformed lower quality issues as investors avoided riskier assets. Bonds backed by insurers trailed the market as many of the so-called monoline insurers acknowledged considerable exposure to the subprime mortgage market woes.
Accordingly,   the  Fund's  modest   exposure  to  insured   issues  weighed  on
performance.

Despite the turmoil in the fixed income markets through the second half of the year, a record $423 billion worth of new municipal bonds were issued in the U.S. in 2007, with 36% of the deals completed for refinancing purposes. Uncertainties over the ratings of monoline insurers contributed to a slower January 2008; in which issuance was about half of what it was a year earlier.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   -------
Institutional                                3.88%     5.01%    3.81%    4.54%
--------------------------------------------------------------------------------
Class A Shares                              -1.23%    -0.15%    2.55%    3.77%
--------------------------------------------------------------------------------
Class B Shares                              -1.65%    -1.07%    2.45%    3.49%
--------------------------------------------------------------------------------
Class C Shares                               2.35%     3.98%    2.79%    3.51%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)      3.71%     4.93%    4.61%    5.20%
--------------------------------------------------------------------------------
Lipper General Municipal Debt Funds
Average(1)                                   1.91%     2.49%    3.83%    4.08%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 1.11% (Institutional Shares), 1.36% (Class A), 2.18% (Class B) and 2.11% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Municipal Bond Fund Institutional Shares reflects the performance of the Kent Tax-Free Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance for the Fifth Third Municipal Bond Fund Class A Shares reflects the performance of the Kent Tax-Free Income Fund Investment Shares with an inception date of March 31, 1995, and is adjusted to reflect applicable sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Bond Quality as of January 31, 2008
as represented by Standard and Poor's/Moody's Rating Agencies
--------------------------------------------------------------------------------
as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

AAA/Aaa                               70.30
AA+/Aa1                                7.29
AA/Aa2                                 3.90
AA-/Aa3                                2.47
A+/A1                                  2.49
A/A2                                   3.42
A-/A3                                  2.40
BBB+/Baa1                              1.81
BBB-/Baa3                              5.24
Net Cash and Equivalents               0.68

+     Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Intermediate Municipal Bond Fund (Institutional) returned 4.67% on a net of fee basis, trailing its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which gained 5.82%.

Taking its cue from the Federal Reserve, which cut its key lending rate 225 basis points to ease worries over the country's economic prospects, yields on short-term municipal bonds dropped significantly during the period. Interestingly, rates on long-term issues ended close to where they started, resulting in a significant steepening of the yield curve.

With holdings concentrated in the shorter portion of the yield curve, and an underweight stake, relative to the benchmark, in long-term bonds, the Fund was well-positioned for the market's movement. With a modest stake in BBB rated bonds, however, performance suffered, relative to the benchmark, as lower quality issues sagged amid investors' avoidance of riskier assets. Notably, bonds issued by community hospitals were caught in the downdraft, despite solid fundamentals.

Bonds backed by insurers and investment banks also performed poorly due to considerable exposure to the subprime mortgage market woes. Accordingly, the Fund's small exposure to insured issues weighed on returns, as did its stake in prepaid natural gas bonds.

One bright  spot among the  insured  holdings  were  issues  backed by  monoline
insurer  Financial   Security   Assurance,   a  conservative   underwriter  that
sidestepped many of the complications experienced by its peers.

Despite the turmoil in the fixed income markets through the second half of the year, a record $423 billion worth of new municipal bonds were issued in 2007, with 36% of the deals completed for refinancing purposes. Uncertainties over the ratings of monoline insurers contributed to a slower January 2008, in which issuance was about half of what it was a year earlier.

Investment Risk Considerations
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   -------
Institutional                                4.67%     5.76%    3.14%    4.06%
--------------------------------------------------------------------------------
Class A Shares                               0.89%     1.85%    2.15%    3.43%
--------------------------------------------------------------------------------
Class B Shares                              -0.55%     0.52%    2.39%    3.32%
--------------------------------------------------------------------------------
Class C Shares                               3.14%     4.73%    2.12%    3.02%
--------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index(1)                      5.82%     7.54%    4.09%    4.87%
--------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt
Funds Average(1)                             4.03%     5.06%    3.43%    4.21%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.90% (Institutional Shares), 1.15% (Class A), 1.90% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figure for A Shares reflects the maximum sales charge of 3.50%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29,2001,the quoted performance for the Fifth Third Intermediate Municipal Bond Fund Institutional Shares reflects the performance of the Kent Intermediate Tax-Free Fund Institutional Shares with an inception date of December 16, 1992. Prior to October 29, 2001, the performance figures for the Fifth Third Intermediate Bond Fund Class A Shares reflects the performance of the Kent Intermediate Tax-Free Fund Investment Shares with an inception date of December 18, 1992, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for the Kent Intermediate Tax-Free Fund Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Bond Quality as of January 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

AAA/Aaa                            60.44
AA+/Aa1                             4.65
AA/Aa2                              4.52
AA-/Aa3                             6.40
A+/A1                               4.92
A/A2                                1.24
A-/A3                               3.96
BBB+/Baa1                           5.44
BBB/Baa2                            0.69
BBB-/Baa3                           3.22
NR/NR                               3.77
Net Cash and Equivalents            0.75

+     Portfolio composition is subject to change.

NR - Not Rated

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Ohio Municipal Bond Fund (Institutional) advanced 4.58% on a net of fee basis, trailing its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which gained 5.82%.

Economic conditions in Ohio deteriorated during the period as the service sector failed to make up for lost jobs within the manufacturing sector. As a result, Ohio's unemployment rate continued to run higher than the national average, the median household income lagged the national average and the number of people below poverty level grew. Within the troubled housing market, foreclosure filings jumped 88% in 2007, compared to 2006, placing Ohio within the worst 10 states for foreclosures in the U.S.

Against this backdrop, the state issued $15.6 billion worth of municipal bonds in 2007, a 23% rise over 2006 levels. The total included a $5 billion
securitization  of  the  state's  remaining   payments  from  the  1998  tobacco
settlement.

In general, yields on short-term municipal bonds dropped significantly during the period, reflecting the Federal Reserve's moves to slash its key lending rate by 225 basis points. Interestingly, rates on long-term issues ended close to where they started, resulting in a significant steepening of the yield curve.

Within the Fund, a modest stake in BBB rated bonds suffered, relative to the benchmark, as lower quality issues sagged amid investors' avoidance of riskier assets. In addition, a stake in prepaid natural gas bonds weighed on returns.

Pre-refunded bonds, or debentures being refinanced by the original issuers, contributed positively to performance, most notably in the hospital space. As the issuers all but guarantee that the original bonds will be paid off, such pre-refunded issues generally are assigned a higher quality rating and tend to jump in value.

Investment Risk Considerations
--------------------------------------------------------------------------------

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   -------
Institutional                                4.58%     5.87%    3.16%    3.85%
--------------------------------------------------------------------------------
Class A Shares                              -0.55%     0.57%    1.91%    3.11%
--------------------------------------------------------------------------------
Class B Shares                              -0.95%    -0.27%    1.76%    2.69%
--------------------------------------------------------------------------------
Class C Shares                               3.07%     4.74%    2.12%    2.87%
--------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index(1)                      5.82%     7.54%    4.09%    4.87%
--------------------------------------------------------------------------------
Lipper Ohio Intermediate Municipal Debt
Funds Average(1)                             4.18%     5.06%    2.84%    3.60%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.95% (Institutional Shares), 1.20% (Class A), and 1.95% (Classes B&C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflects the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. Institutional Shares were initially offered on August 11, 1998. The performance figures for Institutional Shares for periods prior to such date represent the performance for Class A Shares. Class B, and Class C Shares were initially offered on May 27, 1993, October 11, 2000, and April 24, 1996 respectively. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Class A Shares and are adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Bond Quality as of January 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

AAA/Aaa                           41.41
AA+/Aa1                            6.05
AA/Aa2                            11.28
AA-/Aa3                           13.21
A/A2                              12.06
A-/A3                              2.85
BBB+/Baa1                          3.61
BBB-/Baa3                          3.27
NR/NR                              5.26
Net Cash and Equivalents           1.00

+     Portfolio composition is subject to change.

NR - Not Rated

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2008, the Fifth Third Michigan Municipal Bond Fund (Institutional) gained 4.47% on a net of fee basis, trailing its benchmark, the Lehman Brothers 1-5 Year Municipal Bond Index, which returned 5.36%.

Already rocky, economic conditions in Michigan continued to deteriorate during the period as real estate values declined and the unemployment rate remained the highest in the country. With officials projecting that personal incomes will decrease further in 2008 and employment levels will fall through at least 2009, the legislators passed the Michigan Business Tax into law and raised the personal income tax rate by 11.5%. Within the troubled housing market, foreclosure filings jumped 68% in 2007 compared to 2006, placing Michigan in the top five states for foreclosures in the U.S.

Against this backdrop, the state issued $9.4 billion worth of municipal bonds in 2007, a 9% decline from 2006 levels. Nationally, the issuance of municipal bonds increased by 10.5% during the same period.

In general, yields on short-term municipal bonds dropped significantly during the period, reflecting the Federal Reserve's moves to slash its key lending rate by 225 basis points. Rates on long-term issues ended close to where they started, resulting in a significant steepening of the yield curve.

Within the Fund, an ineffective duration strategy, implemented in an effort to soften the impact of interest rate moves, hindered returns. In addition, bonds subject to the federal alternative minimum tax, including select airport, hospital and student loan issues, detracted from the Fund's performance.

Although insured bonds across all market sectors suffered during the period due to significant credit risks taken by so-called monoline insurers, one bright spot for the Fund was that the bulk of its insured issues were backed by Financial Security Assurance ("FSA"), a more conservative underwriter that sidestepped many of the complications experienced by its peers, and as a result, the returns of bonds backed by the FSA did not fall as far as bonds backed by other insurers.

Investment Risk Considerations
--------------------------------------------------------------------------------

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2008
--------------------------------------------------------------------------------

                                          6 Months#   1 Year   5 Year   10 Year
                                          ---------   ------   ------   -------
Institutional                                4.47%     5.87%    2.47%    3.51%
--------------------------------------------------------------------------------
Class A Shares                              -0.55%     0.83%    1.35%    2.86%
--------------------------------------------------------------------------------
Class B Shares                              -1.05%    -0.18%    1.08%    2.48%
--------------------------------------------------------------------------------
Class C Shares                               2.93%     4.91%    1.47%    2.49%
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year Municipal
Bond Index(1)                                5.36%     7.24%    3.22%    4.24
--------------------------------------------------------------------------------
Lipper Other States Short-Intermediate
Municipal Debt Funds Average(1)              3.46%     4.60%    2.73%    3.58%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund's advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/08, the gross expense ratios are 0.99% (Institutional Shares), 1.24% (Class A), and 1.99% (Classes B &
C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Michigan Municipal Bond Fund Institutional Shares reflects the performance of the Kent Michigan Municipal Bond Fund Institutional Shares with an inception date of May 3, 1993. Prior to October 29, 2001, the quoted performance for the Fifth Third Michigan Municipal Bond Fund Class A Shares reflects the performance of the Kent Michigan Municipal Bond Fund Investment Shares with an inception date of May 11, 1993, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 200. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

#     Not Annualized

(1)   Please refer to Glossary of Terms for additional information.

Bond Quality as of January 31, 2008
--------------------------------------------------------------------------------
as represented by Standard and Poor's/Moody's Rating Agencies as a percentage of value of investments+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

AAA/Aaa                               65.01
AA+/Aa1                                5.08
AA/Aa2                                 4.40
AA-/Aa3                                6.07
A+/A1                                  2.90
A/A2                                   2.52
A-/A3                                  1.09
BBB+/Baa1                              1.82
BBB/Baa2                               0.50
BBB-/Baa3                              1.04
NR/NR                                  1.80
Net Cash and Equivalents               7.77

+     Portfolio composition is subject to change.

NR - Not Rated

Glossary of Terms

Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data.

Duration is the weighted average maturity of a bond's cash flows.

Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate Credit Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC-registered corporate debt. Included among yankees obligations is debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies.

Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury agencies. The debt issues within the index all maintain maturities within a range of one to ten years.

Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.

Lehman Brothers 1- 5 Year Municipal Bond Index is representative of short term municipal bonds with a maturity between one and six years.

Lehman  Brothers  Quality   Intermediate   Municipal  Bond  Index  is  generally
representative of intermediate term municipal bonds with a maturity between two and twelve years.

Lipper Balanced Funds Average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Corporate Debt Funds A Rated Average consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Equity Income Funds Average consists of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

Lipper Flexible Income Funds Average emphasizes income generation by investing at least 85% of its assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%.

Lipper General Municipal Debt Funds Average consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper Intermediate Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index.

Glossary of Terms

Lipper Ohio Intermediate Municipal Debt Funds Average consists of funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Ohio, with dollar-weighted average maturities of five to ten years.

Lipper Other States Short-Intermediate Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

Lipper S&P 500 Index Objective Funds Average consists of funds that are passively managed, limited-expense (management fee no higher than 0.50%) fund designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Lipper Short Investment Grade Debt Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Small-Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper Small-Cap Growth Funds Average consists of funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Smallcap 600 Index.

Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

The Moody's scale ranges from "Aaa" on the high end to "C" on the low end with seven intermediate categories.

Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the United States and Canada and excludes certain market segments unavailable to U.S. based investors.

The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

The P/B Ratio, or Price-to-Book Ratio, is used to compare a stock's market value to its book value. This ratio gives some idea of whether you're paying too much for what would be left if the company went bankrupt immediately.

Russell 1000(R) Index measures the performance of 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the U.S. Market.

Russell 1000(R) Growth Index measures the performance of companies found in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index measures the performance of companies found in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index measures the performance of the companies in the Russell 2000(R) Index with higher price-to-value ratios and higher forecasted growth values.

Russell 2000(R) Value Index measures the performance of the companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000(R) Value Index measures the performance of companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values.

Glossary of Terms

Russell Microcap(R) Index measures the performance of 1000 of the smallest securities in the Russell 2000(R) Index based on a combination of their market cap and current index membership.

Russell Microcap(R) Value Index measures the performance of those Russell Microcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those securities found in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's index ranges from "AAA" to "D" with eight intermediate categories.

Standard & Poor's 500 Index ("S&P 500" Index) is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Averages and the Funds' performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

The Fifth Third LifeModel Target Neutral Asset Class Blended Indices are hypothetical unmanaged indices comprised of a percentage of the Dow Jones Wilshire 5000 lndex and Lehman Brothers Intermediate Government/Credit Bond Index. The Blended lndex was created by Fifth Third Asset Management, Inc. The Fund will not necessarily maintain a similar weighting at all times but will invest within a range of stock, bond, and money market funds as described in the prospectus. Below is a table which indicates the percentage breakdown for each Fund.

                                                      Dow Jones         Lehman Brothers Intermediate
                                                  Wilshire 5000 Index   Government/Credit Bond Index
Fifth Third LifeModel Aggressive(SM)                      90%                      10%
----------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Aggressive(SM)           70%                      30%
----------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate(SM)                        50%                      50%
----------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative(SM)         40%                      60%
----------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative(SM)                    20%                      80%
----------------------------------------------------------------------------------------------------

                       This page intentionally left blank.

                                                                Small Cap Growth
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (96.4%)
Biotechnology * (2.1%)
BioMarin Pharmaceuticals, Inc.                            50,800   $      1,883
                                                                   ------------

Building Products * (0.4%)
Dayton Superior Corp.                                    161,100            391
                                                                   ------------

Commercial Banks (1.1%)
East West Bancorp, Inc.                                   40,000            962
                                                                   ------------
Commercial Services & Supplies * (5.2%)
Geo Group, Inc. (The)                                     53,200          1,272
Huron Consulting Group, Inc.                              29,000          2,083
Kenexa Corp.                                              39,000            693
Mobile Mini, Inc.                                         47,100            716
                                                                   ------------
                                                                          4,764
                                                                   ------------

Communications Equipment * (2.5%)
Netgear, Inc.                                             49,200          1,312
Nice Systems, Ltd. ADR                                    30,100            921
                                                                   ------------
                                                                          2,233
                                                                   ------------

Construction Materials (1.3%)
Texas Industries, Inc.                                    21,500          1,218
                                                                   ------------

Consumer Finance * (2.0%)
Cardronics, Inc.                                         140,000          1,096
First Cash Financial Services, Inc.                       72,500            726
                                                                   ------------
                                                                          1,822
                                                                   ------------

Data Processing/Management * (0.8%)
Commvault Systems, Inc.                                   39,000            726
                                                                   ------------

Distributors * (2.6%)
DXP Enterprises, Inc.                                     27,800          1,014
LKQ Corp.                                                 76,400          1,367
                                                                   ------------
                                                                          2,381
                                                                   ------------

Diversified Financial Services * (0.8%)
NewStar Financial, Inc.                                   85,100            740
                                                                   ------------

Diversified Telecommunication Services * (1.3%)
Time Warner Telecom, Inc., Class A                        67,000          1,171
                                                                   ------------

Electrical Components & Equipment (6.7%)
AZZ, Inc. *                                               58,500          1,975
Belden, Inc.                                              35,500          1,502
Energy Conversion Devices, Inc. *                         46,700          1,078
Polypore International, Inc. *                            82,369          1,530
                                                                   ------------
                                                                          6,085
                                                                   ------------

Electronic Equipment & Instruments (2.5%)
Daktronics, Inc.                                          55,200          1,131
IPG Photonics Corp. *                                     61,100          1,094
                                                                   ------------
                                                                          2,225
                                                                   ------------

Energy Equipment & Service * (6.6%)
Complete Production Services, Inc.                        59,300            943
Core Laboratories NV                                      15,000          1,691
Superior Energy Services                                  45,300          1,816

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Energy Equipment & Service *, continued
T-3 Energy Services, Inc.                                 33,900   $      1,525
                                                                   ------------
                                                                          5,975
                                                                   ------------

Food & Staples Retailing * (0.8%)
United Natural Foods, Inc.                                31,100            746
                                                                   ------------

Healthcare Equipment & Supplies * (5.1%)
Hologic, Inc.                                             32,875          2,116
Masimo Corp.                                              34,231          1,222
NuVasive, Inc.                                            33,500          1,320
                                                                   ------------
                                                                          4,658
                                                                   ------------

Healthcare Providers & Services * (12.2%)
AMN Healthcare Services, Inc.                             64,370          1,005
Emergency Medical Services Corp.,
   Class A                                                47,682          1,467
HealthExtras, Inc.                                        49,800          1,377
inVentiv Health, Inc.                                     48,100          1,582
MWI Veterinary Supply, Inc.                               31,350          1,199
Providence Service Corp. (The)                            57,100          1,686
Psychiatric Solutions, Inc.                               41,000          1,237
Sun Healthcare Group, Inc.                                89,000          1,534
                                                                   ------------
                                                                         11,087
                                                                   ------------

Healthcare Technology * (3.3%)
Omnicell, Inc.                                            64,000          1,605
Phase Forward, Inc.                                       81,520          1,406
                                                                   ------------
                                                                          3,011
                                                                   ------------

Hotels Restaurants & Leisure * (3.3%)
Bally Technologies, Inc.                                  25,500          1,215
Jack in the Box, Inc.                                     42,200          1,233
Morton's Restaurant Group, Inc.                           78,000            572
                                                                   ------------
                                                                          3,020
                                                                   ------------

Insurance (1.2%)
Zenith National Insurance Corp.                           27,000          1,075
                                                                   ------------

Internet Software & Services * (3.4%)
comScore, Inc.                                            36,500            977
Equinix, Inc.                                             14,800          1,118
Vocus, Inc.                                               33,500            986
                                                                   ------------
                                                                          3,081
                                                                   ------------

Life Sciences Tools & Services * (3.6%)
Icon PLC ADR                                              27,600          1,730
Varian, Inc.                                              28,316          1,536
                                                                   ------------
                                                                          3,266
                                                                   ------------

Machinery (1.3%)
Bucyrus International, Inc., Class A                      12,600          1,168
                                                                   ------------

Marine * (1.6%)
Ultrapetrol Bahamas, Ltd.                                 89,800          1,441
                                                                   ------------

Media * (3.2%)
Dolan Media Co.                                           48,158          1,091
RRSat Global Communications
   Network, Ltd.                                         104,400          1,827
                                                                   ------------
                                                                          2,918
                                                                   ------------

                                    Continued

Small Cap Growth
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Oil & Gas (3.0%)
Carrizo Oil & Gas, Inc. *                                 23,000   $      1,120
Penn Virginia Corp.                                       38,400          1,636
                                                                   ------------
                                                                          2,756
                                                                   ------------

Personal Products * (0.6%)
Physicians Formula Holdings, Inc.                         59,242            562
                                                                   ------------

REIT - Diversified (1.6%)
Digital Realty Trust, Inc.                                41,000          1,465
                                                                   ------------

Semiconductors & Semiconductor
   Equipment * (3.3%)
Atheros Communications, Inc.                              48,300          1,319
Cavium Networks, Inc.                                     22,000            421
Formfactor, Inc.                                          25,600            620
Netlogic Microsystems, Inc.                               25,000            650
                                                                   ------------
                                                                          3,010
                                                                   ------------

Software * (5.2%)
Concur Technologies, Inc.                                 15,569            546
Nuance Communications, Inc.                               86,900          1,381
PROS Holdings, Inc.                                       99,663          1,530
Ultimate Software Group, Inc.                             47,700          1,290
                                                                   ------------
                                                                          4,747
                                                                   ------------

Specialty Retail (2.8%)
Aeropostale, Inc. *                                       58,850          1,658
Stage Stores, Inc.                                        74,100            887
                                                                   ------------
                                                                          2,545
                                                                   ------------

Textiles Apparel & Luxury Goods * (3.8%)
Iconix Brand Group, Inc.                                  90,850          1,889
Skechers U.S.A., Inc., Class A                            48,700            975
Volcom, Inc.                                              31,300            631
                                                                   ------------
                                                                          3,495
                                                                   ------------

Transportation (1.2%)
Aegean Marine Petroleum, Inc.                             33,500          1,095
                                                                   ------------

Total Common Stocks                                                      87,722
                                                                   ------------

Total Investments (Cost $81,502) - 96.4%                           $     87,722

Other assets in excess of liabilities - 3.6%                              3,312
                                                                   ------------

NET ASSETS - 100.0%                                                $     91,034
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

The following abbreviation is used in the Schedule of Investments:

ADR  - American Depositary Receipt
REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Mid Cap Growth
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (99.6%)
Aerospace & Defense (3.7%)
Precision Castparts Corp.                                 57,100   $      6,498
Spirit Aerosystems Holdings, Inc.,
   Class A *                                             175,000          4,834
                                                                   ------------
                                                                         11,332
                                                                   ------------

Capital Markets (3.0%)
Affiliated Managers Group, Inc. *                         48,600          4,778
T Rowe Price Group, Inc.                                  92,600          4,685
                                                                   ------------
                                                                          9,463
                                                                   ------------

Chemicals (1.6%)
FMC Corp.                                                 92,400          4,912
                                                                   ------------

Commercial Services & Supplies (5.5%)
Corrections Corp. of America *                           223,800          5,940
Manpower, Inc.                                            72,800          4,096
Stericycle, Inc. *                                       120,400          7,135
                                                                   ------------
                                                                         17,171
                                                                   ------------

Communications Equipment * (0.2%)
Ciena Corp.                                               18,000            488
                                                                   ------------

Computers & Peripherals * (1.5%)
Brocade Communications Systems, Inc.                     220,000          1,516
Network Appliance, Inc.                                  132,000          3,065
                                                                   ------------
                                                                          4,581
                                                                   ------------

Construction Materials (1.8%)
Martin Marietta Materials, Inc.                           44,800          5,498
                                                                   ------------

Containers & Packaging * (1.5%)
Owens-Illinois, Inc.                                      94,600          4,787
                                                                   ------------

Diversified Consumer Services * (1.9%)
Apollo Group, Inc., Class A                               72,700          5,797
                                                                   ------------

Diversified Telecommunication
   Services * (1.5%)
Time Warner Telecom, Inc., Class A                       265,693          4,644
                                                                   ------------

Energy Equipment & Services * (7.5%)
Exterran Holdings, Inc.                                   55,000          3,588
National Oilwell Varco, Inc.                              97,000          5,842
Oceaneering International, Inc.                           70,000          4,031
Superior Energy Services                                 125,800          5,043
Transocean, Inc.                                          40,006          4,905
                                                                   ------------
                                                                         23,409
                                                                   ------------

Healthcare Equipment & Supplies * (5.3%)
Gen-Probe, Inc.                                           71,776          4,102
Hologic, Inc.                                            108,000          6,951
Varian Medical Systems, Inc.                             104,401          5,428
                                                                   ------------
                                                                         16,481
                                                                   ------------

                                    Continued

                                                                  Mid Cap Growth
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Providers & Services * (7.4%)
DaVita, Inc.                                              86,700   $      4,626
Express Scripts, Inc.                                     70,600          4,765
Pediatrix Medical Group, Inc.                             76,900          5,236
Psychiatric Solutions, Inc.                              141,900          4,281
VCA Antech, Inc.                                         107,300          4,148
                                                                   ------------
                                                                         23,056
                                                                   ------------

Hotels Restaurants & Leisure (5.9%)
Burger King Holdings, Inc.                               189,800          5,001
International Game Technology                            126,600          5,402
Marriott International, Inc.                             131,200          4,718
Scientific Games Corp., Class A *                        136,600          3,251
                                                                   ------------
                                                                         18,372
                                                                   ------------

Industrial * (1.5%)
McDermott International, Inc.                             97,500          4,600
                                                                   ------------

Insurance * (1.7%)
ProAssurance Corp.                                        91,800          5,297
                                                                   ------------

Internet Software & Services * (1.3%)
Akamai Technologies, Inc.                                138,500          4,183
                                                                   ------------

IT Services (3.7%)
Cognizant Technology Solutions
   Corp., Class A *                                       87,000          2,427
Mastercard, Inc.                                          22,700          4,699
Paychex, Inc.                                            135,000          4,417
                                                                   ------------
                                                                         11,543
                                                                   ------------

Life Sciences Tools & Services (4.4%)
PerkinElmer, Inc.                                        182,700          4,547
Pharmaceutical Product
   Development, Inc.                                     101,200          4,388
Qiagen NV *                                              227,000          4,631
                                                                   ------------
                                                                         13,566
                                                                   ------------

Machinery (5.1%)
IDEX Corp.                                               130,700          4,082
ITT Corp.                                                 76,400          4,540
Joy Global, Inc.                                         112,850          7,115
                                                                   ------------
                                                                         15,737
                                                                   ------------

Multiline Retail (2.1%)
JC Penney Co., Inc.                                       59,400          2,816
Nordstrom, Inc.                                           97,300          3,785
                                                                   ------------
                                                                          6,601
                                                                   ------------

Oil & Gas (3.6%)
Ultra Petroleum Corp. *                                   79,500          5,469
XTO Energy, Inc.                                         111,875          5,811
                                                                   ------------
                                                                         11,280
                                                                   ------------

Personal Products (1.8%)
Herbalife, Ltd.                                          140,500          5,575
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Pharmaceuticals (1.4%)
Allergan, Inc.                                            63,300   $      4,253
                                                                   ------------

REIT - Diversified (1.1%)
CapitalSource, Inc.                                      202,200          3,318
                                                                   ------------

Real Estate Management &
   Development (1.2%)
Jones Lang LaSalle, Inc.                                  47,900          3,727
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (4.1%)
Intersil Corp., Class A                                  102,700          2,365
MEMC Electronic Materials, Inc. *                         73,500          5,253
Nvidia Corp. *                                            90,000          2,213
Xilinx, Inc.                                             139,000          3,040
                                                                   ------------
                                                                         12,871
                                                                   ------------

Software * (6.8%)
Activision, Inc.                                         200,879          5,197
Electronic Arts, Inc.                                     58,096          2,752
Intuit, Inc.                                             199,100          6,110
McAfee, Inc.                                              14,100            475
Nuance Communications, Inc.                              182,000          2,892
Salesforce.com, Inc.                                      72,500          3,790
                                                                   ------------
                                                                         21,216
                                                                   ------------

Specialty Retail (5.1%)
Abercrombie & Fitch Co., Class A                          80,300          6,399
Guess?, Inc.                                             118,400          4,418
Urban Outfitters, Inc. *                                 172,500          5,002
                                                                   ------------
                                                                         15,819
                                                                   ------------

Textiles Apparel & Luxury Goods (3.0%)
Coach, Inc. *                                            112,550          3,607
Phillips-Van Heusen                                       61,700          2,600
Polo Ralph Lauren Corp.                                   54,000          3,272
                                                                   ------------
                                                                          9,479
                                                                   ------------

Trading Companies & Distributors (1.3%)
WESCO International, Inc. *                               92,600          3,911
                                                                   ------------

Utilities * (0.7%)
NRG Energy, Inc.                                          60,000          2,315
                                                                   ------------

Wireless Telecommunication
   Services * (1.4%)
American Tower Corp.                                     115,000          4,316
                                                                   ------------

Total Common Stocks                                                     309,598
                                                                   ------------

                                    Continued

Mid Cap Growth
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Investments in Affiliates (a) (2.8%)
Fifth Third Institutional Money
   Market Fund                                         8,666,187   $      8,666
                                                                   ------------

Total Investments in Affiliates                                           8,666
                                                                   ------------

Total Investments (Cost $277,422) - 102.4%                              318,264

Liabilities in excess of other assets - (2.4)%                           (7,495)

NET ASSETS - 100.0%                                                $    310,769
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Quality Growth
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (99.2%)
Aerospace & Defense (4.1%)
Goodrich Corp.                                            96,000   $      6,005
Honeywell International, Inc.                            140,000          8,270
United Technologies Corp.                                140,000         10,277
                                                                   ------------
                                                                         24,552
                                                                   ------------

Auto Components (1.7%)
Johnson Controls, Inc.                                   290,000         10,257
                                                                   ------------

Beverages (3.0%)
Coca-Cola Co. (The)                                      110,000          6,509
PepsiCo, Inc.                                            175,000         11,933
                                                                   ------------
                                                                         18,442
                                                                   ------------

Biotechnology * (2.0%)
Gilead Sciences, Inc.                                    270,000         12,336
                                                                   ------------

Capital Markets (5.1%)
BlackRock, Inc.                                           35,000          7,738
Northern Trust Corp.                                     180,000         13,205
T Rowe Price Group, Inc.                                 200,000         10,118
                                                                   ------------
                                                                         31,061
                                                                   ------------

Chemicals (6.4%)
Monsanto Co.                                             150,000         16,866
Potash Corp. of Saskatchewan                              75,000         10,566
Praxair, Inc.                                            140,000         11,327
                                                                   ------------
                                                                         38,759
                                                                   ------------

Commercial Services & Supplies * (1.6%)
Stericycle, Inc.                                         160,000          9,482
                                                                   ------------

Communications Equipment (4.4%)
Cisco Systems, Inc. *                                    450,000         11,025
Juniper Networks, Inc. *                                 250,000          6,788
Nokia Corp. Oyj ADR                                      240,000          8,868
                                                                   ------------
                                                                         26,681
                                                                   ------------

Computers & Peripherals (8.0%)
Apple, Inc. *                                             90,000         12,182
Dell, Inc. *                                             300,000          6,012
EMC Corp. *                                              510,000          8,094
Hewlett-Packard Co.                                      225,000          9,844
International Business Machines Corp.                    115,000         12,344
                                                                   ------------
                                                                         48,476
                                                                   ------------

Construction & Engineering (1.1%)
Fluor Corp.                                               55,000          6,692
                                                                   ------------

Diversified Consumer Services * (1.4%)
Apollo Group, Inc., Class A                              110,000          8,771
                                                                   ------------

Diversified Financial Services (1.1%)
CME Group, Inc.                                           11,000          6,808
                                                                   ------------

                                    Continued

                                                                  Quality Growth
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Diversified Telecommunication
   Services (1.1%)
AT&T, Inc.                                               180,000   $      6,928
                                                                   ------------

Electric Utilities (1.2%)
FPL Group, Inc.                                          110,000          7,093
                                                                   ------------

Electrical Components
   & Equipment (2.7%)
Emerson Electric Co.                                     210,000         10,676
Roper Industries, Inc.                                   100,000          5,592
                                                                   ------------
                                                                         16,268
                                                                   ------------

Energy Equipment & Services (3.9%)
Cameron International Corp. *                            186,000          7,488
Schlumberger, Ltd.                                        90,000          6,792
Transocean, Inc. *                                        73,458          9,006
                                                                   ------------
                                                                         23,286
                                                                   ------------

Food & Staples Retailing (1.1%)
Kroger Co. (The)                                         270,000          6,872
                                                                   ------------

Food Products (1.8%)
Kellogg Co.                                              230,000         11,017
                                                                   ------------

Healthcare Equipment & Supplies (5.4%)
Baxter International, Inc.                               250,000         15,185
Becton Dickinson & Co.                                    80,000          6,922
Respironics, Inc. *                                      160,000         10,482
                                                                   ------------
                                                                         32,589
                                                                   ------------

Hotels Restaurants & Leisure (4.8%)
Burger King Holdings, Inc.                               363,725          9,584
Chipotle Mexican Grill, Inc.,
   Class A *                                              55,000          6,696
McDonald's Corp.                                         240,000         12,852
                                                                   ------------
                                                                         29,132
                                                                   ------------

Household Products (3.4%)
Colgate-Palmolive Co.                                    150,000         11,550
Procter & Gamble Co.                                     135,000          8,903
                                                                   ------------
                                                                         20,453
                                                                   ------------

Internet Software & Services * (2.0%)
Google, Inc., Class A                                     21,000         11,850
                                                                   ------------

Life Sciences Tools & Services * (3.2%)
Thermo Fisher Scientific, Inc.                           207,000         10,658
Waters Corp.                                             150,000          8,618
                                                                   ------------
                                                                         19,276
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Machinery (4.3%)
Caterpillar, Inc.                                        105,000   $      7,470
Danaher Corp.                                            135,000         10,050
Illinois Tool Works, Inc.                                165,000          8,316
                                                                   ------------
                                                                         25,836
                                                                   ------------

Oil & Gas (6.0%)
Apache Corp.                                              80,000          7,635
Chevron Corp.                                            120,000         10,140
Consol Energy, Inc.                                      115,000          8,395
Devon Energy Corp.                                       120,000         10,198
                                                                   ------------
                                                                         36,368
                                                                   ------------

Pharmaceuticals (4.8%)
Abbott Laboratories                                      170,000          9,571
Johnson & Johnson                                        165,000         10,438
Merck & Co., Inc.                                        200,000          9,256
                                                                   ------------
                                                                         29,265
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (2.2%)
Intel Corp.                                              620,000         13,144
                                                                   ------------

Software (7.0%)
Activision, Inc. *                                       350,000          9,055
Microsoft Corp.                                          660,000         21,516
Oracle Corp. *                                           580,000         11,919
                                                                   ------------
                                                                         42,490
                                                                   ------------

Specialty Retail (3.1%)
Best Buy Co., Inc.                                       125,000          6,101
Dick's Sporting Goods, Inc. *                            200,000          6,510
GameStop Corp., Class A *                                115,000          5,949
                                                                   ------------
                                                                         18,560
                                                                   ------------

Textiles Apparel & Luxury Goods (1.3%)
Nike, Inc., Class B                                      130,000          8,029
                                                                   ------------

Total Common Stocks                                                     600,773
                                                                   ------------

                                    Continued

Quality Growth
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                     -----------   -------------
Investments in Affiliates (a) (1.6%)
Fifth Third Institutional Money
   Market Fund                                         9,811,218   $      9,811
                                                                   ------------

Total Investments in Affiliates                                           9,811
                                                                   ------------

Total Investments (Cost $519,466) - 100.8%                              610,584

Liabilities in excess of other assets - (0.8)%                           (4,549)
                                                                   ------------

NET ASSETS - 100.0%                                                $    606,035
                                                                   ============
Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 Dividend Growth
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                     -----------   ------------
Common Stocks (98.9%)
Aerospace & Defense (5.2%)
General Dynamics Corp.                                     5,375   $        454
United Technologies Corp.                                  9,701            712
                                                                   ------------
                                                                          1,166
                                                                   ------------

Auto Components (1.1%)
BorgWarner, Inc.                                           4,800            243
                                                                   ------------

Beverages (5.9%)
Anheuser-Busch Cos., Inc.                                  3,300            153
Coca-Cola Co. (The)                                        4,800            284
Diageo PLC ADR                                             4,100            331
PepsiCo, Inc.                                              8,300            566
                                                                   ------------
                                                                          1,334
                                                                   ------------

Biotechnology * (2.4%)
Celgene Corp.                                              4,999            281
Gilead Sciences, Inc.                                      5,849            267
                                                                   ------------
                                                                            548
                                                                   ------------

Capital Markets (5.5%)
Charles Schwab Corp. (The)                                13,487            301
Lehman Brothers Holdings, Inc.                             4,000            257
Northern Trust Corp.                                       3,450            253
State Street Corp.                                         5,300            435
                                                                   ------------
                                                                          1,246
                                                                   ------------

Chemicals (3.3%)
Ecolab, Inc.                                               5,849            282
Praxair, Inc.                                              5,592            453
                                                                   ------------
                                                                            735
                                                                   ------------
Commercial Banks (5.6%)
BB&T Corp.                                                 7,300            265
US Bancorp                                                14,197            482
Wells Fargo & Co.                                         15,276            519
                                                                   ------------
                                                                          1,266
                                                                   ------------

Communications Equipment (5.1%)
Cisco Systems, Inc. *                                     18,193            446
Nokia Corp. Oyj ADR                                       13,000            480
Research In Motion, Ltd. *                                 2,500            235
                                                                   ------------
                                                                          1,161
                                                                   ------------

Computers & Peripherals (4.9%)
Apple, Inc. *                                              2,343            317
EMC Corp. *                                               17,800            283
Hewlett-Packard Co.                                        6,050            265
Seagate Technology                                        12,500            253
                                                                   ------------
                                                                          1,118
                                                                   ------------

Diversified Financial Services (3.4%)
Bank of America Corp.                                     13,000            577
JPMorgan Chase & Co.                                       4,150            197
                                                                   ------------
                                                                            774
                                                                   ------------

                                    Continued

                                                                 Dividend Growth
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                     -----------   -------------
Common Stocks, continued
Electric Utilities (1.4%)
Entergy Corp.                                              2,839   $        307
                                                                   ------------

Electrical Components &
   Equipment (3.7%)
Emerson Electric Co.                                      12,550            638
Roper Industries, Inc.                                     3,433            192
                                                                   ------------
                                                                            830
                                                                   ------------

Energy Equipment & Service * (1.4%)
Weatherford International, Ltd.                            5,100            315
                                                                   ------------

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.                                     2,600            177
Wal-Mart Stores, Inc.                                      2,586            131
                                                                   ------------
                                                                            308
                                                                   ------------

Food Products (1.3%)
Kellogg Co.                                                6,050            290
                                                                   ------------
Healthcare Equipment &
   Supplies (5.3%)
Becton Dickinson & Co.                                     5,250            454
Dentsply International, Inc.                               8,250            341
Stryker Corp.                                              6,000            402
                                                                   ------------
                                                                          1,197
                                                                   ------------
Hotels Restaurants & Leisure (1.2%)
McDonald's Corp.                                           4,860            260
                                                                   ------------
Household Products (3.0%)
Procter & Gamble Co.                                      10,344            682
                                                                   ------------
Industrial Conglomerates (3.1%)
3M Co.                                                     1,650            131
General Electric Co.                                      16,000            567
                                                                   ------------
                                                                            698
                                                                   ------------
Insurance (4.9%)
American International Group, Inc.                         8,300            458
MetLife, Inc.                                              5,600            330
Prudential Financial, Inc.                                 3,803            321
                                                                   ------------
                                                                          1,109
                                                                   ------------
Media (1.1%)
Meredith Corp.                                             5,260            247
                                                                   ------------
Multiline Retail (1.3%)
Target Corp.                                               5,300            295
                                                                   ------------
Oil & Gas (8.8%)
Apache Corp.                                               2,350            224
Chevron Corp.                                              4,000            338
Exxon Mobil Corp.                                         11,100            959
XTO Energy, Inc.                                           9,000            468
                                                                   ------------
                                                                          1,989
                                                                   ------------

                                    Continued

                                                        Shares         Value
                                                     -----------   ------------
Common Stocks, continued
Pharmaceuticals (6.0%)
Abbott Laboratories                                        7,705   $        434
Allergan, Inc.                                             4,800            322
Johnson & Johnson                                          5,350            339
Novartis AG ADR                                            4,953            251
                                                                   ------------
                                                                          1,346
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (5.2%)
Intel Corp.                                               16,104            342
Intersil Corp., Class A                                   12,000            276
Microchip Technology, Inc.                                 8,235            263
Texas Instruments, Inc.                                    9,381            290
                                                                   ------------
                                                                          1,171
                                                                   ------------
Software (1.9%)
Microsoft Corp.                                           12,980            423
                                                                   ------------
Textiles Apparel & Luxury Goods (2.5%)
Nike, Inc., Class B                                        3,833            237
VF Corp.                                                   4,350            336
                                                                   ------------
                                                                            573
                                                                   ------------
Tobacco (3.0%)
Altria Group, Inc.                                         8,922            676
                                                                   ------------
Total Common Stocks                                                      22,307
                                                                   ------------
Investments in Affiliates (a) (1.1%)
Fifth Third Institutional Money
   Market Fund                                           251,464            251
                                                                   ------------
Total Investments in Affiliates                                             251
                                                                   ------------
Total Investments (Cost $20,267) - 100.0%                                22,558

Other assets in excess of liabilities - 0.0%                                  7
                                                                   ------------

NET ASSETS - 100.0%                                                $     22,565
                                                                   ============
Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

                      See notes to schedules of investments
                       and notes to financial statements.

Micro Cap Value
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                     -----------   ------------
Common Stocks (97.4%)
Aerospace & Defense * (3.7%)
Ducommun, Inc.                                            18,560   $        586
LMI Aerospace, Inc.                                       28,003            565
MTC Technologies, Inc.                                    24,409            576
                                                                   ------------
                                                                          1,727
                                                                   ------------
Biotechnology * (1.1%)
Emergent Biosolutions, Inc.                               70,558            526
                                                                   ------------
Capital Markets (2.8%)
Gladstone Capital Corp.                                   28,111            465
MVC Capital, Inc.                                         11,886            182
Penson Worldwide, Inc. *                                  17,471            169
Sanders Morris Harris Group, Inc.                         51,669            495
                                                                   ------------
                                                                          1,311
                                                                   ------------
Chemicals (1.9%)
Quaker Chemical Corp.                                     22,342            447
Stepan Co.                                                14,808            443
                                                                   ------------
                                                                            890
                                                                   ------------
Commercial Banks (10.9%)
AmericanWest Bancorp                                      22,362            272
Bank of Florida Corp. *                                   22,671            226
Center Bancorp, Inc.                                      33,662            365
First Merchants Corp.                                     21,590            583
First State Bancorporation                                34,331            431
Irwin Financial Corp.                                     42,582            489
MainSource Financial Group, Inc.                          31,358            485
Northrim BanCorp, Inc.                                    16,670            347
Renasant Corp.                                            23,520            493
Rurban Financial Corp.                                    11,506            133
Simmons First National Corp.,
   Class A                                                20,531            582
Southcoast Financial Corp. *                              12,382            168
Washington Trust Bancorp, Inc.                            19,035            474
                                                                   ------------
                                                                          5,048
                                                                   ------------
Commercial Services & Supplies (4.4%)
Barrett Business Services, Inc.                           29,805            534
CBIZ, Inc. *                                              52,125            491
ICT Group, Inc. *                                         32,516            287
Schawk, Inc.                                              28,863            414
Standard Register Co. (The)                               32,396            315
                                                                   ------------
                                                                          2,041
                                                                   ------------
Communications Equipment * (2.3%)
Radyne Corp.                                              62,865            544
Symmetricom, Inc.                                        123,130            538
                                                                   ------------
                                                                          1,082
                                                                   ------------
Computers & Peripherals * (1.9%)
ActivIdentity Corp.                                       67,165            225
Dot Hill Systems Corp.                                   168,906            660
                                                                   ------------
                                                                            885
                                                                   ------------
Construction & Engineering * (0.5%)
Northwest Pipe Co.                                         5,131            213
                                                                   ------------

                                    Continued

                                                        Shares          Value
                                                     -----------   -------------
Common Stocks, continued
Construction Materials * (0.9%)
Headwaters, Inc.                                          36,310   $        409
                                                                   ------------
Distributors * (0.6%)
Audiovox Corp., Class A                                   29,368            301
                                                                   ------------
Diversified Financial Services (1.2%)
NGP Capital Resources Co.                                 34,862            562
                                                                   ------------
Diversified Telecommunication
   Services (2.1%)
D&E Communications, Inc.                                  24,442            272
Gilat Satellite Networks, Ltd. *                          34,969            381
Iowa Telecommunications Services, Inc.                    21,900            338
                                                                   ------------
                                                                            991
                                                                   ------------
Electronic Equipment &
   Instruments (7.1%)
Agilysys, Inc.                                            38,404            585
CTS Corp.                                                 24,016            255
GSI Group, Inc. *                                         51,987            478
OSI Systems, Inc. *                                       21,362            498
PAR Technology Corp. *                                    69,005            541
TTM Technologies, Inc. *                                  52,244            531
Zygo Corp. *                                              34,852            409
                                                                   ------------
                                                                          3,297
                                                                   ------------
Energy Equipment & Service * (1.8%)
Bronco Drilling Co., Inc.                                 29,163            457
Trico Marine Services, Inc.                               12,183            391
                                                                   ------------
                                                                            848
                                                                   ------------
Food & Staples Retailing (0.8%)
Nash Finch Co.                                            10,810            386
                                                                   ------------
Food Products (2.5%)
B&G Foods, Inc., Class A                                  38,583            380
Monterey Gourmet Foods, Inc. *                            76,466            216
Overhill Farms, Inc. *                                   126,368            330
Tasty Baking Co.                                          28,329            210
                                                                   ------------
                                                                          1,136
                                                                   ------------
Gas-Distribution (0.9%)
Chesapeake Utilities Corp.                                14,045            423
                                                                   ------------
Healthcare Equipment & Supplies (3.9%)
Datascope Corp.                                           12,133            393
Greatbatch, Inc. *                                        16,300            368
HealthTronics, Inc. *                                     84,000            341
Medical Action Industries, Inc. *                         16,393            274
National Dentex Corp. *                                   33,001            449
                                                                   ------------
                                                                          1,825
                                                                   ------------

Healthcare Providers & Services * (3.0%)
American Dental Partners, Inc.                            27,054            239
Cross Country Healthcare, Inc.                            34,300            433
Hooper Holmes, Inc.                                      101,158            146
Res-Care, Inc.                                            25,450            569
                                                                   ------------
                                                                          1,387
                                                                   ------------

                                    Continued

                                                                 Micro Cap Value
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                     -----------   -------------
Common Stocks, continued
Hotels Restaurants & Leisure (2.7%)
Benihana, Inc. *                                           6,980   $         77
Benihana, Inc., Class A *                                 17,800            194
Bluegreen Corp. *                                         66,270            565
Frisch's Restaurants, Inc.                                 8,326            170
Steak N Shake Co. (The) *                                 28,859            252
                                                                   ------------
                                                                          1,258
                                                                   ------------
Household Durables (0.5%)
La-Z-Boy, Inc.                                            31,405            239
                                                                   ------------
Insurance (5.0%)
AmCOMP, Inc. *                                             5,717             69
Amerisafe, Inc. *                                         20,571            283
Crawford & Co., Class B *                                 65,616            328
FPIC Insurance Group, Inc. *                               7,840            330
National Atlantic Holdings Corp. *                        64,217            321
North Pointe Holdings Corp. *                             12,020            186
Procentury Corp.                                          28,053            412
SeaBright Insurance Holdings, Inc. *                      26,312            387
                                                                   ------------
                                                                          2,316
                                                                   ------------
Internet Software & Services * (0.8%)
Vignette Corp.                                            26,084            367
                                                                   ------------
IT Services * (1.7%)
Ciber, Inc.                                               63,737            307
Ness Technologies, Inc.                                   51,044            469
                                                                   ------------
                                                                            776
                                                                   ------------
Machinery * (1.9%)
Flanders Corp.                                            87,564            483
Trimas Corp.                                              55,892            387
                                                                   ------------
                                                                            870
                                                                   ------------
Marine (1.4%)
Stealthgas, Inc.                                          45,703            643
                                                                   ------------
Metals & Mining (1.0%)
NN, Inc.                                                  53,145            450
                                                                   ------------
Multiline Retail (0.7%)
Tuesday Morning Corp.                                     53,521            323
                                                                   ------------
Oil & Gas * (2.3%)
Callon Petroleum Co.                                      43,434            669
Edge Petroleum Corp.                                      62,578            414
                                                                   ------------
                                                                          1,083
                                                                   ------------
Paper & Forest Products (1.2%)
Schweitzer-Mauduit International, Inc.                    23,183            553
                                                                   ------------
REIT - Hotels (2.0%)
Hersha Hospitality Trust                                  70,311            632
MHI Hospitality Corp.                                     36,450            292
                                                                   ------------
                                                                            924
                                                                   ------------
REIT - Warehouse/Industry (0.9%)
Monmouth                                                  51,303            414
                                                                   ------------
REIT - Storage (0.6%)
U-Store-It Trust                                          28,600            272
                                                                   ------------

Road & Rail * (2.2%)
Celadon Group, Inc.                                       35,750            341
Marten Transport, Ltd.                                    25,925            441
Saia, Inc.                                                16,900            238
                                                                   ------------
                                                                          1,020
                                                                   ------------

                                    Continued

                                                        Shares          Value
                                                     -----------   -------------
Common Stocks, continued
Semiconductors & Semiconductor
   Equipment * (4.9%)
IXYS Corp.                                                58,828   $        442
Nanometrics, Inc.                                         39,586            238
Rudolph Technologies, Inc.                                33,814            346
Semitool, Inc.                                            73,757            648
Ultratech, Inc.                                           28,804            274
White Electronic Designs Corp.                            74,981            338
                                                                   ------------
                                                                          2,286
                                                                   ------------

Software * (1.8%)
Digimarc Corp.                                            20,718            171
Secure Computing Corp.                                    72,460            649
                                                                   ------------
                                                                            820
                                                                   ------------
Specialty Retail (4.6%)
Charlotte Russe Holdings, Inc. *                          27,132            489
Jo-Ann Stores, Inc. *                                     34,995            443
Lithia Motors, Inc., Class A                              18,207            278
Monro Muffler, Inc.                                       28,908            535
Stein Mart, Inc.                                          60,204            385
                                                                   ------------
                                                                          2,130
                                                                   ------------
Textiles Apparel & Luxury Goods * (0.8%)
Hartmarx Corp.                                           140,456            379
                                                                   ------------
Thrifts & Mortgage Finance (5.2%)
American Bancorp of New Jersey                            39,922            412
B of I Holding, Inc. *                                    47,292            337
Benjamin Franklin Bancorp, Inc.                           24,771            331
Berkshire Hills Bancorp, Inc.                             19,570            465
Citizens Community Bancorp, Inc.                          24,289            212
First Clover Leaf Financial Corp.                         25,597            261
United Western Bancorp, Inc.                              19,857            382
                                                                   ------------
                                                                          2,400
                                                                   ------------
Trading Companies & Distributors (0.9%)
Aceto Corp.                                               58,242            393
                                                                   ------------
Total Common Stocks                                                      45,204
                                                                   ------------
Investments in Affiliates (a) (2.1%)
Fifth Third Institutional Money
   Market Fund                                           958,935            959
                                                                   ------------
Total Investments in Affiliates                                             959
                                                                   ------------
Total Investments (Cost $49,260) - 99.5%                                 46,163

Other assets in excess of liabilities - 0.5%                                253
                                                                   ------------

NET ASSETS - 100.0%                                                $     46,416
                                                                   ============

Notes to Schedule of  Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trusts

                      See notes to schedules of investments
                       and notes to financial statements.

Small Cap Value
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (97.1%)
Beverages (0.2%)
PepsiAmericas, Inc.                                        7,100   $        175
                                                                   ------------

Building Products * (1.1%)
NCI Building Systems, Inc.                                31,825            915
                                                                   ------------

Capital Markets (1.1%)
Gladstone Capital Corp.                                   55,875            925
                                                                   ------------

Chemicals (3.6%)
Ferro Corp.                                               81,325          1,438
PolyOne Corp. *                                          183,125          1,128
Tronox, Inc., Class A                                     65,900            481
                                                                   ------------
                                                                          3,047
                                                                   ------------

Commercial Banks (13.1%)
Community Bank System, Inc.                               84,075          1,835
Irwin Financial Corp.                                    122,775          1,411
MainSource Financial Group, Inc.                          77,662          1,201
Old National Bancorp                                     106,575          1,790
Renasant Corp.                                            51,125          1,072
UMB Financial Corp.                                       43,350          1,826
United Bankshares, Inc.                                   64,631          2,079
                                                                   ------------
                                                                         11,214
                                                                   ------------

Commercial Services & Supplies (1.5%)
Schawk, Inc.                                              91,950          1,320
                                                                   ------------

Communications Equipment * (4.3%)
ADC Telecommunications, Inc.                              90,375          1,337
Extreme Networks                                         435,175          1,501
MasTec, Inc.                                             103,922            868
                                                                   ------------
                                                                          3,706
                                                                   ------------

Construction Materials * (1.2%)
Headwaters, Inc.                                          89,550          1,009
                                                                   ------------

Diversified Consumer Services (1.8%)
Stewart Enterprises, Inc., Class A                       215,150          1,532
                                                                   ------------

Diversified Telecommunication
   Services (2.3%)
Iowa Telecommunications Services, Inc.                   126,925          1,957
                                                                   ------------

Electric Utilities (3.4%)
Cleco Corp.                                               48,875          1,264
Westar Energy, Inc.                                       67,825          1,652
                                                                   ------------
                                                                          2,916
                                                                   ------------

Electrical Components &
   Equipment * (1.2%)
EnerSys                                                   46,475          1,071
                                                                   ------------

Electronic Equipment
   & Instruments (2.8%)
Agilysys, Inc.                                            91,600          1,394
CTS Corp.                                                 93,050            986
                                                                   ------------
                                                                          2,380
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Energy Equipment & Service * (1.6%)
Oil States International, Inc.                            40,100   $      1,406
                                                                   ------------

Food & Staples Retailing (4.0%)
Casey's General Stores, Inc.                              70,650          1,837
Performance Food Group Co. *                              50,250          1,589
                                                                   ------------
                                                                          3,426
                                                                   ------------

Healthcare Providers & Services * (3.8%)
Kindred Healthcare, Inc.                                  67,450          1,858
Molina Healthcare, Inc.                                   41,400          1,412
                                                                   ------------
                                                                          3,270
                                                                   ------------

Hotels Restaurants & Leisure * (2.3%)
Bluegreen Corp.                                          129,600          1,104
Steak N Shake Co. (The)                                   99,800            872
                                                                   ------------
                                                                          1,976
                                                                   ------------

Household Durables (1.3%)
La-Z-Boy, Inc.                                           150,350          1,146
                                                                   ------------

Insurance (4.4%)
Endurance Specialty Holdings, Ltd.                        40,375          1,636
Platinum Underwriters Holdings, Ltd.                      62,550          2,111
                                                                   ------------
                                                                          3,747
                                                                   ------------

IT Services * (0.5%)
Convergys Corp.                                           29,375            456
                                                                   ------------

Machinery (5.5%)
Albany International Corp., Class A                       48,225          1,688
EnPro Industries, Inc. *                                  57,850          1,736
Trinity Industries, Inc.                                  45,850          1,298
                                                                   ------------
                                                                          4,722
                                                                   ------------

Marine (1.2%)
Alexander & Baldwin, Inc.                                 21,800            995
                                                                   ------------

Metals & Mining * (2.3%)
Coeur d'Alene Mines Corp.                                435,825          1,992
                                                                   ------------

Multiline Retail (0.7%)
Tuesday Morning Corp.                                    104,800            633
                                                                   ------------

Multi-Utilities (2.3%)
Vectren Corp.                                             73,400          2,015
                                                                   ------------

Oil & Gas (5.8%)
Massey Energy Co.                                         33,175          1,233
Overseas Shipholding Group                                16,675          1,088
Rosetta Resources, Inc. *                                 71,743          1,258
Tsakos Energy Navigation, Ltd.                            40,275          1,387
                                                                   ------------
                                                                          4,966
                                                                   ------------

Paper & Forest Products (2.4%)
Schweitzer-Mauduit International, Inc.                    88,000          2,098
                                                                   ------------

                                    Continued

Small Cap Value
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Pharmaceuticals (3.0%)
Biovail Corp.                                             92,400   $      1,266
Par Pharmaceutical Cos., Inc. *                           66,995          1,285
                                                                   ------------
                                                                          2,551
                                                                   ------------

REIT - Hotels (1.5%)
Ashford Hospitality Trust, Inc.                          203,050          1,269
                                                                   ------------

REIT - Storage (1.4%)
U-Store-It Trust                                         132,325          1,260
                                                                   ------------

Road & Rail (3.3%)
Marten Transport, Ltd. *                                  86,550          1,472
Werner Enterprises, Inc.                                  67,750          1,380
                                                                   ------------
                                                                          2,852
                                                                   ------------

Semiconductors & Semiconductor
   Equipment * (3.7%)
Cabot Microelectronics Corp.                              40,475          1,399
Semitool, Inc.                                           133,675          1,174
Teradyne, Inc.                                            53,025            582
                                                                   ------------
                                                                          3,155
                                                                   ------------

Software * (1.9%)
Sybase, Inc.                                              58,850          1,661
                                                                   ------------

Specialty Retail (2.4%)
Group 1 Automotive, Inc.                                  30,400            804
Jo-Ann Stores, Inc. *                                     65,025            824
Stein Mart, Inc.                                          71,525            457
                                                                   ------------
                                                                          2,085
                                                                   ------------

Textiles Apparel & Luxury Goods (1.2%)
Kellwood Co.                                              50,250          1,004
                                                                   ------------

Thrifts & Mortgage Finance (1.8%)
NewAlliance Bancshares, Inc.                             125,225          1,540
                                                                   ------------

Trading Companies
   & Distributors * (1.2%)
United Rentals, Inc.                                      55,675          1,016
                                                                   ------------

Total Common Stocks                                                      83,408
                                                                   ------------

Investments in Affiliates (a)(1.3%)
Fifth Third Institutional Money
   Market Fund                                         1,146,611          1,146
                                                                   ------------

Total Investments in Affiliates                                           1,146
                                                                   ------------

Total Investments (Cost $88,842) - 98.4%                                 84,554

Other assets in excess of liabilities - 1.6%                              1,363
                                                                   ------------

NET ASSETS - 100.0%                                                $     85,917
                                                                   ============

Notes to Schedule of  Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                   All Cap Value
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (96.8%)
Aerospace & Defense (3.9%)
AAR Corp. *                                               35,310   $      1,040
General Dynamics Corp.                                    35,313          2,983
Honeywell International, Inc.                             70,626          4,172
United Technologies Corp.                                 29,427          2,160
                                                                   ------------
                                                                         10,355
                                                                   ------------

Auto Components (0.3%)
Autoliv, Inc.                                             17,654            882
                                                                   ------------

Beverages (1.8%)
Coca-Cola Enterprises, Inc.                               79,450          1,833
Molson Coors Brewing Co., Class B                         64,740          2,892
                                                                   ------------
                                                                          4,725
                                                                   ------------

Biotechnology * (1.4%)
Amgen, Inc.                                               80,040          3,729
                                                                   ------------

Capital Markets (5.6%)
Bank of New York Mellon Corp. (The)                      152,686          7,120
Goldman Sachs Group, Inc. (The)                           29,429          5,908
Legg Mason, Inc.                                          29,425          2,119
                                                                   ------------
                                                                         15,147
                                                                   ------------

Chemicals (3.1%)
Dow Chemical Co. (The)                                    70,626          2,730
E.I. du Pont de Nemours & Co.                             70,626          3,191
Lubrizol Corp.                                            47,083          2,477
                                                                   ------------
                                                                          8,398
                                                                   ------------

Commercial Banks (5.6%)
Comerica, Inc.                                            47,081          2,054
Marshall & Ilsley Corp.                                   85,340          2,381
National City Corp.                                      180,091          3,204
Old National Bancorp                                      58,855            989
SunTrust Banks, Inc.                                      35,313          2,435
United Bankshares, Inc.                                   30,605            984
US Bancorp                                                88,280          2,997
                                                                   ------------
                                                                         15,044
                                                                   ------------

Commercial Services & Supplies (1.4%)
ICT Group, Inc. *                                         50,025            441
Manpower, Inc.                                            23,540          1,325
Pitney Bowes, Inc.                                        26,486            972
Standard Register Co. (The)                              117,706          1,144
                                                                   ------------
                                                                          3,882
                                                                   ------------

Communications Equipment (0.9%)
Harris Corp.                                              26,483          1,448
Symmetricom, Inc. *                                      235,414          1,029
                                                                   ------------
                                                                          2,477
                                                                   ------------

Computers & Peripherals (3.0%)
Hewlett-Packard Co.                                       35,313          1,545
International Business Machines Corp.                     37,080          3,980
SanDisk Corp. *                                           48,260          1,228
Seagate Technology                                        58,855          1,193
                                                                   ------------
                                                                          7,946
                                                                   ------------

                                    Continued

All Cap Value
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Consumer Finance (0.7%)
Discover Financial Services                              102,995   $      1,802
                                                                   ------------

Diversified Financial Services (8.0%)
Bank of America Corp.                                    164,791          7,308
Citigroup, Inc.                                          223,645          6,311
JPMorgan Chase & Co.                                     166,553          7,920
                                                                   ------------
                                                                         21,539
                                                                   ------------

Diversified Telecommunication
   Services (4.6%)
AT&T, Inc.                                                88,280          3,398
Verizon Communications, Inc.                             176,560          6,857
Windstream Corp.                                         180,500          2,096
                                                                   ------------
                                                                         12,351
                                                                   ------------

Electric Utilities (3.7%)
American Electric Power Co., Inc.                         58,853          2,521
Duke Energy Corp.                                         64,740          1,208
Edison International                                      44,142          2,302
FPL Group, Inc.                                           29,427          1,897
Pepco Holdings, Inc.                                      82,394          2,098
                                                                   ------------
                                                                         10,026
                                                                   ------------

Electronic Equipment
   & Instruments * (0.4%)
Avnet, Inc.                                               14,712            524
Vishay Intertechnology, Inc.                              58,853            617
                                                                   ------------
                                                                          1,141
                                                                   ------------

Energy Equipment & Service (2.0%)
Nabors Industries, Ltd. *                                114,175          3,108
Tidewater, Inc.                                           41,199          2,182
                                                                   ------------
                                                                          5,290
                                                                   ------------

Food & Staples Retailing (2.2%)
Safeway, Inc.                                            102,996          3,192
SUPERVALU, Inc.                                           88,280          2,654
                                                                   ------------
                                                                          5,846
                                                                   ------------

Food Products (3.1%)
ConAgra Foods, Inc.                                      108,877          2,344
Kraft Foods, Inc., Class A                               119,474          3,496
Tyson Foods, Inc., Class A                               176,560          2,516
                                                                   ------------
                                                                          8,356
                                                                   ------------

Healthcare Providers & Services (2.7%)
Laboratory Corp. of America Holdings *                    26,483          1,956
Lincare Holdings, Inc. *                                  17,654            590
Omnicare, Inc.                                            22,070            489
UnitedHealth Group, Inc.                                  84,160          4,279
                                                                   ------------
                                                                          7,314
                                                                   ------------

Hotels Restaurants & Leisure (2.0%)
Bob Evans Farms, Inc.                                     50,024          1,488
Carnival Corp.                                            42,965          1,911
Darden Restaurants, Inc.                                  68,860          1,950
                                                                   ------------
                                                                          5,349
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Household Durables (2.4%)
Snap-On, Inc.                                             26,484   $      1,301
Stanley Works (The)                                       44,142          2,267
Tupperware Brands Corp.                                   76,510          2,831
                                                                   ------------
                                                                          6,399
                                                                   ------------

Industrial Conglomerates (3.1%)
3M Co.                                                    44,142          3,516
General Electric Co.                                     138,893          4,918
                                                                   ------------
                                                                          8,434
                                                                   ------------

Insurance (7.0%)
Allstate Corp. (The)                                      52,967          2,610
American International Group, Inc.                       114,766          6,331
Hartford Financial Services Group, Inc.                   58,851          4,753
MetLife, Inc.                                             52,967          3,123
Travelers Cos., Inc. (The)                                41,195          1,982
                                                                   ------------
                                                                         18,799
                                                                   ------------

IT Services * (0.7%)
Computer Sciences Corp.                                   42,374          1,793
                                                                   ------------

Leisure Equipment & Products (0.5%)
Mattel, Inc.                                              64,740          1,360
                                                                   ------------

Machinery (2.9%)
Caterpillar, Inc.                                         41,198          2,931
Dover Corp.                                               23,540            950
Joy Global, Inc.                                          23,540          1,484
Pall Corp.                                                67,679          2,497
                                                                   ------------
                                                                          7,862
                                                                   ------------

Media (1.2%)
New York Times Co. (The), Class A                        117,705          1,971
Time Warner, Inc.                                         87,105          1,371
                                                                   ------------
                                                                          3,342
                                                                   ------------

Metals & Mining (1.1%)
Alcoa, Inc.                                               88,280          2,922
                                                                   ------------

Multi-Utilities (0.4%)
NiSource, Inc.                                            52,967          1,006
                                                                   ------------

Oil & Gas (11.7%)
Anadarko Petroleum Corp.                                  42,377          2,483
Chevron Corp.                                             58,853          4,973
ConocoPhillips                                            79,450          6,382
Edge Petroleum Corp. *                                    34,605            229
Exxon Mobil Corp.                                         91,223          7,882
Marathon Oil Corp.                                       129,480          6,066
Spectra Energy Corp.                                      32,370            739
Sunoco, Inc.                                              44,250          2,752
                                                                   ------------
                                                                         31,506
                                                                   ------------

                                    Continued

All Cap Value
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Pharmaceuticals (3.5%)
Johnson & Johnson                                         44,142   $      2,792
Pfizer, Inc.                                             205,986          4,818
Wyeth                                                     47,085          1,874
                                                                   ------------
                                                                          9,484
                                                                   ------------

REITS - Diversified (0.5%)
Duke Realty Corp.                                         58,855          1,391
                                                                   ------------

Road & Rail (1.3%)
CSX Corp.                                                 17,655            856
Union Pacific Corp.                                       11,769          1,471
YRC Worldwide, Inc. *                                     58,855          1,078
                                                                   ------------
                                                                          3,405
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (2.5%)
Applied Materials, Inc.                                  176,560          3,164
Cabot Microelectronics Corp. *                            51,789          1,791
International Rectifier Corp. *                           62,975          1,752
                                                                   ------------
                                                                          6,707
                                                                   ------------

Textiles Apparel & Luxury Goods (0.5%)
Jones Apparel Group, Inc.                                 73,565          1,236
                                                                   ------------

Thrifts & Mortgage Finance (0.8%)
New York Community Bancorp, Inc.                         117,706          2,184
                                                                   ------------

Tobacco (0.3%)
UST, Inc.                                                 14,711            764
                                                                   ------------

Total Common Stocks                                                     260,193
                                                                   ------------
Investment in Affiliates (a) (3.4%)
Fifth Third Institutional Money
   Market Fund                                         9,245,389          9,245
                                                                   ------------

Total Investments in Affiliates                                           9,245
                                                                   ------------

Total Investments (Cost $231,167) - 100.2%                              269,438

Liabilities in excess of other assets - (0.2)%                             (562)
                                                                   ------------

NET ASSETS - 100.0%                                                $    268,876
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                     Disciplined Large Cap Value
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (96.7%)
Aerospace & Defense (2.2%)
Northrop Grumman Corp.                                    75,350   $      5,980
United Technologies Corp.                                 93,567          6,869
                                                                   ------------
                                                                         12,849
                                                                   ------------

Beverages (1.2%)
Anheuser-Busch Cos., Inc.                                149,707          6,964
                                                                   ------------

Biotechnology * (1.4%)
Amgen, Inc.                                              172,163          8,021
                                                                   ------------

Capital Markets (1.3%)
Morgan Stanley                                           149,707          7,400
                                                                   ------------

Chemicals (2.5%)
Dow Chemical Co. (The)                                   290,057         11,214
E.I. du Pont de Nemours & Co.                             75,350          3,404
                                                                   ------------
                                                                         14,618
                                                                   ------------

Commercial Banks (3.2%)
Marshall & Ilsley Corp.                                  150,699          4,205
National City Corp.                                      226,049          4,021
SunTrust Banks, Inc.                                     149,707         10,322
                                                                   ------------
                                                                         18,548
                                                                   ------------

Commercial Services & Supplies (2.8%)
Pitney Bowes, Inc.                                       233,917          8,585
RR Donnelley & Sons Co.                                  224,560          7,835
                                                                   ------------
                                                                         16,420
                                                                   ------------

Computers & Peripherals (2.8%)
International Business Machines Corp.                     82,339          8,838
Seagate Technology                                       374,267          7,587
                                                                   ------------
                                                                         16,425
                                                                   ------------

Consumer Finance (0.6%)
Discover Financial Services                              207,211          3,626
                                                                   ------------

Diversified Financial Services (10.0%)
Bank of America Corp.                                    533,330         23,653
Citigroup, Inc.                                          421,050         11,882
JPMorgan Chase & Co.                                     477,938         22,726
                                                                   ------------
                                                                         58,261
                                                                   ------------

Diversified Telecommunication
   Services (6.5%)
AT&T, Inc.                                               523,973         20,168
Verizon Communications, Inc.                             191,624          7,442
Windstream Corp.                                         916,953         10,646
                                                                   ------------
                                                                         38,256
                                                                   ------------

Electric Utilities (2.4%)
Edison International                                     127,251          6,637
FPL Group, Inc.                                          119,765          7,723
                                                                   ------------
                                                                         14,360
                                                                   ------------

Energy Equipment & Service (1.6%)
Halliburton Co.                                          293,051          9,721
                                                                   ------------

                                    Continued

Disciplined Large Cap Value
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Food Products (3.1%)
ConAgra Foods, Inc.                                      169,537   $      3,650
Kraft Foods, Inc., Class A                               496,277         14,521
                                                                   ------------
                                                                         18,171
                                                                   ------------

Healthcare Providers & Services (2.2%)
UnitedHealth Group, Inc.                                 254,501         12,939
                                                                   ------------

Hotels Restaurants & Leisure (1.8%)
Carnival Corp.                                           112,280          4,995
Darden Restaurants, Inc.                                 187,133          5,300
                                                                   ------------
                                                                         10,295
                                                                   ------------

Household Durables (1.5%)
Black & Decker Corp.                                      56,140          4,072
Fortune Brands, Inc.                                      69,239          4,841
                                                                   ------------
                                                                          8,913
                                                                   ------------

Industrial Conglomerates (4.1%)
3M Co.                                                    93,567          7,453
General Electric Co.                                     467,833         16,566
                                                                   ------------
                                                                         24,019
                                                                   ------------

Insurance (10.1%)
Allstate Corp. (The)                                     177,777          8,759
American International Group, Inc.                       247,016         13,625
Hartford Financial Services Group, Inc.                  130,993         10,580
MetLife, Inc.                                            327,483         19,312
Travelers Cos., Inc. (The)                               140,350          6,751
                                                                   ------------
                                                                         59,027
                                                                   ------------

IT Services * (2.1%)
Computer Sciences Corp.                                  112,280          4,752
Fiserv, Inc.                                             149,707          7,690
                                                                   ------------
                                                                         12,442
                                                                   ------------

Leisure Equipment & Products (1.3%)
Mattel, Inc.                                             357,911          7,520
                                                                   ------------

Machinery (0.9%)
Caterpillar, Inc.                                         74,853          5,325
                                                                   ------------

Media (2.1%)
Time Warner, Inc.                                        767,246         12,076
                                                                   ------------

Metals & Mining (1.1%)
Alcoa, Inc.                                              187,133          6,194
                                                                   ------------

Oil & Gas (13.6%)
Apache Corp.                                              89,824          8,573
Chevron Corp.                                            224,560         18,975
ConocoPhillips                                           244,770         19,660
Exxon Mobil Corp.                                        149,707         12,935
Marathon Oil Corp.                                       187,133          8,767
Sunoco, Inc.                                             168,420         10,476
                                                                   ------------
                                                                         79,386
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Pharmaceuticals (7.2%)
Eli Lilly & Co.                                          159,063   $      8,195
Forest Laboratories, Inc. *                              196,490          7,814
Johnson & Johnson                                        134,736          8,523
Pfizer, Inc.                                             523,973         12,256
Wyeth                                                    138,479          5,512
                                                                   ------------
                                                                         42,300
                                                                   ------------

REITS - Diversified (1.0%)
Duke Realty Corp.                                        244,886          5,789
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (1.3%)
Applied Materials, Inc.                                  411,693          7,378
                                                                   ------------

Specialty Retail (1.6%)
TJX Cos., Inc.                                           299,413          9,449
                                                                   ------------

Tobacco (3.2%)
Altria Group, Inc.                                       149,707         11,351
UST, Inc.                                                140,350          7,292
                                                                   ------------
                                                                         18,643
                                                                   ------------

Total Common Stocks                                                     565,335
                                                                   ------------

Investments in Affiliates (a) (2.5%)
Fifth Third Institutional Money
   Market Fund                                        14,462,777         14,463
                                                                   ------------

Total Investments in Affiliates                                          14,463
                                                                   ------------

Total Investments (Cost $520,641) - 99.2%                               579,798

Other assets in excess of liabilities - 0.8%                              4,704
                                                                   ------------

NET ASSETS - 100.0%                                                $    584,502
                                                                   ============

Notes to Schedule of  Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                       Structured Large Cap Plus
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks (129.5%)
Aerospace & Defense (d) (2.4%)
Honeywell International, Inc.                             12,254   $        724
L-3 Communications Holdings, Inc.                         14,286          1,583
Raytheon Co.                                              28,223          1,839
                                                                   ------------
                                                                          4,146
                                                                   ------------

Air Freight & Logistics (d) (1.3%)
United Parcel Service, Inc., Class B                      29,282          2,142
                                                                   ------------

Airlines (d) (0.1%)
Southwest Airlines Co.                                    19,171            225
                                                                   ------------

Beverages (2.6%)
Molson Coors Brewing Co., Class B                          4,875            218
Pepsi Bottling Group, Inc. (d)                            57,387          2,000
PepsiCo, Inc. (d)                                         31,822          2,170
                                                                   ------------
                                                                          4,388
                                                                   ------------

Biotechnology *(d) (1.6%)
Cephalon, Inc.                                            10,333            678
Gilead Sciences, Inc.                                     44,608          2,038
                                                                   ------------
                                                                          2,716
                                                                   ------------

Building Products (d) (0.3%)
Masco Corp.                                               24,399            559
                                                                   ------------

Capital Markets (4.2%)
Ameriprise Financial, Inc.                                    83              5
Charles Schwab Corp. (The)                                 5,065            113
Goldman Sachs Group, Inc. (The) (d)                       11,488          2,306
Janus Capital Group, Inc. (d)                             49,197          1,329
Lehman Brothers Holdings, Inc. (d)                         9,629            618
Merrill Lynch & Co., Inc. (d)                             13,414            756
Morgan Stanley (d)                                        39,917          1,973
T Rowe Price Group, Inc.                                   2,135            108
                                                                   ------------
                                                                          7,208
                                                                   ------------

Chemicals (2.0%)
Ashland, Inc. (d)                                         28,925          1,317
Dow Chemical Co. (The) (d)                                 8,998            348
Eastman Chemical Co.                                         743             49
Ecolab, Inc. (d)                                           4,342            209
Praxair, Inc. (d)                                         18,003          1,457
Sigma-Aldrich Corp.                                          666             33
                                                                   ------------
                                                                          3,413
                                                                   ------------

Commercial Banks (4.2%)
Comerica, Inc. (d)                                        28,876          1,259
SunTrust Banks, Inc. (d)                                  22,375          1,543
Synovus Financial Corp. (d)                               28,069            371
Wachovia Corp.                                            41,100          1,600
Wells Fargo & Co. (d)                                     67,587          2,299
                                                                   ------------
                                                                          7,072
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Commercial Services & Supplies (1.1%)
Allied Waste Industries, Inc. *                           27,892   $        275
ChoicePoint, Inc. * (d)                                   25,948            864
Monster Worldwide, Inc. *                                  3,187             89
Robert Half International, Inc.                           20,563            571
                                                                   ------------
                                                                          1,799
                                                                   ------------

Communications Equipment *(d) (2.0%)
Cisco Systems, Inc.                                       70,077          1,717
Juniper Networks, Inc.                                    63,113          1,713
                                                                   ------------
                                                                          3,430
                                                                   ------------

Computers & Peripherals (4.4%)
Apple, Inc. *(d)                                          25,768          3,488
Dell, Inc. *                                              16,690            334
EMC Corp. *(d)                                            31,481            500
International Business Machines Corp.                     29,965          3,216
                                                                   ------------
                                                                          7,538
                                                                   ------------

Construction & Engineering (0.2%)
Fluor Corp.                                                2,536            309
                                                                   ------------

Consumer Finance (d) (1.0%)
American Express Co.                                      16,640            821
Capital One Financial Corp.                               17,120            938
                                                                   ------------
                                                                          1,759
                                                                   ------------

Containers & Packaging (1.4%)
Ball Corp. (d)                                            38,698          1,776
Bemis Co., Inc.                                            7,827            213
Sealed Air Corp.                                          14,523            380
Temple-Inland, Inc. (d)                                    3,440             64
                                                                   ------------
                                                                          2,433
                                                                   ------------

Diversified Consumer Services * (1.1%)
Apollo Group, Inc., Class A                               22,351          1,782
                                                                   ------------

Diversified Financial Services (5.9%)
Bank of America Corp.                                     51,134          2,268
Citigroup, Inc. (d)                                       73,431          2,072
IntercontinentalExchange, Inc. *                           1,191            167
JPMorgan Chase & Co. (d)                                  87,840          4,177
Leucadia National Corp.                                   13,141            580
Nasdaq Stock Market, Inc. (The) *                         16,153            747
                                                                   ------------
                                                                         10,011
                                                                   ------------
Diversified Telecommunication
   Services (d) (4.0%)
AT&T, Inc.                                                41,575          1,600
CenturyTel, Inc.                                          37,552          1,386
Embarq Corp.                                              25,862          1,172
Verizon Communications, Inc.                              66,999          2,602
                                                                   ------------
                                                                          6,760
                                                                   ------------

                                    Continued

Structured Large Cap Plus
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Electric Utilities (2.5%)
Edison International (d)                                  23,941   $      1,249
FirstEnergy Corp. (d)                                     37,928          2,701
Pepco Holdings, Inc.                                       2,899             74
Pinnacle West Capital Corp.                                6,372            245
                                                                   ------------
                                                                          4,269
                                                                   ------------

Electrical Components
   & Equipment (d) (1.0%)
Emerson Electric Co.                                      18,588            945
Rockwell Automation, Inc.                                 14,233            812
                                                                   ------------
                                                                          1,757
                                                                   ------------

Electronic Equipment
   & Instruments (0.2%)
Molex, Inc.                                               13,194            317
                                                                   ------------

Energy Equipment & Service (4.9%)
Halliburton Co. (d)                                       85,805          2,846
National Oilwell Varco, Inc. *(d)                         37,476          2,257
Noble Corp.                                                4,840            212
Schlumberger, Ltd.                                         8,793            664
Smith International, Inc. (d)                             43,463          2,356
                                                                   ------------
                                                                          8,335
                                                                   ------------

Food & Staples Retailing (2.6%)
Kroger Co. (The) (d)                                      44,637          1,136
Safeway, Inc. (d)                                         12,680            393
SUPERVALU, Inc.                                            7,356            221
Wal-Mart Stores, Inc. (d)                                 53,522          2,723
                                                                   ------------
                                                                          4,473
                                                                   ------------

Food Products (3.2%)
General Mills, Inc. (d)                                   42,814          2,338
HJ Heinz Co. (d)                                           2,032             87
Kellogg Co.                                               45,889          2,198
Tyson Foods, Inc., Class A                                11,851            169
Wm. Wrigley Jr. Corp.                                     11,430            656
                                                                   ------------
                                                                          5,448
                                                                   ------------

Gas-Distribution (d) (0.7%)
Oneok, Inc.                                               22,809          1,072
Questar Corp.                                              1,612             82
                                                                   ------------
                                                                          1,154
                                                                   ------------

Healthcare Equipment & Supplies (2.3%)
Baxter International, Inc. (d)                            23,292          1,415
Intuitive Surgical, Inc. *                                 1,539            391
Kinetic Concepts, Inc. *                                   4,091            204
Medtronic, Inc. (d)                                       20,084            935
Stryker Corp. (d)                                         15,323          1,026
                                                                   ------------
                                                                          3,971
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Healthcare Providers & Services (6.7%)
Aetna, Inc. (d)                                           30,726   $      1,636
Cigna Corp.                                               29,427          1,447
Coventry Health Care, Inc. *(d)                           22,911          1,296
Express Scripts, Inc. *(d)                                22,571          1,523
Humana, Inc. *(d)                                         20,669          1,660
Medco Health Solutions, Inc. *                            33,520          1,679
UnitedHealth Group, Inc. (d)                              32,494          1,652
WellPoint, Inc. *(d)                                       5,337            417
                                                                   ------------
                                                                         11,310
                                                                   ------------

Hotels Restaurants & Leisure (2.5%)
Darden Restaurants, Inc. (d)                              62,936          1,782
International Game Technology                             14,264            609
McDonald's Corp.                                          16,137            864
Tim Hortons, Inc.                                          5,787            198
Wendy's International, Inc. (d)                           12,712            311
Wyndham Worldwide Corp. (d)                               16,808            396
Yum! Brands, Inc.                                          4,692            160
                                                                   ------------
                                                                          4,320
                                                                   ------------

Household Durables (1.0%)
Black & Decker Corp. (d)                                   6,641            482
Centex Corp.                                               6,708            186
KB Home                                                    8,032            221
NVR, Inc. *(d)                                             1,317            832
                                                                   ------------
                                                                          1,721
                                                                   ------------

Household Products (2.1%)
Clorox Co.                                                 6,484            398
Kimberly-Clark Corp.                                      29,655          1,947
Procter & Gamble Co. (d)                                  18,430          1,215
                                                                   ------------
                                                                          3,560
                                                                   ------------

Industrial Conglomerates (3.3%)
3M Co. (d)                                                 5,668            451
General Electric Co. (b)(c)(d)                            82,772          2,931
Textron, Inc.                                                998             56
Tyco International, Ltd.                                  53,382          2,101
                                                                   ------------
                                                                          5,539
                                                                   ------------

Insurance (4.1%)
Aflac, Inc.                                               27,864          1,709
AMBAC Financial Group, Inc.                                1,555             18
American International Group, Inc. (d)                    46,674          2,575
MetLife, Inc.                                             25,654          1,513
Travelers Cos., Inc. (The) (d)                            21,493          1,034
Unum Group (d)                                             4,876            110
                                                                   ------------
                                                                          6,959
                                                                   ------------

Internet & Catalog Retail *(d) (0.7%)
Amazon.Com, Inc.                                          12,301            956
Expedia, Inc.                                             11,707            269
                                                                   ------------
                                                                          1,225
                                                                   ------------

                                    Continued

                                                       Structured Large Cap Plus
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Internet Software & Services * (3.2%)
eBay, Inc. (d)                                            94,580   $      2,543
Google, Inc., Class A (d)                                  3,062          1,728
VeriSign, Inc.                                            18,439            626
Yahoo!, Inc. (d)                                          29,526            566
                                                                   ------------
                                                                          5,463
                                                                   ------------

IT Services (1.7%)
Affiliated Computer Services, Inc.,
   Class A *                                               1,023             50
Automatic Data Processing, Inc. (d)                       15,195            616
Computer Sciences Corp. *(d)                              46,484          1,967
Total System Services, Inc.                               13,583            314
                                                                   ------------
                                                                          2,947
                                                                   ------------

Leisure Equipment & Products (d) (0.6%)
Eastman Kodak Co.                                         49,865            994
                                                                   ------------

Life Sciences Tools & Services (1.2%)
Invitrogen Corp. *(d)                                     10,669            914
Millipore Corp. *                                          7,697            540
PerkinElmer, Inc. (d)                                     20,077            500
                                                                   ------------
                                                                          1,954
                                                                   ------------

Machinery (2.3%)
Caterpillar, Inc. (d)                                      8,872            631
Cummins, Inc. (d)                                          3,224            156
Ingersoll-Rand Co., Ltd., Class A                          4,840            191
ITT Corp. (d)                                             33,528          1,993
Parker Hannifin Corp.                                     13,476            911
                                                                   ------------
                                                                          3,882
                                                                   ------------

Media (3.3%)
CBS Corp., Class B (d)                                    77,020          1,940
Clear Channel Communications, Inc.                         3,683            113
Liberty Global, Inc., Class A *(d)                        10,145            410
News Corp., Class A                                        9,267            175
Omnicom Group, Inc.                                        4,061            185
Walt Disney Co. (The) (d)                                 95,187          2,849
                                                                   ------------
                                                                          5,672
                                                                   ------------

Metals & Mining (1.0%)
Alcoa, Inc. (d)                                           28,897            957
Newmont Mining Corp. (d)                                  12,774            694
                                                                   ------------
                                                                          1,651
                                                                   ------------

Multiline Retail (d) (1.2%)
Dollar Tree Stores, Inc. *                                18,634            522
Family Dollar Stores, Inc.                                25,173            529
Macy's, Inc.                                              34,249            947
                                                                   ------------
                                                                          1,998
                                                                   ------------

Multi-Utilities (d) (1.9%)
Dominion Resources, Inc.                                  12,688            545
DTE Energy Co.                                            60,882          2,597
                                                                   ------------
                                                                          3,142
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   -------------
Common Stocks, continued
Oil & Gas (9.7%)
Chevron Corp. (d)                                         27,877   $      2,356
ConocoPhillips (d)                                        34,087          2,738
Exxon Mobil Corp. (d)                                     91,361          7,894
Frontier Oil Corp. (d)                                     1,435             51
Hess Corp.                                                   287             26
Marathon Oil Corp.                                         1,730             81
Sunoco, Inc. (d)                                          10,491            652
Tesoro Corp. (d)                                          15,607            609
Valero Energy Corp. (d)                                   34,507          2,042
                                                                   ------------
                                                                         16,449
                                                                   ------------

Pharmaceuticals (6.6%)
Allergan, Inc.                                             2,517            169
Bristol-Myers Squibb Co. (d)                              35,884            832
Eli Lilly & Co. (d)                                       39,149          2,017
Forest Laboratories, Inc. *(d)                            41,119          1,635
Johnson & Johnson (d)                                     20,322          1,286
Merck & Co., Inc.                                          8,035            372
Pfizer, Inc. (d)                                         155,955          3,648
Watson Pharmaceuticals, Inc. *(d)                         48,202          1,258
                                                                   ------------
                                                                         11,217
                                                                   ------------

Real Estate Management
   & Development * (0.0%)
Forestar Real Estate Group, Inc.                           1,146             26
                                                                   ------------

REIT - Diversified (0.0%)
CapitalSource, Inc.(d)                                     4,184             69
                                                                   ------------

REIT - Forestry (0.4%)
Plum Creek Timber Co., Inc.(d)                            17,146            716
                                                                   ------------

REIT - Hotels (0.3%)
Host Hotels & Resorts, Inc.(d)                            25,571            428
                                                                   ------------

REIT - Mortgage (0.1%)
Annaly Capital Management, Inc.                            5,601            110
                                                                   ------------

Road & Rail (d) (1.1%)
Norfolk Southern Corp.                                    31,759          1,727
Union Pacific Corp.                                          824            103
                                                                   ------------
                                                                          1,830
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (d) (5.0%)
Applied Materials, Inc.                                   80,050          1,434
Intel Corp.                                               88,000          1,866
MEMC Electronic Materials, Inc. *                         24,642          1,761
National Semiconductor Corp.                              19,574            361
Nvidia Corp. *                                            29,892            735
Texas Instruments, Inc.                                   74,050          2,290
                                                                   ------------
                                                                          8,447
                                                                   ------------

                                    Continued

Structured Large Cap Plus
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                      Shares           Value
                                                    ------------   -------------
Common Stocks, continued
Software (5.3%)
Autodesk, Inc. *(d)                                       28,150   $      1,158
BMC Software, Inc. *                                      23,194            743
Citrix Systems, Inc. *                                    15,270            529
Microsoft Corp. (b)(c)(d)                                177,152          5,775
Novell, Inc. *(d)                                        133,877            852
                                                                   ------------
                                                                          9,057
                                                                   ------------

Specialty Retail (2.9%)
Abercrombie & Fitch Co., Class A                           3,326            265
AutoZone, Inc. *(d)                                        8,456          1,022
GameStop Corp., Class A *                                 32,586          1,686
Gap, Inc. (The)                                           10,325            198
Home Depot, Inc. (d)                                      21,329            654
Tiffany & Co.                                              3,805            152
TJX Cos., Inc.                                            28,272            892
                                                                   ------------
                                                                          4,869
                                                                   ------------

Textiles Apparel & Luxury Goods (d) (1.4%)
Coach, Inc. *                                              7,344            235
Nike, Inc., Class B                                       18,649          1,152
Polo Ralph Lauren Corp.                                   16,816          1,019
                                                                   ------------
                                                                          2,406
                                                                   ------------

Thrifts & Mortgage Finance * (0.0%)
Guaranty Financial Group, Inc.                             1,146             16
                                                                   ------------

Tobacco (d) (1.6%)
Altria Group, Inc.                                        36,493          2,767
                                                                   ------------

Utilities * (0.6%)
AES Corp. (The)                                           53,099          1,013
                                                                   ------------
Wireless Telecommunication
   Services (d) (0.5%)
Sprint Nextel Corp.                                       83,256            877
                                                                   ------------

Total Common Stocks                                                     220,048
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   -------------
Investments in Affiliates (a) (1.2%)
Fifth Third Institutional Money
   Market Fund                                         2,035,371   $      2,035
                                                                   ------------

Total Investments in Affiliates                                           2,035
                                                                   ------------

Total Investments (Cost $222,741) - 130.7%                              222,083

Securities Sold Short
   (Proceeds $60,828) - (30.7)%                                         (52,246)

Other assets in excess of liabilities - 0.0%                                 47
                                                                   ------------

NET ASSETS - 100.0%                                                $    169,884
                                                                   ============

                      See notes to schedules of investments
                       and notes to financial statements.

                                                       Structured Large Cap Plus
                                               Schedule of Securities Sold Short
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (30.7)%
Aerospace & Defense (0.1)%
Rockwell Collins, Inc.                                    (3,093)  $       (196)
                                                                   ------------

Capital Markets (0.1)%
American Capital Strategies, Ltd.                         (4,993)          (176)
Legg Mason, Inc.                                            (782)           (56)
                                                                   ------------
                                                                           (232)
                                                                   ------------

Commercial Services & Supplies (1.4)%
Equifax, Inc.                                             (8,468)          (314)
Pitney Bowes, Inc.                                       (56,862)        (2,087)
                                                                   ------------
                                                                         (2,401)
                                                                   ------------

Communications * (0.3)%
Amdocs, Ltd.                                             (14,142)          (468)
                                                                   ------------

Construction Materials (0.3)%
Vulcan Materials Co.                                      (6,872)          (539)
                                                                   ------------

Consumer, Non-cyclic * (1.5)%
Health Net, Inc.                                         (22,449)        (1,044)
Hertz Global Holdings, Inc.                              (24,888)          (371)
Smithfield Foods, Inc.                                   (42,628)        (1,187)
                                                                   ------------
                                                                         (2,602)
                                                                   ------------

Containers & Packaging * (0.1)%
Pactiv Corp.                                              (3,974)          (114)
                                                                   ------------

Diversified Financial Services (0.2)%
Moody's Corp.                                             (7,698)          (269)
                                                                   ------------

Diversified Telecommunication
   Services (1.3)%
Citizens Communications Co.                              (98,481)        (1,130)
Qwest Communications
   International, Inc.                                  (194,975)        (1,146)
                                                                   ------------
                                                                         (2,276)
                                                                   ------------

Electronic Equipment
   & Instruments (0.2)%
Jabil Circuit, Inc.                                      (26,489)          (351)
                                                                   ------------

Energy Equipment
   & Service (0.9)%
Baker Hughes, Inc.                                       (10,471)          (680)
BJ Services Co.                                          (36,127)          (786)
                                                                   ------------
                                                                         (1,466)
                                                                   ------------

Financial (0.1)%
Brookfield Properties Corp.                               (5,334)          (108)
                                                                   ------------

Food & Staples Retailing (0.6)%
Whole Foods Market, Inc.                                 (27,745)        (1,094)
                                                                   ------------

Food Products (2.0)%
Archer-Daniels-Midland Co.                               (47,281)        (2,083)
Campbell Soup Co.                                         (3,566)          (113)
ConAgra Foods, Inc.                                      (26,886)          (579)
Sara Lee Corp.                                           (49,232)          (692)
                                                                   ------------
                                                                         (3,467)
                                                                   ------------

                                   Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Equipment
   & Supplies * (0.8)%
St Jude Medical, Inc.                                     (4,831)  $       (196)
Zimmer Holdings, Inc.                                    (14,886)        (1,165)
                                                                   ------------
                                                                         (1,361)
                                                                   ------------

Healthcare Providers & Services (1.9)%
Cardinal Health, Inc.                                     (4,929)          (286)
Community Health Systems, Inc. *                         (20,074)          (644)
Laboratory Corp. of America Holdings *                    (6,115)          (452)
Omnicare, Inc.                                           (29,062)          (643)
Tenet Healthcare Corp. *                                (260,984)        (1,156)
                                                                   ------------
                                                                         (3,181)
                                                                   ------------

Hotels Restaurants & Leisure * (0.7)%
Starbucks Corp.                                          (64,396)        (1,218)
                                                                   ------------

Household Durables (0.4)%
Newell Rubbermaid, Inc.                                  (30,994)          (748)
                                                                   ------------

Industrial (0.5)%
JB Hunt Transport Services, Inc.                         (11,242)          (349)
Owens Corning, Inc. *                                    (19,856)          (432)
                                                                   ------------
                                                                           (781)
                                                                   ------------

Insurance (0.2)%
Old Republic International Corp.                         (20,216)          (302)
                                                                   ------------

Internet * (0.2)%
Check Point Software                                     (17,342)          (369)
                                                                   ------------

Internet Software & Services * (0.1)%
Akamai Technologies, Inc.                                 (6,957)          (210)
                                                                   ------------

IT Services (1.2)%
Cognizant Technology Solutions
   Corp., Class A *                                      (54,075)        (1,509)
Electronic Data Systems Corp.                            (17,154)          (345)
Fidelity National Information
   Services, Inc.                                         (2,268)           (96)
                                                                   ------------
                                                                         (1,950)
                                                                   ------------

Leisure Equipment & Products (1.3)%
Mattel, Inc.                                            (101,509)        (2,133)
                                                                   ------------

Machinery * (0.0)%
Terex Corp.                                                 (890)           (52)
                                                                   ------------

Materials (1.2)%
Agnico-Eagle Mines, Ltd. *                               (13,931)          (879)
Cameco Corp.                                             (34,093)        (1,154)
                                                                   ------------
                                                                         (2,033)
                                                                   ------------

Multiline Retail (0.8)%
JC Penney Co., Inc.                                      (19,643)          (931)
Kohl's Corp. *                                           (10,497)          (479)
                                                                   ------------
                                                                         (1,410)
                                                                   ------------

                                   Continued

Structured Large Cap Plus
Schedule of Securities Sold Short, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Multi-Utilities (1.6)%
CMS Energy Corp.                                          (7,707)  $       (121)
Integrys Energy Group, Inc.                              (52,472)        (2,551)
                                                                   ------------
                                                                         (2,672)
                                                                   ------------

Office Electronics (1.1)%
Xerox Corp.                                             (118,362)        (1,823)
                                                                   ------------

Oil & Gas Drilling (0.7)%
Diamond Offshore Drilling, Inc.                           (3,269)          (369)
Helmerich & Payne, Inc.                                  (18,694)          (733)
                                                                   ------------
                                                                         (1,102)
                                                                   ------------

Oil & Gas Exploration
   & Production * (0.9)%
Quicksilver Resources, Inc.                              (27,738)        (1,576)
                                                                   ------------

Pharmaceuticals * (0.8)%
Barr Pharmaceuticals, Inc.                               (24,241)        (1,265)
                                                                   ------------

Pharmaceuticals &
   Biotechnology * (0.6)%
Amylin Pharmaceuticals, Inc.                             (33,009)          (979)
                                                                   ------------

Pipelines (0.0)%
Equitable Resources, Inc.                                 (1,065)           (59)
                                                                   ------------

REIT - Apartments (0.1%)
AvalonBay Communities, Inc.                               (1,798)          (169)
UDR, Inc.                                                 (1,323)           (30)
                                                                   ------------
                                                                           (199)
                                                                   ------------

REIT - Office Property (0.7%)
Boston Properties, Inc.                                  (13,540)        (1,245)
                                                                   ------------

REIT - Shopping Centers (0.1%)
Regency Centers Corp.                                     (3,473)          (213)
                                                                   ------------

REIT - Storage (0.5%)
Public Storage                                           (10,844)          (849)
                                                                   ------------

Semiconductor Equipment * (0.3)%
Marvell Technology Group, Ltd.                           (39,249)          (466)
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (1.2)%
Advanced Micro Devices, Inc. *                           (47,523)          (363)
Intersil Corp., Class A                                   (8,517)          (196)
LSI Corp. *                                              (49,140)          (257)
Micron Technology, Inc. *                               (161,882)        (1,138)
                                                                   ------------
                                                                         (1,954)
                                                                   ------------

Software * (0.9)%
Intuit, Inc.                                             (51,395)        (1,577)
                                                                   ------------

                                   Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Specialty Retail (0.8)%
Circuit City Stores, Inc.                                (62,895)  $       (342)
Limited Brands, Inc.                                     (14,989)          (286)
OfficeMax, Inc.                                          (27,569)          (683)
                                                                   ------------
                                                                         (1,311)
                                                                   ------------

Technology Hardware
   & Equipment * (0.0)%
Nortel Networks Corp.                                     (3,405)           (42)
                                                                   ------------

Textiles Apparel & Luxury Goods (0.2)%
Jones Apparel Group, Inc.                                (21,720)          (365)
                                                                   ------------

Thrifts & Mortgage Finance (0.1)%
Sovereign Bancorp, Inc.                                  (18,112)          (226)
                                                                   ------------

Tobacco (0.1)%
UST, Inc.                                                 (3,749)          (195)
                                                                   ------------

Utilities * (1.0)%
Dynegy, Inc., Class A                                   (189,093)        (1,327)
Reliant Energy, Inc.                                     (19,869)          (423)
                                                                   ------------
                                                                         (1,750)
                                                                   ------------

Wireless Telecommunication
   Services * (0.6)%
NII Holdings, Inc.                                       (24,541)        (1,047)
                                                                   ------------

Total Common Stocks                                                     (52,246)
                                                                   ------------

TOTAL SECURITIES SOLD SHORT
  (Proceeds $60,829) - (30.7)%                                     $    (52,246)
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund/portfolio.

(b) Part of this security has been deposited as initial margin on open futures contracts.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d) All or part of this security has been designated as collateral for short sales.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                     See notes to schedules of investments
                       and notes to financial statements.

                                                                    Equity Index
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks (98.7%)
Aerospace & Defense (2.9%)
Boeing Co.                                                24,383   $      2,028
General Dynamics Corp.                                    12,622          1,066
Goodrich Corp.                                             3,897            244
Honeywell International, Inc.                             23,284          1,375
L-3 Communications Holdings, Inc.                          3,921            435
Lockheed Martin Corp.                                     10,803          1,166
Northrop Grumman Corp.                                    10,493            833
Precision Castparts Corp.                                  4,289            488
Raytheon Co.                                              13,345            869
Rockwell Collins, Inc.                                     5,185            328
United Technologies Corp.                                 30,857          2,265
                                                                   ------------
                                                                         11,097
                                                                   ------------

Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.                                5,370            298
Expeditors International
   Washington, Inc.                                        6,627            314
FedEx Corp.                                                9,606            898
United Parcel Service, Inc., Class B                      32,903          2,407
                                                                   ------------
                                                                          3,917
                                                                   ------------

Airlines (0.1%)
Southwest Airlines Co.                                    23,251            273
                                                                   ------------

Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The) *                         7,524            189
Johnson Controls, Inc.                                    18,481            654
                                                                   ------------
                                                                            843
                                                                   ------------

Automobiles (0.3%)
Ford Motor Co. *                                          65,323            434
General Motors Corp.                                      17,605            498
Harley-Davidson, Inc.                                      7,470            303
                                                                   ------------
                                                                          1,235
                                                                   ------------

Beverages (2.4%)
Anheuser-Busch Cos., Inc.                                 22,996          1,070
Brown-Forman Corp., Class B                                2,690            169
Coca-Cola Co. (The)                                       62,197          3,680
Coca-Cola Enterprises, Inc.                                8,869            205
Constellation Brands, Inc.,
   Class A *                                               6,036            126
Molson Coors Brewing Co., Class B                          4,241            190
Pepsi Bottling Group, Inc.                                 4,359            152
PepsiCo, Inc.                                             50,480          3,442
                                                                   ------------
                                                                          9,034
                                                                   ------------

Biotechnology * (1.3%)
Amgen, Inc.                                               34,148          1,591
Biogen Idec, Inc.                                          9,239            563
Celgene Corp.                                             12,232            686
Genzyme Corp.                                              8,417            658
Gilead Sciences, Inc.                                     29,170          1,333
                                                                   ------------
                                                                          4,831
                                                                   ------------

Building Products (0.1%)
Masco Corp.                                               11,423            262
Trane, Inc.                                                5,333            239
                                                                   ------------
                                                                            501
                                                                   ------------

                                   Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Capital Markets (3.4%)
American Capital Strategies, Ltd.                          5,847   $        206
Ameriprise Financial, Inc.                                 7,320            405
Bank of New York Mellon Corp. (The)                       35,728          1,666
Bear Stearns Cos., Inc. (The)                              3,613            326
Charles Schwab Corp. (The)                                29,487            658
E*Trade Financial Corp. *                                 13,231             66
Federated Investors, Inc., Class B                         2,724            116
Franklin Resources, Inc.                                   5,050            526
Goldman Sachs Group, Inc. (The)                           12,445          2,499
Janus Capital Group, Inc.                                  4,911            133
Legg Mason, Inc.                                           4,131            297
Lehman Brothers Holdings, Inc.                            16,514          1,060
Merrill Lynch & Co., Inc.                                 26,816          1,512
Morgan Stanley                                            33,204          1,641
Northern Trust Corp.                                       5,957            437
State Street Corp.                                        12,119            995
T Rowe Price Group, Inc.                                   8,250            417
                                                                   ------------
                                                                         12,960
                                                                   ------------

Chemicals (1.9%)
Air Products & Chemicals, Inc.                             6,722            605
Ashland, Inc.                                              1,739             79
Dow Chemical Co. (The)                                    29,558          1,143
E.I. du Pont de Nemours & Co.                             28,151          1,272
Eastman Chemical Co.                                       2,615            173
Ecolab, Inc.                                               5,419            261
Hercules, Inc.                                             3,609             63
International Flavors & Fragrances, Inc.                   2,531            108
Monsanto Co.                                              17,118          1,925
PPG Industries, Inc.                                       5,104            337
Praxair, Inc.                                              9,951            805
Rohm & Haas Co.                                            3,951            211
Sigma-Aldrich Corp.                                        4,085            203
                                                                   ------------
                                                                          7,185
                                                                   ------------

Commercial Banks (3.2%)
BB&T Corp.                                                17,172            623
Comerica, Inc.                                             4,760            208
Commerce Bancorp, Inc.                                     5,981            228
First Horizon National Corp.                               3,928             85
Huntington Bancshares, Inc.                               11,385            153
Keycorp                                                   12,114            317
M&T Bank Corp.                                             2,333            214
Marshall & Ilsley Corp.                                    8,293            231
National City Corp.                                       19,703            350
PNC Financial Services Group, Inc.                        10,923            717
Regions Financial Corp.                                   21,901            553
SunTrust Banks, Inc.                                      10,860            749
US Bancorp                                                54,220          1,841
Wachovia Corp.                                            61,808          2,406
Wells Fargo & Co.                                        105,570          3,590
Zions Bancorporation                                       3,347            183
                                                                   ------------
                                                                         12,448
                                                                   ------------

                                   Continued

Equity Index
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc. *                            8,972   $         88
Avery Dennison Corp.                                       3,313            172
Cintas Corp.                                               4,197            138
Equifax, Inc.                                              4,102            152
Monster Worldwide, Inc. *                                  4,118            115
Pitney Bowes, Inc.                                         6,841            251
Robert Half International, Inc.                            5,100            142
RR Donnelley & Sons Co.                                    6,910            241
Waste Management, Inc.                                    15,668            508
                                                                   ------------
                                                                          1,807
                                                                   ------------

Communications Equipment (2.5%)
Ciena Corp. *                                              2,674             73
Cisco Systems, Inc. *                                    190,066          4,657
Corning, Inc.                                             49,616          1,194
JDS Uniphase Corp. *                                       6,585             69
Juniper Networks, Inc. *                                  16,465            447
Motorola, Inc.                                            72,012            830
Qualcomm, Inc.                                            51,164          2,170
Tellabs, Inc. *                                           13,636             93
                                                                   ------------
                                                                          9,533
                                                                   ------------

Computers & Peripherals (4.1%)
Apple, Inc. *                                             27,384          3,707
Dell, Inc. *                                              70,032          1,403
EMC Corp. *                                               66,101          1,049
Hewlett-Packard Co.                                       80,599          3,526
International Business Machines Corp.                     43,097          4,626
Lexmark International, Inc., Class A *                     2,940            107
Network Appliance, Inc. *                                 11,070            257
QLogic Corp. *                                             4,259             61
SanDisk Corp. *                                            7,089            180
Sun Microsystems, Inc. *                                  25,779            451
Teradata Corp. *                                           5,616            134
                                                                   ------------
                                                                         15,501
                                                                   ------------

Construction & Engineering (0.2%)
Fluor Corp.                                                2,748            334
Jacobs Engineering Group, Inc. *                           3,731            285
                                                                   ------------
                                                                            619
                                                                   ------------

Construction Materials (0.1%)
Vulcan Materials Co.                                       3,361            264
                                                                   ------------

Consumer Finance (0.8%)
American Express Co.                                      36,488          1,799
Capital One Financial Corp.                               12,235            671
Discover Financial Services                               14,848            260
SLM Corp.                                                 12,837            279
                                                                   ------------
                                                                          3,009
                                                                   ------------

Containers & Packaging (0.1%)
Ball Corp.                                                 3,186            146
Bemis Co., Inc.                                            3,251             88
Pactiv Corp. *                                             4,067            116
Sealed Air Corp.                                           5,025            132
                                                                   ------------
                                                                            482
                                                                   ------------

                                   Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Distributors (0.1%)
Genuine Parts Co.                                          5,287   $        232
                                                                   ------------
Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A *                              4,193            334
H&R Block, Inc.                                           10,100            195
                                                                   ------------
                                                                            529
                                                                   ------------

Diversified Financial Services (4.8%)
Bank of America Corp. (c)                                138,869          6,159
CIT Group, Inc.                                            5,936            166
Citigroup, Inc. (c)                                      156,234          4,409
CME Group, Inc.                                            1,714          1,061
IntercontinentalExchange, Inc. *                           2,156            302
JPMorgan Chase & Co.                                     105,280          5,006
Leucadia National Corp.                                    5,459            241
Moody's Corp.                                              6,892            241
NYSE Euronext                                              8,214            646
                                                                   ------------
                                                                         18,231
                                                                   ------------

Diversified Telecommunication
   Services (3.1%)
AT&T, Inc. (c)                                           189,752          7,304
CenturyTel, Inc.                                           3,482            129
Citizens Communications Co.                               10,586            121
Embarq Corp.                                               4,747            215
Qwest Communications International, Inc.                  49,707            292
Verizon Communications, Inc.                              90,304          3,507
Windstream Corp.                                          14,853            173
                                                                   ------------
                                                                         11,741
                                                                   ------------

Electric Utilities (2.1%)
Allegheny Energy, Inc.                                     5,167            283
American Electric Power Co., Inc.                         12,420            532
Duke Energy Corp.                                         39,208            732
Edison International                                      10,137            529
Entergy Corp.                                              6,088            659
Exelon Corp.                                              20,638          1,572
FirstEnergy Corp.                                          9,484            675
FPL Group, Inc.                                           12,889            831
Pepco Holdings, Inc.                                       6,568            167
Pinnacle West Capital Corp.                                3,121            120
PPL Corp.                                                 11,919            583
Progress Energy, Inc.                                      8,055            364
Southern Co.                                              23,949            870
                                                                   ------------
                                                                          7,917
                                                                   ------------

Electrical Components
   & Equipment (0.5%)
Cooper Industries, Ltd., Class A                           5,715            254
Emerson Electric Co.                                      24,642          1,253
Rockwell Automation, Inc.                                  4,746            271
                                                                   ------------
                                                                          1,778
                                                                   ------------

Electronic Equipment
   & Instruments (0.3%)
Agilent Technologies, Inc. *                              12,026            408
Jabil Circuit, Inc.                                        6,458             86
Molex, Inc.                                                4,468            107
Tyco Electronics, Ltd.                                    15,469            523
                                                                   ------------
                                                                          1,124
                                                                   ------------

                                   Continued

                                                                    Equity Index
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Energy Equipment & Services (2.3%)
Baker Hughes, Inc.                                         9,942   $        646
BJ Services Co.                                            9,073            197
Cameron International Corp. *                              6,842            275
ENSCO International, Inc.                                  4,605            235
Halliburton Co.                                           27,695            919
Nabors Industries, Ltd. *                                  8,748            238
National Oilwell Varco, Inc. *                            11,082            667
Noble Corp.                                                8,353            366
Rowan Cos., Inc.                                           3,438            117
Schlumberger, Ltd.                                        37,459          2,827
Smith International, Inc.                                  6,239            338
Transocean, Inc. *                                         9,961          1,221
Weatherford International, Ltd. *                         10,485            648
                                                                   ------------
                                                                          8,694
                                                                   ------------

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.                                    13,625            926
CVS Caremark Corp.                                        46,074          1,800
Kroger Co. (The)                                          21,341            543
Safeway, Inc.                                             13,661            423
SUPERVALU, Inc.                                            6,537            197
SYSCO Corp.                                               18,978            551
Walgreen Co.                                              30,914          1,085
Wal-Mart Stores, Inc.                                     73,864          3,758
Whole Foods Market, Inc.                                   4,324            171
                                                                   ------------
                                                                          9,454
                                                                   ------------

Food Products (1.4%)
Archer-Daniels-Midland Co.                                20,023            882
Campbell Soup Co.                                          6,991            221
ConAgra Foods, Inc.                                       15,239            328
Dean Foods Co.                                             4,030            113
General Mills, Inc.                                       10,614            580
Hershey Co. (The)                                          5,260            190
HJ Heinz Co.                                               9,929            423
Kellogg Co.                                                8,255            395
Kraft Foods, Inc., Class A                                48,464          1,418
McCormick & Co., Inc. (MD)                                 4,035            136
Sara Lee Corp.                                            22,542            317
Tyson Foods, Inc., Class A                                 8,558            122
Wm. Wrigley Jr. Corp.                                      6,759            388
                                                                   ------------
                                                                          5,513
                                                                   ------------

Gas-Distribution (0.1%)
Nicor, Inc.                                                1,404             58
Questar Corp.                                              5,371            273
                                                                   ------------
                                                                            331
                                                                   ------------

Healthcare Equipment & Supplies (1.8%)
Baxter International, Inc.                                19,787          1,202
Becton Dickinson & Co.                                     7,572            655
Boston Scientific Corp. *                                 41,506            503
Covidien, Ltd.                                            15,468            690
CR Bard, Inc.                                              3,216            311
Hospira, Inc. *                                            4,888            201
Medtronic, Inc.                                           35,285          1,643
St Jude Medical, Inc. *                                   10,606            430
Stryker Corp.                                              7,382            494

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Healthcare Equipment & Supplies, continued
Varian Medical Systems, Inc. *                             3,933   $        205
Zimmer Holdings, Inc. *                                    7,348            575
                                                                   ------------
                                                                          6,909
                                                                   ------------

Healthcare Providers & Services (2.3%)
Aetna, Inc.                                               15,635            833
AmerisourceBergen Corp.                                    5,239            244
Cardinal Health, Inc.                                     11,341            657
Cigna Corp.                                                8,800            433
Coventry Health Care, Inc. *                               4,863            275
Express Scripts, Inc. *                                    7,793            526
Humana, Inc. *                                             5,244            421
Laboratory Corp. of America Holdings *                     3,649            270
McKesson Corp.                                             8,963            563
Medco Health Solutions, Inc. *                            16,848            844
Patterson Cos., Inc. *                                     4,354            140
Quest Diagnostics, Inc.                                    4,863            240
Tenet Healthcare Corp. *                                  14,743             65
UnitedHealth Group, Inc.                                  40,447          2,056
WellPoint, Inc. *                                         17,956          1,404
                                                                   ------------
                                                                          8,971
                                                                   ------------

Healthcare Technology (0.0%)
IMS Health, Inc.                                           6,066            145
                                                                   ------------

Hotels Restaurants & Leisure (1.3%)
Carnival Corp.                                            13,576            604
Darden Restaurants, Inc.                                   4,408            125
International Game Technology                              9,882            422
Marriott International, Inc.                               9,942            358
McDonald's Corp.                                          37,079          1,986
Starbucks Corp. *                                         23,188            438
Starwood Hotels & Resorts
   Worldwide, Inc.                                         6,196            280
Wendy's International, Inc.                                2,717             66
Wyndham Worldwide Corp.                                    5,557            131
Yum! Brands, Inc.                                         15,748            538
                                                                   ------------
                                                                          4,948
                                                                   ------------

Household Durables (0.5%)
Black & Decker Corp.                                       2,044            148
Centex Corp.                                               3,732            104
DR Horton, Inc.                                            8,502            147
Fortune Brands, Inc.                                       4,766            333
Harman International Industries, Inc.                      1,882             88
KB Home                                                    2,395             66
Leggett & Platt, Inc.                                      5,435            103
Lennar Corp., Class A                                      4,338             89
Newell Rubbermaid, Inc.                                    8,596            207
Pulte Homes, Inc.                                          6,608            108
Snap-On, Inc.                                              1,802             89
Stanley Works (The)                                        2,554            131
Whirlpool Corp.                                            2,427            207
                                                                   ------------
                                                                          1,820
                                                                   ------------

                                    Continued

Equity Index
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Household Products (2.3%)
Clorox Co.                                                 4,305   $        264
Colgate-Palmolive Co.                                     15,866          1,222
Kimberly-Clark Corp.                                      13,242            869
Procter & Gamble Co.                                      97,093          6,403
                                                                   ------------
                                                                          8,758
                                                                   ------------

Industrial Conglomerates (3.7%)
3M Co.                                                    22,270          1,774
General Electric Co. (b) (c)                             316,257         11,199
Textron, Inc.                                              7,769            435
Tyco International, Ltd.                                  15,467            609
                                                                   ------------
                                                                         14,017
                                                                   ------------

Insurance (4.2%)
ACE, Ltd.                                                 10,236            597
Aflac, Inc.                                               15,198            932
Allstate Corp. (The)                                      17,880            881
AMBAC Financial Group, Inc.                                3,165             37
American International Group, Inc.                        79,387          4,379
AON Corp.                                                  9,109            396
Assurant, Inc.                                             3,002            195
Chubb Corp.                                               11,935            618
Cincinnati Financial Corp.                                 5,351            206
Genworth Financial, Inc., Class A                         13,773            335
Hartford Financial Services Group, Inc.                    9,884            798
Lincoln National Corp.                                     8,422            458
Loews Corp.                                               13,832            646
Marsh & McLennan Cos., Inc                                16,220            448
MBIA, Inc.                                                 3,937             61
MetLife, Inc.                                             23,112          1,363
Principal Financial Group, Inc.                            8,264            493
Progressive Corp. (The)                                   21,637            401
Prudential Financial, Inc.                                14,280          1,205
Safeco Corp.                                               2,942            157
Torchmark Corp.                                            2,977            182
Travelers Cos., Inc. (The)                                20,119            968
Unum Group                                                11,225            254
XL Capital, Ltd., Class A                                  5,654            254
                                                                   ------------
                                                                         16,264
                                                                   ------------

Internet & Catalog Retail * (0.3%)
Amazon.Com, Inc.                                           9,686            753
Expedia, Inc.                                              6,358            146
IAC/InterActiveCorp                                        5,944            154
                                                                   ------------
                                                                          1,053
                                                                   ------------

Internet Software & Services * (1.6%)
Akamai Technologies, Inc.                                  5,152            156
eBay, Inc.                                                35,496            954
Google, Inc., Class A                                      7,242          4,087
VeriSign, Inc.                                             6,874            233
Yahoo!, Inc.                                              41,914            804
                                                                   ------------
                                                                          6,234
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
IT Services (0.8%)
Affiliated Computer Services, Inc.,
   Class A *                                               3,098   $        151
Automatic Data Processing, Inc.                           16,522            670
Cognizant Technology Solutions
   Corp., Class A *                                        8,998            251
Computer Sciences Corp. *                                  5,413            229
Convergys Corp. *                                          4,218             66
Electronic Data Systems Corp.                             15,834            318
Fidelity National Information
   Services, Inc.                                          5,286            225
Fiserv, Inc. *                                             5,192            267
Paychex, Inc.                                             10,583            346
Total System Services, Inc.                                4,929            114
Unisys Corp. *                                            10,888             45
Western Union Co. (The)                                   23,361            523
                                                                   ------------
                                                                          3,205
                                                                   ------------

Leisure Equipment & Products (0.1%)
Brunswick Corp.                                            2,766             52
Eastman Kodak Co.                                          8,929            178
Hasbro, Inc.                                               4,576            119
Mattel, Inc.                                              11,413            240
                                                                   ------------
                                                                            589
                                                                   ------------

Life Sciences Tools & Services (0.3%)
Applera Corp. - Applied Biosystems Group                   5,180            163
Millipore Corp. *                                          1,679            118
PerkinElmer, Inc.                                          3,774             94
Thermo Fisher Scientific, Inc. *                          13,272            683
Waters Corp. *                                             3,105            179
                                                                   ------------
                                                                          1,237
                                                                   ------------

Machinery (1.8%)
Caterpillar, Inc.                                         19,885          1,415
Cummins, Inc.                                              6,474            313
Danaher Corp.                                              7,918            589
Deere & Co.                                               13,991          1,228
Dover Corp.                                                6,365            257
Eaton Corp.                                                4,533            375
Illinois Tool Works, Inc.                                 13,053            658
Ingersoll-Rand Co., Ltd., Class A                          8,507            336
ITT Corp.                                                  5,634            335
Manitowoc Co., Inc. (The)                                  4,237            161
Paccar, Inc.                                              11,602            544
Pall Corp.                                                 3,814            141
Parker Hannifin Corp.                                      5,206            352
Terex Corp. *                                              3,170            186
                                                                   ------------
                                                                          6,890
                                                                   ------------
Media (2.8%)
CBS Corp., Class B                                        21,310            537
Clear Channel Communications, Inc.                        15,492            476
Comcast Corp., Class A *                                  96,156          1,746
DIRECTV Group, Inc. (The) *                               22,336            504
EW Scripps Co., Class A                                    2,792            114
Gannett Co., Inc.                                          7,246            268

                                    Continued

                                                                    Equity Index
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Media, continued
Interpublic Group of Cos., Inc *                          14,668   $        131
McGraw-Hill Cos., Inc. (The)                              10,182            435
Meredith Corp.                                             1,197             56
New York Times Co. (The), Class A                          4,478             75
News Corp., Class A                                       72,807          1,376
Omnicom Group, Inc.                                       10,214            464
Time Warner, Inc.                                        113,143          1,781
Viacom, Inc., Class B *                                   20,570            797
Walt Disney Co. (The)                                     59,550          1,782
Washington Post Co. (The)                                    181            135
                                                                   ------------
                                                                         10,677
                                                                   ------------

Metals & Mining (1.0%)
Alcoa, Inc.                                               26,540            878
Allegheny Technologies, Inc.                               3,180            224
Freeport-McMoRan Copper & Gold, Inc.                      12,035          1,072
Newmont Mining Corp.                                      14,048            763
Nucor Corp.                                                8,957            518
Titanium Metals Corp.                                      2,725             59
United States Steel Corp.                                  3,678            376
                                                                   ------------
                                                                          3,890
                                                                   ------------

Multiline Retail (0.8%)
Big Lots, Inc. *                                           3,166             55
Dillard's, Inc., Class A                                   1,893             37
Family Dollar Stores, Inc.                                 4,529             95
JC Penney Co., Inc.                                        6,896            327
Kohl's Corp. *                                             9,887            451
Macy's, Inc.                                              13,488            373
Nordstrom, Inc.                                            5,697            222
Sears Holdings Corp. *                                     2,355            260
Target Corp.                                              25,959          1,443
                                                                   ------------
                                                                          3,263
                                                                   ------------

Multi-Utilities (1.1%)
Ameren Corp.                                               6,459            289
Centerpoint Energy, Inc.                                   9,993            160
CMS Energy Corp.                                           6,987            110
Consolidated Edison, Inc.                                  8,431            367
Dominion Resources, Inc.                                  18,445            793
DTE Energy Co.                                             5,309            226
Integrys Energy Group, Inc.                                2,364            115
NiSource, Inc.                                             8,530            162
PG&E Corp.                                                10,994            451
Public Service Enterprise Group, Inc.                      7,911            760
Sempra Energy                                              8,214            459
TECO Energy, Inc.                                          6,550            109
Xcel Energy, Inc.                                         13,063            272
                                                                   ------------
                                                                          4,273
                                                                   ------------

Office Electronics (0.1%)
Xerox Corp.                                               29,116            448
                                                                   ------------

Oil & Gas (9.9%)
Anadarko Petroleum Corp.                                  14,681            860
Apache Corp.                                              10,329            986

                                    Continued

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
Oil & Gas, continued
Chesapeake Energy Corp.                                   14,195   $        529
Chevron Corp.                                             66,036          5,580
ConocoPhillips                                            50,015          4,017
Consol Energy, Inc.                                        5,672            414
Devon Energy Corp.                                        13,876          1,179
El Paso Corp.                                             21,796            359
EOG Resources, Inc.                                        7,794            682
Exxon Mobil Corp. (c)                                    170,927         14,768
Hess Corp.                                                 8,786            798
Marathon Oil Corp.                                        22,258          1,043
Murphy Oil Corp.                                           5,865            431
Noble Energy, Inc.                                         5,324            387
Occidental Petroleum Corp.                                25,846          1,754
Peabody Energy Corp.                                       8,260            446
Range Resources Corp.                                      4,643            243
Spectra Energy Corp.                                      19,667            449
Sunoco, Inc.                                               3,745            233
Tesoro Corp.                                               4,257            166
Valero Energy Corp.                                       17,231          1,020
Williams Cos., Inc.                                       18,675            597
XTO Energy, Inc.                                          15,311            795
                                                                   ------------
                                                                         37,736
                                                                   ------------

Paper & Forest Products (0.3%)
International Paper Co.                                   13,367            431
MeadWestvaco Corp.                                         5,707            160
Weyerhaeuser Co.                                           6,492            440
                                                                   ------------
                                                                          1,031
                                                                   ------------

Personal Products (0.2%)
Avon Products, Inc.                                       13,461            471
Estee Lauder Cos., Inc. (The),
   Class A                                                 3,566            151
                                                                   ------------
                                                                            622
                                                                   ------------

Pharmaceuticals (6.2%)
Abbott Laboratories                                       48,372          2,723
Allergan, Inc.                                             9,567            643
Barr Pharmaceuticals, Inc. *                               3,336            174
Bristol-Myers Squibb Co.                                  62,111          1,441
Eli Lilly & Co.                                           31,003          1,597
Forest Laboratories, Inc. *                                9,836            391
Johnson & Johnson                                         89,572          5,666
King Pharmaceuticals, Inc. *                               7,597             80
Merck & Co., Inc.                                         68,078          3,151
Mylan Laboratories, Inc.                                   9,405            140
Pfizer, Inc.                                             213,655          4,998
Schering-Plough Corp.                                     50,994            998
Watson Pharmaceuticals, Inc. *                             3,189             83
Wyeth                                                     41,835          1,665
                                                                   ------------
                                                                         23,750
                                                                   ------------

Real Estate Management
   & Development * (0.0%)
CB Richard Ellis Group, Inc.,
   Class A                                                 6,135            119
                                                                   ------------

                                    Continued

Equity Index
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                    ------------   ------------
Common Stocks, continued
REIT - Apartments (0.2%)
Apartment Investment & Management Co.                      3,010   $        119
AvalonBay Communities, Inc.                                2,481            233
Equity Residential                                         8,622            323
                                                                   ------------
                                                                            675
                                                                   ------------

REIT - Diversified (0.1%)
Vornado Realty Trust                                       4,162            376
                                                                   ------------

REIT - Forestry (0.1%)
Plum Creek Timber Co., Inc.                                5,431            227
                                                                   ------------

REIT - Hotels (0.1%)
Host Hotels & Resorts, Inc.                               16,249            272
                                                                   ------------

REIT - Office Property (0.1%)
Boston Properties, Inc.                                    3,703            340
                                                                   ------------

REIT - Regional Mall (0.2%)
General Growth Properties, Inc.                            7,641            279
Simon Property Group, Inc.                                 6,950            621
                                                                   ------------
                                                                            900
                                                                   ------------

REIT - Shopping Centers (0.1%)
Developers Diversified Realty Corp.                        3,864            159
Kimco Realty Corp.                                         7,847            281
                                                                   ------------
                                                                            440
                                                                   ------------

REIT - Storage (0.1%)
Public Storage                                             3,873            303
                                                                   ------------

REIT - Warehouse/Industry (0.1%)
Prologis                                                   7,995            475
                                                                   ------------

Road & Rail (0.8%)
Burlington Northern Santa Fe Corp.                         9,346            809
CSX Corp.                                                 13,142            637
Norfolk Southern Corp.                                    12,246            666
Ryder System, Inc.                                         1,861             97
Union Pacific Corp.                                        8,158          1,020
                                                                   ------------
                                                                          3,229
                                                                   ------------
Semiconductors & Semiconductor
   Equipment (2.4%)
Advanced Micro Devices, Inc. *                            18,636            142
Altera Corp.                                              10,449            177
Analog Devices, Inc.                                       9,682            275
Applied Materials, Inc.                                   42,876            768
Broadcom Corp., Class A *                                 14,595            322
Intel Corp.                                              182,843          3,876
Kla-Tencor Corp.                                           5,667            237
Linear Technology Corp.                                    6,907            191
LSI Corp. *                                               22,278            116
MEMC Electronic Materials, Inc. *                          7,177            513
Microchip Technology, Inc.                                 6,765            216
Micron Technology, Inc. *                                 23,548            166
National Semiconductor Corp.                               7,479            138

                                    Continued

                                                       Shares         Value
                                                    ------------   ------------
Common Stocks, continued
Semiconductors & Semiconductor
   Equipment, continued
Novellus Systems, Inc. *                                   3,614   $         86
Nvidia Corp. *                                            17,530            431
Teradyne, Inc. *                                           5,402             59
Texas Instruments, Inc.                                   43,698          1,352
Xilinx, Inc.                                               9,206            201
                                                                   ------------
                                                                          9,266
                                                                   ------------

Software (3.6%)
Adobe Systems, Inc. *                                     17,927            626
Autodesk, Inc. *                                           7,156            295
BMC Software, Inc. *                                       6,260            201
CA, Inc.                                                  12,092            266
Citrix Systems, Inc. *                                     5,902            204
Compuware Corp. *                                          8,904             76
Electronic Arts, Inc. *                                    9,947            471
Intuit, Inc. *                                            10,544            324
Microsoft Corp. (c)                                      251,663          8,204
Novell, Inc. *                                            10,885             69
Oracle Corp. *                                           123,305          2,534
Symantec Corp. *                                          27,000            484
                                                                   ------------
                                                                         13,754
                                                                   ------------

Specialty Retail (1.7%)
Abercrombie & Fitch Co., Class A                           2,696            215
AutoNation, Inc. *                                         4,293             70
AutoZone, Inc. *                                           1,424            172
Bed Bath & Beyond, Inc. *                                  8,442            272
Best Buy Co., Inc.                                        10,918            533
Circuit City Stores, Inc.                                  5,243             28
GameStop Corp., Class A *                                  4,949            256
Gap, Inc. (The)                                           14,535            278
Home Depot, Inc.                                          52,535          1,611
Limited Brands, Inc.                                       9,920            189
Lowe's Cos., Inc                                          46,002          1,216
   Office Depot, Inc. *                                    8,487            126
OfficeMax, Inc.                                            2,344             58
RadioShack Corp.                                           4,287             74
Sherwin-Williams Co. (The)                                 3,106            178
Staples, Inc.                                             22,212            532
Tiffany & Co.                                              4,254            170
TJX Cos., Inc.                                            13,833            437
                                                                   ------------
                                                                          6,415
                                                                   ------------

Textiles Apparel & Luxury Goods (0.4%)
Coach, Inc. *                                             11,608            372
Jones Apparel Group, Inc.                                  2,653             44
Liz Claiborne, Inc.                                        3,182             70
Nike, Inc., Class B                                       12,029            743
Polo Ralph Lauren Corp.                                    1,864            113
VF Corp.                                                   2,765            214
                                                                   ------------
                                                                          1,556
                                                                   ------------

Thrifts & Mortgage Finance (0.7%)
Countrywide Financial Corp.                               17,921            125
Fannie Mae                                                30,735          1,041
Freddie Mac                                               20,736            630
Hudson City Bancorp, Inc.                                 16,546            271
MGIC Investment Corp.                                      2,550             47

                                    Continued

Equity Index
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                     -----------   ------------
Common Stocks, continued
Thrifts & Mortgage Finance, continued
Sovereign Bancorp, Inc.                                   11,180   $        139
Washington Mutual, Inc.                                   27,245            543
                                                                   ------------
                                                                          2,796
                                                                   ------------

Tobacco (1.5%)
Altria Group, Inc.                                        65,879          4,995
Reynolds American, Inc.                                    5,323            337
UST, Inc.                                                  4,958            258
                                                                   ------------
                                                                          5,590
                                                                   ------------

Trading Companies & Distributors (0.0%)
WW Grainger, Inc.                                          2,096            167
                                                                   ------------

Utilities (0.3%)
AES Corp. (The) *                                         20,802            397
Constellation Energy Group, Inc.                           5,616            528
Dynegy, Inc., Class A *                                   15,419            108
                                                                   ------------
                                                                          1,033
                                                                   ------------

Wireless Telecommunication
   Services (0.4%)
American Tower Corp. *                                    12,781            480
Sprint Nextel Corp.                                       88,564            932
                                                                   ------------
                                                                          1,412
                                                                   ------------

Total Common Stocks                                                     377,158
                                                                   ------------

Investments in Affiliates (a) (1.2%)
Fifth Third Institutional Money
   Market Fund                                         4,222,288          4,222
                                                                   ------------

Commercial Banks (0.1%)
Fifth Third Bancorp                                       16,667            452
                                                                   ------------

Total Investments in Affiliates                                           4,674
                                                                   ------------

Total Investments (Cost $162,351) - 99.9%                               381,832

Other assets in excess of liabilities - 0.1%                                357
                                                                   ------------

NET ASSETS - 100.0%                                                $    382,189
                                                                   ============

Notes to Schedule of  Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

(b) Part of this security has been deposited as initial margin on open futures contracts.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                        Balanced
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                     -----------   ------------
Common Stocks (60.2%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc. *                                3,000   $        318
Rockwell Collins, Inc.                                     5,300            335
                                                                   ------------
                                                                            653
                                                                   ------------

Auto Components (2.3%)
BorgWarner, Inc.                                           7,400            375
Johnson Controls, Inc.                                    14,000            495
                                                                   ------------
                                                                            870
                                                                   ------------

Beverages (1.2%)
PepsiCo, Inc.                                              6,700            457
                                                                   ------------

Biotechnology (0.6%)
Gilead Sciences, Inc. *                                    5,000            228
                                                                   ------------

Capital Markets (3.8%)
Ameriprise Financial, Inc.                                 8,000            442
Northern Trust Corp.                                       8,000            587
State Street Corp.                                         5,000            411
                                                                   ------------
                                                                          1,440
                                                                   ------------

Chemicals (4.1%)
Ecolab, Inc.                                               8,600            415
Monsanto Co.                                               3,600            405
Mosaic Co. (The) *                                         5,500            501
Praxair, Inc.                                              2,800            226
                                                                   ------------
                                                                          1,547
                                                                   ------------

Commercial Banks (2.3%)
Marshall & Ilsley Corp.                                   11,000            307
US Bancorp                                                16,000            543
                                                                   ------------
                                                                            850
                                                                   ------------

Commercial Services & Supplies * (1.1%)
Stericycle, Inc.                                           7,000            415
                                                                   ------------

Communications Equipment (1.8%)
Cisco Systems, Inc. *                                     16,200            397
Nokia Corp. Oyj ADR                                        8,000            297
                                                                   ------------
                                                                            694
                                                                   ------------

Computers & Peripherals * (2.3%)
Apple, Inc.                                                2,550            345
EMC Corp.                                                 18,000            286
NCR Corp.                                                 11,000            236
                                                                   ------------
                                                                            867
                                                                   ------------

Diversified Consumer Services * (0.6%)
Apollo Group, Inc., Class A                                3,000            239
                                                                   ------------

Diversified Financial Services (1.9%)
CME Group, Inc.                                              675            418
JPMorgan Chase & Co.                                       6,000            285
                                                                   ------------
                                                                            703
                                                                   ------------

                                    Continued

Balanced
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                     -----------   ------------
Common Stocks, continued
Diversified Telecommunication Services (1.0%)
AT&T, Inc.                                                10,000   $        385
                                                                   ------------

Electrical Components & Equipment (0.4%)
Emerson Electric Co.                                       3,000            153
                                                                   ------------

Electronic Equipment & Instruments * (0.8%)
Mettler Toledo International, Inc.                         3,000            298
                                                                   ------------

Energy Equipment & Service (1.7%)
Cameron International Corp. *                              8,000            322
Schlumberger, Ltd.                                         4,000            302
                                                                   ------------
                                                                            624
                                                                   ------------

Food & Staples Retailing (1.1%)
Kroger Co. (The)                                          16,000            407
                                                                   ------------

Food Products (2.1%)
Hormel Foods Corp.                                         9,000            349
Kellogg Co.                                                9,000            431
                                                                   ------------
                                                                            780
                                                                   ------------

Healthcare Equipment & Supplies (2.0%)
Baxter International, Inc.                                 9,000            547
Becton Dickinson & Co.                                     2,500            216
                                                                   ------------
                                                                            763
                                                                   ------------

Hotels Restaurants & Leisure (2.0%)
McDonald's Corp.                                          10,000            536
WMS Industries, Inc. *                                     6,200            232
                                                                   ------------
                                                                            768
                                                                   ------------

Household Products (2.3%)
Colgate-Palmolive Co.                                      3,800            291
Procter & Gamble Co.                                       8,500            560
                                                                   ------------
                                                                            851
                                                                   ------------

Industrial Conglomerates (0.7%)
General Electric Co.                                       8,000            283
                                                                   ------------

Insurance (1.9%)
Allstate Corp. (The)                                       8,000            394
Principal Financial Group, Inc.                            5,500            328
                                                                   ------------
                                                                            722
                                                                   ------------

Internet Software & Services * (0.8%)
Google, Inc., Class A                                        550            310
                                                                   ------------

Machinery (2.7%)
Deere & Co.                                                5,000            439
Illinois Tool Works, Inc.                                  7,000            353
Manitowoc Co., Inc. (The)                                  6,000            228
                                                                   ------------
                                                                          1,020
                                                                   ------------

Multiline Retail (0.9%)
Target Corp.                                               6,000            333
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                     -----------   ------------
Common Stocks, continued
Multi-Utilities (1.8%)
Wisconsin Energy Corp.                                     8,000   $        364
Xcel Energy, Inc.                                         15,000            312
                                                                   ------------
                                                                            676
                                                                   ------------

Oil & Gas (5.5%)
Apache Corp.                                               4,000            382
Chevron Corp.                                              5,100            431
ConocoPhillips                                             3,700            297
Consol Energy, Inc.                                        3,500            255
Devon Energy Corp.                                         5,000            425
Occidental Petroleum Corp.                                 4,000            271
                                                                   ------------
                                                                          2,061
                                                                   ------------

Personal Products (0.6%)
Alberto-Culver Co.                                         8,000            214
                                                                   ------------

Pharmaceuticals (2.8%)
Abbott Laboratories                                        7,000            394
Johnson & Johnson                                          6,000            379
Merck & Co., Inc.                                          6,000            278
                                                                   ------------
                                                                          1,051
                                                                   ------------

Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.                                               19,000            403
                                                                   ------------

Software (2.6%)
Microsoft Corp.                                           15,000            489
Oracle Corp. *                                            23,000            473
                                                                   ------------
                                                                            962
                                                                   ------------

Specialty Retail (0.9%)
Best Buy Co., Inc.                                         7,000            342
                                                                   ------------

Textiles Apparel & Luxury Goods (0.8%)
Nike, Inc., Class B                                        4,700            290
                                                                   ------------

Total Common Stocks                                                      22,659
                                                                   ------------

                                                      Principal
                                                       Amount
                                                     -----------
Asset-Backed Securities (a) (1.8%)
Home Equity Other (1.0%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34                                           $       385            373
                                                                   ------------

Manufact Hous ABS Other (a) (0.6%)
Green Tree Financial Corp., Series
   1995-4, Class M1, 7.60%, 6/15/25                          233            238
                                                                   ------------

Other ABS (a) (b) (d) (0.2%)
Aerco, Ltd., Series 2A, Class A3,
   4.70%, 7/15/25                                             87             73
                                                                   ------------

Total Asset-Backed Securities                                               684
                                                                   ------------

                                    Continued

                                                                        Balanced
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Corporate Bonds (0.5%)
Commercial Banks-Central U.S. (0.5%)
Bank One Capital III, 8.75%, 9/1/30                  $       175 $          197
                                                                   ------------

Total Corporate Bonds                                                       197
                                                                   ------------

Mortgage-Backed Securities (17.3%)
WL Collateral CMO Other (15.0%)
American Home Mortgage Investment
   Trust, Series 2005-2, Class 5A4D,
   5.33%, 9/25/35                                          1,500          1,350
Banc of America Funding Corp.,
   Series 2006-G, Class 3A2, 5.75%,
   7/20/36 (a) (d)                                         1,585          1,551
Bear Stearns Adjustable Rate
   Mortgage Trust, Series 2005-12,
   Class 13A1, 5.44%, 2/25/36 (a)                            845            846
Chaseflex Trust, Series 2006-1,
   Class A2A, 5.94%, 6/25/36 (a)                             400            401
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.52%,
   7/25/35 (a)                                               193            199
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%,
   2/25/35 (a)                                               335            337
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                                   628            634
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3,
   Class A2, 4.24%, 6/25/34 (a)                              325            322
                                                                   ------------
                                                                          5,640
                                                                   ------------

WL Collateral CMO Sequential (1.4%)
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                                   203            206
Countrywide Alternative Loan Trust,
   Series 2005-74T1, Class A1, 6.00%,
   1/25/36                                                   340            331
                                                                   ------------
                                                                            537
                                                                   ------------

WL Collateral Support (a) (d) (0.9%)
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.76%,
   11/25/35                                                  325            315
                                                                   ------------

Total Mortgage-Backed Securities                                          6,492
                                                                   ------------

                                    Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
U.S. Government Agencies (2.6%)
Fannie Mae (1.6%)
5.50%, 4/25/37                                       $       246   $        243
6.00%, 8/25/33 (a)                                           363            360
                                                                   ------------
                                                                            603
                                                                   ------------

Freddie Mac (0.6%)
5.50%, 3/15/35                                               235            236
                                                                   ------------

Government National Mortgage
   Association, (a) (d) (0.4%)
0.55%, 4/16/46, IO                                         3,400            125
                                                                   ------------

Total U.S. Government Agencies                                              964
                                                                   ------------

                                                       Shares
                                                     -----------
Investments in Affiliates (c) (18.8%)
Fifth Third Institutional Money
   Market Fund                                         7,077,769          7,078
                                                                   ------------

Total Investments in Affiliates                                           7,078
                                                                   ------------

Total Investments (Cost $35,379) - 101.2%                                38,074

Liabilities in excess of other assets - (1.2%)                             (455)
                                                                   ------------

NET ASSETS - 100.0%                                                $     37,619
                                                                   ============
Notes to Schedule of  Investments

*     Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Security was fair valued at January 31, 2008 using procedures approved by the Board of Trustees.

The following abbreviations are used in the Schedule of Investments:

ADR - American Depositary Receipt
IO - Interest Only

                      See notes to schedules of investments
                       and notes to financial statements.

International Equity
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                     -----------   ------------
Foreign Stocks(b) (93.4%)
Australia (5.3%)
Australia & New Zealand Banking
   Group, Ltd.                                               357   $          8
BHP Billiton, Ltd.                                        15,291            514
BlueScope Steel, Ltd.                                    497,001          4,618
Coca-Cola Amatil, Ltd.                                    19,435            164
CSL, Ltd.                                                    877             27
CSR, Ltd.                                                255,459            721
Goodman Fielder, Ltd.                                  1,988,271          3,039
Macquaire Group, Ltd.                                     46,981          2,814
Macquarie Office Trust REIT                              944,985            974
Pacific Brands, Ltd.                                   1,515,811          3,866
Qantas Airways, Ltd.                                     406,195          1,723
Westfield Group REIT                                      35,055            592
Westpac Banking Corp. (c)                                224,722          5,250
Zinifex, Ltd.                                            206,387          1,960
                                                                   ------------
                                                                         26,270
                                                                   ------------

Austria (0.6%)
OMV AG                                                    13,480            969
Voestalpine AG                                            35,920          2,214
                                                                   ------------
                                                                          3,183
                                                                   ------------

Belgium (1.8%)
Delhaize Group                                            12,209            935
Dexia SA                                                 169,865          4,115
Fortis                                                    69,030          1,554
Mobistar SA                                               27,144          2,555
                                                                   ------------
                                                                          9,159
                                                                   ------------

Bermuda (0.6%)
Orient Overseas (International), Ltd.                    204,321          1,255
Pacific Basin Shipping, Ltd.                           1,291,737          1,828
                                                                   ------------
                                                                          3,083
                                                                   ------------

Cayman Islands (0.1%)
Kingboard Chemical Holdings, Ltd.                        114,918            483
                                                                   ------------

Denmark (2.1%)
Danske Bank A/S                                          111,142          3,982
East Asiatic Co., Ltd.                                    23,743          1,711
Novo Nordisk A/S, Class B                                 74,601          4,687
                                                                   ------------
                                                                         10,380
                                                                   ------------

Finland (1.4%)
Nokia Oyj                                                 65,110          2,395
Orion Oyj, Class B                                         8,068            181
Outokumpu Oyj                                            118,128          3,727
YIT Oyj                                                   33,546            708
                                                                   ------------
                                                                          7,011
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                     -----------   ------------
Foreign Stocks, continued
France (7.8%)
AXA SA(c)                                                138,828   $      4,760
Bouygues                                                  18,838          1,451
Carrefour SA                                              16,487          1,160
Casino Guichard Perrachon SA                               1,803            199
Cie de Saint-Gobain                                        4,457            349
CNP Assurances                                            11,302          1,376
Compagnie Generale des
   Etablissements Michelin                                11,200          1,075
Credit Agricole SA                                       135,483          4,173
France Telecom SA (c)                                    162,334          5,733
Legrand SA                                               113,412          3,467
Natixis                                                   91,447          1,557
Peugeot SA                                                 7,711            569
Sanofi-Aventis SA                                         22,296          1,816
Schneider Electric SA                                     15,728          1,824
Societe Generale                                          21,691          2,691
Total SA                                                  41,583          3,016
Unibail-Rodamco REIT                                       4,358          1,034
Vinci SA                                                  32,838          2,240
                                                                   ------------
                                                                         38,490
                                                                   ------------

Germany (7.1%)
Allianz SE                                                18,291          3,294
BASF SE (c)                                               43,936          5,753
Bayerische Motoren Werke AG                               69,526          3,846
Deutsche Bank AG(c)                                       39,975          4,518
Deutsche Lufthansa AG                                    149,986          3,597
E.ON AG                                                    5,001            919
Muenchener Rueckversicherungs AG                          18,655          3,370
RWE AG                                                    25,081          3,076
Salzgitter AG                                              4,563            719
Siemens AG                                                 6,544            848
ThyssenKrupp AG                                           81,995          4,027
Volkswagen AG                                              2,697            611
Wincor Nixdorf AG                                         11,365            874
                                                                   ------------
                                                                         35,452
                                                                   ------------

Great Britain (17.4%)
Antofagasta PLC                                          277,925          3,649
AstraZeneca PLC (c)                                      137,322          5,728
Aviva PLC                                                 35,419            444
Barclays PLC                                             200,351          1,889
BHP Billiton PLC                                          64,166          1,902
BP PLC                                                   390,830          4,146
British American Tobacco PLC                              88,866          3,183
BT Group PLC                                              76,972            400
Firstgroup PLC                                           160,874          2,113
GlaxoSmithKline PLC                                       61,526          1,452
HBOS PLC                                                 312,732          4,319
Home Retail Group PLC                                     97,220            552
HSBC Holdings PLC                                        208,701          3,129
Investec PLC                                             146,381          1,236
J Sainsbury PLC                                          490,589          3,899
Kesa Electricals PLC                                     880,562          4,235
Lloyds TSB Group PLC                                     605,975          5,335
Marks & Spencer Group PLC                                281,083          2,480

                                    Continued

                                                            International Equity
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares         Value
                                                     -----------   ------------
Foreign Stocks, continued
Great Britain, continued
National Express Group PLC                                67,821   $      1,583
National Grid PLC                                         86,746          1,334
Next PLC                                                 121,836          3,433
Old Mutual PLC                                         1,324,618          3,301
Persimmon PLC                                             16,260            251
Rentokil Initial PLC                                      40,709             88
Rio Tinto PLC                                                 91              9
Schroders PLC                                             26,013            567
Scotish & Newcastle PLC                                   58,432            913
Scottish & Southern Energy PLC                            61,404          1,866
Shire PLC                                                 47,975            855
Smith & Nephew PLC                                       119,503          1,630
Stagecoach Group PLC                                     312,813          1,496
Tate & Lyle PLC                                          450,291          4,381
Tomkins PLC                                            1,076,836          3,763
Trinity Mirror PLC                                        82,545            538
Unilever PLC                                              43,567          1,431
United Utilities PLC                                     275,978          3,935
Vodafone Group PLC                                       988,611          3,470
William Hill PLC                                          86,188            699
                                                                   ------------
                                                                         85,634
                                                                   ------------

Greece (0.8%)
Alpha Bank AE                                            120,200          3,996
                                                                   ------------

Hong Kong (2.2%)
ASM Pacific Technology                                   265,869          1,535
BOC Hong Kong Holdings, Ltd.                           1,539,978          3,871
CLP Holdings, Ltd.                                        19,186            153
Esprit Holdings, Ltd.                                    100,290          1,300
Hopewell Holdings                                        904,930          3,973
Link (The) REIT                                                1              1
                                                                   ------------
                                                                         10,833
                                                                   ------------

Ireland (0.7%)
Bank of Ireland                                          235,197          3,462
                                                                   ------------

Italy (3.0%)
Enel SpA                                                 372,991          4,161
ENI SpA (c)                                              170,184          5,485
Intesa Sanpaolo SpA                                       22,232            159
Italcementi SpA                                           48,917            695
Mediaset SpA                                             401,445          3,540
Prysmian SpA *                                            37,142            745
                                                                   ------------
                                                                         14,785
                                                                   ------------

Japan (20.9%)
Aeon Credit Service Co., Ltd.                            111,900          1,674
Aisin Seiki Co., Ltd                                      75,900          3,071
Alps Electric Co., Ltd.                                  272,100          3,138
Asahi Breweries, Ltd.                                     35,500            633
Asahi Kasei Corp.                                        138,000            843
Astellas Pharma, Inc.                                      9,700            420
Bridgestone Corp.                                         47,500            806
Canon, Inc.                                               53,700          2,318
Circle K Sunkus Co., Ltd.                                    800             12

                                    Continued

                                                       Shares          Value
                                                     -----------   ------------
Foreign Stocks, continued
Japan, continued
Dai Nippon Printing Co., Ltd.                             95,600   $      1,383
Daicel Chemical Industries, Ltd.                           7,000             39
Daiwa House Industry Co., Ltd.                            72,600          1,014
Fujitsu, Ltd.                                            636,000          4,118
Glory, Ltd.                                               11,900            243
Hino Motors, Ltd.                                        105,000            724
Hokkaido Electric Power Co., Inc.                          5,800            127
Honda Motor Co., Ltd.                                    148,851          4,696
Ibiden Co., Ltd.                                           5,800            375
Itochu Corp.                                              71,000            651
JFE Holdings, Inc.                                        93,500          4,327
Kansai Electric Power Co.,
   Inc. (The)                                            102,500          2,565
Kawasaki Kisen Kaisha, Ltd.                               82,000            794
KDDI Corp.                                                    59            399
Kobe Steel, Ltd.                                         341,000          1,141
Kyushu Electric Power Co., Inc.                           15,300            387
Lawson, Inc.                                               8,400            299
Leopalace21 Corp.                                         96,400          2,329
Mitsubishi Corp.                                         188,300          4,936
Mitsubishi Tanabe Pharma Corp.                           257,000          3,123
Mitsubishi UFJ Lease & Finance
   Co., Ltd.                                              60,770          2,257
Mitsui & Co., Ltd.                                       184,800          3,804
Mitsui Chemicals, Inc.                                   593,000          3,971
Mitsui Mining & Smelting Co., Ltd.                       257,000            966
Nippon Mining Holdings, Inc.                             201,500          1,183
Nippon Oil Corp.                                          76,600            519
Nippon Steel Corp.                                       210,800          1,268
Nippon Telegraph & Telephone Corp.                           987          4,723
Nippon Yusen KK                                           24,000            196
Nissan Motor Co., Ltd.                                   445,900          4,280
NOK Corp.                                                 67,200          1,361
NTN Corp.                                                446,000          3,229
NTT DoCoMo, Inc.                                           2,910          4,579
NTT Urban Development                                         79            125
Olympus Corp.                                             16,000            536
Ricoh Co., Ltd.                                          126,000          1,968
Sekisui House, Ltd.                                       17,600            195
Shinko Securities Co., Ltd.                              459,000          1,778
Sompo Japan Insurance, Inc.                              125,000          1,132
Sumitomo Corp.                                            58,800            813
Sumitomo Metal Mining Co., Ltd.                           28,600            481
Sumitomo Rubber Industries, Ltd.                          13,200            116
Takefuji Corp.                                            11,440            324
TDK Corp.                                                 56,100          3,584
Tokyo Electric Power Co., Inc. (The)                      29,000            753
Toshiba Corp.                                            249,000          1,684
Tosoh Corp.                                              902,000          3,772
Toyota Boshoku Corp.                                       7,100            215
Toyota Motor Corp.(c)                                    105,200          5,724
Trend Micro, Inc. *                                        1,200             43
Urban Corp.                                               70,900            655
                                                                   ------------
                                                                        102,819
                                                                   ------------

                                    Continued

International Equity
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Shares          Value
                                                     -----------   ------------
Foreign Stocks, continued
Netherlands (5.3%)
Ahold (Kon) NV *                                          80,240   $      1,048
Heineken Holding NV                                       68,949          3,514
ING Groep NV (c)                                         167,776          5,462
Koninklijke DSM NV                                        83,677          3,537
Royal Dutch Shell PLC, A Shares (c)                      172,285          6,136
Royal Dutch Shell PLC, B Shares (c)                      141,386          4,891
Royal KPN NV                                              89,536          1,625
Unilever NV                                                3,545            115
                                                                   ------------
                                                                         26,328
                                                                   ------------

Norway (1.8%)
Aker Kvaerner ASA                                         56,051          1,046
DnB NOR ASA                                              272,258          3,555
StatoilHydro ASA (c)                                     174,265          4,556
                                                                   ------------
                                                                          9,157
                                                                   ------------

Portugal (0.8%)
Banco Espirito Santo SA                                    3,722             65
Portugal Telecom SGPS SA                                 308,190          3,973
                                                                   ------------
                                                                          4,038
                                                                   ------------

Singapore (1.0%)
Neptune Orient Lines, Ltd.                               890,000          2,048
Singapore Airlines, Ltd.                                  42,270            466
Singapore Petroleum Co., Ltd.                            511,000          2,276
SMRT Corp., Ltd.                                         126,000            154
                                                                   ------------
                                                                          4,944
                                                                   ------------

Spain (5.2%)
Banco Bilbao Vizcaya Argentaria SA                       133,626          2,819
Banco Santander Central Hispano
   SA (c)                                                405,633          7,115
Gestevision Telecinco SA                                 145,812          3,120
Repsol YPF SA                                            115,647          3,688
Telefonica SA (c)                                        274,641          8,042
Union Fenosa SA                                           13,466            897
                                                                   ------------
                                                                         25,681
                                                                   ------------

Sweden (1.6%)
Alfa Laval AB                                             10,244            551
Boliden AB NPV                                            36,581            329
Kungsleden AB                                            181,169          1,965
Nordea Bank AB                                           305,861          4,141
Volvo AB, B Shares                                        62,804            839
                                                                   ------------
                                                                          7,825
                                                                   ------------

                                    Continued

                                                       Shares          Value
                                                     -----------   ------------
Foreign Stocks, continued
Switzerland (5.9%)
ABB, Ltd.                                                  3,384   $         85
Actelion, Ltd. *                                          12,933            646
Adecco SA                                                  9,106            477
Holcim, Ltd.                                              43,608          4,221
Nestle SA (c)                                             16,365          7,314
Novartis AG                                               16,102            815
Rieter Holdings AG                                         4,847          1,758
Roche Holding AG                                          14,506          2,628
STMicroelectronics NV                                    278,036          3,474
Swiss Reinsurance                                         65,891          4,936
Swisscom AG                                                1,174            468
Zurich Financial Services AG                               8,082          2,303
                                                                   ------------
                                                                         29,125
                                                                   ------------

Total Foreign Stocks                                                    462,138
                                                                   ------------

Investment Companies (0.9%)
United States (0.9%)
iShares MSCI EAFE Index Fund                              60,600          4,381
                                                                   ------------

Total Investment Companies                                                4,381
                                                                   ------------

Investments in Affiliates (a) (4.2%)
United States (4.2%)
Fifth Third Institutional Money
   Market Fund                                        20,861,585         20,862
                                                                   ------------

Total Investments in Affiliates                                          20,862
                                                                   ------------

Preferred Stocks (b) (0.8%)
Germany (0.5%)
RWE AG                                                     9,462            999
Volkswagen AG                                             10,124          1,409
                                                                   ------------
                                                                          2,408
                                                                   ------------

Italy (0.3%)
Unipol Gruppo Finanziario SpA                            616,807          1,626
                                                                   ------------

Total Preferred Stocks                                                    4,034
                                                                   ------------

                                    Continued

                                                            International Equity
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                       ---------   ------------
Rights (b) (0.0%)
Japan (0.0%)
Dowa Holdings Co., Ltd. *                                 28,000   $         --#
                                                                   ------------
Total Rights                                                                 --
                                                                   ------------

Total Investments (Cost $484,252) - 99.3%                               491,415

Other assets in excess of liabilities - 0.7%                              3,358
                                                                   ------------

NET ASSETS - 100.0%                                                $    494,773
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

#     Amount is less than $500.

(a)   Investment is in Institutional Shares of underlying fund.

(b) The Fund's securities were fair valued at January 31, 2008 using procedures approved by the Board of Trustees.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

The following abbreviation is used in the Schedule of Investments:

REIT - Real Estate Investment Trust

                                    Continued

Investment concentration as a percentage of net assets, by industry:

Basic Materials                                                             7.9%
Brewery                                                                     0.9%
Building&Construct-Misc                                                     0.1%
Building-Heavy Construct                                                    0.7%
Building-Residential/Commercial                                             0.1%
Capital Markets                                                              --^
Cash & Cash Equivalents                                                     4.2%
Cellular Telecom                                                            0.7%
Chemicals-Diversified                                                       0.7%
Commercial Banks Non-U.S.                                                   2.0%
Commercial Services                                                          --^
Commercial Services & Supplies                                              0.3%
Communications                                                              6.5%
Computers                                                                   0.2%
Consumer Products-Miscellaneous                                             0.8%
Consumer, Cyclical                                                         10.6%
Consumer, Non-cyclic                                                        1.2%
Divers Operator/Commercial Services                                          --^
Diversified Financial Services                                              0.2%
Diversified Manufacturing Operations                                        0.8%
Diversified Minerals                                                        1.1%
Electric Products-Miscellaneous                                             0.7%
Electric-Integrated                                                         0.4%
Electric-Transmission                                                       0.3%
Energy                                                                      3.8%
Equity Fund                                                                 0.9%
Finance-Investment Banker/Broker                                            0.6%
Financial                                                                  21.2%
Food & Staples Retailing                                                    0.5%
Food/Beverage/Tobacco                                                       1.6%
Food-Misc/Diversified                                                       0.9%
Food-Retail                                                                 0.8%
Industrials                                                                 6.4%
Investment Management/Advisor Services                                      0.1%
Life/Health Insurance                                                       0.8%
Machinery                                                                   0.2%
Medical Products                                                            0.3%
Medical-Drugs                                                               1.8%
Metal-Diversified                                                           0.5%
Oil Company-Integrated                                                      3.7%
Pharmaceuticals                                                             2.1%
Pharmaceuticals & Biotechnology                                              --^
Property Trust                                                              0.1%
Publishing-Newspapers                                                       0.1%
Real Estate Management/Services                                             0.4%
Real Estate Operations/Development                                           --^
Reits-Shopping Centers                                                       --^
Retail                                                                      0.1%
Sugar                                                                       0.9%
Technology                                                                  3.4%
Telecommunication Services                                                  0.6%
Television                                                                  1.3%
Tobacco                                                                     0.6%
Transport-Marine                                                            0.4%
Transport-Services                                                          1.0%
Utilities                                                                   2.8%
Water                                                                       0.8%
Wire & Cable Products                                                       0.2%

__^ Amount is less than 0.05%.

                     See notes to schedules of investments
                       and notes to financial statements.

Strategic Income
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                                                       ---------   ------------
Asset-Backed Securities (2.5%)
Automobile ABS Other (0.8%)
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                 $   1,000   $        993
                                                                   ------------

Credit Card Bullet (0.4%)
Citibank Credit Card Issuance Trust,
   Series 2003-A3, Class A3, 3.10%,
   3/10/10                                                   500            500
                                                                   ------------

Other ABS (1.3%)
Aerco, Ltd., Series 2A, Class A3,
   4.70%, 7/15/25 (a) (b) (d)                                953            801
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 3.55%,
   4/25/36 (a)                                             1,000            953
                                                                   ------------
                                                                          1,754
                                                                   ------------

Total Asset-Backed Securities                                             3,247
                                                                   ------------

Corporate Bonds (23.2%)
Banks (0.4%)
RBS Capital Trust B, 6.80%, 12/31/49 (f)                     500            476
                                                                   ------------

Beverages-Non Alcoholic (0.4%)
PepsiCo, Inc., 4.65%, 2/15/13                                500            519
                                                                   ------------

Cable TV (2.0%)
Comcast Cable Communications LLC,
   7.13%, 6/15/13                                            500            541
COX Communications, Inc., 7.75%,
   11/1/10                                                 1,000          1,083
Time Warner Cable, Inc., 5.40%, 7/2/12                     1,000          1,015
                                                                   ------------
                                                                          2,639
                                                                   ------------

Commercial Banks-Eastern U.S. (0.7%)
Emigrant Capital Trust, 6.44%,
   12/10/33 (a) (b)                                        1,000            981
                                                                   ------------
Commercial Banks-Southern U.S. (1.5%)
First Tennessee Capital II, Series B,
   6.30%, 4/15/34                                          1,500          1,400
Union Planters Corp., 4.38%, 12/1/10                         500            502
                                                                   ------------
                                                                          1,902
                                                                   ------------

Computers (0.8%)
International Business Machines
   Corp., 4.95%, 3/22/11                                   1,000          1,035
                                                                   ------------

Electric-Integrated (1.1%)
FPL Group Capital, Inc., Series C,
   6.65%, 6/15/67 (a)                                      1,000            941
Public Service Co. of Oklahoma,
   Series C, 4.85%, 9/15/10                                  500            513
                                                                   ------------
                                                                          1,454
                                                                   ------------

                                    Continued

                                                       Principal
                                                         Amount        Value
                                                       ---------   ------------
Corporate Bonds, continued
Finance-Commercial (0.8%)
CIT Group, Inc., 4.00%, 5/8/08                         $   1,000   $        996
                                                                   ------------

Finance-Consumer Loans (2.1%)
American General Finance Corp.,
   5.75%, 9/15/16                                          1,000            954
SLM Corp., Series CPI, 4.66%,
   4/1/09 (a) (e)                                          1,000            920
SLM Corp., Series CPI, 5.66%,
   11/21/13 (a) (e)                                        1,000            837
                                                                   ------------
                                                                          2,711
                                                                   ------------

Finance-Investment Banker/Broker (2.0%)
Bear Stearns Cos., Inc. (The), 4.65%,
   7/2/18                                                  1,000            832
Lehman Brothers Holdings Capital
   Trust V, 5.86%, 11/29/49 (a) (f)                        1,000            773
Lehman Brothers Holdings, Inc.,
   3.98%, 10/22/08 (a)                                     1,000            988
                                                                   ------------
                                                                          2,593
                                                                   ------------

Finance-Leasing Company (0.8%)
International Lease Finance Corp.,
   Series O, 4.38%, 11/1/09                                1,000          1,007
                                                                   ------------

Finance-Mortgage Loan/Banker (0.1%)
Countrywide Home Loans, Inc., 5.63%,
   7/15/09                                                   100             92
                                                                   ------------

Finance-Other Services (0.7%)
Cullen Frost Cap Trust I, Series A,
   6.67%, 3/1/34 (a)                                       1,000            938
                                                                   ------------

Financial Guarantee Insurance (0.6%)
Radian Group, Inc., 5.63%, 2/15/13                         1,000            761
                                                                   ------------

Food-Misc/Diversified (1.6%)
Kellogg Co., 5.13%, 12/3/12                                  500            516
Kraft Foods, Inc., 6.25%, 6/1/12                           1,500          1,576
                                                                   ------------
                                                                          2,092
                                                                   ------------

Insurance Brokers (0.3%)
Marsh & McLennan Cos., Inc, 5.88%,
   8/1/33                                                    500            439
                                                                   ------------

Money Center Banks (0.9%)
Bankers Trust Corp., 7.25%, 10/15/11                       1,000          1,121
                                                                   ------------

Multimedia (1.7%)
Time Warner Entertainment Co. LP,
   8.88%, 10/1/12                                          1,500          1,702
Walt Disney Co. (The), 4.70%,
   12/1/12                                                   500            511
                                                                   ------------
                                                                          2,213
                                                                   ------------

                                    Continued

                                                                Strategic Income
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                       Principal
                                                        Amount         Value
                                                       ---------   ------------
Corporate Bonds, continued
Oil Company-Exploration
   & Production (0.7%)
Pemex Project Funding Master Trust,
   7.88%, 2/1/09                                       $     810   $        842
                                                                   ------------

REIT-Shopping Centers (0.8%)
Developers Diversified Realty Corp.,
   3.88%, 1/30/09                                          1,000            979
                                                                   ------------

Retail-Drug Store (0.6%)
CVS Caremark Corp., 7.77%, 1/10/12 (b)                       747            799
                                                                   ------------

Special Purpose Entity (0.8%)
HVB Funding Trust I, 8.74%, 6/30/31 (b)                    1,000          1,045
                                                                   ------------

Super-Regional Banks-U.S. (1.1%)
Bank of America Corp., 8.00%,
   12/29/49 (a) (f)                                          400            415
Wells Fargo Bank NA, 5.95%, 8/26/36                        1,000            981
                                                                   ------------
                                                                          1,396
                                                                   ------------

Transport-Rail (0.4%)
Union Pacific Corp., 3.63%, 6/1/10                           500            495
                                                                   ------------

Wireless Equipment (0.3%)
Motorola, Inc., 6.50%, 11/15/28                              500            436
                                                                   ------------

Total Corporate Bonds                                                    29,961
                                                                   ------------

Foreign Bonds (7.5%)
Commercial Banks Non-U.S. (1.4%)
HBOS PLC, 5.38%, 12/29/49 (a) (b) (f)                      2,000          1,854
                                                                   ------------

Diversified Operations (0.8%)
Hutchison Whampoa International,
   Ltd., 6.50%, 2/13/13 (b)                                1,000          1,061
                                                                   ------------

Investment Managment/Advisor
   Services (0.4%)
Invesco PLC, 5.38%, 2/27/13                                  500            495
                                                                   ------------

Multi-Line Insurance (0.7%)
AXA SA, 6.46%, 12/31/49 (a) (b) (f)                        1,000            871
                                                                   ------------

Sovereign (3.4%)
Australia Government Bond, Series
   909, 7.50%, 9/15/09                                 AUD 3,000          2,723
Mexico Government International Bond,
   Series A, 6.75%, 9/27/34                            $   1,000          1,084
Russia Government International Bond,
   8.25%, 3/31/10 (b)                                        556            581
                                                                   ------------
                                                                          4,388
                                                                   ------------

Special Purpose Banks (0.8%)
Korea Development Bank, 3.88%, 3/2/09                      1,000            999
                                                                   ------------

Total Foreign Bonds                                                       9,668
                                                                   ------------
                                    Continued

                                                       Principal
                                                        Amount         Value
                                                       ---------   ------------
Mortgage-Backed Securities (6.5%)
CMBS Other (1.6%)
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD5 A2,
   5.66%, 11/15/44 (d)                                 $   1,000   $      1,047
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                                 1,000            999
                                                                   ------------
                                                                          2,046
                                                                   ------------

WL Collateral CMO Other (3.4%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                            586            585
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2003-48, Class
   2A3, 4.58%, 10/25/33 (a)                                1,233          1,215
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                             368            371
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   6.06%, 12/25/32 (a)                                        45             45
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR10, Class
   A4, 4.06%, 10/25/33 (a)                                   212            212
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.93%, 11/25/34 (a)                          1,000            992
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a)                          1,000          1,008
                                                                   ------------
                                                                          4,428
                                                                   ------------

WL Collateral CMO Sequential (1.5%)
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.62%,
   5/25/36 (a)                                               969            985
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.80%,
   4/25/37 (a)                                               918            923
                                                                   ------------
                                                                          1,908
                                                                   ------------

Total Mortgage-Backed Securities                                          8,382
                                                                   ------------

U.S. Government Agencies (5.2%)
Fannie Mae (1.2%)
5.13%, 1/2/14                                              1,000          1,056
4.23%, 7/1/18 (a)                                            477            479
                                                                   ------------
                                                                          1,535
                                                                   ------------

Freddie Mac (2.3%)
6.50%, 9/1/22                                                962            995
5.00%, 9/15/25                                               859            871
7.23%, 10/1/32 (a)                                           176            179
4.85%, 1/1/37 (a)                                            979            996
                                                                   ------------
                                                                          3,041
                                                                   ------------

                                   Continued

Strategic Income
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                                                       ---------   ------------
U.S. Government Agencies, continued
Government National Mortgage
   Association (1.7%)
5.47%, 8/16/27 (a)                                     $   1,150   $      1,204
4.89%, 7/16/34                                             1,000          1,004
                                                                   ------------
                                                                          2,208
                                                                   ------------

Total U.S. Government Agencies                                            6,784
                                                                   ------------

U.S. Treasury Obligations (0.8%)
U.S. Treasury Notes (0.8%)
4.25%, 11/15/17                                            1,000          1,050
                                                                   ------------

Total U.S. Treasury Obligations                                           1,050
                                                                   ------------

                                                        Shares
                                                       ---------
Common Stocks (5.7%)
Beverages (0.3%)
Diageo PLC ADR                                             4,200            339
PepsiCo, Inc.                                              1,100             75
                                                                   ------------
                                                                            414
                                                                   ------------

Commercial Banks (1.0%)
US Bancorp                                                11,600            394
Wachovia Corp.                                             6,275            244
Wells Fargo & Co.                                         18,390            625
                                                                   ------------
                                                                          1,263
                                                                   ------------

Diversified Financial Services (0.4%)
Bank of America Corp.                                     11,500            510
                                                                   ------------

Electric Utilities (0.7%)
Duke Energy Corp.                                         14,900            278
Entergy Corp.                                              2,750            298
Southern Co.                                               8,700            316
                                                                   ------------
                                                                            892
                                                                   ------------

Food Products (0.2%)
Kraft Foods, Inc., Class A                                 8,974            263
                                                                   ------------

Industrial Conglomerates (0.2%)
General Electric Co.                                       6,335            224
                                                                   ------------

Multi-Utilities (0.3%)
Wisconsin Energy Corp.                                     8,300            378
                                                                   ------------

Oil & Gas (0.5%)
Chevron Corp.                                              5,030            425
Spectra Energy Corp.                                       7,500            171
                                                                   ------------
                                                                            596
                                                                   ------------

Pharmaceuticals (0.4%)
Merck & Co., Inc.                                         11,600            537
                                                                   ------------

                                    Continued

                                                        Shares         Value
                                                       ---------   ------------
Common Stocks, continued
REIT - Storage (0.2%)
Public Storage                                            12,000   $        300
                                                                   ------------

REIT - Health Care (0.2%)
HCP, Inc.                                                  7,650            233
                                                                   ------------

REIT - Shopping Centers (0.4%)
Kimco Realty Corp.                                         8,550            306
Weingarten Realty Investors                                7,025            236
                                                                   ------------
                                                                            542
                                                                   ------------

REIT - Diversified (0.2%)
Vornado Realty Trust                                       2,800            253
                                                                   ------------

Tobacco (0.7%)
Altria Group, Inc.                                        12,850            974
                                                                   ------------

Total Common Stocks                                                       7,379
                                                                   ------------

Investment Companies (7.1%)
Closed-End Funds (6.6%)
American Income Fund, Inc.                               135,400          1,095
BlackRock Income Opportunity
   Trust, Inc.                                           225,000          2,277
ING Prime Rate Trust                                     160,400            974
MFS Government Markets Income Trust                       51,484            360
Rivus Bond Fund                                          127,000          2,299
Templeton Global Income Fund                              61,374            564
Van Kampen Senior Income Trust                           152,000          1,023
                                                                   ------------
                                                                          8,592
                                                                   ------------

Non-Proprietary Equity Funds (0.5%)
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                            23,600            611
                                                                   ------------

Total Investment Companies                                                9,203
                                                                   ------------
Preferred Stocks (38.2%)
Cable TV (0.9%)
Comcast Corp., Series B, 7.00%                            50,000          1,214
                                                                   ------------

Commercial Banks-Eastern U.S. (1.1%)
HSBC USA, Inc., Series G, 5.48% (a)                       60,000          1,385
                                                                   ------------

Commercial Banks Non-U.S. (0.9%)
Barclays Bank PLC, Series 2, 6.63%                        46,900          1,162
                                                                   ------------

Diversified Financial Services (4.5%)
Citigroup Capital VII, 7.13%                             124,925          3,104
General Electric Capital Corp.,
   6.10%                                                  19,000            477
General Electric Capital Corp.,
   6.63%                                                  59,000          1,496
Harris Preferred Capital Corp.,
   Series A, 7.38% *                                      31,800            793
                                                                   ------------
                                                                          5,870
                                                                   ------------

                                    Continued

                                                                Strategic Income
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Preferred Stocks, continued
Electric-Integrated (2.1%)
Entergy Arkansas, Inc., 6.00%                             80,600   $      1,980
Entergy Mississippi, Inc., 6.00%                          29,300            734
                                                                   ------------
                                                                          2,714
                                                                   ------------

Finance-Commercial (0.9%)
Source Capital Corp., 2.40% *                             35,600          1,179
                                                                   ------------

Finance-Consumer Loans (0.6%)
HSBC Finance Corp., 6.88%                                 32,800            800
                                                                   ------------

Finance-Credit Card (0.7%)
MBNA Capital D, Series D, 8.13%                           37,800            962
                                                                   ------------

Finance-Investment Banker/
   Broker (4.1%)
Bear Stearns Capital Trust III,
   7.80%                                                  58,900          1,467
Goldman Sachs Group, Inc. (The),
   Series A, 5.63% * (a)                                  40,000            888
Lehman Brothers Holdings, Inc.,
   Series G, 4.99%(a)                                     50,000          1,036
Merrill Lynch & Co., Inc., Series
   G, 5.80% (a)                                           80,000          1,479
Merrill Lynch Preferred Capital
   Trust III, 7.00%                                        9,800            240
Morgan Stanley Capital Trust VIII,
   6.45%                                                  10,800            250
                                                                   ------------
                                                                          5,360
                                                                   ------------

Financial Guarantee Insurance (1.6%)
Financial Security Assurance
   Holdings, Ltd., 6.25%                                  90,750          2,013
                                                                   ------------

Life/Health Insurance (0.4%)
AAG Holding Co., Inc., 7.25%                              20,000            470
                                                                   ------------

Miscellaneous (0.5%)
Duke Realty Corp., Series L, 6.60% *                      30,000            668
                                                                   ------------

Multi-Line Insurance (2.3%)
Aegon NV, Series 1, 5.87% (a)                             51,900          1,039
ING Groep NV, 7.20%                                       41,200          1,024
MetLife, Inc., Series A, 5.99% (a)                        40,000            874
                                                                   ------------
                                                                          2,937
                                                                   ------------

Real Estate (0.8%)
Realty Income Corp.,
   Series E, 6.75% *                                      50,000          1,082
                                                                   ------------

REIT-Diversified (0.2%)
Duke Realty Corp., Series M, 6.95% *                      10,000            237
                                                                   ------------

REIT-Mortgage (0.3%)
Huntington Preferred Capital, Inc.,
   7.88%                                                  15,507            402
                                                                   ------------

                                    Continued

                                                        Shares         Value
                                                      ----------   ------------
Preferred Stocks, continued
REIT-Office Property (0.3%)
HRPT Properties Trust,
   Series B, 8.75% *                                      13,358   $        333
                                                                   ------------

REIT-Regional Malls (0.3%)
CBL & Associates Properties, Inc.,
   7.38% *                                                20,500            426
                                                                   ------------

REIT-Shopping Centers (1.5%)
Kimco Realty Corp.,
   Series F, 6.65% *                                      39,994            920
Kimco Realty Corp., Series G,
   7.75% *                                                40,000            994
                                                                   ------------
                                                                          1,914
                                                                   ------------

REIT-Storage (2.0%)
Public Storage, Series L, 6.75%                           30,000            696
Public Storage, Series M, 6.63% *                         40,000            910
Public Storage, Series N, 7.00%                           40,000            952
                                                                   ------------
                                                                          2,558
                                                                   ------------
S&L/Thrifts-Southern U.S. (0.4%)
BBC Capital Trust II, 8.50%                               31,000            504
                                                                   ------------

Semiconductors & Semiconductor
   Equipment (0.6%)
First Tennessee Bank NA, 5.36% (a) (b)                     1,000            746
                                                                   ------------

Sovereign Agency (3.8%)
Fannie Mae, 7.63%                                         40,000          1,042
Fannie Mae, 8.25%                                         40,000          1,057
Freddie Mac, 5.00%                                        20,000            750
Freddie Mac, 5.70%                                        25,500          1,109
Freddie Mac, 8.38%                                        20,000            537
Freddie Mac, Series H, 5.10%                              10,000            388
                                                                   ------------
                                                                          4,883
                                                                   ------------

Special Purpose Entity (1.9%)
Corporate-Backed Trust Certificates
   (CBTCS), Series AIG, 6.13%                             60,000          1,327
Corporate-Backed Trust Certificates
   (CBTCS), Series HSBC, 6.25%                            33,500            760
CORTS Trust for Sherwin-Williams,
   Series III, 7.25%                                      17,600            437
                                                                   ------------
                                                                          2,524
                                                                   ------------

Super-Regional Banks-U.S. (5.5%)
BAC Capital Trust I, 7.00%                                64,500          1,606
BAC Capital Trust III, 7.00%                              48,600          1,229
US Bancorp, Series B, 4.86% (a)                           20,000            440
USB Capital XII, 6.30%                                    40,000            960
Wachovia Corp., Series A, 7.25% *                         84,500          2,140
Wells Fargo Capital VII, 5.85%                            33,500            767
                                                                   ------------
                                                                          7,142
                                                                   ------------

Total Preferred Stocks                                                   49,485
                                                                   ------------

                                    Continued

Strategic Income
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------

Investments in Affiliates (c)(3.0%)
Fifth Third Institutional Money
   Market Fund                                         3,819,195   $      3,819
                                                                   ------------

Total Investments in Affiliates                                           3,819
                                                                   ------------

Total Investments (Cost $132,424) - 99.7%                               128,978

Other assets in excess of liabilities - 0.3%                                430
                                                                   ------------

NET ASSETS - 100.0%                                                $    129,408
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Security was fair valued at January 31, 2008 using procedures approved by the Board of Trustees.

(e) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

The following abbreviations are used in the Schedule of Investments:

ADR - American Depositary Receipt
AUD - Australian Dollar
CBTCS - Corporate-Backed Trust Certificate
CORTS - Corporate-Backed Trust Security
REIT - Real Estate Investment Trust

                      See notes to schedules of investments
                       and notes to financial statements.

                                                        LifeModel Aggressive(SM)
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Investments in Affiliates (a) (99.9%)
Fifth Third All Cap Value Fund                           563,227   $     11,281
Fifth Third Disciplined Large Cap
   Value Fund                                          1,808,964         22,847
Fifth Third High Yield Bond Fund                          61,443            581
Fifth Third Institutional Money
   Market Fund                                           731,905            732
Fifth Third International Equity Fund                  2,975,204         39,957
Fifth Third Mid Cap Growth Fund*                       1,336,301         16,931
Fifth Third Quality Growth Fund                        2,400,720         39,636
Fifth Third Short Term Bond Fund                         339,688          3,234
Fifth Third Small Cap Growth Fund*                       816,679          6,672
Fifth Third Small Cap Value Fund                         286,232          4,763
Fifth Third Structured Large Cap
   Plus Fund                                           1,735,493         27,438
Fifth Third Total Return Bond Fund                       801,082          7,899
                                                                   ------------

Total Investments in Affiliates                                         181,971
                                                                   ------------

Total Investments (Cost $169,364) - 99.9%                               181,971

Other assets in excess of liabilities - 0.1%                                109
                                                                   ------------

NET ASSETS - 100.0%                                                $    182,080
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LifeModel Moderately Aggressive(SM)
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                           754,470   $     15,112
Fifth Third Disciplined Large Cap
   Value Fund                                          2,402,380         30,342
Fifth Third High Yield Bond Fund                         452,823          4,279
Fifth Third Institutional Money
   Market Fund                                           278,866            279
Fifth Third International Equity Fund                  3,972,846         53,355
Fifth Third Mid Cap Growth Fund*                       1,802,067         22,832
Fifth Third Quality Growth Fund                        3,190,437         52,674
Fifth Third Short Term Bond Fund                       2,426,831         23,104
Fifth Third Small Cap Growth Fund*                     1,079,763          8,822
Fifth Third Small Cap Value Fund                         376,044          6,257
Fifth Third Structured Large Cap
   Plus Fund                                           2,350,346         37,159
Fifth Third Total Return Bond Fund                     5,983,013         58,993
                                                                   ------------

Total Investments in Affiliates                                         313,208
                                                                   ------------

Total Investments (Cost $290,072) - 100.1%                              313,208

Liabilities in excess of other assets - (0.1)%                             (424)
                                                                   ------------

NET ASSETS - 100.0%                                                $    312,784
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                          LifeModel Moderate(SM)
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                           834,381   $     16,713
Fifth Third Disciplined Large Cap
   Value Fund                                          2,769,405         34,978
Fifth Third High Yield Bond Fund                       1,174,997         11,104
Fifth Third Institutional Money
   Market Fund                                         1,868,203          1,868
Fifth Third International Equity
   Fund                                                4,354,172         58,476
Fifth Third Mid Cap Growth Fund*                       1,963,132         24,873
Fifth Third Quality Growth Fund                        3,595,043         59,354
Fifth Third Short Term Bond Fund                       6,572,352         62,569
Fifth Third Small Cap Growth Fund*                     1,126,943          9,207
Fifth Third Small Cap Value Fund                         385,607          6,416
Fifth Third Structured Large Cap
   Plus Fund                                           2,366,658         37,417
Fifth Third Total Return Bond Fund                    16,018,929        157,947
                                                                   ------------

Total Investments in Affiliates                                         480,922
                                                                   ------------

Total Investments (Cost $467,298) - 100.1%                              480,922

Liabilities in excess of other assets - (0.1)%                             (391)
                                                                   ------------

NET ASSETS - 100.0%                                                $    480,531
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

LifeModel Moderately Conservative(SM)
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund                           128,186   $      2,567
Fifth Third Disciplined Large Cap
   Value Fund                                            377,669          4,770
Fifth Third High Yield Bond Fund                         283,582          2,680
Fifth Third Institutional Money
   Market Fund                                           317,413            317
Fifth Third International Equity
   Fund                                                  632,586          8,496
Fifth Third Mid Cap Growth Fund*                         300,370          3,806
Fifth Third Quality Growth Fund                          522,693          8,630
Fifth Third Short Term Bond Fund                       1,533,055         14,595
Fifth Third Small Cap Growth Fund*                       182,524          1,491
Fifth Third Small Cap Value Fund                          69,802          1,161
Fifth Third Structured Large Cap
   Plus Fund                                             454,011          7,178
Fifth Third Total Return Bond Fund                     3,753,320         37,008
                                                                   ------------

Total Investments in Affiliates                                          92,699
                                                                   ------------

Total Investments (Cost $88,426) - 100.1%                                92,699

Liabilities in excess of other assets - (0.1)%                             (108)
                                                                   ------------

NET ASSETS - 100.0%                                                $     92,591
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                      LifeModel Conservative(SM)
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------   ------------
Investments in Affiliates (a) (99.9%)
Fifth Third All Cap Value Fund                            39,375   $        789
Fifth Third Disciplined Large Cap
   Value Fund                                            131,039          1,655
Fifth Third High Yield Bond Fund                         211,642          2,000
Fifth Third Institutional Money
   Market Fund                                           816,780            817
Fifth Third International Equity
   Fund                                                  182,386          2,449
Fifth Third Mid Cap Growth Fund*                          93,307          1,182
Fifth Third Quality Growth Fund                          179,448          2,963
Fifth Third Short Term Bond Fund                       1,164,145         11,083
Fifth Third Small Cap Growth Fund*                        57,753            472
Fifth Third Small Cap Value Fund                          20,517            341
Fifth Third Structured Large Cap
   Plus Fund                                             141,426          2,236
Fifth Third Total Return Bond Fund                     2,832,408         27,927
                                                                   ------------

Total Investments in Affiliates                                          53,914
                                                                   ------------

Total Investments (Cost $53,743) - 99.9%                                 53,914

Other assets in excess of liabilities - 0.1%                                 63
                                                                   ------------

NET ASSETS - 100.0%                                                $     53,977
                                                                   ============

Notes to Schedule of Investments

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                 High Yield Bond
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds (82.8%)
Aerospace (0.5%)
DRS Technologies, Inc., 6.63%, 2/1/16               $        256   $        250
                                                                   ------------

Automotive & Auto Parts (8.5%)
American Axle & Manufacturing, Inc.,
   7.88%, 3/1/17                                             708            635
Asbury Automotive Group, Inc., 8.00%,
   3/15/14                                                   750            667
Asbury Automotive Group, Inc., 7.63%,
   3/15/17                                                    18             15
AutoNation, Inc., 7.00%, 4/15/14                             112            100
Ford Motor Credit Co. LLC, 7.88%,
   6/15/10                                                   875            824
Ford Motor Credit Co. LLC, 8.00%,
   12/15/16                                                  601            505
GMAC LLC, 6.88%, 9/15/11                                     750            656
GMAC LLC, 8.00%, 11/1/31                                     750            621
Penske Auto Group, Inc., 7.75%,
   12/15/16                                                  548            490
                                                                   ------------
                                                                          4,513
                                                                   ------------

Basic Materials (0.4%)
Steel Dynamics, Inc., 6.75%, 4/1/15                          221            214
                                                                   ------------

Broadcasting (1.7%)
Clear Channel Communications, Inc.,
   4.25%, 5/15/09                                            342            323
Fisher Communications, Inc., 8.63%,
   9/15/14                                                   504            509
Radio One, Inc., Series B, 8.88%,
   7/1/11                                                     72             64
                                                                   ------------
                                                                            896
                                                                   ------------

Building Materials (4.0%)
Gibraltar Industries, Inc., Series B,
   8.00%, 12/1/15                                            750            630
Texas Industries, Inc., 7.25%, 7/15/13                       705            677
US Concrete, Inc., 8.38%, 4/1/14                           1,000            830
                                                                   ------------
                                                                          2,137
                                                                   ------------

Cable/Satellite TV (1.9%)
CSC Holdings, Inc., 7.25%, 7/15/08                           500            500
GCI, Inc., 7.25%, 2/15/14                                    582            495
                                                                   ------------
                                                                            995
                                                                   ------------

Capital Goods (2.8%)
Baldor Electric Co., 8.63%, 2/15/17                          101             98
Belden, Inc., 7.00%, 3/15/17                                 110            105
Case Corp., 7.25%, 1/15/16                                   365            365
General Cable Corp., 7.13%, 4/1/17                            18             17
Mueller Water Products, Inc.,
   7.38%, 6/1/17                                           1,060            901
                                                                   ------------
                                                                          1,486
                                                                   ------------

                                   Continued

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Chemicals (2.4%)
Mosaic Co. (The), 7.63%, 12/1/14 (b)                $        161   $        174
Mosaic Co. (The), 7.88%, 12/1/16 (b)                         332            359
PolyOne Corp., 8.88%, 5/1/12                                 750            750
                                                                   ------------
                                                                          1,283
                                                                   ------------

Consumer Products (0.8%)
Valassis Communications, Inc.,
   8.25%, 3/1/15                                             521            432
                                                                   ------------

Consumer Products-Miscellaneous (4.8%)
Jarden Corp., 7.50%, 5/1/17                                1,098            939
Sealy Mattress Co., 8.25%, 6/15/14,
   (Callable 6/15/09 @ 104.125)                              630            545
Visant Holding Corp., 8.75%, 12/1/13                       1,077          1,042
                                                                   ------------
                                                                          2,526
                                                                   ------------

Containers (1.2%)
Solo Cup Co., 8.50%, 2/15/14                                 750            613
                                                                   ------------

Energy (9.3%)
Aventine Renewable Energy Holdings,
   Inc., 10.00%, 4/1/17                                      239            200
Basic Energy Services, Inc., 7.13%,
   4/15/16                                                   750            705
Berry Petroleum Co., 8.25%, 11/1/16                        1,104          1,120
Bristow Group, Inc., 6.13%, 6/15/13                          600            578
Chesapeake Energy Corp., 6.50%,
   8/15/17                                                   149            144
Dresser-Rand Group, Inc., 7.38%,
   11/1/14                                                   850            833
Forest Oil Corp., 7.25%, 6/15/19 (b)                         365            365
Helix Energy Solutions Group, Inc.,
   9.50%, 1/15/16 (b)                                        205            208
United Refining Co., Series 2,
   10.50%, 8/15/12                                           750            757
                                                                   ------------
                                                                          4,910
                                                                   ------------

Financial Services (b) (0.8%)
Nuveen Investments, Inc., 10.50%,
   11/15/15                                                  412            400
                                                                   ------------

Food/Beverage/Tobacco (2.2%)
Del Monte Corp., 8.63%, 12/15/12                             550            556
Pilgrim's Pride Corp., 7.63%, 5/1/15                         661            626
                                                                   ------------
                                                                          1,182
                                                                   ------------

Healthcare (6.1%)
Advanced Medical Optics, Inc., 7.50%,
   5/1/17, (Callable 5/1/12 @ 103.75)                        742            627
Community Health Systems, Inc.,
   8.88%, 7/15/15                                            258            260
HCA, Inc., 5.75%, 3/15/14                                    769            650
HCA, Inc., 6.50%, 2/15/16                                     31             26
HCA, Inc., 9.25%, 11/15/16                                   357            375
IASIS Healthcare LLC/IASIS Capital
   Corp., 8.75%, 6/15/14                                     371            371

                                    Continued

High Yield Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Healthcare, continued
Invacare Corp., 9.75%, 2/15/15                      $        637   $        643
Universal Hospital Services, Inc.,
   8.29%, 6/1/15 (a)                                         275            261
                                                                   ------------
                                                                          3,213
                                                                   ------------

Homebuilders/Real Estate (4.0%)
Beazer Homes USA, Inc., 6.88%, 7/15/15                       750            536
K Hovnanian Enterprises, Inc., 8.63%,
   1/15/17                                                   250            184
KB Home, 7.25%, 6/15/18                                      750            712
M/I Homes, Inc., 6.88%, 4/1/12                               850            710
                                                                   ------------
                                                                          2,142
                                                                   ------------

Media (1.4%)
Lamar Media Corp., 7.25%, 1/1/13                             261            258
Lamar Media Corp., Series B, 6.63%,
   8/15/15                                                   209            198
WMG Acquisition Corp., 7.38%, 4/15/14                        362            282
                                                                   ------------
                                                                            738
                                                                   ------------

Metals & Mining (0.4%)
Massey Energy Co., 6.88%, 12/15/13                           250            238
                                                                   ------------

Paper (1.4%)
Buckeye Technologies, Inc.,
   8.50%, 10/1/13                                            750            758
                                                                   ------------

Publishing/Printing (4.9%)
Cenveo Corp., 7.88%, 12/1/13                                 862            759
Dex Media, Inc., 8.00%, 11/15/13                             184            166
Dex Media, Inc., 10.50%, 11/15/13 ** (d)                     860            763
Idearc, Inc., 8.00%, 11/15/16                                805            720
RH Donnelley Corp., 8.88%, 10/15/17 (b)                      231            196
                                                                   ------------
                                                                          2,604
                                                                   ------------

Services (3.6%)
ARAMARK Corp., 8.50%, 2/1/15                                 714            710
Ashtead Capital, Inc., 9.00%,
   8/15/16 (b)                                               480            401
Stewart Enterprises, Inc., 6.25%,
   2/15/13                                                   500            467
United Rentals North America, Inc.,
   6.50%, 2/15/12                                            231            213
United Rentals North America, Inc.,
   7.75%, 11/15/13                                           144            118
                                                                   ------------
                                                                          1,909
                                                                   ------------

Steel (1.5%)
PNA Group, Inc., 10.75%, 9/1/16                              299            269
Ryerson, Inc., 12.00%, 11/1/15 (b)                            58             55
Steel Dynamics, Inc., 7.38%,
   11/1/12 (b)                                               314            313
Tube City IMS Corp., 9.75%, 2/1/15,
   (Callable 2/1/11 @ 104.875)                               179            161
                                                                   ------------
                                                                            798
                                                                   ------------

                                   Continued

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Technology (4.3%)
First Data Corp., 9.88%, 9/24/15(b)                 $        538   $        476
IKON Office Solutions, Inc., 9.93%,
   1/1/12 (a)                                                274            271
IKON Office Solutions, Inc., 7.75%,
   9/15/15                                                   750            761
Sungard Data Systems, Inc., 9.13%,
   8/15/13                                                   750            761
                                                                   ------------
                                                                          2,269
                                                                   ------------

Telecommunications (5.5%)
American Tower Corp., 7.00%,
   10/15/17 (b)                                              412            408
Cincinnati Bell, Inc., 8.38%, 1/15/14                      1,011            965
Citizens Communications Co., 6.25%,
   1/15/13                                                   314            298
Intelsat Corp., 9.00%, 8/15/14                               806            800
Windstream Corp., 8.13%, 8/1/13                              181            186
Windstream Corp., 8.63%, 8/1/16                              258            267
                                                                   ------------
                                                                          2,924
                                                                   ------------

Transportation (0.5%)
Overseas Shipholding Group, Inc.,
   8.75%, 12/1/13                                            280            293
                                                                   ------------

Utilities (7.9%)
AES Corp. (The), 8.00%, 10/15/17                             201            205
Atlas Pipeline Partners LP, 8.13%,
   12/15/15                                                  807            775
Copano Energy LLC, 8.13%, 3/1/16                             190            192
Dynegy Holdings, Inc., 7.75%, 6/1/19                         647            589
Edison Mission Energy, 7.50%, 6/15/13                        165            169
Edison Mission Energy, 7.00%, 5/15/17                        251            244
Mirant North America LLC, 7.38%,
   12/31/13                                                  750            750
Reliant Energy, Inc., 7.63%, 6/15/14                          85             83
Sabine Pass Liquified Natural Gas LP,
   7.25%, 11/30/13                                           734            694
TEPPCO Partners LP, 7.00%, 6/1/67 (a)                        550            488
                                                                   ------------
                                                                          4,189
                                                                   ------------

Total Corporate Bonds                                                    43,912
                                                                   ------------

Foreign Bonds (13.3%)
Cable/Satellite TV (0.1%)
Virgin Media Finance PLC, 8.75%,
   4/15/14                                                    72             66
                                                                   ------------

Chemicals (b) (1.9%)
Basell AF SCA, 8.38%, 8/15/15                              1,308            987
                                                                   ------------

Energy (2.2%)
CHC Helicopter Corp., 7.38%, 5/1/14                          770            710
Connacher Oil and Gas, Ltd., 10.25%,
   12/15/15 (b)                                              451            447
                                                                   ------------
                                                                          1,157
                                                                   ------------

                                    Continued

High Yield Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Foreign Bonds, continued
Media (1.9%)
Quebecor Media, Inc., 7.75%, 3/15/16                $        902   $        836
Quebecor Media, Inc., 7.75%,
   3/15/16 (b)                                               209            194
                                                                   ------------
                                                                          1,030
                                                                   ------------

Metals & Mining (1.9%)
Novelis, Inc., 7.25%, 2/15/15                              1,100          1,015
                                                                   ------------

Technology (1.9%)
NXP BV/NXP Funding LLC, 7.88%,
   10/15/14                                                  390            357
Sensata Technologies BV, 8.00%,
   5/1/14                                                    714            643
                                                                   ------------
                                                                          1,000
                                                                   ------------

Transportation (1.8%)
Stena AB, 7.50%, 11/1/13                                     750            734
Stena AB, 7.00%, 12/1/16                                     250            241
                                                                   ------------
                                                                            975
                                                                   ------------

Utilities (1.6%)
Intergen NV, 9.00%, 6/30/17,
   (Callable 6/30/12 @ 104.5) (b)                            800            834
                                                                   ------------
Total Foreign Bonds                                                       7,064
                                                                   ------------

                                                       Shares
                                                    ------------
Investments in Affiliates (c) (1.8%)
Fifth Third Institutional Money
   Market Fund                                           936,352            936
                                                                   ------------

Total Investments in Affiliates                                             936
                                                                   ------------

Total Investments (Cost $55,338) - 97.9%                                 51,912

Other assets in excess of liabilities - 2.1%                              1,131
                                                                   ------------

NET ASSETS - 100.0%                                                $     53,043
                                                                   ============

Notes to Schedule of Investments

 **   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Step Bond. Security that pays no interest for a stipulated number of years, after which it pays a predetermined interest rate.

                      See notes to schedules of investments
                       and notes to financial statements.

                                                               Total Return Bond
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities (9.6%)
Automobile ABS Other (0.8%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%,
   2/15/12                                          $         99   $         97
Hyundai Auto Receivables Trust,
   Series 2006-B, Class C, 5.25%,
   5/15/13 (h)                                             2,665          2,625
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                     1,000            993
Truck Retail Installment Paper Corp.,
   Series 2005-1A, Class A, 4.51%,
   12/15/16 (a) (b) (g)                                    1,950          1,914
                                                                   ------------
                                                                          5,629
                                                                   ------------

Automobiles Sequential (0.9%)
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A6, 5.08%, 11/25/11 (b)                  3,000          2,836
Long Beach Auto Receivables Trust,
   Series 2007-A, Class A3, 4.97%,
   10/15/11                                                1,200          1,214
Prestige Auto Receivables Trust,
   Series 2006-1A, Class A2, 5.25%,
   6/17/13 (b)                                             1,875          1,865
                                                                   ------------
                                                                          5,915
                                                                   ------------

Home Equity Other (2.3%)
Flagstar Home Equity Loan Trust,
   Series 2007-1A, Class AF2, 5.77%,
   1/25/35(b)                                              1,915          1,845
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                             1,750          1,694
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A4, 6.41%,
   7/25/36                                                 3,191          3,043
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A5, 6.41%,
   7/25/36 (d)                                             4,286          3,898
New Century Home Equity Loan Trust,
   Series 2005-A, Class A5W, 5.29%,
   8/25/35 (d)                                             4,000          3,357
Renaissance Home Equity Loan Trust,
   Series 2005-2, Class AF4, 4.93%,
   8/25/35                                                 2,620          2,429
                                                                   ------------
                                                                         16,266
                                                                   ------------

Home Equity Sequential (0.4%)
Irwin Home Equity Corp., Series
   2006-3, Class 2A2, 5.83%, 9/25/37 (b)                   1,225          1,158
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3,
   Class A4, 6.31%, 2/25/36                                1,500          1,376
                                                                   ------------
                                                                          2,534
                                                                   ------------

Manufactured Housing
   ABS Other (0.2%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                                      1,271          1,206
                                                                   ------------

                                    Continued

Total Return Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities, continued
Manufactured Housing Sequential (0.4%)
Vanderbilt Acquisition Loan Trust,
   Series 2002-1, Class A4, 6.57%,
   5/7/27 (a)                                       $      2,840   $      3,050
                                                                   ------------

Other ABS (4.5%)
Aerco, Ltd., Series 2A, Class A3,
   4.70%, 7/15/25 (a) (b) (d) (h)                          1,967          1,652
Credit-Based Asset Servicing and
   Securitization LLC, Series 2005-CB7,
   Class AF4, 5.43%, 11/25/35                              2,475          2,471
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36 (d)                           6,375          5,979
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB2,
   Class AF2, 5.50%, 12/25/36                              2,400          2,404
First Franklin Mortgage Loan Asset
   Backed Certificates, Series 2005-FFA,
   Class M3, 5.52%, 3/25/25                                  600            123
First Franklin Mortgage Loan Asset
   Backed Certificates, Series
   2004-FF11, Class 1A2, 3.73%,
   1/25/35 (a)                                                52             48
Marlin Leasing Receivables LLC,
   Series 2005-1A, Class A4, 4.75%,
   8/15/12(b)                                              3,000          3,019
Popular ABS Mortgage Pass-Through
   Trust, Series 2005-4, Class AF3,
   4.98%, 9/25/35(a) (d)                                   1,580          1,492
Renaissance Home Equity Loan Trust,
   Series 2006-1, Class AF4, 6.01%,
   5/25/36(d)                                              1,645          1,471
Residential Asset Mortgage Products,
   Inc., Series 2002-RZ3, Class M1,
   5.28%, 8/25/32(d)                                         594            524
Residential Asset Mortgage Products,
   Inc., Series 2003-RZ5, Class A7,
   4.97%, 9/25/33                                          3,097          3,089
SACO I, Inc., Series 2006-1, Class A,
   3.55%, 9/25/35 (a) (d) (g)                              3,453          2,780
SACO I, Inc., Series 2006-12, Class
   1M1, 3.69%, 9/25/36 (a) (d) (g)                         6,500          3,283
Small Business Administration, Series
   2005-P10B, Class 1, 4.94%, 8/10/15(h)                   3,117          3,141
                                                                   ------------
                                                                         31,476
                                                                   ------------

Real Estate Investment Trust (0.1%)
Attentus CDO, Ltd., Series 2006-2A,
Class A3B, 5.80%, 10/9/41 (a) (d) (h) (k)                  5,000            750
                                                                   ------------

Total Asset-Backed Securities                                            66,826
                                                                   ------------

Corporate Bonds (10.1%)
Cable TV (0.1%)
COX Communications, Inc., 5.50%,
   10/1/15                                                   800            789
                                                                   ------------

                                   Continued

                                                     Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Commercial Banks-Central U.S. (0.9%)
Associated Bank NA, Series BKNT,
   5.24%, 6/2/08 (a) (h)                            $      5,000   $      5,007
                                                                   ------------
National City Bank, Series BKNT,
   5.25%, 12/15/16 (b)                                     1,340          1,197
                                                                   ------------
                                                                          6,204
                                                                   ------------

Commercial Banks-Eastern U.S. (0.4%)
Manufacturers & Traders Trust Co.,
   3.85%, 4/1/13 (a)                                       1,075          1,076
Mercantile Bankshares Corp., Series
   B, 4.63%, 4/15/13                                         500            509
Republic New York Corp., 7.00%,
   3/22/11                                                 1,000          1,066
                                                                   ------------
                                                                          2,651
                                                                   ------------

Commercial Banks Non-U.S. (0.2%)
Westpac Capital Trust IV, 5.26%,
   12/29/49(a) (b) (i)                                     1,445          1,292
                                                                   ------------

Commercial Banks-Southern U.S. (1.1%)
Hibernia Corp., 5.35%, 5/1/14                              2,845          2,523
Regions Financial Corp., 7.00%, 3/1/11                     1,275          1,375
Wachovia Bank NA, 5.85%, 2/1/37(h)                         4,500          4,066
                                                                   ------------
                                                                          7,964
                                                                   ------------

Diversified Financial Services (0.2%)
American Express Travel Related
   Services Co., Inc., 5.25%, 11/21/11 (b)                 1,000          1,027
                                                                   ------------

Electric-Integrated (0.7%)
Florida Power Corp., Series A, 5.80%,
   9/15/17                                                 1,000          1,060
Public Service Electric & Gas Co.,
   5.00%, 8/15/14                                          1,200          1,206
Virginia Electric and Power Co.,
   Series B, 5.95%, 9/15/17                                1,000          1,056
Virginia Electric and Power Co.,
   Series 2007 D, 6.35%, 11/30/37                          1,450          1,505
                                                                   ------------
                                                                          4,827
                                                                   ------------

Finance-Commercial (0.1%)
Caterpillar Financial Services Corp.,
   5.13%, 10/12/11                                           950            979
                                                                   ------------

Finance-Consumer Loans (1.1%)
HSBC Finance Corp., 6.38%, 10/15/11                        2,000          2,095
John Deere Capital Corp., 7.00%,
   3/15/12                                                 3,950          4,368
John Deere Capital Corp., 5.50%,
   4/13/17                                                 1,225          1,261
                                                                   ------------
                                                                          7,724
                                                                   ------------

Finance-Investment Banker/Broker (0.6%)
Bear Stearns Cos., Inc. (The), 6.40%,
   10/2/17                                                   350            332
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33                                          1,100          1,084

                                   Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Corporate Bonds, continued
Finance-Investment Banker/Broker, continued
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17                                             $    2,000   $      1,929
Morgan Stanley, Series F, 5.00%,
   9/7/10 (a)                                                900            899
                                                                   ------------
                                                                          4,244
                                                                   ------------

Finance-Leasing Company (0.4%)
International Lease Finance Corp.,
   5.88%, 5/1/13                                           2,500          2,610
                                                                   ------------

Investment Managment/Advisor
   Services (0.2%)
Ameriprise Financial, Inc., 5.65%,
   11/15/15                                                1,480          1,481
                                                                   ------------

Money Center Banks (0.1%)
UBS Preferred Funding Trust I, 8.62%,
   10/29/49 (a) (i)                                          925          1,011
                                                                   ------------

Multi-Line Insurance (0.2%)
MetLife, Inc., 5.00%, 6/15/15                              1,100          1,102
                                                                   ------------

Multimedia (0.3%)
Time Warner, Inc., 7.70%, 5/1/32                             492            535
Walt Disney Co. (The), 4.70%, 12/1/12                      1,800          1,840
                                                                   ------------
                                                                          2,375
                                                                   ------------

Oil Company-Exploration &
   Production (0.4%)
Apache Corp., 5.63%, 1/15/17                               2,885          2,995
                                                                   ------------

Oil Refining & Marketing (0.2%)
Premcor Refining Group, Inc. (The),
   7.50%, 6/15/15, (Callable
   6/15/08 @ 103.75)                                       1,500          1,580
                                                                   ------------

Property/Casualty Ins (0.0%)
Travelers Property Casualty Corp.,
   7.75%, 4/15/26                                             85             96
                                                                   ------------

REITs-Regional Malls (0.3%)
Simon Property Group LP, 5.63%,
   8/15/14                                                 1,790          1,739
                                                                   ------------

Retail-Discount (0.2%)
Target Corp., 5.38%, 5/1/17                                1,150          1,142
                                                                   ------------

Special Purpose Entity (0.5%)
JPM CHASE CAPITAL XXI, Series U,
   5.84%, 2/2/37(a)                                        1,000            743
MassMutual Global Funding II, 3.80%,
   4/15/09 (b)                                             1,390          1,397
Principal Life Global Funding I,
   5.13%, 10/15/13(b)                                      1,090          1,135
                                                                   ------------
                                                                          3,275
                                                                   ------------

                                    Continued

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Corporate Bonds, continued
Super-Regional Banks-U.S. (1.5%)
BAC Capital Trust XIII, 5.39%,
   3/15/43 (a) (i)                                    $    2,000   $      1,577
Bank of America Corp., 5.63%, 10/14/16                     7,250          7,376
Bank of America Corp., 8.00%,
12/29/49(a) (i)                                            1,450          1,506
                                                                   ------------
                                                                         10,459
                                                                   ------------

Telephone-Integrated (0.3%)
AT&T, Inc., 6.30%, 1/15/38                                 1,450          1,440
Sprint Capital Corp., 8.75%, 3/15/32                         600            589
                                                                   ------------
                                                                          2,029
                                                                   ------------

Transport-Rail (0.1%)
Burlington Northern Santa Fe Corp.,
   5.65%, 5/1/17                                           1,000          1,011
                                                                   ------------

Total Corporate Bonds                                                    70,606
                                                                   ------------
Foreign Bonds (1.2%)
Oil Company-Exploration
   & Production (0.5%)
Canadian Natural Resources, Ltd.,
   6.25%, 3/15/38                                          1,000            950
Gazprom International SA, 7.20%,
   2/1/20 (b)                                              2,733          2,812
                                                                   ------------
                                                                          3,762
                                                                   ------------

Sovereign (0.6%)
Australia Government Bond, Series
   909, 7.50%, 9/15/09                                AUD  4,500          4,084
                                                                   ------------

Special Purpose Entity (0.0%)
Preferred Term Securities,
   Ltd./Preferred Term Securities, Inc.,
   6.66%, 7/3/32 (a) (b)                                     207            206
                                                                   ------------

Telephone-Integrated (0.1%)
France Telecom SA, 8.50%, 3/1/31                             650            828
                                                                   ------------

Total Foreign Bonds                                                       8,880
                                                                   ------------
Mortgage-Backed Securities (40.7%)
Agency Collateral Other (1.4%)
Fannie Mae, 5.50%, 12/25/20                                2,553          2,605
Fannie Mae, 5.50%, 4/25/37                                 2,952          2,911
Restructured Assets Certificates,
   Series 2006-9, Class P, 12.07%,
   12/31/49 (a) (d) (e) (k)                                5,250          4,410
                                                                   ------------
                                                                          9,926
                                                                   ------------

CMBS Other (10.5%)
Banc of America Commercial Mortgage,
   Inc., Series 2005-6, Class AJ, 5.35%,
   9/10/47 (a)                                             2,850          2,560

                                    Continued

Total Return Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Mortgage-Backed Securities, continued
CMBS Other, continued
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32 (a)                            $      700   $        703
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41 (a)                                  2,000          2,001
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T16, Class
   A6, 4.75%, 2/13/46 (a) (h)                              7,500          7,286
Chase Commercial Mortgage Securities
   Corp., Series 1998-1, Class A2,
   6.56%, 5/18/30                                          1,003          1,003
Citigroup Commercial Mortgage Trust,
   Series 2005-EMG, Class A3, 4.38%,
   9/20/51 (b) (h)                                         5,000          4,896
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD5 A2,
   5.66%, 11/15/44 (d)                                     7,000          7,327
Commercial Mortgage Asset Trust,
   Series 1999-C1, Class B, 7.23%,
   1/17/32 (a)                                             1,620          1,774
Crown Castle Towers LLC, Series
   2005-1A, Class AFX, 4.64%, 6/15/35 (b)                  4,000          3,995
CS First Boston Mortgage Securities
   Corp., Series 2001-CK3, Class A4,
   6.53%, 6/15/34                                          2,922          3,044
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                                 2,485          2,575
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                          1,000            991
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                          5,125          5,104
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38 (h)                                             4,900          4,894
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-CB6,
   Class A2, 5.26%, 7/12/37 (a)                            4,460          4,472
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-LN1,
   Class A2, 4.92%, 10/15/37 (a) (h)                       6,680          6,603
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                                   330            327
LB-UBS Commercial Mortgage Trust,
   Series 2003-C8, Class A4, 5.12%,
   11/15/32 (a)                                            2,924          2,920
Morgan Stanley Capital I, Series
   2004-IQ8, Class A5, 5.11%, 6/15/40 (a)                  3,200          3,178
Morgan Stanley Dean Witter Capital I,
   Series 2003-TOP9, Class A2, 4.74%,
   11/13/36                                                2,590          2,541
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 7.19%, 3/15/30 (a)                   1,000          1,083

                                    Continued

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Mortgage-Backed Securities, continued
CMBS Other, continued
Nomura Asset Securities Corp., Series
   1998-D6, Class A4, 7.77%, 3/15/30 (a)              $    1,600   $      1,788
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class
   A3, 4.87%, 3/18/36                                      2,270          2,252
                                                                   ------------
                                                                         73,317
                                                                   ------------

CMBS Subordinated (4.0%)
Crown Castle Towers LLC, Series
   2006-1A, Class E, 6.07%, 11/15/36 (b) (d)               6,100          5,979
CS First Boston Mortgage Securities
   Corp., Series 2002-CKN2, Class C1,
   6.38%, 4/15/37 (a)                                      1,180          1,247
Global Signal Trust, Series 2006-1,
   Class C, 5.71%, 2/15/36 (b)                             2,550          2,566
Global Signal Trust, Series 2006-1,
   Class D, 6.05%, 2/15/36 (b) (d)                         3,000          2,997
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28 (a)                                            2,740          2,701
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28 (a)                                            4,093          4,039
Morgan Stanley Capital I, Series
   2005-IQ10, Class AJ, 5.44%,
   9/15/42 (a)                                             2,759          2,482
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36 (a)                                      1,417          1,410
SBA CMBS Trust, Series 2006-1A, Class
   D, 5.85%, 11/15/36 (b)                                  3,100          3,048
SBA CMBS Trust, Series 2006-1A, Class
   E, 6.17%, 11/15/36 (b)                                  1,350          1,320
                                                                   ------------
                                                                         27,789
                                                                   ------------

Other ABS (a) (d) (k) (0.0%)
Squared CDO, Ltd., Series 2007-1A,
   Class B, 7.04%, 5/11/57                                 4,000            200
                                                                   ------------

WL Collateral CMO Mezzanine (a) (0.0%)
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 5.10%, 8/25/29                         419            260
                                                                   ------------

WL Collateral CMO Other (14.9%)
Banc of America Funding Corp., Series
   2006-G, Class 3A2, 5.75%,
   7/20/36 (a) (h) (d)                                     9,895          9,685
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-10, Class 12A3,
   4.65%, 1/25/35 (a)                                      1,030          1,042
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 13A1,
   5.44%, 2/25/36 (a)                                      3,381          3,383
Chase Mortgage Finance Corp., Series
   2006-A1, Class 4A1, 6.05%, 9/25/36 (a)                  8,930          9,123
Chase Mortgage Finance Corp., Series
   2006-S2, Class 2A6, 6.00%, 10/25/36                     5,105          5,172

                                    Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
Chaseflex Trust, Series 2006-1, Class
   A2A, 5.94%, 6/25/36 (a)                            $    1,600   $      1,603
Chaseflex Trust, Series 2006-1, Class
   A4, 6.30%, 6/25/36 (a)                                  7,344          7,104
Chaseflex Trust, Series 2006-2, Class
   A4, 6.34%, 9/25/36(a)                                   5,100          4,838
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35 (a)                            1,610          1,612
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1, Class 1A1, 5.08%,
   6/26/35(a) (k)                                          1,298          1,298
GMAC Mortgage Corp. Loan Trust,
   Series 2003-GH2, Class A4, 5.00%,
   10/25/33                                                2,561          2,488
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 3.83%, 12/25/34                       1,632          1,552
     (a) (g)
Homebanc Mortgage Trust, Series
   2006-1, Class 2A1, 5.98%, 4/25/37 (a)                   3,557          3,608
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.02%, 4/25/37                         581            575
     (a) (g)
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.52%,
   7/25/35 (a)                                             2,527          2,605
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%, 2/25/35                        892            899
     (a)
JP Morgan Mortgage Trust, Series 2005-A1,
   Class 3A4, 5.03%, 2/25/35(a) (d)                        6,218          6,001
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%, 4/25/35                      3,559          3,525
     (a)
JP Morgan Mortgage Trust, Series
   2005-A2, Class 7CB1, 4.90%, 4/25/35(a)                  3,215          3,208
JP Morgan Mortgage Trust, Series
   2005-A2, Class 3A2, 4.90%, 4/25/35                      3,000          3,009
     (a)
JP Morgan Mortgage Trust, Series 2005-A3,
   Class 7CA1, 5.11%, 6/25/35(a)                           2,149          2,157
JP Morgan Mortgage Trust, Series
   2005-ALT1, Class 4A1, 5.65%,
   10/25/35 (a)                                            3,263          3,269
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.68%, 4/25/36                      8,195          8,240
     (a)
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                                 1,780          1,796
Nomura Asset Acceptance Corp., Series
   2005-AR1, Class 1A2, 5.33%, 2/25/35  (a)                1,845          1,858
Nomura Asset Acceptance Corp., Series
   2006-AF1, Class 3A2, 6.62%, 6/25/36  (a)                2,514          2,327
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 3.65%,
   3/25/34(a) (g)                                          1,414          1,400
Residential Accredit Loans, Inc.,
   Series 2005-QA12, Class CB1, 5.74%,
   12/25/35 (a)                                            2,527          2,524
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B, 5.15%,
   12/25/34                                                1,237          1,286

                                    Continued

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR9, Class
   1A6, 4.05%, 9/25/33(a)                             $    5,862   $      5,890
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3, Class
   A2, 4.24%, 6/25/34(a)                                   1,439          1,425
                                                                   ------------
                                                                        104,502
                                                                   ------------

WL Collateral CMO Sequential (4.3%)
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2A3, 6.00%, 9/25/36(a)                   2,000          2,033
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                                   477            485
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB3, Class A3, 6.51%, 7/25/36(a)                   2,575          2,211
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB4, Class A3A1, 5.90%,
   10/25/36 (a)                                            5,425          4,746
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                                1,900          1,887
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A3A, 6.00%,
   8/25/36(d)                                              4,529          4,507
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.83%,
   6/25/36 (a)                                               838            848
JP Morgan Mortgage Trust,
   Series 2006-A7,
   Class 3A2, 5.95%, 1/25/37 (a) (d)                       5,075          5,040
JP Morgan Mortgage Trust, Series 2007-A2,
   Class 3A3, 5.86%, 4/25/37 (a) (d)                       4,900          4,788
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.75%, 12/25/33 (a)                          4,095          3,870
                                                                   ------------
                                                                         30,415
                                                                   ------------

WL Collateral CMO Subordinate (0.3%)
Suntrust Alternative Loan Trust,
   Series 2005-1F, Class B3, 6.07%,
   12/25/35 (a) (d)                                        3,166          1,811
                                                                   ------------

WL Collateral PAC (0.4%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                                 2,597          2,572
                                                                   ------------

WL Collateral Support (4.9%)
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 11A2,
   5.43%, 2/25/36(a)                                       2,720          2,740
Bear Stearns Alt-A Trust, Series 2005-9,
   Class 21A2, 5.77%, 11/25/35 (a) (d)                     1,445          1,401

                                    Continued

Total Return Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
Mortgage-Backed Securities, continued
WL Collateral Support, continued
Chaseflex Trust, Series 2006-1, Class
   A6, 6.29%, 6/25/36 (a)                             $    5,265   $      5,358
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                                 3,693          3,535
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A7, 6.30%,
   9/25/36 (a) (d)                                         5,000          4,200
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A9, 6.30%,
   9/25/36(a)                                              3,729          3,325
JP Morgan Alternative Loan Trust,
   Series 2006-A5, Class 2A6, 5.80%,
   10/25/36(a) (d)                                         5,640          5,027
Nomura Asset Acceptance Corp., Series
   2004-AR4, Class 1A2, 4.90%,
   12/25/34 (a)                                              974            971
Nomura Asset Acceptance Corp., Series
   2005-AR2, Class 2A2, 5.54%, 5/25/35  (a)                1,343          1,359
Nomura Asset Acceptance Corp., Series
   2005-AR3, Class 3A2, 5.66%, 7/25/35  (a)                1,975          1,916
Nomura Asset Acceptance Corp., Series
   2005-AR5, Class 2A2, 5.63%,
   10/25/35 (a)                                            1,411          1,329
Residential Funding Mortgage
   Securities I, Series 2007-S2, Class
   A10, 6.00%, 2/25/37                                       430            420
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.13%, 5/25/35 (a)                           2,670          2,647
                                                                   ------------
                                                                         34,228
                                                                   ------------

Total Mortgage-Backed Securities                                        285,020
                                                                   ------------
U.S. Government Agencies (30.9%)
Fannie Mae (14.9%)
6.05%, 12/1/08                                             2,758          2,798
6.50%, 7/1/16                                                546            572
6.00%, 5/1/17                                                160            166
6.50%, 6/1/17                                                203            212
6.50%, 8/1/17                                                158            166
5.50%, 1/1/18                                                 11             12
5.50%, 2/1/18                                                  7              7
6.00%, 5/1/18                                                538            556
6.00%, 2/1/22                                              3,607          3,723
4.50%, 2/1/23, TBA                                         4,200          4,208
5.50%, 2/1/25                                              1,157          1,179
5.00%, 5/1/25                                              1,938          1,948
7.50%, 6/1/28                                                170            185
6.50%, 8/1/28                                                200            209
6.50%, 6/1/29                                                101            106
6.50%, 4/1/32                                                343            358
6.50%, 6/1/32                                                651            680
7.00%, 6/1/32                                                172            185
6.50%, 7/1/32                                                985          1,028
7.00%, 8/1/32                                                459            489
7.50%, 12/1/32                                                70             75

                                    Continued

                                                      Principal
                                                        Amount        Value
                                                      ----------   ------------
U.S. Government Agencies, continued
Fannie Mae, continued
6.00%, 1/1/33                                         $      333   $        343
5.50%, 3/1/33                                              8,838          8,971
6.50%, 3/1/33                                                167            174
6.00%, 8/25/33 (a)                                         2,180          2,159
5.50%, 12/25/33                                              900            924
5.00%, 1/1/34                                              9,563          9,543
5.50%, 5/25/34                                             3,150          2,818
5.18%, 8/1/34 (a)                                            119            120
7.00%, 9/1/34                                                 89             95
5.50%, 12/1/34                                             4,605          4,671
5.50%, 6/1/35                                                639            648
6.00%, 7/1/35                                              3,635          3,733
6.00%, 9/1/35                                              2,023          2,078
5.00%, 11/1/35                                             3,573          3,560
5.50%, 11/1/35                                             1,052          1,067
6.00%, 1/1/36                                              3,643          3,743
3.68%, 4/25/36 (a) (g)                                     5,206          5,159
6.50%, 8/1/36                                                899            926
7.00%, 9/1/36                                              1,366          1,438
5.50%, 11/1/36                                             1,632          1,655
6.00%, 12/1/36                                            15,437         15,843
5.50%, 1/1/37                                              4,089          4,145
6.00%, 1/1/37                                              5,129          5,264
5.50%, 8/1/37                                              3,210          3,253
5.50%, 12/1/37                                             2,018          2,045
3.63%, 8/25/44 (a)                                           931            918
                                                                   ------------
                                                                        104,155
                                                                   ------------

Freddie Mac (9.9%)
5.00%, 8/15/12                                             2,275          2,433
4.00%, 1/15/17                                             7,500          7,465
6.00%, 12/15/21                                            4,472          4,586
5.00%, 2/15/25                                             3,245          3,197
7.00%, 6/1/26                                                611            644
6.50%, 1/1/29                                              1,302          1,364
7.00%, 1/1/32                                                113            122
6.50%, 7/1/32                                                213            222
2.96%, 7/15/32, IO (a)                                    10,751            643
6.50%, 9/1/32                                                126            131
5.00%, 8/1/33                                                388            387
6.00%, 9/1/33                                                496            510
5.00%, 5/1/34                                                191            190
6.50%, 5/15/34 (a)                                         2,915          2,793
4.50%, 6/1/34                                                853            825
4.50%, 9/1/34                                              1,044          1,010
5.50%, 3/15/35                                             5,505          5,539
5.00%, 7/1/35                                                502            501
5.00%, 8/1/35                                              1,090          1,086
5.00%, 11/1/35                                             3,957          3,941
5.00%, 4/1/36                                                456            454
5.00%, 7/1/36                                              2,037          2,028
4.64%, 7/15/36 (a) (g)                                     1,699          1,695
4.79%, 9/15/36 (a)                                         1,711          1,700
5.83%, 10/1/36(a)                                          2,564          2,632
6.10%, 1/1/37 (a)                                          5,720          5,848
6.15%, 2/1/37 (a)                                          5,359          5,463

                                    Continued

                                                               Total Return Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
U.S. Government Agencies, continued
Freddie Mac, continued
5.32%, 3/1/37 (a)                                   $        937   $        946
5.94%, 3/1/37 (a)                                          6,771          6,953
5.72%, 4/1/37 (a)                                          3,479          3,577
                                                                   ------------
                                                                         68,885
                                                                   ------------

Government National Mortgage
   Association (6.1%)
9.50%, 12/15/09                                              413            425
5.30%, 7/16/28 (a)                                         3,000          3,123
4.82%, 10/16/29 (a)                                        2,660          2,722
5.32%, 8/16/30 (a)                                         2,560          2,664
5.03%, 11/16/33 (a)                                        5,640          5,728
4.42%, 5/16/34                                            10,250         10,377
0.96%, 6/17/45, IO (a)(d)                                 13,155            654
0.51%, 3/16/46, IO (a)(d)                                 13,766            533
0.55%, 4/16/46, IO (a)(d)                                 61,196          2,257
0.79%, 5/16/46, IO (a)(d)                                 43,861          2,385
3.40%, 5/16/46 (a)                                         2,631          1,769
0.91%, 8/16/46, IO (a)(d)                                 34,482          1,940
1.00%, 2/16/48, IO (a)(d)                                 14,821            874
1.05%, 2/16/48, IO (a)(d)                                 57,395          3,103
1.06%, 6/16/49, IO (a)(d)                                 66,323          4,228
                                                                   ------------
                                                                         42,782
                                                                   ------------

Total U.S. Government Agencies                                          215,822
                                                                   ------------

U.S. Treasury Obligations (4.4%)
U.S. Treasury Inflation Protected
   Securities (f) (2.1%)
2.00%, 1/15/14                                             8,272          8,822
2.63%, 7/15/17                                             5,069          5,685
                                                                   ------------
                                                                         14,507
                                                                   ------------

U.S. Treasury Notes (1.4%)
4.75%, 8/15/17                                             5,950          6,477
4.25%, 11/15/17                                              500            525
4.50%, 2/15/36                                               615            629
5.00%, 5/15/37                                             2,000          2,215
                                                                   ------------
                                                                          9,846
                                                                   ------------

U.S. Treasury Strips ** (0.9%)
6.12%, 2/15/18                                             5,000          3,343
8.21%, 11/15/27 (h)                                        7,400          2,997
                                                                   ------------
                                                                          6,340
                                                                   ------------

Total U.S. Treasury Obligations                                          30,693
                                                                   ------------

                                                       Shares
                                                    ------------

Preferred Stocks (1.2%)
Fannie Mae, 8.25%                                        160,000          4,227
Freddie Mac, 8.38%                                       161,000          4,323
                                                                   ------------

Total Preferred Stocks                                                    8,550
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Demand Notes (0.1%)
Electric-Integrated (a)(j)(0.1%)
Alabama Power Capital Trust V,
   5.50%, 4/1/08                                    $        874   $        892
                                                                   ------------

Total Demand Notes                                                          892
                                                                   ------------

                                                       Shares
                                                    ------------
Investments in Affiliates (c) (1.7%)
Fifth Third Institutional Money
   Market Fund                                        11,648,222         11,648
                                                                   ------------

Total Investments in Affiliates                                          11,648
                                                                   ------------

Total Investments (Cost $712,769) - 99.9%                               698,937

Other assets in excess of liabilities - 0.1%                                514

NET ASSETS - 100.0%                                                $    699,451
                                                                   ============

Notes to Schedule of Investments

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at January 31, 2008 using procedures approved by the Board of Trustees.

(e)   Rate reflected is an investment rate of return.

(f) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(g) All or part of this security has been designated as collateral for TBA securities.

(h) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(i) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(j)   Maturity date is next rate reset date.

(k)   Illiquid Securities

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
AUD - Australian Dollar
CDO - Collateralized Debt Obligation
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
REIT - Real Estate Investment Trust
TBA - To Be Announced
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

Short Term Bond
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities (18.9%)
Automobile ABS Other (0.4%)
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%,
   2/15/12                                          $        574   $        567
Navistar Financial Corp. Owner Trust,
   Series 2003-B, Class B, 3.79%,
   10/15/10                                                  489            489
                                                                   ------------
                                                                          1,056
                                                                   ------------

Automobiles Sequential (11.0%)
Banc of America Securities Auto
   Trust, Series 2005-WF1, Class A4,
   4.08%, 4/18/10                                          3,000          3,010
Bay View Auto Trust, Series 2005-LJ2,
   Class A4, 4.55%, 2/25/14                                2,000          2,022
Capital One Auto Finance Trust,
   Series 2006-C, Class A3A, 5.07%,
   7/15/11                                                 1,899          1,875
Harley-Davidson Motorcycle Trust,
   Series 2007-3, Class A2A, 5.34%,
   9/15/10                                                 2,000          2,018
Harley-Davidson Motorcycle Trust,
   Series 2006-2, Class A2, 5.35%,
   3/15/13                                                 3,305          3,383
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A2, 4.93%, 2/25/10 (b)                   3,375          3,321
Hyundai Auto Receivables Trust,
   Series 2005-A, Class A4, 4.18%,
   2/15/12                                                 3,000          3,027
Long Beach Auto Receivables Trust,
   Series 2005-B, Class A3, 4.41%,
   5/15/10                                                   583            584
Navistar Financial Corp. Owner Trust,
   Series 2003-B, Class A4, 3.25%,
   10/15/10                                                1,822          1,822
Nissan Auto Lease Trust, Series
   2006-A, Class A4, 5.10%, 7/16/12 (f)                    4,000          4,096
USAA Auto Owner Trust, Series 2006-2
   A4, 5.37%, 2/15/12                                      1,500          1,542
Wachovia Auto Owner Trust, Series
   2005-A, Class A4, 4.23%, 11/21/11                       3,500          3,526
                                                                   ------------
                                                                         30,226
                                                                   ------------

Credit Card Bullet (4.4%)
Bank One Issuance Trust, Series
   2004-A1, Class A1, 3.45%, 10/17/11                        810            812
Chase Issuance Trust, Series
   2005-A10, Class A10, 4.65%, 12/17/12                    3,000          3,078
GE Capital Credit Card Master Note
   Trust, Series 2005-3, Class A, 4.13%,
   6/15/13                                                 2,000          2,026
MBNA Master Credit Card Trust, Series
   1999-B, Class A, 5.90%, 8/15/11                         3,000          3,088
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)                             3,000          3,104
                                                                   ------------
                                                                         12,108
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Asset-Backed Securities, continued
Home Equity Other (1.6%)
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE2, Class A3, 4.24%,
   10/25/33 (a)(f)                                  $      2,983   $      2,947
GMAC Mortgage Corp. Loan Trust,
   Series 2005-HE2, Class A3, 4.62%,
   11/25/35 (a)                                            1,510          1,461
                                                                   ------------
                                                                          4,408
                                                                   ------------

Home Equity Sequential (1.1%)
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36 (f)                                             3,000          2,871
                                                                   ------------

Other ABS (0.4%)
CNH Equipment Trust, Series 2005-A,
   Class A3, 4.02%, 4/15/09                                   32             32
SVO VOI Mortgage Corp., Series
   2005-AA, Class A, 5.25%, 2/20/21 (b)                    1,110          1,097
                                                                   ------------
                                                                          1,129
                                                                   ------------

Total Asset-Backed Securities                                            51,798
                                                                   ------------

Corporate Bonds (13.4%)
Cable TV (0.5%)
Comcast Cable Communications LLC,
   6.88%, 6/15/09                                          1,250          1,294
                                                                   ------------

Commercial Banks-Eastern U.S. (1.1%)
HSBC Bank USA NA, Series BKNT, 3.88%,
   9/15/09                                                 3,000          3,000
                                                                   ------------

Diversified Financial Services (2.2%)
General Electric Capital Corp.,
   5.25%, 10/27/09                                         6,000          6,173
                                                                   ------------

Finance-Consumer Loans (1.1%)
HSBC Finance Corp., 4.75%, 5/15/09                         3,000          3,026
                                                                   ------------

Finance-Investment Banker/Broker (3.1%)
Bear Stearns Cos., Inc. (The), 7.63%,
   12/7/09                                                 2,500          2,584
Goldman Sachs Group, Inc. (The),
   6.65%, 5/15/09                                          3,000          3,116
Lehman Brothers Holdings, Inc.,
   4.25%, 1/27/10                                          3,000          2,973
                                                                   ------------
                                                                          8,673
                                                                   ------------

Finance-Leasing Company (1.1%)
International Lease Finance Corp.,
   4.75%, 7/1/09                                           3,000          3,013
                                                                   ------------

Finance-Mortgage Loan/Banker (0.1%)
Countrywide Home Loans, Inc., 5.63%,
   7/15/09                                                   250            230
                                                                   ------------

                                    Continued

                                                                 Short Term Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Corporate Bonds, continued
Life/Health Insurance (0.6%)
Protective Life Secured Trusts,
   3.70%, 11/24/08                                  $      1,590   $      1,588
                                                                   ------------

Pipelines (0.6%)
CenterPoint Energy Resources Corp.,
   6.50%, 2/1/08                                           1,600          1,600
                                                                   ------------

Retail-Discount (0.8%)
Wal-Mart Stores, Inc., 4.13%, 2/15/11                      2,250          2,279
                                                                   ------------

Super-Regional Banks-U.S. (2.2%)
Wachovia Corp., 4.38%, 6/1/10                              3,000          3,008
Wells Fargo & Co., 4.20%, 1/15/10                          3,000          3,029
                                                                   ------------
                                                                          6,037
                                                                   ------------

Total Corporate Bonds                                                    36,913
                                                                   ------------

Foreign Bonds (3.2%)
Finance-Other Services (0.1%)
Pemex Finance, Ltd., Series 1999,
   Class NT, 9.69%, 8/15/09 (d)                              284            287
                                                                   ------------

Gas-Distribution (1.2%)
Australian Gas Light Co., Ltd.,
   6.40%, 4/15/08 (b)                                      3,210          3,231
                                                                   ------------

Oil Company-Integrated (1.1%)
BP Capital Markets PLC, 4.88%, 3/15/10                     3,000          3,108
                                                                   ------------

Sovereign (0.6%)
Australia Government Bond,
Series 909, 7.50%, 9/15/09                             AUD 1,850          1,679
                                                                   ------------

Telephone-Integrated (0.2%)
Telecom Italia Capital SA, Series A,
   4.00%, 11/15/08                                  $        650            647
                                                                   ------------

Total Foreign Bonds                                                       8,952
                                                                   ------------

Mortgage-Backed Securities (31.0%)
CMBS Other (5.2%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42 (f)                                             2,500          2,481
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32 (a)                                   436            438
CS First Boston Mortgage Securities
   Corp., Series 2004-C3, Class A3,
   4.30%, 7/15/36 (f)                                      2,500          2,485
CS First Boston Mortgage Securities
   Corp., Series 2001-CK6, Class A2,
   6.10%, 8/15/36                                            711            715
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                                 2,750          2,720

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
CMBS Other, continued
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42 (f)                               $      3,000   $      2,970
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                                 2,500          2,497
                                                                   ------------
                                                                         14,306
                                                                   ------------

CMBS Subordinated (2.5%)
GMAC Commercial Mortgage Securities,
   Inc., Series 1999-C2, Class B, 7.14%,
   9/15/33 (a)(f)                                          3,250          3,345
IMPAC Commercial Holdings, Inc.,
   Series 1998-C1, Class D, 7.58%,
   8/20/30                                                 3,458          3,449
                                                                   ------------
                                                                          6,794
                                                                   ------------

WL Collateral CMO Other (16.9%)
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A6,
   4.15%, 7/25/34 (a)                                      2,500          2,521
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A7,
   4.15%, 7/25/34 (a)                                      2,922          2,944
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.77%, 4/25/34 (a)                                      2,743          2,769
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.57%, 8/25/35 (a)                                      3,000          3,048
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                          1,178          1,175
Countrywide Alternative Loan Trust,
   Series 2005-14, Class 1A1, 3.30%,
   5/25/35 (a)                                             1,417          1,431
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                           1,911          1,925
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.94%,
   6/19/34 (a)(f)                                          5,730          5,724
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 3.83%, 12/25/34 (a)                   1,315          1,251
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.02%, 4/25/37 (a)                   2,032          2,013
Indymac Index Mortgage Loan Trust,
   Series 2006-AR29, Class A2, 3.46%,
   11/25/36 (a)                                              963            956
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                                 2,075          2,088
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A3, 4.90%, 2/25/35 (a)                  2,365          2,377
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.36%, 4/25/35 (a)                  2,162          2,141

                                    Continued

Short Term Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)(f)                                   $      3,444   $      3,456
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   6.06%, 12/25/32 (a)                                       144            145
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                                     2,351          2,344
Residential Funding Mortgage
   Securities I, Series 2007-SA1, Class
   1A1, 5.73%, 2/25/37 (a)                                 3,739          3,833
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR10, Class
   A4, 4.06%, 10/25/33 (a)                                   569            569
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a)                          3,500          3,527
                                                                   ------------
                                                                         46,237
                                                                   ------------

WL Collateral CMO Sequential (5.9%)
Chase Mortgage Finance Corp., Series
   2005-A1, Class 2A2, 5.24%, 12/25/35 (a)                 2,496          2,510
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36                                                 3,000          3,020
JP Morgan Mortgage Trust, Series
   2006-A3, Class 2A1, 5.62%, 5/25/36 (a)                  2,906          2,955
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.83%, 6/25/36 (a)                  2,638          2,673
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.80%,
   4/25/37 (a)                                             2,754          2,770
RAAC Series, Series 2005-SP1, Class
   2A2, 5.25%, 9/25/34                                     2,249          2,222
                                                                   ------------
                                                                         16,150
                                                                   ------------

WL Collateral PAC (0.5%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                                 1,480          1,466
                                                                   ------------

Total Mortgage-Backed Securities                                         84,953
                                                                   ------------

Municipal Bonds (b) (0.2%)
Ohio (0.2%)
State Economic Enterprise, Series 3,
   4.05%, 3/1/11                                             570            576
                                                                   ------------

Total Municipal Bonds                                                       576
                                                                   ------------

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------

U.S. Government Agencies (24.6%)
Fannie Mae (3.7%)
5.00%, 2/25/25                                      $      4,000   $      4,049
4.69%, 4/1/33 (a)                                          1,952          1,988
5.14%, 9/1/34 (a)                                          2,333          2,450
4.94%, 4/1/35 (a)                                          1,517          1,545
                                                                   ------------
                                                                         10,032
                                                                   ------------

Fannie Mae Prepayment Link Note,
   Series 2005-4, Class 1 (1.0%)
4.65%, 12/25/12                                            2,700          2,752
                                                                   ------------

Federal Home Loan Bank (3.8%)
5.00%, 9/18/09                                             4,500          4,668
4.75%, 10/25/10, IO                                        2,728          2,737
3.63%, 12/17/10                                            3,000          3,053
                                                                   ------------
                                                                         10,458
                                                                   ------------

Freddie Mac (8.3%)
4.88%, 2/9/10                                              7,000          7,294
5.00%, 9/15/25                                             3,438          3,485
4.50%, 7/15/28                                             3,376          3,397
3.99%, 3/1/34 (a)                                          1,972          1,950
4.68%, 7/1/35 (a)                                          3,486          3,503
5.72%, 4/1/37 (a)                                          3,135          3,223
                                                                   ------------
                                                                         22,852
                                                                   ------------

Government National Mortgage
   Association (7.8%)
2.87%, 2/16/20 (f)                                         3,985          3,988
3.27%, 1/16/23                                             2,150          2,141
6.01%, 2/16/24 (a)                                         1,244          1,276
3.72%, 12/16/26                                            3,156          3,159
4.00%, 5/16/27                                             2,320          2,329
4.29%, 1/16/30                                             2,869          2,894
4.09%, 8/16/30                                             2,136          2,151
3.95%, 11/16/30                                            3,420          3,434
                                                                   ------------
                                                                         21,372
                                                                   ------------

Total U.S. Government Agencies                                           67,466
                                                                   ------------

U.S. Treasury Obligations (6.3%)
U.S. Treasury Inflation Protected
   Securities (e) (2.1%)
0.88%, 4/15/10                                             5,546          5,611
                                                                   ------------

U.S. Treasury Notes (4.2%)
4.50%, 5/15/10                                             4,000          4,209
4.50%, 11/15/10                                            7,000          7,424
                                                                   ------------
                                                                         11,633
                                                                   ------------

Total U.S. Treasury Obligations                                          17,244
                                                                   ------------

                                    Continued

Short Term Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                     -----------   ------------
Investments in Affiliates (c) (1.7%)
Fifth Third Institutional Money
   Market Fund                                         4,625,438   $      4,625
                                                                   ------------

Total Investments in Affiliates                                           4,625
                                                                   ------------

Total Investments (Cost $269,057) - 99.3%                               272,527

Other assets in excess of liabilities - 0.7%                              1,841
                                                                   ------------

NET ASSETS - 100.0%                                                $    274,368
                                                                   ============
Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) The Fund's securities were fair valued at January 31, 2008 using procedures approved by the Board of Trustees.

(e) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(f) All or part of this security has been deposited as collateral for when issued or delayed delivery transactions.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
AUD - Australian Dollar
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

                      See notes to schedules of investments
                       and notes to financial statements.

                                                                  Municipal Bond
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds (96.6%)
Arizona (4.0%)
Mesa Street and Highway, FSA, 5.25%,
   7/1/23                                            $       600   $        680
Tucson Water, MBIA, 4.25%, 7/1/21,
   (Callable 7/1/16 @ 100)                                 1,000          1,022
                                                                   ------------
                                                                          1,702
                                                                   ------------

Arkansas (0.6%)
Southern Arkansas University, AMBAC,
   4.10%, 12/1/19, (Callable
   12/1/15 @ 100)                                            250            248
                                                                   ------------

California (13.9%)
California Polytechnical Pomona
   Foundation, Inc., MBIA, 5.50%,
   2/1/20, (Prerefunded 2/1/11 @ 101)                        265            292
La Canada Unified School District,
   Series A, GO, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                                 1,000          1,093
Long Beach Community College
   District, Series B, GO, FGIC, 5.00%,
   5/1/30, (Callable 5/1/15 @ 100)                         1,000          1,017
Los Angeles Unified School District,
   Series A-2, GO, FGIC, 4.50%, 7/1/22,
   (Callable 7/1/17 @ 100)                                 1,000          1,016
Placentia-Yorba Linda Unified School
   District, Series B, GO, FGIC, 5.38%,
   8/1/22, (Callable 8/1/14 @ 100)                         1,000          1,076
Sacramento County Sanitation
   District, Series A, 6.00%, 12/1/15,
   (Callable 12/1/10 @ 101)                                  250            275
State Public Works Board, FGIC,
   5.25%, 11/1/19                                          1,020          1,149
                                                                   ------------
                                                                          5,918
                                                                   ------------

Colorado (2.6%)
Douglas County School District No
   Re-1, GO, FGIC, 5.75%, 12/15/21,
   (Callable 12/15/14 @ 100)                               1,000          1,113
                                                                   ------------

Florida (2.6%)
Volusia County School Board, Series
   A, CP, FSA, 5.00%, 8/1/19, (Callable
   8/1/15 @ 100)                                           1,010          1,088
                                                                   ------------

Illinois (8.2%)
Chicago Board of Education, Series
   D3, GO, XLCA, 5.50%, 3/1/34 (a)                           250            250
Chicago Metropolitan Water
   Reclamation District-Greater Chicago
   Capital Improvements, GO, ETM, 7.25%,
   12/1/12                                                   500            603

                                   Continued

Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Illinois, continued
City of Chicago Single Family
   Mortgage, Series A, AMT, GNMA-FNMA,
   4.70%, 10/1/17, (Callable
   4/1/09 @ 102)                                     $       130   $        131
Development Finance Authority,
   Elmhurst Community School, FSA,
   6.38%, 1/1/17, (Prerefunded
   1/1/11 @ 100)                                           1,700          1,889
Finance Authority, Metropolis
   Project, 5.00%, 12/1/14, (Callable
   12/1/13 @ 100)                                            300            319
State of Illinois, GO, FGIC, 5.88%,
   10/1/17, (Callable 10/1/09 @ 100)                         300            316
                                                                   ------------
                                                                          3,508
                                                                   ------------

Iowa (5.3%)
Finance Authority, Drake University
   Project, MBIA, 6.50%, 12/1/11                           2,055          2,259
                                                                   ------------

Kansas (4.4%)
Geary County Unified School District
   No 475, GO, MBIA, 5.25%, 9/1/17,
   (Callable 9/1/15 @ 100)                                 1,675          1,890
                                                                   ------------

Louisiana (2.4%)
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                         1,000          1,041
                                                                   ------------

Michigan (9.3%)
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/16                                   1,000          1,117
Higher Education Student Loan
   Authority, Series XII-W, AMT, AMBAC,
   4.75%, 3/1/09                                           1,000          1,026
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/20, (Callable 11/15/16 @ 100)                       500            523
State of Michigan, Grant Antic
   Buildings, FSA, 5.25%, 9/15/20,
   (Callable 9/15/17 @ 100)                                  250            282
Strategic Fund, Hope Network Project,
   Series B, 5.13%, 9/1/13, (LOC: First
   of America Bank), (Callable
   9/1/08 @ 102)                                           1,000          1,030
                                                                   ------------
                                                                          3,978
                                                                   ------------

Minnesota (2.4%)
State Municipal Power Agency, 5.00%,
   10/1/30, (Callable 10/1/15 @ 100)                       1,000          1,002
                                                                   ------------

Nebraska (3.8%)
City of Omaha, Series A, GO, ETM,
   6.50%, 12/1/13                                          1,365          1,638
                                                                   ------------

                                   Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
New Mexico (4.3%)
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   GNMA-FNMA-FHLMC, 5.50%,
   7/1/36, (Callable 1/1/15 @ 102) (a)               $       695   $        735
University of New Mexico, Series A,
   FSA, 5.00%, 6/1/21, (Callable
   6/1/17 @ 100)                                           1,000          1,090
                                                                   ------------
                                                                          1,825
                                                                   ------------

New York (3.1%)
City of New York, Series E, GO,
   5.00%, 8/1/16                                             250            276
State Housing Finance Agency,
   Economic Development and Housing,
   Series A, 5.00%, 9/15/23, (Callable
   9/15/15 @ 100)                                          1,000          1,064
                                                                   ------------
                                                                          1,340
                                                                   ------------

Ohio (9.2%)
City of Columbus Sewer Revenue,
   5.00%, 6/1/23, (Callable
   12/1/17 @ 100)                                          1,000          1,076
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                                1,500          1,666
State of Ohio, Common Schools, Series
   D, GO, 5.50%, 9/15/19                                   1,000          1,177
                                                                   ------------
                                                                          3,919
                                                                   ------------

Oklahoma (1.9%)
Tulsa International Airport,
   Improvement Trust, Series B, AMT,
   FGIC, 5.50%, 6/1/10                                       770            798
                                                                   ------------

Oregon (2.5%)
Sunrise Water Authority, FSA, 5.25%,
   3/1/24, (Callable 3/1/14 @ 100)                         1,000          1,072
                                                                   ------------

Pennsylvania (6.4%)
Central Dauphin School District, GO,
   MBIA, 6.75%, 2/1/24, (Prerefunded
   2/1/16 @ 100)                                           1,000          1,253
Higher Educational Facilties
   Authority, Widner University, 3.85%,
   7/15/13                                                   430            435
Lancaster Higher Education Authority,
   Franklin and Marshall College, 5.00%,
   4/15/25, (Callable 4/15/16 @ 100)                       1,000          1,038
                                                                   ------------
                                                                          2,726
                                                                   ------------

                                   Continued

                                                                  Municipal Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                           (Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Puerto Rico (5.1%)
Commonwealth of Puerto Rico, Series
   A, GO, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                             $     1,000   $      1,045
Public Buildings Authority, Series I,
   5.50%, 7/1/23, (Prerefunded 7/1/14 @
   100) (Callable 7/1/14 @ 100)                            1,000          1,139
                                                                   ------------
                                                                          2,184
                                                                   ------------

Texas (2.1%)
State Public Finance Authority,
   Series A, ACA, 5.00%, 2/15/28,
   (Callable 2/15/14 @ 100)                                1,000            902
                                                                   ------------

Washington (2.5%)
Metropolitan Park District of Tacoma,
   GO, FGIC, 5.00%, 12/1/22, (Callable
   12/1/15 @ 100)                                          1,000          1,052
                                                                   ------------

Total Municipal Bonds                                                    41,203
                                                                   ------------

Municipal Demand Notes (a) (b) (0.5%)
Kentucky (0.5%)
Shelby County Lease Program, Series
   A, 1.90%, 2/1/08, (LOC: U.S. Bank NA)                     195            195
                                                                   ------------

Total Municipal Demand Notes                                                195
                                                                   ------------

                                                        Shares
                                                     -----------
Money Markets (c) (0.7%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio, Class C                                        110             --#
Dreyfus Tax Exempt Cash Management                           185             --#
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                            283,012            283
Merrill Lynch Institutional
   Tax-Exempt Fund *                                         413             --#
                                                                   ------------

Total Money Markets                                                         283
                                                                   ------------

Total Investments (Cost $40,139) - 97.8%                                 41,681

Other assets in excess of liabilities - 2.2%                                941
                                                                   ------------

NET ASSETS - 100.0%                                                $     42,622
                                                                   ============

                                   Continued

Notes to Schedule of Investments

*     Non-income producing security.

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b)   Maturity date is next reset date.

(c)   Investment is in Institutional Shares of underlying fund/portfolio.

The following abbreviations are used in the Schedule of Investments:

ACA - American Capital Access Holding Ltd.
AMBAC - American Municipal Bond Assurance Corp
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
XLCA - XL Capital Assurance

Investment concentration as a percentage of net assets, by industry:

Airport                                                                    1.9%
Cash & Cash Equivalents                                                    0.7%
Education                                                                  6.5%
Facilities                                                                 2.7%
General                                                                    2.9%
General Obligation                                                        18.9%
Higher Education                                                          15.0%
Housing                                                                    2.5%
Medical                                                                    4.4%
Municipal                                                                  3.1%
Power                                                                      2.4%
School District                                                           20.0%
Single Family Housing                                                      2.0%
Student Loan                                                               2.4%
Transportation                                                             1.6%
Utilities                                                                  3.3%
Water                                                                      7.5%

                      See notes to schedules of investments
                       and notes to financial statements.

Intermediate Municipal Bond
Schedule of Investments
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds (97.5%)
Alabama (5.2%)
Birmingham Baptist Medical Centers
   Special Care Facilities Financing
   Authority, Series A, 5.00%, 11/15/14              $     4,000   $      4,129
County of Mobile, FSA, GO, 5.25%,
   8/1/17, (Callable 8/1/14 @ 100) (c)                     3,080          3,440
                                                                   ------------
                                                                          7,569
                                                                   ------------

Alaska (1.5%)
State of Alaska, Sport Fishing, CIFG,
   4.25%, 4/1/15                                           1,000          1,061
State of Alaska, Sport Fishing, CIFG,
   4.38%, 4/1/16                                           1,000          1,067
                                                                   ------------
                                                                          2,128
                                                                   ------------

Arizona (6.4%)
City of Tempe Performing Arts Center,
   AMBAC, 5.25%, 7/1/17, (Callable
   7/1/14 @ 100) (c)                                       2,000          2,215
Health Facilities Authority, Phoenix
   Children's Hospital, 3.63%, 2/1/42,
   (Mandatory Put 1/31/08 @ 100) (a)                       1,000            987
Mesa Street and Highway, FGIC, 6.25%,
   7/1/12                                                  1,000          1,140
Mesa Street and Highway, FGIC, 6.25%,
   7/1/13, (Prerefunded 7/1/11 @ 100)                      1,000          1,123
Pima County Industrial Development
   Authority, 5.13%, 7/1/15                                1,250          1,257
Pinal County Industrial Development
   Authority, Florence West Prison LLC
   Project, ACA, 5.25%, 10/1/12                              220            227
Tucson Street and Highway, Series
   1994-E, FGIC, 6.75%, 7/1/13                             2,000          2,366
                                                                   ------------
                                                                          9,315
                                                                   ------------

Arkansas (0.9%)
Southern Arkansas University, AMBAC,
   4.00%, 12/1/18, (Callable
   12/1/15 @ 100)                                            200            199
University of Arkansas, FGIC, 5.00%,
   3/1/16                                                  1,000          1,108
                                                                   ------------
                                                                          1,307
                                                                   ------------

California (3.5%)
Chaffey Community College District,
   Series A, GO, MBIA, 0.00%, 6/1/16 **                      750            546
City of San Jose, Series A, AMBAC,
   AMT, 5.00%, 3/1/14                                      1,000          1,075
City of San Jose, Series A, AMBAC,
   AMT, 5.00%, 3/1/15                                        500            537
La Canada Unified School District,
   Series A, GO, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                                   375            410
Placentia-Yorba Linda Unified School
   District, Series B, FGIC, GO, 5.38%,
   8/1/22, (Callable 8/1/14 @ 100)                           675            726

                                   Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
California, continued
State of California, GO, 5.00%,
   3/1/21, (Callable 3/1/16 @ 100)                   $     1,725   $      1,814
                                                                   ------------
                                                                          5,108
                                                                   ------------

Colorado (4.9%)
El Paso County School District No 38,
   GO, 6.38%, 12/1/18, (Prerefunded
   12/1/10 @ 100)                                          1,005          1,114
State Department of Corrections,
   State Penitentiary II Project, CP,
   AMBAC, 5.00%, 3/1/17, (Callable
   3/1/16 @ 100)                                           4,000          4,422
Summit County School District No
   Re001, FSA, GO, 5.75%, 12/1/12,
   (Callable 12/1/11 @ 100)                                1,465          1,634
                                                                   ------------
                                                                          7,170
                                                                   ------------

Florida (0.3%)
City of Pembroke Pines, GO, MBIA,
   4.00%, 9/1/15                                             185            194
City of Pembroke Pines, GO, MBIA,
   4.13%, 9/1/16                                             250            263
                                                                   ------------
                                                                            457
                                                                   ------------

Hawaii (2.1%)
State of Hawaii Airports, Series B,
   AMT, FGIC, 8.00%, 7/1/10                                2,000          2,231
State of Hawaii Highways, FSA, 5.50%,
   7/1/10                                                    765            821
                                                                   ------------
                                                                          3,052
                                                                   ------------

Idaho (0.7%)
Ada & Canyon Counties Joint School
   District No 3 Kuna, FSA, GO, 4.00%,
   9/15/20, (Callable 3/15/18 @ 100)                       1,060          1,076
                                                                   ------------

Illinois (6.5%)
Chicago Board of Education, Series
   D3, GO, W/I, XLCA, 5.50%, 3/1/34 (a)                    1,000          1,000
Chicago Metropolitan Water
   Reclamation District-Greater Chicago
   Capital Improvements, ETM, GO,
   5.50%, 12/1/10                                          3,000          3,258
Chicago O'Hare International Airport,
   Series A, FSA, 4.00%, 1/1/15                            1,000          1,042
City of Greenville, Greenville
   College Project, 3.45%, 11/1/36,
   (LOC: National City Bank),
   (Mandatory Put 11/1/08 @ 100) (a)                       1,000          1,000
Educational Facilities Authority, The
   Art Institute of Chicago, 4.13%,
   3/1/30, (Mandatory Put
   3/1/13 @ 100) (a)                                       1,000          1,043
Finance Authority, Metropolis
   Project, 4.75%, 12/1/10                                   200            209
Finance Authority, Metropolis
   Project, 5.00%, 12/1/11                                   250            266

                                   Continued

                                                     Intermediate Municipal Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Illinois, continued
Finance Authority, Metropolis
   Project, 5.00%, 12/1/12                           $       275   $        294
Finance Authority, Metropolis
   Project, 5.00%, 12/1/13                                   275            294
Finance Authority, Peoples Gas Light
   & Coke Co., AMBAC, 4.30%, 6/1/35,
   (Mandatory Put 6/1/16 @100) (a)                         1,000          1,041
                                                                   ------------
                                                                          9,447
                                                                   ------------

Indiana (6.4%)
Ball State University, FSA, 4.00%,
   7/1/15                                                    500            528
Fort Wayne International Airport
   Building Corp., Series B, AMT, XLCA,
   5.00%, 7/1/12                                           1,615          1,734
Fort Wayne International Airport
   Building Corp., Series B, AMT, XLCA,
   5.00%, 7/1/13                                           1,695          1,830
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, 5.00%, 2/15/16                          500            531
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, 5.00%, 2/15/19,
   (Callable 2/15/16 @ 100)                                1,000          1,034
Municipal Power Supply Agency, Series
   B, MBIA, 6.00%, 1/1/13                                  3,000          3,406
State Finance Authority, Series A,
   5.00%, 2/1/15                                             250            279
                                                                   ------------
                                                                          9,342
                                                                   ------------

Iowa (0.1%)
Iowa State University, Science and
   Technology, 3.75%, 7/1/10                                 140            144
                                                                   ------------

Kentucky (1.8%)
Area Development Districts, City of
   Versailles, Series C, CP, ETM, 2.70%,
   12/1/08                                                   250            251
Area Development Districts, City of
   Versailles, Series C, CP, ETM, 3.00%,
   12/1/09                                                   255            257
Area Development Districts, Lease
   Acquisition, 3.00%, 6/1/09,
   (LOC: Wachovia Bank NA)                                   470            474
Housing Corp., Series A, AMT, 3.45%,
   1/1/10                                                    275            279
Kenton County Airport Board, AMT,
   MBIA, 5.00%, 3/1/10                                       730            759
Munfordville Industrial Development,
   Louisville Bedding Co. Project, AMT,
   3.10%, 6/1/08, (LOC: Bank One NA)                         300            300
Munfordville Industrial Development,
   Louisville Bedding Co. Project, AMT,
   3.50%, 6/1/09, (LOC: Bank One NA)                         310            312
                                                                   ------------
                                                                          2,632
                                                                   ------------

                                   Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Louisiana (1.7%)
City of Baton Rouge, Series A2, FSA,
   4.00%, 8/1/14                                     $       200   $        211
City of Baton Rouge, Series A2, FSA,
   4.00%, 8/1/16                                             200            210
City of Baton Rouge, Series A2, FSA,
   4.00%, 8/1/18                                             240            249
City of Baton Rouge, Series A2, FSA,
   4.00%, 8/1/20, (Callable 8/1/18 @ 100)                    350            348
Public Facilities Authority,
   Pennington Medical Foundation
   Project, 5.00%, 7/1/16                                  1,000          1,056
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                           400            416
                                                                   ------------
                                                                          2,490
                                                                   ------------

Michigan (15.5%)
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/16                                     500            559
Fremont Public School District, FSA,
   GO, W/I, 3.25%, 5/1/14                                    725            741
Higher Education Facilities
   Authority, Hope College Project,
   4.70%, 10/1/09                                            200            201
Higher Education Facilities
   Authority, Hope College Project,
   4.80%, 10/1/10, (Callable
   10/1/09 @ 100)                                            590            593
Higher Education Student Loan
   Authority, Series XVII-I, AMT, AMBAC,
   3.95%, 3/1/11                                           1,000          1,014
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.50%,
   1/15/13, (Prerefunded 7/15/11 @ 101)                      125            138
Kent Hospital Finance Authority,
   Spectrum Health, Series B, 5.00%,
   7/15/11                                                 2,275          2,411
Montague Public School District, GO,
   Q-SBLF, 5.50%, 5/1/12, (Prerefunded
   11/1/11 @ 100)                                            575            636
Montague Public School District, GO,
   Q-SBLF, 5.50%, 5/1/12, (Callable
   11/1/11 @ 100)                                            430            473
State Building Authority, Facilities
   Program, Series I, AMBAC, 5.00%,
   10/15/29, (Mandatory Put
   10/15/11 @ 100) (a)                                     1,500          1,618
State Building Authority, Police
   Communications, ETM, 5.50%, 10/1/12                       350            390
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 4.35%,
   3/1/09                                                    500            510
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.25%,
   11/15/09                                                1,165          1,214
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.00%,
   11/15/15                                                  500            534

                                   Continued

Intermediate Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Michigan, continued
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/18, (Callable 11/15/16 @ 100)               $       500   $        532
State Hospital Finance Authority,
   Holland Community Hospital, Series A,
   5.00%, 1/1/15, (Callable 1/1/14 @ 100)                    505            538
State Hospital Finance Authority,
   Marquette General Hospital, 5.00%,
   5/15/13                                                 1,505          1,543
State Hospital Finance Authority,
   Oakwood Healthcare System, 5.00%,
   7/15/15                                                   500            531
State Housing Development Authority,
   Series A, AMT, 3.95%, 12/1/12                             660            667
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 4.15%,
   4/20/11                                                   320            324
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 4.40%,
   4/20/13                                                   175            179
State of Michigan, Grant Antic
   Buildings, FSA, 4.50%, 9/15/15                            500            547
State of Michigan, Grant Antic
   Buildings, FSA, 5.25%, 9/15/18,
   (Callable 9/15/17 @ 100)                                  500            574
State of Michigan, Trunk Line, Series
   A, 5.25%, 11/1/13                                         600            673
Strategic Fund, International
   Project, 4.75%, 8/1/11 (c)                              2,240          2,372
Strategic Fund, International
   Project, 5.00%, 8/1/13                                    820            888
Strategic Fund, Solid Waste
   Management Project, AMT, 4.63%,
   12/1/12                                                 1,000          1,013
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/13                                      600            648
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/14                                      600            632
                                                                   ------------
                                                                         22,693
                                                                   ------------

Minnesota (3.0%)
Housing Finance Agency, Series A,
   AMT, GO, 3.40%, 7/1/12 (a)                              1,315          1,293
Housing Finance Agency, Series F,
   AMT, GO, 4.55%, 7/1/12, (Callable
   7/1/11 @ 100)                                           1,130          1,150
St Paul Housing & Redevelopment
   Authority, Smith Avenue Transit
   Center, 3.50%, 6/1/12, (Callable
   6/1/10 @ 100)                                           2,000          2,030
                                                                   ------------
                                                                          4,473
                                                                   ------------

Missouri (2.4%)
City of Brentwood, Brentwood Square
   Project, 4.13%, 5/1/11                                    245            248
Missouri State Highways & Transit
   Commission, 4.00%, 5/1/15                                 425            451

                                   Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Missouri, continued
Missouri State Highways & Transit
   Commission, 4.25%, 5/1/16                         $       525   $        565
Missouri State Highways & Transit
   Commission, 4.25%, 5/1/17                               1,030          1,106
Missouri State Highways & Transit
   Commission, 4.50%, 5/1/17                               1,070          1,171
                                                                   ------------
                                                                          3,541
                                                                   ------------

Nebraska (0.7%)
Investment Finance Authority, Single
   Family Housing, Series C, AMT, 3.75%,
   9/1/11                                                    230            232
Investment Finance Authority, Single
   Family Housing, Series C, AMT, 3.85%,
   3/1/12                                                    135            136
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   FNMA-FHLMC-GNMA, 4.10%, 9/1/10                            255            256
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   FNMA-FHLMC-GNMA, 4.25%, 9/1/11                            360            364
                                                                   ------------
                                                                            988
                                                                   ------------

Nevada (1.0%)
County of Clark, FSA, GO, 4.50%,
   6/1/17, (Callable 6/1/16 @ 100)                         1,325          1,431
Douglas County, Solid Waste Disposal,
   AMT, GO, MBIA, 3.75%, 12/1/09                             100            102
                                                                   ------------
                                                                          1,533
                                                                   ------------

New Jersey (1.9%)
State Turnpike Authority, Series A,
   ETM, MBIA, 6.00%, 1/1/13                                1,925          2,209
State Turnpike Authority, Series A,
   MBIA, 6.00%, 1/1/13                                       575            654
                                                                   ------------
                                                                          2,863
                                                                   ------------

New Mexico (3.2%)
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, FNMA-FHLMC-GNMA, 3.90%,
   1/1/19, (Callable 1/1/16 @ 100)                           320            320
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   FNMA-FHLMC-GNMA, 4.05%, 7/1/26,
   (Callable 7/1/15 @ 100)                                   620            620
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, FNMA-FHLMC-GNMA, 4.40%,
   1/1/27, (Callable 1/1/16 @ 100)                         2,000          2,014
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   FNMA-FHLMC-GNMA, 5.50%, 7/1/36,
   (Callable 1/1/15 @ 102) (a)                               740            783
Taos County, Educational
   Improvements, ETM, 3.88%, 10/1/11                         565            590

                                   Continued

                                                     Intermediate Municipal Bond
                                              Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
New Mexico, continued
University of New Mexico, Series A,
   FSA, 5.00%, 6/1/21, (Callable
   6/1/17 @ 100)                                     $       365   $        398
                                                                   ------------
                                                                          4,725
                                                                   ------------

New York (0.6%)
City of New York, Series E, GO,
   5.00%, 8/1/16                                             750            828
                                                                   ------------

Ohio (4.5%)
Berea, GO, 5.13%, 12/1/13                                    785            841
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                                  915          1,016
Housing Finance Agency, Residential
   Mortgage, AMT, FNMA-GNMA, 3.55%,
   3/1/10                                                  1,000          1,012
Housing Finance Agency, Residential
   Mortgage, AMT, FNMA-GNMA, 3.70%,
   3/1/11                                                  1,000          1,006
Housing Finance Agency, Residential
   Mortgage, AMT, FNMA-GNMA, 4.00%,
   3/1/14                                                    500            503
Orrville City School District, School
   Facilities Construction, AMBAC, GO,
   4.50%, 12/1/16                                            600            648
State Economic Enterprise, Series 3,
   AMT, 4.08%, 6/1/13                                        435            445
State of Ohio, Series 2007 1, FSA,
   4.00%, 6/15/14                                          1,000          1,060
                                                                   ------------
                                                                          6,531
                                                                   ------------

Oklahoma (0.3%)
Housing Finance Agency, Single Family
   Housing, AMT, FNMA-FHLMC-GNMA,
   4.25%, 9/1/25, (Callable 9/1/15 @ 100)                    450            452
                                                                   ------------

Oregon (1.4%)
State Department of Transportation,
   Series A, 5.25%, 11/15/16,
   (Prerefunded 11/15/14 @ 100)                            1,775          2,031
                                                                   ------------

Pennsylvania (2.0%)
Allegheny County Airport Authority,
   AMT, FGIC, 5.00%, 1/1/16                                1,000          1,050
Higher Educational Facilties
   Authority, Widener University, 3.60%,
   7/15/11                                                   250            253
Higher Educational Facilties
   Authority, Widener University, 3.75%,
   7/15/12                                                   405            410
Lehigh Northampton Airport Authority,
   AMT, MBIA, 5.00%, 1/1/19, (Callable
   1/1/15 @ 100)                                           1,175          1,242
                                                                   ------------
                                                                          2,955
                                                                   ------------

                                   Continued

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Bonds, continued
Puerto Rico (3.2%)
Commonwealth of Puerto Rico, Series
   A, GO, 5.25%, 7/1/22, (Callable
   7/1/16 @ 100)                                     $     1,000   $      1,041
Commonwealth of Puerto Rico, Series
   A, GO, 5.00%, 7/1/30, (Mandatory Put
   7/1/12 @ 100) (a)                                       2,000          2,089
Government Development Bank, Series
   C, AMT, GO, 5.25%, 1/1/15                               1,500          1,594
                                                                   ------------
                                                                          4,724
                                                                   ------------

South Carolina (0.7%)
Anderson County School District No 2,
   Series B, GO, 6.00%, 3/1/13,
   (Prerefunded 3/1/10 @ 101)                                890            965
                                                                   ------------

Tennessee (2.6%)
Housing Development Agency, Series A,
   4.00%, 7/1/10                                           1,100          1,114
Metropolitan Nashville Airport
   Authority, Series C, AMT, FGIC,
   5.38%, 7/1/14, (Callable 7/1/08 @ 102)                  2,570          2,643
                                                                   ------------
                                                                          3,757
                                                                   ------------

Texas (4.8%)
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   Series A, AMT, XLCA, 5.00%, 11/1/15,
   (Callable 11/1/09 @ 100)                                2,000          2,028
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   AMT, WI, XLCA, 5.00%, 11/1/19,
   (Callable 11/1/14 @ 100)                                2,500          2,550
Spring Independent School District,
   Series A, GO, PSF, W/I, 5.00%, 8/15/16                  1,000          1,127
Texas Municipal Power Agency, AMBAC,
   4.00%, 9/1/12, (Callable 3/3/08 @ 100)                    500            500
White Settlement Independent School
   District, GO, PSF, 4.50%, 8/15/15 **                    1,000            772
                                                                   ------------
                                                                          6,977
                                                                   ------------

Virginia (1.5%)
City of Richmond, FGIC, GO, 5.38%,
   7/15/13, (Prerefunded 7/15/11 @ 101)                    2,000          2,211
                                                                   ------------

Washington (6.2%)
Energy Northwest Washington Electric,
   Series A, 5.50%, 7/1/15                                 3,190          3,673
Grant County Public Utility District
   No 2 Priest Rapids, Series H, FSA,
   5.00%, 1/1/11 (c)                                       2,485          2,660
King County School District No 415
   Kent, Series A, GO, 5.55%, 12/1/11                      2,000          2,214
Yakima County, AMBAC, GO, 5.25%,
   12/1/16, (Callable 12/1/12 @ 100)                         425            460
                                                                   ------------
                                                                          9,007
                                                                   ------------

Total Municipal Bonds                                                   142,491
                                                                   ------------

                                   Continued

Intermediate Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount         Value
                                                     -----------   ------------
Municipal Demand Notes (a) (d) (2.2%)
Kentucky (0.7%)
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 2.27%, 2/7/08,
   (LOC: Bank One NA)                                $     1,000   $      1,000
                                                                   ------------

Michigan (1.0%)
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 1.93%, 2/1/08,
   (LOC: Comerica Bank)                                    1,500          1,500
                                                                   ------------

Ohio (0.5%)
Air Quality Development Authority,
   Pollution Control, AMT, 2.05%,
   2/1/08, (LOC: Wachovia Bank NA)                           700            700
                                                                   ------------

Total Municipal Demand Notes                                              3,200
                                                                   ------------

                                                        Shares
                                                     -----------
Money Markets (b) (0.8%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio, Class C                                        110             --#
Dreyfus Tax Exempt Cash Management                     1,096,444          1,096
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                              4,831              5
Merrill Lynch Institutional
   Tax-Exempt Fund                                            80             --#
                                                                   ------------

Total Money Markets                                                       1,101
                                                                   ------------

Total Investments (Cost $141,278) - 100.5%                              146,792

Liabilities in excess of other assets - (0.5)%                             (697)
                                                                   ------------

NET ASSETS - 100.0%                                                $    146,095
                                                                   ============

                                   Continued

Notes to Schedule of Investments

**    Rate represents the effective yield at purchase.

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d)   Maturity date is next reset date.

The following abbreviations are used in the Schedule of Investments:

ACA - American Capital Access Holdings Ltd.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty Services, Inc.
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
W/I - When Issued
XLCA - XL Capital Assurance

Investment concentration as a percentage of net assets, by industry:

Airport                                                                   12.1%
Cash & Cash Equivalents                                                    0.7%
Development                                                                5.7%
Education                                                                  0.9%
Facilities                                                                 5.1%
General                                                                    4.6%
General Obligation                                                        13.8%
Higher Education                                                           3.3%
Housing                                                                    5.7%
Medical                                                                   11.8%
Multifamily Housing                                                        0.3%
Municipal                                                                  5.2%
Pollution                                                                  1.2%
Power                                                                      7.9%
School District                                                            6.6%
Single Family Housing                                                      4.0%
Student Loan                                                               0.7%
Transportation                                                             9.8%
Utilities                                                                  0.7%
Water                                                                      0.4%

                      See notes to schedules of investments
                       and notes to financial statements.

                                                             Ohio Municipal Bond
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------

Municipal Bonds (96.9%)
Colorado (1.9%)
Denver City & County Airport System,
   Series A, FGIC, 5.00%, 11/15/19,
   (Callable 11/15/16 @ 100)                        $      1,765   $      1,867
                                                                   ------------

Illinois (1.3%)
Chicago O'Hare International Airport,
   Series A, FSA, 4.00%, 1/1/15                              690            719
Chicago O'Hare International Airport,
   Series A, FSA, 4.00%, 1/1/16                              500            519
                                                                   ------------
                                                                          1,238
                                                                   ------------

Michigan (1.0%)
Calumet Laurium & Keweenah Public
   Schools, FSA, GO, W/I, 4.00%, 5/1/15                      460            490
Utica Community Schools, GO, W/I,
   4.00%, 5/1/20, (Callable 5/1/18 @ 100)                    450            450
                                                                   ------------
                                                                            940
                                                                   ------------

Ohio (85.4%)
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A, 5.00%, 1/1/14                    200            212
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A, 5.00%, 1/1/15                    320            341
Akron Bath Copley Joint Township
   Hospital District, Summa Health
   System, Series A, RADIAN, 5.25%,
   11/15/14 @ 100) (c)                                     1,000          1,078
American Municipal Power-Ohio, Inc.,
   AMBAC, 5.25%, 1/1/11                                    1,825          1,958
Beavercreek Local School District,
   FGIC, GO, 6.60%, 12/1/15                                1,500          1,778
Butler County, Middletown Hospital,
   4.75%, 11/15/18, (Prerefunded
   11/15/08 @ 101) (Callable
   11/15/08 @ 101)                                         1,180          1,216
Cincinnati City School District,
   Classroom Construction and
   Improvements, FGIC, GO, 5.00%, 12/1/17                  1,000          1,126
Cincinnati City School District,
   Classroom Facilities Construction and
   Improvements, FSA, GO, 5.25%,
   12/1/14, (Prerefunded
   12/1/13 @ 100) (c)                                      1,500          1,700
City of Cleveland, AMBAC, GO, 5.25%,
   12/1/17, (Callable 12/1/14 @ 100)                       1,125          1,249
City of Columbus Sewer Revenue,
   5.00%, 6/1/23, (Callable
   12/1/17 @ 100)                                          1,000          1,076
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                                2,000          2,221
County of Cuyahoga Jail Facilities,
   GO, MBIA-IBC, 5.25%, 10/1/13                            3,000          3,238

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.00%, 8/15/08                         $        400   $        405
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.50%, 8/15/12                                  250            267
County of Hamilton Hospital
   Facilities, Cincinnati Children's
   Hospital, FGIC, 4.50%, 5/15/14                          1,510          1,615
County of Lucas, AMBAC-TCRS, CR,
   GO, 6.65%, 12/1/12, (Callable
   6/1/08 @ 100)                                             100            101
Dayton-Montgomery County Port
   Authority, Series A, AMT, 4.75%,
   11/15/15                                                  570            583
Dayton-Montgomery County Port
   Authority, Parking Garage Project,
   Series A, 5.00%, 11/15/17, (Callable
   5/15/14 @ 100)                                            895            923
Franklin County, American Chemical
   Society Project, 5.50%, 10/1/12,
   (Callable 10/1/09 @ 101)                                2,270          2,383
Franklin County, Online Computer
   Library Center, 5.00%, 4/15/10                          2,270          2,378
Franklin County, Trinity Health
   Credit, 5.00%, 6/1/13                                     475            509
Housing Finance Agency, AMT, 3.95%,
   9/1/08                                                    250            252
Housing Finance Agency, AMT, 4.35%,
   9/1/10                                                    160            162
Housing Finance Agency, AMT, GNMA,
   3.65%, 9/1/11                                             630            626
Housing Finance Agency, AMT, 4.55%,
   9/1/11                                                    160            163
Housing Finance Agency, AMT, GNMA,
   3.30%, 9/1/30, (Callable 3/1/13 @ 100)                    725            720
Housing Finance Agency, Series C,
   AMT, GNMA, 4.63%, 9/1/31, (Callable
   1/1/11 @ 100)                                             940            954
Housing Finance Agency, Residential
   Mortgage, AMT, FNMA-GNMA, FSA,
   3.90%, 3/1/13                                           1,000          1,010
Kettering City School District, FSA,
   GO, 4.75%, 12/1/20, (Callable
   6/1/17 @ 100)                                           1,860          2,004
Knox County Hospital Facilities,
   RADIAN, 4.70%, 6/1/08                                   1,150          1,158
Miami County Hospital Facilities,
   Upper Valley Medical Center, 5.25%,
   VA, 5/15/15                                               500            537
Municipal Electric Generation Agency,
   Joint Venture, AMBAC, 5.00%, 2/15/14                    1,885          2,070
North Olmsted, AMBAC, GO, 6.20%,
   12/1/11                                                 3,000          3,224
Ohio State Higher Education, Series
   A, GO, 4.25%, 5/1/16                                    2,310          2,477

                                    Continued

Ohio Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
Ohio State Higher Education Facility
   Commission, Mount Union College
   Project, 5.25%, 10/1/21, (Callable
   10/1/16 @ 100)                                   $        980   $      1,051
Ohio State Higher Educational
   Facility Commission, Case Western
   Reserve University, Series D, 6.25%,
   7/1/14                                                  6,500          7,416
Ohio State Higher Educational
   Facility Commission, Denison
   University Project, 5.50%, 11/1/12,
   (Callable 11/1/11 @ 101)                                1,000          1,108
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/14,
   (Callable 11/15/13 @ 100)                               1,435          1,575
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/15,
   (Callable 11/15/13 @ 100)                               1,490          1,624
Ohio State Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/15                           385            418
Ohio State Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/16                           300            326
Ohio State Higher Educational
   Facility Commission, Ohio Northern
   University Project, 3.50%, 5/1/10                         475            483
Ohio State Higher Educational
   Facility Commission, Ohio Northern
   University Project, 3.88%, 5/1/13                         645            663
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, CIFG, 5.00%,
   5/1/16                                                  2,010          2,244
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, CIFG, 5.00%,
   5/1/19, (Callable 5/1/16 @ 100)                         3,115          3,366
Ohio State University, Series B,
   5.25%, 6/1/18, (Callable 6/1/13 @ 100)                  5,880          6,396
Ohio State Water Development
   Authority, 5.00%, 12/1/34,
   (Prerefunded 6/1/14 @ 100)                              1,000          1,121
Orrville City School District, School
   Facilities Construction, AMBAC, GO,
   4.50%, 12/1/18, (Callable
   12/1/17 @ 100)                                            415            441
Orrville City School District, School
   Facilities Construction, AMBAC, GO,
   5.00%, 12/1/20, (Callable
   12/1/17 @ 100)                                            350            378
Orrville City School District, School
   Facilities Construction, AMBAC, GO,
   5.00%, 12/1/22, (Callable
   12/1/17 @ 100)                                            500            530

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Ohio, continued
Richland County Hospital Facilities,
   Medcentral Health Systems, 5.00%,
   11/15/15                                         $        770   $        813
State Economic Enterprise, AMT,
   4.40%, 12/1/12                                            815            843
State of Ohio, Series 2007 1, FSA,
   4.00%, 6/15/14                                          1,000          1,060
State of Ohio, Common Schools, GO,
   5.00%, 6/15/13                                          1,000          1,107
State of Ohio, Republic Services
   Project, AMT, 4.25%, 4/1/33,
   (Mandatory Put 4/1/14 @ 100)(a)                         3,470          3,461
Steubenville Hospital Facilities,
   Trinity Health, 4.11%, 10/1/30 (a)                        970            832
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/08                                 1,155          1,177
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/09                                 1,110          1,150
University of Akron, FGIC, 5.50%,
   1/1/20, (Prerefunded 1/1/10 @ 101)                      2,015          2,157
University of Cincinnati, CP, MBIA,
   5.00%, 6/1/10                                             300            317
                                                                   ------------
                                                                         83,771
                                                                   ------------

Puerto Rico (3.2%)
Commonwealth of Puerto Rico, Series
   A, GO, 5.00%, 7/1/30, (Mandatory Put
   7/1/12 @ 100) (a)                                       3,000          3,134
                                                                   ------------

Texas (0.6%)
Spring Independent School District,
   GO, PSA, W/I, 5.00%, 8/15/15                              500            562
                                                                   ------------

Washington (3.5%)
Energy Northwest Washington Electric,
   Series A, 5.50%, 7/1/15                                 3,000          3,454
                                                                   ------------

Total Municipal Bonds                                                    94,966
                                                                   ------------

                                                       Shares
                                                    ------------
Money Markets (b) (1.0%)
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                            961,667            962
                                                                   ------------

Total Money Markets                                                         962
                                                                   ------------

Total Investments (Cost $92,798) - 97.9%                                 95,928

Other assets in excess of liabilities - 2.1%                              2,113
                                                                   ------------

NET ASSETS - 100.0%                                                $     98,041
                                                                   ============

                                    Continued

Ohio Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands, except shares)
--------------------------------------------------------------------------------

Notes to Schedule of Investments

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

The following abbreviations are used in the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CIFG - CDC IXIS Financial Guaranty Services, Inc.
CP - Certificates of Participation
CR - Custodian Receipt
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
IBC - Insurance Bond Certificate
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
Radian - Radian Guaranty, Inc.
TCRS - Temporary Custodian Receipts
VA - Department of Veteran Affairs
W/I - When Issued

Investment concentration as a percentage of net assets, by industry:

Airport                                                                    1.9%
Cash & Cash Equivalents                                                    1.0%
Development                                                                3.3%
General                                                                    5.9%
General Obligation                                                        17.1%
Higher Education                                                          29.7%
Housing                                                                    3.0%
Medical                                                                    9.2%
Municipal                                                                  5.0%
Pollution                                                                  3.5%
Power                                                                      7.6%
School District                                                            8.1%
Single Family Housing                                                      1.0%
Transportation                                                             1.6%

                      See notes to schedules of investments
                       and notes to financial statements.

                                                         Michigan Municipal Bond
                                                         Schedule of Investments
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds (95.0%)
Michigan (93.9%)
Avondale School District, GO, Q-SBLF,
   5.00%, 5/1/10                                    $        800   $        845
Calumet Laurium & Keweenah Public
   Schools, FSA, GO, W/I, 3.75%, 5/1/13                      220            231
Calumet Laurium & Keweenah Public
   Schools, FSA, GO, W/I, 4.00%, 5/1/14                      455            484
Canton Charter Township Capital
   Improvements, FSA, GO, WI, 5.00%,
   4/1/14                                                    100            111
Chippewa Valley Schools, FSA,
   GO, VA, Q-SBLF, 5.00%, 5/1/14                             500            558
City of Ann Arbor Water Supply
   System, Series Y, MBIA, 5.00%, 2/1/10                     880            925
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/08                                       270            273
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/09                                       280            284
Clarkston Community Schools, FSA-CR,
   GO, 5.25%, 5/1/29, (Prerefunded
   5/1/13 @ 100)                                           1,000          1,121
Coldwater Electric, AMT, XLCA, 4.50%,
   8/1/11                                                    515            543
Coldwater Electric, AMT, XLCA, 4.50%,
   8/1/13                                                    570            606
County of Muskegon, Wastewater
   Management System No. 1, AMT, FSA,
   GO, 5.00%, 7/1/08                                       1,000          1,011
Detroit Sewer Disposal, MBIA, 5.50%,
   7/1/16                                                  1,500          1,719
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/15                                   1,000          1,115
Detroit, Cobo Hall, MBIA, 5.00%,
   9/30/08                                                 2,000          2,038
Essexville-Hampton Public Schools,
   FSA, GO, W/I, 4.00%, 5/1/14                               250            266
Fremont Public School District, FSA,
   GO, W/I, 3.25%, 5/1/13                                    330            339
Goodrich Area School District, FSA,
   GO, W/I, 3.50%, 5/1/13                                    395            408
Grand Rapids & Kent County Joint
   Building Authority, GO, 5.50%, 10/1/09                    605            638
Higher Education Facilities
   Authority, Hope College Project,
   4.60%, 10/1/08                                            320            321
Higher Education Student Loan
   Authority, Series XII-W, AMBAC, AMT,
   4.60%, 9/1/08                                           1,000          1,012
Higher Education Student Loan
   Authority, Series XII-W, AMBAC, AMT,
   4.75%, 3/1/09                                             200            205
Higher Education Student Loan
   Authority, Series XVII-I, AMBAC, AMT,
   3.65%, 3/1/10                                           1,000          1,013
Kalamazoo Water Supply System, AMBAC,
   W/I, 5.00%, 9/1/14                                        450            501
Kalamazoo Water Supply System, AMBAC,
   W/I, 5.00%, 9/1/15                                        510            572

                                    Continued

Michigan Municipal Bond
Schedule of Investments, continued
January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.25%,
   1/15/09                                          $      1,075   $      1,105
Kent Hospital Finance Authority,
   Spectrum Health, Series B, 5.00%,
   7/15/11                                                   600            636
Michigan State South Central Power
   Agency, AMBAC, WI, 4.50%, 11/1/11                         500            519
Michigan State University, Series A,
   AMBAC, 4.00%, 2/15/12                                     450            470
Mount Clemens Community School
   District, GO, Q-SBLF, 5.50%, 5/1/12,
   (Prerefunded 11/1/11 @ 100)                             1,075          1,188
Municipal Bond Authority, Government
   Loan Program, Series C, 5.00%,
   5/1/10 (c)                                              1,000          1,056
Municipal Bond Authority, State Clean
   Water Revolving Fund, 5.00%, 10/1/13                    1,000          1,114
Ovid Elsie Area Schools, FSA, GO,
   W/I, 4.00%, 5/1/15                                        525            560
Portage Public Schools, FSA, GO, W/I,
   3.25%, 5/1/13                                             250            255
South Lyon Community Schools, Series
   II, GO, MBIA, 5.25%, 5/1/18,
   (Prerefunded 5/1/14 @ 100)                                675            765
South Macomb Disposal Authority,
   AMBAC, 5.00%, 9/1/08                                    1,115          1,133
State Building Authority, Facilities
   Program, Series I, AMBAC, 5.00%,
   10/15/29, (Mandatory Put
   10/15/11 @ 100)(a)                                      1,000          1,079
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 4.15%,
   3/1/08                                                    300            300
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.00%,
   11/15/12                                                  250            265
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/14                                                  250            268
State Hospital Finance Authority,
   Holland Community Hospital, Series A,
   4.15%, 1/1/12                                             450            461
State Hospital Finance Authority,
   Marquette General Hospital, 5.00%,
   5/15/10                                                   905            924
State Hospital Finance Authority,
   McLaren Health Care, Series C, 4.00%,
   8/1/08                                                    405            409
State Hospital Finance Authority,
   Oakwood Healthcare System, 5.00%,
   7/15/11                                                   530            556
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 3.55%,
   4/20/08                                                   395            396

                                    Continued

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Bonds, continued
Michigan, continued
State Housing Development Authority,
   Parkway Meadows Project, FSA,
   3.50%, 10/15/09                                  $        710   $        725
State Housing Development Authority,
   Rental Housing, Series D, AMT, GO,
   3.75%, 10/1/11                                            500            501
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.00%, 4/1/12                                             145            146
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.00%, 10/1/12                                            195            197
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.05%, 4/1/13                                             100            101
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.05%, 10/1/13                                            210            212
State of Michigan, Series A, CP,
   MBIA, 5.00%, 9/1/31, (Mandatory Put
   9/1/11 @ 100) (a)                                       2,000          2,153
State of Michigan Comprehensive
   Transportation, Series A, FSA, 5.50%,
   5/15/11                                                   950          1,041
State of Michigan, Grant Antic
   Buildings, FSA, 4.25%, 9/15/12                          1,000          1,070
State of Michigan, Trunk Line, FGIC,
   5.00%, 11/1/10                                          1,000          1,065
Strategic Fund, Solid Waste
   Management Project, AMT, 4.63%,
   12/1/12                                                   250            253
University of Michigan Hospital,
   5.00%, 12/1/08                                          2,000          2,048
University of Michigan Hospital,
   5.00%, 12/1/09                                            510            535
Warren Consolidated School District,
   FSA, GO, 5.00%, 5/1/16                                    750            846
Wayne County Airport Authority, AMT,
   MBIA, 5.00%, 12/1/09                                    1,000          1,039
Wayne County Community College, FGIC,
   GO, 5.25%, 7/1/09                                       1,000          1,041
Wayne Westland Community Schools, FSA,
   GO, Q-SBLF, 5.00%, 5/1/10 (c)                           1,000          1,059
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/11                                      600            631
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/12                                      600            645
                                                                   ------------
                                                                         45,906
                                                                   ------------

Puerto Rico (1.1%)
Government Development Bank,
   Series C, AMT, GO, 5.25%, 1/1/15                          500            531
                                                                   ------------

Total Municipal Bonds                                                    46,437
                                                                   ------------

                                    Continued

                                                        Michigan Municipal Bond
                                             Schedule of Investments, continued
                                                    January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount          Value
                                                    ------------   ------------
Municipal Demand Notes (a) (d) (1.0%)
Michigan (1.0%)
State Hospital Finance Authority,
   Crittenton Hospital, 2.17%, 2/1/08,
   (LOC: Comerica Bank)                             $        500   $        500
                                                                   ------------

Total Municipal Demand Notes                                                500
                                                                   ------------

                                                       Shares
                                                    ------------

Money Markets (b) (8.1%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio, Class C                                        186             --#
Dreyfus Tax Exempt Cash Management                     2,201,578          2,202
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                          1,752,570          1,753
Merrill Lynch Institutional
   Tax-Exempt Fund                                           391             --#

Total Money Markets                                                       3,955
                                                                   ------------

Total Investments (Cost $49,833) - 104.1%                                50,892

Liabilities in excess of other assets - (4.1)%                           (2,004)
                                                                   ------------

NET ASSETS - 100.0%                                                $     48,888
                                                                   ============

Notes to Schedule of Investments

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d)   Maturity date is next reset date.

                                    Continued

The following abbreviations are used in the Schedule of Investments:

AMBAC - American Municipal Bond Assurance Corp
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
CR - Custodian Receipt
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
VA - Department of Veteran Affairs
W/I - When Issued
XLCA - XL Capital Assurance

Investment concentration as a percentage of net assets, by industry:

Airport                                                                    2.1%
Cash & Cash Equivalents                                                    8.1%
Development                                                                1.1%
Facilities                                                                 7.7%
General                                                                    8.8%
General Obligation                                                         4.5%
Higher Education                                                           3.7%
Housing                                                                    3.9%
Medical                                                                   16.4%
Multifamily Housing                                                        0.8%
Municipal                                                                  5.2%
Pollution                                                                  2.8%
Power                                                                      6.0%
School District                                                           13.1%
Student Loan                                                               4.6%
Transportation                                                             4.3%
Utilities                                                                  3.5%
Water                                                                      7.5%

                      See notes to schedules of investments
                       and notes to financial statements.

Fifth Third Funds
Notes to Schedules of Investments
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at January 31, 2008 is as follows:

                                             Cost of                                          Net
                                           Investments       Gross          Gross          Unrealized
                                           for Federal    Unrealized      Unrealized     Appreciation/
                                          Tax Purposes   Appreciation   (Depreciation)   (Depreciation)
                                          ------------   ------------   --------------   --------------
Small Cap Growth                            $ 81,953       $ 17,079       $ (11,310)      $   5,769
Mid Cap Growth                               277,964         54,438         (14,138)         40,300
Quality Growth                               519,720        100,150          (9,285)         90,865
Structured Large Cap Plus                    162,024         29,787         (21,974)          7,813
Equity Index                                 166,084        229,184         (13,435)        215,749
Balanced                                      35,408          3,533            (866)          2,667
Micro Cap Value                               50,324          2,470          (6,631)         (4,161)
Small Cap Value                               88,901          6,476         (10,823)         (4,347)
All Cap Value                                231,607         52,403         (14,572)         37,831
Disciplined Large Cap Value                  523,610         90,637         (34,449)         56,188
LifeModel Aggressive(SM)                     171,350         13,180          (2,559)         10,621
LifeModel Moderately Aggressive(SM)          292,350         25,852          (4,994)         20,858
LifeModel Moderate(SM)                       469,708         21,351         (10,137)         11,214
LifeModel Moderately Conservative(SM)         89,348          5,409          (2,058)          3,351
LifeModel Conservative(SM)                    54,242          1,102          (1,430)           (328)
Strategic Income                             132,486          2,983          (6,491)         (3,508)
Dividend Growth                               20,311          2,813            (566)          2,247
International Equity                         484,603         30,604         (23,792)          6,812
High Yield                                    55,338            216          (3,642)         (3,426)
Total Return Bond                            712,773         11,554         (25,389)        (13,835)
Short Term Bond                              269,059          4,317            (849)          3,468
Municipal Bond                                40,138          1,713            (170)          1,543
Intermediate Municipal Bond                  141,278          5,602             (87)          5,515
Ohio Municipal Bond                           92,798          3,308            (178)          3,130
Michigan Municipal Bond                       49,833          1,063              (5)          1,058

Open futures contracts as of January 31, 2008
(Amounts in thousands, except contract amount):

                                                                                                 Unrealized
                               Number of                                             Notional    Appreciation/    Market
                               Contracts    Contract Type                             Amount    (Depreciation)     Value
                               ---------    --------------------------------------   --------   --------------   ---------
Structured Large Cap Plus              6    S&P 500 Index, 3/19/08                   $  2,202    $     (133)     $   2,069
                                    ====                                             ========    ==========      =========
Equity Index                          14    S&P 500 Index, 3/19/08                      5,030          (201)         4,829
                                    ====                                             ========    ==========      =========
International Equity                  16    Australian Dollar Futures, 3/17/08          1,392            36          1,428
                                      46    British Pound Futures, 3/17/08              5,796           (90)         5,706
                                      52    Euro Currency Futures, 3/17/08              9,369           289          9,658
                                      51    FTSE 100 Index Futures, 3/20/08             6,446          (489)         5,957
                                      47    Japanese Yen Futures, 3/17/08               5,209           328          5,537
                                      12    Share Price Index 200 Futures, 3/20/08      1,618          (106)         1,512
                                     183    STOXX 50 Index, 3/20/08                    11,561        (1,168)        10,393
                                      47    TOPIX Index Futures, 3/14/08                6,331          (382)         5,949
                                    ----                                             --------    ----------      ---------
                                     454                                               47,722        (1,582)        46,140
                                    ====                                             ========    ==========      =========
Total Return Bond                    220    U.S. Treasury 5-Year Note, 3/31/08         24,183           677         24,860
                                     110    U.S. Treasury Bonds, 3/31/08               12,869           255         13,124
                                    ----                                             --------    ----------      ---------
                                     330                                               37,052           932         37,984
                                    ====                                             ========    ==========      =========
Short Term Bond                      125    U.S. Treasury 2-Year Note, 3/31/08       $ 26,257    $      395      $  26,652
                                    ====                                             ========    ==========      =========

                       See notes to financial statements.

                                                               Fifth Third Funds
                                    Notes to Schedules of Investments, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

The table below reflects Dividend Growth's activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts during the period ended January 31, 2008.

                            Balance at    Options   Options      Balance at
    Number of Contracts   July 31, 2007   Written   Expired   January 31, 2008
                          -------------   -------   -------   ----------------
Dividend Growth                   0          155     (155)            0

    Premiums
Dividend Growth                  $0           17      (17)           $0

Open Credit Default Swaps as of January 31, 2008 (Amounts in thousands, except notional amount):

                                                                                                                      Unrealized
                                                              Buy/Sell   (Pay)/Receive                    Notional   Appreciation/
                       Counterparty       Contract Type      Protection    Fixed Rate   Expiration Date    Amount   (Depreciation)
                       ------------       -------------      ----------  -------------  ---------------  ---------  --------------
Total Return Bond       UBS Warburg  Dow Jones CDX N.A. IG9     Sell         0.60%         12/20/12      5,000,000      $(104)

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2008 (Unaudited)
(Amounts in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                  Small Cap    Mid Cap     Quality     Dividend
                                                                   Growth      Growth       Growth      Growth
                                                                  ---------   ---------   ---------   ---------
Assets:
Investments, at cost                                              $  81,502   $ 268,756   $ 509,655   $  20,016
Net unrealized appreciation/(depreciation)                            6,220      40,842      91,118       2,291
                                                                  ---------   ---------   ---------   ---------
Investments, at value                                                87,722     309,598     600,773      22,307
Investment in affiliates, at value (cost $--, $8,666, $9,811,
     $251, $959, $1,146, $9,245, $14,463, $2,035, $4,674, and
     $7,078; respectively)                                               --       8,666       9,811         251
                                                                  ---------   ---------   ---------   ---------
   Total Investments                                                 87,722     318,264     610,584      22,558
Interest, dividends and other receivables                                28         103         319          14
Receivable for investments sold                                       4,889       9,044       4,699          --
Receivable for Fund shares sold                                          17           3          46          --^
Receivable for variation margin on futures contracts                     --          --          --          --
Receivable from Advisor and affiliates                                   --          --          --           5
Prepaid expenses and other assets                                        --          52           8          21
                                                                  ---------   ---------   ---------   ---------
   Total Assets                                                      92,656     327,466     615,656      22,598
                                                                  ---------   ---------   ---------   ---------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
     $--, $--, $--, $--, $60,829, $--, and $--; respectively)            --          --          --          --
Cash Overdraft                                                          437          --          --          --
Distributions payable                                                    --          --          --          --
Payable for investments purchased                                     1,050      16,114       8,680          --
Payable for Fund shares redeemed                                         11         234         256           6
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                     60         256         488          --
   Distribution and administrative servicing fee                          4          11          29           2
   Payable for dividends on securities sold short                        --          --          --          --
   Other                                                                 60          82         168          25
                                                                  ---------   ---------   ---------   ---------
   Total Liabilities                                                  1,622      16,697       9,621          33
                                                                  ---------   ---------   ---------   ---------
Net Assets:
Paid-in Capital                                                      85,607     305,680     516,911      33,613
Accumulated net investment income/(loss)                               (412)       (806)       (207)        (84)
Accumulated net realized gain/(loss) from investment
     transactions, futures and foreign currency                        (381)    (34,947)     (1,787)    (13,255)
Net unrealized appreciation/(depreciation) on
     investments, futures and foreign currency                        6,220      40,842      91,118       2,291
                                                                  ---------   ---------   ---------   ---------
   Net Assets                                                     $  91,034   $ 310,769   $ 606,035   $  22,565
                                                                  =========   =========   =========   =========
Net Assets:
   Institutional Shares                                           $  76,372   $ 277,747   $ 510,897   $  18,524
   Class A Shares                                                    13,293      26,999      82,649       3,436
   Class B Shares                                                     1,031       5,236      10,453         305
   Class C Shares                                                       338         787       2,036         300
   Select Shares                                                         NA          NA          NA          NA
   Preferred Shares                                                      NA          NA          NA          NA
   Trust Shares                                                          NA          NA          NA          NA
                                                                  ---------   ---------   ---------   ---------
   Total                                                          $  91,034   $ 310,769   $ 606,035   $  22,565
                                                                  =========   =========   =========   =========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                               9,343      21,935      30,939         735
   Class A Shares                                                     1,741       2,214       5,138         139
   Class B Shares                                                       147         461         688          13
   Class C Shares                                                        48          74         138          13
   Select Shares                                                         NA          NA          NA          NA
   Preferred Shares                                                      NA          NA          NA          NA
   Trust Shares                                                          NA          NA          NA          NA
                                                                  ---------   ---------   ---------   ---------
   Total                                                             11,279      24,684      36,903         900
                                                                  =========   =========   =========   =========
Net Asset Value+
   Institutional Shares                                           $    8.17   $   12.66   $   16.51   $   25.21
                                                                  =========   =========   =========   =========
   Class A Shares - redemption price per share                    $    7.64   $   12.19   $   16.09   $   24.78
                                                                  =========   =========   =========   =========
   Class B Shares - offering price per share*                     $    7.03   $   11.35   $   15.19   $   24.04
                                                                  =========   =========   =========   =========
   Class C Shares - offering price per share*                     $    7.04   $   10.63   $   14.73   $   23.40
                                                                  =========   =========   =========   =========
   Select Shares                                                         NA          NA          NA          NA
                                                                  =========   =========   =========   =========
   Preferred Shares                                                      NA          NA          NA          NA
                                                                  =========   =========   =========   =========
   Trust Shares                                                          NA          NA          NA          NA
                                                                  =========   =========   =========   =========
Maximum Sales Charge
   Class A Shares                                                      5.00%       5.00%       5.00%       5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge) of net asset value adjusted to the nearest cent)
     per share
   Class A Shares                                                 $    8.04   $   12.83   $   16.94   $   26.08
                                                                  =========   =========   =========   =========

----------
(a)   Formerly Multi Cap Value

*     Redemption price per share varies by length of time shares are held.

^     Represents fewer than five hundred dollars.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                    January 31, 2008 (Unaudited)
                                (Amounts in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                      Disciplined
                                                                  Micro Cap   Small Cap    All Cap     Large Cap
                                                                    Value       Value     Value (a)      Value
                                                                  ---------   ---------   ---------   -----------
Assets:
Investments, at cost                                              $  48,301   $  87,696   $ 221,922   $   506,178
Net unrealized appreciation/(depreciation)                           (3,097)     (4,288)     38,271        59,157
                                                                  ---------   ---------   ---------   -----------
Investments, at value                                                45,204      83,408     260,193       565,335
Investment in affiliates, at value (cost $--, $8,666, $9,811,
     $251, $959, $1,146, $9,245, $14,463, $2,035, $4,674, and
     $7,078; respectively)                                              959       1,146       9,245        14,463
                                                                  ---------   ---------   ---------   -----------
   Total Investments                                                 46,163      84,554     269,438       579,798
Interest, dividends and other receivables                                14          27         400           871
Receivable for investments sold                                         856       1,471          --         3,729
Receivable for Fund shares sold                                          51          53         243         1,473
Receivable for variation margin on futures contracts                     --          --          --            --
Receivable from Advisor and affiliates                                   --          --          --            --
Prepaid expenses and other assets                                        38          34          32            25
                                                                  ---------   ---------   ---------   -----------
   Total Assets                                                      47,122      86,139     270,113       585,896
                                                                  ---------   ---------   ---------   -----------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
     $--, $--, $--, $--, $60,829, $--, and $--; respectively)            --          --          --            --
Cash Overdraft                                                           --          --          --            --
Distributions payable                                                    --          --          --            --
Payable for investments purchased                                       396          --          --            --
Payable for Fund shares redeemed                                        105          98         802           858
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                     72          59         223           444
   Distribution and administrative servicing fee                          7           1          38            50
   Payable for dividends on securities sold short                        --          --          --            --
   Other                                                                126          64         174            42
                                                                  ---------   ---------   ---------   -----------
   Total Liabilities                                                    706         222       1,237         1,394
                                                                  ---------   ---------   ---------   -----------
Net Assets:
Paid-in Capital                                                      51,419      87,269     219,447       517,545
Accumulated net investment income/(loss)                                 31         (21)       (212)          243
Accumulated net realized gain/(loss) from investment
     transactions, futures and foreign currency                      (1,937)      2,957      11,370         7,557
Net unrealized appreciation/(depreciation) on
     investments, futures and foreign currency                       (3,097)     (4,288)     38,271        59,157
                                                                  ---------   ---------   ---------   -----------
   Net Assets                                                     $  46,416   $  85,917   $ 268,876   $   584,502
                                                                  =========   =========   =========   ===========
Net Assets:
   Institutional Shares                                           $  28,827   $  82,288   $ 178,097   $   553,985
   Class A Shares                                                    12,220       2,200      61,990        23,434
   Class B Shares                                                     3,488         878      19,235         4,931
   Class C Shares                                                     1,881         551       9,554         2,152
   Select Shares                                                         NA          NA          NA            NA
   Preferred Shares                                                      NA          NA          NA            NA
   Trust Shares                                                          NA          NA          NA            NA
                                                                  ---------   ---------   ---------   -----------
   Total                                                          $  46,416   $  85,917   $ 268,876   $   584,502
                                                                  =========   =========   =========   ===========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                               7,810       4,944       8,893        43,875
   Class A Shares                                                     3,562         134       3,147         1,862
   Class B Shares                                                     1,118          55       1,021           387
   Class C Shares                                                       602          35         508           173
   Select Shares                                                         NA          NA          NA            NA
   Preferred Shares                                                      NA          NA          NA            NA
   Trust Shares                                                          NA          NA          NA            NA
                                                                  ---------   ---------   ---------   -----------
   Total                                                             13,092       5,168      13,569        46,297
                                                                  =========   =========   =========   ===========
Net Asset Value+
   Institutional Shares                                           $    3.69   $   16.64   $   20.03   $     12.63
                                                                  =========   =========   =========   ===========
   Class A Shares - redemption price per share                    $    3.43   $   16.47   $   19.70   $     12.59
                                                                  =========   =========   =========   ===========
   Class B Shares - offering price per share*                     $    3.12   $   15.82   $   18.84   $     12.73
                                                                  =========   =========   =========   ===========
   Class C Shares - offering price per share*                     $    3.12   $   15.78   $   18.80   $     12.46
                                                                  =========   =========   =========   ===========
   Select Shares                                                         NA          NA          NA            NA
                                                                  =========   =========   =========   ===========
   Preferred Shares                                                      NA          NA          NA            NA
                                                                  =========   =========   =========   ===========
   Trust Shares                                                          NA          NA          NA            NA
                                                                  =========   =========   =========   ===========
Maximum Sales Charge
   Class A Shares                                                      5.00%       5.00%       5.00%         5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge) of net asset value adjusted to the nearest cent)
     per share
   Class A Shares                                                 $    3.61   $   17.34   $   20.74   $     13.25
                                                                  =========   =========   =========   ===========

                                                                  Structured
                                                                   Large Cap    Equity
                                                                     Plus        Index      Balanced
                                                                  ----------   ---------   ---------
Assets:
Investments, at cost                                              $  220,706   $ 157,677   $  28,301
Net unrealized appreciation/(depreciation)                              (658)    219,481       2,695
                                                                  ----------   ---------   ---------
Investments, at value                                                220,048     377,158      30,996
Investment in affiliates, at value (cost $--, $8,666, $9,811,
     $251, $959, $1,146, $9,245, $14,463, $2,035, $4,674, and
     $7,078; respectively)                                             2,035       4,674       7,078
                                                                  ----------   ---------   ---------
   Total Investments                                                 222,083     381,832      38,074
Interest, dividends and other receivables                                185         442          73
Receivable for investments sold                                           --          --       1,634
Receivable for Fund shares sold                                           --^        385          --^
Receivable for variation margin on futures contracts                      48          99          --
Receivable from Advisor and affiliates                                   115          --          --
Prepaid expenses and other assets                                         24          33          67
                                                                  ----------   ---------   ---------
   Total Assets                                                      222,455     382,791      39,848
                                                                  ----------   ---------   ---------
Liabilities:
Securities sold short at value (Proceeds $--, $--, $--, $--
     $--, $--, $--, $--, $60,829, $--, and $--; respectively)         52,246          --          --
Cash Overdraft                                                            --          --          --
Distributions payable                                                     --          --^         --
Payable for investments purchased                                         --          --       2,120
Payable for Fund shares redeemed                                          25         472          66
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                      --          11           1
   Distribution and administrative servicing fee                           5          40          10
   Payable for dividends on securities sold short                        214          --          --
   Other                                                                  81          79          32
                                                                  ----------   ---------   ---------
   Total Liabilities                                                  52,571         602       2,229
                                                                  ----------   ---------   ---------
Net Assets:
Paid-in Capital                                                      170,298     171,979      72,917
Accumulated net investment income/(loss)                                 701         397        (122)
Accumulated net realized gain/(loss) from investment
     transactions, futures and foreign currency                       (8,907)     (9,467)    (37,871)
Net unrealized appreciation/(depreciation) on
     investments, futures and foreign currency                         7,792     219,280       2,695
                                                                  ----------   ---------   ---------
   Net Assets                                                     $  169,884   $ 382,189   $  37,619
                                                                  ==========   =========   =========
Net Assets:
   Institutional Shares                                           $  152,728   $ 179,344   $  12,926
   Class A Shares                                                     16,166      60,582      18,219
   Class B Shares                                                        898       3,463       5,431
   Class C Shares                                                         92       1,908       1,043
   Select Shares                                                          NA      12,549          NA
   Preferred Shares                                                       NA      62,796          NA
   Trust Shares                                                           NA      61,547          NA
                                                                  ----------   ---------   ---------
   Total                                                          $  169,884   $ 382,189   $  37,619
                                                                  ==========   =========   =========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                9,658       6,866         951
   Class A Shares                                                      1,037       2,327       1,347
   Class B Shares                                                         58         134         406
   Class C Shares                                                          6          73          78
   Select Shares                                                          NA         481          NA
   Preferred Shares                                                       NA       2,405          NA
   Trust Shares                                                           NA       2,357          NA
                                                                  ----------   ---------   ---------
   Total                                                              10,759      14,643       2,782
                                                                  ==========   =========   =========
Net Asset Value+
   Institutional Shares                                           $    15.81   $   26.12   $   13.60
                                                                  ==========   =========   =========
   Class A Shares - redemption price per share                    $    15.59   $   26.03   $   13.52
                                                                  ==========   =========   =========
   Class B Shares - offering price per share*                     $    15.55   $   25.88   $   13.36
                                                                  ==========   =========   =========
   Class C Shares - offering price per share*                     $    15.55   $   25.91   $   13.35
                                                                  ==========   =========   =========
   Select Shares                                                          NA   $   26.11          NA
                                                                  ==========   =========   =========
   Preferred Shares                                                       NA   $   26.11          NA
                                                                  ==========   =========   =========
   Trust Shares                                                           NA   $   26.12          NA
                                                                  ==========   =========   =========
Maximum Sales Charge
   Class A Shares                                                       5.00%       5.00%       5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge) of net asset value adjusted to the nearest cent)
     per share
   Class A Shares                                                 $    16.41   $   27.40   $   14.23
                                                                  ==========   =========   =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2008 (Unaudited)
(Amounts in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                                      LifeModel
                                                                       International   Strategic     LifeModel        Moderately
                                                                           Equity        Income    Aggressive(SM)   Aggressive(SM)
                                                                       -------------   ---------   --------------   --------------
Assets:
Investments, at cost                                                   $     463,390   $ 128,605   $           --   $           --
Net unrealized appreciation/(depreciation)                                     7,163      (3,446)              --               --
                                                                       -------------   ---------   --------------   --------------
Investments, at value                                                        470,553     125,159               --               --
Investment in affiliates, at value (cost $20,862, $3,819,
   $169,364, $290,072, $467,298, $88,426, $53,743, $936, $11,648,
   $4,625, and $--; respectively)                                             20,862       3,819          181,971          313,208
                                                                       -------------   ---------   --------------   --------------
   Total Investments                                                         491,415     128,978          181,971          313,208
Cash collateral for futures                                                    2,028          --               --               --
Foreign currency, at value (cost $884, $--, $--, $--, $--,
   $--, $--, $--, $--, $-- and $--; respectively)                                888          --               --               --
Interest, dividends and other receivables                                        319         840                1                3
Receivable for investments sold                                                   --          --               --               --
Receivable for Fund shares sold                                                  155         128              275              410
Receivable for variation margin on futures contracts                             191          --               --               --
Reclaims receivable                                                              404          --               --               --
Prepaid expenses and other assets                                                 86          82               27               26
                                                                       -------------   ---------   --------------   --------------
   Total Assets                                                              495,486     130,028          182,274          313,647
                                                                       -------------   ---------   --------------   --------------
Liabilities:
Cash overdraft                                                                    24          --               --               --
Distributions payable                                                             --         405               --                1
Payable for investments purchased                                                 --          --               --               --
Payable for Fund shares redeemed                                                 153          91               73              648
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                             451          36               17                7
   Distribution and administrative servicing fee                                  10          16               27               75
Unrealized depreciation on credit default swap agreements                         --          --               --               --
   Other                                                                          75          72               77              132
                                                                       -------------   ---------   --------------   --------------
   Total Liabilities                                                             713         620              194              863
                                                                       -------------   ---------   --------------   --------------
Net Assets:
Paid-in Capital                                                              425,146     133,451          156,506          272,107
Accumulated net investment income/(loss)                                      (4,830)       (507)          (3,017)          (3,658)
Accumulated net realized gain/(loss) from investment
   transactions, futures, swaps and foreign currency                          69,787         (90)          15,984           21,199
Net unrealized appreciation/(depreciation) on
   investments, futures, swaps and foreign currency                            4,670      (3,446)          12,607           23,136
                                                                       -------------   ---------   --------------   --------------
   Net Assets                                                          $     494,773   $ 129,408   $      182,080   $      312,784
                                                                       =============   =========   ==============   ==============
Net Assets:
   Institutional Shares                                                $     464,735   $  95,669   $      110,320   $      138,828
   Class A Shares                                                             26,722      19,471           53,200          116,772
   Class B Shares                                                              2,377       1,244           15,846           49,859
   Class C Shares                                                                939      13,024            2,714            7,325
                                                                       -------------   ---------   --------------   --------------
   Total                                                               $     494,773   $ 129,408   $      182,080   $      312,784
                                                                       =============   =========   ==============   ==============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                       34,604       8,960            7,668           10,217
   Class A Shares                                                              1,989       1,827            3,715            8,609
   Class B Shares                                                                180         117            1,134            3,695
   Class C Shares                                                                 74       1,232              194              543
                                                                       -------------   ---------   --------------   --------------
   Total                                                                      36,847      12,136           12,711           23,064
                                                                       =============   =========   ==============   ==============
Net Asset Value+
   Institutional Shares                                                $       13.43   $   10.68   $        14.39   $        13.59
                                                                       =============   =========   ==============   ==============
   Class A Shares - redemption price per share                         $       13.43   $   10.65   $        14.32   $        13.56
                                                                       =============   =========   ==============   ==============
   Class B Shares - offering price per share*                          $       13.18   $   10.65   $        13.98   $        13.49
                                                                       =============   =========   ==============   ==============
   Class C Shares - offering price per share*                          $       12.80   $   10.57   $        13.96   $        13.49
                                                                       =============   =========   ==============   ==============
Maximum Sales Charge
   Class A Shares                                                               5.00%       5.00%            5.00%            5.00%
Maximum Offering Price (100%/(100%-Maximum sales charge) of net asset value adjusted to the nearest cent) per share
   Class A Shares                                                      $       14.14   $   11.21   $        15.07   $        14.27
                                                                       =============   =========   ==============   ==============

----------
(a)   Formerly the Bond Fund

*     Redemption price per share varies by length of time shares are held.

^     Represents fewer than five hundred dollars.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                            Statements of Assets and Liabilities
                                                    January 31, 2008 (Unaudited)
                                (Amounts in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                   LifeModel
                                    LifeModel      Moderately         LifeModel     High Yield  Total Return  Short Term  Municipal
                                  Moderate(SM)  Conservative(SM)  Conservative(SM)     Bond       Bond (a)       Bond       Bond
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
Assets:
Investments, at cost              $         --  $             --  $             --  $   54,402  $    701,121  $  264,432  $  40,139
Net unrealized appreciation/
   (depreciation)                           --                --                --      (3,426)      (13,832)      3,470      1,542
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
Investments, at value                       --                --                --      50,976       687,289     267,902     41,681
Investment in affiliates, at
   value (cost $20,862, $3,819,
   $169,364, $290,072, $467,298,
   $88,426, $53,743, $936,
   $11,648, $4,625,
   and $--; respectively)              480,922            92,699            53,914         936        11,648       4,625         --
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Total Investments                   480,922            92,699            53,914      51,912       698,937     272,527     41,681
Cash collateral for futures                 --                --                --          --           385         100         --
Foreign currency, at value
(cost $884, $--, $--, $--,
   $--, $--, $--, $--, $--,
   $-- and $--; respectively)               --                --                --          --            --          --         --
Interest, dividends and other
   receivables                               1                 3                 2       1,130         4,744       1,638        500
Receivable for investments sold             --                --                --          92           116         119        460
Receivable for Fund shares sold            240               177               203          44            79         227        103
Receivable for variation margin
   on futures contracts                     --                --                --          --           199          49         --
Reclaims receivable                         --                --                --          --            --          --         --
Prepaid expenses and other
   assets                                   31                20                20          38            47          --         22
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Total Assets                        481,194            92,899            54,139      53,216       704,507     274,660     42,766
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
Liabilities:
Cash overdraft                              --                --                --          --            --          --         --
Distributions payable                       --                --                --          --            --          --         --
Payable for investments
   purchased                                --                --                --         102         4,223          --         --
Payable for Fund shares
   redeemed                                395               233               112          --^          211         103        103
Accrued expenses and other
   payables:
   Payable to Advisor and
      affiliates                            56                13                11          35           382         119          8
   Distribution and
      administrative servicing
      fee                                   57                23                12          --^            9           2          1
Unrealized depreciation on
credit default swap agreements              --                --                --          --           104          --         --
   Other                                   155                39                27          36           127          68         32
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Total Liabilities                       663               308               162         173         5,056         292        144
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
Net Assets:
Paid-in Capital                        448,338            85,561            53,332      57,075       758,166     293,951     41,069
Accumulated net investment
   income/(loss)                        (3,412)             (469)              (36)        (35)           38        (136)         2
Accumulated net realized
   gain/(loss) from investment
   transactions, futures, swaps
   and foreign currency                 21,981             3,226               509        (571)      (45,751)    (23,313)         9
Net unrealized appreciation/
   (depreciation) on
   investments, futures, swaps
   and foreign currency                 13,624             4,273               172      (3,426)      (13,002)      3,866      1,542
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Net Assets                     $    480,531  $         92,591  $         53,977  $   53,043  $    699,451  $  274,368  $  42,622
                                  ============  ================  ================  ==========  ============  ==========  =========
Net Assets:
   Institutional Shares           $    350,349  $         41,353  $         27,931  $   52,649  $    668,065  $  264,952  $  40,609
   Class A Shares                       85,954            32,041            14,880         183        25,816       9,239      1,275
   Class B Shares                       39,029            16,626             8,645          84         3,806          NA        708
   Class C Shares                        5,199             2,571             2,521         127         1,764         177         30
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Total                          $    480,531  $         92,591  $         53,977  $   53,043  $    699,451  $  274,368  $  42,622
                                  ============  ================  ================  ==========  ============  ==========  =========
Shares of beneficial interest
   outstanding
(Unlimited number of shares
   authorized, no par value):
   Institutional Shares                 28,926             3,779             2,657       5,573        67,776      27,839      4,301
   Class A Shares                        7,106             2,932             1,418          19         2,620         971        135
   Class B Shares                        3,245             1,527               826           9           386          NA         75
   Class C Shares                          432               236               241          13           179          19          3
                                  ------------  ----------------  ----------------  ----------  ------------  ----------  ---------
   Total                                39,709             8,474             5,142       5,614        70,961      28,829      4,514
                                  ============  ================  ================  ==========  ============  ==========  =========
Net Asset Value+
   Institutional Shares           $      12.11  $          10.94  $          10.51  $     9.45  $       9.86  $     9.52  $    9.44
                                  ============  ================  ================  ==========  ============  ==========  =========
   Class A Shares - redemption
      price per share             $      12.10  $          10.93  $          10.49  $     9.43  $       9.85  $     9.51  $    9.49
                                  ============  ================  ================  ==========  ============  ==========  =========
   Class B Shares - offering
      price per share*            $      12.03  $          10.89  $          10.47  $     9.44  $       9.86          NA  $    9.41
                                  ============  ================  ================  ==========  ============  ==========  =========
   Class C Shares - offering
       price per share*           $      12.04  $          10.90  $          10.48  $     9.44  $       9.87  $     9.51  $    9.44
                                  ============  ================  ================  ==========  ============  ==========  =========
Maximum Sales Charge
   Class A Shares                         5.00%             5.00%             5.00%       5.00%         4.75%       4.75%      3.50%
Maximum Offering Price
   (100%/(100%-Maximum sales
   charge) of net asset value
   adjusted to the nearest
   cent) per share
   Class A Shares                 $      12.74  $          11.51  $          11.04  $     9.93  $      10.34  $     9.98  $    9.83
                                  ============  ================  ================  ==========  ============  ==========  =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2008 (Unaudited)
(Amounts in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                            Intermediate      Ohio      Michigan
                                                              Municipal    Municipal   Municipal
                                                                Bond          Bond        Bond
                                                            ------------   ---------   ---------
Assets:
Investments, at cost                                        $    141,278   $  92,798   $  49,833
Net unrealized appreciation                                        5,514       3,130       1,059
                                                            ------------   ---------   ---------
Investments, at value                                            146,792      95,928      50,892
Interest, dividends and other receivables                          1,306         887         534
Receivable for investments sold                                       --       3,221          --
Prepaid expenses and other assets                                     37          --          32
                                                            ------------   ---------   ---------
     Total Assets                                                148,135     100,036      51,458
                                                            ------------   ---------   ---------
Liabilities:
Payable for investments purchased                                  1,856       1,486       2,502
Payable for Fund shares redeemed                                      43         386          --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                  57          46          13
   Distribution and administrative servicing fee                       1           5           1
   Other                                                              83          72          54
                                                            ------------   ---------   ---------
   Total Liabilities                                               2,040       1,995       2,570
                                                            ------------   ---------   ---------
Net Assets:
Paid-in Capital                                                  140,483      94,799      48,188
Accumulated net investment income/(loss)                             (26)         56         (13)
Accumulated net realized gain/(loss) from investment
     transactions                                                    124          56        (346)
Net unrealized appreciation on investments                         5,514       3,130       1,059
                                                            ------------   ---------   ---------
     Net Assets                                             $    146,095   $  98,041   $  48,888
                                                            ============   =========   =========
Net Assets:
   Institutional Shares                                     $    143,501   $  81,216   $  43,645
   Class A Shares                                                  2,121      13,774       4,573
   Class B Shares                                                    374       2,396         573
   Class C Shares                                                     99         655          97
                                                            ------------   ---------   ---------
   Total                                                    $    146,095   $  98,041   $  48,888
                                                            ============   =========   =========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                           14,073       7,972       4,286
   Class A Shares                                                    208       1,351         450
   Class B Shares                                                     36         241          56
   Class C Shares                                                     10          64          10
                                                            ------------   ---------   ---------
   Total                                                          14,327       9,628       4,802
                                                            ============   =========   =========
Net Asset Value+
   Institutional Shares                                     $      10.20   $   10.19   $   10.18
                                                            ============   =========   =========
   Class A Shares - redemption price per share              $      10.20   $   10.20   $   10.17
                                                            ============   =========   =========
   Class B Shares - offering price per share*               $      10.19   $    9.95   $   10.17
                                                            ============   =========   =========
   Class C Shares - offering price per share*               $      10.20   $   10.15   $   10.18
                                                            ============   =========   =========
Maximum Sales Charge
   Class A Shares                                                   4.75%       4.75%       4.75%
Maximum Offering Price (100%/(100%-Maximum sales
   charge) of net asset value adjusted to the nearest
   cent) per share
   Class A Shares                                           $      10.71   $   10.71   $   10.68
                                                            ============   =========   =========

----------
*     Redemption price per share varies by length of time shares are held.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                           For the six months ended January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                   Small Cap    Mid Cap     Quality
                                                                    Growth       Growth      Growth
                                                                   ---------   ---------   --------
Investment Income:
Dividend income                                                    $     143   $     914   $  3,578
Income from affiliates                                                    94         295        263
Foreign tax withholding                                                   --          --         (2)
                                                                   ---------   ---------   --------
     Total Investment Income                                             237       1,209      3,839
                                                                   ---------   ---------   --------
Expenses:
Investment advisory fees                                                 424       1,376      2,651
Administration fees                                                      105         298        574
Distribution servicing fees - Class A Shares                              19          36        116
Distribution servicing fees - Class B Shares                               6          29         58
Distribution servicing fees - Class C Shares                               2           3          8
Distribution servicing fees - Advisor Shares                               1           1          3
Administrative servicing fees - Class C Shares                             1           1          3
Accounting Fees                                                           38          56         85
Registration and filing fees                                              22          24         29
Transfer and dividend disbursing agent fees                               33          64        158
Custody fees                                                              11          11         18
Trustees' fees and expenses                                                5          12         22
Other expenses                                                            22          62        108
                                                                   ---------   ---------   --------
   Total expenses                                                        689       1,973      3,833
                                                                   ---------   ---------   --------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                           (48)        (28)      (113)
                                                                   ---------   ---------   --------
   Net Expenses                                                          641       1,945      3,720
                                                                   ---------   ---------   --------

   Net Investment Income/(Loss)                                         (404)       (736)       119
                                                                   ---------   ---------   --------

Realized and Unrealized Gains/(Losses) from Investments:
Net realized gains on investment transactions                         11,709      16,788     14,025
Change in unrealized appreciation/depreciation on investments        (20,572)    (38,023)     2,870
                                                                   ---------   ---------   --------

Net realized and unrealized gains/(losses) on investments             (8,863)    (21,235)    16,895
                                                                   ---------   ---------   --------
Change in net assets resulting from operations                     $  (9,267)  $ (21,971)  $ 17,014
                                                                   =========   =========   ========

                       See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------


                                                               Dividend   Micro Cap   Small Cap    All Cap
                                                                Growth      Value       Value       Value
                                                               --------   ---------   ---------   ---------
Investment Income:
Interest income                                                $     --   $      --   $      --   $      --
Dividend income                                                     226         472       1,041       3,879
Income from affiliates                                                7          62          59         180
Foreign tax withholding                                              --          --          (5)         --^
Other income                                                         --          --          --          --
                                                               --------   ---------   ---------   ---------
     Total Investment Income                                        233         534       1,095       4,059
                                                               --------   ---------   ---------   ---------

Expenses:
Investment advisory fees                                             95         327         477       1,606
Administration fees                                                  20          56          92         278
Distribution servicing fees - Class A Shares                          5          14           3          68
Distribution servicing fees - Class B Shares                          2          22           5         112
Distribution servicing fees - Class C Shares                          1           9           2          36
Distribution servicing fees - Advisor Shares                         --^         14           1          52
Administrative servicing fees - Class C Shares                       --^          3           1          12
Administrative servicing fees - Select Shares                        --          --          --          --
Administrative servicing fees - Preferred Shares                     --          --          --          --
Administrative servicing fees - Trust Shares                         --          --          --          --
Accounting Fees                                                      36          37          37          55
Registration and filing fees                                         22          23          13          21
Transfer and dividend disbursing agent fees                          17          42          24          88
Custody fees                                                          7          49           8          11
Trustees' fees and expenses                                           1           3           4          11
Dividends on securities sold short                                   --          --          --          --
Other expenses                                                        3          39          26         132
                                                               --------   ---------   ---------   ---------
   Total expenses                                                   209         638         693       2,482
                                                               --------   ---------   ---------   ---------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                     (115)       (135)        (49)       (291)
                                                               --------   ---------   ---------   ---------
   Net Expenses                                                      94         503         644       2,191
                                                               --------   ---------   ---------   ---------

   Net Investment Income                                            139          31         451       1,868
                                                               --------   ---------   ---------   ---------

Realized and Unrealized Gains/(Losses) from
     Investments, Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and
     foreign currency transactions                                  501       3,532       4,392      17,907
Net realized losses on futures transactions                          --          --          --          --
Realized gain distributions from underlying funds                    --          --          --          --
Change in unrealized appreciation/depreciation on
     investments, futures and foreign currency                     (656)    (13,140)    (11,186)    (47,144)
                                                               --------   ---------   ---------   ---------

Net realized and unrealized gains/(losses) on investments,
     options, futures and foreign currency                         (155)     (9,608)     (6,794)    (29,237)
                                                               --------   ---------   ---------   ---------
Change in net assets resulting from operations                 $    (16)  $  (9,577)  $  (6,343)  $ (27,369)
                                                               ========   =========   =========   =========

----------
^     Represents fewer than five hundred dollars.

#     Represents income from affiliates.

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                           For the six months ended January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------


                                                               Disciplined   Structured
                                                                Large Cap     Large Cap     Equity
                                                                  Value         Plus         Index    Balanced
                                                               -----------   ----------   ---------   --------
Investment Income:
Interest income                                                $        --   $       --   $      --   $    459
Dividend income                                                      9,013        2,079       4,241        240
Income from affiliates                                                 387          108         171         27
Foreign tax withholding                                                 --           --          --         --
Other income                                                             1           --           1          1
                                                               -----------   ----------   ---------   --------
     Total Investment Income                                         9,401        2,187       4,413        727
                                                               -----------   ----------   ---------   --------

Expenses:
Investment advisory fees                                             2,676          690         633        200
Administration fees                                                    579          171         365         43
Distribution servicing fees - Class A Shares                            35           23          83         29
Distribution servicing fees - Class B Shares                            28            5          20         30
Distribution servicing fees - Class C Shares                             9            1           8          4
Distribution servicing fees - Advisor Shares                             1            1           3         --^
Administrative servicing fees - Class C Shares                           3           --^          3          2
Administrative servicing fees - Select Shares                           --           --           6         --
Administrative servicing fees - Preferred Shares                        --           --          52         --
Administrative servicing fees - Trust Shares                            --           --          85         --
Accounting Fees                                                         85           43          85         42
Registration and filing fees                                            29           23          25         22
Transfer and dividend disbursing agent fees                             87           38          64         37
Custody fees                                                            13           12          19         10
Trustees' fees and expenses                                             20            7          13          2
Dividends on securities sold short                                      --          466          --         --
Other expenses                                                          91          367          83          8
                                                               -----------   ----------   ---------   --------
   Total expenses                                                    3,656        1,847       1,547        429
                                                               -----------   ----------   ---------   --------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                        (207)        (373)       (887)      (124)
                                                               -----------   ----------   ---------   --------
   Net Expenses                                                      3,449        1,474         660        305
                                                               -----------   ----------   ---------   --------

   Net Investment Income                                             5,952          713       3,753        422
                                                               -----------   ----------   ---------   --------

Realized and Unrealized Gains/(Losses) from
     Investments, Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and
     foreign currency transactions                                  18,069       (2,349)     11,406      2,544
Net realized losses on futures transactions                             --         (200)       (887)        --
Realized gain distributions from underlying funds                       --           --          --         --
Change in unrealized appreciation/depreciation on
     investments, futures and foreign currency                     (58,582)      (8,404)    (31,962)      (748)
                                                               -----------   ----------   ---------   --------

Net realized and unrealized gains/(losses) on investments,
     options, futures and foreign currency                         (40,513)     (10,953)    (21,443)     1,796
                                                               -----------   ----------   ---------   --------
Change in net assets resulting from operations                 $   (34,561)  $  (10,240)  $ (17,690)  $  2,218
                                                               ===========   ==========   =========   ========

                                                               International   Strategic      LifeModel
                                                                   Equity        Income    Aggressive(SM)
                                                               -------------   ---------   --------------
Investment Income:
Interest income                                                $          38   $   1,711   $           --
Dividend income                                                        5,744       2,484               --
Income from affiliates                                                   179         179            1,973
Foreign tax withholding                                                 (218)         (5)              --
Other income                                                              --          --               --
                                                               -------------   ---------   --------------
     Total Investment Income                                           5,743       4,369            1,973
                                                               -------------   ---------   --------------

Expenses:
Investment advisory fees                                               2,566         724              150
Administration fees                                                      445         125              173
Distribution servicing fees - Class A Shares                              30          13               72
Distribution servicing fees - Class B Shares                              13           7               89
Distribution servicing fees - Class C Shares                               3          53               11
Distribution servicing fees - Advisor Shares                              16          27                2
Administrative servicing fees - Class C Shares                             1          18                4
Administrative servicing fees - Select Shares                             --          --               --
Administrative servicing fees - Preferred Shares                          --          --               --
Administrative servicing fees - Trust Shares                              --          --               --
Accounting Fees                                                          139          40               35
Registration and filing fees                                              26          20               15
Transfer and dividend disbursing agent fees                               71          37               56
Custody fees                                                             149           7                9
Trustees' fees and expenses                                               15           5                6
Dividends on securities sold short                                        --          --               --
Other expenses                                                            45          20               58
                                                               -------------   ---------   --------------
   Total expenses                                                      3,519       1,096              680
                                                               -------------   ---------   --------------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                          (109)       (287)            (423)
                                                               -------------   ---------   --------------
   Net Expenses                                                        3,410         809              257
                                                               -------------   ---------   --------------

   Net Investment Income                                               2,333       3,560            1,716
                                                               -------------   ---------   --------------

Realized and Unrealized Gains/(Losses) from
     Investments, Options, Futures and Foreign Currency:
Net realized gains/(losses) on investment, option and
     foreign currency transactions                                    90,932       2,378           (2,036)+
Net realized losses on futures transactions                           (3,033)         --               --
Realized gain distributions from underlying funds                         --          --           18,471+
Change in unrealized appreciation/depreciation on
     investments, futures and foreign currency                      (117,369)     (4,456)         (25,823)
                                                               -------------   ---------   --------------

Net realized and unrealized gains/(losses) on investments,
     options, futures and foreign currency                           (29,470)     (2,078)          (9,388)
                                                               -------------   ---------   --------------
Change in net assets resulting from operations                 $     (27,137)  $   1,482   $       (7,672)
                                                               =============   =========   ==============

                       See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                  LifeModel                       LifeModel
                                                                 Moderately      LifeModel        Moderately         LifeModel
                                                               Aggressive(SM)   Moderate(SM)   Conservative(SM)   Conservative(SM)
                                                               --------------   ------------   ----------------   ----------------
Investment Income:
Interest income                                                $           --   $         --   $             --   $             --
Dividend income                                                            --             --                 --                 --
Income from affiliates                                                  4,478          8,346              1,754              1,127
Other income                                                               --             --                 --                 --
                                                               --------------   ------------   ----------------   ----------------
     Total Investment Income                                            4,478          8,346              1,754              1,127
                                                               --------------   ------------   ----------------   ----------------

Expenses:
Investment advisory fees                                                  254            383                 74                 40
Administration fees                                                       294            442                 86                 47
Distribution servicing fees - Class A Shares                              158            115                 43                 18
Distribution servicing fees - Class B Shares                              277            211                 91                 46
Distribution servicing fees - Class C Shares                               32             22                 11                 11
Distribution servicing fees - Advisor Shares                                3              1                 --^                --^
Administrative servicing fees - Class C Shares                             11              7                  4                  3
Accounting Fees                                                            50             67                 31                 30
Registration and filing fees                                               20             20                 18                 18
Transfer and dividend disbursing agent fees                               102             94                 30                 19
Custody fees                                                               11             13                  7                  6
Trustees' fees and expenses                                                11             16                  3                  2
Other expenses                                                            100            104                 20                  9
                                                               --------------   ------------   ----------------   ----------------
   Total expenses                                                       1,323          1,495                418                249
                                                               --------------   ------------   ----------------   ----------------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                           (706)          (935)              (230)              (150)
   Distribution services - Class A Shares and Class B Shares
     waived                                                                --             --                 --                 --
                                                               --------------   ------------   ----------------   ----------------
   Net Expenses                                                           617            560                188                 99
                                                               --------------   ------------   ----------------   ----------------

   Net Investment Income                                                3,861          7,786              1,566              1,028
                                                               --------------   ------------   ----------------   ----------------

Realized and Unrealized Gains/(Losses) from
     Investments, Futures, Foreign Currency and Swaps:
Net realized gains/(losses) on investment and
     foreign currency transactions                                       (829)+       (2,005)+             (139)+             (221)+
Net realized gains on futures and swaps transactions                       --             --                 --                 --
Realized gain distributions from underlying funds                      24,039+        26,089+             4,028+             1,169+
Change in unrealized appreciation/depreciation on
     investments, futures, foreign currency and swaps                 (35,573)       (37,624)            (5,822)            (1,583)
                                                               --------------   ------------   ----------------   ----------------
Net realized and unrealized gains/(losses) on
     investments, futures, foreign currency and swaps                 (12,363)       (13,540)            (1,933)              (635)
                                                               --------------   ------------   ----------------   ----------------
Change in net assets resulting from operations                 $       (8,502)  $     (5,754)  $           (367)  $            393
                                                               ==============   ============   ================   ================

----------
(a)   Formerly the Bond Fund

^     Represents fewer than five hundred dollars.

#     Represents income from affiliates.

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                        Statements of Operations
                           For the six months ended January 31, 2008 (Unaudited)
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------


                                                               High Yield   Total Return   Short Term   Municipal
                                                                  Bond        Bond (a)        Bond         Bond
                                                               ----------   ------------   ----------   ---------
Investment Income:
Interest income                                                $    2,679   $     11,706   $    6,324   $     989
Dividend income                                                        --             --           --           6
Income from affiliates                                                 31            197           91          --
Other income                                                           --              3            7          --
                                                               ----------   ------------   ----------   ---------
     Total Investment Income                                        2,710         11,906        6,422         995
                                                               ----------   ------------   ----------   ---------

Expenses:
Investment advisory fees                                              232          1,277          687         125
Administration fees                                                    57            369          238          39
Distribution servicing fees - Class A Shares                            1             19           12           2
Distribution servicing fees - Class B Shares                            1             14           --           4
Distribution servicing fees - Class C Shares                           --^             3            1          --^
Distribution servicing fees - Advisor Shares                           --^            --^          --          --^
Administrative servicing fees - Class C Shares                         --^             1           --^         --^
Accounting Fees                                                        41             75           52          40
Registration and filing fees                                           13             24           25          17
Transfer and dividend disbursing agent fees                            14             56           39          12
Custody fees                                                            4             15           10           5
Trustees' fees and expenses                                             3              9            8           2
Other expenses                                                         16             44           34          11
                                                               ----------   ------------   ----------   ---------
   Total expenses                                                     382          1,906        1,106         257
                                                               ----------   ------------   ----------   ---------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                       (135)          (371)        (214)       (113)
   Distribution services - Class A Shares and Class B Shares
     waived                                                            --             --           --          --
                                                               ----------   ------------   ----------   ---------
   Net Expenses                                                       247          1,535          892         144
                                                               ----------   ------------   ----------   ---------

   Net Investment Income                                            2,463         10,371        5,530         851
                                                               ----------   ------------   ----------   ---------

Realized and Unrealized Gains/(Losses) from
     Investments, Futures, Foreign Currency and Swaps:
Net realized gains/(losses) on investment and
     foreign currency transactions                                   (120)          (903)         199          37
Net realized gains on futures and swaps transactions                   --          1,601           88          --
Realized gain distributions from underlying funds                      --             --           --          --
Change in unrealized appreciation/depreciation on
     investments, futures, foreign currency and swaps                (484)         9,324        5,668         784
                                                               ----------   ------------   ----------   ---------
Net realized and unrealized gains/(losses) on
     investments, futures, foreign currency and swaps                (604)        10,022        5,955         821
                                                               ----------   ------------   ----------   ---------
Change in net assets resulting from operations                 $    1,859   $     20,393   $   11,485   $   1,672
                                                               ==========   ============   ==========   =========

                                                               Intermediate     Ohio       Michigan
                                                                 Municipal    Municipal   Municipal
                                                                    Bond         Bond        Bond
                                                               ------------   ---------   ---------
Investment Income:
Interest income                                                $      3,150   $   2,077   $     867
Dividend income                                                          11          18           8
Income from affiliates                                                   --          --          --
Other income                                                             --          --          --
                                                               ------------   ---------   ---------
     Total Investment Income                                          3,161       2,095         875
                                                               ------------   ---------   ---------

Expenses:
Investment advisory fees                                                410         273         110
Administration fees                                                     129          86          42
Distribution servicing fees - Class A Shares                              2          18           6
Distribution servicing fees - Class B Shares                              2          13           3
Distribution servicing fees - Class C Shares                             --^          3          --^
Distribution servicing fees - Advisor Shares                             --          --          --
Administrative servicing fees - Class C Shares                           --^          1          --^
Accounting Fees                                                          46          40          41
Registration and filing fees                                             23          22          15
Transfer and dividend disbursing agent fees                              23          19          12
Custody fees                                                              9           7           5
Trustees' fees and expenses                                               5           3           2
Other expenses                                                           28          22          15
                                                               ------------   ---------   ---------
   Total expenses                                                       677         507         251
                                                               ------------   ---------   ---------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                         (178)        (80)        (76)
   Distribution services - Class A Shares and Class B Shares
     waived                                                              (1)         --          (2)
                                                               ------------   ---------   ---------
   Net Expenses                                                         498         427         173
                                                               ------------   ---------   ---------

   Net Investment Income                                              2,663       1,668         702
                                                               ------------   ---------   ---------

Realized and Unrealized Gains/(Losses) from
     Investments, Futures, Foreign Currency and Swaps:
Net realized gains/(losses) on investment and
     foreign currency transactions                                      179          27           4
Net realized gains on futures and swaps transactions                     --          --          --
Realized gain distributions from underlying funds                        --          --          --
Change in unrealized appreciation/depreciation on
     investments, futures, foreign currency and swaps                 3,873       2,646       1,397
                                                               ------------   ---------   ---------
Net realized and unrealized gains/(losses) on
     investments, futures, foreign currency and swaps                 4,052       2,673       1,401
                                                               ------------   ---------   ---------
Change in net assets resulting from operations                 $      6,715   $   4,341   $   2,103
                                                               ============   =========   =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                  Small Cap Growth              Mid Cap Growth
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended         ended         ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (a)        2007        2008 (a)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income/(loss)                               $      (404)   $    (959)   $      (736)   $  (1,962)
   Net realized gains on investment and option transactions        11,709       31,785         16,788       48,398
   Net change in unrealized appreciation/depreciation on
      investments                                                 (20,572)        (952)       (38,023)      15,159
   Increase from payment by the Advisor                                --           --             --          180
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                     (9,267)      29,874        (21,971)      61,775
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                                --           --             --           --
   Class A Shares                                                      --           --             --           --
   Class B Shares                                                      --           --             --           --
   Class C Shares                                                      --           --             --           --
   Advisor Shares                                                      --           --             --           --

Distributions from net realized gains:
   Institutional Shares                                           (33,960)     (28,825)       (43,019)     (66,351)
   Class A Shares                                                  (5,435)      (3,859)        (4,512)      (6,625)
   Class B Shares                                                    (452)        (318)          (931)      (1,326)
   Class C Shares                                                    (153)         (93)          (146)        (236)
   Advisor Shares                                                      --         (101)            --         (156)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions            (40,000)     (33,196)       (48,608)     (74,694)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions                9,508      (12,946)        31,845        1,410
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (39,759)     (16,268)       (38,734)     (11,509)
Net Assets:
   Beginning of period                                            130,793      147,061        349,503      361,012
                                                              -----------    ---------    -----------    ---------
   End of period                                              $    91,034    $ 130,793    $   310,769    $ 349,503
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $      (412)   $      (8)   $      (806)   $      --
                                                              ===========    =========    ===========    =========

----------
(a)   Unaudited

^     Represents fewer than five hundred dollars.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                   Quality Growth              Dividend Growth
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended         ended         ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (a)        2007        2008 (a)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income/(loss)                               $       119    $   3,278    $       139    $     520
   Net realized gains on investment and option transactions        14,025       95,370            501        1,314
   Net change in unrealized appreciation/depreciation on
      investments                                                   2,870       36,701           (656)       1,855
   Increase from payment by the Advisor                                --          748             --           66
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                     17,014      136,097            (16)       3,755
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                              (376)      (2,837)          (205)        (412)
   Class A Shares                                                      --         (377)           (38)         (76)
   Class B Shares                                                      --           (8)            (2)          (4)
   Class C Shares                                                      --           (1)            (2)          (4)
   Advisor Shares                                                      --           (5)            --^          --^

Distributions from net realized gains:
   Institutional Shares                                           (73,563)      (8,983)            --           --
   Class A Shares                                                 (12,509)      (1,649)            --           --
   Class B Shares                                                  (1,645)        (202)            --           --
   Class C Shares                                                    (335)         (47)            --           --
   Advisor Shares                                                      --          (35)            --           --
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions            (88,428)     (14,144)          (247)        (496)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions               33,791     (228,195)          (710)        (923)
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (37,623)    (106,242)          (973)       2,336
Net Assets:
   Beginning of period                                            643,658      749,900         23,538       21,202
                                                              -----------    ---------    -----------    ---------
   End of period                                              $   606,035    $ 643,658    $    22,565    $  23,538
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $      (207)   $      50    $       (84)   $      24
                                                              ===========    =========    ===========    =========

                                                                   Micro Cap Value             Small Cap Value
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended         ended         ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (a)        2007        2008 (a)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income/(loss)                               $        31    $     (34)   $       451    $     759
   Net realized gains on investment and option transactions         3,532       18,680          4,392       12,223
   Net change in unrealized appreciation/depreciation on
     investments                                                  (13,140)      (4,850)       (11,186)       1,351
   Increase from payment by the Advisor                                --           --             --           --
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                     (9,577)      13,796         (6,343)      14,333
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                                --         (409)          (890)        (510)
   Class A Shares                                                      --          (85)           (16)          (9)
   Class B Shares                                                      --           (8)            --           (2)
   Class C Shares                                                      --           (3)            --           (1)
   Advisor Shares                                                      --          (63)            --           (3)

Distributions from net realized gains:
   Institutional Shares                                           (14,389)     (14,807)       (12,044)     (15,397)
   Class A Shares                                                  (6,282)      (3,754)          (287)        (303)
   Class B Shares                                                  (1,766)      (1,399)          (131)        (155)
   Class C Shares                                                  (1,025)        (699)           (79)         (97)
   Advisor Shares                                                      --       (3,728)            --         (136)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions            (23,462)     (24,955)       (13,447)     (16,613)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions                 (864)     (27,752)       (10,063)      (4,132)
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (33,903)     (38,911)       (29,853)      (6,412)
Net Assets:
   Beginning of period                                             80,319      119,230        115,770      122,182
                                                              -----------    ---------    -----------    ---------
   End of period                                              $    46,416    $  80,319    $    85,917    $ 115,770
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $        31    $      --    $       (21)   $     434
                                                              ===========    =========    ===========    =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                 Disciplined
                                                                  All Cap Value (a)            Large Cap Value
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended         ended         ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (b)        2007        2008 (b)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income                                      $     1,868    $   4,463    $     5,952    $   9,685
   Net realized gains/(losses) on investment and foreign
      currency transactions                                        17,907       43,764         18,069       49,838
   Net realized gains/(losses) on futures transactions                 --           --             --           --
   Net change in unrealized appreciation/depreciation on
      investments, futures and foreign currency                   (47,144)      14,549        (58,582)      24,718
   Increase from payment by the Advisor                                --           --             --           97
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                    (27,369)      62,776        (34,561)      84,338
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                            (1,679)      (3,577)        (6,367)      (9,176)
   Class A Shares                                                    (422)        (487)          (246)        (333)
   Class B Shares                                                     (63)        (121)           (25)         (30)
   Class C Shares                                                     (35)         (35)           (11)         (11)
   Advisor Shares                                                     (72)        (307)            (1)          (3)
   Select Shares                                                       NA           NA             NA           NA
   Preferred Shares                                                    NA           NA             NA           NA
   Trust Shares                                                        NA           NA             NA           NA

Distributions from net realized gains:
   Institutional Shares                                           (30,183)     (37,807)       (39,371)     (83,952)
   Class A Shares                                                 (10,928)      (6,142)        (1,695)      (3,384)
   Class B Shares                                                  (3,268)      (3,665)          (347)        (819)
   Class C Shares                                                  (1,557)        (914)          (151)        (292)
   Advisor Shares                                                      --       (5,236)            --          (44)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions            (48,207)     (58,291)       (48,214)     (98,044)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions               11,373        4,696        (20,720)      89,070
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (64,203)       9,181       (103,495)      75,364
Net Assets:
   Beginning of period                                            333,079      323,898        687,997      612,633
                                                              -----------    ---------    -----------    ---------
   End of period                                              $   268,876    $ 333,079    $   584,502    $ 687,997
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $      (212)   $     191    $       243    $     941
                                                              ===========    =========    ===========    =========

----------
(a)   Formerly the Multi Cap Value Fund.

(b)   Unaudited

^     Represents fewer than five hundred dollars.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                    Structured
                                                                   Large Cap Plus               Equity Index
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended         ended         ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (b)        2007        2008 (b)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income                                      $       713    $   2,136    $     3,753    $   7,384
   Net realized gains/(losses) on investment and foreign
      currency transactions                                        (2,349)      26,176         11,406       20,348
   Net realized gains/(losses) on futures transactions               (200)       1,024           (887)       2,137
   Net change in unrealized appreciation/depreciation on
      investments, futures and foreign currency                    (8,404)        (724)       (31,962)      32,586
   Increase from payment by the Advisor                                --           --             --           --
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                    (10,240)      28,612        (17,690)      62,455
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                              (583)      (1,485)        (1,949)      (3,548)
   Class A Shares                                                     (27)        (122)          (579)      (1,052)
   Class B Shares                                                      --           (1)           (18)         (35)
   Class C Shares                                                      --           --            (10)         (18)
   Advisor Shares                                                      --^          --             (7)         (27)
   Select Shares                                                       NA           NA           (151)        (316)
   Preferred Shares                                                    NA           NA           (638)      (1,143)
   Trust Shares                                                        NA           NA           (585)      (1,096)

Distributions from net realized gains:
   Institutional Shares                                              (857)        (679)            --           --
   Class A Shares                                                     (93)         (75)            --           --
   Class B Shares                                                      (5)          (4)            --           --
   Class C Shares                                                      (1)          --             --           --
   Advisor Shares                                                      --           --             --           --
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions             (1,566)      (2,366)        (3,937)      (7,235)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions              (19,043)     (14,014)       (19,216)     (39,859)
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (30,849)      12,232        (40,843)      15,361
Net Assets:
   Beginning of period                                            200,733      188,501        423,032      407,671
                                                              -----------    ---------    -----------    ---------
   End of period                                              $   169,884    $ 200,733    $   382,189    $ 423,032
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $       701    $     598    $       397    $     581
                                                              ===========    =========    ===========    =========

                                                                      Balanced              International Equity
                                                              ------------------------    ------------------------
                                                               Six Months       Year       Six Months       Year
                                                                 ended          ended        ended         ended
                                                              January 31,     July 31,    January 31,     July 31,
                                                                2008 (b)        2007        2008 (b)        2007
                                                              -----------    ---------    -----------    ---------
Change in Net Assets:
Operations:
   Net investment income                                      $       422    $   1,865    $     2,333    $   6,267
   Net realized gains/(losses) on investment and foreign
      currency transactions                                         2,544        3,833         90,932       43,928
   Net realized gains/(losses) on futures transactions                 --           (3)        (3,033)       3,024
   Net change in unrealized appreciation/depreciation on
      investments, futures and foreign currency                      (748)       2,710       (117,369)      55,245
   Increase from payment by the Advisor                                --          190             --          134
                                                              -----------    ---------    -----------    ---------
Change in net assets resulting from operations                      2,218        8,595        (27,137)     108,598
                                                              -----------    ---------    -----------    ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                              (422)        (826)       (14,619)      (3,674)
   Class A Shares                                                    (472)        (781)          (857)        (208)
   Class B Shares                                                     (94)        (117)           (58)         (11)
   Class C Shares                                                     (18)         (21)           (19)          (5)
   Advisor Shares                                                      (1)          (3)            --          (64)
   Select Shares                                                       NA           NA             NA           NA
   Preferred Shares                                                    NA           NA             NA           NA
   Trust Shares                                                        NA           NA             NA           NA

Distributions from net realized gains:
   Institutional Shares                                                --           --        (29,177)      (8,232)
   Class A Shares                                                      --           --         (1,898)        (542)
   Class B Shares                                                      --           --           (173)         (45)
   Class C Shares                                                      --           --            (56)         (20)
   Advisor Shares                                                      --           --             --         (191)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from shareholder distributions             (1,007)      (1,748)       (46,857)     (12,992)
                                                              -----------    ---------    -----------    ---------
   Change in net assets from Fund share transactions              (21,029)     (31,764)        64,774      (66,740)
                                                              -----------    ---------    -----------    ---------
   Change in net assets                                           (19,818)     (24,917)        (9,220)      28,866
Net Assets:
   Beginning of period                                             57,437       82,354        503,993      475,127
                                                              -----------    ---------    -----------    ---------
   End of period                                              $    37,619    $  57,437    $   494,773    $ 503,993
                                                              ===========    =========    ===========    =========
Accumulated net investment income/(loss)                      $      (122)   $     463    $    (4,830)   $   8,390
                                                              ===========    =========    ===========    =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                               LifeModel
                                                                                Strategic Income             Aggressive(SM)
                                                                            ------------------------    -------------------------
                                                                            Six Months        Year      Six Months         Year
                                                                               ended         ended         ended          ended
                                                                            January 31,     July 31,    January 31,      July 31,
                                                                              2008 (a)        2007        2008 (a)         2007
                                                                            -----------    ---------    -----------     ---------
Change in Net Assets:
Operations:
   Net investment income                                                    $     3,560    $   7,298    $     1,716     $   1,331
   Net realized gains/(losses) on investment transactions                         2,378        1,943         (2,036)+         537+
   Realized gain distributions from underlying funds                                 NA           NA         18,471+       14,140+
   Net change in unrealized appreciation/depreciation on
     investments                                                                 (4,456)      (1,791)       (25,823)       14,305
                                                                            -----------    ---------    -----------     ---------
Change in net assets resulting from operations                                    1,482        7,450         (7,672)       30,313
                                                                            -----------    ---------    -----------     ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                                          (3,050)      (5,549)        (3,784)         (870)
   Class A Shares                                                                  (312)        (216)        (1,680)         (318)
   Class B Shares                                                                   (31)         (65)          (411)          (30)
   Class C Shares                                                                  (332)        (702)           (70)           (5)
   Advisor Shares                                                                  (245)        (852)            --            (4)

Distributions from net realized gains:
   Institutional Shares                                                          (3,177)      (1,091)        (8,296)       (2,955)
   Class A Shares                                                                  (621)         (43)        (4,002)       (1,460)
   Class B Shares                                                                   (39)         (17)        (1,226)         (498)
   Class C Shares                                                                  (405)        (180)          (205)          (79)
   Advisor Shares                                                                    --         (195)            --           (26)
                                                                            -----------    ---------    -----------     ---------
   Change in net assets from shareholder distributions                           (8,212)      (8,910)       (19,674)       (6,245)
                                                                            -----------    ---------    -----------     ---------
   Change in net assets from Fund share transactions                            (19,550)       3,102          9,836         3,369
                                                                            -----------    ---------    -----------     ---------
   Change in net assets                                                         (26,280)       1,642        (17,510)       27,437
Net Assets:
   Beginning of period                                                          155,688      154,046        199,590       172,153
                                                                            -----------    ---------    -----------     ---------
   End of period                                                            $   129,408    $ 155,688    $   182,080     $ 199,590
                                                                            ===========    =========    ===========     =========
Accumulated net investment income/(loss)                                    $      (507)   $     (97)   $    (3,017)    $   1,212
                                                                            ===========    =========    ===========     =========

----------
(a)   Unaudited

^     Represents fewer than five hundred dollars.

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                   LifeModel                    LifeModel
                                                                           Moderately Aggressive(SM)           Moderate(SM)
                                                                          --------------------------    -------------------------
                                                                          Six Months        Year        Six Months        Year
                                                                             ended          ended         ended          ended
                                                                          January 31,      July 31,     January 31,      July 31,
                                                                           2008 (a)          2007        2008 (a)         2007
                                                                          -----------    -----------    -----------     ---------
Change in Net Assets:
Operations:
   Net investment income                                                  $     3,861    $     4,830    $     7,786     $  12,475
   Net realized gains/(losses) on investment transactions                        (829)+        3,573+        (2,005)+       6,016+
   Realized gain distributions from underlying funds                           24,039+        20,710+        26,089+       23,819+
   Net change in unrealized appreciation/depreciation
     on investments                                                           (35,573)        18,609        (37,624)       20,732
                                                                          -----------    -----------    -----------     ---------
Change in net assets resulting from operations                                 (8,502)        47,722         (5,754)       63,042
                                                                          -----------    -----------    -----------     ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                                        (4,326)        (2,532)       (10,335)       (9,595)
   Class A Shares                                                              (3,523)        (1,912)        (2,486)       (2,218)
   Class B Shares                                                              (1,303)          (410)          (956)         (678)
   Class C Shares                                                                (196)           (66)          (132)          (96)
   Advisor Shares                                                                  (5)           (22)            (2)           (9)

Distributions from net realized gains:
   Institutional Shares                                                       (10,424)        (3,623)       (20,516)       (8,747)
   Class A Shares                                                              (8,979)        (3,243)        (5,227)       (2,291)
   Class B Shares                                                              (3,903)        (1,409)        (2,354)       (1,032)
   Class C Shares                                                                (591)          (228)          (326)         (146)
   Advisor Shares                                                                  --            (46)            --           (11)
                                                                          -----------    -----------    -----------     ---------
   Change in net assets from shareholder distributions                        (33,250)       (13,491)       (42,334)      (24,823)
                                                                          -----------    -----------    -----------     ---------
   Change in net assets from Fund share transactions                           12,082        (18,844)        16,419       (46,661)
                                                                          -----------    -----------    -----------     ---------
   Change in net assets                                                       (29,670)        15,387        (31,669)       (8,442)
Net Assets:
   Beginning of period                                                        342,454        327,067        512,200       520,642
                                                                          -----------    -----------    -----------     ---------
   End of period                                                          $   312,784    $   342,454    $   480,531     $ 512,200
                                                                          ===========    ===========    ===========     =========
Accumulated net investment income/(loss)                                  $    (3,658)   $     1,834    $    (3,412)    $   2,713
                                                                          ===========    ===========    ===========     =========

                                                                                  LifeModel                     LifeModel
                                                                          Moderately Conservative(SM)        Conservative(SM)
                                                                          ---------------------------   -------------------------
                                                                          Six Months         Year       Six Months         Year
                                                                             ended          ended          ended          ended
                                                                          January 31,      July 31,     January 31,      July 31,
                                                                           2008 (a)          2007        2008 (a)          2007
                                                                          -----------    ------------   -----------     ---------
Change in Net Assets:
Operations:
   Net investment income                                                  $     1,566    $      2,689   $     1,028     $   1,833
   Net realized gains/(losses) on investment transactions                        (139)+         1,714+         (221)+         346+
   Realized gain distributions from underlying funds                            4,028+          3,989+        1,169+        1,100+
   Net change in unrealized appreciation/depreciation
     on investments                                                            (5,822)          2,577        (1,583)        1,103
                                                                          -----------    ------------   -----------     ---------
Change in net assets resulting from operations                                   (367)         10,969           393         4,382
                                                                          -----------    ------------   -----------     ---------

Distributions to shareholders from net investment income:
   Institutional Shares                                                        (1,190)         (1,282)         (703)         (942)
   Class A Shares                                                                (887)           (999)         (351)         (546)
   Class B Shares                                                                (395)           (387)         (180)         (277)
   Class C Shares                                                                 (61)            (59)          (54)          (90)
   Advisor Shares                                                                  --              (2)           --            (2)

Distributions from net realized gains:
   Institutional Shares                                                        (2,365)         (1,188)         (748)         (509)
   Class A Shares                                                              (1,865)         (1,035)         (393)         (315)
   Class B Shares                                                                (993)           (557)         (246)         (206)
   Class C Shares                                                                (154)            (88)          (74)          (67)
   Advisor Shares                                                                  --              (2)           --            (1)
                                                                          -----------    ------------   -----------     ---------
   Change in net assets from shareholder distributions                         (7,910)         (5,599)       (2,749)       (2,955)
                                                                          -----------    ------------   -----------     ---------
   Change in net assets from Fund share transactions                            2,194         (10,466)        4,300        (3,986)
                                                                          -----------    ------------   -----------     ---------
   Change in net assets                                                        (6,083)         (5,096)        1,944        (2,559)
Net Assets:
   Beginning of period                                                         98,674         103,770        52,033        54,592
                                                                          -----------    ------------   -----------     ---------
   End of period                                                          $    92,591    $     98,674   $    53,977     $  52,033
                                                                          ===========    ============   ===========     =========
Accumulated net investment income/(loss)                                  $      (469)   $        498   $       (36)    $     224
                                                                          ===========    ============   ===========     =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                     High Yield Bond          Total Return Bond (a)          Short Term Bond
                                                 -----------------------   --------------------------   -------------------------
                                                 Six Months       Year      Six Months       Year       Six Months         Year
                                                    ended        ended        ended         ended          ended          ended
                                                 January 31,    July 31,   January 31,     July 31,     January 31,      July 31,
                                                  2008 (b)        2007       2008 (b)        2007        2008 (b)          2007
                                                 -----------   ---------   -----------   ------------   -----------     ---------
Change in Net Assets:
Operations:
   Net investment income                         $     2,463   $   4,665   $    10,371   $     12,591   $     5,530     $  10,492
   Net realized gains/(losses) on investment
     and foreign currency transactions                  (120)       (451)         (903)         1,239           199          (538)
   Net realized gains/(losses) on futures and
     swaps transactions                                   --          --         1,601            (70)           88            --
   Net change in unrealized appreciation/
     depreciation on investments, futures,
     foreign currency and swaps                         (484)       (938)        9,324           (566)        5,668         2,845
   Increase from payment by the Advisor                   --          --            --            124            --            --
                                                 -----------   ---------   -----------   ------------   -----------     ---------
Change in net assets resulting from operations         1,859       3,276        20,393         13,318        11,485        12,799
                                                 -----------   ---------   -----------   ------------   -----------     ---------

Distributions to shareholders from net
   investment income:
   Institutional Shares                               (2,523)     (4,610)       (9,855)       (12,368)       (5,477)      (10,428)
   Class A Shares                                        (17)        (13)         (358)          (450)         (184)         (412)
   Class B Shares                                         (4)         (8)          (53)           (91)           NA            NA
   Class C Shares                                         (4)         (5)          (15)           (10)           (3)           (6)
   Advisor Shares                                         --^         (1)           (4)            (9)           --            --^

Distributions to shareholders from paid-in
   capital (tax return of capital):
   Institutional Shares                                   --          --            --             --            --          (224)
   Class A Shares                                         --          --            --             --            --           (10)
   Class C Shares                                         --          --            --             --            --            --^
   Advisor Shares                                         --          --            --             --            --            --^

Distributions from net realized gains:
   Institutional Shares                                   --        (213)           --             --            --            --
   Class A Shares                                         --          (1)           --             --            --            --
   Class B Shares                                         --          --^           --             --            NA            NA
   Class C Shares                                         --          --^           --             --            --            --
   Advisor Shares                                         --          --^           --             --            --            --
                                                 -----------   ---------   -----------   ------------   -----------     ---------
   Change in net assets from shareholder
     distributions                                    (2,548)     (4,851)      (10,285)       (12,928)       (5,664)      (11,080)
                                                 -----------   ---------   -----------   ------------   -----------     ---------
   Change in net assets from Fund share
     transactions                                    (14,933)      3,819       448,358        (26,437)       (8,665)        4,500
                                                 -----------   ---------   -----------   ------------   -----------     ---------
   Change in net assets                              (15,622)      2,244       458,466        (26,047)       (2,844)        6,219
Net Assets:
   Beginning of period                                68,665      66,421       240,985        267,032       277,212       270,993
   End of period                                 $    53,043   $  68,665   $   699,451   $    240,985   $   274,368     $ 277,212
                                                 ===========   =========   ===========   ============   ===========     =========
Accumulated net investment income/(loss)         $       (35)  $      50   $        38   $         83   $      (136)    $      (2)
                                                 ===========   =========   ===========   ============   ===========     =========

----------
(a)   Formerly the Bond Fund

(b)   Unaudited

^     Represents fewer than five hundred dollars.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                             Statements of Changes in Net Assets
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                             Intermediate
                                                                                  Municipal Bond            Municipal Bond
                                                                             -----------------------    -----------------------
                                                                             Six Months       Year       Six Months      Year
                                                                                ended         ended        ended         ended
                                                                             January 31,    July 31,    January 31,    July 31,
                                                                              2008 (b)        2007        2008 (b)       2007
                                                                             -----------   ---------    -----------    --------
Change in Net Assets:
Operations:
   Net investment income                                                     $       851   $   1,627    $     2,663    $  5,749
   Net realized gains/(losses) on investment
     and foreign currency transactions                                                37         259            179         845
   Net realized gains/(losses) on futures and
     swaps transactions                                                               --          --             --          --
   Net change in unrealized appreciation/
     depreciation on investments, futures,
     foreign currency and swaps                                                      784        (282)         3,873        (902)
   Increase from payment by the Advisor                                               --          91             --          --
                                                                             -----------   ---------    -----------    --------
Change in net assets resulting from operations                                     1,672       1,695          6,715       5,692
                                                                             -----------   ---------    -----------    --------

Distributions to shareholders from net
   investment income:
   Institutional Shares                                                             (896)     (1,556)        (2,654)     (5,652)
   Class A Shares                                                                    (24)        (48)           (35)        (77)
   Class B Shares                                                                    (12)        (28)            (6)         (4)
   Class C Shares                                                                     (1)         (1)            (1)         (2)
   Advisor Shares                                                                     (2)         (5)            --          --^

Distributions to shareholders from paid-in
   capital (tax return of capital):
   Institutional Shares                                                               --          --             --          --
   Class A Shares                                                                     --          --             --          --
   Class C Shares                                                                     --          --             --          --
   Advisor Shares                                                                     --          --             --          --

Distributions from net realized gains:
   Institutional Shares                                                             (138)       (419)          (383)       (484)
   Class A Shares                                                                     (4)        (14)            (6)         (7)
   Class B Shares                                                                     (2)        (10)            (1)         (1)
   Class C Shares                                                                     --^         --^            --^         --^
   Advisor Shares                                                                     --          (2)            --          --^
                                                                             -----------   ---------    -----------    --------
   Change in net assets from shareholder
     distributions                                                                (1,079)     (2,083)        (3,086)     (6,227)
                                                                             -----------   ---------    -----------    --------
   Change in net assets from Fund share
     transactions                                                                 (4,515)      4,763         (9,047)     15,586
                                                                             -----------   ---------    -----------    --------
   Change in net assets                                                           (3,922)      4,375         (5,418)     16,121
Net Assets:
   Beginning of period                                                            46,544      42,169        151,513     167,634
   End of period                                                             $    42,622   $  46,544    $   146,095    $151,513
                                                                             ===========   =========    ===========    ========
Accumulated net investment income/(loss)                                     $         2   $      86    $       (26)   $      7
                                                                             ===========   =========    ===========    ========

                                                                                       Ohio                     Michigan
                                                                                  Municipal Bond             Municipal Bond
                                                                             -----------------------    -----------------------
                                                                              Six Months      Year       Six Months      Year
                                                                                ended        ended         ended         ended
                                                                             January 31,    July 31,    January 31,    July 31,
                                                                               2008 (b)       2007        2008 (b)       2007
                                                                             -----------   ---------    -----------    --------
Change in Net Assets:
Operations:
   Net investment income                                                     $     1,668   $   3,725    $       702    $  1,548
   Net realized gains/(losses) on investment
     and foreign currency transactions                                                27         521              4         (66)
   Net realized gains/(losses) on futures and
     swaps transactions                                                               --          --             --          --
   Net change in unrealized appreciation/
     depreciation on investments, futures,
     foreign currency and swaps                                                    2,646        (818)         1,397         166
   Increase from payment by the Advisor                                               --         135             --          --
                                                                             -----------   ---------    -----------    --------
Change in net assets resulting from operations                                     4,341       3,563          2,103       1,648
                                                                             -----------   ---------    -----------    --------
Distributions to shareholders from net
   investment income:
   Institutional Shares                                                           (1,545)     (2,914)          (642)     (1,405)
   Class A Shares                                                                   (256)       (676)           (63)       (136)
   Class B Shares                                                                    (36)        (80)            (6)        (12)
   Class C Shares                                                                    (10)        (25)            (2)         (4)
   Advisor Shares                                                                     --          --^            --          --^

Distributions to shareholders from paid-in
   capital (tax return of capital):
   Institutional Shares                                                               --          --             --          --
   Class A Shares                                                                     --          --             --          --
   Class C Shares                                                                     --          --             --          --
   Advisor Shares                                                                     --          --             --          --

Distributions from net realized gains:
   Institutional Shares                                                             (324)        (84)            --          --
   Class A Shares                                                                    (54)        (22)            --          --
   Class B Shares                                                                    (10)         (3)            --          --
   Class C Shares                                                                     (3)         (1)            --          --
   Advisor Shares                                                                     --          --^            --          --
                                                                             -----------   ---------    -----------    --------
   Change in net assets from shareholder
     distributions                                                                (2,238)     (3,805)          (713)     (1,557)
                                                                             -----------   ---------    -----------    --------
   Change in net assets from Fund share
     transactions                                                                 (4,709)    (12,505)        (1,631)     (7,166)
                                                                             -----------   ---------    -----------    --------
   Change in net assets                                                           (2,606)    (12,747)          (241)     (7,075)
Net Assets:
   Beginning of period                                                           100,647     113,394         49,129      56,204
   End of period                                                             $    98,041   $ 100,647    $    48,888    $ 49,129
                                                                             ===========   =========    ===========    ========
Accumulated net investment income/(loss)                                     $        56   $     235    $       (13)   $     (2)
                                                                             ===========   =========    ===========    ========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                            Small Cap Growth           Mid Cap Growth
                                                        -----------------------   -----------------------
                                                         Six Months      Year      Six Months      Year
                                                           ended        ended        ended        ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                          2008 (a)       2007       2008 (a)       2007
                                                        -----------   ---------   -----------   ---------
Capital Transactions:
Institutional Shares
   Shares issued                                        $     3,171   $  17,553   $    12,773   $  40,251
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --         9,066          --
   Dividends reinvested                                      33,829      28,551        42,839      66,135
   Shares redeemed                                          (31,513)    (57,730)      (37,336)   (100,373)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                 5,487     (11,626)       27,342       6,013
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                                320       2,120         1,194       1,293
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --         1,817          --
   Shares issued in conversion from Advisor Class @             340          --         2,477          --
   Dividends reinvested                                       5,303       3,793         4,385       6,389
   Shares redeemed                                           (1,910)     (7,035)       (5,690)    (11,596)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                       4,053      (1,122)        4,183      (3,914)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                  3          30             5          94
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --           675          --
   Dividends reinvested                                         437         305           890       1,245
   Shares redeemed                                             (163)       (364)         (744)     (1,776)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                         277         (29)          826        (437)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                 12          34            18          79
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --           157          --
   Dividends reinvested                                         146          89           136         229
   Shares redeemed                                              (54)        (58)         (116)       (549)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                         104          65           195        (241)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                 13           5           382          68
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --         1,479          --
   Dividends reinvested                                          --          98            --         146
   Shares redeemed                                             (426)       (337)       (2,562)       (225)
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                        (413)       (234)         (701)        (11)
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                        $     9,508   $ (12,946)  $    31,845   $   1,410
                                                        ===========   =========   ===========   =========

----------
(a)   Unaudited

^     Represents fewer than five hundred dollars.

~     Shares merged November 16, 2007. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                             Quality Growth           Dividend Growth
                                                        -----------------------   -----------------------
                                                         Six Months      Year     Six Months       Year
                                                           ended         ended       ended        ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                          2008 (a)       2007       2008 (a)       2007
                                                        -----------   ---------   -----------   ---------
Capital Transactions:
Institutional Shares
   Shares issued                                        $    25,822   $  31,611   $     1,720   $   9,365
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                      73,604       9,949            51         126
   Shares redeemed                                          (64,428)   (223,621)       (1,881)     (8,979)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                34,998    (182,061)         (110)        512
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                              1,657       1,575            30         248
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Shares issued in conversion from Advisor Class @           1,716          --            12          --
   Dividends reinvested                                      11,334       1,865            35          73
   Shares redeemed                                          (14,805)    (43,604)         (546)     (1,622)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                         (98)    (40,164)         (469)     (1,301)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                 79         125             5          59
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                       1,603         206             2           3
   Shares redeemed                                           (1,178)     (4,286)          (72)       (111)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                         504      (3,955)          (65)        (49)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                 53          75             1          19
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                         329          47             2           3
   Shares redeemed                                             (338)     (1,510)          (57)       (104)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                          44      (1,388)          (54)        (82)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                179         395            --          --
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          --          32            --^         --^
   Shares redeemed                                           (1,836)     (1,054)          (12)         (3)
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                      (1,657)       (627)          (12)         (3)
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                        $    33,791   $(228,195)  $      (710)  $    (923)
                                                        ===========   =========   ===========   =========

                                                            Micro Cap Value           Small Cap Value
                                                        -----------------------   -----------------------
                                                        Six Months       Year      Six Months      Year
                                                           ended        ended        ended         ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                         2008 (a)        2007       2008 (a)       2007
                                                        -----------   ---------   -----------   ---------
Capital Transactions:
Institutional Shares
   Shares issued                                        $     3,042   $   6,468   $     5,109   $  18,879
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                      14,288      14,685        12,680      15,351
   Shares redeemed                                          (19,554)    (35,812)      (27,364)    (37,712)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                (2,224)    (14,659)       (9,575)     (3,482)
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                              1,448       2,105           180         288
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Shares issued in conversion from Advisor Class @           7,212          --           608          --
   Dividends reinvested                                       5,250       3,542           261         259
   Shares redeemed                                           (5,408)    (10,249)         (636)       (728)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                       8,502      (4,602)          413        (181)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                 --         108            --          67
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                       1,659       1,323           110         113
   Shares redeemed                                             (814)     (1,652)         (133)       (263)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                         845        (221)          (23)        (83)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                270         977            15          76
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                         800         597            69          86
   Shares redeemed                                             (637)     (3,652)         (126)       (269)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                         433      (2,078)          (42)       (107)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                140         608             6          43
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          --       3,508            --         120
   Shares redeemed                                           (8,560)    (10,308)         (842)       (442)
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                      (8,420)     (6,192)         (836)       (279)
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                        $      (864)  $ (27,752)  $   (10,063)  $  (4,132)
                                                        ===========   =========   ===========   =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                            Small Cap Growth           Mid Cap Growth
                                                        -----------------------   -----------------------
                                                         Six Months      Year     Six Months       Year
                                                           ended        ended        ended         ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                          2008 (a)       2007      2008 (a)        2007
                                                        -----------   ---------   -----------   ---------
Share Transactions:
Institutional Shares
   Shares issued                                                265       1,292           862       2,507
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --           589          --
   Dividends reinvested                                       3,689       2,340         3,093       4,478
   Shares redeemed                                           (3,002)     (4,235)       (2,561)     (6,253)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                   952        (603)        1,983         732
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                                 30         168            81          83
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --           122          --
   Shares issued in conversion from Advisor Class @              27          --           171          --
   Dividends reinvested                                         619         324           329         446
   Shares redeemed                                             (183)       (546)         (403)       (745)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                         493         (54)          300        (216)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                  1           3             1           6
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            48          --
   Dividends reinvested                                          55          27            72          92
   Shares redeemed                                              (17)        (29)          (58)       (119)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                          39           1            63         (21)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                  1           3             1           6
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            12          --
   Dividends reinvested                                          18           8            12          18
   Shares redeemed                                               (7)         (5)          (10)        (40)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                          12           6            15         (16)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                  1           1            26           4
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --           101          --
   Dividends reinvested                                          --           8            --          10
   Shares redeemed                                              (34)        (25)         (178)        (14)
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                         (33)        (16)          (51)         --^
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                              1,463        (666)        2,310         479
                                                        ===========   =========   ===========   =========

----------
(a)   Unaudited

^     Represents fewer than five hundred shares.

~     Shares merged November 16, 2007. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                             Quality Growth           Dividend Growth
                                                        -----------------------   -----------------------
                                                        Six Months       Year     Six Months       Year
                                                           ended        ended        ended        ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                         2008 (a)        2007      2008 (a)        2007
                                                        -----------   ---------   -----------   ---------
Share Transactions:
Institutional Shares
   Shares issued                                              1,360       1,832            64         404
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                       4,038         574             2           5
   Shares redeemed                                           (3,381)    (12,832)          (71)       (367)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                 2,017     (10,426)           (5)         42
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                                 91          92             1          10
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Shares issued in conversion from Advisor Class @              90          --             1          --
   Dividends reinvested                                         639         110             1           3
   Shares redeemed                                             (800)     (2,562)          (21)        (67)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                          20      (2,360)          (18)        (54)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                  4           8            --^          3
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          96          13            --^         --^
   Shares redeemed                                              (68)       (264)           (2)         (5)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                          32        (243)           (2)         (2)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                  3           5            --^          1
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          20           3            --^         --^
   Shares redeemed                                              (20)        (96)           (2)         (5)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                           3         (88)           (2)         (4)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                  9          25            --          --
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          --           2            --          --^
   Shares redeemed                                              (97)        (63)           (1)         --
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                         (88)        (36)           (1)         --
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                              1,984     (13,153)          (28)        (18)
                                                        ===========   =========   ===========   =========

                                                            Micro Cap Value           Small Cap Value
                                                        -----------------------   -----------------------
                                                        Six Months       Year      Six Months      Year
                                                           ended        ended        ended         ended
                                                        January 31,    July 31,   January 31,    July 31,
                                                         2008 (a)        2007       2008 (a)       2007
                                                        -----------   ---------   -----------   ---------
Share Transactions:
Institutional Shares
   Shares issued                                                519         859           262         895
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --
   Dividends reinvested                                       3,654       2,154           729         753
   Shares redeemed                                           (3,703)     (4,744)       (1,510)     (1,763)
                                                        -----------   ---------   -----------   ---------
   Total Institutional Shares                                   470      (1,731)         (519)       (115)
                                                        -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                                266         297            11          13
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Shares issued in conversion from Advisor Class @           1,208          --            32          --
   Dividends reinvested                                       1,446         541            15          13
   Shares redeemed                                           (1,064)     (1,410)          (33)        (34)
                                                        -----------   ---------   -----------   ---------
   Total Class A Shares                                       1,856        (572)           25          (8)
                                                        -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                 --          15            --           3
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                         502         212             6           6
   Shares redeemed                                             (177)       (237)           (8)        (13)
                                                        -----------   ---------   -----------   ---------
   Total Class B Shares                                         325         (10)           (2)         (4)
                                                        -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                 71         144             1           4
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                         242          96             4           4
   Shares redeemed                                             (156)       (481)           (7)        (13)
                                                        -----------   ---------   -----------   ---------
   Total Class C Shares                                         157        (241)           (2)         (5)
                                                        -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                 22          84            --^          2
   Shares issued in connection with acquisition of
      Technology Fund ~                                          --          --            --          --
   Dividends reinvested                                          --         544            --           6
   Shares redeemed                                           (1,435)     (1,457)          (45)        (21)
                                                        -----------   ---------   -----------   ---------
   Total Advisor Shares                                      (1,413)       (829)          (45)        (13)
                                                        -----------   ---------   -----------   ---------

Change from capital transactions                              1,395      (3,383)         (543)       (145)
                                                        ===========   =========   ===========   =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                   Disciplined
                                                                     All Cap Value (a)           Large Cap Value
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended        ended         ended         ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Capital Transactions:

Institutional Shares
   Shares issued                                                 $    15,869   $   40,510   $    37,339   $  152,582
   Dividends reinvested                                               30,865       38,232        41,241       84,554
   Shares redeemed                                                   (42,546)     (85,610)      (95,614)    (156,187)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                          4,188       (6,868)      (17,034)      80,949
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                      11,230       12,552         4,248       14,524
   Shares issued in conversion from Advisor Class @                   29,310           --           310           --
   Dividends reinvested                                                9,449        5,675         1,652        3,225
   Shares redeemed                                                   (17,023)     (12,341)       (9,215)     (10,380)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                               32,966        5,886        (3,005)       7,369
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                         119        1,731            74          685
   Dividends reinvested                                                3,084        3,517           305          697
   Shares redeemed                                                    (2,632)      (2,947)         (624)      (1,212)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                  571        2,301          (245)         170
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                       4,795        4,728           247          735
   Dividends reinvested                                                  697          564           104          246
   Shares redeemed                                                    (1,565)      (1,472)         (434)        (631)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                3,927        3,820           (83)         350
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                         570        2,036             1          206
   Dividends reinvested                                                   69        5,368             1           35
   Shares redeemed                                                   (30,918)      (7,847)         (355)          (9)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                              (30,279)        (443)         (353)         232
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                 $    11,373   $    4,696   $   (20,720)  $   89,070
                                                                 ===========   ==========   ===========   ==========

----------
(a)   Formerly the Multi Cap Value Fund.

(b)   Unaudited

^     Represents fewer than five hundred dollars.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                        Structured
                                                                      Large Cap Plus              Equity Index
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended        ended         ended        ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Capital Transactions:

Institutional Shares
   Shares issued                                                 $     5,068   $   32,728   $    27,488   $   71,765
   Dividends reinvested                                                1,314          766         1,744        2,967
   Shares redeemed                                                   (23,198)     (43,436)      (32,702)     (90,566)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                        (16,816)      (9,942)       (3,470)     (15,834)
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                         626        1,640         7,796       13,919
   Shares issued in conversion from Advisor Class @                      475           --         1,645           --
   Dividends reinvested                                                  112          186           558        1,019
   Shares redeemed                                                    (2,881)      (6,337)      (11,665)     (23,375)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                               (1,668)      (4,511)       (1,666)      (8,437)
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                          27          147            28          250
   Dividends reinvested                                                    3            3            15           29
   Shares redeemed                                                      (111)        (175)         (349)      (1,107)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                  (81)         (25)         (306)        (828)
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                           4           42           160          464
   Dividends reinvested                                                   --^          --^            8           14
   Shares redeemed                                                       (32)         (40)         (373)        (536)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                  (28)           2          (205)         (58)
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                          25          478            99          980
   Dividends reinvested                                                   --           --^            6           23
   Shares redeemed                                                      (475)         (16)       (2,338)        (799)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                                 (450)         462        (2,233)         204
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA         1,578        2,183
   Dividends reinvested                                                   NA           NA           119          259
   Shares redeemed                                                        NA           NA        (6,480)      (4,586)
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA        (4,783)      (2,144)
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA         6,503       12,353
   Dividends reinvested                                                   NA           NA           607        1,087
   Shares redeemed                                                        NA           NA        (9,925)     (17,957)
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA        (2,815)      (4,517)
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA           804          751
   Dividends reinvested                                                   NA           NA           125          225
   Shares redeemed                                                        NA           NA        (4,667)      (9,221)
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA        (3,738)      (8,245)
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                 $   (19,043)  $  (14,014)  $   (19,216)  $  (39,859)
                                                                 ===========   ==========   ===========   ==========

                                                                         Balanced             International Equity
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended        ended         ended        ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Capital Transactions:

Institutional Shares
   Shares issued                                                 $       754   $    3,027   $    68,253   $   88,896
   Dividends reinvested                                                  384          761        37,796        9,336
   Shares redeemed                                                   (12,125)     (19,169)      (41,224)    (151,154)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                        (10,987)     (15,381)       64,825      (52,922)
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                         186        2,143         2,090        5,001
   Shares issued in conversion from Advisor Class @                      117           --         9,646           --
   Dividends reinvested                                                  451          753         2,515          711
   Shares redeemed                                                    (9,946)     (16,423)       (4,636)     (17,514)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                               (9,192)     (13,527)        9,615      (11,802)
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                          30           82           121          461
   Dividends reinvested                                                   91          113           150           38
   Shares redeemed                                                      (675)      (2,441)         (202)        (323)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                 (554)      (2,246)           69          176
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                           5          244           325          124
   Dividends reinvested                                                   17           20            63           21
   Shares redeemed                                                      (194)        (862)         (188)        (588)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                 (172)        (598)          200         (443)
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                           3           11           103          354
   Dividends reinvested                                                    1            3            --          235
   Shares redeemed                                                      (128)         (26)      (10,038)      (2,338)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                                 (124)         (12)       (9,935)      (1,749)
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                 $   (21,029)  $  (31,764)  $    64,774   $  (66,740)
                                                                 ===========   ==========   ===========   ==========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                   Disciplined
                                                                     All Cap Value (a)           Large Cap Value
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended         ended        ended         ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Share Transactions:

Institutional Shares
   Shares issued                                                         634        1,565         2,669       10,139
   Dividends reinvested                                                1,402        1,573         3,017        6,073
   Shares redeemed                                                    (1,866)      (3,222)       (6,935)     (10,590)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                            170          (84)       (1,249)       5,622
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                         471          485           296          986
   Shares issued in conversion from Advisor Class @                    1,247           --            23           --
   Dividends reinvested                                                  437          237           121          232
   Shares redeemed                                                      (776)        (479)         (650)        (711)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                                1,379          243          (210)         507
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                           5           69             5           46
   Dividends reinvested                                                  149          153            22           50
   Shares redeemed                                                      (118)        (118)          (45)         (81)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                   36          104           (18)          15
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                         212          189            18           51
   Dividends reinvested                                                   34           24             8           18
   Shares redeemed                                                       (73)         (59)          (31)         (43)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                  173          154            (5)          26
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                          22           79            --           14
   Dividends reinvested                                                    3          225            --            3
   Shares redeemed                                                    (1,319)        (311)          (26)          (1)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                               (1,294)          (7)          (26)          16
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                         464          410        (1,508)       6,186
                                                                 ===========   ==========   ===========   ==========

----------
(a)   Formerly the Multi Cap Value Fund.

(b)   Unaudited

^     Represents fewer than five hundred shares.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                        Structured
                                                                      Large Cap Plus              Equity Index
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended        ended         ended        ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Share Transactions:

Institutional Shares
   Shares issued                                                         304        2,107           985        2,657
   Dividends reinvested                                                   76           46            62          110
   Shares redeemed                                                    (1,350)      (2,509)       (1,180)      (3,367)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                           (970)        (356)         (133)        (600)
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                          38           99           281          511
   Shares issued in conversion from Advisor Class @                       29           --            62           --
   Dividends reinvested                                                    7           11            20           38
   Shares redeemed                                                      (172)        (374)         (422)        (862)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                                  (98)        (264)          (59)        (313)
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                           2            9             1           10
   Dividends reinvested                                                   --^          --             1            1
   Shares redeemed                                                        (7)         (10)          (13)         (42)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                   (5)          (1)          (11)         (31)
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                          --^           2             6           17
   Dividends reinvested                                                   --^          --            --            1
   Shares redeemed                                                        (2)          (2)          (14)         (20)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                   (2)          --            (8)          (2)
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                           1           28             4           35
   Dividends reinvested                                                   --           --            --            1
   Shares redeemed                                                       (29)          (1)          (86)         (29)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                                  (28)          27           (82)           7
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA            57           82
   Dividends reinvested                                                   NA           NA             4            9
   Shares redeemed                                                        NA           NA          (228)        (169)
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA          (167)         (78)
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA           232          454
   Dividends reinvested                                                   NA           NA            22           40
   Shares redeemed                                                        NA           NA          (359)        (664)
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA          (105)        (170)
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA            29           28
   Dividends reinvested                                                   NA           NA             4            8
   Shares redeemed                                                        NA           NA          (165)        (344)
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA          (132)        (308)
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                      (1,103)        (594)         (697)      (1,495)
                                                                 ===========   ==========   ===========   ==========

                                                                         Balanced             International Equity
                                                                 ------------------------   ------------------------
                                                                  Six Months      Year       Six Months      Year
                                                                    ended        ended         ended        ended
                                                                 January 31,    July 31,    January 31,    July 31,
                                                                   2008 (b)       2007        2008 (b)       2007
                                                                 -----------   ----------   -----------   ----------
Share Transactions:

Institutional Shares
   Shares issued                                                          55          232         4,633        6,856
   Dividends reinvested                                                   27           59         2,466           19
   Shares redeemed                                                      (861)      (1,456)       (2,676)     (10,577)
                                                                 -----------   ----------   -----------   ----------
   Total Institutional Shares                                           (779)      (1,165)        4,423       (3,702)
                                                                 -----------   ----------   -----------   ----------
Class A Shares
   Shares issued                                                          13          164           132          351
   Shares issued in conversion from Advisor Class @                        9           --           607           --
   Dividends reinvested                                                   32           58           166           52
   Shares redeemed                                                      (710)      (1,256)         (301)      (1,176)
                                                                 -----------   ----------   -----------   ----------
   Total Class A Shares                                                 (656)      (1,034)          604         (773)
                                                                 -----------   ----------   -----------   ----------
Class B Shares
   Shares issued                                                           2            6             8           33
   Dividends reinvested                                                    7            9            10            3
   Shares redeemed                                                       (49)        (189)          (14)         (23)
                                                                 -----------   ----------   -----------   ----------
   Total Class B Shares                                                  (40)        (174)            4           13
                                                                 -----------   ----------   -----------   ----------
Class C Shares
   Shares issued                                                          --^          19            23            9
   Dividends reinvested                                                    1            1             4            1
   Shares redeemed                                                       (14)         (67)          (13)         (44)
                                                                 -----------   ----------   -----------   ----------
   Total Class C Shares                                                  (13)         (47)           14          (34)
                                                                 -----------   ----------   -----------   ----------
Advisor Shares @
   Shares issued                                                          --^           1             6           25
   Dividends reinvested                                                   --^          --^           --           17
   Shares redeemed                                                        (9)          (2)         (634)        (165)
                                                                 -----------   ----------   -----------   ----------
   Total Advisor Shares                                                   (9)          (1)         (628)        (123)
                                                                 -----------   ----------   -----------   ----------
Select Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Select Shares                                                    NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Preferred Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Preferred Shares                                                 NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
Trust Shares
   Shares issued                                                          NA           NA            NA           NA
   Dividends reinvested                                                   NA           NA            NA           NA
   Shares redeemed                                                        NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------
   Total Trust Shares                                                     NA           NA            NA           NA
                                                                 -----------   ----------   -----------   ----------

Change from capital transactions                                      (1,497)      (2,421)        4,417       (4,619)
                                                                 ===========   ==========   ===========   ==========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                          LifeModel
                                                             Strategic Income           Aggressive(SM)
                                                         -----------------------   -----------------------
                                                          Six Months      Year      Six Months      Year
                                                            ended        ended        ended        ended
                                                         January 31,    July 31,   January 31,    July 31,
                                                           2008 (a)       2007       2008 (a)       2007
                                                         -----------   ---------   -----------   ---------
Capital Transactions:

Institutional Shares
   Shares issued                                         $     4,935   $  25,799   $    17,438   $  34,928
   Dividends reinvested                                        3,655       1,929        11,973       3,801
   Shares redeemed                                           (24,283)    (17,153)      (21,825)    (35,137)
                                                         -----------   ---------   -----------   ---------
   Total Institutional Shares                                (15,693)     10,575         7,586       3,592
                                                         -----------   ---------   -----------   ---------

Class A Shares
   Shares issued                                                 643       1,442         4,295      10,154
   Shares issued in conversion from Advisor Class @           15,916          --         1,026          --
   Dividends reinvested                                          757         189         5,129       1,601
   Shares redeemed                                            (2,414)     (1,095)       (6,784)    (11,631)
                                                         -----------   ---------   -----------   ---------
   Total Class A Shares                                       14,902         536         3,666         124
                                                         -----------   ---------   -----------   ---------

Class B Shares
   Shares issued                                                   2         404           137       1,343
   Dividends reinvested                                           40          51         1,438         466
   Shares redeemed                                              (267)       (500)       (1,917)     (2,440)
                                                         -----------   ---------   -----------   ---------
   Total Class B Shares                                         (225)        (45)         (342)       (631)
                                                         -----------   ---------   -----------   ---------

Class C Shares
   Shares issued                                                 410         516           191         679
   Dividends reinvested                                          602         712           226          69
   Shares redeemed                                            (3,042)     (5,511)         (321)       (734)
                                                         -----------   ---------   -----------   ---------
   Total Class C Shares                                       (2,030)     (4,283)           96          14
                                                         -----------   ---------   -----------   ---------

Advisor Shares @
   Shares issued                                                 114       1,816            62         354
   Dividends reinvested                                          156         905            --          21
   Shares redeemed                                           (16,774)     (6,402)       (1,232)       (105)
                                                         -----------   ---------   -----------   ---------
   Total Advisor Shares                                      (16,504)     (3,681)       (1,170)        270
                                                         -----------   ---------   -----------   ---------

Change from capital transactions                         $   (19,550)  $   3,102   $     9,836   $   3,369
                                                         ===========   =========   ===========   =========

----------
(a)   Unaudited

^     Represents fewer than five hundred dollars.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                LifeModel                    LifeModel
                                                         Moderately Aggressive(SM)          Moderate(SM)
                                                         -------------------------   ------------------------
                                                          Six Months       Year       Six Months      Year
                                                            ended         ended         ended         ended
                                                         January 31,     July 31,    January 31,    July 31,
                                                           2008 (a)        2007        2008 (a)       2007
                                                         -----------    ----------   -----------   ----------
Capital Transactions:

Institutional Shares
   Shares issued                                         $    17,557    $   40,366   $    38,223   $   59,250
   Dividends reinvested                                       14,478         5,983        30,618       18,093
   Shares redeemed                                           (21,882)      (49,433)      (53,541)    (104,703)
                                                         -----------    ----------   -----------   ----------
   Total Institutional Shares                                 10,153        (3,084)       15,300      (27,360)
                                                         -----------    ----------   -----------   ----------

Class A Shares
   Shares issued                                               6,299        16,757         9,451       11,504
   Shares issued in conversion from Advisor Class @            1,727            --           491           --
   Dividends reinvested                                       11,137         4,649         7,000        4,119
   Shares redeemed                                           (14,536)      (35,182)      (14,895)     (30,724)
                                                         -----------    ----------   -----------   ----------
   Total Class A Shares                                        4,627       (13,776)        2,047      (15,101)
                                                         -----------    ----------   -----------   ----------

Class B Shares
   Shares issued                                                 510         4,627           543        2,795
   Dividends reinvested                                        4,596         1,634         2,881        1,506
   Shares redeemed                                            (5,162)       (8,599)       (3,513)      (7,684)
                                                         -----------    ----------   -----------   ----------
   Total Class B Shares                                          (56)       (2,338)          (89)      (3,383)
                                                         -----------    ----------   -----------   ----------

Class C Shares
   Shares issued                                                 347         1,687           170          833
   Dividends reinvested                                          589           222           381          210
   Shares redeemed                                            (1,617)       (1,985)         (966)      (1,837)
                                                         -----------    ----------   -----------   ----------
   Total Class C Shares                                         (681)          (76)         (415)        (794)
                                                         -----------    ----------   -----------   ----------

Advisor Shares @
   Shares issued                                                  87           681            78          176
   Dividends reinvested                                            4            51             2           18
   Shares redeemed                                            (2,052)         (302)         (504)        (217)
                                                         -----------    ----------   -----------   ----------
   Total Advisor Shares                                       (1,961)          430          (424)         (23)
                                                         -----------    ----------   -----------   ----------

Change from capital transactions                         $    12,082    $  (18,844)  $    16,419   $  (46,661)
                                                         ===========    ==========   ===========   ==========

                                                                 LifeModel                    LifeModel
                                                         Moderately Conservative(SM)       Conservative(SM)
                                                         ---------------------------   -----------------------
                                                          Six Months         Year      Six Months      Year
                                                            ended           ended        ended        ended
                                                         January 31,       July 31,    January 31,   July 31,
                                                           2008 (a)          2007        2008 (a)      2007
                                                         -----------      ----------   -----------  ----------
Capital Transactions:

Institutional Shares
   Shares issued                                         $    11,344      $   12,948   $   11,276   $    8,972
   Dividends reinvested                                        3,469           2,372        1,422        1,412
   Shares redeemed                                           (11,152)        (18,924)      (8,125)     (10,839)
                                                         -----------      ----------   ----------   ----------
   Total Institutional Shares                                  3,661          (3,604)       4,573         (455)
                                                         -----------      ----------   ----------   ----------

Class A Shares
   Shares issued                                               1,327           3,505        1,812        1,625
   Shares issued in conversion from Advisor Class @               68              --           47           --
   Dividends reinvested                                        2,552           1,891          710          821
   Shares redeemed                                            (4,708)         (9,112)      (2,137)      (3,922)
                                                         -----------      ----------   ----------   ----------
   Total Class A Shares                                         (761)         (3,716)         432       (1,476)
                                                         -----------      ----------   ----------   ----------

Class B Shares
   Shares issued                                                 165             730          103          595
   Dividends reinvested                                        1,240             840          366          422
   Shares redeemed                                            (2,099)         (4,255)        (675)      (2,251)
                                                         -----------      ----------   ----------   ----------
   Total Class B Shares                                         (694)         (2,685)        (206)      (1,234)
                                                         -----------      ----------   ----------   ----------

Class C Shares
   Shares issued                                                 231             594          153          401
   Dividends reinvested                                          171             121          105          137
   Shares redeemed                                              (346)         (1,179)        (710)      (1,359)
                                                         -----------      ----------   ----------   ----------
   Total Class C Shares                                           56            (464)        (452)        (821)
                                                         -----------      ----------   ----------   ----------

Advisor Shares @
   Shares issued                                                  --               1           --            2
   Dividends reinvested                                           --               3           --^          --
   Shares redeemed                                               (68)             (1)         (47)          (2)^
                                                         -----------      ----------   ----------   ----------
   Total Advisor Shares                                          (68)              3          (47)          --
                                                         -----------      ----------   ----------   ----------

Change from capital transactions                         $     2,194      $  (10,466)  $    4,300   $   (3,986)
                                                         ===========      ==========   ==========   ==========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                         LifeModel
                                                            Strategic Income           Aggressive(SM)
                                                         ----------------------   ----------------------
                                                          Six Months     Year      Six Months     Year
                                                            ended       ended        ended       ended
                                                         January 31,   July 31,   January 31,   July 31,
                                                           2008 (a)      2007       2008 (a)      2007
                                                         -----------   --------   -----------   --------
Share Transactions:

Institutional Shares
   Shares issued                                                 452      2,238         1,068      2,180
   Dividends reinvested                                          344        167           748        243
   Shares redeemed                                            (2,252)    (1,489)       (1,348)    (2,169)
                                                         -----------   --------   -----------   --------
   Total Institutional Shares                                 (1,456)       916           468        254
                                                         -----------   --------   -----------   --------

Class A Shares
   Shares issued                                                  59        124           265        634
   Shares issued in conversion from Advisor Class @            1,483         --            63         --
   Dividends reinvested                                           72         17           322        102
   Shares redeemed                                              (226)       (95)         (413)      (727)
                                                         -----------   --------   -----------   --------
   Total Class A Shares                                        1,388         46           237          9
                                                         -----------   --------   -----------   --------

Class B Shares
   Shares issued                                                  --         35             9         87
   Dividends reinvested                                            4          5            92         31
   Shares redeemed                                               (24)       (44)         (118)      (155)
                                                         -----------   --------   -----------   --------
   Total Class B Shares                                          (20)        (4)          (17)       (37)
                                                         -----------   --------   -----------   --------

Class C Shares
   Shares issued                                                  38         45            12         44
   Dividends reinvested                                           57         62            15          4
   Shares redeemed                                              (279)      (483)          (20)       (48)
                                                         -----------   --------   -----------   --------
   Total Class C Shares                                         (184)      (376)            7         --^
                                                         -----------   --------   -----------   --------

Advisor Shares @
   Shares issued                                                  10        158             4         22
   Dividends reinvested                                           14         79            --          1
   Shares redeemed                                            (1,561)      (557)          (75)        (6)
                                                         -----------   --------   -----------   --------
   Total Advisor Shares                                       (1,537)      (320)          (71)        17
                                                         -----------   --------   -----------   --------

Change from capital transactions                              (1,809)       262           624        243
                                                         ===========   ========   ===========   ========

----------
(a)   Unaudited

^     Represents fewer than five hundred shares.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                 LifeModel                  LifeModel
                                                         Moderately Aggressive(SM)         Moderate(SM)
                                                         -------------------------   ----------------------
                                                          Six Months       Year       Six Months     Year
                                                             ended         ended        ended       ended
                                                          January 31,    July 31,    January 31,   July 31,
                                                           2008 (a)        2007        2008 (a)      2007
                                                         ------------   ----------   -----------   --------
Share Transactions:

Institutional Shares
   Shares issued                                                1,164        2,688         2,879      4,526
   Dividends reinvested                                           978          401         2,382      1,387
   Shares redeemed                                             (1,441)      (3,267)       (4,059)    (7,959)
                                                         ------------   ----------   -----------   --------
   Total Institutional Shares                                     701         (178)        1,202     (2,046)
                                                         ------------   ----------   -----------   --------

Class A Shares
   Shares issued                                                  415        1,115           711        878
   Shares issued in conversion from Advisor Class @               113           --            37         --
   Dividends reinvested                                           754          313           545        316
   Shares redeemed                                               (964)      (2,347)       (1,145)    (2,342)
                                                         ------------   ----------   -----------   --------
   Total Class A Shares                                           318         (919)          148     (1,148)
                                                         ------------   ----------   -----------   --------

Class B Shares
   Shares issued                                                   33          313            42        215
   Dividends reinvested                                           313          111           226        116
   Shares redeemed                                               (346)        (573)         (268)      (588)
                                                         ------------   ----------   -----------   --------
   Total Class B Shares                                            --         (149)           --       (257)
                                                         ------------   ----------   -----------   --------

Class C Shares
   Shares issued                                                   23          115            13         64
   Dividends reinvested                                            40           15            30         16
   Shares redeemed                                               (108)        (133)          (75)      (142)
                                                         ------------   ----------   -----------   --------
   Total Class C Shares                                           (45)          (3)          (32)       (62)
                                                         ------------   ----------   -----------   --------

Advisor Shares @
   Shares issued                                                    6           46             6         14
   Dividends reinvested                                            --^           4            --          1
   Shares redeemed                                               (133)         (20)          (38)       (17)
                                                         ------------   ----------   -----------   --------
   Total Advisor Shares                                          (127)          30           (32)        (2)
                                                         ------------   ----------   -----------   --------

Change from capital transactions                                  847       (1,219)        1,286     (3,515)
                                                         ============   ==========   ===========   ========

                                                                  LifeModel                  LifeModel
                                                         Moderately Conservative(SM)      Conservative(SM)
                                                         --------------------------   ----------------------
                                                           Six Months       Year       Six Months     Year
                                                             ended          ended        ended        ended
                                                          January 31,     July 31,    January 31,   July 31,
                                                            2008 (a)        2007        2008 (a)      2007
                                                         -------------   ----------   -----------   --------
Share Transactions:
Institutional Shares
   Shares issued                                                   969        1,092         1,033        816
   Dividends reinvested                                            302          202           132        129
   Shares redeemed                                                (952)      (1,590)         (743)      (986)
                                                         -------------   ----------   -----------   --------
   Total Institutional Shares                                      319         (296)          422        (41)
                                                         -------------   ----------   -----------   --------

Class A Shares
   Shares issued                                                   116          296           169        148
   Shares issued in conversion from Advisor Class @                  6           --             4         --
   Dividends reinvested                                            223          161            66         75
   Shares redeemed                                                (403)        (770)         (196)      (357)
                                                         -------------   ----------   -----------   --------
   Total Class A Shares                                            (58)        (313)           43       (134)
                                                         -------------   ----------   -----------   --------

Class B Shares
   Shares issued                                                    14           62            10         54
   Dividends reinvested                                            109           72            34         38
   Shares redeemed                                                (181)        (361)          (62)      (205)
                                                         -------------   ----------   -----------   --------
   Total Class B Shares                                            (58)        (227)          (18)      (113)
                                                         -------------   ----------   -----------   --------

Class C Shares
   Shares issued                                                    19           51            14         37
   Dividends reinvested                                             15           11            10         12
   Shares redeemed                                                 (30)        (100)          (65)      (125)
                                                         -------------   ----------   -----------   --------
   Total Class C Shares                                              4          (38)          (41)       (76)
                                                         -------------   ----------   -----------   --------

Advisor Shares @
   Shares issued                                                    --           --^           --         --^
   Dividends reinvested                                             --^           1            --^        --^
   Shares redeemed                                                  (6)          --^           (4)        --^
                                                         -------------   ----------   -----------   --------
   Total Advisor Shares                                             (6)           1            (4)        --^
                                                         -------------   ----------   -----------   --------

Change from capital transactions                                   201         (873)          402       (364)
                                                         =============   ==========   ===========   ========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                               High Yield Bond        Total Return Bond (a)        Short Term Bond
                                           -----------------------   -----------------------   -----------------------
                                           Six Months       Year     Six Months       Year     Six Months      Year
                                              ended        ended        ended        ended        ended        ended
                                           January 31,    July 31,   January 31,    July 31,   January 31,    July 31,
                                            2008 (b)        2007      2008 (b)        2007      2008 (b)        2007
                                           -----------   ---------   -----------   ---------   -----------   ---------
Capital Transactions:

Institutional Shares

   Shares issued                           $     7,521   $  23,931   $    21,481   $  70,897   $    14,754   $  76,453
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --       432,863          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --        22,356          --            --          --
   Dividends reinvested                          1,496         909         5,827       3,480         3,063       2,208
   Shares redeemed                             (23,905)    (21,121)      (54,257)    (96,717)      (25,832)    (71,370)
                                           -----------   ---------   -----------   ---------   -----------   ---------
   Total Institutional Shares                  (14,888)      3,719       428,270     (22,340)       (8,015)      7,291
                                           -----------   ---------   -----------   ---------   -----------   ---------
Class A Shares
   Shares issued                                 1,701          43         3,811         564           819       1,052
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --        12,706          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --         2,629          --            --          --
   Shares issued in conversion of
     Advisor Class @                                14          --           339          --            --          --
   Dividends reinvested                              5          10           305         415           164         377
   Shares redeemed                              (1,681)       (102)       (2,578)     (4,448)       (1,646)     (4,172)
                                           -----------   ---------   -----------   ---------   -----------   ---------
   Total Class A Shares                             39         (49)       17,212      (3,469)         (663)     (2,743)
                                           -----------   ---------   -----------   ---------   -----------   ---------
Class B Shares
   Shares issued                                    --          64           261          21            NA          NA
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --         1,751          --            NA          NA
   Dividends reinvested                              1           2            45          76            NA          NA
   Shares redeemed                                 (72)         --^         (459)       (605)           NA          NA
                                           -----------   ---------   -----------   ---------   -----------   ---------
   Total Class B Shares                            (71)         66         1,598        (508)           NA          NA
                                           -----------   ---------   -----------   ---------   -----------   ---------
Class C Shares
   Shares issued                                    --^         76            24          16            78          13
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --           450          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --         1,154          --            --          --
   Dividends reinvested                              1           2            11           9             1           5
   Shares redeemed                                  --^         --^         (126)       (116)          (66)        (63)
                                           -----------   ---------   -----------   ---------   -----------   ---------
   Total Class C Shares                              1          78         1,513         (91)           13         (45)
                                           -----------   ---------   -----------   ---------   -----------   ---------
Advisor Shares @
   Shares issued                                    --           5             7          40            --          --^
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --           101          --            --          --
   Dividends reinvested                             --^         --^            3           8            --          --^
   Shares redeemed                                 (14)         --^         (346)        (77)           --          (3)
                                           -----------   ---------   -----------   ---------   -----------   ---------
   Total Advisor Shares                            (14)          5          (235)        (29)           --          (3)
                                           -----------   ---------   -----------   ---------   -----------   ---------
Change from capital transactions           $   (14,933)  $   3,819   $   448,358   $ (26,437)  $    (8,665)  $   4,500
                                           ===========   =========   ===========   =========   ===========   =========

----------
(a)   Formerly the Bond Fund

(b)   Unaudited

^     Represents fewer than five hundred dollars.

~     Shares merged November 16, 2007. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                           Intermediate
                                                Municipal Bond            Municipal Bond
                                           -----------------------   -----------------------
                                            Six Months      Year      Six Months     Year
                                              ended        ended        ended        ended
                                           January 31,    July 31,   January 31,    July 31,
                                             2008 (b)       2007       2008 (b)       2007
                                           -----------   ---------   -----------   ---------
Capital Transactions:
Institutional Shares
   Shares issued                           $     4,077   $  14,848   $     4,424   $  10,952
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                            274         543           409         573
   Shares redeemed                              (8,542)    (10,305)      (13,915)    (26,522)
                                           -----------   ---------   -----------   ---------
   Total Institutional Shares                   (4,191)      5,086        (9,082)    (14,997)
                                           -----------   ---------   -----------   ---------
Class A Shares
   Shares issued                                   136           8           114           5
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Shares issued in conversion of
     Advisor Class @                               173          --            --          --
   Dividends reinvested                             19          42            30          64
   Shares redeemed                                (301)       (185)         (112)       (583)
                                           -----------   ---------   -----------   ---------
   Total Class A Shares                             27        (135)           32        (514)
                                           -----------   ---------   -----------   ---------
Class B Shares
   Shares issued                                    --           2            --          10
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                             11          27             7           4
   Shares redeemed                                (176)       (172)           --        (100)
                                           -----------   ---------   -----------   ---------
   Total Class B Shares                           (165)       (143)            7         (86)
                                           -----------   ---------   -----------   ---------
Class C Shares
   Shares issued                                    --          23            --^         21
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                             --^          1             2           2
   Shares redeemed                                 (14)        (69)           (6)        (10)
                                           -----------   ---------   -----------   ---------
   Total Class C Shares                            (14)        (45)           (4)         13
                                           -----------   ---------   -----------   ---------
Advisor Shares @
   Shares issued                                    --           2            --          --
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                              1           2            --          --^
   Shares redeemed                                (173)         (4)           --          (2)
                                           -----------   ---------   -----------   ---------
   Total Advisor Shares                           (172)         --            --          (2)
                                           -----------   ---------   -----------   ---------
Change from capital transactions           $    (4,515)  $   4,763   $    (9,047)  $ (15,586)
                                           ===========   =========   ===========   =========

                                                     Ohio                    Michigan
                                                Municipal Bond            Municipal Bond
                                           -----------------------   -----------------------
                                           Six Months      Year      Six Months      Year
                                             ended         ended       ended         ended
                                           January 31,    July 31,   January 31,    July 31,
                                             2008 (b)       2007       2008 (b)       2007
                                           -----------   ---------   -----------   ---------
Capital Transactions:
Institutional Shares
   Shares issued                           $     4,462   $   7,512   $     1,596   $   4,477
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                            345         137             9          24
   Shares redeemed                              (7,097)    (11,391)       (3,104)    (11,352)
                                           -----------   ---------   -----------   ---------
   Total Institutional Shares                   (2,290)     (3,742)       (1,499)     (6,851)
                                           -----------   ---------   -----------   ---------
Class A Shares
   Shares issued                                     6         429            11           3
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Shares issued in conversion of
     Advisor Class @                                --          --            --          --
   Dividends reinvested                             81         178            37          94
   Shares redeemed                              (2,075)     (8,148)         (116)       (319)
                                           -----------   ---------   -----------   ---------
   Total Class A Shares                         (1,988)     (7,541)          (68)       (222)
                                           -----------   ---------   -----------   ---------
Class B Shares
   Shares issued                                    --           2            --          39
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                             30          61             3           7
   Shares redeemed                                (367)       (800)          (15)        (85)
                                           -----------   ---------   -----------   ---------
   Total Class B Shares                           (337)       (737)          (12)        (39)
                                           -----------   ---------   -----------   ---------
Class C Shares
   Shares issued                                    --^         --            --^         --^
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                             10          20             1           3
   Shares redeemed                                (104)       (502)          (53)        (54)
                                           -----------   ---------   -----------   ---------
   Total Class C Shares                            (94)       (482)          (52)        (51)
                                           -----------   ---------   -----------   ---------
Advisor Shares @
   Shares issued                                    --          --            --          --^
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --          --            --          --
   Dividends reinvested                             --          --^           --          --^
   Shares redeemed                                  --          (3)           --          (3)
                                           -----------   ---------   -----------   ---------
   Total Advisor Shares                             --          (3)           --          (3)
                                           -----------   ---------   -----------   ---------
Change from capital transactions           $    (4,709)  $ (12,505)  $    (1,631)  $  (7,166)
                                           ===========   =========   ===========   =========

                       See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued -- Fund Share Transactions (Amounts in thousands)
--------------------------------------------------------------------------------

                                               High Yield Bond       Total Return Bond (a)       Short Term Bond
                                           ----------------------   ----------------------   ----------------------
                                            Six Months     Year     Six Months      Year      Six Months     Year
                                              ended       ended       ended        ended       ended        ended
                                           January 31,   July 31,   January 31,   July 31,   January 31,   July 31,
                                             2008 (b)      2007       2008 (b)      2007       2008 (b)      2007
                                           -----------   --------   -----------   --------   -----------   --------
Share Transactions:
Institutional Shares
   Shares issued                                   776      2,403         2,199      7,257         1,572      8,207
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --        44,475         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --         2,297         --            --         --
   Dividends reinvested                            155         91           598        357           327        238
   Shares redeemed                              (2,483)    (2,148)       (5,568)    (9,873)       (2,754)    (7,679)
                                           -----------   --------   -----------   --------   -----------   --------
   Total Institutional Shares                   (1,552)       346        44,001     (2,259)         (855)       766
                                           -----------   --------   -----------   --------   -----------   --------
Class A Shares
   Shares issued                                   171          4           392         58            87        113
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --         1,306         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --           270         --            --         --
   Shares issued in conversion of
     Advisor Class @                                 1         --            35         --            --         --
   Dividends reinvested                              1          1            31         42            18         40
   Shares redeemed                                (172)       (10)         (264)      (454)         (175)      (449)
                                           -----------   --------   -----------   --------   -----------   --------
   Total Class A Shares                              1         (5)        1,770       (354)          (70)      (296)
                                           -----------   --------   -----------   --------   -----------   --------
Class B Shares
   Shares issued                                    --          6            26          2            NA         NA
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --           180         --            NA         NA
   Dividends reinvested                             --^        --^            5          8            NA         NA
   Shares redeemed                                  (7)        --           (47)       (62)           NA         NA
                                           -----------   --------   -----------   --------   -----------   --------
   Total Class B Shares                             (7)         6           164        (52)           NA         NA
                                           -----------   --------   -----------   --------   -----------   --------
Class C Shares
   Shares issued                                    --^         7             2          1             8          1
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            46         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --           119         --            --         --
   Dividends reinvested                             --^        --^            1          1            --^         1
   Shares redeemed                                  --^        --^          (13)       (12)           (7)        (7)
                                           -----------   --------   -----------   --------   -----------   --------
   Total Class C Shares                             --          7           155        (10)            1         (5)
                                           -----------   --------   -----------   --------   -----------   --------
Advisor Shares @
   Shares issued                                    --          1             1          4            --         --
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            10         --            --         --
   Dividends reinvested                             --^        --^           --          1            --         --^
   Shares redeemed                                  (2)        --           (35)        (8)           --         --^
                                           -----------   --------   -----------   --------   -----------   --------
   Total Advisor Shares                             (2)         1           (24)        (3)           --         --^
                                           -----------   --------   -----------   --------   -----------   --------
Change from capital transactions                (1,560)       355        46,066     (2,678)         (924)       465
                                           ===========   ========   ===========   ========   ===========   ========

----------
(a)   Formerly the Bond Fund

(b)   Unaudited

^     Represents fewer than five hundred shares.

~     Shares merged November 16, 2007. See Note 1.

@     Advisor Shares merged into Class A Shares on November 26, 2007. See
      Note 1.

                       See notes to financial statements.

                                                               Fifth Third Funds
       Statements of Changes in Net Assets, continued -- Fund Share Transactions
                                                          (Amounts in thousands)
--------------------------------------------------------------------------------

                                                                         Intermediate
                                               Municipal Bond           Municipal Bond
                                           ----------------------   ----------------------
                                           Six Months      Year      Six Months     Year
                                              ended       ended        ended       ended
                                           January 31,   July 31,   January 31,   July 31,
                                             2008 (b)      2007       2008 (b)      2007
                                           -----------   --------   -----------   --------
Share Transactions:
Institutional Shares
   Shares issued                                   436      1,578           441      1,094
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                             30         57            41         56
   Shares redeemed                                (912)    (1,089)       (1,388)    (2,634)
                                           -----------   --------   -----------   --------
   Total Institutional Shares                     (446)       546          (906)    (1,484)
                                           -----------   --------   -----------   --------
Class A Shares
   Shares issued                                    15          1            11          1
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Shares issued in conversion of
     Advisor Class @                                18         --            --         --
   Dividends reinvested                              2          4             3          6
   Shares redeemed                                 (32)       (19)          (11)       (58)
                                           -----------   --------   -----------   --------
   Total Class A Shares                              3        (14)            3        (51)
                                           -----------   --------   -----------   --------
Class B Shares
   Shares issued                                    --         --            --         --
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                              1          3             1          1
   Shares redeemed                                 (19)       (18)           --        (10)
                                           -----------   --------   -----------   --------
   Total Class B Shares                            (18)       (15)            1         (9)
                                           -----------   --------   -----------   --------
Class C Shares
   Shares issued                                    --          3            --^         2
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                             --^        --^           --^        --^
   Shares redeemed                                  (1)        (7)           (1)        (1)
                                           -----------   --------   -----------   --------
   Total Class C Shares                             (1)        (4)           (1)         1
                                           -----------   --------   -----------   --------
Advisor Shares @
   Shares issued                                    --         --^           --         --
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                             --^        --^           --         --^
   Shares redeemed                                 (19)        --^           --         --^
                                           -----------   --------   -----------   --------
   Total Advisor Shares                            (19)        --^           --         --^
                                           -----------   --------   -----------   --------
Change from capital transactions                  (481)       513          (903)    (1,543)
                                           ===========   ========   ===========   ========

                                                    Ohio                    Michigan
                                                Municipal Bond          Municipal Bond
                                           ----------------------   ----------------------
                                           Six Months      Year      Six Months     Year
                                              ended        ended       ended       ended
                                           January 31,   July 31,   January 31,   July 31,
                                            2008 (b)       2007       2008 (b)      2007
                                           -----------   --------   -----------   --------
Share Transactions:
Institutional Shares
   Shares issued                                   444        747           160        451
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                             34         13             1          2
   Shares redeemed                                (708)    (1,131)         (312)    (1,142)
                                           -----------   --------   -----------   --------
   Total Institutional Shares                     (230)      (371)         (151)      (689)
                                           -----------   --------   -----------   --------
Class A Shares
   Shares issued                                     1         42             1         --^
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Shares issued in conversion of
     Advisor Class @                                --         --            --         --
   Dividends reinvested                              8         18             4         10
   Shares redeemed                                (206)      (814)          (12)       (32)
                                           -----------   --------   -----------   --------
   Total Class A Shares                           (197)      (754)           (7)       (22)
                                           -----------   --------   -----------   --------
Class B Shares
   Shares issued                                    --         --            --          4
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                              3          6             1          1
   Shares redeemed                                 (38)       (81)           (2)        (9)
                                           -----------   --------   -----------   --------
   Total Class B Shares                            (35)       (75)           (1)        (4)
                                           -----------   --------   -----------   --------
Class C Shares
   Shares issued                                    --^        --            --^        --^
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Shares issued in connection with
     acquisition of Government
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                              1          2            --^        --^
   Shares redeemed                                 (10)       (50)           (5)        (5)
                                           -----------   --------   -----------   --------
   Total Class C Shares                             (9)       (48)           (5)        (5)
                                           -----------   --------   -----------   --------
Advisor Shares @
   Shares issued                                    --         --            --         --
   Shares issued in connection with
     acquisition of Intermediate
     Bond Fund ~                                    --         --            --         --
   Dividends reinvested                             --         --^           --         --^
   Shares redeemed                                  --         --^           --         --^
                                           -----------   --------   -----------   --------
   Total Advisor Shares                             --         --            --         --
                                           -----------   --------   -----------   --------
Change from capital transactions                  (471)    (1,248)         (164)      (720)
                                           ===========   ========   ===========   ========

                       See notes to financial statements.

Fifth Third Funds
Statement of Cash Flows
For the six months ended January 31, 2008 (Unaudited)
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                      Structured
                                                                      Large Cap
                                                                         Plus
                                                                     -----------
Increase (Decrease) in Cash:

Cash flows from operating activities:
Net decrease in net assets from operations                           $  (10,240)

Adjustments to reconcile net decrease in net assets from
   operations to net cash used in operating activities:
Purchases of long-term securities                                      (225,406)
Proceeds from sales of long-term securities                             238,871
Sale of short-term investment securities, net                             3,135
Increase in proceeds from securities sold short                           1,612
Decrease in dividends receivable                                              9
Decrease in receivable for securities sold                                1,844
Increase in receivable from Advisor                                        (252)
Increase in other assets                                                    (15)
Proceeds from futures contracts transactions                               (143)
Increase in distribution and administration services fee                     (1)
Decrease dividends on securities sold short                                 214
Increase in other liabilities                                                34
Unrealized depreciation on investments                                    8,404
Net realized loss on investments                                          2,549
                                                                     ----------
Net cash received from operating activities                              20,615
                                                                     ----------

Cash flows from financing activities:
Cash distributions paid*                                                   (137)
Net proceeds from capital share activity                                (20,478)
                                                                     ----------
Net cash used for financing activities                                  (20,615)
                                                                     ----------

Net Increase (Decrease) in Cash                                               0

Cash and Foreign Currency:
Beginning of year                                                             0
                                                                     ----------
End of year                                                          $        0
                                                                     ==========

----------
* Noncash financing activities not included herein consist of reinvestment of dividends of $1,429.

                       See notes to financial statements.

                       This page intentionally left blank.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment     Investments        from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Institutional Shares
Six months ended 1/31/08 +                            $13.42      (0.04)+++          (0.71)         (0.75)          --       (4.50)
Year ended 7/31/07                                    $14.10      (0.08)+++           2.64           2.56           --       (3.24)
Year ended 7/31/06                                    $15.58      (0.11)+++           0.50           0.39           --       (1.87)
Year ended 7/31/05                                    $15.48      (0.10)+++           3.07           2.97           --       (2.87)
Year ended 7/31/04                                    $15.90      (0.12)+++           1.43           1.31           --       (1.73)
Year ended 7/31/03                                    $13.70      (0.03)              2.23           2.20           --          --
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class A Shares
Six months ended 1/31/08 +                            $12.84      (0.05)+++          (0.65)         (0.70)          --       (4.50)
Year ended 7/31/07                                    $13.65      (0.11)+++           2.54           2.43           --       (3.24)
Year ended 7/31/06                                    $15.17      (0.14)+++           0.49           0.35           --       (1.87)
Year ended 7/31/05                                    $15.18      (0.14)+++           3.00           2.86           --       (2.87)
Year ended 7/31/04                                    $15.65      (0.17)+++           1.43           1.26           --       (1.73)
Year ended 7/31/03                                    $13.52      (0.06)              2.19           2.13           --          --
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class B Shares
Six months ended 1/31/08 +                            $12.21      (0.08)+++          (0.60)         (0.68)          --       (4.50)
Year ended 7/31/07                                    $13.21      (0.20)+++           2.44           2.24           --       (3.24)
Year ended 7/31/06                                    $14.85      (0.25)+++           0.48           0.23           --       (1.87)
Year ended 7/31/05                                    $15.02      (0.24)+++           2.94           2.70           --       (2.87)
Year ended 7/31/04                                    $15.61      (0.29)+++           1.43           1.14           --       (1.73)
Year ended 7/31/03                                    $13.59      (0.14)              2.16           2.02           --          --
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class C Shares
Six months ended 1/31/08 +                            $12.23      (0.08)+++          (0.61)         (0.69)          --       (4.50)
Year ended 7/31/07                                    $13.23      (0.20)+++           2.44           2.24           --       (3.24)
Year ended 7/31/06                                    $14.86      (0.25)+++           0.49           0.24           --       (1.87)
Year ended 7/31/05                                    $15.03      (0.24)+++           2.94           2.70           --       (2.87)
Year ended 7/31/04                                    $15.62      (0.29)+++           1.43           1.14           --       (1.73)
Year ended 7/31/03                                    $13.59      (0.14)              2.17           2.03           --          --
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Institutional Shares
Six months ended 1/31/08 +                            $15.70      (0.03)+++          (0.82)         (0.85)          --       (2.19)
Year ended 7/31/07                                    $16.55      (0.07)+++@          2.72           2.65           --       (3.50)
Year ended 7/31/06                                    $16.03      (0.04)+++           0.77           0.73        (0.02)      (0.19)
Year ended 7/31/05                                    $12.96         --^              3.07           3.07           --          --
Year ended 7/31/04                                    $12.02      (0.09)              1.03           0.94           --          --
Year ended 7/31/03                                    $10.24      (0.07)+++           1.85           1.78           --          --
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class A Shares
Six months ended 1/31/08 +                            $15.20      (0.05)+++          (0.77)         (0.82)          --       (2.19)
Year ended 7/31/07                                    $16.17      (0.11)+++@          2.64           2.53           --       (3.50)
Year ended 7/31/06                                    $15.69      (0.08)+++           0.76           0.68        (0.01)      (0.19)
Year ended 7/31/05                                    $12.72      (0.05)              3.02           2.97           --          --
Year ended 7/31/04                                    $11.82      (0.12)              1.02           0.90           --          --
Year ended 7/31/03                                    $10.11      (0.09)+++           1.80           1.71           --          --
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class B Shares
Six months ended 1/31/08 +                            $14.31      (0.09)+++          (0.68)         (0.77)          --       (2.19)
Year ended 7/31/07                                    $15.50      (0.21)+++@          2.52           2.31           --       (3.50)
Year ended 7/31/06                                    $15.16      (0.20)+++           0.73           0.53           --       (0.19)
Year ended 7/31/05                                    $12.38      (0.15)              2.93           2.78           --          --
Year ended 7/31/04                                    $11.59      (0.21)              1.00           0.79           --          --
Year ended 7/31/03                                    $ 9.98      (0.17)+++           1.78           1.61           --          --
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class C Shares
Six months ended 1/31/08 +                            $13.65      (0.09)+++          (0.74)         (0.83)          --       (2.19)
Year ended 7/31/07                                    $14.94      (0.20)+++@          2.41           2.21           --       (3.50)
Year ended 7/31/06                                    $14.61      (0.19)+++           0.71           0.52           --       (0.19)
Year ended 7/31/05                                    $11.94      (0.16)              2.83           2.67           --          --
Year ended 7/31/04                                    $11.17      (0.21)              0.98           0.77           --          --
Year ended 7/31/03                                    $ 9.63      (0.16)+++           1.70           1.54           --          --
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                           Ratios/Supplemental Data
                                                                         -----------------------------------------------------------
                                                                                    Ratios of   Ratios of
                                                        Net     Total       Net     Expenses    Expenses   Ratios of Net
                                           Total       Asset    Return    Assets,      to          to       Investment
                                         Dividends    Value,  (excludes   End of     Average     Average       Income     Portfolio
                                            and       End of    sales     Period       Net         Net       to Average    Turnover
                                       Distributions  Period    charge)   (000's)  Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Institutional Shares
Six months ended 1/31/08 +                 (4.50)     $ 8.17   (9.28)%*  $ 76,372     1.10%**     1.02%**     (0.62)%**       49%
Year ended 7/31/07                         (3.24)     $13.42   20.45%    $112,591     1.06%       1.01%       (0.59)%         90%
Year ended 7/31/06                         (1.87)     $14.10    2.71%    $126,809     1.03%       1.02%       (0.75)%         67%
Year ended 7/31/05                         (2.87)     $15.58   20.81%    $213,892     1.01%       1.01%       (0.68)%         65%
Year ended 7/31/04                         (1.73)     $15.48    7.31%    $223,439     1.00%       1.00%       (0.72)%         95%
Year ended 7/31/03                            --      $15.90   16.06%    $391,934     0.98%       0.93%       (0.16)%         63%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class A Shares
Six months ended 1/31/08 +                 (4.50)     $ 7.64   (9.29)%*  $ 13,293     1.35%**     1.27%**     (0.87)%**       49%
Year ended 7/31/07                         (3.24)     $12.84   20.11%    $ 16,036     1.30%       1.26%       (0.84)%         90%
Year ended 7/31/06                         (1.87)     $13.65    2.50%    $ 17,783     1.28%       1.27%       (0.99)%         67%
Year ended 7/31/05                         (2.87)     $15.17   20.45%    $ 22,714     1.26%       1.26%       (0.93)%         65%
Year ended 7/31/04                         (1.73)     $15.18    7.16%    $ 25,921     1.25%       1.25%       (0.99)%         95%
Year ended 7/31/03                            --      $15.65   15.75%    $ 16,471     1.23%       1.19%       (0.42)%         63%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class B Shares
Six months ended 1/31/08 +                 (4.50)     $ 7.03   (9.74)%*  $  1,031     2.09%**     2.01%**     (1.61)%**       49%
Year ended 7/31/07                         (3.24)     $12.21   19.31%    $  1,318     2.06%       2.01%       (1.59)%         90%
Year ended 7/31/06                         (1.87)     $13.21    1.69%    $  1,414     2.03%       2.02%       (1.74)%         67%
Year ended 7/31/05                         (2.87)     $14.85   19.51%    $  1,805     2.01%       2.01%       (1.68)%         65%
Year ended 7/31/04                         (1.73)     $15.02    6.30%    $  1,784     2.00%       2.00%       (1.74)%         95%
Year ended 7/31/03                            --      $15.61   14.86%*   $  1,407     1.98%**     1.94%**     (1.17)%**       63%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Class C Shares
Six months ended 1/31/08 +                 (4.50)     $ 7.04   (9.72)%*  $    338     2.09%**     2.01%**     (1.61)%**       49%
Year ended 7/31/07                         (3.24)     $12.23   19.18%    $    426     2.05%       2.01%       (1.60)%         90%
Year ended 7/31/06                         (1.87)     $13.23    1.75%    $    384     2.03%       2.02%       (1.75)%         67%
Year ended 7/31/05                         (2.87)     $14.86   19.57%    $    618     2.01%       2.01%       (1.68)%         65%
Year ended 7/31/04                         (1.73)     $15.03    6.29%    $    810     2.00%       2.00%       (1.74)%         95%
Year ended 7/31/03                            --      $15.62   14.94%*   $    436     1.98%**     1.93%**     (1.16)%**       63%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Institutional Shares
Six months ended 1/31/08 +                 (2.19)     $12.66   (6.51)%*  $277,747     1.11%**     1.09%**     (0.39)%**       49%
Year ended 7/31/07                         (3.50)     $15.70   17.32%@   $313,124     1.09%       1.09%       (0.48)%         55%
Year ended 7/31/06                         (0.21)     $16.55    4.56%    $318,133     1.08%       1.08%       (0.24)%         69%
Year ended 7/31/05                            --      $16.03   23.69%    $392,929     1.09%       1.09%       (0.03)%         54%
Year ended 7/31/04                            --      $12.96    7.82%    $335,815     1.09%       1.09%       (0.68)%         83%
Year ended 7/31/03                            --      $12.02   17.38%    $335,285     1.10%       1.10%       (0.65)%         25%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class A Shares
Six months ended 1/31/08 +                 (2.19)     $12.19   (6.53)%*  $ 26,999     1.36%**     1.35%**     (0.63)%**       49%
Year ended 7/31/07                         (3.50)     $15.20   16.93%@   $ 29,103     1.35%       1.34%       (0.73)%         55%
Year ended 7/31/06                         (0.20)     $16.17    4.34%    $ 34,437     1.33%       1.33%       (0.49)%         69%
Year ended 7/31/05                            --      $15.69   23.35%    $ 41,921     1.34%       1.34%       (0.29)%         54%
Year ended 7/31/04                            --      $12.72    7.61%    $ 49,586     1.34%       1.34%       (0.93)%         83%
Year ended 7/31/03                            --      $11.82   17.03%    $ 35,504     1.35%       1.35%       (0.89)%         25%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class B Shares
Six months ended 1/31/08 +                 (2.19)     $11.35   (6.68)%*  $  5,236     2.12%**     2.10%**     (1.39)%**       49%
Year ended 7/31/07                         (3.50)     $14.31   16.14%@   $  5,707     2.09%       2.09%       (1.48)%         55%
Year ended 7/31/06                         (0.19)     $15.50    3.51%    $  6,507     2.08%       2.08%       (1.24)%         69%
Year ended 7/31/05                            --      $15.16   22.46%    $  6,874     2.09%       2.09%       (1.03)%         54%
Year ended 7/31/04                            --      $12.38    6.82%    $  6,730     2.09%       2.09%       (1.68)%         83%
Year ended 7/31/03                            --      $11.59   16.13%    $  5,846     2.10%       2.10%       (1.64)%         25%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Class C Shares
Six months ended 1/31/08 +                 (2.19)     $10.63   (7.44)%*  $    787     2.12%**     2.10%**     (1.38)%**       49%
Year ended 7/31/07                         (3.50)     $13.65   16.07%@   $    802     2.09%       2.09%       (1.47)%         55%
Year ended 7/31/06                         (0.19)     $14.94    3.57%    $  1,122     2.08%       2.08%       (1.22)%         69%
Year ended 7/31/05                            --      $14.61   22.36%    $  1,600     2.09%       2.09%       (1.03)%         54%
Year ended 7/31/04                            --      $11.94    6.89%    $  1,700     2.09%       2.09%       (1.68)%         83%
Year ended 7/31/03                            --      $11.17   15.99%    $  1,525     2.10%       2.10%       (1.64)%         25%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                ------------------------------                ----------------------
                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized      Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment     Investments        from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Institutional Shares
Six months ended 1/31/08 +                            $18.52       0.01+++            0.66           0.67        (0.01)      (2.67)
Year ended 7/31/07                                    $15.67       0.11+++@           3.07           3.18        (0.08)      (0.25)
Year ended 7/31/06                                    $16.34      (0.03)+++          (0.64)         (0.67)          --          --
Year ended 7/31/05                                    $14.61       0.03               1.74           1.77        (0.04)         --
Year ended 7/31/04                                    $14.23      (0.04)              0.42           0.38           --          --
Year ended 7/31/03                                    $12.91       0.01               1.31           1.32           --^         --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class A Shares
Six months ended 1/31/08 +                            $18.12      (0.01)+++           0.65           0.64           --       (2.67)
Year ended 7/31/07                                    $15.36       0.06+++@           3.01           3.07        (0.06)      (0.25)
Year ended 7/31/06                                    $16.05      (0.07)+++          (0.62)         (0.69)          --          --
Year ended 7/31/05                                    $14.38      (0.02)              1.72           1.70        (0.03)         --
Year ended 7/31/04                                    $14.04      (0.08)              0.42           0.34           --          --
Year ended 7/31/03                                    $12.77      (0.02)              1.29           1.27           --          --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class B Shares
Six months ended 1/31/08 +                            $17.30      (0.08)+++           0.64           0.56           --       (2.67)
Year ended 7/31/07                                    $14.74      (0.06)+++@          2.88           2.82        (0.01)      (0.25)
Year ended 7/31/06                                    $15.52      (0.18)+++          (0.60)         (0.78)          --          --
Year ended 7/31/05                                    $13.99      (0.14)              1.67           1.53           --^         --
Year ended 7/31/04                                    $13.75      (0.19)              0.43           0.24           --          --
Year ended 7/31/03                                    $12.60      (0.12)              1.27           1.15           --          --
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class C Shares
Six months ended 1/31/08 +                            $16.85      (0.08)+++           0.63           0.55           --       (2.67)
Year ended 7/31/07                                    $14.36      (0.06)+++@          2.81           2.75        (0.01)      (0.25)
Year ended 7/31/06                                    $15.12      (0.18)+++          (0.58)         (0.76)          --          --
Year ended 7/31/05                                    $13.63      (0.15)              1.64           1.49           --^         --
Year ended 7/31/04                                    $13.40      (0.20)              0.43           0.23           --          --
Year ended 7/31/03                                    $12.28      (0.11)              1.23           1.12           --          --
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Institutional Shares
Six months ended 1/31/08 +                            $25.50       0.16+++           (0.16)          0.00        (0.29)         --
Year ended 7/31/07                                    $22.56       0.57+++@           2.85           3.42        (0.48)         --
Year ended 7/31/06                                    $21.71       0.28+++            0.83           1.11        (0.26)         --
Year ended 7/31/05                                    $19.10      (0.15)+++           2.76           2.61           --          --
Year ended 7/31/04                                    $18.17      (0.19)              1.12           0.93           --          --
Year ended 7/31/03                                    $18.06      (0.12)              0.23           0.11           --          --
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class A Shares
Six months ended 1/31/08 +                            $25.07       0.13+++           (0.17)         (0.04)       (0.25)         --
Year ended 7/31/07                                    $22.18       0.49+++@           2.82           3.31        (0.42)         --
Year ended 7/31/06                                    $21.34       0.23+++            0.85           1.08        (0.24)         --
Year ended 7/31/05                                    $18.82      (0.19)+++           2.71           2.52           --          --
Year ended 7/31/04                                    $17.94      (0.20)              1.08           0.88           --          --
Year ended 7/31/03                                    $17.88      (0.16)              0.22           0.06           --          --
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class B Shares
Six months ended 1/31/08 +                            $24.31       0.03+++           (0.15)         (0.12)       (0.15)         --
Year ended 7/31/07                                    $21.53       0.31+++@           2.71           3.02        (0.24)         --
Year ended 7/31/06                                    $20.83       0.06+++            0.80           0.86        (0.16)         --
Year ended 7/31/05                                    $18.51      (0.33)+++           2.65           2.32           --          --
Year ended 7/31/04                                    $17.77      (0.31)              1.05           0.74           --          --
Year ended 7/31/03                                    $17.85      (0.24)              0.16          (0.08)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class C Shares
Six months ended 1/31/08 +                            $23.67       0.03+++           (0.15)         (0.12)       (0.15)         --
Year ended 7/31/07                                    $20.97       0.29+++@           2.66           2.95        (0.25)         --
Year ended 7/31/06                                    $20.27       0.07+++            0.78           0.85        (0.15)         --
Year ended 7/31/05                                    $18.01      (0.32)+++           2.58           2.26           --          --
Year ended 7/31/04                                    $17.30      (0.36)              1.07           0.71           --          --
8/1/02(d) to 7/31/03                                  $17.37      (0.30)              0.23          (0.07)          --          --
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                          Ratios/Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                    Ratios of   Ratios of
                                                        Net     Total       Net     Expenses    Expenses   Ratios of Net
                                           Total       Asset    Return    Assets,      to          to       Investment
                                         Dividends    Value,  (excludes   End of     Average     Average       Income     Portfolio
                                            and       End of    sales     Period       Net         Net       to Average    Turnover
                                       Distributions  Period    charge)   (000's)  Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Institutional Shares
Six months ended 1/31/08 +                 (2.68)     $16.51    2.28%*   $510,897     1.10%**     1.07%**      0.09%**        25%
Year ended 7/31/07                         (0.33)     $18.52   20.51%@   $535,734     1.10%       1.08%        0.52%          98%
Year ended 7/31/06                            --      $15.67   (4.10)%   $616,737     1.08%       1.08%       (0.18)%        108%
Year ended 7/31/05                         (0.04)     $16.34   12.13%    $707,766     1.08%       1.08%        0.16%          71%
Year ended 7/31/04                            --      $14.61    2.67%    $882,256     1.07%       1.07%       (0.24)%         35%
Year ended 7/31/03                            --^     $14.23   10.23%    $795,988     1.08%       1.08%        0.05%          19%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class A Shares
Six months ended 1/31/08 +                 (2.67)     $16.09    2.16%*   $ 82,649     1.35%**     1.32%**     (0.15)%**       25%
Year ended 7/31/07                         (0.31)     $18.12   20.18%@   $ 92,728     1.35%       1.33%        0.27%          98%
Year ended 7/31/06                            --      $15.36   (4.30)%   $114,828     1.33%       1.33%       (0.42)%        108%
Year ended 7/31/05                         (0.03)     $16.05   11.83%    $165,836     1.33%       1.33%       (0.08)%         71%
Year ended 7/31/04                            --      $14.38    2.42%    $220,904     1.32%       1.32%       (0.49)%         35%
Year ended 7/31/03                            --      $14.04    9.95%    $211,221     1.33%       1.33%       (0.19)%         19%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class B Shares
Six months ended 1/31/08 +                 (2.67)     $15.19    1.78%*   $ 10,453     2.10%**     2.07%**     (0.91)%**       25%
Year ended 7/31/07                         (0.26)     $17.30   19.29%@   $ 11,347     2.10%       2.08%       (0.49)%         98%
Year ended 7/31/06                            --      $14.74   (5.03)%   $ 13,259     2.08%       2.08%       (1.18)%        108%
Year ended 7/31/05                            --^     $15.52   10.95%    $ 17,791     2.08%       2.08%       (0.85)%         71%
Year ended 7/31/04                            --      $13.99    1.75%    $ 20,947     2.07%       2.07%       (1.24)%         35%
Year ended 7/31/03                            --      $13.75    9.13%    $ 20,700     2.08%       2.08%       (0.94)%         19%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Class C Shares
Six months ended 1/31/08 +                 (2.67)     $14.73    1.77%*   $  2,036     2.10%**     2.07%**     (0.90)%**       25%
Year ended 7/31/07                         (0.26)     $16.85   19.30%@   $  2,275     2.10%       2.08%       (0.45)%         98%
Year ended 7/31/06                            --      $14.36   (5.03)%   $  3,199     2.08%       2.08%       (1.17)%        108%
Year ended 7/31/05                            --^     $15.12   10.95%    $  5,238     2.08%       2.08%       (0.83)%         71%
Year ended 7/31/04                            --      $13.63    1.72%    $  7,536     2.07%       2.07%       (1.24)%         35%
Year ended 7/31/03                            --      $13.40    9.12%    $  8,380     2.08%       2.08%       (0.94)%         19%
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Institutional Shares
Six months ended 1/31/08 +                 (0.29)     $25.21   (0.03)%*  $ 18,524     1.71%**     0.73%**      1.24%**        39%
Year ended 7/31/07                         (0.48)     $25.50   15.22%@   $ 18,875     1.67%       0.73%        2.08%          68%
Year ended 7/31/06                         (0.26)     $22.56    5.14%    $ 15,759     2.72%       0.73%        1.25%         147%
Year ended 7/31/05                            --      $21.71   13.66%    $  5,973     1.99%       1.45%       (0.73)%         28%
Year ended 7/31/04                            --      $19.10    5.12%    $  7,166     1.74%       1.43%       (0.68)%         81%
Year ended 7/31/03                            --      $18.17    0.61%    $ 14,659     1.63%       1.47%       (0.67)%         50%
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class A Shares
Six months ended 1/31/08 +                 (0.25)     $24.78   (0.17)%*  $  3,436     1.96%**     0.98%**      1.00%**        39%
Year ended 7/31/07                         (0.42)     $25.07   14.97%@   $  3,926     1.92%       0.98%        1.80%          68%
Year ended 7/31/06                         (0.24)     $22.18    5.05%    $  4,670     2.93%       0.98%        1.08%         147%
Year ended 7/31/05                            --      $21.34   13.39%    $  7,087     2.24%       1.70%       (0.98)%         28%
Year ended 7/31/04                            --      $18.82    4.91%    $  9,391     2.00%       1.68%       (0.98)%         81%
Year ended 7/31/03                            --      $17.94    0.34%    $  8,264     1.89%       1.72%       (0.92)%         50%
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class B Shares
Six months ended 1/31/08 +                 (0.15)     $24.04   (0.54)%*  $    305     2.71%**     1.73%**      0.25%**        39%
Year ended 7/31/07                         (0.24)     $24.31   14.11%@   $    369     2.66%       1.73%        1.08%          68%
Year ended 7/31/06                         (0.16)     $21.53    4.13%    $    371     3.70%       1.73%        0.27%         147%
Year ended 7/31/05                            --      $20.83   12.53%    $    311     2.97%       2.45%       (1.73)%         28%
Year ended 7/31/04                            --      $18.51    4.16%    $    441     2.74%       2.43%       (1.74)%         81%
Year ended 7/31/03                            --      $17.77   (0.45)%   $    350     2.63%       2.47%       (1.68)%         50%
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Class C Shares
Six months ended 1/31/08 +                 (0.15)     $23.40   (0.54)%*  $    300     2.71%**     1.73%**      0.25%**        39%
Year ended 7/31/07                         (0.25)     $23.67   14.12%@   $    356     2.67%       1.73%        1.02%          68%
Year ended 7/31/06                         (0.15)     $20.97    4.22%    $    389     3.71%       1.73%        0.32%         147%
Year ended 7/31/05                            --      $20.27   12.55%    $    516     3.00%       2.45%       (1.73)%         28%
Year ended 7/31/04                            --      $18.01    4.10%    $    580     2.75%       2.43%       (1.71)%         81%
8/1/02(d) to 7/31/03                          --      $17.30   (0.40)%   $    727     2.64%       2.47%       (1.67)%         50%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                 Change in Net Assets                          Less Dividends and
                                                               Resulting from Operations                       Distributions from
                                                             ------------------------------                  ---------------------
                                                                              Net Realized
                                                                                 and
                                                                               Unrealized      Change in
                                                 Net Asset                   Gains/(Losses)    Net Assets
                                                   Value,         Net            from          Resulting        Net          Net
                                                 Beginning     Investment     Investments         from       Investment   Realized
                                                 of Period   Income/(Loss)    Transactions    Operations       Income       Gains
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Institutional Shares
Six months ended 1/31/08 +                         $ 7.02       0.01+++           (0.84)         (0.83)           --       (2.50)
Year ended 7/31/07                                 $ 8.05       0.01+++            0.93           0.94         (0.05)      (1.92)
Year ended 7/31/06                                 $11.00       0.02+++            0.17           0.19         (0.01)      (3.13)
Year ended 7/31/05                                 $10.32      (0.01)+++           1.41           1.40            --       (0.72)
Year ended 7/31/04                                 $ 8.20      (0.02)+++           2.66           2.64            --       (0.52)
Year ended 7/31/03                                 $ 5.89      (0.04)+++           2.40           2.36            --       (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class A Shares
Six months ended 1/31/08 +                         $ 6.73         --^             (0.80)         (0.80)           --       (2.50)
Year ended 7/31/07                                 $ 7.80      (0.01)+++           0.90           0.89         (0.04)      (1.92)
Year ended 7/31/06                                 $10.78         --^+++           0.15           0.15            --^      (3.13)
Year ended 7/31/05                                 $10.14      (0.03)+++           1.39           1.36            --       (0.72)
Year ended 7/31/04                                 $ 8.08      (0.05)+++           2.63           2.58            --       (0.52)
Year ended 7/31/03                                 $ 5.82      (0.06)+++           2.37           2.31            --       (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class B Shares
Six months ended 1/31/08 +                         $ 6.39      (0.02)+++          (0.75)         (0.77)           --       (2.50)
Year ended 7/31/07                                 $ 7.52      (0.06)+++           0.86           0.80         (0.01)      (1.92)
Year ended 7/31/06                                 $10.56      (0.06)+++           0.15           0.09            --       (3.13)
Year ended 7/31/05                                 $ 9.96      (0.04)+++           1.36           1.32            --       (0.72)
Year ended 7/31/04                                 $ 7.97      (0.08)+++           2.59           2.51            --       (0.52)
Year ended 7/31/03                                 $ 5.79      (0.10)+++           2.33           2.23            --       (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class C Shares
Six months ended 1/31/08 +                         $ 6.39      (0.02)+++          (0.75)         (0.77)           --       (2.50)
Year ended 7/31/07                                 $ 7.52      (0.05)+++           0.84           0.79            --       (1.92)
Year ended 7/31/06                                 $10.56      (0.06)+++           0.15           0.09            --       (3.13)
Year ended 7/31/05                                 $ 9.96      (0.04)+++           1.36           1.32            --       (0.72)
Year ended 7/31/04                                 $ 7.97      (0.08)+++           2.59           2.51            --       (0.52)
Year ended 7/31/03                                 $ 5.79      (0.10)+++           2.33           2.23            --       (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Institutional Shares
Six months ended 1/31/08 +                         $20.29       0.08+++           (1.20)         (1.12)        (0.16)      (2.37)
Year ended 7/31/07                                 $20.89       0.13+++            2.12           2.25         (0.08)      (2.77)
Year ended 7/31/06                                 $22.82       0.09               0.46           0.55         (0.05)      (2.43)
Year ended 7/31/05                                 $20.01      (0.04)+++           4.51           4.47            --       (1.66)
Year ended 7/31/04                                 $17.54      (0.03)+++           3.50           3.47         (0.02)      (0.98)
4/1/03(d) to 7/31/03                               $15.00         --^              2.54           2.54            --          --
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class A Shares
Six months ended 1/31/08 +                         $20.09       0.06+++           (1.19)         (1.13)        (0.12)      (2.37)
Year ended 7/31/07                                 $20.74       0.08+++            2.11           2.19         (0.07)      (2.77)
Year ended 7/31/06                                 $22.68       0.02               0.47           0.49            --       (2.43)
Year ended 7/31/05                                 $19.95      (0.10)+++           4.49           4.39            --       (1.66)
Year ended 7/31/04                                 $17.52      (0.11)+++           3.52           3.41            --^      (0.98)
4/1/03(d) to 7/31/03                               $15.00      (0.01)              2.53           2.52            --          --
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class B Shares
Six months ended 1/31/08 +                         $19.34      (0.01)+++          (1.14)         (1.15)           --       (2.37)
Year ended 7/31/07                                 $20.18      (0.08)+++           2.05           1.97         (0.04)      (2.77)
Year ended 7/31/06                                 $22.29      (0.13)              0.45           0.32            --       (2.43)
Year ended 7/31/05                                 $19.76      (0.24)+++           4.43           4.19            --       (1.66)
Year ended 7/31/04                                 $17.48      (0.25)+++           3.51           3.26            --       (0.98)
4/1/03(d) to 7/31/03                               $15.00      (0.03)              2.51           2.48            --          --
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class C Shares
Six months ended 1/31/08 +                         $19.31      (0.01)+++          (1.15)         (1.16)           --       (2.37)
Year ended 7/31/07                                 $20.14      (0.08)+++           2.06           1.98         (0.04)      (2.77)
Year ended 7/31/06                                 $22.25      (0.14)              0.46           0.32            --       (2.43)
Year ended 7/31/05                                 $19.74      (0.24)+++           4.41           4.17            --       (1.66)
Year ended 7/31/04                                 $17.48      (0.26)+++           3.50           3.24            --       (0.98)
4/1/03(d) to 7/31/03                               $15.00      (0.03)              2.51           2.48            --          --
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                        Ratios/Supplemental Data
                                                                        ---------------------------------------------------------
                                                                                  Ratios of  Ratios of
                                                     Net      Total      Net      Expenses   Expenses    Ratios of Net
                                       Total        Asset    Return     Assets,      to         to        Investment
                                    Dividends      Value,   (excludes   End of    Average    Average        Income      Portfolio
                                       and         End of     sales     Period       Net        Net       to Average    Turnover
                                    Distributions  Period    charge)    (000's)   Assets(a)  Assets (b)    Net Assets    Rate (e)
---------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Institutional Shares
Six months ended 1/31/08 +             (2.50)       $ 3.69    (13.85)%* $ 28,827    1.76%**     1.36%**       0.28%**      28%
Year ended 7/31/07                     (1.97)       $ 7.02     12.53%   $ 51,541    1.52%       1.35%         0.17%        72%
Year ended 7/31/06                     (3.14)       $ 8.05      1.93%   $ 72,981    1.40%       1.37%         0.23%        42%
Year ended 7/31/05                     (0.72)       $11.00     13.86%   $ 98,885    1.35%       1.35%        (0.07)%       12%
Year ended 7/31/04                     (0.52)       $10.32     32.84%   $155,798    1.33%       1.33%        (0.25)%       23%
Year ended 7/31/03                     (0.05)       $ 8.20     40.26%   $100,676    1.47%       1.40%        (0.68)%       28%
---------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class A Shares
Six months ended 1/31/08 +             (2.50)       $ 3.43    (13.96)%* $ 12,220    2.05%**     1.61%**       0.08%**      28%
Year ended 7/31/07                     (1.96)       $ 6.73     12.24%   $ 11,486    1.77%       1.60%        (0.08)%       72%
Year ended 7/31/06                     (3.13)       $ 7.80      1.59%   $ 17,759    1.65%       1.62%        (0.05)%       42%
Year ended 7/31/05                     (0.72)       $10.78     13.60%   $ 29,172    1.60%       1.60%        (0.31)%       12%
Year ended 7/31/04                     (0.52)       $10.14     32.56%   $ 41,402    1.58%       1.58%        (0.49)%       23%
Year ended 7/31/03                     (0.05)       $ 8.08     39.88%   $ 18,297    1.69%       1.65%        (0.95)%       28%
---------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class B Shares
Six months ended 1/31/08 +             (2.50)       $ 3.12    (14.33)%* $  3,488    2.76%**     2.35%**      (0.70)%**     28%
Year ended 7/31/07                     (1.93)       $ 6.39     11.38%   $  5,069    2.53%       2.35%        (0.87)%       72%
Year ended 7/31/06                     (3.13)       $ 7.52      0.86%   $  6,032    2.40%       2.37%        (0.73)%       42%
Year ended 7/31/05                     (0.72)       $10.56     13.54%   $  7,348    2.36%       1.73%        (0.40)%       12%
Year ended 7/31/04                     (0.52)       $ 9.96     32.13%   $  6,937    2.33%       1.89%        (0.81)%       23%
Year ended 7/31/03                     (0.05)       $ 7.97     38.70%   $  4,254    2.47%       2.40%        (1.66)%       28%
---------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Class C Shares
Six months ended 1/31/08 +             (2.50)       $ 3.12    (14.33)%* $  1,881    2.76%**     2.35%**      (0.70)%**     28%
Year ended 7/31/07                     (1.92)       $ 6.39     11.28%   $  2,853    2.51%       2.35%        (0.75)%       72%
Year ended 7/31/06                     (3.13)       $ 7.52      0.86%   $  5,161    2.40%       2.37%        (0.71)%       42%
Year ended 7/31/05                     (0.72)       $10.56     13.54%   $  6,143    2.36%       1.73%        (0.39)%       12%
Year ended 7/31/04                     (0.52)       $ 9.96     32.13%   $  5,624    2.33%       1.81%        (0.82)%       23%
Year ended 7/31/03                     (0.05)       $ 7.97     38.70%   $  1,166    2.47%       2.40%        (1.66)%       28%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Institutional Shares
Six months ended 1/31/08 +             (2.53)       $16.64     (5.94)%* $ 82,288    1.28%**     1.19%**       0.87%**      24%
Year ended 7/31/07                     (2.85)       $20.29     10.77%   $110,873    1.25%       1.20%         0.61%        46%
Year ended 7/31/06                     (2.48)       $20.89      2.62%   $116,503    1.24%       1.21%         0.39%        99%
Year ended 7/31/05                     (1.66)       $22.82     23.59%   $158,505    1.20%       1.20%        (0.20)%      105%
Year ended 7/31/04                     (1.00)       $20.01     20.11%   $107,344    1.41%       1.25%        (0.15)%      279%
4/1/03(d) to 7/31/03                      --        $17.54     16.87%*  $ 72,783    1.60%**     1.24%**       0.03%**      39%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class A Shares
Six months ended 1/31/08 +             (2.49)       $16.47     (6.06)%* $  2,200    1.54%**     1.45%**       0.61%**      24%
Year ended 7/31/07                     (2.84)       $20.09     10.53%   $  2,198    1.50%       1.45%         0.36%        46%
Year ended 7/31/06                     (2.43)       $20.74      2.36%   $  2,434    1.49%       1.46%         0.11%        99%
Year ended 7/31/05                     (1.66)       $22.68     23.24%   $  2,715    1.45%       1.45%        (0.48)%      105%
Year ended 7/31/04                     (0.98)       $19.95     19.81%   $  2,277    1.63%       1.49%        (0.53)%      279%
4/1/03(d) to 7/31/03                      --        $17.52     16.73%*  $    216    1.86%**     1.47%**      (0.21)%**     39%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class B Shares
Six months ended 1/31/08 +             (2.37)       $15.82     (6.40)%* $    878    2.29%**     2.20%**      (0.14)%**     24%
Year ended 7/31/07                     (2.81)       $19.34      9.63%   $  1,104    2.25%       2.20%        (0.39)%       46%
Year ended 7/31/06                     (2.43)       $20.18      1.59%   $  1,221    2.24%       2.21%        (0.64)%       99%
Year ended 7/31/05                     (1.66)       $22.29     22.35%   $  1,142    2.20%       2.19%        (1.18)%      105%
Year ended 7/31/04                     (0.98)       $19.76     19.02%   $    503    2.38%       2.24%        (1.26)%      279%
4/1/03(d) to 7/31/03                      --        $17.48     16.47%*  $    103    2.60%**     2.22%**      (1.07)%**     39%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Class C Shares
Six months ended 1/31/08 +             (2.37)       $15.78     (6.41)%* $    551    2.29%**     2.20%**      (0.14)%**     24%
Year ended 7/31/07                     (2.81)       $19.31      9.66%   $    713    2.25%       2.20%        (0.39)%       46%
Year ended 7/31/06                     (2.43)       $20.14      1.59%   $    839    2.24%       2.21%        (0.64)%       99%
Year ended 7/31/05                     (1.66)       $22.25     22.39%   $    927    2.20%       2.19%        (1.21)%      105%
Year ended 7/31/04                     (0.98)       $19.74     18.85%   $    561    2.38%       2.24%        (1.31)%      279%
4/1/03(d) to 7/31/03                      --        $17.48     16.47%*  $     15    2.62%**     2.23%**      (0.97)%**     39%
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                       Change in Net Assets                    Less Dividends and
                                                                    Resulting from Operations                  Distributions from
                                                                   ----------------------------               --------------------
                                                                                   Net Realized
                                                                                       and
                                                                                    Unrealized    Change in
                                                        Net Asset                 Gains/(Losses)  Net Assets
                                                          Value,        Net            from       Resulting      Net         Net
                                                        Beginning   Investment     Investments       from     Investment  Realized
                                                        of Period  Income/(Loss)   Transactions   Operations    Income      Gains
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Institutional Shares
Six months ended 1/31/08 +                                $25.65        0.16+++       (2.04)        (1.88)      (0.18)     (3.56)
Year ended 7/31/07                                        $25.68        0.37+++        4.19          4.56       (0.36)     (4.23)
Year ended 7/31/06                                        $26.04        0.26           1.77          2.03       (0.24)     (2.15)
Year ended 7/31/05                                        $22.58        0.10           4.85          4.95       (0.11)     (1.38)
Year ended 7/31/04                                        $19.02        0.06           3.62          3.68       (0.05)     (0.07)
Year ended 7/31/03                                        $15.86        0.02           3.14          3.16          --         --
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class A Shares
Six months ended 1/31/08 +                                $25.30        0.12+++       (2.00)        (1.88)      (0.16)     (3.56)
Year ended 7/31/07                                        $25.39        0.30+++        4.13          4.43       (0.29)     (4.23)
Year ended 7/31/06                                        $25.76        0.19           1.77          1.96       (0.18)     (2.15)
Year ended 7/31/05                                        $22.36        0.04           4.79          4.83       (0.05)     (1.38)
Year ended 7/31/04                                        $18.85          --^          3.59          3.59       (0.01)     (0.07)
Year ended 7/31/03                                        $15.77          --^          3.08          3.08          --         --
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class B Shares
Six months ended 1/31/08 +                                $24.35        0.04+++       (1.93)        (1.89)      (0.06)     (3.56)
Year ended 7/31/07                                        $24.61        0.10+++        3.99          4.09       (0.12)     (4.23)
Year ended 7/31/06                                        $25.11          --^          1.71          1.71       (0.06)     (2.15)
Year ended 7/31/05                                        $21.94       (0.14)          4.69          4.55          --      (1.38)
Year ended 7/31/04                                        $18.63       (0.14)          3.52          3.38          --      (0.07)
Year ended 7/31/03                                        $15.69       (0.13)          3.07          2.94          --         --
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class C Shares
Six months ended 1/31/08 +                                $24.32        0.04+++       (1.92)        (1.88)      (0.08)     (3.56)
Year ended 7/31/07                                        $24.59        0.11+++        3.98          4.09       (0.13)     (4.23)
Year ended 7/31/06                                        $25.09          --^          1.71          1.71       (0.06)     (2.15)
Year ended 7/31/05                                        $21.93       (0.15)          4.69          4.54          --      (1.38)
Year ended 7/31/04                                        $18.61       (0.13)          3.52          3.39          --      (0.07)
Year ended 7/31/03                                        $15.69       (0.12)          3.04          2.92          --         --
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Institutional Shares
Six months ended 1/31/08 +                                $14.39        0.13+++       (0.85)        (0.72)      (0.14)     (0.90)
Year ended 7/31/07                                        $14.72        0.22+++@       1.80          2.02       (0.22)     (2.13)
Year ended 7/31/06                                        $15.08        0.21           1.07          1.28       (0.20)     (1.44)
Year ended 7/31/05                                        $13.52        0.18           1.95          2.13       (0.18)     (0.39)
Year ended 7/31/04                                        $11.85        0.15           2.08          2.23       (0.16)     (0.40)
Year ended 7/31/03                                        $10.85        0.18+++        1.14          1.32       (0.16)     (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class A Shares
Six months ended 1/31/08 +                                $14.35        0.11+++       (0.85)        (0.74)      (0.12)     (0.90)
Year ended 7/31/07                                        $14.69        0.18+++@       1.79          1.97       (0.18)     (2.13)
Year ended 7/31/06                                        $15.05        0.17           1.07          1.24       (0.16)     (1.44)
Year ended 7/31/05                                        $13.50        0.14           1.94          2.08       (0.14)     (0.39)
Year ended 7/31/04                                        $11.83        0.12           2.08          2.20       (0.13)     (0.40)
Year ended 7/31/03                                        $10.83        0.16+++        1.14          1.30       (0.14)     (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class B Shares
Six months ended 1/31/08 +                                $14.49        0.06+++       (0.86)        (0.80)      (0.06)     (0.90)
Year ended 7/31/07                                        $14.81        0.08+++@       1.80          1.88       (0.07)     (2.13)
Year ended 7/31/06                                        $15.17        0.06           1.08          1.14       (0.06)     (1.44)
Year ended 7/31/05                                        $13.61        0.04           1.95          1.99       (0.04)     (0.39)
Year ended 7/31/04                                        $11.93        0.03           2.09          2.12       (0.04)     (0.40)
Year ended 7/31/03                                        $10.93        0.08+++        1.15          1.23       (0.07)     (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class C Shares
Six months ended 1/31/08 +                                $14.21        0.06+++       (0.85)        (0.79)      (0.06)     (0.90)
Year ended 7/31/07                                        $14.56        0.08+++@       1.77          1.85       (0.07)     (2.13)
Year ended 7/31/06                                        $14.94        0.06           1.06          1.12       (0.06)     (1.44)
Year ended 7/31/05                                        $13.40        0.03           1.94          1.97       (0.04)     (0.39)
Year ended 7/31/04                                        $11.76        0.02           2.07          2.09       (0.05)     (0.40)
Year ended 7/31/03                                        $10.80        0.08+++        1.11          1.19       (0.07)     (0.16)
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                             Ratios/Supplemental Data
                                                                            -------------------------------------------------------
                                                                                      Ratios of   Ratios of    Ratios of
                                                           Net     Total      Net      Expenses    Expenses       Net
                                              Total       Asset    Return    Assets,      to          to      Investment
                                            Dividends    Value,  (excludes   End of    Average     Average      Income    Portfolio
                                               and       End of    sales     Period      Net         Net      to Average   Turnover
                                          Distributions  Period   charge)    (000's)  Assets (a)  Assets (b)  Net Assets   Rate (e)
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Institutional Shares
Six months ended 1/31/08 +                    (3.74)     $20.03   (8.53)%*  $178,097    1.37%**     1.19%**     1.34%**      23%
Year ended 7/31/07                            (4.59)     $25.65   18.93%    $223,709    1.31%       1.22%       1.40%        23%
Year ended 7/31/06                            (2.39)     $25.68    8.38%    $226,189    1.31%       1.29%       0.99%        40%
Year ended 7/31/05                            (1.49)     $26.04   22.51%    $270,131    1.30%       1.30%       0.41%        24%
Year ended 7/31/04                            (0.12)     $22.58   19.36%    $235,228    1.30%       1.30%       0.29%        17%
Year ended 7/31/03                               --      $19.02   19.92%    $182,485    1.36%       1.33%       0.17%        23%
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class A Shares
Six months ended 1/31/08 +                    (3.72)     $19.70   (8.63)%*  $ 61,990    1.63%**     1.45%**     1.07%**      23%
Year ended 7/31/07                            (4.52)     $25.30   18.58%    $ 44,717    1.56%       1.47%       1.14%        23%
Year ended 7/31/06                            (2.33)     $25.39    8.16%    $ 38,714    1.56%       1.54%       0.74%        40%
Year ended 7/31/05                            (1.43)     $25.76   22.22%    $ 39,433    1.55%       1.55%       0.15%        24%
Year ended 7/31/04                            (0.08)     $22.36   19.07%    $ 33,156    1.55%       1.55%       0.04%        17%
Year ended 7/31/03                               --      $18.85   19.53%    $ 19,667    1.64%       1.58%       0.01%        23%
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class B Shares
Six months ended 1/31/08 +                    (3.62)     $18.84   (8.98)%*  $ 19,235    2.38%**     2.20%**     0.33%**      23%
Year ended 7/31/07                            (4.35)     $24.35   17.65%    $ 23,974    2.31%       2.22%       0.40%        23%
Year ended 7/31/06                            (2.21)     $24.61    7.33%    $ 21,679    2.31%       2.29%      (0.01)%       40%
Year ended 7/31/05                            (1.38)     $25.11   21.33%    $ 22,278    2.30%       2.30%      (0.60)%       24%
Year ended 7/31/04                            (0.07)     $21.94   18.15%    $ 18,795    2.30%       2.30%      (0.71)%       17%
Year ended 7/31/03                               --      $18.63   18.74%    $ 14,087    2.39%       2.33%      (0.81)%       23%
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Class C Shares
Six months ended 1/31/08 +                    (3.64)     $18.80   (8.97)%*  $  9,554    2.38%**     2.19%**     0.33%**      23%
Year ended 7/31/07                            (4.36)     $24.32   17.67%    $  8,150    2.31%       2.22%       0.40%        23%
Year ended 7/31/06                            (2.21)     $24.59    7.33%    $  4,455    2.31%       2.29%      (0.01)%       40%
Year ended 7/31/05                            (1.38)     $25.09   21.24%    $  4,553    2.30%       2.30%      (0.58)%       24%
Year ended 7/31/04                            (0.07)     $21.93   18.22%    $  3,824    2.30%       2.30%      (0.71)%       17%
Year ended 7/31/03                               --      $18.61   18.61%    $  2,036    2.39%       2.33%      (0.81)%       23%
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Institutional Shares
Six months ended 1/31/08 +                    (1.04)     $12.63   (5.53)%*  $553,985    1.07%**     1.01%**     1.81%**      18%
Year ended 7/31/07                            (2.35)     $14.39   14.52%@   $649,497    1.07%       1.03%       1.50%        49%
Year ended 7/31/06                            (1.64)     $14.72    9.29%    $581,507    1.07%       1.07%       1.40%        57%
Year ended 7/31/05                            (0.57)     $15.08   16.07%    $574,251    1.07%       1.07%       1.27%        31%
Year ended 7/31/04                            (0.56)     $13.52   19.22%    $632,120    1.07%       1.07%       1.27%        22%
Year ended 7/31/03                            (0.32)     $11.85   12.53%    $335,967    1.10%       1.08%       1.74%        79%
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class A Shares
Six months ended 1/31/08 +                    (1.02)     $12.59   (5.61)%*  $ 23,434    1.32%**     1.26%**     1.56%**      18%
Year ended 7/31/07                            (2.31)     $14.35   14.13%@   $ 29,725    1.32%       1.27%       1.24%        49%
Year ended 7/31/06                            (1.60)     $14.69    9.05%    $ 22,968    1.32%       1.32%       1.16%        57%
Year ended 7/31/05                            (0.53)     $15.05   15.74%    $ 24,805    1.32%       1.32%       1.01%        31%
Year ended 7/31/04                            (0.53)     $13.50   18.96%    $ 21,738    1.32%       1.32%       1.00%        22%
Year ended 7/31/03                            (0.30)     $11.83   12.30%    $ 14,100    1.36%       1.33%       1.51%        79%
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class B Shares
Six months ended 1/31/08 +                    (0.96)     $12.73   (6.01)%*  $  4,931    2.07%**     2.01%**     0.81%**      18%
Year ended 7/31/07                            (2.20)     $14.49   13.38%@   $  5,872    2.07%       2.03%       0.50%        49%
Year ended 7/31/06                            (1.50)     $14.81    8.22%    $  5,783    2.07%       2.07%       0.40%        57%
Year ended 7/31/05                            (0.43)     $15.17   14.85%    $  5,739    2.07%       2.07%       0.26%        31%
Year ended 7/31/04                            (0.44)     $13.61   18.07%    $  4,807    2.07%       2.07%       0.27%        22%
Year ended 7/31/03                            (0.23)     $11.93   11.50%    $  3,408    2.11%       2.08%       0.76%        79%
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value Class C Shares
Six months ended 1/31/08 +                    (0.96)     $12.46   (5.98)%*  $  2,152    2.07%**     2.01%**     0.80%**      18%
Year ended 7/31/07                            (2.20)     $14.21   13.34%@   $  2,533    2.07%       2.02%       0.50%        49%
Year ended 7/31/06                            (1.50)     $14.56    8.21%    $  2,227    2.07%       2.07%       0.41%        57%
Year ended 7/31/05                            (0.43)     $14.94   14.96%    $  2,313    2.07%       2.07%       0.26%        31%
Year ended 7/31/04                            (0.45)     $13.40   18.07%    $  1,832    2.06%       2.06%       0.27%        22%
Year ended 7/31/03                            (0.23)     $11.76   11.28%    $    884    2.10%       2.08%       0.75%        79%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                     Change in Net Assets                       Less Dividends and
                                                                   Resulting from Operations                    Distributions from
                                                                -----------------------------                 ----------------------
                                                                                Net Realized
                                                                                     and
                                                                                  Unrealized     Change in
                                                    Net Asset                   Gains/(Losses)   Net Assets
                                                      Value,         Net             from         Resulting       Net         Net
                                                    Beginning     Investment      Investments       from      Investment   Realized
                                                    of Period   Income/(Loss)    Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Institutional Shares
Six months ended 1/31/08 +                            $16.95         0.06+++        (1.06)         (1.00)        (0.06)     (0.08)
Year ended 7/31/07                                    $15.16         0.17+++         1.80           1.97         (0.12)     (0.06)
Year ended 7/31/06                                    $14.61         0.17            0.72           0.89         (0.16)     (0.18)
Year ended 7/31/05                                    $13.20         0.18            1.76           1.94         (0.18)     (0.35)
Year ended 7/31/04                                    $11.84         0.12            1.36           1.48         (0.12)        --
Year ended 7/31/03                                    $11.20         0.12            0.63           0.75         (0.11)        --
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class A Shares
Six months ended 1/31/08 +                            $16.71         0.04+++        (1.06)         (1.02)        (0.02)     (0.08)
Year ended 7/31/07                                    $14.96         0.12+++         1.78           1.90         (0.09)     (0.06)
Year ended 7/31/06                                    $14.42         0.13            0.71           0.84         (0.12)     (0.18)
Year ended 7/31/05                                    $13.04         0.14            1.73           1.87         (0.14)     (0.35)
Year ended 7/31/04                                    $11.70         0.07            1.36           1.43         (0.09)        --
Year ended 7/31/03                                    $11.07         0.08            0.64           0.72         (0.09)        --
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class B Shares
Six months ended 1/31/08 +                            $16.69        (0.02)+++       (1.04)         (1.06)           --      (0.08)
Year ended 7/31/07                                    $14.98           --+++         1.78           1.78         (0.01)     (0.06)
Year ended 7/31/06                                    $14.46         0.01            0.72           0.73         (0.03)     (0.18)
Year ended 7/31/05                                    $13.08         0.04            1.74           1.78         (0.05)     (0.35)
Year ended 7/31/04                                    $11.75        (0.02)           1.36           1.34         (0.01)        --
Year ended 7/31/03                                    $11.12           --^           0.65           0.65         (0.02)        --
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class C Shares
Six months ended 1/31/08 +                            $16.70        (0.02)+++       (1.05)         (1.07)           --      (0.08)
Year ended 7/31/07                                    $14.98           --+++         1.79           1.79         (0.01)     (0.06)
Year ended 7/31/06                                    $14.46         0.01            0.72           0.73         (0.03)     (0.18)
Year ended 7/31/05                                    $13.08         0.03            1.74           1.77         (0.04)     (0.35)
Year ended 7/31/04                                    $11.76        (0.01)           1.35           1.34         (0.02)        --
Year ended 7/31/03                                    $11.15         0.01            0.63           0.64         (0.03)        --
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                          Ratios/Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                   Ratios of   Ratios of
                                                       Net     Total       Net     Expenses    Expenses   Ratios of Net
                                          Total       Asset    Return    Assets,      to          to        Investment
                                        Dividends    Value,  (excludes   End of     Average     Average    Income/(Loss)  Portfolio
                                           and       End of    sales     Period       Net         Net       to Average     Turnover
                                      Distributions  Period   charge)    (000's)  Assets (a)  Assets (b)    Net Assets     Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Institutional Shares
Six months ended 1/31/08 +                (0.14)     $15.81   (5.90)%*  $152,728    1.30%**      0.92%**      0.75%**         46%
Year ended 7/31/07                        (0.18)     $16.95   12.94%    $180,126    1.02%##      0.92%##      0.99%          141%
Year ended 7/31/06                        (0.34)     $15.16    6.12%    $166,510    1.03%        0.92%        1.09%          126%
Year ended 7/31/05                        (0.53)     $14.61   14.92%    $169,723    1.05%        0.92%        1.17%          102%
Year ended 7/31/04                        (0.12)     $13.20   12.50%    $ 90,222    1.04%        0.92%        0.84%          101%
Year ended 7/31/03                        (0.11)     $11.84    6.79%    $181,278    0.99%        0.92%        0.99%           13%
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class A Shares
Six months ended 1/31/08 +                (0.10)     $15.59   (6.11)%*  $ 16,166    1.55%**      1.17%**      0.50%**         46%
Year ended 7/31/07                        (0.15)     $16.71   12.70%    $ 18,972    1.27%##      1.17%##      0.75%          141%
Year ended 7/31/06                        (0.30)     $14.96    5.84%    $ 20,923    1.27%        1.17%        0.85%          126%
Year ended 7/31/05                        (0.49)     $14.42   14.58%    $ 24,026    1.31%        1.17%        0.99%          102%
Year ended 7/31/04                        (0.09)     $13.04   12.21%    $ 25,573    1.29%        1.17%        0.58%          101%
Year ended 7/31/03                        (0.09)     $11.70    6.56%    $ 21,288    1.24%        1.17%        0.72%           13%
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class B Shares
Six months ended 1/31/08 +                (0.08)     $15.55   (6.38)%*  $    898    2.30%**      1.92%**     (0.25)%**        46%
Year ended 7/31/07                        (0.07)     $16.69   11.86%    $  1,044    2.03%##      1.92%##     (0.01)%         141%
Year ended 7/31/06                        (0.21)     $14.98    5.07%    $    953    2.03%        1.92%        0.09%          126%
Year ended 7/31/05                        (0.40)     $14.46   13.67%    $  1,007    2.06%        1.92%        0.18%          102%
Year ended 7/31/04                        (0.01)     $13.08   11.47%    $    783    2.04%        1.92%       (0.17)%         101%
Year ended 7/31/03                        (0.02)     $11.75    5.90%    $    557    1.98%        1.92%       (0.05)%          13%
------------------------------------------------------------------------------------------------------------------------------------
Structured Large Cap Plus Class C Shares
Six months ended 1/31/08 +                (0.08)     $15.55   (6.43)%*  $     92    2.29%**      1.92%**     (0.23)%**        46%
Year ended 7/31/07                        (0.07)     $16.70   11.93%    $    125    2.03%##      1.92%##     (0.02)%         141%
Year ended 7/31/06                        (0.21)     $14.98    5.07%    $    112    2.02%        1.92%        0.13%          126%
Year ended 7/31/05                        (0.39)     $14.46   13.73%    $    193    2.06%        1.92%        0.21%          102%
Year ended 7/31/04                        (0.02)     $13.08   11.38%    $    158    2.03%        1.92%       (0.23)%         101%
Year ended 7/31/03                        (0.03)     $11.76    5.72%    $     29    1.99%        1.92%       (0.04)%          13%
------------------------------------------------------------------------------------------------------------------------------------

                     See and notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                      Change in Net Assets                      Less Dividends and
                                                                    Resulting from Operations                   Distributions from
                                                                   ---------------------------                ----------------------
                                                                                 Net Realized
                                                                                     and
                                                                                  Unrealized      Change in
                                                       Net Asset                Gains/(Losses)   Net Assets
                                                         Value,        Net           from         Resulting       Net         Net
                                                       Beginning   Investment    Investments        from      Investment   Realized
                                                       of Period     Income      Transactions    Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Institutional Shares
Six months ended 1/31/08 +                               $27.60      0.27+++        (1.47)         (1.20)       (0.28)        --
Year ended 7/31/07                                       $24.24      0.50+++         3.35           3.85        (0.49)        --
Year ended 7/31/06                                       $23.46      0.42+++         0.79           1.21        (0.43)        --
Year ended 7/31/05                                       $21.01      0.44+++         2.45           2.89        (0.44)        --
Year ended 7/31/04                                       $18.93      0.29+++         2.12           2.41        (0.33)        --
Year ended 7/31/03                                       $17.42      0.24            1.51           1.75        (0.24)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class A Shares
Six months ended 1/31/08 +                               $27.51      0.23+++        (1.47)         (1.24)       (0.24)        --
Year ended 7/31/07                                       $24.16      0.43+++         3.34           3.77        (0.42)        --
Year ended 7/31/06                                       $23.38      0.36+++         0.80           1.16        (0.38)        --
Year ended 7/31/05                                       $20.94      0.37+++         2.46           2.83        (0.39)        --
Year ended 7/31/04                                       $18.87      0.25+++         2.10           2.35        (0.28)        --
Year ended 7/31/03                                       $17.38      0.20            1.50           1.70        (0.21)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class B Shares
Six months ended 1/31/08 +                               $27.34      0.13+++        (1.46)         (1.33)       (0.13)        --
Year ended 7/31/07                                       $24.01      0.22+++         3.33           3.55        (0.22)        --
Year ended 7/31/06                                       $23.24      0.18+++         0.79           0.97        (0.20)        --
Year ended 7/31/05                                       $20.83      0.20+++         2.44           2.64        (0.23)        --
Year ended 7/31/04                                       $18.78      0.09+++         2.09           2.18        (0.13)        --
Year ended 7/31/03                                       $17.32      0.07            1.50           1.57        (0.11)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class C Shares
Six months ended 1/31/08 +                               $27.37      0.13+++        (1.46)         (1.33)       (0.13)        --
Year ended 7/31/07                                       $24.03      0.22+++         3.34           3.56        (0.22)        --
Year ended 7/31/06                                       $23.26      0.18+++         0.78           0.96        (0.19)        --
Year ended 7/31/05                                       $20.84      0.20+++         2.44           2.64        (0.22)        --
Year ended 7/31/04                                       $18.78      0.09+++         2.10           2.19        (0.13)        --
Year ended 7/31/03                                       $17.33      0.08            1.49           1.57        (0.12)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Select Shares
Six months ended 1/31/08 +                               $27.59      0.25+++        (1.46)         (1.21)       (0.27)        --
Year ended 7/31/07                                       $24.23      0.47+++         3.35           3.82        (0.46)        --
Year ended 7/31/06                                       $23.45      0.40+++         0.80           1.20        (0.42)        --
Year ended 7/31/05                                       $21.00      0.41+++         2.47           2.88        (0.43)        --
10/20/03(d) to 7/31/04                                   $19.86      0.22+++         1.18           1.40        (0.26)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Preferred Shares
Six months ended 1/31/08 +                               $27.59      0.25+++        (1.47)         (1.22)       (0.26)        --
Year ended 7/31/07                                       $24.23      0.45+++         3.37           3.82        (0.46)        --
Year ended 7/31/06                                       $23.45      0.39+++         0.79           1.18        (0.40)        --
Year ended 7/31/05                                       $21.01      0.43+++         2.41           2.84        (0.40)        --
10/20/03(d) to 7/31/04                                   $19.86      0.22+++         1.18           1.40        (0.25)        --
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Trust Shares
Six months ended 1/31/08 +                               $27.60      0.23+++        (1.47)         (1.24)       (0.24)        --
Year ended 7/31/07                                       $24.23      0.43+++         3.36           3.79        (0.42)        --
Year ended 7/31/06                                       $23.45      0.36+++         0.79           1.15        (0.37)        --
Year ended 7/31/05                                       $21.01      0.37+++         2.46           2.83        (0.39)        --
10/20/03(d) to 7/31/04                                   $19.86      0.20+++         1.18           1.38        (0.23)        --

------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                          Ratios/Supplemental Data
                                                                        ------------------------------------------------------------

                                                                                   Ratios of   Ratios of
                                                       Net     Total       Net     Expenses    Expenses   Ratios of Net
                                          Total       Asset    Return    Assets,      to          to        Investment
                                        Dividends    Value,  (excludes   End of     Average     Average       Income      Portfolio
                                           and       End of    sales     Period       Net         Net       to Average     Turnover
                                      Distributions  Period   charge)    (000's)  Assets (a)  Assets (b)    Net Assets     Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Institutional Shares
Six months ended 1/31/08 +                (0.28)     $26.12   (4.41)%*  $179,344    0.61%**     0.19%**       1.91%**         2%
Year ended 7/31/07                        (0.49)     $27.60   15.92%    $193,180    0.61%       0.19%         1.84%           4%
Year ended 7/31/06                        (0.43)     $24.24    5.21%    $184,177    0.60%       0.19%         1.75%           6%
Year ended 7/31/05                        (0.44)     $23.46   13.86%    $168,279    0.62%       0.19%         1.97%           4%
Year ended 7/31/04                        (0.33)     $21.01   12.75%    $193,734    0.58%       0.27%         1.43%          14%
Year ended 7/31/03                        (0.24)     $18.93   10.22%    $583,530    0.58%       0.40%         1.42%           2%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class A Shares
Six months ended 1/31/08 +                (0.24)     $26.03   (4.55)%*  $ 60,582    0.86%**     0.44%**       1.65%**         2%
Year ended 7/31/07                        (0.42)     $27.51   15.65%    $ 65,640    0.86%       0.44%         1.59%           4%
Year ended 7/31/06                        (0.38)     $24.16    4.97%    $ 65,204    0.85%       0.44%         1.52%           6%
Year ended 7/31/05                        (0.39)     $23.38   13.58%    $ 70,261    0.87%       0.44%         1.69%           4%
Year ended 7/31/04                        (0.28)     $20.94   12.48%    $ 72,944    0.86%       0.47%         1.19%          14%
Year ended 7/31/03                        (0.21)     $18.87    9.90%    $ 33,402    0.83%       0.65%         1.16%           2%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class B Shares
Six months ended 1/31/08 +                (0.13)     $25.88   (4.90)%*  $  3,463    1.61%**     1.19%**       0.91%**         2%
Year ended 7/31/07                        (0.22)     $27.34   14.79%    $  3,961    1.61%       1.19%         0.84%           4%
Year ended 7/31/06                        (0.20)     $24.01    4.17%    $  4,229    1.60%       1.19%         0.76%           6%
Year ended 7/31/05                        (0.23)     $23.24   12.74%    $  4,399    1.63%       1.19%         0.93%           4%
Year ended 7/31/04                        (0.13)     $20.83   11.64%    $  3,776    1.60%       1.23%         0.44%          14%
Year ended 7/31/03                        (0.11)     $18.78    9.14%    $  2,409    1.57%       1.40%         0.40%           2%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Class C Shares
Six months ended 1/31/08 +                (0.13)     $25.91   (4.90)%*  $  1,908    1.61%**     1.19%**       0.91%**         2%
Year ended 7/31/07                        (0.22)     $27.37   14.81%    $  2,223    1.61%       1.19%         0.83%           4%
Year ended 7/31/06                        (0.19)     $24.03    4.15%    $  1,998    1.60%       1.19%         0.77%           6%
Year ended 7/31/05                        (0.22)     $23.26   12.72%    $  2,301    1.63%       1.19%         0.90%           4%
Year ended 7/31/04                        (0.13)     $20.84   11.66%    $  1,990    1.60%       1.23%         0.44%          14%
Year ended 7/31/03                        (0.12)     $18.78    9.14%    $  1,711    1.57%       1.40%         0.39%           2%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Select Shares
Six months ended 1/31/08 +                (0.27)     $26.11   (4.46)%*  $ 12,549    0.69%**     0.27%**       1.81%**         2%
Year ended 7/31/07                        (0.46)     $27.59   15.83%    $ 17,852    0.69%       0.27%         1.76%           4%
Year ended 7/31/06                        (0.42)     $24.23    5.13%    $ 17,558    0.68%       0.27%         1.67%           6%
Year ended 7/31/05                        (0.43)     $23.45   13.79%    $ 18,690    0.71%       0.27%         1.83%           4%
10/20/03(d) to 7/31/04                    (0.26)     $21.00    7.03%*   $ 14,315    0.69%**     0.27%**       1.32%**        14%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Preferred Shares
Six months ended 1/31/08 +                (0.26)     $26.11   (4.49)%*  $ 62,796    0.76%**     0.34%**       1.76%**         2%
Year ended 7/31/07                        (0.46)     $27.59   15.76%    $ 69,251    0.76%       0.34%         1.68%           4%
Year ended 7/31/06                        (0.40)     $24.23    5.06%    $ 64,939    0.75%       0.34%         1.62%           6%
Year ended 7/31/05                        (0.40)     $23.45   13.62%    $ 78,123    0.77%       0.34%         1.98%           4%
10/20/03(d) to 7/31/04                    (0.25)     $21.01    7.03%*   $165,845    0.76%**     0.34%**       1.31%**        14%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Trust Shares
Six months ended 1/31/08 +                (0.24)     $26.12   (4.54)%*  $ 61,547    0.86%**     0.44%**       1.66%**         2%
Year ended 7/31/07                        (0.42)     $27.60   15.69%    $ 68,661    0.86%       0.44%         1.59%           4%
Year ended 7/31/06                        (0.37)     $24.23    4.95%    $ 67,747    0.85%       0.44%         1.52%           6%
Year ended 7/31/05                        (0.39)     $23.45   13.53%    $ 76,295    0.87%       0.44%         1.69%           4%
10/20/03(d) to 7/31/04                    (0.23)     $21.01    6.95%*   $ 80,759    0.86%**     0.44%**       1.22%**        14%

------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                           Change in Net Assets                      Less Dividends and
                                                         Resulting from Operations                   Distributions from
                                                        ---------------------------                ----------------------
                                                                      Net Realized
                                                                          and
                                                                       Unrealized      Change in
                                            Net Asset                Gains/(Losses)   Net Assets
                                             Value,         Net           from         Resulting       Net         Net
                                            Beginning   Investment    Investments        from      Investment   Realized
                                            of Period     Income      Transactions    Operations     Income      Gains
-------------------------------------------------------------------------------------------------------------------------
Balanced Institutional Shares
Six months ended 1/31/08 +                    $13.49      0.14+++         0.26           0.40        (0.29)         --
Year ended 7/31/07                            $12.35      0.41+++@        1.09           1.50        (0.36)         --
Year ended 7/31/06                            $12.79      0.25           (0.44)         (0.19)       (0.25)         --
Year ended 7/31/05                            $12.00      0.24            0.80           1.04        (0.25)         --
Year ended 7/31/04                            $11.38      0.13            0.64           0.77        (0.15)         --
Year ended 7/31/03                            $10.91      0.15            0.49           0.64        (0.17)         --
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class A Shares
Six months ended 1/31/08 +                    $13.41      0.12+++         0.26           0.38        (0.27)         --
Year ended 7/31/07                            $12.28      0.37+++@        1.08           1.45        (0.32)         --
Year ended 7/31/06                            $12.71      0.22           (0.43)         (0.21)       (0.22)         --
Year ended 7/31/05                            $11.93      0.21            0.79           1.00        (0.22)         --
Year ended 7/31/04                            $11.32      0.10            0.63           0.73        (0.12)         --
Year ended 7/31/03                            $10.86      0.13            0.48           0.61        (0.15)         --
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class B Shares
Six months ended 1/31/08 +                    $13.25      0.07+++         0.26           0.33        (0.22)         --
Year ended 7/31/07                            $12.13      0.27+++@        1.07           1.34        (0.22)         --
Year ended 7/31/06                            $12.57      0.12           (0.44)         (0.32)       (0.12)         --
Year ended 7/31/05                            $11.80      0.11            0.79           0.90        (0.13)         --
Year ended 7/31/04                            $11.19      0.01            0.63           0.64        (0.03)         --
Year ended 7/31/03                            $10.75      0.04            0.48           0.52        (0.08)         --
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class C Shares
Six months ended 1/31/08 +                    $13.23      0.07+++         0.27           0.34        (0.22)         --
Year ended 7/31/07                            $12.11      0.27+++@        1.07           1.34        (0.22)         --
Year ended 7/31/06                            $12.55      0.12           (0.44)         (0.32)       (0.12)         --
Year ended 7/31/05                            $11.78      0.11            0.79           0.90        (0.13)         --
Year ended 7/31/04                            $11.17      0.01            0.63           0.64        (0.03)         --
Year ended 7/31/03                            $10.73      0.04            0.48           0.52        (0.08)         --
-------------------------------------------------------------------------------------------------------------------------
International Equity Institutional Shares
Six months ended 1/31/08 +                    $15.55      0.07+++        (0.73)         (0.66)       (0.46)      (1.00)
Year ended 7/31/07                            $12.83      0.18+++@        2.92           3.10        (0.11)      (0.27)
Year ended 7/31/06                            $10.79      0.15+++         2.37           2.52        (0.20)      (0.28)
Year ended 7/31/05                            $ 9.32      0.13            1.54           1.67        (0.20)         --
Year ended 7/31/04                            $ 7.79      0.06+++         1.61           1.67        (0.14)         --
Year ended 7/31/03                            $ 7.65      0.06            0.12           0.18        (0.04)         --
-------------------------------------------------------------------------------------------------------------------------
International Equity Class A Shares
Six months ended 1/31/08 +                    $15.54      0.04+++        (0.72)         (0.68)       (0.43)      (1.00)
Year ended 7/31/07                            $12.84      0.15+++@        2.92           3.07        (0.10)      (0.27)
Year ended 7/31/06                            $10.80      0.13+++         2.36           2.49        (0.17)      (0.28)
Year ended 7/31/05                            $ 9.33      0.10            1.54           1.64        (0.17)         --
Year ended 7/31/04                            $ 7.81      0.05+++         1.59           1.64        (0.12)         --
Year ended 7/31/03                            $ 7.64      0.07            0.12           0.19        (0.02)         --
-------------------------------------------------------------------------------------------------------------------------
International Equity Class B Shares
Six months ended 1/31/08 +                    $15.21        --           (0.71)         (0.71)       (0.32)      (1.00)
Year ended 7/31/07                            $12.64      0.04+++@        2.86           2.90        (0.06)      (0.27)
Year ended 7/31/06                            $10.66      0.04+++         2.32           2.36        (0.10)      (0.28)
Year ended 7/31/05                            $ 9.23      0.02            1.52           1.54        (0.11)         --
Year ended 7/31/04                            $ 7.71     (0.02)+++        1.59           1.57        (0.05)         --
Year ended 7/31/03                            $ 7.60        --^           0.11           0.11           --          --
-------------------------------------------------------------------------------------------------------------------------
International Equity Class C Shares
Six months ended 1/31/08 +                    $14.81     (0.01)+++       (0.68)         (0.71)       (0.32)      (1.00)
Year ended 7/31/07                            $12.31      0.02+++@        2.81           2.83        (0.06)      (0.27)
Year ended 7/31/06                            $10.39      0.03+++         2.28           2.31        (0.11)      (0.28)
Year ended 7/31/05                            $ 8.99      0.02            1.49           1.51        (0.11)         --
Year ended 7/31/04                            $ 7.50     (0.02)+++        1.54           1.52        (0.03)         --
Year ended 7/31/03                            $ 7.40      0.02            0.08           0.10           --          --
-------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                         Ratios/Supplemental Data
                                                                     ---------------------------------------------------------------

                                                                                 Ratios of    Ratios of
                                                  Net      Total       Net       Expenses     Expenses    Ratios of Net
                                    Total        Asset    Return     Assets,        to           to         Investment
                                  Dividends     Value,   (excludes   End of       Average      Average        Income      Portfolio
                                     and        End of     sales     Period         Net          Net        to Average     Turnover
                                Distributions   Period    charge)    (000's)    Assets (a)   Assets (b)     Net Assets     Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Balanced Institutional Shares
Six months ended 1/31/08 +         (0.29)       $13.60     2.86%*    $ 12,926     1.45%**      0.96%**       1.93%**          19%
Year ended 7/31/07                 (0.36)       $13.49    12.33%@    $ 23,329     1.34%        0.96%         2.84%            59%
Year ended 7/31/06                 (0.25)       $12.35    (1.51)%    $ 35,740     1.22%        0.97%         1.86%           191%
Year ended 7/31/05                 (0.25)       $12.79     8.73%     $ 59,868     1.18%        1.02%         1.89%           146%
Year ended 7/31/04                 (0.15)       $12.00     6.76%     $ 98,282     1.13%        1.13%         1.07%           166%
Year ended 7/31/03                 (0.17)       $11.38     5.94%     $177,052     1.12%        1.10%         1.39%           133%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class A Shares
Six months ended 1/31/08 +         (0.27)       $13.52     2.72%*    $ 18,219     1.71%**      1.21%**       1.71%**          19%
Year ended 7/31/07                 (0.32)       $13.41    12.02%@    $ 26,863     1.59%        1.21%         2.56%            59%
Year ended 7/31/06                 (0.22)       $12.28    (1.71)%    $ 37,286     1.47%        1.22%         1.61%           191%
Year ended 7/31/05                 (0.22)       $12.71     8.41%     $ 59,274     1.44%        1.27%         1.63%           146%
Year ended 7/31/04                 (0.12)       $11.93     6.52%     $ 74,231     1.38%        1.38%         0.79%           166%
Year ended 7/31/03                 (0.15)       $11.32     5.57%     $ 73,287     1.37%        1.35%         1.14%           133%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class B Shares
Six months ended 1/31/08 +         (0.22)       $13.36     2.36%*    $  5,431     2.47%**      1.96%**       0.99%**          19%
Year ended 7/31/07                 (0.22)       $13.25    11.23%@    $  5,923     2.33%        1.96%         1.80%            59%
Year ended 7/31/06                 (0.12)       $12.13    (2.57)%    $  7,536     2.22%        1.97%         0.86%           191%
Year ended 7/31/05                 (0.13)       $12.57     7.61%     $ 10,957     2.19%        2.02%         0.86%           146%
Year ended 7/31/04                 (0.03)       $11.80     5.72%     $ 13,117     2.13%        2.13%         0.05%           166%
Year ended 7/31/03                 (0.08)       $11.19     4.87%     $ 13,972     2.12%        2.10%         0.39%           133%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Class C Shares
Six months ended 1/31/08 +         (0.22)       $13.35     2.35%*    $  1,043     2.47%**      1.96%**       0.99%**          19%
Year ended 7/31/07                 (0.22)       $13.23    11.26%@    $  1,201     2.33%        1.96%         1.82%            59%
Year ended 7/31/06                 (0.12)       $12.11    (2.56)%    $  1,669     2.21%        1.97%         0.86%           191%
Year ended 7/31/05                 (0.13)       $12.55     7.62%     $  4,046     2.19%        2.02%         0.85%           146%
Year ended 7/31/04                 (0.03)       $11.78     5.71%     $  4,731     2.13%        2.13%         0.05%           166%
Year ended 7/31/03                 (0.08)       $11.17     4.90%     $  5,747     2.12%        2.10%         0.38%           133%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Institutional Shares
Six months ended 1/31/08 +         (1.46)       $13.43    (5.16)%*   $464,735     1.34%**      1.30%**       0.93%**          86%
Year ended 7/31/07                 (0.38)       $15.55    24.57%@    $469,183     1.36%        1.35%         1.29%            20%
Year ended 7/31/06                 (0.48)       $12.83    23.86%     $434,572     1.37%        1.35%         1.24%            23%
Year ended 7/31/05                 (0.20)       $10.79    17.99%     $282,476     1.39%        1.35%         1.15%            21%
Year ended 7/31/04                 (0.14)       $ 9.32    21.56%     $324,852     1.42%        1.36%         0.61%            50%
Year ended 7/31/03                 (0.04)       $ 7.79     2.47%     $159,160     1.45%        1.42%         0.96%            44%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Class A Shares
Six months ended 1/31/08 +         (1.43)       $13.43    (5.36)%*   $ 26,722     1.59%**      1.55%**       0.46%**          86%
Year ended 7/31/07                 (0.37)       $15.54    24.35%@    $ 21,533     1.61%        1.60%         1.06%            20%
Year ended 7/31/06                 (0.45)       $12.84    23.53%     $ 27,725     1.62%        1.60%         1.03%            23%
Year ended 7/31/05                 (0.17)       $10.80    17.79%     $ 20,509     1.64%        1.60%         0.88%            21%
Year ended 7/31/04                 (0.12)       $ 9.33    21.11%     $ 22,999     1.67%        1.61%         0.51%            50%
Year ended 7/31/03                 (0.02)       $ 7.81     2.52%     $  5,489     1.69%        1.67%         0.88%            44%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Class B Shares
Six months ended 1/31/08 +         (1.32)       $13.18    (5.65)%*   $  2,377     2.34%**      2.30%**      (0.04)%**         86%
Year ended 7/31/07                 (0.33)       $15.21    23.36%@    $  2,677     2.35%        2.35%         0.32%            20%
Year ended 7/31/06                 (0.38)       $12.64    22.59%     $  2,060     2.37%        2.35%         0.32%            23%
Year ended 7/31/05                 (0.11)       $10.66    16.76%     $  1,280     2.39%        2.35%         0.23%            21%
Year ended 7/31/04                 (0.05)       $ 9.23    20.43%     $    793     2.42%        2.36%        (0.21)%           50%
Year ended 7/31/03                    --        $ 7.71     1.45%     $    340     2.45%        2.42%         0.01%            44%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Class C Shares
Six months ended 1/31/08 +         (1.32)       $12.80    (5.66)%*   $    939     2.34%**      2.30%**      (0.09)%**         86%
Year ended 7/31/07                 (0.33)       $14.81    23.40%@    $    878     2.35%        2.35%         0.16%            20%
Year ended 7/31/06                 (0.39)       $12.31    22.61%     $  1,139     2.37%        2.35%         0.29%            23%
Year ended 7/31/05                 (0.11)       $10.39    16.83%     $    962     2.39%        2.35%         0.26%            21%
Year ended 7/31/04                 (0.03)       $ 8.99    20.32%     $    555     2.42%        2.36%        (0.22)%           50%
Year ended 7/31/03                    --        $ 7.50     1.35%     $    304     2.44%        2.39%         0.64%            44%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                  Change in Net Assets                      Less Dividends and
                                                               Resulting from Operations                    Distributions from
                                                            ------------------------------                ----------------------
                                                                            Net Realized
                                                                                 and
                                                                             Unrealized       Change in
                                                Net Asset                   Gains/(Losses)   Net Assets
                                                  Value,         Net            from          Resulting       Net        Net
                                                Beginning    Investment      Investments        from      Investment   Realized
                                                of Period   Income/(Loss)   Transactions     Operations     Income      Gains
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Institutional Shares
Six months ended 1/31/08 +                        $11.18        0.28+++        (0.14)           0.14        (0.31)      (0.33)
Year ended 7/31/07                                $11.28        0.55+++         0.01            0.56        (0.55)      (0.11)
Year ended 7/31/06                                $11.54        0.52+++        (0.23)           0.29        (0.52)      (0.03)
Year ended 7/31/05                                $11.15        0.51            0.39            0.90        (0.50)      (0.01)
Year ended 7/31/04                                $10.91        0.51            0.25            0.76        (0.52)         --
Year ended 7/31/03                                $10.63        0.58            0.25            0.83        (0.55)         --
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class A Shares
Six months ended 1/31/08 +                        $11.15        0.28+++        (0.15)           0.13        (0.30)      (0.33)
Year ended 7/31/07                                $11.25        0.52+++         0.02            0.54        (0.52)      (0.12)
Year ended 7/31/06                                $11.51        0.48+++        (0.22)           0.26        (0.49)      (0.03)
Year ended 7/31/05                                $11.12        0.49            0.38            0.87        (0.47)      (0.01)
4/1/04(d) to 7/31/04                              $11.65        0.17           (0.54)          (0.37)       (0.16)         --
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class B Shares
Six months ended 1/31/08 +                        $11.15        0.22+++        (0.13)           0.09        (0.26)      (0.33)
Year ended 7/31/07                                $11.25        0.43+++         0.02            0.45        (0.44)      (0.11)
Year ended 7/31/06                                $11.51        0.40+++        (0.23)           0.17        (0.40)      (0.03)
Year ended 7/31/05                                $11.12        0.40            0.39            0.79        (0.39)      (0.01)
4/1/04(d) to 7/31/04                              $11.65        0.15           (0.54)          (0.39)       (0.14)         --
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class C Shares
Six months ended 1/31/08 +                        $11.07        0.22+++        (0.13)           0.09        (0.26)      (0.33)
Year ended 7/31/07                                $11.17        0.43+++         0.02            0.45        (0.44)      (0.11)
Year ended 7/31/06                                $11.43        0.40+++        (0.23)           0.17        (0.40)      (0.03)
Year ended 7/31/05                                $11.05        0.39            0.39            0.78        (0.39)      (0.01)
Year ended 7/31/04                                $10.82        0.39            0.25            0.64        (0.41)         --
Year ended 7/31/03                                $10.55        0.47            0.24            0.71        (0.44)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Institutional Shares
Six months ended 1/31/08 +                        $16.58        0.15#+++       (0.69)#         (0.54)       (0.49)      (1.16)
Year ended 7/31/07                                $14.58        0.14#+++        2.39#           2.53        (0.12)      (0.41)
Year ended 7/31/06                                $14.36        0.21#           0.52#           0.73        (0.20)      (0.31)
Year ended 7/31/05                                $12.49        0.16#           1.94#           2.10        (0.15)      (0.08)
Year ended 7/31/04                                $11.35        0.14#           1.31#           1.45        (0.13)      (0.18)
8/1/02(d) to 7/31/03                              $10.00        0.04#           1.35#           1.39        (0.04)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class A Shares
Six months ended 1/31/08 +                        $16.51        0.15#+++       (0.72)#         (0.57)       (0.46)      (1.16)
Year ended 7/31/07                                $14.53        0.10#+++        2.38#           2.48        (0.09)      (0.41)
Year ended 7/31/06                                $14.32        0.17#           0.51#           0.68        (0.16)      (0.31)
Year ended 7/31/05                                $12.45        0.12#           1.95#           2.07        (0.12)      (0.08)
Year ended 7/31/04                                $11.33        0.11#           1.30#           1.41        (0.11)      (0.18)
8/1/02(d) to 7/31/03                              $10.00        0.02#           1.33#           1.35        (0.02)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class B Shares
Six months ended 1/31/08 +                        $16.11        0.07#+++       (0.67)#         (0.60)       (0.37)      (1.16)
Year ended 7/31/07                                $14.24       (0.02)#+++       2.33#           2.31        (0.02)      (0.42)
Year ended 7/31/06                                $14.08        0.06#           0.51#           0.57        (0.10)      (0.31)
Year ended 7/31/05                                $12.30        0.03#           1.90#           1.93        (0.07)      (0.08)
Year ended 7/31/04                                $11.26        0.05#           1.27#           1.32        (0.10)      (0.18)
8/1/02(d) to 7/31/03                              $10.00       (0.02)#          1.28#           1.26           --^         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class C Shares
Six months ended 1/31/08 +                        $16.11        0.07#+++       (0.69)#         (0.62)       (0.37)      (1.16)
Year ended 7/31/07                                $14.24       (0.04)#+++       2.35#           2.31        (0.03)      (0.41)
Year ended 7/31/06                                $14.08        0.06#           0.51#           0.57        (0.10)      (0.31)
Year ended 7/31/05                                $12.30        0.03#           1.90#           1.93        (0.07)      (0.08)
Year ended 7/31/04                                $11.26        0.03#           1.28#           1.31        (0.09)      (0.18)
8/1/02(d) to 7/31/03                              $10.00       (0.01)#          1.28#           1.27        (0.01)         --
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                    Ratios/Supplemental Data
                                                                 ----------------------------------------------------------------

                                                                             Ratios of    Ratios of
                                              Net      Total        Net       Expenses     Expenses    Ratios of Net
                                Total        Asset     Return     Assets,        to           to        Investment
                              Dividends     Value,   (excludes     End of     Average      Average     Income/(Loss)   Portfolio
                                 and        End of     sales       Period       Net          Net        to Average      Turnover
                            Distributions   Period    charge)     (000's)    Assets (a)   Assets (b)    Net Assets      Rate (e)
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Institutional Shares
Six months ended 1/31/08 +     (0.64)       $10.68     1.38%*     $ 95,669     1.36%**      0.96%**       5.09%**         16%
Year ended 7/31/07             (0.66)       $11.18     4.97%      $116,454     1.34%        1.06%         4.75%           18%
Year ended 7/31/06             (0.55)       $11.28     2.61%      $107,130     1.34%        1.31%         4.56%            8%
Year ended 7/31/05             (0.51)       $11.54     8.21%      $ 97,921     1.36%        1.36%         4.47%           17%
Year ended 7/31/04             (0.52)       $11.15     7.04%      $ 90,995     1.33%        1.33%         4.64%           36%
Year ended 7/31/03             (0.55)       $10.91     7.89%      $ 67,649     1.35%        1.35%         5.25%           38%
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class A Shares
Six months ended 1/31/08 +     (0.63)       $10.65     1.26%*     $ 19,471     1.61%**      1.20%**       5.14%**         16%
Year ended 7/31/07             (0.64)       $11.15     4.72%      $  4,904     1.59%        1.31%         4.49%           18%
Year ended 7/31/06             (0.52)       $11.25     2.36%      $  4,429     1.59%        1.56%         4.30%            8%
Year ended 7/31/05             (0.48)       $11.51     7.96%      $  4,423     1.62%        1.62%         4.25%           17%
4/1/04(d) to 7/31/04           (0.16)       $11.12    (3.15)%*    $    954     1.63%**      1.63%**       5.02%**         36%
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class B Shares
Six months ended 1/31/08 +     (0.59)       $10.65     0.87%*     $  1,244     2.36%**      1.96%**       4.06%**         16%
Year ended 7/31/07             (0.55)       $11.15     3.94%      $  1,528     2.34%        2.05%         3.76%           18%
Year ended 7/31/06             (0.43)       $11.25     1.60%      $  1,588     2.34%        2.31%         3.57%            8%
Year ended 7/31/05             (0.40)       $11.51     7.16%      $  1,909     2.37%        2.37%         3.49%           17%
4/1/04(d) to 7/31/04           (0.14)       $11.12    (3.36)%*    $    389     2.37%**      2.37%**       4.27%**         36%
---------------------------------------------------------------------------------------------------------------------------------
Strategic Income Class C Shares
Six months ended 1/31/08 +     (0.59)       $10.57     0.88%*     $ 13,024     2.36%**      1.96%**       4.07%**         16%
Year ended 7/31/07             (0.55)       $11.07     3.98%      $ 15,676     2.34%        2.06%         3.75%           18%
Year ended 7/31/06             (0.43)       $11.17     1.62%      $ 20,019     2.34%        2.32%         3.53%            8%
Year ended 7/31/05             (0.40)       $11.43     7.12%      $ 29,176     2.35%        2.35%         3.47%           17%
Year ended 7/31/04             (0.41)       $11.05     6.07%      $ 39,298     2.33%        2.33%         3.62%           36%
Year ended 7/31/03             (0.44)       $10.82     6.82%      $ 37,810     2.35%        2.32%         4.35%           38%
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Institutional Shares
Six months ended 1/31/08 +     (1.65)       $14.39    (3.98)%*    $110,320     0.50%**      0.08%**       1.82%**          9%
Year ended 7/31/07             (0.53)       $16.58    17.59%      $119,437     0.49%        0.08%         0.87%           14%
Year ended 7/31/06             (0.51)       $14.58     5.13%      $101,365     0.48%        0.08%         1.38%           14%
Year ended 7/31/05             (0.23)       $14.36    16.91%      $ 70,072     0.47%        0.08%         1.15%           35%
Year ended 7/31/04             (0.31)       $12.49    12.83%      $ 52,085     0.51%        0.08%         1.09%           22%
8/1/02(d) to 7/31/03           (0.04)       $11.35    13.92%*     $ 32,421     0.78%**      0.08%**       0.45%**         79%
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class A Shares
Six months ended 1/31/08 +     (1.62)       $14.32    (4.18)%*    $ 53,200     0.75%**      0.33%**       1.79%**          9%
Year ended 7/31/07             (0.50)       $16.51    17.29%      $ 57,421     0.73%        0.33%         0.62%           14%
Year ended 7/31/06             (0.47)       $14.53     4.80%      $ 50,416     0.72%        0.33%         1.15%           14%
Year ended 7/31/05             (0.20)       $14.32    16.59%      $ 47,172     0.72%        0.33%         0.91%           35%
Year ended 7/31/04             (0.29)       $12.45    12.49%      $ 38,249     0.76%        0.33%         0.80%           22%
8/1/02(d) to 7/31/03           (0.02)       $11.33    13.57%*     $ 10,090     1.24%**      0.33%**       0.16%**         79%
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class B Shares
Six months ended 1/31/08 +     (1.53)       $13.98    (4.53)%*    $ 15,846     1.50%**      1.08%**       0.93%**          9%
Year ended 7/31/07             (0.44)       $16.11    16.44%      $ 18,547     1.49%        1.08%        (0.13)%          14%
Year ended 7/31/06             (0.41)       $14.24     4.10%      $ 16,926     1.47%        1.08%         0.39%           14%
Year ended 7/31/05             (0.15)       $14.08    15.73%      $ 16,203     1.47%        1.08%         0.15%           35%
Year ended 7/31/04             (0.28)       $12.30    11.70%      $ 12,106     1.51%        1.08%         0.03%           22%
8/1/02(d) to 7/31/03              --        $11.26    12.65%*     $  3,587     2.06%**      1.08%**      (0.54)%**        79%
---------------------------------------------------------------------------------------------------------------------------------
LifeModel Aggressive(SM) Class C Shares
Six months ended 1/31/08 +     (1.53)       $13.96    (4.64)%*    $  2,714     1.50%**      1.08%**       0.90%**          9%
Year ended 7/31/07             (0.44)       $16.11    16.45%      $  3,016     1.49%        1.08%        (0.24)%          14%
Year ended 7/31/06             (0.41)       $14.24     4.11%      $  2,661     1.47%        1.08%         0.37%           14%
Year ended 7/31/05             (0.15)       $14.08    15.80%      $  2,164     1.47%        1.08%         0.14%           35%
Year ended 7/31/04             (0.27)       $12.30    11.67%      $  1,916     1.51%        1.08%         0.06%           22%
8/1/02(d) to 7/31/03           (0.01)       $11.26    12.74%*     $    532     2.20%**      1.08%**      (0.62)%**        79%
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                 Change in Net Assets                      Less Dividends and
                                                               Resulting from Operations                   Distributions from
                                                            ------------------------------                ---------------------
                                                                             Net Realized
                                                                                 and
                                                                              Unrealized      Change in
                                                Net Asset                   Gains/(Losses)   Net Assets
                                                  Value,         Net             from         Resulting       Net         Net
                                                Beginning    Investment       Investments       from      Investment   Realized
                                                of Period   Income/(Loss)    Transactions    Operations     Income       Gains
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Institutional Shares
Six months ended 1/31/08 +                        $15.44       0.19#+++         (0.50)#        (0.31)       (0.43)      (1.11)
Year ended 7/31/07                                $13.98       0.25#+++          1.84#          2.09        (0.26)      (0.37)
Year ended 7/31/06                                $13.91       0.28#             0.34#          0.62        (0.28)      (0.27)
Year ended 7/31/05                                $12.48       0.22#             1.50#          1.72        (0.21)      (0.08)
Year ended 7/31/04                                $11.59       0.19#             1.03#          1.22        (0.19)      (0.14)
8/1/02(d) to 7/31/03                              $10.00       0.09#             1.58#          1.67        (0.08)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class A Shares
Six months ended 1/31/08 +                        $15.42       0.18#+++         (0.52)#        (0.34)       (0.41)      (1.11)
Year ended 7/31/07                                $13.96       0.21#+++          1.83#          2.04        (0.22)      (0.36)
Year ended 7/31/06                                $13.89       0.26#             0.33#          0.59        (0.25)      (0.27)
Year ended 7/31/05                                $12.47       0.19#             1.49#          1.68        (0.18)      (0.08)
Year ended 7/31/04                                $11.58       0.16#             1.04#          1.20        (0.17)      (0.14)
8/1/02(d) to 7/31/03                              $10.00       0.07#             1.58#          1.65        (0.07)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class B Shares
Six months ended 1/31/08 +                        $15.34       0.13#+++         (0.52)#        (0.39)       (0.35)      (1.11)
Year ended 7/31/07                                $13.90       0.10#+++          1.82#          1.92        (0.11)      (0.37)
Year ended 7/31/06                                $13.83       0.15#             0.34#          0.49        (0.15)      (0.27)
Year ended 7/31/05                                $12.42       0.09#             1.48#          1.57        (0.08)      (0.08)
Year ended 7/31/04                                $11.55       0.07#             1.03#          1.10        (0.09)      (0.14)
8/1/02(d) to 7/31/03                              $10.00       0.02#             1.55#          1.57        (0.02)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class C Shares
Six months ended 1/31/08 +                        $15.34       0.15#+++         (0.54)#        (0.39)       (0.35)      (1.11)
Year ended 7/31/07                                $13.89       0.10#+++          1.83#          1.93        (0.11)      (0.37)
Year ended 7/31/06                                $13.83       0.15#             0.33#          0.48        (0.15)      (0.27)
Year ended 7/31/05                                $12.41       0.09#             1.49#          1.58        (0.08)      (0.08)
Year ended 7/31/04                                $11.55       0.07#             1.02#          1.09        (0.09)      (0.14)
8/1/02(d) to 7/31/03                              $10.00       0.02#             1.55#          1.57        (0.02)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Institutional Shares
Six months ended 1/31/08 +                        $13.34       0.21#+++         (0.31)#        (0.10)       (0.37)      (0.76)
Year ended 7/31/07                                $12.43       0.33#+++          1.21#          1.54        (0.33)      (0.30)
Year ended 7/31/06                                $12.52       0.33#             0.15#          0.48        (0.33)      (0.24)
Year ended 7/31/05                                $11.57       0.27#             0.97#          1.24        (0.26)      (0.03)
Year ended 7/31/04                                $10.93       0.21#             0.76#          0.97        (0.21)      (0.12)
8/1/02(d) to 7/31/03                              $10.00       0.14#             0.92#          1.06        (0.13)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class A Shares
Six months ended 1/31/08 +                        $13.32       0.20#+++         (0.31)#        (0.11)       (0.35)      (0.76)
Year ended 7/31/07                                $12.41       0.29#+++          1.22#          1.51        (0.30)      (0.30)
Year ended 7/31/06                                $12.50       0.30#             0.15#          0.45        (0.30)      (0.24)
Year ended 7/31/05                                $11.56       0.24#             0.96#          1.20        (0.23)      (0.03)
Year ended 7/31/04                                $10.93       0.19#             0.74#          0.93        (0.18)      (0.12)
8/1/02(d) to 7/31/03                              $10.00       0.12#             0.92#          1.04        (0.11)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class B Shares
Six months ended 1/31/08 +                        $13.25       0.15#+++         (0.32)#        (0.17)       (0.29)      (0.76)
Year ended 7/31/07                                $12.35       0.19#+++          1.21#          1.40        (0.20)      (0.30)
Year ended 7/31/06                                $12.45       0.21#             0.14#          0.35        (0.21)      (0.24)
Year ended 7/31/05                                $11.51       0.14#             0.97#          1.11        (0.14)      (0.03)
Year ended 7/31/04                                $10.89       0.12#             0.73#          0.85        (0.11)      (0.12)
8/1/02(d) to 7/31/03                              $10.00       0.06#             0.89#          0.95        (0.06)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class C Shares
Six months ended 1/31/08 +                        $13.26       0.15#+++         (0.32)#        (0.17)       (0.29)      (0.76)
Year ended 7/31/07                                $12.36       0.19#+++          1.21#          1.40        (0.20)      (0.30)
Year ended 7/31/06                                $12.45       0.21#             0.14#          0.35        (0.20)      (0.24)
Year ended 7/31/05                                $11.51       0.15#             0.96#          1.11        (0.14)      (0.03)
Year ended 7/31/04                                $10.90       0.12#             0.73#          0.85        (0.12)      (0.12)
8/1/02(d) to 7/31/03                              $10.00       0.06#             0.90#          0.96        (0.06)         --
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                           Ratios/Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                     Ratios of   Ratios of
                                                         Net     Total      Net      Expenses    Expenses   Ratios of Net
                                            Total       Asset    Return   Assets,       to          to       Investment
                                          Dividends    Value,  (excludes   End of     Average     Average   Income/(Loss)  Portfolio
                                             and       End of    sales    Period        Net         Net       to Average    Turnover
                                        Distributions  Period   charge)   (000's)   Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Institutional Shares
Six months ended 1/31/08 +                  (1.54)     $13.59   (2.58)%*  $138,828    0.50%**     0.08%**       2.47%**       11%
Year ended 7/31/07                          (0.63)     $15.44   15.16%    $146,973    0.47%       0.08%         1.68%         20%
Year ended 7/31/06                          (0.55)     $13.98    4.60%    $135,542    0.45%       0.08%         2.09%         19%
Year ended 7/31/05                          (0.29)     $13.91   13.87%    $110,379    0.44%       0.08%         1.62%         35%
Year ended 7/31/04                          (0.33)     $12.48   10.54%    $ 82,264    0.45%       0.08%         1.56%         16%
8/1/02(d) to 7/31/03                        (0.08)     $11.59   16.78%*   $ 62,677    0.54%**     0.08%**       1.15%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class A Shares
Six months ended 1/31/08 +                  (1.52)     $13.56   (2.72)%*  $116,772    0.75%**     0.33%**       2.35%**       11%
Year ended 7/31/07                          (0.58)     $15.42   14.82%    $127,824    0.72%       0.33%         1.42%         20%
Year ended 7/31/06                          (0.52)     $13.96    4.36%    $128,564    0.70%       0.33%         1.86%         19%
Year ended 7/31/05                          (0.26)     $13.89   13.53%    $125,130    0.69%       0.33%         1.38%         35%
Year ended 7/31/04                          (0.31)     $12.47   10.32%    $ 94,739    0.70%       0.33%         1.32%         16%
8/1/02(d) to 7/31/03                        (0.07)     $11.58   16.51%*   $ 33,806    0.90%**     0.33%**       0.86%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class B Shares
Six months ended 1/31/08 +                  (1.46)     $13.49   (3.12)%*  $ 49,859    1.50%**     1.08%**       1.69%**       11%
Year ended 7/31/07                          (0.48)     $15.34    13.97%   $ 56,679    1.47%       1.08%         0.68%         20%
Year ended 7/31/06                          (0.42)     $13.90    3.63%    $ 53,395    1.45%       1.08%         1.10%         19%
Year ended 7/31/05                          (0.16)     $13.83   12.68%    $ 50,000    1.44%       1.08%         0.62%         35%
Year ended 7/31/04                          (0.23)     $12.42    9.47%    $ 39,636    1.45%       1.08%         0.53%         16%
8/1/02(d) to 7/31/03                        (0.02)     $11.55   15.70%*   $ 12,606    1.60%**     1.08%**       0.10%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Aggressive(SM) Class C Shares
Six months ended 1/31/08 +                  (1.46)     $13.49   (3.06)%*  $  7,325    1.50%**     1.08%**       1.92%**       11%
Year ended 7/31/07                          (0.48)     $15.34   13.98%    $  9,012    1.47%       1.08%         0.68%         20%
Year ended 7/31/06                          (0.42)     $13.89    3.53%    $  8,196    1.45%       1.08%         1.11%         19%
Year ended 7/31/05                          (0.16)     $13.83   12.75%    $  9,034    1.44%       1.08%         0.62%         35%
Year ended 7/31/04                          (0.23)     $12.41    9.45%    $  8,046    1.45%       1.08%         0.48%         16%
8/1/02(d) to 7/31/03                        (0.02)     $11.55   15.71%*   $  1,386    1.61%**     1.08%**       0.06%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Institutional Shares
Six months ended 1/31/08 +                  (1.13)     $12.11   (1.12)%*  $350,349    0.45%**     0.08%**       3.15%**       11%
Year ended 7/31/07                          (0.63)     $13.34   12.60%    $369,880    0.44%       0.08%         2.48%         18%
Year ended 7/31/06                          (0.57)     $12.43    3.90%    $369,903    0.43%       0.08%         2.70%         30%
Year ended 7/31/05                          (0.29)     $12.52   10.79%    $340,163    0.42%       0.08%         2.17%         41%
Year ended 7/31/04                          (0.33)     $11.57    8.84%    $315,055    0.43%       0.08%         1.76%         14%
8/1/02(d) to 7/31/03                        (0.13)     $10.93   10.66%*   $ 71,538    0.52%**     0.08%**       1.82%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class A Shares
Six months ended 1/31/08 +                  (1.11)     $12.10   (1.18)%*  $ 85,954    0.70%**     0.33%**       3.03%**       11%
Year ended 7/31/07                          (0.60)     $13.32   12.32%    $ 92,719    0.69%       0.33%         2.23%         18%
Year ended 7/31/06                          (0.54)     $12.41    3.65%    $100,588    0.68%       0.33%         2.46%         30%
Year ended 7/31/05                          (0.26)     $12.50   10.43%    $106,044    0.67%       0.33%         1.92%         41%
Year ended 7/31/04                          (0.30)     $11.56    8.53%    $ 98,293    0.68%       0.33%         1.79%         14%
8/1/02(d) to 7/31/03                        (0.11)     $10.93   10.48%*   $ 28,991    0.84%**     0.33%**       1.52%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class B Shares
Six months ended 1/31/08 +                  (1.05)     $12.03   (1.59)%*  $ 39,029    1.45%**     1.08%**       2.30%**       11%
Year ended 7/31/07                          (0.50)     $13.25   11.47%    $ 43,013    1.44%       1.08%         1.48%         18%
Year ended 7/31/06                          (0.45)     $12.35    2.82%    $ 43,234    1.43%       1.08%         1.70%         30%
Year ended 7/31/05                          (0.17)     $12.45    9.58%    $ 44,111    1.42%       1.08%         1.17%         41%
Year ended 7/31/04                          (0.23)     $11.51    7.80%    $ 36,778    1.43%       1.08%         1.05%         14%
8/1/02(d) to 7/31/03                        (0.06)     $10.89    9.58%*   $ 14,631    1.63%**     1.08%**       0.74%**       55%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderate(SM) Class C Shares
Six months ended 1/31/08 +                  (1.05)     $12.04   (1.59)%*  $  5,199    1.45%**     1.08%**       2.27%**       11%
Year ended 7/31/07                          (0.50)     $13.26   11.46%    $  6,158    1.44%       1.08%         1.48%         18%
Year ended 7/31/06                          (0.44)     $12.36    2.88%    $  6,495    1.43%       1.08%         1.70%         30%
Year ended 7/31/05                          (0.17)     $12.45    9.64%    $  7,912    1.42%       1.08%         1.16%         41%
Year ended 7/31/04                          (0.24)     $11.51    7.76%    $  7,442    1.43%       1.08%         1.04%         14%
8/1/02(d) to 7/31/03                        (0.06)     $10.90    9.67%*   $  1,335    1.66%**     1.08%**       0.70%**       55%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                 Change in Net Assets                      Less Dividends and
                                                               Resulting from Operations                   Distributions from
                                                            ------------------------------                ---------------------
                                                                             Net Realized
                                                                                 and
                                                                              Unrealized      Change in
                                                Net Asset                   Gains/(Losses)   Net Assets
                                                  Value,         Net             from         Resulting       Net         Net
                                                Beginning    Investment       Investment        from      Investment   Realized
                                                of Period   Income/(Loss)    Transactions    Operations     Income       Gains
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Institutional Shares
Six months ended 1/31/08 +                        $11.95       0.21#+++         (0.24)#        (0.03)       (0.32)      (0.66)
Year ended 7/31/07                                $11.36       0.34#+++          0.93#          1.27        (0.35)      (0.33)
Year ended 7/31/06                                $11.59       0.34#             0.04#          0.38        (0.34)      (0.27)
Year ended 7/31/05                                $10.95       0.27#             0.73#          1.00        (0.27)      (0.09)
Year ended 7/31/04                                $10.62       0.27#             0.51#          0.78        (0.25)      (0.20)
8/1/02(d) to 7/31/03                              $10.00       0.18#             0.60#          0.78        (0.16)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class A Shares
Six months ended 1/31/08 +                        $11.93       0.18#+++         (0.22)#        (0.04)       (0.30)      (0.66)
Year ended 7/31/07                                $11.35       0.31#+++          0.92#          1.23        (0.32)      (0.33)
Year ended 7/31/06                                $11.58       0.32#             0.03#          0.35        (0.31)      (0.27)
Year ended 7/31/05                                $10.93       0.25#             0.73#          0.98        (0.24)      (0.09)
Year ended 7/31/04                                $10.60       0.22#             0.53#          0.75        (0.22)      (0.20)
8/1/02(d) to 7/31/03                              $10.00       0.15#             0.59#          0.74        (0.14)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class B Shares
Six months ended 1/31/08 +                        $11.88       0.15#+++         (0.23)#        (0.08)       (0.25)      (0.66)
Year ended 7/31/07                                $11.30       0.22#+++          0.92#          1.14        (0.23)      (0.33)
Year ended 7/31/06                                $11.54       0.24#             0.02#          0.26        (0.23)      (0.27)
Year ended 7/31/05                                $10.90       0.17#             0.72#          0.89        (0.16)      (0.09)
Year ended 7/31/04                                $10.58       0.14#             0.53#          0.67        (0.15)      (0.20)
8/1/02(d) to 7/31/03                              $10.00       0.10#             0.58#          0.68        (0.10)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class C Shares
Six months ended 1/31/08 +                        $11.89       0.15#+++         (0.22)#        (0.07)       (0.26)      (0.66)
Year ended 7/31/07                                $11.32       0.22#+++          0.91#          1.13        (0.23)      (0.33)
Year ended 7/31/06                                $11.54       0.24#             0.03#          0.27        (0.22)      (0.27)
Year ended 7/31/05                                $10.90       0.17#             0.72#          0.89        (0.16)      (0.09)
Year ended 7/31/04                                $10.59       0.14#             0.52#          0.66        (0.15)      (0.20)
8/1/02(d) to 7/31/03                              $10.00       0.09#             0.59#          0.68        (0.09)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Institutional Shares
Six months ended 1/31/08 +                        $10.99       0.23#+++         (0.13)#         0.10        (0.28)      (0.30)
Year ended 7/31/07                                $10.72       0.41#+++          0.49#          0.90        (0.41)      (0.22)
Year ended 7/31/06                                $10.92       0.40#+++         (0.09)#         0.31        (0.40)      (0.11)
Year ended 7/31/05                                $10.66       0.31#             0.36#          0.67        (0.32)      (0.09)
Year ended 7/31/04                                $10.54       0.31#             0.26#          0.57        (0.29)      (0.16)
8/1/02(d) to 7/31/03                              $10.00       0.23#             0.52#          0.75        (0.21)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class A Shares
Six months ended 1/31/08 +                        $10.97       0.20#+++         (0.12)#         0.08        (0.26)      (0.30)
Year ended 7/31/07                                $10.70       0.38#+++          0.49#          0.87        (0.38)      (0.22)
Year ended 7/31/06                                $10.90       0.37#+++         (0.09)#         0.28        (0.37)      (0.11)
Year ended 7/31/05                                $10.64       0.30#             0.34#          0.64        (0.29)      (0.09)
Year ended 7/31/04                                $10.53       0.26#             0.28#          0.54        (0.27)      (0.16)
8/1/02(d) to 7/31/03                              $10.00       0.21#             0.51#          0.72        (0.19)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class B Shares
Six months ended 1/31/08 +                        $10.95       0.17#+++         (0.13)#         0.04        (0.22)      (0.30)
Year ended 7/31/07                                $10.67       0.29#+++          0.50#          0.79        (0.30)      (0.21)
Year ended 7/31/06                                $10.87       0.29#+++         (0.09)#         0.20        (0.29)      (0.11)
Year ended 7/31/05                                $10.61       0.22#             0.34#          0.56        (0.21)      (0.09)
Year ended 7/31/04                                $10.50       0.19#             0.27#          0.46        (0.19)      (0.16)
8/1/02(d) to 7/31/03                              $10.00       0.16#             0.49#          0.65        (0.15)         --
--------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class C Shares
Six months ended 1/31/08 +                        $10.95       0.16#+++         (0.12)#         0.04        (0.21)      (0.30)
Year ended 7/31/07                                $10.67       0.29#+++          0.51#          0.80        (0.30)      (0.22)
Year ended 7/31/06                                $10.88       0.29#+++         (0.11)#         0.18        (0.28)      (0.11)
Year ended 7/31/05                                $10.61       0.23#             0.34#          0.57        (0.21)      (0.09)
Year ended 7/31/04                                $10.51       0.18#             0.28#          0.46        (0.20)      (0.16)
8/1/02(d) to 7/31/03                              $10.00       0.15#             0.50#          0.65        (0.14)         --
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                           Ratios/Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                     Ratios of   Ratios of
                                                         Net     Total      Net      Expenses    Expenses   Ratios of Net
                                            Total       Asset    Return   Assets,       to          to       Investment
                                          Dividends    Value,  (excludes   End of     Average     Average      Income      Portfolio
                                             and       End of    sales    Period        Net         Net       to Average    Turnover
                                        Distributions  Period   charge)   (000's)   Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Institutional Shares
Six months ended 1/31/08 +                  (0.98)     $10.94   (0.39)%*  $ 41,353    0.55%**     0.08%**       3.54%**       12%
Year ended 7/31/07                          (0.68)     $11.95   11.24%    $ 41,336    0.54%       0.08%         2.89%         30%
Year ended 7/31/06                          (0.61)     $11.36    3.39%    $ 42,683    0.50%       0.08%         3.05%         22%
Year ended 7/31/05                          (0.36)     $11.59    9.24%    $ 38,606    0.47%       0.08%         2.44%         38%
Year ended 7/31/04                          (0.45)     $10.95    7.39%    $ 38,097    0.49%       0.08%         2.33%         19%
8/1/02(d) to 7/31/03                        (0.16)     $10.62    7.87%*   $ 40,412    0.60%**     0.08%**       2.23%**       72%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class A Shares
Six months ended 1/31/08 +                  (0.96)     $10.93   (0.51)%*  $ 32,041    0.79%**     0.33%**       3.12%**       12%
Year ended 7/31/07                          (0.65)     $11.93   10.96%    $ 35,676    0.79%       0.33%         2.63%         30%
Year ended 7/31/06                          (0.58)     $11.35    3.14%    $ 37,479    0.75%       0.33%         2.80%         22%
Year ended 7/31/05                          (0.33)     $11.58    8.97%    $ 41,446    0.72%       0.33%         2.18%         38%
Year ended 7/31/04                          (0.42)     $10.93    7.15%    $ 40,851    0.74%       0.33%         2.09%         19%
8/1/02(d) to 7/31/03                        (0.14)     $10.60    7.51%*   $ 19,449    1.04%**     0.33%**       1.82%**       72%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class B Shares
Six months ended 1/31/08 +                  (0.91)     $10.89   (0.83)%*  $ 16,626    1.54%**     1.08%**       2.50%**       12%
Year ended 7/31/07                          (0.56)     $11.88   10.17%    $ 18,839    1.54%       1.08%         1.89%         30%
Year ended 7/31/06                          (0.50)     $11.30    2.28%    $ 20,488    1.50%       1.08%         2.05%         22%
Year ended 7/31/05                          (0.25)     $11.54    8.10%    $ 22,752    1.47%       1.08%         1.44%         38%
Year ended 7/31/04                          (0.35)     $10.90    6.35%    $ 21,122    1.49%       1.08%         1.31%         19%
8/1/02(d) to 7/31/03                        (0.10)     $10.58    6.81%*   $  9,083    1.80%**     1.08%**       1.09%**       72%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Moderately Conservative(SM) Class C Shares
Six months ended 1/31/08 +                  (0.92)     $10.90   (0.83)%*  $  2,571    1.54%**     1.08%**       2.48%**       12%
Year ended 7/31/07                          (0.56)     $11.89   10.08%    $  2,755    1.54%       1.08%         1.88%         30%
Year ended 7/31/06                          (0.49)     $11.32    2.43%    $  3,058    1.50%       1.08%         2.05%         22%
Year ended 7/31/05                          (0.25)     $11.54    8.18%    $  4,029    1.47%       1.08%         1.42%         38%
Year ended 7/31/04                          (0.35)     $10.90    6.29%    $  3,576    1.49%       1.08%         1.26%         19%
8/1/02(d) to 7/31/03                        (0.09)     $10.59    6.81%*   $  1,017    1.73%**     1.08%**       1.07%**       72%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Institutional Shares
Six months ended 1/31/08 +                  (0.58)     $10.51    0.84%*   $ 27,931    0.63%**     0.08%**       4.17%**       11%
Year ended 7/31/07                          (0.63)     $10.99    8.58%    $ 24,570    0.64%       0.08%         3.69%         24%
Year ended 7/31/06                          (0.51)     $10.72    2.88%    $ 24,385    0.58%       0.08%         3.72%         15%
Year ended 7/31/05                          (0.41)     $10.92    6.38%    $ 22,236    0.54%       0.08%         3.00%         46%
Year ended 7/31/04                          (0.45)     $10.66    5.44%    $ 14,201    0.58%       0.08%         2.79%         27%
8/1/02(d) to 7/31/03                        (0.21)     $10.54    7.58%*   $ 16,014    0.75%**     0.08%**       2.90%**       63%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class A Shares
Six months ended 1/31/08 +                  (0.56)     $10.49    0.71%*   $ 14,880    0.88%**     0.33%**       3.74%**       11%
Year ended 7/31/07                          (0.60)     $10.97    8.33%    $ 15,083    0.89%       0.33%         3.44%         24%
Year ended 7/31/06                          (0.48)     $10.70    2.62%    $ 16,138    0.82%       0.33%         3.45%         15%
Year ended 7/31/05                          (0.38)     $10.90    6.13%    $ 20,014    0.79%       0.33%         2.76%         46%
Year ended 7/31/04                          (0.43)     $10.64    5.11%    $ 20,461    0.84%       0.33%         2.59%         27%
8/1/02(d) to 7/31/03                        (0.19)     $10.53    7.31%*   $  9,387    1.17%**     0.33%**       2.52%**       63%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class B Shares
Six months ended 1/31/08 +                  (0.52)     $10.47    0.39%*   $  8,645    1.63%**     1.08%**       3.08%**       11%
Year ended 7/31/07                          (0.51)     $10.95    7.53%    $  9,242    1.64%       1.07%         2.69%         24%
Year ended 7/31/06                          (0.40)     $10.67    1.83%    $ 10,208    1.57%       1.08%         2.69%         15%
Year ended 7/31/05                          (0.30)     $10.87    5.34%    $ 12,688    1.54%       1.08%         2.01%         46%
Year ended 7/31/04                          (0.35)     $10.61    4.37%    $ 13,524    1.58%       1.08%         1.80%         27%
8/1/02(d) to 7/31/03                        (0.15)     $10.50    6.54%*   $  8,795    1.86%**     1.08%**       1.75%**       63%
------------------------------------------------------------------------------------------------------------------------------------
LifeModel Conservative(SM) Class C Shares
Six months ended 1/31/08 +                  (0.51)     $10.48    0.37%*   $  2,521    1.63%**     1.08%**       2.95%**       11%
Year ended 7/31/07                          (0.52)     $10.95    7.59%    $  3,091    1.64%       1.07%         2.67%         24%
Year ended 7/31/06                          (0.39)     $10.67    1.72%    $  3,816    1.57%       1.08%         2.68%         15%
Year ended 7/31/05                          (0.30)     $10.88    5.30%    $  5,304    1.54%       1.08%         2.01%         46%
Year ended 7/31/04                          (0.36)     $10.61    4.34%    $  6,563    1.58%       1.08%         1.81%         27%
8/1/02(d) to 7/31/03                        (0.14)     $10.51    6.58%*   $  2,203    1.86%**     1.08%**       1.63%**       63%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                        Change in Net Assets                    Less Dividends and
                                                     Resulting from Operations                  Distributions from
                                                    ----------------------------               --------------------
                                                                    Net Realized
                                                                         and
                                                                     Unrealized    Change in
                                         Net Asset                 Gains/(Losses)  Net Assets
                                          Value,         Net            from       Resulting       Net       Net
                                         Beginning   Investment      Investment       from     Investment  Realized
                                         of Period  Income/(Loss)   Transactions   Operations    Income     Gains
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Institutional Shares
Six months ended 1/31/08 +                 $ 9.57     0.36+++          (0.11)         0.25       (0.37)        --
Year ended 7/31/07                         $ 9.74     0.71+++          (0.14)         0.57       (0.71)     (0.03)
Year ended 7/31/06                         $10.00     0.44             (0.28)         0.16       (0.42)        --
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class A Shares
Six months ended 1/31/08 +                 $ 9.57     0.34+++          (0.14)         0.20       (0.34)        --
Year ended 7/31/07                         $ 9.74     0.68+++          (0.13)         0.55       (0.69)     (0.03)
Year ended 7/31/06                         $10.00     0.41             (0.27)         0.14       (0.40)        --
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class B Shares
Six months ended 1/31/08 +                 $ 9.56     0.31+++          (0.12)         0.19       (0.31)        --
Year ended 7/31/07                         $ 9.73     0.61+++          (0.13)         0.48       (0.62)     (0.03)
Year ended 7/31/06                         $10.00     0.33             (0.24)         0.09       (0.36)        --
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Class C Shares
Six months ended 1/31/08 +                 $ 9.57     0.31+++          (0.12)         0.19       (0.32)        --
Year ended 7/31/07                         $ 9.74     0.60+++          (0.12)         0.48       (0.62)     (0.03)
Year ended 7/31/06                         $10.00     0.35             (0.25)         0.10       (0.36)        --
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Institutional Shares
Six months ended 1/31/08 +                 $ 9.68     0.24+++           0.18          0.42       (0.24)        --
Year ended 7/31/07                         $ 9.68     0.45+++@          0.01          0.46       (0.46)        --
Year ended 7/31/06                         $10.07     0.42             (0.30)         0.12       (0.45)     (0.06)
Year ended 7/31/05                         $10.02     0.34              0.10          0.44       (0.38)     (0.01)
Year ended 7/31/04                         $ 9.96     0.28              0.14          0.42       (0.36)        --
Year ended 7/31/03                         $ 9.93     0.39              0.09          0.48       (0.45)        --
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class A Shares
Six months ended 1/31/08 +                 $ 9.67     0.23+++           0.18          0.41       (0.23)        --
Year ended 7/31/07                         $ 9.68     0.43+++@            --          0.43       (0.44)        --
Year ended 7/31/06                         $10.07     0.39             (0.30)         0.09       (0.42)     (0.06)
Year ended 7/31/05                         $10.02     0.30              0.11          0.41       (0.35)     (0.01)
Year ended 7/31/04                         $ 9.95     0.25              0.16          0.41       (0.34)        --
Year ended 7/31/03                         $ 9.92     0.37              0.08          0.45       (0.42)        --
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class B Shares
Six months ended 1/31/08 +                 $ 9.68     0.19+++           0.18          0.37       (0.19)        --
Year ended 7/31/07                         $ 9.68     0.35+++@          0.01          0.36       (0.36)        --
Year ended 7/31/06                         $10.07     0.32             (0.30)         0.02       (0.35)     (0.06)
Year ended 7/31/05                         $10.02     0.23              0.10          0.33       (0.27)     (0.01)
Year ended 7/31/04                         $ 9.95     0.15              0.18          0.33       (0.26)        --
Year ended 7/31/03                         $ 9.93     0.28              0.08          0.36       (0.34)        --
-------------------------------------------------------------------------------------------------------------------
Total Return Bond Class C Shares
Six months ended 1/31/08 +                 $ 9.68     0.19+++           0.19          0.38       (0.19)        --
Year ended 7/31/07                         $ 9.69     0.35+++@            --          0.35       (0.36)        --
Year ended 7/31/06                         $10.07     0.31             (0.28)         0.03       (0.35)     (0.06)
Year ended 7/31/05                         $10.02     0.23              0.10          0.33       (0.27)     (0.01)
Year ended 7/31/04                         $ 9.96     0.17              0.15          0.32       (0.26)        --
Year ended 7/31/03                         $ 9.93     0.29              0.08          0.37       (0.34)        --
-------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                           Ratios/Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                    Ratios of   Ratios of
                                                       Net       Total       Net     Expenses    Expenses   Ratios of Net
                                           Total      Asset      Return    Assets,      to         to        Investment
                                         Dividends    Value,   (excludes   End of     Average    Average       Income      Portfolio
                                            and       End of     sales     Period       Net        Net       to Average     Turnover
                                       Distributions  Period    charge)    (000's)  Assets (a)  Assets (b)   Net Assets     Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Institutional Shares
Six months ended 1/31/08 +                 (0.37)     $ 9.45     2.56%*   $ 52,649    1.15%**     0.74%**      7.43%**         16%
Year ended 7/31/07                         (0.74)     $ 9.57     5.85%    $ 68,193    1.14%       0.74%        7.12%           42%
Year ended 7/31/06                         (0.42)     $ 9.74     1.59%*   $ 66,033    1.15%**     0.74%**      6.77%**         41%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class A Shares
Six months ended 1/31/08 +                 (0.34)     $ 9.43     2.18%*   $    183    1.39%**     1.00%**      6.93%**         16%
Year ended 7/31/07                         (0.72)     $ 9.57     5.47%    $    175    1.39%       0.99%        6.83%           42%
Year ended 7/31/06                         (0.40)     $ 9.74     1.44%*   $    227    2.98%**     0.99%**      6.74%**         41%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class B Shares
Six months ended 1/31/08 +                 (0.31)     $ 9.44     1.98%*   $     84    2.15%**     1.74%**      6.40%**         16%
Year ended 7/31/07                         (0.65)     $ 9.56     4.83%    $    156    2.15%       1.74%        6.12%           42%
Year ended 7/31/06                         (0.36)     $ 9.73     0.91%*   $     96    7.16%**     1.74%**      5.98%**         41%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Class C Shares
Six months ended 1/31/08 +                 (0.32)     $ 9.44     2.04%*   $    127    2.11%**     1.74%**      6.43%**         16%
Year ended 7/31/07                         (0.65)     $ 9.57     4.72%    $    127    2.15%       1.74%        6.04%           42%
Year ended 7/31/06                         (0.36)     $ 9.74     0.94%*   $     55    8.04%**     1.74%**      5.93%**         41%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Institutional Shares
Six months ended 1/31/08 +                 (0.24)     $ 9.86     4.42%*   $668,065    0.87%**     0.70%**      4.89%**         16%
Year ended 7/31/07                         (0.46)     $ 9.68     4.83%@   $230,154    0.91%       0.72%        4.57%           65%
Year ended 7/31/06                         (0.51)     $ 9.68     1.21%    $252,145    0.90%       0.74%        4.23%          352%
Year ended 7/31/05                         (0.39)     $10.07     4.43%    $292,043    0.91%       0.78%        3.28%          385%
Year ended 7/31/04                         (0.36)     $10.02     4.26%    $277,706    0.90%       0.79%        2.75%          389%
Year ended 7/31/03                         (0.45)     $ 9.96     4.79%    $303,450    0.89%       0.80%        3.86%          332%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class A Shares
Six months ended 1/31/08 +                 (0.23)     $ 9.85     4.29%*   $ 25,816    1.12%**     0.95%**      4.65%**         16%
Year ended 7/31/07                         (0.44)     $ 9.67     4.45%@   $  8,223    1.16%       0.97%        4.32%           65%
Year ended 7/31/06                         (0.48)     $ 9.68     0.97%    $ 11,657    1.15%       0.99%        3.97%          352%
Year ended 7/31/05                         (0.36)     $10.07     4.17%    $ 15,876    1.16%       1.03%        3.01%          385%
Year ended 7/31/04                         (0.34)     $10.02     4.00%    $ 22,559    1.15%       1.04%        2.51%          389%
Year ended 7/31/03                         (0.42)     $ 9.95     4.62%    $ 20,572    1.14%       1.05%        3.57%          332%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class B Shares
Six months ended 1/31/08 +                 (0.19)     $ 9.86     3.87%*   $  3,806    1.88%**     1.70%**      3.88%**         16%
Year ended 7/31/07                         (0.36)     $ 9.68     3.75%@   $  2,151    1.91%       1.72%        3.57%           65%
Year ended 7/31/06                         (0.41)     $ 9.68     0.20%    $  2,655    1.91%       1.74%        3.20%          352%
Year ended 7/31/05                         (0.28)     $10.07     3.38%    $  3,907    1.91%       1.78%        2.27%          385%
Year ended 7/31/04                         (0.26)     $10.02     3.19%    $  4,512    1.90%       1.79%        1.76%          389%
Year ended 7/31/03                         (0.34)     $ 9.95     3.74%    $  7,418    1.89%       1.80%        2.81%          332%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Class C Shares
Six months ended 1/31/08 +                 (0.19)     $ 9.87     3.95%*   $  1,764    1.85%**     1.69%**      3.94%**         16%
Year ended 7/31/07                         (0.36)     $ 9.68     3.65%@   $    225    1.90%       1.72%        3.57%           65%
Year ended 7/31/06                         (0.41)     $ 9.69     0.30%    $    315    1.91%       1.74%        3.16%          352%
Year ended 7/31/05                         (0.28)     $10.07     3.37%    $    649    1.91%       1.78%        2.26%          385%
Year ended 7/31/04                         (0.26)     $10.02     3.20%    $    768    1.90%       1.79%        1.76%          389%
Year ended 7/31/03                         (0.34)     $ 9.96     3.75%    $  1,246    1.89%       1.80%        2.79%          332%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                     Change in Net Assets                         Less Dividends and
                                                   Resulting from Operations                      Distributions from
                                                 ----------------------------               -----------------------------
                                                                 Net Realized
                                                                     and
                                                                  Unrealized     Change in
                                      Net Asset                 Gains/(Losses)  Net Assets
                                       Value,         Net            from        Resulting     Net                 Net
                                      Beginning   Investment      Investment       from     Investment  Paid-in  Realized
                                      of Period  Income/(Loss)   Transactions   Operations    Income    Capital   Gains
-------------------------------------------------------------------------------------------------------------------------
Short Term Bond Institutional Shares
Six months ended 1/31/08 +              $ 9.32     0.19+++           0.21          0.40       (0.20)        --       --
Year ended 7/31/07                      $ 9.25     0.37+++           0.09          0.46       (0.38)     (0.01)      --
Year ended 7/31/06                      $ 9.37     0.31             (0.06)         0.25       (0.37)        --       --
Year ended 7/31/05                      $ 9.57     0.20             (0.08)         0.12       (0.32)        --       --
Year ended 7/31/04                      $ 9.75     0.19+++          (0.06)         0.13       (0.31)        --       --
Year ended 7/31/03                      $ 9.82     0.28              0.03          0.31       (0.38)        --       --
-------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class A Shares
Six months ended 1/31/08 +              $ 9.31     0.18+++           0.20          0.38       (0.18)        --       --
Year ended 7/31/07                      $ 9.25     0.35+++           0.08          0.43       (0.36)     (0.01)      --
Year ended 7/31/06                      $ 9.36     0.28             (0.04)         0.24       (0.35)        --       --
Year ended 7/31/05                      $ 9.56     0.19             (0.09)         0.10       (0.30)        --       --
Year ended 7/31/04                      $ 9.74     0.18+++          (0.07)         0.11       (0.29)        --       --
Year ended 7/31/03                      $ 9.81     0.28              0.02          0.30       (0.37)        --       --
-------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class C Shares
Six months ended 1/31/08 +              $ 9.32     0.14+++           0.20          0.34       (0.15)        --       --
Year ended 7/31/07                      $ 9.25     0.28+++           0.09          0.37       (0.29)     (0.01)      --
Year ended 7/31/06                      $ 9.36     0.21             (0.04)         0.17       (0.28)        --       --
Year ended 7/31/05                      $ 9.56     0.10             (0.08)         0.02       (0.22)        --       --
Year ended 7/31/04                      $ 9.75     0.09+++          (0.06)         0.03       (0.22)        --       --
-------------------------------------------------------------------------------------------------------------------------
Municipal Bond Institutional Shares
Six months ended 1/31/08 +              $ 9.32     0.18+++           0.17          0.35       (0.20)        --    (0.03)
Year ended 7/31/07                      $ 9.40     0.39+++@            --          0.39       (0.37)        --    (0.10)
Year ended 7/31/06                      $10.07     0.37             (0.23)         0.14       (0.37)        --    (0.44)
Year ended 7/31/05                      $10.40     0.40              0.06          0.46       (0.40)        --    (0.39)
Year ended 7/31/04                      $10.49     0.43+++           0.08          0.51       (0.43)        --    (0.17)
Year ended 7/31/03                      $10.74     0.43+++          (0.09)         0.34       (0.43)        --    (0.16)
-------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class A Shares
Six months ended 1/31/08 +              $ 9.36     0.17+++           0.17          0.34       (0.18)        --    (0.03)
Year ended 7/31/07                      $ 9.45     0.36+++@         (0.01)         0.35       (0.34)        --    (0.10)
Year ended 7/31/06                      $10.11     0.36             (0.23)         0.13       (0.35)        --    (0.44)
Year ended 7/31/05                      $10.43     0.38              0.06          0.44       (0.37)        --    (0.39)
Year ended 7/31/04                      $10.54     0.40+++           0.06          0.46       (0.40)        --    (0.17)
Year ended 7/31/03                      $10.77     0.40+++          (0.07)         0.33       (0.40)        --    (0.16)
-------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class B Shares
Six months ended 1/31/08 +              $ 9.29     0.13+++           0.17          0.30       (0.15)        --    (0.03)
Year ended 7/31/07                      $ 9.37     0.29+++@            --          0.29       (0.27)        --    (0.10)
Year ended 7/31/06                      $10.04     0.28             (0.24)         0.04       (0.27)        --    (0.44)
Year ended 7/31/05                      $10.37     0.29              0.06          0.35       (0.29)        --    (0.39)
Year ended 7/31/04                      $10.47     0.32+++           0.07          0.39       (0.32)        --    (0.17)
Year ended 7/31/03                      $10.71     0.32+++          (0.07)         0.25       (0.33)        --    (0.16)
-------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class C Shares
Six months ended 1/31/08 +              $ 9.32     0.13+++           0.17          0.30       (0.15)        --    (0.03)
Year ended 7/31/07                      $ 9.39     0.29+++@            --          0.29       (0.26)        --    (0.10)
Year ended 7/31/06                      $10.05     0.28             (0.23)         0.05       (0.27)        --    (0.44)
Year ended 7/31/05                      $10.38     0.31              0.04          0.35       (0.29)        --    (0.39)
Year ended 7/31/04                      $10.48     0.32+++           0.07          0.39       (0.32)        --    (0.17)
Year ended 7/31/03                      $10.72     0.32+++          (0.07)         0.25       (0.33)        --    (0.16)
-------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                         Ratios/Supplemental Data
                                                                        ----------------------------------------------------------
                                                                                  Ratios of    Ratios of
                                                      Net      Total      Net      Expenses    Expenses   Ratios of Net
                                          Total      Asset     Return   Assets,       to         to        Investment
                                        Dividends    Value,  (excludes  End of     Average     Average       Income      Portfolio
                                           and       End of    sales    Period       Net         Net       to Average     Turnover
                                      Distributions  Period   charge)   (000's)   Assets (a)  Assets (b)    Net Assets    Rate (e)
----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Institutional Shares
Six months ended 1/31/08 +               (0.20)      $ 9.52   4.29%*    $264,952    0.80%**     0.64%**      4.03%**        14%
Year ended 7/31/07                       (0.39)      $ 9.32   5.08%     $267,348    0.80%       0.64%        3.99%          75%
Year ended 7/31/06                       (0.37)      $ 9.25   2.75%     $258,423    0.78%       0.67%        3.33%          53%
Year ended 7/31/05                       (0.32)      $ 9.37   1.16%     $333,909    0.77%       0.73%        2.35%          68%
Year ended 7/31/04                       (0.31)      $ 9.57   1.31%     $495,271    0.77%       0.74%        1.96%          90%
Year ended 7/31/03                       (0.38)      $ 9.75   3.23%     $490,229    0.76%       0.74%        2.59%          72%
----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class A Shares
Six months ended 1/31/08 +               (0.18)      $ 9.51   4.16%*    $  9,239    1.05%**     0.89%**      3.78%**        14%
Year ended 7/31/07                       (0.37)      $ 9.31   4.70%     $  9,704    1.05%       0.89%        3.72%          75%
Year ended 7/31/06                       (0.35)      $ 9.25   2.60%     $ 12,362    1.03%       0.92%        3.07%          53%
Year ended 7/31/05                       (0.30)      $ 9.36   1.00%     $ 17,117    1.02%       0.98%        2.10%          68%
Year ended 7/31/04                       (0.29)      $ 9.56   1.12%     $ 28,262    1.02%       0.89%        1.81%          90%
Year ended 7/31/03                       (0.37)      $ 9.74   3.07%     $ 33,975    1.01%       0.89%        2.39%          72%
----------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Class C Shares
Six months ended 1/31/08 +               (0.15)      $ 9.51   3.79%*    $    177    1.80%**     1.64%**      3.04%**        14%
Year ended 7/31/07                       (0.30)      $ 9.32   3.93%     $    160    1.81%       1.64%        2.97%          75%
Year ended 7/31/06                       (0.28)      $ 9.25   1.81%     $    205    1.79%       1.67%        2.31%          53%
Year ended 7/31/05                       (0.22)      $ 9.36   0.23%     $    362    1.77%       1.73%        1.34%          68%
Year ended 7/31/04                       (0.22)      $ 9.56   0.39%*    $    526    1.77%**     1.74%**      0.97%**        90%
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Institutional Shares
Six months ended 1/31/08 +               (0.23)      $ 9.44   3.88%*    $ 40,609    1.11%**     0.61%**      3.79%**        36%
Year ended 7/31/07                       (0.47)      $ 9.32   4.04%@    $ 44,234    1.13%       0.61%        3.87%          27%
Year ended 7/31/06                       (0.81)      $ 9.40   1.49%     $ 39,514    1.06%       0.65%        3.87%          87%
Year ended 7/31/05                       (0.79)      $10.07   4.53%     $ 49,802    1.04%       0.78%        3.86%          83%
Year ended 7/31/04                       (0.60)      $10.40   4.84%     $ 57,638    0.98%       0.79%        4.05%          35%
Year ended 7/31/03                       (0.59)      $10.49   3.18%     $ 74,347    0.93%       0.79%        3.98%          21%
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class A Shares
Six months ended 1/31/08 +               (0.21)      $ 9.49   3.73%*    $  1,275    1.36%**     0.86%**      3.54%**        36%
Year ended 7/31/07                       (0.44)      $ 9.36   3.76%@    $  1,231    1.38%       0.86%        3.63%          27%
Year ended 7/31/06                       (0.79)      $ 9.45   1.32%     $  1,378    1.31%       0.90%        3.62%          87%
Year ended 7/31/05                       (0.76)      $10.11   4.35%     $  1,637    1.29%       1.03%        3.63%          83%
Year ended 7/31/04                       (0.57)      $10.43   4.35%     $  2,462    1.24%       1.04%        3.81%          35%
Year ended 7/31/03                       (0.56)      $10.54   3.05%     $  1,906    1.18%       1.04%        3.71%          21%
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class B Shares
Six months ended 1/31/08 +               (0.18)      $ 9.41   3.35%*    $    708    2.18%**     1.61%**      2.79%**        36%
Year ended 7/31/07                       (0.37)      $ 9.29   2.98%@    $    864    2.13%       1.61%        2.88%          27%
Year ended 7/31/06                       (0.71)      $ 9.37   0.47%     $  1,016    2.06%       1.66%        2.86%          87%
Year ended 7/31/05                       (0.68)      $10.04   3.50%     $  1,479    2.04%       1.78%        2.85%          83%
Year ended 7/31/04                       (0.49)      $10.37   3.71%     $  1,528    1.99%       1.79%        3.06%          35%
Year ended 7/31/03                       (0.49)      $10.47   2.26%     $  1,205    1.92%       1.79%        2.97%          21%
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Class C Shares
Six months ended 1/31/08 +               (0.18)      $ 9.44   3.35%*    $     30    2.11%**     1.61%**      2.79%**        36%
Year ended 7/31/07                       (0.36)      $ 9.32   3.04%@    $     43    2.12%       1.61%        2.89%          27%
Year ended 7/31/06                       (0.71)      $ 9.39   0.56%     $     87    2.06%       1.66%        2.86%          87%
Year ended 7/31/05                       (0.68)      $10.05   3.45%     $    179    2.03%       1.78%        2.91%          83%
Year ended 7/31/04                       (0.49)      $10.38   3.71%     $    363    1.98%       1.79%        3.05%          35%
Year ended 7/31/03                       (0.49)      $10.48   2.31%     $    548    1.93%       1.79%        2.98%          21%
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                        Change in Net Assets                     Less Dividends and
                                                                      Resulting from Operations                  Distributions from
                                                                    -----------------------------              ---------------------
                                                                                    Net Realized
                                                                                        and
                                                                                     Unrealized    Change in
                                                         Net Asset                 Gains/(Losses)  Net Assets
                                                           Value,        Net            from       Resulting       Net        Net
                                                         Beginning    Investment     Investment       from     Investment  Realized
                                                         of Period  Income/(Loss)   Transactions   Operations    Income      Gains
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Institutional Shares
Six months ended 1/31/08 +                                 $ 9.95       0.18+++         0.28          0.46       (0.18)     (0.03)
Year ended 7/31/07                                         $ 9.99       0.36+++        (0.01)         0.35       (0.36)     (0.03)
Year ended 7/31/06                                         $10.33       0.36+++        (0.21)         0.15       (0.36)     (0.13)
Year ended 7/31/05                                         $10.53       0.37           (0.07)         0.30       (0.42)     (0.08)
Year ended 7/31/04                                         $10.64       0.37           (0.03)         0.34       (0.36)     (0.09)
4/1/03(d) to 7/31/03                                       $10.79       0.37+++        (0.09)         0.28       (0.36)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class A Shares
Six months ended 1/31/08 +                                 $ 9.95       0.17+++         0.28          0.45       (0.17)     (0.03)
Year ended 7/31/07                                         $10.00       0.34+++        (0.02)         0.32       (0.34)     (0.03)
Year ended 7/31/06                                         $10.33       0.33+++        (0.20)         0.13       (0.33)     (0.13)
Year ended 7/31/05                                         $10.54       0.33           (0.07)         0.26       (0.39)     (0.08)
Year ended 7/31/04                                         $10.65       0.34           (0.02)         0.32       (0.34)     (0.09)
4/1/03(d) to 7/31/03                                       $10.79       0.34+++        (0.07)         0.27       (0.34)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class B Shares
Six months ended 1/31/08 +                                 $ 9.94       0.17+++         0.27          0.44       (0.16)     (0.03)
Year ended 7/31/07                                         $ 9.98       0.34+++        (0.01)         0.33       (0.34)     (0.03)
Year ended 7/31/06                                         $10.31       0.33+++        (0.20)         0.13       (0.33)     (0.13)
Year ended 7/31/05                                         $10.51       0.34           (0.07)         0.27       (0.39)     (0.08)
Year ended 7/31/04                                         $10.63       0.30           (0.03)         0.27       (0.30)     (0.09)
4/1/03(d) to 7/31/03                                       $10.78       0.26+++        (0.08)         0.18       (0.26)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class C Shares
Six months ended 1/31/08 +                                 $ 9.95       0.13+++         0.28          0.41       (0.13)     (0.03)
Year ended 7/31/07                                         $ 9.99       0.27+++        (0.02)         0.25       (0.26)     (0.03)
Year ended 7/31/06                                         $10.33       0.26+++        (0.21)         0.05       (0.26)     (0.13)
Year ended 7/31/05                                         $10.53       0.24           (0.05)         0.19       (0.31)     (0.08)
Year ended 7/31/04                                         $10.63       0.28           (0.04)         0.24       (0.25)     (0.09)
4/1/03(d) to 7/31/03                                       $10.78       0.26+++        (0.08)         0.18       (0.26)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Institutional Shares
Six months ended 1/31/08 +                                 $ 9.97       0.17+++         0.28          0.45       (0.19)     (0.04)
Year ended 7/31/07                                         $10.00       0.37+++@       (0.04)         0.33       (0.35)     (0.01)
Year ended 7/31/06                                         $10.24       0.36+++        (0.21)         0.15       (0.36)     (0.03)
Year ended 7/31/05                                         $10.39       0.36           (0.09)         0.27       (0.35)     (0.07)
Year ended 7/31/04                                         $10.39       0.36            0.02          0.38       (0.35)     (0.03)
Year ended 7/31/03                                         $10.48       0.37           (0.09)         0.28       (0.37)        --
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class A Shares
Six months ended 1/31/08 +                                 $ 9.98       0.16+++         0.28          0.44       (0.18)     (0.04)
Year ended 7/31/07                                         $10.01       0.34+++@       (0.04)         0.30       (0.32)     (0.01)
Year ended 7/31/06                                         $10.25       0.33+++        (0.21)         0.12       (0.33)     (0.03)
Year ended 7/31/05                                         $10.39       0.33           (0.08)         0.25       (0.32)     (0.07)
Year ended 7/31/04                                         $10.39       0.33            0.03          0.36       (0.33)     (0.03)
Year ended 7/31/03                                         $10.48       0.35           (0.10)         0.25       (0.34)        --
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class B Shares
Six months ended 1/31/08 +                                 $ 9.75       0.12+++         0.26          0.38       (0.14)     (0.04)
Year ended 7/31/07                                         $ 9.78       0.26+++@       (0.03)         0.23       (0.25)     (0.01)
Year ended 7/31/06                                         $10.03       0.25+++        (0.21)         0.04       (0.26)     (0.03)
Year ended 7/31/05                                         $10.18       0.25           (0.08)         0.17       (0.25)     (0.07)
Year ended 7/31/04                                         $10.19       0.24            0.03          0.27       (0.25)     (0.03)
Year ended 7/31/03                                         $10.29       0.27           (0.10)         0.17       (0.27)        --
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class C Shares
Six months ended 1/31/08 +                                 $ 9.94       0.12+++         0.27          0.39       (0.14)     (0.04)
Year ended 7/31/07                                         $ 9.97       0.26+++@       (0.03)         0.23       (0.25)     (0.01)
Year ended 7/31/06                                         $10.20       0.25+++        (0.20)         0.05       (0.25)     (0.03)
Year ended 7/31/05                                         $10.35       0.25           (0.09)         0.16       (0.24)     (0.07)
Year ended 7/31/04                                         $10.35       0.26            0.02          0.28       (0.25)     (0.03)
Year ended 7/31/03                                         $10.44       0.26           (0.09)         0.17       (0.26)        --
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                            Ratios/Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                   Ratios of    Ratios of
                                                        Net     Total       Net     Expenses    Expenses   Ratios of Net
                                           Total       Asset    Return    Assets,      to          to        Investment
                                         Dividends    Value,  (excludes   End of     Average     Average       Income     Portfolio
                                            and       End of    sales     Period       Net         Net       to Average    Turnover
                                       Distributions  Period   charge)    (000's)  Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Institutional Shares
Six months ended 1/31/08 +                 (0.21)     $10.20    4.67%*   $143,501     0.90%**     0.66%**       3.58%**       24%
Year ended 7/31/07                         (0.39)     $ 9.95    3.59%    $149,016     0.89%       0.68%         3.63%         37%
Year ended 7/31/06                         (0.49)     $ 9.99    1.43%    $164,537     0.87%       0.71%         3.53%         60%
Year ended 7/31/05                         (0.50)     $10.33    2.83%    $205,078     0.86%       0.70%         3.45%         60%
Year ended 7/31/04                         (0.45)     $10.53    3.27%    $255,026     0.84%       0.73%         3.42%         84%
4/1/03(d) to 7/31/03                       (0.43)     $10.64    2.64%    $304,754     0.83%       0.73%         3.36%         85%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class A Shares
Six months ended 1/31/08 +                 (0.20)     $10.20    4.54%*   $  2,121     1.15%**     0.91%**       3.32%**       24%
Year ended 7/31/07                         (0.37)     $ 9.95    3.23%    $  2,038     1.15%       0.94%         3.37%         37%
Year ended 7/31/06                         (0.46)     $10.00    1.27%    $  2,559     1.12%       0.96%         3.28%         60%
Year ended 7/31/05                         (0.47)     $10.33    2.44%    $  3,064     1.10%       0.95%         3.20%         60%
Year ended 7/31/04                         (0.43)     $10.54    3.03%    $  4,479     1.09%       0.98%         3.17%         84%
4/1/03(d) to 7/31/03                       (0.41)     $10.65    2.48%    $  4,317     1.08%       0.98%         3.10%         85%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class B Shares
Six months ended 1/31/08 +                 (0.19)     $10.19    4.45%*   $    374     1.90%**     0.91%**       3.32%**       24%
Year ended 7/31/07                         (0.37)     $ 9.94    3.34%    $    358     1.90%       0.94%         3.37%         37%
Year ended 7/31/06                         (0.46)     $ 9.98    1.28%    $    446     1.87%       0.96%         3.27%         60%
Year ended 7/31/05                         (0.47)     $10.31    2.54%    $    987     1.86%       0.95%         3.20%         60%
Year ended 7/31/04                         (0.39)     $10.51    2.54%    $  1,269     1.84%       1.44%         2.71%         84%
4/1/03(d) to 7/31/03                       (0.33)     $10.63    1.67%    $  1,066     1.83%       1.73%         2.35%         85%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond Class C Shares
Six months ended 1/31/08 +                 (0.16)     $10.20    4.14%*   $     99     1.90%**     1.66%**       2.58%**       24%
Year ended 7/31/07                         (0.29)     $ 9.95    2.55%    $    101     1.89%       1.67%         2.64%         37%
Year ended 7/31/06                         (0.39)     $ 9.99    0.41%    $     89     1.87%       1.71%         2.52%         60%
Year ended 7/31/05                         (0.39)     $10.33    1.76%    $    157     1.85%       1.69%         2.45%         60%
Year ended 7/31/04                         (0.34)     $10.53    2.29%    $    366     1.83%       1.73%         2.42%         84%
4/1/03(d) to 7/31/03                       (0.33)     $10.63    1.64%    $    973     1.83%       1.73%         2.35%         85%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Institutional Shares
Six months ended 1/31/08 +                 (0.23)     $10.19    4.58%*   $ 81,216     0.95%**     0.79%**       3.43%**       26%
Year ended 7/31/07                         (0.36)     $ 9.97    3.32%@   $ 81,780     0.93%       0.79%         3.50%         12%
Year ended 7/31/06                         (0.39)     $10.00    1.46%    $ 85,716     0.90%       0.80%         3.54%         25%
Year ended 7/31/05                         (0.42)     $10.24    2.61%    $104,554     0.87%       0.79%         3.37%         19%
Year ended 7/31/04                         (0.38)     $10.39    3.66%    $126,343     0.86%       0.78%         3.39%         15%
Year ended 7/31/03                         (0.37)     $10.39    2.65%    $151,478     0.85%       0.77%         3.49%         20%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class A Shares
Six months ended 1/31/08 +                 (0.22)     $10.20    4.44%*   $ 13,774     1.20%**     1.04%**       3.18%**       26%
Year ended 7/31/07                         (0.33)     $ 9.98    3.06%@   $ 15,451     1.18%       1.04%         3.25%         12%
Year ended 7/31/06                         (0.36)     $10.01    1.19%    $ 23,032     1.15%       1.05%         3.29%         25%
Year ended 7/31/05                         (0.39)     $10.25    2.36%    $ 27,870     1.12%       1.04%         3.13%         19%
Year ended 7/31/04                         (0.36)     $10.39    3.40%    $ 26,962     1.11%       1.03%         3.14%         15%
Year ended 7/31/03                         (0.34)     $10.39    2.39%    $ 25,177     1.10%       1.02%         3.23%         20%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class B Shares
Six months ended 1/31/08 +                 (0.18)     $ 9.95    4.05%*   $  2,396     1.95%**     1.79%**       2.43%**       26%
Year ended 7/31/07                         (0.26)     $ 9.75    2.26%@   $  2,682     1.93%       1.79%         2.50%         12%
Year ended 7/31/06                         (0.29)     $ 9.78    0.37%    $  3,426     1.90%       1.80%         2.54%         25%
Year ended 7/31/05                         (0.32)     $10.03    1.66%    $  4,279     1.87%       1.79%         2.37%         19%
Year ended 7/31/04                         (0.28)     $10.18    2.62%    $  4,714     1.86%       1.78%         2.39%         15%
Year ended 7/31/03                         (0.27)     $10.19    1.59%    $  5,101     1.84%       1.76%         2.48%         20%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Class C Shares
Six months ended 1/31/08 +                 (0.18)     $10.15    4.07%*   $    655     1.95%**     1.79%**       2.43%**       26%
Year ended 7/31/07                         (0.26)     $ 9.94    2.19%@   $    734     1.93%       1.79%         2.50%         12%
Year ended 7/31/06                         (0.28)     $ 9.97    0.44%    $  1,217     1.90%       1.80%         2.50%         25%
Year ended 7/31/05                         (0.31)     $10.20    1.60%    $  3,820     1.87%       1.79%         2.37%         19%
Year ended 7/31/04                         (0.28)     $10.35    2.65%    $  4,328     1.86%       1.78%         2.39%         15%
Year ended 7/31/03                         (0.26)     $10.35    1.65%    $  6,395     1.85%       1.77%         2.48%         20%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                         Change in Net Assets                   Less Dividends and
                                                                      Resulting from Operations                 Distributions from
                                                                    -----------------------------              ---------------------
                                                                                    Net Realized
                                                                                        and
                                                                                     Unrealized     Change in
                                                         Net Asset                 Gains/(Losses)  Net Assets
                                                           Value,        Net            from        Resulting      Net        Net
                                                         Beginning    Investment     Investment       from     Investment  Realized
                                                         of Period  Income/(Loss)   Transactions   Operations    Income      Gains
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Institutional Shares
Six months ended 1/31/08 +                                 $ 9.90        0.15+++         0.28         0.43       (0.15)        --
Year ended 7/31/07                                         $ 9.88        0.30+++         0.02         0.32       (0.30)        --
Year ended 7/31/06                                         $10.03        0.28           (0.15)        0.13       (0.28)        --
Year ended 7/31/05                                         $10.17        0.28           (0.13)        0.15       (0.28)     (0.01)
Year ended 7/31/04                                         $10.31        0.28           (0.13)        0.15       (0.28)     (0.01)
4/1/03(d) to 7/31/03                                       $10.39        0.31           (0.05)        0.26       (0.31)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class A Shares
Six months ended 1/31/08 +                                 $ 9.88        0.14+++         0.29         0.43       (0.14)        --
Year ended 7/31/07                                         $ 9.87        0.28+++         0.02         0.30       (0.29)        --
Year ended 7/31/06                                         $10.02        0.27           (0.15)        0.12       (0.27)        --
Year ended 7/31/05                                         $10.16        0.26           (0.13)        0.13       (0.26)     (0.01)
Year ended 7/31/04                                         $10.30        0.27           (0.13)        0.14       (0.27)     (0.01)
4/1/03(d) to 7/31/03                                       $10.38        0.30           (0.05)        0.25       (0.30)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class B Shares
Six months ended 1/31/08 +                                 $ 9.88        0.10+++         0.29         0.39       (0.10)        --
Year ended 7/31/07                                         $ 9.88        0.20+++           --         0.20       (0.20)        --
Year ended 7/31/06                                         $10.02        0.19           (0.15)        0.04       (0.18)        --
Year ended 7/31/05                                         $10.16        0.17           (0.13)        0.04       (0.17)     (0.01)
Year ended 7/31/04                                         $10.30        0.18           (0.13)        0.05       (0.18)     (0.01)
4/1/03(d) to 7/31/03                                       $10.38        0.21           (0.05)        0.16       (0.21)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class C Shares
Six months ended 1/31/08 +                                 $ 9.89        0.10+++         0.29         0.39       (0.10)        --
Year ended 7/31/07                                         $ 9.88        0.20+++         0.01         0.21       (0.20)        --
Year ended 7/31/06                                         $10.02        0.19           (0.15)        0.04       (0.18)        --
Year ended 7/31/05                                         $10.16        0.18           (0.14)        0.04       (0.17)     (0.01)
Year ended 7/31/04                                         $10.29        0.19           (0.13)        0.06       (0.18)     (0.01)
4/1/03(d) to 7/31/03                                       $10.38        0.21           (0.06)        0.15       (0.21)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                          Ratios/Supplemental Data
                                                                         ----------------------------------------------------------
                                                                                    Ratios of   Ratios of
                                                        Net     Total       Net     Expenses     Expenses  Ratios of Net
                                           Total       Asset    Return    Assets,      to           to       Investment
                                         Dividends    Value,  (excludes   End of     Average     Average       Income     Portfolio
                                            and       End of    sales     Period       Net         Net       to Average    Turnover
                                       Distributions  Period   charge)    (000's)  Assets (a)  Assets (b)    Net Assets    Rate (e)
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Institutional Shares
Six months ended 1/31/08 +                 (0.15)     $10.18    4.47%*   $ 43,645     0.99%**     0.68%**      2.90%**        18%
Year ended 7/31/07                         (0.30)     $ 9.90    3.17%    $ 43,905     0.98%       0.68%        3.00%          28%
Year ended 7/31/06                         (0.28)     $ 9.88    1.35%    $ 50,670     0.88%       0.68%        2.84%          12%
Year ended 7/31/05                         (0.29)     $10.03    1.49%    $ 74,099     0.80%       0.68%        2.70%          11%
Year ended 7/31/04                         (0.29)     $10.17    1.43%    $105,361     0.78%       0.69%        2.75%          21%
4/1/03(d) to 7/31/03                       (0.34)     $10.31    2.70%    $118,867     0.77%       0.69%        3.02%          12%
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class A Shares
Six months ended 1/31/08 +                 (0.14)     $10.17    4.38%*   $  4,573     1.24%**     0.83%**      2.75%**        18%
Year ended 7/31/07                         (0.29)     $ 9.88    3.05%    $  4,511     1.22%       0.83%        2.85%          28%
Year ended 7/31/06                         (0.27)     $ 9.87    1.20%    $  4,728     1.13%       0.83%        2.70%          12%
Year ended 7/31/05                         (0.27)     $10.02    1.33%    $  4,713     1.05%       0.83%        2.55%          11%
Year ended 7/31/04                         (0.28)     $10.16    1.37%    $  7,294     1.03%       0.84%        2.60%          21%
4/1/03(d) to 7/31/03                       (0.33)     $10.30    2.45%    $  8,006     1.02%       0.84%        2.84%          12%
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class B Shares
Six months ended 1/31/08 +                 (0.10)     $10.17    3.95%*   $    573     1.99%**     1.68%**      1.90%**        18%
Year ended 7/31/07                         (0.20)     $ 9.88    2.06%    $    568     1.98%       1.68%        2.00%          28%
Year ended 7/31/06                         (0.18)     $ 9.88    0.42%    $    607     1.88%       1.68%        1.83%          12%
Year ended 7/31/05                         (0.18)     $10.02    0.46%    $  1,175     1.80%       1.68%        1.71%          11%
Year ended 7/31/04                         (0.19)     $10.16    0.43%    $  1,574     1.78%       1.69%        1.76%          21%
4/1/03(d) to 7/31/03                       (0.24)     $10.30    1.70%    $  2,010     1.76%       1.69%        1.95%          12%
------------------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Class C Shares
Six months ended 1/31/08 +                 (0.10)     $10.18    3.93%*   $     97     1.99%**     1.68%**      1.91%**        18%
Year ended 7/31/07                         (0.20)     $ 9.89    2.16%    $    145     1.98%       1.68%        2.00%          28%
Year ended 7/31/06                         (0.18)     $ 9.88    0.43%    $    196     1.88%       1.68%        1.83%          12%
Year ended 7/31/05                         (0.18)     $10.02    0.43%    $    449     1.80%       1.68%        1.69%          11%
Year ended 7/31/04                         (0.19)     $10.16    0.48%    $  1,794     1.78%       1.69%        1.76%          21%
4/1/03(d) to 7/31/03                       (0.24)     $10.29    1.60%    $  3,967     1.77%       1.69%        1.97%          12%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

Fifth Third Funds
Notes to Financial Highlights
--------------------------------------------------------------------------------

(a)   Before waivers and reimbursements

(b)   Net of waivers and reimbursements

(c)   Commencement of operations was August 1, 2005.

(d)   Reflects date of commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

^     Amount is less than $0.005 per share.

+     Unaudited

*     Not annualized.

**    Annualized.

#     Represents income or gains/(losses) from affiliates.

+++   Average shares method used in calculation.

## Includes Dividend expense for securities sold short. Dividend expense was less than 0.005% for the year ended July 31, 2007.

& Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the advisor in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.

                                                                                                            Amount included
                                                                                                           in Net Investment
                                                                                                           Income/(Loss) per
                                                                                                           share for Payment
                               Total return excluding Payment by the Advisor (excludes sales charge)         by the Advisor
                               ---------------------------------------------------------------------       -----------------
                               Institutional       Class A       Class B       Class C       Advisor           All Classes
                               -------------       -------       -------       -------       -------           -----------
Mid Cap Growth                     17.24%           16.93%        16.06%        16.07%        16.65%              $ 0.01
Quality Growth                     20.38%           20.05%        19.15%        19.15%        19.72%              $ 0.02
Balanced                           11.92%           11.69%        10.90%        10.84%        11.35%              $ 0.04
Disciplined Large Cap Value        14.44%           14.13%        13.38%        13.34%        13.90%              $ 0.00 ^
Dividend Growth                    14.90%           14.64%        13.78%        13.79%        14.37%              $ 0.07
Technology                         15.31%           15.04%        14.01%        14.06%        14.61%              $ 0.01
International Equity               24.57%           24.27%        23.36%        23.31%        23.94%              $ 0.00 ^
Bond                                4.72%            4.45%         3.75%         3.65%         4.29%              $ 0.00 ^
Intermediate Bond                   5.23%            4.95%         4.77%         4.16%         4.64%              $ 0.00 ^
U.S. Government Bond                4.97%            4.61%           NA          3.94%           NA               $ 0.01
Municipal Bond                      3.81%            3.53%         2.76%         2.82%         3.29%              $ 0.02
Ohio Municipal                      3.22%            2.86%         2.15%         2.09%           NA               $ 0.01

^     Amount is less than $.005.

                       See notes to financial statements.

                                                               Fifth Third Funds
                                                   Notes to Financial Statements
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

(1) Organization

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-two separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund and Fifth Third Ohio Municipal Bond Fund, each of which is a non-diversified investment company. Dollar amounts are in thousands unless otherwise indicated.

Fund Name
---------
Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus")
Fifth Third Equity Index Fund ("Equity Index")
Fifth Third Balanced Fund ("Balanced")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third All Cap Value Fund, formerly, Fifth Third Multi Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately Aggressive(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately Conservative(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative(SM)")
(the foregoing five funds collectively the "LifeModel Funds(SM)")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third International Equity Fund ("International Equity")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Total Return Bond Fund, formerly, Fifth Third Bond Fund
("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")
Fifth Third Municipal Bond Fund ("Municipal Bond")
Fifth Third Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") Fifth Third Ohio Municipal Bond Fund ("Ohio Municipal Bond")
Fifth Third Michigan Municipal Bond Fund ("Michigan Municipal Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. Advisor shares for Short Term Bond, Intermediate Municipal Bond, Ohio Municipal Bond and Michigan Municipal Bond were liquidated May 11, 2007 and for the remaining funds, Advisor shares outstanding on November 26, 2007 were exchanged for Class A shares of their respective funds. No Financial Highlights information is presented for Advisor Shares. Certain activity regarding Advisor shares for the period from August 1, 2007 through November 26, 2007 is included in the Statements of Operations, Statements of Changes in Net Assets and these Notes to Financial Statements. All Funds' Class B shares are closed for purchases as of this report date. Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectus. Certain redemptions of each of Class A shares made within eighteen months of purchase, Class B

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

shares made within six years of purchase and Class C shares made within one year of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Fund Mergers--On November 16, 2007, certain funds of the Trust (each an "Acquiring Fund") acquired the respective net assets of certain other funds of the Trust (each an "Acquired Fund"), pursuant to Agreements and Plans of Reorganization approved by shareholders of each respective Acquired Fund on November 16, 2007 (the Closing and Shareholder Meeting Dates). The acquisitions were accomplished by a tax-free exchange of shares of each class of each Acquiring Fund for the corresponding class of the corresponding Acquired Fund as of the Closing Date. Information about the combining funds as of this date is as follows; the shares issued by each Acquiring Fund are disclosed in the Statements of Changes in Net Assets.

                                             Net Assets as of
Fund                   Description           November 16, 2007
----                   ------------------    -----------------
Mid Cap Growth         Acquiring Fund           $  329,322
Technology             Acquired Fund                13,194
                                                ----------
Mid Cap Growth         After Acquisition        $  342,516
                                                ==========

Total Return Bond      Acquiring Fund           $  237,605
Intermediate Bond      Acquired Fund               447,871
U.S. Government Bond   Acquired Fund                26,140
                                                ----------
Total Return Bond      After Acquisition        $  711,616
                                                ==========

The components of net assets of each Acquired Fund as of November 16, 2007 were as follows:

Components of Net Assets Acquired               Technology    Intermediate Bond     U.S. Government Bond
---------------------------------               ----------    -----------------     --------------------
Paid-in capital                                 $   49,198         $    507,777               $   27,002
Accumulated net investment loss                        (71)                 (42)                     (89)
Accumulated net realized loss on investments       (37,128)             (41,849)                  (1,006)
Net unrealized appreciation (depreciation)
   on investments                                    1,195              (18,015)                     233
                                                ----------         ------------               ----------
   Total net assets                             $   13,194         $    447,871               $   26,140
                                                ==========         ============               ==========

Capital losses of the Acquired Funds are carried over to the Acquiring Fund on Closing Date. The Internal Revenue Code limits the ability of Acquiring Funds to utilize capital losses of Acquired Funds.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Securities Valuations--Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR"), are valued at the closing price on the exchange or system where the security is principally traded. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NASDAQ Official Closing Price ("NOCP"), if applicable. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. government issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the investment adviser's Pricing Committee under the direction of the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges.

The market value of fair valued securities as a percentage of total net assets as of this report date was 5.5%, 1.4%, 95.1%,14.9% and .1% for Balanced, Strategic Income, International Equity, Total Return Bond and Short Term Bond, respectively.

Repurchase Agreements--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Foreign Currency Translation--International Equity does not isolate that portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

Forward Foreign Currency Contracts--International Equity may enter into forward foreign currency contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a forward fluctuates with changes in currency exchange rates. A forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable or unwilling to meet the terms of a forward or if the value of the currency changes unfavorably. International Equity has segregated cash and/or securities in a sufficient amount as collateral to the extent the Fund has open forward contracts as of this report date. See Notes to Schedules of Investments.

Foreign Currency Commitments--International Equity may enter into foreign currency commitments for the settlement of security transactions in foreign currencies. Risks may arise upon entering into these transactions from the potential inability or unwillingness of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. Foreign currency transactions are adjusted by the daily spot exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Futures Contracts--The Funds, with the exception of Dividend Growth, Intermediate Municipal Bond and Ohio Municipal Bond, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index or interest rate over a predetermined time period. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. See Notes to Schedules of Investments.

Options Written Contracts--When a Fund writes or sells put or call option contracts, it records the proceeds on sales (premium) received and the corresponding liability. The risk in writing a call option is that a Fund may incur a loss when the associated security market price or index value increases. The risk in writing a put option is that a Fund may incur a loss when the associated security market price or index value decreases. A Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist for the relevant security. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of an option transaction. When an option is exercised, the proceeds on sales (premium) for a written call option and the

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

purchase cost for a written put option is adjusted by the amount of premium received or paid. See Notes to Schedules of Investments.

Short Sales--Structured Large Cap Plus enters into short sales whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions at period end. See Notes to Schedule of Investments.

Swap Agreements--The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Total Return Bond has entered into a credit default swap agreement with a recognized counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the security. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

When-Issued and Delayed Delivery Transactions ("TBAs")--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities at period end, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

Lending Portfolio Securities--Each Fund may lend securities up to 33 1/3% of the Fund's total assets (plus the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street"), to act as lending agent and to administer its securities lending program, however the Funds have not commenced lending securities during the period ended as of this report date. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

Other--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative and distribution fees.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Distributions to Shareholders--Dividends, if any, from net investment income are declared/paid generally as follows:

Declared daily/paid monthly    Declared/paid monthly          Declared/paid quarterly        Declared/paid annually
---------------------------    ---------------------------    ---------------------------    ----------------------
Strategic Income               High Yield Bond                Mid Cap Growth                 Small Cap Growth
                               Total Return Bond              Quality Growth                 Small Cap Value
                               Short Term Bond                Structured Large Cap Plus      International Equity
                               Municipal Bond                 Equity Index
                               Intermediate Municipal Bond    Balanced
                               Ohio Municipal Bond            Micro Cap Value
                               Michigan Municipal Bond        All Cap Value
                                                              Disciplined Large Cap Value
                                                              The LifeModel Funds(SM)
                                                              Dividend Growth

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Federal Taxes--It is the intention of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on August 1, 2007. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At January 31, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncement--In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). This statement establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing the likely impact of FAS 157, as of this report date, Management does not believe the adoption of FAS 157 will have an impact on the financial statements. Additional disclosures may be required however, relating to the inputs used to develop the measurements and the effect of certain measurements on changes in net assets.

(3) Related Party Transactions

Dollar amounts in this note are in whole dollars except as noted.

Investment Advisory Fee--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Until November 28, 2007, FTAM subcontracted with Morgan Stanley Investment Management Inc., which served as International Equity's Sub-Advisor. Effective November 28, 2007 this subadvisory arrangement was terminated and FTAM undertook full portfolio management responsibilities for the Fund. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at rates indicated in the prospectus applied to the Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fees, waivers and expense limitations.

Administration Fee--FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

   Administration Fee    Trust Average Daily Net Assets
   ------------------    ----------------------------------------
   0.20%                 Up to $1 billion
   0.18%                 In excess of $1 billion up to $2 billion
   0.17%                 In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes as of November 26, 2007), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waiver and expense limitations below.

Advisory Fee, Waivers, Expense Limitations--In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 29, 2007 for the Funds, except Dividend Growth, which is the 40 month period from August 1, 2005 through November 28, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                             Class Expense Limitation*
                                                                                  ----------------------------------------------
                                                                         Admini-                                        Reimburse-
                                                  Advisory    Expense   stration                                           ment
                                        Advisory     Fee    Limitation     Fee                                           Recover-
Fund                                      Fee      Waiver       **       Waiver   Institutional     A       B      C      able***
----                                    --------  --------  ----------  --------  -------------  ------  ------  -----  ----------
Small Cap Growth                          0.70%       NA         V            NA      1.01%       1.26%   2.01%   2.01%       NA
Mid Cap Growth                            0.80%       NA         C            NA      1.09%       1.34%   2.09%   2.09%     $ 11
Quality Growth *                          0.80%       NA         C          0.02%     1.06%       1.31%   2.06%   2.06%     $ 49
Dividend Growth                           0.80%     0.20%        C            NA      0.73%       0.98%   1.73%   1.73%     $385
Micro Cap Value                           1.00%       NA         V            NA      1.35%       1.60%   2.35%   2.35%       NA
Small Cap Value                           0.90%       NA         V            NA      1.20%       1.45%   2.20%   2.20%       NA
All Cap Value                             1.00%       NA         C          0.10%     1.19%       1.44%   2.19%   2.19%     $ 99
Disciplined Large Cap Value               0.80%       NA         C          0.06%     1.01%       1.26%   2.01%   2.01%     $ 69
Structured Large Cap Plus++               0.70%       NA         C            NA      0.92%       1.17%   1.92%   1.92%     $270
Equity Index^                             0.30%     0.20%        C         0.065%     0.19%       0.44%   1.19%   1.19%     $294
Balanced                                  0.80%     0.20%        V            NA      0.96%       1.21%   1.96%   1.96%       NA
International Equity ##*                  1.00%     0.14%        C            NA      1.21%       1.46%   2.21%   2.21%     $108
Strategic Income                          1.00%     0.30%        C          0.05%     0.96%       1.21%   1.96%   1.96%     $ 95
LifeModel Aggressive(SM)                  0.15%     0.12%        C            NA      0.08%       0.33%   1.08%   1.08%     $115
LifeModel Moderately Aggressive(SM)       0.15%     0.12%        C            NA      0.08%       0.33%   1.08%   1.08%     $210
LifeModel Moderate(SM)                    0.15%     0.12%        C            NA      0.08%       0.33%   1.08%   1.08%     $256
LifeModel Moderately Conservative(SM)     0.15%     0.12%        C            NA      0.08%       0.33%   1.08%   1.08%     $ 58
LifeModel Conservative(SM)                0.15%     0.12%        C            NA      0.08%       0.33%   1.08%   1.08%     $ 35
High Yield Bond                           0.70%       NA         C            NA      0.74%       0.99%   1.74%   1.74%     $ 31
Total Return Bond *                       0.60%     0.10%        C          0.08%     0.68%       0.93%   1.68%   1.68%     $192
Short Term Bond                           0.50%     0.10%        V            NA      0.64%       0.89%     NA    1.64%       NA
Municipal Bond                            0.55%     0.15%        V            NA      0.61%       0.86%   1.61%   1.61%       NA
Intermediate Municipal Bond *             0.55%     0.15%        V          0.06%     0.65%       0.90%   0.90%#  1.65%       NA
Ohio Municipal Bond                       0.55%       NA         V          0.08%     0.79%       1.04%   1.79%   1.79%       NA
Michigan Municipal Bond                   0.45%       NA         C            NA      0.68%       0.83%#  1.68%   1.68%     $ 24

* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended as of this report date. FTAM often accompanies a decrease in limitation with a corresponding increase in an advisory or administration waiver.

      Fund                          Decrease in Limitation     Effective Date
      ----                          ----------------------   -----------------
      Quality Growth                         0.01%           November 17, 2007
      International Equity                   0.14%           November 29, 2007
      Total Return Bond                      0.04%           November 17, 2007
      Intermediate Municipal Bond            0.02%           November 17, 2007

**    C - Contractual, V - Voluntary as of November 29, 2007.

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2007 through January 31, 2008. For Dividend Growth, this amount represents the period from August 1, 2005 through January 31, 2008.

++ Because dividend expenses on short sales are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the estimated amount of dividend expense on short sales.

^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

## International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

# In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the annual 12b-1 fee as follows:
      Intermediate Municipal Bond Fund Class B - 0.75%; Michigan Municipal Bond Fund Class A - 0.10%.

Accounting and Custody Fees--FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

      Accounting Fee                Fund Average Daily Net Assets
      --------------                ------------------------------------------
      0.020%                        Up to $500 million
      0.015%                        In excess of $500 million up to $1 billion
      0.010%                        In excess of $1 billion

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

Distribution and/or Servicing Fees, Waivers--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. The Distributor has voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Servicing Fee; annual 12b-1 fees and voluntary waivers are shown below.

      Class     Distribution/Servicing Fee   Distribution/Servicing Fee Waiver
      -----     --------------------------   -----------------------------------
      Class A            0.25%               0.10% - Michigan Municipal Bond
      Class B            1.00%               0.75% - Intermediate Municipal Bond
      Class C            0.75%               NA
      Advisor            0.50%               NA

In addition, the Distributor earned commissions on certain sales of Class A and Advisor shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $6,920, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed sales commissions of $264,093 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,977,516 for the period ended as of the report date.

Administrative Servicing Fee--The Trust has an Administrative Servicing Agreement with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receive fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

      Class                         Administrative Services Fee
      -----                         ---------------------------
      Class C                                  0.25%
      Select                                   0.08%
      Preferred                                0.15%
      Trust                                    0.25%

Transfer and Dividend Disbursing Agent--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $185,000 in service fees for the period ended as of this report date.

Other--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Effective June 28, 2007, certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

Payments by Affiliates--BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts paid to each Fund are disclosed in the Statements of Changes in Net Assets as Increase from payment by the Advisor for the fiscal year ended July 31, 2007. The amounts were allocated among the components of net assets for the year then ended for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

(4) Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                                       Non U.S. Government Securities   U.S. Government Securities
                                                       ------------------------------   --------------------------
Fund                                                        Purchases        Sales        Purchases        Sales
----                                                        ---------     --------        ---------      -------
Small Cap Growth                                            $  57,432     $ 89,326         $     --      $    --
Mid Cap Growth                                                166,007      173,271               --           --
Quality Growth                                                161,509      212,366               --           --
Dividend Growth                                                90,389        9,834               --           --
Micro Cap Value                                                17,446       39,413               --           --
Small Cap Value                                                25,050       47,941               --           --
All Cap Value                                                  71,597       98,645               --           --
Disciplined Large Cap Value                                   116,812      177,688               --           --
Structured Large Cap Plus                                     111,350      179,407               --           --
Equity Index                                                    9,789       18,641               --           --
Balanced                                                        8,463       31,616              555        5,035
International Equity                                          425,116      501,297               --           --
Strategic Income                                               18,952       34,372            2,998        1,228
LifeModel Aggressive(SM)                                       30,576       18,610               --           --
LifeModel Moderately Aggressive(SM)                            44,291       35,778               --           --
LifeModel Moderate(SM)                                         64,489       56,566               --           --
LifeModel Moderately Conservative(SM)                          11,425       11,754               --           --
LifeModel Conservative(SM)                                      9,467        5,643               --           --
High Yield Bond                                                 9,919       25,431               --           --
Total Return Bond                                             343,344       26,641          180,225       42,122
Short Term Bond                                                14,873       16,886           22,822       27,051
Municipal Bond                                                 15,921       19,987               --        1,040
Intermediate Municipal Bond                                    35,566       51,535               --           --
Ohio Municipal Bond                                            21,982       30,930               --           --
Michigan Municipal Bond                                         8,649       11,693               --           --

(5) Line of Credit

As of February 1, 2008, the Funds of the Trust have an uncommitted unsecured line of credit facility with State Street. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Funds' net assets) of the Fund's net assets and must be repaid within 60

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

days. Drawn loans will be priced at a bid rate, though, in any event, not less than State Street's overnight federal funds annual rate plus the annual rate of 0.50%.

(6) Federal Tax Information

The tax character of distributions paid during the fiscal years ended July 31, 2007 and 2006 was as follows:

                                                     Year ended July 31, 2007                      Year ended July 31, 2006 #
                                       --------------------------------------------------  ----------------------------------------
                                                     Distributions paid from                        Distributions paid from
                                       --------------------------------------------------  ----------------------------------------
                                                    Net                                                Net
                                                   Long                                               Long
                                                   Term     Tax     Return      Total                 Term     Tax        Total
                                        Ordinary  Capital  Exempt     of    Distributions  Ordinary  Capital  Exempt  Distributions
Fund                                     Income    Gains   Income  Capital       Paid       Income    Gains   Income       Paid
----                                   ---------  -------  ------  -------  -------------  --------  -------  ------  -------------
Small Cap Growth                        $ 3,010   $30,186   $  --    $  --     $33,196      $   --   $22,453  $  --     $22,453
Mid Cap Growth                               --    74,694      --       --      74,694          --     4,993     --       4,993
Quality Growth                            3,228    10,916      --       --      14,144          --        --     --          --
Structured Large Cap Plus                 1,608       758      --       --       2,366       1,931     2,280     --       4,211
Equity Index                              7,235        --      --       --       7,235       7,005        --     --       7,005
Balanced                                  1,748        --      --       --       1,748       1,844        --     --       1,844
Micro Cap Value                           2,786    22,169      --       --      24,955          91    42,152     --      42,243
Small Cap Value                           8,327     8,286      --       --      16,613       8,884     5,923     --      14,807
Multi Cap Value                           8,223    50,068      --       --      58,291       2,972    27,741     --      30,713
Disciplined Large Cap Value              16,306    81,738      --       --      98,044      17,021    48,765     --      65,786
LifeModel Aggressive(SM)                  1,226     5,019      --       --       6,245       1,846     3,132     --       4,978
LifeModel Moderately Aggressive(SM)       5,443     8,048      --       --      13,491       6,436     5,004     --      11,440
LifeModel Moderate(SM)                   14,207    10,616      --       --      24,823      12,720     8,544     --      21,264
LifeModel Moderately Conservative(SM)     3,085     2,514      --       --       5,599       2,949     2,257     --       5,206
LifeModel Conservative(SM)                1,983       972      --       --       2,955       2,027       448     --       2,475
Strategic Income                          7,384     1,526      --       --       8,910       6,797       472     --       7,269
Dividend Growth                             496        --      --       --         496         237        --     --         237
International Equity                      3,962     9,030      --       --      12,992       7,124    10,140     --      17,264
High Yield Bond                           4,851        --      --       --       4,851       2,432        --     --       2,432
Bond                                     12,928        --      --       --      12,928      13,862       697     --      14,559
Intermediate Bond                        22,513        --      --      164      22,677      23,971        --     --      23,971
Short Term Bond                          10,846        --      --      234      11,080      11,893        --     --      11,893
U.S. Government Bond                      1,825        --      --       --       1,825       1,998       153     --       2,151
Municipal Bond                                9       437   1,637       --       2,083         160     2,043  1,786       3,989
Intermediate Municipal Bond                  42       492   5,693       --       6,227         748     1,654  6,615       9,017
Ohio Municipal Bond                          54       110   3,641       --       3,805          43       275  4,334       4,652
Michigan Municipal Bond                      10        --   1,547       --       1,557          --        --  1,881       1,881

#     Represents distributions on a cash basis.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis was as follows:

                              Undistributed                   Undistributed   Accumulated                        Total
                                  Tax         Undistributed     Long-Term     Capital and     Unrealized      Accumulated
                                 Exempt         Ordinary         Capital         Other       Appreciation/     Earnings/
Fund                             Income          Income        Gains/(Loss)      Losses     (Depreciation)*    (Deficit)
----                          -------------   -------------   -------------   -----------   ---------------   -----------
Small Cap Growth              $      --       $   5,918        $  22,211      $      (8)    $     26,573      $  54,694
Mid Cap Growth                       --           3,571           30,793             --           77,307        111,671
Quality Growth                       --          13,345           59,738             --           87,455        160,538
Structured Large Cap Plus            --             608              916         (6,509)          16,377         11,392
Equity Index                         --             581               --        (16,606)         247,862        231,837
Balanced                             --             463               --        (40,331)           3,359        (36,509)
Micro Cap Value                      --             359           17,900             --            9,777         28,036
Small Cap Value                      --           1,834            9,714             --            6,890         18,438
Multi Cap Value                      --           4,445           35,183             --           85,377        125,005
Disciplined Large Cap Value          --          10,829           22,169             --          116,734        149,732
LifeModel Aggressive(SM)             --           1,303           13,550             --           38,067         52,920
LifeModel Moderately
   Aggressive(SM)                    --           3,907           20,542             --           57,980         82,429
LifeModel Moderate(SM)               --           5,982           24,354             --           49,945         80,281
LifeModel Moderately
   Conservative(SM)                  --             998            4,759             --            9,550         15,307
LifeModel Conservative(SM)           --             448            1,227             --            1,326          3,001
Strategic Income                     --             262            1,852             --              573          2,687
Dividend Growth                      --              24               --        (13,693)           2,884        (10,785)
Technology                           --              --               --        (38,306)           1,270        (37,036)
International Equity                 --           9,472           30,743        (16,217)         119,623        143,621
High Yield Bond                      --              51               --           (451)          (2,943)        (3,343)
Bond                                 --              80               --         (3,377)          (4,758)        (8,055)
Intermediate Bond                    --              --               --        (40,912)          (3,294)       (44,206)
Short Term Bond                      --              --               --        (23,318)          (2,086)       (25,404)
U.S. Government Bond                 --             271               --           (492)            (466)          (687)
Municipal Bond                       88              -- ^             87             (1)             786            960
Intermediate Municipal Bond           4              --              306             --            1,673          1,983
Ohio Municipal Bond                 233              --              335             --              571          1,139
Michigan Municipal Bond              --              --               --           (370)            (320)          (690)

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses, and return of capital distributions:

As of July 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

                                                              Expiration Year
                            ----------------------------------------------------------------------------------
Fund                         2008      2009       2010       2011       2012       2013      2014       2015       Total
----                        -------   -------   --------   --------   --------   --------   -------   --------   ---------
Structured Large Cap Plus   $    --   $ 5,706   $     --   $     --   $    793   $     --   $    --   $     --   $   6,499
Equity Index                     --        --         --     15,992        606         --        --         --      16,598
Balanced                         --        --         --     40,331         --         --        --         --      40,331
Dividend Growth                  --        --   $ 10,630      3,024         39         --        --         --      13,693
Technology                       --        --      5,367     32,940         --         --        --         --      38,307
High Yield Bond                  --        --         --         --         --         --        --        451         451
Bond Fund                        --        --         --         --         --         --       399      2,126       2,525
Intermediate Bond             3,390       970        313         --      2,968      3,491     6,550     11,880      29,562
Short Term Bond               1,126        --         --         --        734      6,363     9,779      4,709      22,711
U.S. Government Bond             --        --         --         --         --         --       156        236         392
Michigan Municipal Bond          --        --         --         --         --         --        52        273         325

As of July 31, 2007, the following Funds have additional capital loss carryforwards subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                                                     Expiration Year
                                                                      ----------------------------------------
                                                                        2008       2009      2010       2011       Total
                                                                      --------   --------   -------   --------   ---------
International Equity                                                  $    923   $    868   $ 9,116   $  5,305   $  16,212
Intermediate Bond                                                       10,029         --        --         --      10,029

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2007, the fund deferred to August 1, 2007 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                                        Capital
                                                                         Losses
                                                                       --------
        Bond                                                           $    855
        Intermediate Bond                                                 1,330
        Short Term Bond                                                     605
        U.S. Government Bond                                                100
        Michigan Municipal Bond                                              43

During the tax year ended July 31, 2007, the funds utilized capital loss carryforwards in the following amounts:

                                                                 Amount Utilized
                                                                 ---------------
        Quality Growth                                              $  11,051
        Structured Large Cap Plus                                      25,901
        Equity Index                                                   20,954
        Balanced                                                        3,787
        Dividend Growth                                                 1,298
        Technology                                                      7,127
        International Equity                                            9,204
        Short Term Bond                                                   220*
        Intermediate Municipal Bond                                        29
        Ohio Municipal Bond                                               134

        * Indicates capital loss carryover amount expired during the year ended July 31, 2007.

(7) Restricted Securities

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Board of Directors, and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At January 31, 2008, Total Return Bond held the following restricted securities:

                                                                                                              Value as
                                                                   Acquisition   Acquisition                    % of
                                            Security Type             Date          Cost        Fair Value   Net Assets
                                      --------------------------   -----------   -----------   -----------   ----------
Total Return Bond
Attentus CDO, Ltd., Series 2006-2A    Asset-Backed Securities      08/31/2006    $ 5,000,000   $   750,000      0.10%
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1                    Mortgage-Backed Securities   09/16/2005      1,296,694     1,297,818      0.19%
Restructured Assets Certificates,
   Series 2006-9                      Mortgage-Backed Securities   08/10/2006      5,234,953     4,410,000      0.63%
Squared CDO, Ltd., Series 2007-1A     Mortgage-Backed Securities   05/01/2007      3,955,319       200,000      0.03%
                                                                                 $ 5,000,000   $ 6,657,818      0.95%

(8) Concentrations

International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

                                                               Fifth Third Funds
                                        Notes to Financial Statements, continued
                                                    January 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Intermediate Municipal Bond held a significant amount of its investments in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities as of this report date. The Fund is more susceptible to factors adversely affecting issuers of municipal securities from this state than a fund that is not concentrated in these issuers to the same extent.

Ohio Municipal Bond and Michigan Municipal Bond hold a significant portion of their investments in debt obligations issued by each of the States of Ohio and Michigan, respectively, and each state's respective political subdivisions, agencies and public authorities. These funds are more susceptible to factors adversely affecting issuers of municipal securities from these states than a fund that is not concentrated in these issuers to the same extent.

(9) Subsequent Event

Fund Merger--At a special meeting of the Board of Trustees on August 7, 2007, the Trustees approved an Agreement and Plan of Reorganization (the "Plan"), which proposed consolidation of Balanced into Quality Growth whereby Quality Growth would acquire the net assets of Balanced. These Funds filed a combined proxy/prospectus filing with the Securities and Exchange Commission on August 30, 2007, indicating a shareholder meeting to be held on or about November 16, 2007. The Shareholder meeting was adjourned to February 8, 2008, and again to February 22, 2008, at which date a majority of shareholders of Balanced approved the merger and was effected after the close of business. The total net assets of Balanced which were acquired by Quality Growth were $35,333 in thousands as of February 22, 2008.

Fifth Third Funds
Supplemental Information (Unaudited)
--------------------------------------------------------------------------------

                          RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders of the Fifth Third Technology Fund (the "Technology Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Technology Fund to the Fifth Third Mid Cap Growth Fund.

                       Votes
      --------------------------------------
      Affirmative                  2,620,763
      Against                         89,518
      Abstain                        179,827
      Broker non-votes                     0

At a special meeting of shareholders of the Fifth Third Intermediate Bond Fund (the "Intermediate Bond Fund"), a series of the Trust held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Intermediate Bond Fund to the Fifth Third Bond Fund.

                       Votes
      --------------------------------------
      Affirmative                 27,361,756
      Against                        373,776
      Abstain                         17,461
      Broker non-votes                     0

At a special meeting of shareholders of the Fifth Third U.S. Government Bond Fund (the "U.S. Government Bond Fund"), a series of the Trust held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the U.S. Government Bond Fund to the Fifth Third Bond Fund.

                       Votes
      --------------------------------------
      Affirmative                  1,858,650
      Against                        103,918
      Abstain                         12,141
      Broker non-votes                     0

                                                               Fifth Third Funds
                                 Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2007 through January 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                 Account      Account         During             During
                                                                  Value        Value          Period*            Period
                                                                 8/1/07       1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
Small Cap Growth                    Institutional Shares       $ 1,000.00   $   907.20        $  4.89              1.02%
                                    Class A Shares               1,000.00       907.10           6.04              1.27%
                                    Class B Shares               1,000.00       902.60           9.61              2.01%
                                    Class C Shares               1,000.00       902.80           9.61              2.01%

Mid Cap Growth                      Institutional Shares         1,000.00       934.90           5.30              1.09%
                                    Class A Shares               1,000.00       934.70           6.52              1.35%
                                    Class B Shares               1,000.00       933.20          10.20              2.10%
                                    Class C Shares               1,000.00       925.60          10.16              2.10%

Quality Growth                      Institutional Shares         1,000.00     1,022.80           5.44              1.07%
                                    Class A Shares               1,000.00     1,021.60           6.66              1.32%
                                    Class B Shares               1,000.00     1,017.80          10.50              2.07%
                                    Class C Shares               1,000.00     1,017.70          10.50              2.07%

Dividend Growth                     Institutional Shares         1,000.00       999.70           3.67              0.73%
                                    Class A Shares               1,000.00       998.30           4.87              0.98%
                                    Class B Shares               1,000.00       994.60           8.67              1.73%
                                    Class C Shares               1,000.00       994.60           8.67              1.73%

Micro Cap Value                     Institutional Shares         1,000.00       861.50           6.36              1.36%
                                    Class A Shares               1,000.00       860.40           7.48              1.61%
                                    Class B Shares               1,000.00       856.70          10.97              2.35%
                                    Class C Shares               1,000.00       856.70          10.97              2.35%

Small Cap Value                     Institutional Shares         1,000.00       940.60           5.80              1.19%
                                    Class A Shares               1,000.00       939.40           7.02              1.45%
                                    Class B Shares               1,000.00       936.00          10.71              2.20%
                                    Class C Shares               1,000.00       935.90          10.71              2.20%

Alli Cap Value                      Institutional Shares         1,000.00       914.70           5.73              1.19%
                                    Class A Shares               1,000.00       913.70           6.93              1.45%
                                    Class B Shares               1,000.00       910.20          10.56              2.20%
                                    Class C Shares               1,000.00       910.30          10.52              2.19%

Disciplined Large Cap Value         Institutional Shares         1,000.00       944.70           4.94              1.01%
                                    Class A Shares               1,000.00       943.90           6.11              1.26%
                                    Class B Shares               1,000.00       939.90           9.80              2.01%
                                    Class C Shares               1,000.00       940.20           9.80              2.01%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                 Account      Account         During             During
                                                                  Value        Value          Period*            Period
                                                                 8/1/07       1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $ 1,000.00   $   941.00        $  4.49              0.92%
                                        Class A Shares           1,000.00       938.90           5.70              1.17%
                                        Class B Shares           1,000.00       936.20           9.34              1.92%
                                        Class C Shares           1,000.00       935.70           9.29              1.92%

Equity Index                            Institutional Shares     1,000.00       955.90           0.93              0.19%
                                        Class A Shares           1,000.00       954.50           2.11              0.44%
                                        Class B Shares           1,000.00       951.00           5.84              1.19%
                                        Class C Shares           1,000.00       951.00           5.84              1.19%
                                        Select shares            1,000.00       955.40           1.33              0.27%
                                        Preferred Shares         1,000.00       955.10           1.67              0.34%
                                        Trust Shares             1,000.00       954.60           2.16              0.44%

Balanced                                Institutional Shares     1,000.00     1,028.60           4.90              0.96%
                                        Class A Shares           1,000.00     1,027.20           6.11              1.21%
                                        Class B Shares           1,000.00     1,023.60           9.97              1.96%
                                        Class C Shares           1,000.00     1,023.50           9.97              1.96%

International Equity                    Institutional Shares     1,000.00       948.40           6.37              1.30%
                                        Class A Shares           1,000.00       946.40           7.53              1.55%
                                        Class B Shares           1,000.00       943.50          11.24              2.30%
                                        Class C Shares           1,000.00       943.40          11.24              2.30%

Strategic Income                        Institutional Shares     1,000.00     1,013.80           4.86              0.96%
                                        Class A Shares           1,000.00     1,012.60           6.02              1.20%
                                        Class B Shares           1,000.00     1,008.70           9.90              1.96%
                                        Class C Shares           1,000.00     1,008.80           9.90              1.96%

LifeModel Aggressive(SM)                Institutional Shares     1,000.00       960.20           0.39              0.08%
                                        Class A Shares           1,000.00       958.20           1.58              0.33%
                                        Class B Shares           1,000.00       954.70           5.31              1.08%
                                        Class C Shares           1,000.00       953.60           5.30              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares     1,000.00       974.20           0.40              0.08%
                                        Class A Shares           1,000.00       972.80           1.59              0.33%
                                        Class B Shares           1,000.00       968.80           5.34              1.08%
                                        Class C Shares           1,000.00       969.40           5.35              1.08%

LifeModel Moderate(SM)                  Institutional Shares     1,000.00       988.80           0.40              0.08%
                                        Class A Shares           1,000.00       988.20           1.60              0.33%
                                        Class B Shares           1,000.00       984.10           5.39              1.08%
                                        Class C Shares           1,000.00       984.10           5.39              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares     1,000.00       996.10           0.40              0.08%
                                        Class A Shares           1,000.00       994.90           1.60              0.33%
                                        Class B Shares           1,000.00       991.70           5.41              1.08%
                                        Class C Shares           1,000.00       991.70           5.41              1.08%

LifeModel Conservative(SM)              Institutional Shares     1,000.00     1,008.40           0.40              0.08%
                                        Class A Shares           1,000.00     1,007.10           1.61              0.33%
                                        Class B Shares           1,000.00     1,003.90           5.44              1.08%
                                        Class C Shares           1,000.00     1,003.70           5.44              1.08%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               Fifth Third Funds
                                 Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                 Account      Account         During             During
                                                                  Value        Value          Period*            Period
                                                                  8/1/07      1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
High Yield Bond                         Institutional Shares   $ 1,000.00   $ 1,025.60        $  3.77              0.74%
                                        Class A Shares           1,000.00     1,021.80           4.98              1.00%
                                        Class B Shares           1,000.00     1,019.80           8.83              1.74%
                                        Class C Shares           1,000.00     1,020.40           8.84              1.74%

Total Return Bond                       Institutional Shares     1,000.00     1,044.20           3.60              0.70%
                                        Class A Shares           1,000.00     1,042.90           4.83              0.95%
                                        Class B Shares           1,000.00     1,038.70           8.71              1.70%
                                        Class C Shares           1,000.00     1,039.50           8.66              1.69%

Short Term Bond                         Institutional Shares     1,000.00     1,042.90           3.29              0.64%
                                        Class A Shares           1,000.00     1,041.60           4.52              0.89%
                                        Class C Shares           1,000.00     1,037.90           8.40              1.64%

Municipal Bond                          Institutional Shares     1,000.00     1,038.80           3.13              0.61%
                                        Class A Shares           1,000.00     1,037.30           4.35              0.86%
                                        Class B Shares           1,000.00     1,033.50           8.23              1.61%
                                        Class C Shares           1,000.00     1,033.50           8.23              1.61%

Intermediate Municipal Bond             Institutional Shares     1,000.00     1,046.70           3.40              0.66%
                                        Class A Shares           1,000.00     1,045.40           4.63              0.91%
                                        Class B Shares           1,000.00     1,044.50           4.68              0.91%
                                        Class C Shares           1,000.00     1,041.40           8.52              1.66%

Ohio Municipal Bond                     Institutional Shares     1,000.00     1,045.80           4.06              0.79%
                                        Class A Shares           1,000.00     1,044.40           5.29              1.04%
                                        Class B Shares           1,000.00     1,040.50           9.18              1.79%
                                        Class C Shares           1,000.00     1,040.70           9.18              1.79%

Michigan Municipal Bond                 Institutional Shares     1,000.00     1,044.70           3.49              0.68%
                                        Class A Shares           1,000.00     1,043.80           4.21              0.83%
                                        Class B Shares           1,000.00     1,039.50           8.61              1.68%
                                        Class C Shares           1,000.00     1,039.30           8.61              1.68%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                 Account      Account         During             During
                                                                  Value        Value          Period*            Period
                                                                 8/1/07       1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $ 1,000.00   $ 1,020.12        $ 5.21              1.02%
                                        Class A Shares           1,000.00     1,018.90          6.43              1.27%
                                        Class B Shares           1,000.00     1,015.11         10.24              2.01%
                                        Class C Shares           1,000.00     1,015.11         10.24              2.01%

Mid Cap Growth                          Institutional Shares     1,000.00     1,019.76          5.56              1.09%
                                        Class A Shares           1,000.00     1,018.50          6.84              1.35%
                                        Class B Shares           1,000.00     1,014.66         10.69              2.10%
                                        Class C Shares           1,000.00     1,014.66         10.69              2.10%

Quality Growth                          Institutional Shares     1,000.00     1,019.86          5.46              1.07%
                                        Class A Shares           1,000.00     1,018.65          6.68              1.32%
                                        Class B Shares           1,000.00     1,014.81         10.54              2.07%
                                        Class C Shares           1,000.00     1,014.81         10.54              2.07%

Dividend Growth                         Institutional Shares     1,000.00     1,021.58          3.73              0.73%
                                        Class A Shares           1,000.00     1,020.37          4.95              0.98%
                                        Class B Shares           1,000.00     1,016.53          8.82              1.73%
                                        Class C Shares           1,000.00     1,016.53          8.82              1.73%

Micro Cap Value                         Institutional Shares     1,000.00     1,018.40          6.94              1.36%
                                        Class A Shares           1,000.00     1,017.19          8.16              1.61%
                                        Class B Shares           1,000.00     1,013.39         11.96              2.35%
                                        Class C Shares           1,000.00     1,013.39         11.96              2.35%

Small Cap Value                         Institutional Shares     1,000.00     1,019.26          6.07              1.19%
                                        Class A Shares           1,000.00     1,017.99          7.34              1.45%
                                        Class B Shares           1,000.00     1,014.15         11.20              2.20%
                                        Class C Shares           1,000.00     1,014.15         11.20              2.20%

All Cap Value                           Institutional Shares     1,000.00     1,018.89          5.96              1.19%
                                        Class A Shares           1,000.00     1,017.70          7.15              1.45%
                                        Class B Shares           1,000.00     1,013.93         10.94              2.19%
                                        Class C Shares           1,000.00     1,013.88         10.99              2.20%

Disciplined Large Cap Value             Institutional Shares     1,000.00     1,020.17          5.16              1.01%
                                        Class A Shares           1,000.00     1,018.95          6.38              1.26%
                                        Class B Shares           1,000.00     1,015.11         10.24              2.01%
                                        Class C Shares           1,000.00     1,015.11         10.24              2.01%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                Account       Account         During             During
                                                                 Value         Value          Period*            Period
                                                                 8/1/07       1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $ 1,000.00   $ 1,020.62        $ 4.70              0.92%
                                        Class A Shares           1,000.00     1,019.36          5.97              1.17%
                                        Class B Shares           1,000.00     1,015.57          9.78              1.92%
                                        Class C Shares           1,000.00     1,015.62          9.73              1.92%

Equity Index                            Institutional Shares     1,000.00     1,024.18          0.97              0.19%
                                        Class A Shares           1,000.00     1,022.97          2.19              0.44%
                                        Class B Shares           1,000.00     1,019.15          6.04              1.19%
                                        Class C Shares           1,000.00     1,019.15          6.04              1.19%
                                        Select shares            1,000.00     1,023.78          1.37              0.27%
                                        Preferred Shares         1,000.00     1,023.43          1.73              0.34%
                                        Trust Shares             1,000.00     1,022.92          2.24              0.44%

Balanced                                Institutional Shares     1,000.00     1,020.42          4.90              0.96%
                                        Class A Shares           1,000.00     1,019.21          6.12              1.21%
                                        Class B Shares           1,000.00     1,015.37          9.98              1.96%
                                        Class C Shares           1,000.00     1,015.37          9.98              1.96%

International Equity                    Institutional Shares     1,000.00     1,018.70          6.63              1.30%
                                        Class A Shares           1,000.00     1,017.49          7.85              1.55%
                                        Class B Shares           1,000.00     1,013.65         11.71              2.30%
                                        Class C Shares           1,000.00     1,013.65         11.71              2.30%

Strategic Income                        Institutional Shares     1,000.00     1,020.42          4.90              0.96%
                                        Class A Shares           1,000.00     1,019.26          6.07              1.20%
                                        Class B Shares           1,000.00     1,015.37          9.98              1.96%
                                        Class C Shares           1,000.00     1,015.37          9.98              1.96%

LifeModel Aggressive(SM)                Institutional Shares     1,000.00     1,024.87          0.41              0.08%
                                        Class A Shares           1,000.00     1,023.66          1.64              0.33%
                                        Class B Shares           1,000.00     1,019.81          5.51              1.08%
                                        Class C Shares           1,000.00     1,019.81          5.51              1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares     1,000.00     1,024.87          0.41              0.08%
                                        Class A Shares           1,000.00     1,023.66          1.64              0.33%
                                        Class B Shares           1,000.00     1,019.81          5.51              1.08%
                                        Class C Shares           1,000.00     1,019.81          5.51              1.08%

LifeModel Moderate(SM)                  Institutional Shares     1,000.00     1,024.87          0.41              0.08%
                                        Class A Shares           1,000.00     1,023.66          1.64              0.33%
                                        Class B Shares           1,000.00     1,019.81          5.51              1.08%
                                        Class C Shares           1,000.00     1,019.81          5.51              1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares     1,000.00     1,024.87          0.41              0.08%
                                        Class A Shares           1,000.00     1,023.66          1.64              0.33%
                                        Class B Shares           1,000.00     1,019.81          5.51              1.08%
                                        Class C Shares           1,000.00     1,019.81          5.51              1.08%

LifeModel Conservative(SM)              Institutional Shares     1,000.00     1,024.87          0.41              0.08%
                                        Class A Shares           1,000.00     1,023.66          1.64              0.33%
                                        Class B Shares           1,000.00     1,019.81          5.51              1.08%
                                        Class C Shares           1,000.00     1,019.81          5.51              1.08%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

                                                                                              Expense            Expense
                                                                Beginning     Ending           Paid               Ratio
                                                                 Account      Account         During             During
                                                                  Value        Value          Period*            Period
                                                                 8/1/07       1/31/08    8/1/07 - 1/31/08   8/1/07 - 1/31/08
                                                               ----------   ----------   ----------------   ----------------
High Yield Bond                         Institutional Shares   $ 1,000.00   $ 1,021.53        $ 3.78              0.74%
                                        Class A Shares           1,000.00     1,020.32          5.00              1.00%
                                        Class B Shares           1,000.00     1,016.48          8.87              1.74%
                                        Class C Shares           1,000.00     1,016.48          8.87              1.74%

Total Return Bond                       Institutional Shares     1,000.00     1,021.73          3.58              0.70%
                                        Class A Shares           1,000.00     1,020.52          4.80              0.95%
                                        Class B Shares           1,000.00     1,016.68          8.66              1.70%
                                        Class C Shares           1,000.00     1,016.73          8.61              1.69%

Short Term Bond                         Institutional Shares     1,000.00     1,022.04          3.27              0.64%
                                        Class A Shares           1,000.00     1,020.83          4.49              0.89%
                                        Class C Shares           1,000.00     1,016.98          8.36              1.64%

Municipal Bond                          Institutional Shares     1,000.00     1,022.19          3.12              0.61%
                                        Class A Shares           1,000.00     1,020.98          4.34              0.86%
                                        Class B Shares           1,000.00     1,017.14          8.21              1.61%
                                        Class C Shares           1,000.00     1,017.14          8.21              1.61%

Intermediate Municipal Bond             Institutional Shares     1,000.00     1,021.94          3.37              0.66%
                                        Class A Shares           1,000.00     1,020.72          4.60              0.91%
                                        Class B Shares           1,000.00     1,020.67          4.65              0.91%
                                        Class C Shares           1,000.00     1,016.88          8.46              1.66%

Ohio Municipal Bond                     Institutional Shares     1,000.00     1,021.28          4.04              0.79%
                                        Class A Shares           1,000.00     1,020.07          5.26              1.04%
                                        Class B Shares           1,000.00     1,016.23          9.12              1.79%
                                        Class C Shares           1,000.00     1,016.23          9.12              1.79%

Michigan Municipal Bond                 Institutional Shares     1,000.00     1,021.84          3.47              0.68%
                                        Class A Shares           1,000.00     1,021.13          4.19              0.83%
                                        Class B Shares           1,000.00     1,016.78          8.56              1.68%
                                        Class C Shares           1,000.00     1,016.78          8.56              1.68%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

The Board of Trustees of Fifth Third Funds (the "Trust"), at a meeting held on September 12, 2007, formally considered the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Adviser") with respect to all Funds of the Trust, a sub-advisory agreement of FTAM with Morgan Stanley Investment Management Inc. ("MSIM" or the "Sub-Adviser") with respect to the International Equity Fund and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. ("Fort Washington" or, also a "Sub-Adviser") (the "Sub-Advisers" collectively with the Adviser, the "Advisers") with respect to the High Yield Bond Fund (collectively, the "Advisory Agreements").

The Board of Trustees (the "Board" or the "Trustees") reviewed extensive material in connection with their review of the Advisory Agreements, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds of advisory fees, 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. Detailed presentations were also provided by each Sub-Adviser. The Board deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in their analysis of whether the Advisory Agreements should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and FTAM, between FTAM and MSIM, and between FTAM and Fort Washington, as provided in the Advisory Agreements, were fair and reasonable, and that the continuance of the Advisory Agreements, were in the best interests of each Fund of the Trust and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund of the Trust under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of the investment personnel of each Adviser responsible for the day-to-day management of each Fund of the Trust.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Trust. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Trust. The Trustees evaluated the trading practices of each Adviser. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Trust with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was typical of those of investment advisers and sub-advisers to open-end mutual funds generally, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's peer group. In conducting their review of performance, both long- and short-term performance were considered. The Trustees noted that performance varied considerably and they focused their review of performance on those Funds whose performance compared unfavorably with their respective peers (both Lipper and benchmark) over the most recent one-year, three-year and five-year periods. The Trustees noted that the performance of the Micro Cap Value Fund, the Intermediate Bond Fund, the Quality Growth Fund, the Balanced Fund, the Dividend Growth Fund, and the Technology Fund ranked in the bottom third in their respective Lipper and benchmark rankings for at least two of the one-year, three-year, and five-year periods.

Fifth Third Funds
Supplemental Information (Unaudited), continued
--------------------------------------------------------------------------------

The Trustees considered the unique asset class and supply constraints FTAM faced with respect to the Micro Cap Value Fund. The Trustees considered FTAM's strategic considerations with respect to the Intermediate Bond Fund, the Balanced Fund, and the Technology Fund. With respect to the Quality Growth Fund and the Dividend Growth Fund, the Trustees also noted the contractual expense limitation agreements put in place last year.

With respect to the International Equity Fund, the Trustees noted that the Fund had outperformed its benchmark for the year-to-date period and over the past one-year period ended July 31, 2007 and had performed in the top one-third of its peer group for the past three-, five-, and seven-year periods.

With respect to the High Yield Bond Fund of Fort Washington, the Trustees noted that while the Fund had slightly underperformed its benchmark for the one-year period, the Fund focused on the higher quality segments of the high yield bond market.

Based on their review and consideration of FTAM's attempts to address performance issues, the Trustees concluded that the performance of each of the Funds of the Trust was satisfactory or better.

Cost of Services and Profits Realized by FTAM and Its Affiliates

The Trustees considered comparable peer group information with respect to the advisory fees charged by FTAM to each of the Funds of the Trust, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration, accounting, and custody fees received by FTAM. The Trustees also considered the fallout benefits to FTAM of soft dollars, based on presentations to the Board. The Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, transfer agency, and custody services to each Fund of the Trust. The Trustees recognized that such data is not typically audited and therefore represented FTAM's own determination of its revenues, as well as the revenues of its affiliates, from the contractual services provided to the Trust, less expenses of providing such services. Expenses included direct and indirect costs, and were calculated using an allocation methodology developed by FTAM. The Trustees recognized the difficulty in making comparisons of profitability to other investment advisers because comparative information is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. The Trustees also considered the impact that the proposed additional expense limitations would have on FTAM's profitability. Based on their review, the Trustees concluded that the profitability to FTAM under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund of the Trust.

With respect to each Sub-Advisers profitability, the Trustees noted that sub-advisory fees are paid by FTAM, rather than directly from the Trust's assets. The Board also concluded that the these fees were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflected economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees took into account the asset growth in the Trust's assets over the last year. The Trustees noted the expense limitations proposed by FTAM for the International Equity Fund, the Intermediate Municipal Bond Fund and the Quality Growth Fund. The Trustees also considered the expense limitations previously enacted and proposed for extension for the Prime Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, the Institutional Money Market Fund, the Institutional Government Money Market Fund, the U.S. Treasury Money Market Fund, the Structured Large Cap Plus Fund, the Equity Index Fund, the LifeModel Aggressive Fund(SM), the LifeModel Moderately Aggressive Fund(SM), the LifeModel Moderate Fund(SM), the LifeModel Moderately Conservative Fund(SM), the LifeModel Conservative Fund(SM), the High Yield Bond Fund, the Michigan Municipal Bond Fund, the Strategic Income Fund, the All Cap Value Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Disciplined Large Cap Value Fund, the Total Return Bond Fund, the Short Term Bond Fund, the Intermediate Bond Fund, the Municipal Bond Fund, the U.S. Government Bond Fund, the Government Money Market Fund, and the Dividend Growth Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM. The Trustees concluded that the asset levels of the Trust were currently not so large as to warrant formal contractual breakpoints, and that the contractual expense limitations were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

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                                       189

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                                       190

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                                       191

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                                       192

Addresses
---------------------------------------------------------------------------------------
Fifth Third Funds                                  Fifth Third Funds
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202

---------------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant   Fifth Third Asset Management, Inc.
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202

---------------------------------------------------------------------------------------

Sub-Advisor (International Equity)                 Morgan Stanley Investment
                                                      Management Inc.
                                                   1221 Avenue of the Americas
                                                   New York, New York 10020

---------------------------------------------------------------------------------------

Sub-Advisor (High Yield Bond)                      Fort Washington Investment
                                                      Advisors, Inc.
                                                   420 East Fourth Street
                                                   Cincinnati, Ohio 45202

---------------------------------------------------------------------------------------

Distributor                                        FTAM Funds Distributor, Inc.
                                                   1290 Broadway, Suite 1100
                                                   Denver, Colorado 80203

---------------------------------------------------------------------------------------

Custodian, Sub-Accountant and Sub-Administrator    State Street Bank and Trust Company
                                                   801 Pennsylvania Avenue
                                                   Kansas City, Missouri 64105
---------------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent             Boston Financial Data Services, Inc.
                                                   30 Dan Road
                                                   Canton, Massachusetts 02021

---------------------------------------------------------------------------------------

Independent Registered Public Accounting Firm      PricewaterhouseCoopers LLP
                                                   1055 Broadway, 10th Floor
                                                   Kansas City, MO 64105

---------------------------------------------------------------------------------------

                                Fifth Third Funds

FTF1031 013109
1/08                                                                 SAR-STBD-08

[ ]   MONEY MARKET MUTUAL FUNDS
      Semi-Annual Report to Shareholders



      ---------------------------
      January 31, 2008

      FIFTH THIRD FUNDS

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.





This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o    ARE NOT FDIC INSURED
o    HAVE NO BANK GUARANTEE
o    MAY LOSE VALUE

TABLE OF CONTENTS

Economic Outlook and
   Commentary Section .........  1

Manager Commentary ............  3

Schedules of Investments ......  5

Statements of Assets
   and Liabilities ............ 30

Statements of Operations ...... 32

Statements of Changes
   in Net Assets .............. 34

Financial Highlights .......... 38

Notes to Financial Statements . 44

Supplemental Information ...... 50


                                                              OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Volatile markets represented the norm during the second half of 2007 and first month of 2008, seeming to unsettle Fifth Third Funds shareholders and other investors alike.

Among some of the broader market indexes, declines for the six-month period ending January 31, 2008, included:

o    A 4.32% retreat for the S&P 500 Index of large cap stocks.

o    A 5.44% retreat for the S&P 400 Index of mid cap stocks.

o    A 8.00% retreat for the S&P 600 Index of small cap stocks.

o    A 7.52% retreat for the MSCI EAFE Index of international stocks.

Results reflected an attraction to larger, more stable companies as turmoil in the world's financial markets and an economic slowdown in the U.S. fueled distaste for riskier assets. For example, although growth stocks continued to outperform value holdings, the difference narrowed considerably during January. Among international investments, emerging market stocks generally outperformed those from established economies as surging commodity prices benefited raw materials producers - many of which are found in developing countries.

In light of challenging periods such as this, we would remind investors that markets do not follow a one-way path. Losses can - and do - happen, but by keeping focused on the long haul with well-diversified portfolios, individuals are better positioned to capitalize on positive moves in the future.

A number of factors influenced the financial markets during the period, most significantly:

1. The "credit crisis" that grew out of complications in the subprime mortgage industry. As tens of billions of dollars of mortgage securities were essentially deemed worthless, capital markets dried up and central banks around the world scrambled to inject liquidity into the system. Meanwhile, the U.S. housing market collapsed amid falling values and stricter lending requirements.

2. A renewal of the concept of risk. Following four years of Wall Street embracing risk and failing to price risk appropriately, the seizure of the bond markets sent many investors fleeing to safe havens. While large investment banks were forced to write off debt securities and derivatives such as collateralized debt obligations and structured investment vehicles, virtually any bond not issued by the U.S. government was prone to a pronounced fall. Such developments left many high quality, modest risk investments at attractive prices.

3. An economic slowdown in the U.S. that originated in the housing industry and spread to consumers. As consumer confidence drooped, oil prices rose and the unemployment rate jumped higher, the holiday shopping season proved disappointing. Conditions deteriorated to the point that the Federal Reserve, which had already cut its key lending rate 100 basis points during the first five months of the period, slashed an additional 125 basis points in an eight-day period in late January. In addition, leaders in Washington collaborated on a $168 billion economic relief package.

4. Corporate profit growth - outside of the beleaguered financials sector - remained solid, which translated into attractive valuations for equities. Accounting for a portion of the earnings growth was the weakening of the U.S. dollar, which made U.S. products more competitive overseas and boosted the profits of multinational companies.

5. Inflation remained manageable, despite rising oil prices and booming commodity markets driven by strong worldwide demand for raw materials, energy and foodstuffs.

6. Economic growth rates around the world remained solid. Led by expansions in developing markets such as China and India, many countries enjoyed above-average growth rates during 2007. In turn, global equities posted market-leading gains in 2007, although concerns over inflationary pressures and economic slowdowns contributed to a rocky January.

For the bond market, U.S. Treasury issues provided modest gains during the six-month period. Amid the flight to quality, non-government issues suffered significantly - especially mortgage-related debentures - although higher rated bonds tended to endure the slump better than riskier issues. Cash investments saw yields fall as the Federal Reserve trimmed its key lending rate from 5.25% to 3.00%. As long-term interest rates fell less severely, the U.S. Treasury yield curve returned to its natural slope, with short-term issues yielding less than long-term bonds.

Admittedly, the markets have proven precarious during the past six months, yet underlying conditions remain encouraging. Attractive valuations, low interest rates, modest inflation, a healthy global economy and an accommodative Federal Reserve all foster cautiously positive sentiments, not gloom and doom.

The modest dose of optimism, of course, is backed by the high quality philosophy sustained across the family of Fifth Third Funds. Knowing that the stocks and bonds held by our Funds rest on solid fundamentals, I believe we are ideally positioned for the market's recovery, whenever that occurs.

Looking ahead, our expectations on the macro-economic front include:

o    Further cuts in the Federal Reserve's interest rates in the near term.

o U.S. economic growth of 1% to 2% during the first half of 2008, and near 3% during the second half.

o    Continued weakness in the U.S. housing market.

o    Global economic growth around 4% for 2008.

o Respectable profit growth among U.S. corporations with annual earnings per share figures rising about 8%.

o A rebound in the value of the U.S. dollar, although it may initially slip lower in early 2008.

o A restoration of traditional risk-reward profiles in the fixed income market.

The market was filled with turmoil over the past six months as even high quality assets declined in value. But looking ahead, I'm confident that we have built dynamic portfolios to help take advantage of market opportunities in an effort to seek rewards on your behalf.

Thank you for your confidence in Fifth Third Funds.

/s/ Keith Wirtz

Keith Wirtz, CFA
Chief Investment Officer

(1)TERMS AND DEFINITIONS

--------------------------------------------------------------------------------
The Standard & Poor's 500 Stock Index ("S&P 500 Index") is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Standard and Poor's MidCap 400 Index ("S&P 400 Index") is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $1.5 billion to $5.5 billion.

The Standard and Poor's SmallCap 600 Index ("S&P 600 Index") is an index of 600 selected common stocks that tracks U.S. firms with market capitalizations of $300 million to $2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MONEY MARKET FUNDS

For the six-month period ending January 31, 2008, the Fifth Third Money Market Funds experienced steadily declining yields on an absolute basis. The retreating yields were the direct result of an easing monetary policy in which the Federal Reserve's Federal Open Market Committee (FOMC) reduced the Federal Funds target rate five times, moving from 5.25% to 3.00%.

The period was marred by difficult financial and economic conditions. The significant stress experienced throughout the financial sector diminished capital market liquidity and ultimately led to the monetary policy change. Acting decisively and aggressively, the FOMC and Fed Chairman Ben Bernanke recognized that downside risks to economic growth lingered, due to the threat of further weakness in the housing and labor markets. Overall market volatility increased due to speculation over the future course of monetary policy and rate adjustments, which remain dependent upon economic data.

The Funds maintained a longer duration+ strategy during the period, selectively executing floating and fixed extension trades aimed at capturing additional yield opportunities. This approach positioned the Funds appropriately within the rate-cutting environment. The taxable Money Market Funds continued to heavily utilize more traditional, liquid money market securities, such as commercial paper, U.S. Government agency discount notes and repurchase agreements, particularly in the Fifth Third Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. The Funds benefited from active duration+ management and higher yielding rate resets on the floating interest rate securities. Furthermore, the resulting liquidity allowed the Funds to readily cope with volatile cash flows during this uncertain time.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative orientation with continued emphasis on high quality security selection to achieve the principal preservation objective. The Funds generally avoided many of the problem security structures, such as Collateralized Debt Obligations (CDOs), Structured Investment Vehicles (SIVs) and securities tied to subprime mortgages.

Municipal money markets generally contended with pressures related to downgrades of monoline insurers, which back lower quality municipal bonds. Meanwhile, assets grew as investors sought the safety of money market funds amid significant market volatility.

Municipal and Michigan Municipal Money Market funds were both managed conservatively, with about 80% of holdings consisting of weekly and daily floater programs, most of which were backed by letters of credit. The balance of the Fund holdings generally consisted of commercial paper, notes and bonds that have a final maturity within 397 days. To capture slightly higher yields, the Funds sought smaller high quality issues, which are subject to modest demand, although supply for Michigan-specific issues was tight.

+    Duration is the weighted average maturity of a bond's cash flows.

MATURITY COMPOSITION AS OF JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

Weighted Average Maturity(#)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      DAYS            DAYS
                                  AS OF 7/31/07   AS OF 1/31/08
--------------------------------------------------------------------------------
   Fifth Third Prime                   35              47
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Institutional           38              47
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Institutional           43              52
   Government Money
   Market
--------------------------------------------------------------------------------
   Fifth Third U.S. Treasury           19              30
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Michigan                14              19
   Municipal Money
   Market
--------------------------------------------------------------------------------
   Fifth Third Municipal               12              19
   Money Market
--------------------------------------------------------------------------------

(#)  Portfolio composition is subject to change.


INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

An investment in any of the funds is not insured or guaranteed by the FDIC or any government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1The Fifth Third Michigan Municipal Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax. Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MONEY MARKET MATURITY SCHEDULES
--------------------------------------------------------------------------------
as a percentage of value of investments

                                                                       INSTITUTIONAL                     MICHIGAN
                                          PRIME       INSTITUTIONAL     GOVERNMENT     U.S. TREASURY     MUNICIPAL       MUNICIPAL
                                          MONEY           MONEY            MONEY           MONEY           MONEY           MONEY
                                         MARKET          MARKET           MARKET          MARKET          MARKET          MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Less than 8 Days                           4.2%            3.3%            1.8%            2.6%           26.2%           23.5%
------------------------------------------------------------------------------------------------------------------------------------

  8 to 14 Days                               0.5%            0.9%            0.4%            0.0%            0.0%            0.0%
------------------------------------------------------------------------------------------------------------------------------------

  15 to 30 Days                             10.8%            4.8%            6.3%            1.1%            5.2%            5.0%
------------------------------------------------------------------------------------------------------------------------------------

  31 to 180 Days                            49.4%           54.6%           61.7%           48.8%           22.8%           30.5%
------------------------------------------------------------------------------------------------------------------------------------

  181 to 365 Days                           35.1%           36.4%           29.8%           47.5%           45.8%           41.0%
------------------------------------------------------------------------------------------------------------------------------------

  366 to 397 Days                            0.0%            0.0%            0.0%            0.0%            0.0%            0.0%

------------------------------------------------------------------------------------------------------------------------------------

                                                              PRIME MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
CORPORATE BONDS (19.0%)
COMMERCIAL BANKS-CENTRAL U.S. (1.3%)
US Bank NA, Series BKNT, 4.13%,
   3/17/08                                           $    10,000    $      9,986
US Bank NA, Series BKNT, 4.40%,
   8/15/08                                                 8,310           8,281
                                                                    ------------
                                                                          18,267
                                                                    ------------

COMMERCIAL BANKS NON-U.S. (a)(d) (1.0%)
BNP Paribas, 4.08%, 5/13/08                               15,000          15,000
                                                                    ------------

COSMETICS & TOILETRIES (1.0%)
Procter & Gamble Co., 3.50%,
   12/15/08 **                                            15,000          15,063
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
General Electric Capital Corp.,
   Series A, 4.00%, 2/22/08 (a)(d)                         5,000           5,000
General Electric Capital Corp.,
   4.13%, 3/4/08                                          21,475          21,455
General Electric Capital Corp.,
   Series A, 3.60%, 10/15/08                               5,000           4,966
                                                                    ------------
                                                                          31,421
                                                                    ------------

FIDUCIARY BANKS (0.3%)
Bank of New York Mellon Corp. (The),
   3.75%, 2/15/08                                          5,000           4,997
                                                                    ------------

FINANCE-CONSUMER LOANS (0.7%)
HSBC Finance Corp., Series EXL,
   4.55%, 2/6/08 (a)(d)                                   10,000          10,000
                                                                    ------------

FINANCE-INVESTMENT BANKER/BROKER (5.4%)
Bear Stearns Cos., Inc. (The), 4.64%,
   2/5/08 (a)(d)                                          20,000          20,000
Bear Stearns Cos., Inc. (The), 3.46%,
   4/29/08 (a)(d)                                         10,000          10,002
Citigroup, Inc., 3.50%, 2/1/08                            10,000          10,000
Credit Suisse USA, Inc., 3.88%,
   1/15/09                                                 5,819           5,852
JPMorgan Chase & Co., 4.00%, 2/1/08                        5,000           5,000
Merrill Lynch & Co., Inc., 4.13%,
   2/19/08 (a)(d)                                          8,000           8,000
Merrill Lynch & Co., Inc., Series B,
   3.70%, 4/21/08                                          1,130           1,126
Morgan Stanley, 4.65%, 2/4/08 (a)(d)                      15,000          15,000
Morgan Stanley, 3.63%, 4/1/08                              4,740           4,727
                                                                    ------------
                                                                          79,707
                                                                    ------------

INTEGRATED OIL & GAS (1.5%)
BP Capital Markets PLC, 5.07%,
   3/11/08 (a) (d)                                        15,000          15,000
Texaco Capital, Inc., 5.50%, 1/15/09                       7,500           7,682
                                                                    ------------
                                                                          22,682
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
CORPORATE BONDS, CONTINUED
RETAIL (0.4%)
Wal-Mart Stores, Inc., 3.38%, 10/1/08                $     5,300    $      5,259
                                                                    ------------

SPECIAL PURPOSE ENTITY (a)(d) (0.8%)
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 4.45%, 3/15/08,
   (LOC: Dexia), (Callable 3/15/08 @ 100)                 12,000          12,000
                                                                    ------------

SUPER-REGIONAL BANKS-U.S. (4.5%)
Bank One Corp., 6.00%, 8/1/08                             13,534          13,601
SunTrust Banks, Inc., 4.00%, 10/15/08                      6,190           6,198
Wells Fargo & Co., Series 1, 4.46%,
   2/11/08 (a)(d)                                          6,000           6,000
Wells Fargo & Co., 4.32%,
   2/15/08 (a)(d)                                         25,000          25,000
Wells Fargo & Co., 4.00%, 8/15/08                          6,300           6,293
Wachovia Bank NA, Series BKNT, 3.12%,
   4/2/08 (a) (d)                                          5,000           4,977
Wachovia Bank NA, Series BKNT, 4.67%,
   4/3/08 (a) (d)                                          4,000           4,003
                                                                    ------------
                                                                          66,072
                                                                    ------------

TOTAL CORPORATE BONDS                                                    280,468
                                                                    ------------

U.S. GOVERNMENT AGENCIES (3.5%)
FEDERAL FARM CREDIT BANK (0.3%)
3.15%, 2/28/08 (a)(d)                                      3,500           3,500
2.82%, 5/15/08                                             1,000             993
                                                                    ------------
                                                                           4,493
                                                                    ------------

FEDERAL HOME LOAN BANK (3.2%)
5.25%, 2/1/08                                              3,000           3,000
5.25%, 2/5/08                                              2,000           2,000
4.85%, 2/6/08                                                820             820
4.63%, 2/8/08                                              1,215           1,215
3.38%, 2/15/08                                             5,590           5,586
4.13%, 2/15/08                                             1,000             999
4.50%, 2/15/08                                               500             500
4.81%, 2/20/08 (a)(d)                                      8,000           8,000
4.93%, 2/20/08 **                                          2,000           1,995
5.13%, 2/26/08                                             1,000           1,000
5.13%, 2/28/08                                             1,000           1,000
4.88%, 3/5/08                                                540             540
2.75%, 3/14/08                                             4,450           4,438
4.57%, 4/1/08 (a)(d)                                       2,000           2,000
4.43%, 4/7/08                                              1,100           1,096
4.60%, 4/11/08                                             1,955           1,953
4.13%, 4/18/08                                             2,900           2,894
5.13%, 5/14/08                                               570             570
4.00%, 5/15/08                                               500             499
3.25%, 6/12/08                                             1,000             994
4.10%, 6/13/08                                               810             807
3.00%, 7/9/08                                              1,500           1,488
3.38%, 7/21/08                                             1,000             993
5.13%, 7/23/08                                               550             550


                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
3.88%, 8/22/08                                       $       790    $        786
4.65%, 8/22/08                                               781             779
                                                                    ------------
                                                                          46,502
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES                                            50,995
                                                                    ------------

CERTIFICATES OF DEPOSIT (6.5%)
COMMERCIAL BANKS-CENTRAL U.S. (1.4%)
Bank of Montreal, 5.07%, 2/26/08                          20,000          20,000
                                                                    ------------

COMMERCIAL BANKS-EASTERN U.S. (4.1%)
Canadian Imperial Bank, 4.65%, 4/30/08                    10,000           9,999
Citibank New York, 4.88%, 2/11/08                         10,000          10,000
Citibank New York, 5.15%, 2/29/08                         10,000           9,999
State Street Bank & Trust Co., 4.78%,
   2/15/08                                                20,000          20,000
UBS AG Stamford Branch, 5.20%, 2/4/08                     10,000          10,000
                                                                    ------------
                                                                          59,998
                                                                    ------------

COMMERCIAL BANKS-SOUTHERN U.S. (1.0%)
Branch Banking & Trust Co., 5.35%,
   4/23/08                                                15,000          15,000
                                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT                                             94,998
                                                                    ------------

COMMERCIAL PAPER (36.0%)
ASSET-BACKED (3.2%)
Old Line Funding LLC, 3.70%, 2/6/08 (b)                   12,586          12,580
Old Line Funding LLC, 4.10%,
   2/15/08 (b)                                            20,000          19,968
Windmill Funding Corp., 4.25%,
   2/6/08 (b)                                             15,000          14,991
                                                                    ------------
                                                                          47,539
                                                                    ------------

BEVERAGES-NON ALCOHOLIC ** (1.0%)
Coca-Cola Co. (The), 4.46%, 2/25/08                       15,000          14,956
                                                                    ------------

COMMERCIAL BANKS NON-U.S. ** (3.9%)
Bank of Nova Scotia, 4.89%, 3/7/08                        15,000          14,929
Barclays PLC, 5.12%, 2/11/08                               8,000           7,988
Barclays PLC, 4.76%, 2/29/08                              10,000           9,963
Barclays PLC, 4.49%, 5/5/08                               15,000          14,824
Toronto Dominion Bank (The), 4.92%,
   2/26/08 (b)                                            10,000           9,966
                                                                    ------------
                                                                          57,670
                                                                    ------------


DIVERSIFIED FINANCIAL SERVICES ** (2.0%)
General Electric Capital Corp.,
   4.35%, 3/24/08                                         15,000          14,906
General Electric Capital Corp.,
   4.24%, 4/8/08                                          15,000          14,881
                                                                    ------------
                                                                          29,787
                                                                    ------------


                                    Continued

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
COMMERCIAL PAPER, CONTINUED
FIDUCIARY BANKS ** (1.0%)
State Street Corp., 4.29%, 3/26/08                   $    15,000    $     14,904
                                                                    ------------

FINANCE-AUTO LOANS ** (5.2%)
American Honda Finance Corp., 4.29%,
   2/28/08                                                17,000          16,945
Toyota Motor Credit Co., 4.74%,
   2/22/08                                                10,000           9,972
Toyota Motor Credit Co., 4.54%,
   3/14/08                                                15,000          14,921
Toyota Motor Credit Co., 4.66%,
   3/27/08                                                10,000           9,929
Toyota Motor Credit Co., 4.58%,
   4/9/08                                                  5,000           4,957
Toyota Motor Credit Co., 4.53%,
   4/25/08                                                10,000           9,894
Toyota Motor Credit Co., 4.32%,
   6/25/08                                                10,000           9,826
                                                                    ------------
                                                                          76,444
                                                                    ------------

FINANCE-INVESTMENT BANKER/BROKER ** (2.7%)
BNP Paribas Financial, Inc., 3.66%,
   6/23/08                                                15,000          14,782
Goldman Sachs Group, Inc. (The),
   4.75%, 2/12/08                                         10,000           9,985
JPMorgan Chase & Co., 3.50%,
   4/22/08                                                15,000          14,882
                                                                    ------------
                                                                          39,649
                                                                    ------------

INTEGRATED OIL & GAS ** (3.8%)
BP Capital Markets PLC, 4.49%,
   3/27/08 (b)                                            10,000           9,932
BP Capital Markets PLC, 4.47%,
   4/10/08                                                10,000           9,914
Shell International Finance BV,
   3.40%, 2/5/08 (b)                                      21,000          20,992
Total FINA Elf SA, 4.10%, 3/31/08                         15,000          14,899
                                                                    ------------
                                                                          55,737
                                                                    ------------

MONEY CENTER BANKS ** (5.4%)
Deutsche Bank Financial LLC, 3.13%,
   2/1/08                                                 25,000          25,000
Deutsche Bank Financial LLC, 3.09%,
   2/29/08                                                10,000           9,976
Deutsche Bank Financial LLC, 4.79%,
   3/12/08                                                15,000          14,920
Deutsche Bank Financial LLC, 3.77%,
   4/21/08                                                15,000          14,874
UBS Financial, 4.12%, 5/12/08                             15,000          14,827
                                                                    ------------
                                                                          79,597
                                                                    ------------
REGIONAL AUTHORITY (0.7%)
Michigan State Multifamily Housing
   Project, 4.85%, 10/28/08                               10,000          10,000
                                                                    ------------


                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
COMMERCIAL PAPER, CONTINUED
SPECIAL PURPOSE BANKS ** (2.3%)
Dexia Delaware LLC, 4.87%, 3/19/08                   $    18,505    $     18,387
Dexia Delaware LLC, 4.50%, 3/31/08                        15,000          14,890
                                                                    ------------
                                                                          33,277
                                                                    ------------

SPECIAL PURPOSE ENTITY ** (3.8%)
AIG Funding, Inc., 3.93%, 6/23/08                         10,000           9,844
Nestle Capital Corp., 4.48%,
   5/22/08                                                 5,000           4,931
Procter & Gamble International
   Funding, 4.50%, 2/20/08 (b)                             5,000           4,988
Societe Generale, 5.12%, 3/10/08                          10,000           9,946
Societe Generale, 4.76%, 4/4/08                           10,000           9,917
Societe Generale, 3.85%, 4/15/08                          15,000          14,881
                                                                    ------------
                                                                          54,507
                                                                    ------------

SUPER-REGIONAL BANKS-U.S.** (1.0%)
Wells Fargo & Co., 3.17%, 3/18/08                         15,000          14,939
                                                                    ------------

TOTAL COMMERCIAL PAPER                                                   529,006
                                                                    ------------

DEMAND NOTES (11.3%)
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Harry W. Albright JR, Series 1996,
   3.36%, 2/7/08,
   (LOC: Bank of America) (a)(d)                           5,485           5,485
Woods Group, Series 2007-A, 3.31%,
   9/1/32, (LOC: Regions Bank) (a)(b)                      4,000           4,000
                                                                    ------------
                                                                           9,485
                                                                    ------------

FINANCE-OTHER SERVICES (0.6%)
Lexington Financial Services LLC,
   Series 2001, 3.35%, 2/7/08,
   (LOC: Bank of America) (a)(d)                           8,200           8,200
                                                                    ------------

FINANCIAL (0.9%)
Cornerstone Funding Corp., Series
   2001, 3.23%, 12/1/11,
   (LOC: Suntrust) (a)                                     7,625           7,625
Cornerstone Funding Corp., Series
   2003-A, 3.23%, 7/1/25,
   (LOC: National City) (a)                                5,497           5,497
                                                                    ------------
                                                                          13,122
                                                                    ------------

SPECIAL PURPOSE ENTITY (a)(d) (9.2%)
Beavercreek Enterprises, Series 2000,
   3.69%, 2/6/08, (LOC: National City)                     3,925           3,925
Buckeye Corrugated, Inc., Series
   1997, 3.35%, 2/7/08,
   (LOC: Keybank) (b)                                      4,475           4,475
Bybee Foods LLC Taxable Adjustable
   Rate Notes, Series 2006, 3.35%,
   2/7/08, (LOC: Keybank)                                  1,600           1,600
Capital One Funding Corp., Series
   1996-H, 3.35%, 2/7/08, (LOC: JP
   Morgan) (b)                                               725             725
Capital One Funding Corp., Series
   1997-D, 3.35%, 2/7/08,
   (LOC: JP Morgan) (b)                                      609             609


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Capital One Funding Corp., Series
   1999-D, 3.35%, 2/7/08,
   (LOC: JP Morgan)                                  $     1,080    $      1,080
Capital One Funding Corp., Series
   2001-C, 3.35%, 2/7/08,
   (LOC: JP Morgan)                                        2,208           2,208
Central Michigan Inns, 3.33%, 2/7/08,
   (LOC: Wachovia)                                           960             960
CHF - Elon LLC, Series 2005, 3.30%,
   2/7/08, (LOC: Regions Bank) (b)                        19,985          19,985
Clare at Water Tower (The), Series
   2005, 3.30%, 2/7/08,
   (LOC: Bank of America)                                 12,500          12,500
Erickson Foundation, Inc. (The),
   3.30%, 2/8/08, (LOC: FHLB)                             15,000          15,000
Fort Bend Church (The), 3.33%,
   2/7/08, (LOC: Regions Bank)                             2,000           2,000
HWP Co., Ltd., 3.69%, 2/7/08,
   (LOC: National City) (b)                                4,005           4,005
Iowa 80 Group, Inc., 5.23%, 3/1/08,
   (LOC: Wells Fargo)                                      3,415           3,415
Jackson 2000 LLC, Series 1999, 3.35%,
   2/7/08, (LOC: Keybank)                                  8,600           8,600
Jefferson Land Development, Ltd.,
   Series 1997, 3.74%, 2/7/08,
   (LOC: National City) (b)                                1,000           1,000
Landmark Medical LLC, Series 2000,
   3.56%, 2/7/08, (LOC: JP Morgan)                         6,780           6,780
Lincoln Hills Development Corp.,
   Series 2004, 3.31%, 2/7/08,
   (LOC: Regions Bank)                                     3,340           3,340
Mount Carmel East Professional Office
   Building III LP, Series 1994, 3.69%,
   2/7/08, (LOC: National City) (b)                        1,330           1,330
New Belgium Brewing Co., Inc., Series
   2000, 3.42%, 2/7/08,
   (LOC: Wells Fargo)                                      2,385           2,385
PCI Paper Conversions, Inc., Series
   2000, 3.35%, 2/7/08,
   (LOC: Keybank)                                          1,185           1,185
Pittsburgh Technical Institute,
   Series 1999, 3.69%, 2/7/08,
   (LOC: National City)                                    8,915           8,915
Royal Town Center LLC, Series 1997,
   3.35%, 2/7/08, (LOC: FHLB) (b)                          5,095           5,095
SDK Cameron LLC, Series 2005, 3.45%,
   2/7/08, (LOC: Comerica) (b)                             3,090           3,090
Secor Realty, Inc., 3.69%, 2/7/08,
   (LOC: National City)                                    6,880           6,880
SGS Tool Co., Series 1999, 3.63%,
   2/7/08, (LOC: JP Morgan)                                3,025           3,025
St Andrew United Methodist Church,
   Series 2004, 3.30%, 2/7/08,
   (LOC: Wachovia)                                        11,135          11,135
Zeigler Realty LLC, Series 1996,
   3.68%, 2/7/08, (LOC: National City)                       685             685
                                                                    ------------
                                                                         135,932
                                                                    ------------

TOTAL DEMAND NOTES                                                       166,739
                                                                    ------------


                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES (a)(d) (11.2%)
ALABAMA (0.5%)
Albertville Industrial Development
   Board, 3.31%, 2/7/08,
   (LOC: Regions Bank)                               $     7,530    $      7,530
                                                                    ------------

ALASKA (0.2%)
Four Dam Pool Power Agency,
   Series B, 3.28%, 2/7/08,
   (LOC: Dexia Credit Local)                               3,280           3,280
                                                                    ------------

CALIFORNIA (2.7%)
County of Sacramento, 3.30%, 2/6/08,
   (LOC: Bayerische Landesbank)                           32,430          32,430
County of Riverside, CP, 3.30%,
   2/6/08, (LOC: State Street B&T Co.)                     6,500           6,500
                                                                    ------------
                                                                          38,930
                                                                    ------------

COLORADO (b) (0.1%)
Pueblo Housing Authority, 3.42%,
   2/7/08, (LOC: Wells Fargo Bank NA)                      1,620           1,620
                                                                    ------------

DELAWARE (0.3%)
Revenue Bond Certificate Series Trust
   Various States, 3.46%, 2/7/08,
   (LOC: AIG) (b)                                          3,635           3,635
                                                                    ------------

FLORIDA (0.7%)
County of Washington, Series B,
   3.31%, 2/7/08, (LOC: SunTrust Bank)                     2,800           2,800
Florida Development Finance Corp.,
   Concrete Investments, 3.31%, 2/7/08,
   (LOC: Amsouth Bank) (b)                                 7,200           7,200
                                                                    ------------
                                                                          10,000
                                                                    ------------

GEORGIA (1.1%)
Columbus Development Authority,
   Litho-Krome Project, 3.29%, 2/7/08,
   (LOC: Bank of America NA)                              10,125          10,125
Mc Duffie County Development
   Authority, Thomson Plastics Inc.,
   3.31%, 2/7/08, (LOC: Regions Bank)                      6,505           6,505
                                                                    ------------
                                                                          16,630
                                                                    ------------

ILLINOIS (0.4%)
Finance Authority, Franciscan
   Communities, Series B, 3.30%, 2/7/08,
   (LOC: LaSalle Bank NA)                                  5,955           5,955
                                                                    ------------

IOWA (0.4%)
Dallas County Industrial Development,
   Sioux City Brick and Tile, 3.56%,
   2/7/08, (LOC: Firstar Bank NA)                          6,305           6,305
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MISSISSIPPI (0.2%)
Mississippi Business Finance Corp.,
   Gulfport LLC, Series B, 3.33%,
   2/7/08, (LOC: Wachovia Bank NA)                   $     2,095    $      2,095
                                                                    ------------

NEBRASKA (0.3%)
City of Omaha, Riverfront
   Development, AMBAC, 6.25%, 2/6/08,
   (LOC: Dexia)                                            5,000           5,000
                                                                    ------------

NEW YORK (0.8%)
New York City Housing Development
   Corp., Multi-Family Housing, Series
   A, 3.30%, 2/6/08, (LOC: Bayerische
   Landesbank                                             12,085          12,085
                                                                    ------------

NORTH CAROLINA (0.9%)
Roman Catholic Diocese of Raleigh,
   Series A, 3.31%, 2/7/08,
   (LOC: Bank of America NA)                              13,495          13,495
                                                                    ------------

OHIO (0.9%)
Cleveland-Cuyahoga County Port
   Authority, 3.30%, 2/7/08,
   (LOC: Keybank NA)                                      12,700          12,700
                                                                    ------------

PENNSYLVANIA (0.2%)
Allegheny County Industrial
   Development Authority, 3.69%, 2/7/08,
   (LOC: National City Bank PA)                            2,330           2,330
                                                                    ------------

TEXAS (0.3%)
Brazos Higher Education Authority,
   Series 2007 A6, Guaranteed Student
   Loans, 3.38%, 2/7/08, (LOC: Depfa)                      5,000           5,000
                                                                    ------------

UTAH (0.1%)
Housing Corp., Multi-Family Housing,
   3.46%, 2/7/08, (LOC: AIG)                               2,061           2,061
                                                                    ------------

WASHINGTON (1.1%)
State Housing Finance Commission,
   Eaglepointe Apartments, 3.46%,
   2/7/08, (LOC: AIG)                                      1,610           1,610
State Housing Finance Commission,
   Monticello Park Project, 3.47%,
   2/7/08, (LOC: FNMA)                                     3,710           3,710
State Housing Finance Commission,
   Skyline At First, 3.30%, 2/7/08,
   (LOC: Bank of America NA)                              11,100          11,100
                                                                    ------------
                                                                          16,420
                                                                    ------------

TOTAL MUNICIPAL DEMAND NOTES                                             165,071
                                                                    ------------


                                    Continued

                                                             PRIME MONEY MARKET
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                   JANUARY 31, 2008 (UNAUDITED)
                                          (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
-------------------------------------------------------------------------------


                                                        SHARES          VALUE
                                                     -----------    ------------
MONEY MARKETS (c) (5.1%)
AIM STIT Liquid Assets Portfolio                      31,333,765   $     31,334
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund                     43,635,898         43,636
                                                                   ------------

TOTAL MONEY MARKETS                                                      74,970
                                                                   ------------

                                                      PRINCIPAL
                                                        AMOUNT
                                                     -----------
REPURCHASE AGREEMENTS (7.6%)
Deutsche Bank, 2.85%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $100,008, Collateralized by various U.S.
   Government Agency Securities,
   0.00%-6.00%, 2/2/08-11/15/26,
   value $101,243)                                   $   100,000        100,000
UBS Investment Bank, 2.82%, dated
   1/31/08, due 2/1/08, (Proceeds at
   maturity, $11,109, Collateralized by
   various U.S. Government Agency
   Securities, 3.10%, 1/2/09,
   value $11,332)                                         11,106         11,106
                                                                   ------------

TOTAL REPURCHASE AGREEMENTS                                             111,106
                                                                   ------------

TOTAL INVESTMENTS (COST $1,473,353)+ - 100.2%                         1,473,353

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                           (2,613)
                                                                   ------------

NET ASSETS - 100.0%                                                $  1,470,740
                                                                   ============


                                    Continued



NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity Date is next rate reset date.

The following abbreviations are used in the Schedule of Investments:
AMBAC - American Municipal Bond Assurance Corp.
CP - Certificate of Participation
FNMA - Federal National Mortgage Association
LOC - Letter of Credit


                       See notes to financial statements.

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
CORPORATE BONDS (16.3%)
COMMERCIAL BANKS-CENTRAL U.S. (1.1%)
M&I Marshall & Ilsley Bank, Series
   BKNT, 3.80%, 2/8/08                               $     6,385    $      6,383
M&I Marshall & Ilsley Bank, Series
   BK, 3.35%, 2/25/08                                      5,000           4,992
US Bank NA, Series BKNT, 4.13%,
   3/17/08                                                10,000           9,986
US Bank NA, Series BKNT, 4.40%,
   8/15/08                                                12,957          12,936
                                                                    ------------
                                                                          34,297
                                                                    ------------

COMMERCIAL BANKS-EASTERN U.S. (a) (d) (0.3%)
Barclays Bank PLC, 4.04%, 2/19/08                          7,600           7,598
                                                                    ------------

COMMERCIAL BANKS NON-U.S. (a) (d) (0.8%)
BNP Paribas, 4.08%, 5/13/08                               25,000          25,000
                                                                    ------------

COSMETICS & TOILETRIES (0.8%)
Procter & Gamble Co., 3.50%, 12/15/08                     25,000          25,106
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
American Express Credit Corp., Series
   B, 4.64%, 3/5/08 (a) (d)                               11,150          11,150
General Electric Capital Corp.,
   4.42%, 2/11/08 (a) (d)                                  6,000           6,000
General Electric Capital Corp.,
   Series A, 4.96%, 2/19/08 (a) (d)                       10,000           9,996
General Electric Capital Corp.,
   Series A, 4.00%, 2/22/08 (a) (d)                        5,000           5,000
General Electric Capital Corp.,
   4.13%, 3/4/08                                          25,000          24,981
General Electric Capital Corp.,
   3.50%, 5/1/08                                           3,750           3,732
General Electric Capital Corp.,
   Series A, 3.60%, 10/15/08                              11,000          10,925
                                                                    ------------
                                                                          71,784
                                                                    ------------

FIDUCIARY BANKS (0.4%)
Bank of New York Mellon Corp. (The),
   3.75%, 2/15/08                                          6,000           5,996
Bank of New York Mellon Corp. (The),
   4.97%, 3/17/08 (a) (d)                                  5,800           5,797
                                                                    ------------
                                                                          11,793
                                                                    ------------

FINANCE-CONSUMER LOANS (0.6%)
HSBC Finance Corp., Series EXL,
   4.55%, 2/6/08 (a) (d)                                  15,000          15,000
HSBC Finance Corp., 4.13%, 3/11/08                         5,000           4,993
                                                                    ------------
                                                                          19,993
                                                                    ------------

FINANCE-INVESTMENT BANKER/BROKER (a) (d) (4.8%)
Bear Stearns Cos., Inc. (The), 4.64%,
   3/5/08 (a) (d)                                         16,000          16,000


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
CORPORATE BONDS, CONTINUED
FINANCE-INVESTMENT BANKER/BROKER, CONTINUED
Bear Stearns Cos., Inc. (The), 3.46%,
   4/29/08 (a) (d)                                   $    30,000    $     30,009
Citigroup, Inc., 3.50%, 2/1/08                            23,000          23,000
Credit Suisse USA, Inc., Series 1,
   5.23%, 3/3/08 (a) (d)                                  27,000          26,806
Credit Suisse USA, Inc., 3.88%,
   1/15/09                                                13,000          13,074
JPMorgan Chase & Co., 4.00%, 2/1/08                        7,000           7,000
Merrill Lynch & Co., Inc., 4.13%,
   2/19/08 (a) (d)                                        18,000          18,000
Merrill Lynch & Co., Inc., Series B,
   3.70%, 4/21/08                                         10,000           9,954
Morgan Stanley, 5.20%, 3/7/08 (a) (d)                      5,000           4,999
                                                                    ------------
                                                                         148,842
                                                                    ------------

INTEGRATED OIL & GAS (1.4%)
BP Capital Markets PLC, 5.07%,
   3/11/08 (a) (d)                                        35,000          35,000
Texaco Capital, Inc., 5.50%, 1/15/09                       9,865          10,100
                                                                    ------------
                                                                          45,100
                                                                    ------------

RETAIL (0.5%)
Wal-Mart Stores, Inc., 3.38%, 10/1/08                     15,000          14,881
                                                                    ------------

SPECIAL PURPOSE ENTITY (0.6%)
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 4.45%, 3/15/08, (LOC:
   Dexia), (Callable 3/15/08 @ 100)                       20,000          20,000
                                                                    ------------

S&L/THRIFTS-WESTERN U.S. (0.5%)
World Savings Bank FSB, 4.13%, 3/10/08                    15,625          15,605
                                                                    ------------

SUPER-REGIONAL BANKS-U.S. (2.2%)
Bank One Corp., 6.00%, 8/1/08                             19,000          19,096
SunTrust Banks, Inc., 4.00%, 10/15/08                      8,000           8,010
Wachovia Bank NA, Series BKNT, 3.12%,
   4/2/08 (a) (d)                                         15,000          14,932
Wachovia Bank NA, Series BKNT, 3.40%,
   4/25/08 (a) (d)                                        10,000           9,993
Wachovia Bank NA, Series BKNT, 4.38%,
   8/15/08                                                 8,082           8,054
Wachovia Corp., 3.50%, 8/15/08                             4,000           3,964
Wells Fargo & Co., 4.00%, 8/15/08                          5,000           4,974
                                                                    ------------
                                                                          69,023
                                                                    ------------

TOTAL CORPORATE BONDS                                                    509,022
                                                                    ------------

MORTGAGE-BACKED SECURITIES (a) (d) (0.2%)
CMBS OTHER (0.2%)
Freddie Mac, 5.01%, 2/6/08                                 7,632           7,632
                                                                    ------------

TOTAL MORTGAGE-BACKED SECURITIES                                           7,632
                                                                    ------------


                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
U.S. GOVERNMENT AGENCIES (1.3%)
FANNIE MAE ** (0.7%)
   3.45%, 4/1/08                                     $    23,421    $     23,286
                                                                    ------------

FEDERAL HOME LOAN BANK (0.6%)
   3.50%, 2/11/08                                          8,000           7,996
   4.00%, 1/9/09                                           9,545           9,545
                                                                    ------------
                                                                          17,541
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES                                            40,827
                                                                    ------------

CERTIFICATES OF DEPOSIT (6.5%)
COMMERCIAL BANKS-CENTRAL U.S. (1%)
Bank of Montreal, 5.07%, 2/26/08                          30,000          30,000
                                                                    ------------

COMMERCIAL BANKS-EASTERN U.S. (4.7%)
Canadian Imperial Bank, 4.65%, 4/30/08                    25,000          24,997
Citibank New York, 4.88%, 2/11/08                         25,000          25,000
Citibank New York, 5.14%, 3/4/08                          25,000          25,000
State Street Bank & Trust Co., 4.78%,
   2/15/08                                                30,000          30,000
UBS AG Stamford Branch, 5.20%,
   2/4/08                                                 15,000          15,000
UBS AG Stamford Branch, 5.01%,
   4/7/08                                                 25,000          25,000
                                                                    ------------
                                                                         144,997
                                                                    ------------

COMMERCIAL BANKS-SOUTHERN U.S. (0.8%)
Branch Banking & Trust Co., 5.35%,
   4/23/08                                                10,000          10,000
Branch Banking & Trust Co., 2.80%,
   10/27/08                                               15,000          15,000
                                                                    ------------
                                                                          25,000
                                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT                                            199,997
                                                                    ------------

COMMERCIAL PAPER (44.7%)
ASSET BACKED (b) (2.9%)
Old Line Funding LLC, 4.65%, 2/1/08                       20,000          20,000
Old Line Funding LLC, 3.70%, 2/4/08                       18,532          18,526
Old Line Funding LLC, 4.10%,
   2/15/08                                                25,546          25,505
Windmill Funding Corp., 4.25%,
   2/6/08                                                 25,000          24,985
                                                                    ------------
                                                                          89,016
                                                                    ------------

BEVERAGES-NON ALCOHOLIC ** (0.6%)
Coca-Cola Co. (The), 4.46%, 2/25/08                       20,000          19,941
                                                                    ------------

COMMERCIAL BANKS NON-U.S. ** (4.1%)
Bank of Nova Scotia, 4.89%, 3/7/08                        25,000          24,881
Barclays PLC, 5.12%, 2/11/08                              17,000          16,976
Barclays PLC, 4.76%, 2/29/08                              20,000          19,926
Barclays PLC, 4.78%, 3/6/08                               25,000          24,887
Barclays PLC, 4.49%, 5/5/08                               25,000          24,707
Toronto Dominion Bank (The), 4.92%,
   2/26/08 (b)                                            15,000          14,949
                                                                    ------------
                                                                         126,326
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
COMMERCIAL PAPER, CONTINUED
DIVERSIFIED FINANCIAL SERVICES ** (1.8%)
General Electric Capital Corp.,
   4.90%, 3/7/08                                     $    15,000    $     14,928
General Electric Capital Corp.,
   4.35%, 3/24/08                                         15,000          14,906
General Electric Capital Corp.,
   4.24%, 4/8/08                                          25,000          24,803
                                                                    ------------
                                                                          54,637
                                                                    ------------

EDUCATION (0.4%)
Purdue Research Funding, 5.02%,
   2/14/08                                                11,950          11,950
                                                                    ------------

FIDUCIARY BANKS ** (0.8%)
State Street Corp., 4.29%, 3/26/08                        25,000          24,839
                                                                    ------------

FINANCE-AUTO LOANS ** (5.1%)
American Honda Finance Corp., 4.48%,
   2/13/08                                                25,000          24,962
American Honda Finance Corp., 4.23%,
   3/13/08                                                20,000          19,904
Toyota Motor Credit Co., 4.74%,
   2/22/08                                                20,000          19,945
Toyota Motor Credit Co., 4.54%,
   3/14/08                                                20,000          19,894
Toyota Motor Credit Co., 4.66%,
   3/27/08                                                20,000          19,858
Toyota Motor Credit Co., 4.58%,
   4/9/08                                                 25,000          24,784
Toyota Motor Credit Co., 4.53%,
   4/25/08                                                15,000          14,841
Toyota Motor Credit Co., 4.32%,
   6/25/08                                                15,000          14,739
                                                                    ------------
                                                                         158,927
                                                                    ------------

FINANCE-INVESTMENT BANKER/BROKER ** (6.7%)
BNP Paribas Financial, Inc., 3.13%,
   2/1/08                                                 85,000          85,000
BNP Paribas Financial, Inc., 3.66%,
   6/23/08                                                25,000          24,637
Goldman Sachs Group, Inc. (The),
   4.24%, 2/1/08                                          20,000          20,000
Goldman Sachs Group, Inc. (The),
   4.75%, 2/12/08                                         15,000          14,978
JPMorgan Chase & Co., 3.50%,
   4/22/08                                                25,000          24,803
Lehman Brothers Holdings, Inc.,
   3.22%, 2/6/08                                          40,000          39,982
                                                                    ------------
                                                                         209,400
                                                                    ------------

INTEGRATED OIL & GAS ** (2.7%)
BP Capital Markets PLC, 4.76%,
   2/5/08 (b)                                             20,000          19,990
BP Capital Markets PLC, 4.49%,
   3/27/08 (b)                                            20,000          19,863
BP Capital Markets PLC, 4.47%,
   4/10/08 (b)                                            25,000          24,786
Total FINA Elf SA, 4.10%, 3/31/08                         18,400          18,276
                                                                    ------------
                                                                          82,915
                                                                    ------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
COMMERCIAL PAPER, CONTINUED
MEDICAL ** (0.8%)
Benedictine Health System, 5.10%,
   3/12/08                                           $    24,835    $     24,694
                                                                    ------------

MONEY CENTER BANKS ** (6.0%)
Deutsche Bank Financial LLC, 3.13%,
   2/1/08                                                 75,000          75,000
Deutsche Bank Financial LLC, 3.09%,
   2/29/08                                                20,000          19,952
Deutsche Bank Financial LLC, 4.79%,
   3/12/08                                                25,000          24,867
Deutsche Bank Financial LLC, 3.77%,
   4/21/08                                                25,000          24,791
UBS Financial, 4.81%, 2/25/08                              7,175           7,152
UBS Financial, 3.15%, 5/12/08                             11,600          11,497
UBS Financial, 4.12%, 5/12/08                             25,000          24,711
                                                                    ------------
                                                                         187,970
                                                                    ------------

REGIONAL AUTHORITY (1.6%)
Michigan State Multifamily Housing
   Project, 4.85%, 10/28/08                               25,000          25,000
San Jose International Airport,
   3.30%, 2/7/08 **                                          504             504
San Jose International Airport,
   5.10%, 2/7/08 **                                       25,051          25,029
                                                                    ------------
                                                                          50,533
                                                                    ------------

SPECIAL PURPOSE BANKS ** (2.9%)
DEPFA Bank PLC, 3.17%, 4/11/08 (b)                        25,000          24,846
Dexia Delaware LLC, 4.87%, 3/19/08                        20,000          19,873
Dexia Delaware LLC, 4.50%, 3/31/08                        25,000          24,815
Dexia Delaware LLC, 3.13%, 4/25/08                        21,150          20,996
                                                                    ------------
                                                                          90,530
                                                                    ------------

SPECIAL PURPOSE ENTITY ** (6.5%)
AIG Funding, Inc., 3.93%, 6/23/08                         15,000          14,766
Natexis Banques Populaires, 3.12%,
   5/8/08                                                 25,000          24,790
Nestle Capital Corp., 3.00%, 3/6/08 (b)                   38,500          38,391
Nestle Capital Corp., 4.48%,
   5/22/08                                                20,000          19,724
Procter & Gamble International
   Funding, 4.50%, 2/20/08 (b)                            20,000          19,952
Procter & Gamble International
   Funding, 4.22%, 3/14/08 (b)                            25,000          24,877
Societe Generale, 5.12%, 3/10/08                          25,000          24,865
Societe Generale, 4.76%, 4/4/08                           15,000          14,875
Societe Generale, 3.85%, 4/15/08                          20,000          19,842
                                                                    ------------
                                                                         202,082
                                                                    ------------

SUPER-REGIONAL BANKS-U.S. ** (1.8%)
BankAmerica Corp., 4.58%, 3/17/08                         15,000          14,914
BankAmerica Corp., 4.82%, 4/3/08                          15,000          14,875


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
COMMERCIAL PAPER, CONTINUED
SUPER-REGIONAL BANKS-U.S., CONTINUED
Wells Fargo & Co., 3.17%, 3/18/08                    $    25,000    $     24,899
                                                                    ------------
                                                                          54,688
                                                                    ------------

TOTAL COMMERCIAL PAPER                                                 1,388,448
                                                                    ------------

DEMAND NOTES (4.4%)
BUILDING PRODUCTION-CEMENT/AGGREGATE (a) (b) (d) (0.8%)
Sioux City Brick & Tile Co., 3.31%,
   2/7/08, (LOC: U.S. Bancorp)                            24,850          24,850
                                                                    ------------

FINANCIAL (a) (0.4%)
Cornerstone Funding Corp., 3.23%,
   11/1/23, (LOC: Comerica)                                4,159           4,159
Cornerstone Funding Corp., Series
   2003-H, 3.66%, 1/1/34,
   (LOC: U.S. Bancorp)                                     4,090           4,090
Praise Tabernacle Outreach, 3.31%,
   6/1/24, (LOC: Comerica)                                 3,440           3,440
                                                                    ------------
                                                                          11,689
                                                                    ------------

REAL ESTATE (a) (0.2%)
Appletree Properties LLC, 3.31%,
   7/1/26, (LOC: Regions Bank)                             5,645           5,645
                                                                    ------------

SPECIAL PURPOSE ENTITY (a) (d) (2.7%)
Baldwin County Sewer Service LLC,
   3.31%, 2/7/08, (LOC: Regions Bank)                     11,357          11,357
Capital Markets Access Co. LC, Series
   2005, 3.35%, 2/6/08, (LOC: Suntrust)                    6,980           6,980
Capital One Funding Corp., Series
   2001-A, 3.35%, 2/7/08,
   (LOC: JP Morgan)                                        2,914           2,914
Capital One Funding Corp., Series
   2001-D, 3.35%, 2/7/08,
   (LOC: JP Morgan)                                          470             470
CHF - Elon LLC, Series 2005, 3.30%,
   2/7/08, (LOC: Regions Bank) (b)                         6,950           6,950
Erickson Foundation, Inc. (The),
   3.30%, 2/8/08, (LOC: FHLB)                             25,000          25,000
Foster/Schweihofer Real Estate Co.
   LLC, Series 2003, 3.45%, 2/7/08,
   (LOC: Comerica)                                         7,215           7,215
Gulf Gate Apartments, Series 2003,
   3.32%, 2/7/08, (LOC: Wells Fargo) (b)                   4,000           4,000
J&S Properties, Inc., Series 2006,
   3.31%, 2/7/08, (LOC: Regions Bank)                      4,100           4,100
McCullough Snappy Service Oil, Series
   2006, 3.31%, 2/7/08,
   (LOC: Regions Bank) (b)                                 4,125           4,125
Metaltec Steel Abrasive Co., Series
   2004, 3.60%, 2/6/08, (LOC: Comerica)                    3,960           3,960
Northport Baptist Church, Series
   2004, 3.31%, 2/7/08,
   (LOC: Regions Bank)                                     2,800           2,800


                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
Pershing Drive Associates LP, 3.15%,
   2/7/08, (LOC: Royal Bank
   of Canada)                                        $     3,945    $      3,945
                                                                    ------------
                                                                          83,816
                                                                    ------------

SUPER-REGIONAL BANKS-U.S. (a) (d) (0.3%)
Wells Fargo & Co., 4.32%, 2/15/08                         10,000          10,000
                                                                    ------------

TOTAL DEMAND NOTES                                                       136,000
                                                                    ------------

MUNICIPAL DEMAND NOTES (a) (d) (10.6%)
ARIZONA (0.2%)
Glendale Industrial Development
   Authority, 3.35%, 2/7/08,
   (LOC: Bank of New York)                                 6,250           6,250
                                                                    ------------

ARKANSAS (0.5%)
Northwest Regional Airport Authority,
   Series A, 3.29%, 2/7/08,
   (LOC: Regions Bank)                                    15,725          15,725
Northwest Regional Airport Authority,
   Series B, 3.29%, 2/7/08,
   (LOC: Regions Bank)                                       630             630
                                                                    ------------
                                                                          16,355
                                                                    ------------

CALIFORNIA (0.5%)
County of Sacramento, 3.30%, 2/6/08,
   (LOC: Bayerische Landesbank)                            5,000           5,000
Kern Water Bank Authority, Series B,
   3.32%, 2/7/08,
   (LOC: Wells Fargo Bank NA)                              4,348           4,348
Sacramento County Housing Authority,
   Multi-Family, Natomas Park
   Apartments, 3.18%, 2/7/08,
   (LOC: FNMA)                                             1,650           1,650
Statewide Communities Development Authority,
   Multi-Family, Valley Palms
   Apartments, 3.16%, 2/1/08, (LOC:
   FNMA), (Callable 1/31/08 @ 100)                         2,545           2,545
Statewide Communities Development
   Authority, Multi-Family Housing,
   3.18%, 2/7/08, (LOC: FNMA)                              1,000           1,000
                                                                    ------------
                                                                          14,543
                                                                    ------------

COLORADO (0.1%)
Aurora Centretech Metropolitan
   District, Series B, GO, 3.36%, 2/7/08,
   (LOC: BNP Paribas)                                      2,765           2,765
                                                                    ------------

FLORIDA (0.6%)
City of Homestead, Speedway Project,
   3.35%, 2/6/08, (LOC: SunTrust Bank)                     7,780           7,780


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
FLORIDA, CONTINUED
Florida Development Finance Corp.,
   Concrete Investments, 3.31%, 2/7/08,
   (LOC: Amsouth Bank) (b)                           $     9,300    $      9,300
                                                                    ------------
                                                                          17,080
                                                                    ------------

GEORGIA (0.5%)
Augusta Housing Authority,
   Multi-Family, Westbury Creek
   Apartments, 3.38%, 2/6/08,
   (LOC: FNMA)                                               500             500
Georgia Municipal Gas Authority,
   3.29%, 2/7/08,
   (LOC: Wachovia Bank NA)                                14,765          14,765
                                                                    ------------
                                                                          15,265
                                                                    ------------

ILLINOIS (0.4%)
Finance Authority, Franciscan
   Communities, Series B, 3.30%, 2/7/08,
   (LOC: LaSalle Bank NA)                                 12,000           1,100
Illinois Finance Authority, 3.30%,
   2/7/08, (LOC: LaSalle Bank NA)                          1,100          12,000
                                                                    ------------
                                                                          13,100
                                                                    ------------

INDIANA (1.2%)
City of Indianapolis Economic
   Development, Multi-Family Housing,
   Series B, 3.31%, 2/7/08, (LOC: Federal
   Home Loan Bank)                                           970             970
Health Facility Financing Authority,
   Clark Memorial Hospital, 3.35%,
   2/7/08, (LOC: Bank One NA)                              3,925           3,925
Health Facility Financing Authority,
   Community Foundation of Northwest
   Indiana, Series B, 3.30%, 2/7/08,
   (LOC: LaSalle Bank NA)                                 22,410          22,410
Terre Haute, Westminister Village,
   3.32%, 2/7/08,
   (LOC: Sovereign Bank FSB)                               9,300           9,300
                                                                    ------------
                                                                          36,605
                                                                    ------------

KENTUCKY (0.2%)
Boone County, Northern Kentucky
   University Metropolitan Education and
   Training Services Center Project,
   4.15%, 2/7/08, (LOC: U.S. Bank NA)                      5,050           5,050
                                                                    ------------

LOUISIANA (0.3%)
St. Tammany Parish Economic &
   Industrial Development District,
   3.32%, 2/6/08, (LOC: Regions Bank)                      9,220           9,220
                                                                    ------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MARYLAND (1.2%)
Health & Higher Educational
   Facilities Authority, Adventist
   Healthcare, 3.30%, 2/7/08,
   (LOC: LaSalle Bank NA)                            $    19,060    $     19,060
Health & Higher Educational
   Facilities Authority, Charlestown
   Community, Series B, 3.30%,
   2/6/08, (LOC: Bank of America NA)                      17,400          17,400
                                                                    ------------
                                                                          36,460
                                                                    ------------

MICHIGAN (0.1%)
Canton Charter Township, GO, 3.37%,
   2/6/08, (LOC: Comerica Bank)                            1,500           1,500
Charter Township of Ypsilanti Capital
   Improvements, Series B, GO, 3.37%
   2/6/08, (LOC: Comerica Bank)                            2,280           2,280
                                                                    ------------
                                                                           3,780
                                                                    ------------

MINNESOTA (0.2%)
City of Plymouth, Carlson Center
   Project, 4.05%, 2/7/08,
   (LOC: U.S. Bank NA)                                     1,000           1,000
St Paul Port Authority, Series S,
   4.10%, 2/1/08,
   (LOC: Dexia Credit Local)                               3,495           3,495
                                                                    ------------
                                                                           4,495
                                                                    ------------

MISSISSIPPI (0.5%) (b)
Business Finance Corp., Cellular
   South, Inc., 3.35%, 2/6/08,
   (LOC: Bank of America NA)                               3,850           3,850
Business Finance Corp., Cellular
   South, Inc., 3.35%, 2/7/08,
   (LOC: Bank of America NA)                              13,000          13,000
                                                                    ------------
                                                                          16,850
                                                                    ------------

NEBRASKA (0.7%)
City of Omaha, Riverfront
   Development, AMBAC, 6.25%, 2/6/08,
   (LOC: Dexia)                                           22,000          22,000
                                                                    ------------

NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH
   Corp. Project, 3.32%, 2/7/08,
   (LOC: Wells Fargo Bank NA)                              4,805           4,805
                                                           1,600           1,600
                                                                    ------------
                                                                           6,405
                                                                    ------------

NEW YORK (0.6%)
New York City Housing Development
   Corp., Multi-Family Housing, Series
   A, 3.30%, 2/6/08, (LOC: Bayerische
   Landesbank                                             19,485          19,485
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
NORTH CAROLINA (0.2%)
Roman Catholic Diocese of Raleigh,
   Series A, 3.31%, 2/7/08,
   (LOC: Bank of America NA)                         $     7,220    $      7,220
                                                                    ------------

OHIO (1.2%)
Air Quality Development Authority,
   Steel Corp., Series B, 3.30%, 2/6/08,
   (LOC: ABN Amro Bank NV)                                13,000          13,000
Cleveland-Cuyahoga County Port
   Authority, 3.30%, 2/7/08,
   (LOC: Keybank NA)                                      23,000          23,000
County of Cuyahoga Health Care
   Facilities, Franciscan Communities,
   3.31%, 2/7/08, (LOC: LaSalle
   Bank NA                                                 2,535           2,535
                                                                    ------------
                                                                          38,535
                                                                    ------------

PENNSYLVANIA (0.1%)
Berks County Industrial Development
   Authority, Lebanon Valley Mall,
   3.38%, 2/6/08, (LOC: First Union
   National Bank) (b)                                      1,300           1,300
Berks County Municipal Authority,
   Phoebe-Devitt Homes, Series C, 3.31%,
   2/7/08, (LOC: Sovereign Bank FSB)                       2,830           2,830
                                                                    ------------
                                                                           4,130
                                                                    ------------

TEXAS (0.4%)
Brazos Higher Education Authority,
   Series 2007 A6, Guaranteed Student
   Loans, 3.38%, 2/7/08, (LOC: Depfa)                     12,000          12,000
                                                                    ------------

UTAH (0.2%)
Telecommunication Open Infrastructure
   Agency, 3.35%, 2/7/08, (LOC: Bank of
   America NA)                                             5,000           5,000
Tooele City Industrial Development,
   Series A, 4.05%, 2/7/08, (LOC: U.S.
   Bank NA)                                                1,400           1,400
                                                                    ------------
                                                                           6,400
                                                                    ------------

VIRGINIA (0.3%)
Alexandria Industrial Development
   Authority, American Academy of
   Otolaryngology, 3.31%, 2/7/08,
   (LOC: Bank of America NA)                               8,690           8,690
                                                                    ------------

WASHINGTON (0.1%)
State Housing Finance Commission,
   Multi-Family, Granite Falls
   Retirement Plaza, 3.46%, 2/7/08,
   (LOC: Wells Fargo Bank NA)                              1,030           1,030


                                    Continued

                                                     INSTITUTIONAL MONEY MARKET
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                   JANUARY 31, 2008 (UNAUDITED)
                                          (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
-------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON, CONTINUED
State Housing Finance Commission,
   Multi-Family, Sir Summer Ridge
   Associates, 4.10%, 2/1/08,
   (LOC: U.S. Bank NA)                              $       605    $        605
State Housing Finance Commission,
   Multi-Family, Vintage At Everett,
   3.17%, 2/7/08, (LOC: FNMA)                             2,000           2,000
                                                                   ------------
                                                                          3,635
                                                                   ------------

WISCONSIN (0.1%)
Health & Educational Facilities
   Authority, Upland Hills, Series D,
   3.30%, 2/6/08, (LOC: Allied Irish
   Bank PLC)                                              2,490           2,490
                                                                   ------------

TOTAL MUNICIPAL DEMAND NOTES                                            328,808
                                                                   ------------



                                                       SHARES
                                                     ----------
MONEY MARKETS (c) (5.5%)
AIM STIT Liquid Assets Portfolio                     76,030,347          76,030
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund                    96,083,609          96,084
                                                                   ------------

TOTAL MONEY MARKETS                                                     172,114
                                                                   ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
REPURCHASE AGREEMENTS (11.4%)
Deutsche Bank, 2.85%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $265,021, Collateralized by various U.S.
   Government Agency Securities,
   4.63%-5.75%, 3/15/12-12/7/28,
   value $266,832)                                   $   265,000    $   265,000
UBS Investment Bank, 2.82%, dated
   1/31/08, due 2/1/08, (Proceeds at
   maturity, $90,015, Collateralized by
   various U.S. Government Agency
   Securities, 0.00%-3.82%, 2/22/12-
   11/29/19, value $91,815)                               90,013         90,013
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS                                             355,013
                                                                    -----------

TOTAL INVESTMENTS (COST $3,137,861)+ - 100.9%                         3,137,861

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                          (29,165)
                                                                    -----------

NET ASSETS - 100.0%                                                 $ 3,108,696
                                                                    ===========

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next reset date.

The following abbreviations are used in the Schedule of Investments:
AMBAC - American Municipal Bond Assurance Corp.
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit


                       See notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MORTGAGE-BACKED SECURITIES (a) (d) (3.9%)
CMBS OTHER (3.9%)
Freddie Mac, 5.01%, 2/6/08                           $    46,246    $     46,246
                                                                    ------------

TOTAL MORTGAGE-BACKED SECURITIES                                          46,246
                                                                    ------------

U.S. GOVERNMENT AGENCIES (68.3%)
FANNIE MAE (12.0%)
3.88%, 2/1/08                                              5,000           5,000
4.75%, 2/1/08                                              5,450           5,450
5.40%, 2/1/08                                              3,545           3,545
4.21%, 2/7/08 **                                          20,000          19,986
5.75%, 2/15/08                                            14,401          14,405
5.10%, 2/22/08                                             2,000           2,000
5.00%, 2/27/08                                             5,150           5,149
5.13%, 2/28/08                                             3,500           3,499
4.20%, 3/24/08                                             1,365           1,363
4.29%, 3/26/08 **                                          9,521           9,460
3.45%, 4/9/08 **                                          23,168          23,017
4.88%, 4/10/08                                            10,000          10,000
2.86%, 4/21/08 **                                         15,000          14,905
3.05%, 4/30/08 **                                         15,000          14,887
4.30%, 5/5/08                                              1,600           1,599
6.00%, 5/15/08                                             5,000           5,009
3.21%, 11/28/08                                            3,200           3,203
                                                                    ------------
                                                                         142,477
                                                                    ------------

FEDERAL FARM CREDIT BANK (3.0%)
3.85%, 2/18/08 (a) (d)                                     8,545           8,544
3.75%, 2/23/08 (a) (d)                                    20,000          20,000
2.80%, 3/25/08                                             4,500           4,485
2.96%, 6/23/08 **                                          2,020           1,996
                                                                    ------------
                                                                          35,025
                                                                    ------------

FEDERAL HOME LOAN BANK (37.3%)
5.25%, 2/5/08                                              5,830           5,830
2.60%, 2/6/08 (a) (d)                                     13,730          13,729
4.80%, 2/6/08 **                                           6,000           5,996
4.33%, 2/8/08 **                                          10,000           9,992
4.15%, 2/12/08 (a) (d)                                    11,000          11,000
4.34%, 2/13/08 **                                         10,000           9,986
4.16%, 2/14/08 (a) (d)                                    15,000          14,999
4.78%, 2/17/08 (a) (d)                                     4,000           4,000
4.81%, 2/20/08 (a) (d)                                    12,000          12,000
4.78%, 2/21/08 (a) (d)                                    11,140          11,140
5.00%, 2/29/08                                             2,010           2,010
4.90%, 3/4/08 (a) (d)                                     20,000          20,009
4.88%, 3/5/08                                              3,230           3,230
4.00%, 3/10/08                                            21,780          21,764
3.70%, 3/14/08 **                                         20,705          20,616
4.84%, 3/17/08 (a) (d)                                     2,000           2,000
4.27%, 3/19/08 **                                         10,000           9,944
4.77%, 3/20/08 (a) (d)                                    15,000          14,995
2.90%, 3/24/08                                             2,000           1,993
4.16%, 3/24/08 **                                         35,500          35,284
3.38%, 3/26/08                                             3,000           2,992


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
3.03%, 3/28/08 **                                    $    15,000    $     14,929
3.98%, 3/31/08 **                                         14,449          14,352
4.52%, 4/2/08 (a) (d)                                     20,000          20,009
4.43%, 4/7/08                                              3,750           3,750
5.00%, 4/9/08                                              7,310           7,307
4.60%, 4/11/08                                             5,000           5,002
3.65%, 4/16/08 **                                         15,000          14,886
5.13%, 4/16/08                                            10,000          10,007
4.13%, 4/18/08                                             6,745           6,731
3.62%, 4/25/08                                             2,000           1,992
4.80%, 5/2/08                                              3,500           3,503
4.10%, 6/13/08                                             5,000           4,996
5.13%, 6/13/08                                            15,375          15,489
5.13%, 6/18/08                                             8,900           8,952
5.00%, 7/16/08                                             5,000           5,012
5.25%, 7/17/08                                            10,000          10,104
4.50%, 8/8/08                                              6,100           6,102
3.88%, 8/22/08                                             6,315           6,298
4.65%, 8/22/08                                             3,124           3,118
4.25%, 9/12/08                                             8,650           8,641
4.25%, 9/26/08                                             1,000             999
4.50%, 11/5/08, W/I                                        4,000           4,000
4.50%, 11/7/08                                            12,430          12,477
3.63%, 11/14/08                                            2,000           2,014
4.63%, 12/4/08                                             7,500           7,500
3.25%, 1/9/09                                              8,000           7,999
                                                                    ------------
                                                                         439,678
                                                                    ------------

FREDDIE MAC (14.3%)
3.63%, 2/15/08                                             7,308           7,305
4.33%, 2/21/08 **                                         15,000          14,964
4.63%, 2/21/08                                            16,275          16,275
3.25%, 2/25/08                                            17,000          16,982
4.22%, 2/25/08 **                                          5,200           5,185
3.14%, 2/26/08 (a) (d)                                    20,000          19,999
5.13%, 2/27/08                                             4,340           4,340
4.00%, 3/17/08 **                                         15,000          14,925
4.55%, 3/28/08 **                                          9,694           9,625
3.35%, 4/1/08                                              2,925           2,916
5.75%, 4/15/08                                             5,050           5,056
3.93%, 4/25/08 **                                          3,310           3,280
3.85%, 4/30/08 **                                         15,000          14,857
3.63%, 5/9/08                                              4,000           3,988
3.50%, 5/21/08                                             5,000           4,973
3.80%, 6/4/08 **                                          15,000          14,804
4.25%, 6/23/08                                             1,200           1,198
4.88%, 9/12/08                                             4,000           4,034
5.00%, 9/16/08                                             4,095           4,113
                                                                    ------------
                                                                         168,819
                                                                    ------------


                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
OVERSEAS PRIVATE INVESTMENT CORP. (a) (d) (1.7%)
3.15%, 2/6/08, Series 165A (b)                       $     5,150    $      5,150
3.15%, 2/6/08, Series 2003                                15,000          15,000
                                                                    ------------
                                                                          20,150
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES                                           806,149
                                                                    ------------


                                                        SHARES
                                                     -----------
MONEY MARKETS (c) (0.2%)
AIM STIT Government & Agency
   Portfolio                                           2,240,900           2,241
Goldman Sachs Financial Square
   Government Fund                                         4,450               4
                                                                    ------------

TOTAL MONEY MARKETS                                                        2,245
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
REPURCHASE AGREEMENTS (27.4%)
Bank of America Securities, LLC, 2.81%,
   dated 1/31/08, due 2/1/08, (Proceeds
   at maturity, $35,003, Collateralized
   by various U.S. Government Agency
   Securities, 0.00%, 9/26/08,
   value $35,701)                                    $    35,000    $     35,000
Deutsche Bank, 2.85%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $200,016, Collateralized by various
   U.S. Government Agency Securities,
   3.88%-6.25%, 4/15/08-9/14/26,
   value $200,976)                                       200,000         200,000
UBS Investment Bank, 2.82%, dated
   1/31/08, due 2/1/08, (Proceeds at
   maturity, $87,258 Collateralized by
   various U.S. Government Agency
   Securities, 3.10%-5.15%,
   1/2/09-2/22/12, value $89,004)                         87,257          87,257
                                                                    ------------

TOTAL REPURCHASE AGREEMENTS                                              322,257
                                                                    ------------

TOTAL INVESTMENTS (COST $1,176,897)+ - 99.8%                        $  1,176,897

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                               2,931
                                                                    ------------

NET ASSETS - 100.0%                                                 $  1,179,828
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next reset date.

The following abbreviation is used in the Schedule of Investments:
W/I - When Issued


                       See notes to financial statements.

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
-------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
TREASURY BILLS ** (9.1%)
4.01%, 2/21/08                                       $    15,000   $     14,968
3.87%, 4/24/08                                            15,000         14,866
3.20%, 5/1/08, W/I                                        40,000         39,652
3.20%, 6/12/08                                            15,000         14,824
3.29%, 6/19/08                                            40,000         39,495
                                                                   ------------

TOTAL TREASURY BILLS                                                    123,805
                                                                   ------------

TREASURY NOTES (12.5%)
4.63%, 2/29/08                                            10,000          9,997
4.88%, 4/30/08                                            30,000         29,971
3.75%, 5/15/08                                            20,000         19,944
5.13%, 6/30/08                                            20,000         20,060
5.00%, 7/31/08                                            30,000         30,231
4.13%, 8/15/08                                            20,000         20,000
4.63%, 9/30/08                                            20,000         20,168
4.88%, 10/31/08                                           20,000         20,204
                                                                   ------------

TOTAL TREASURY NOTES                                                    170,575
                                                                   ------------


                                                        SHARES
                                                     -----------
MONEY MARKETS (a) (0.1%)
AIM STIT Treasury Portfolio                              258,460            259
Goldman Sachs Financial Square
   Treasury Obligations Fund                           1,679,065          1,679
                                                                   ------------

TOTAL MONEY MARKETS                                                       1,938
                                                                   ------------

                                                      PRINCIPAL
                                                        AMOUNT
                                                     -----------
REPURCHASE AGREEMENTS (78.5%)
ABN AMRO, 1.65%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $240,011, Collateralized by various U.S.
   Treasury Securities, 2.13%, 1/31/10,
   value $244,801)                                   $   240,000        240,000
Barclays Capital, 2.00%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $75,004, Collateralized by various U.S.
   Treasury Securities, 3.88%, 1/15/09,
   value $76,374)                                         75,000         75,000
BMO Nesbitt Burns, 1.65%, dated
   1/31/08, due 2/1/08, (Proceeds at
   maturity, $250,011, Collateralized by
   various U.S. Treasury Securities,
   0.00%-12.50%, 2/7/08-5/15/37,
   value $253,222)                                       250,000        250,000
Deutsche Bank, 1.75%, dated 1/31/08,
   due 2/1/08, (Proceeds at maturity,
   $280,014, Collateralized by various U.S.
   Treasury Securities, 2.50%, 7/15/16,
   value $285,314)                                       280,000        280,000


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
REPURCHASE AGREEMENTS, CONTINUED
UBS Investment Bank, 1.60%, dated
   1/31/08, due 2/1/08, (Proceeds at
   maturity, $228,072, Collateralized by
   various U.S. Government Agency
   Securities, 5.38%-8.75%,
   8/15/20-2/15/31, value $232,633)                  $   228,067    $   228,067
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS                                           1,073,067
                                                                    -----------

TOTAL INVESTMENTS (COST $1,369,385)+ - 100.2%                         1,369,385

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                           (2,796)
                                                                    -----------

NET ASSETS - 100.0%                                                 $ 1,366,589
                                                                    ===========


NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

(a)  Investment is in Institutional Shares of underlying fund/portfolio.

+    Also represents cost for federal income tax purposes.

The following abbreviation is used in the Schedule of Investments:
W/I - When Issued

                       See notes to financial statements.

                                                 MICHIGAN MUNICIPAL MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL BONDS (6.9%)
MICHIGAN (6.9%)
Ecorse Public School District, FGIC,
   GO, Q-SBLF, 6.50%, 5/1/08                         $       500    $        503
Farmington Hills Economic Development
   Corp., Marketing Displays Project,
   AMT, 4.18%, 3/1/08, (LOC: Comerica
   Bank) (a) (d)                                              50              50
Michigan State Building Authority,
   3.48%, 2/21/08, (LOC: Bank of New
   York (60%), State Street Bank &
   Trust Co. (40%)) (a)                                    5,155           5,155
Municipal Bond Authority, Series B-2,
   4.50%, 8/20/08, (LOC: Scotia Bank)                      3,000           3,013
Municipal Bond Authority, Clean Water
   Revolving Fund, 5.00%, 10/1/08                            360             363
Municipal Bond Authority, Government
   Loan Program, 5.00%, 5/1/08,
   (LOC: Ambac)                                              500             502
Novi Street and Highway, FSA, GO,
   5.00%, 10/1/08                                          2,320           2,355
Public Educational Facilities
   Authority, Series A, 5.00%, 6/24/08,
   (LOC: Charter One Bank NA)                              2,500           2,511
Saline Area Schools, FGIC, GO
   Q-SBLF, 6.00%, 5/1/08                                     300             302
State Housing Development Authority,
   Parkway Meadows Project, 3.50%,
   10/15/08, FSA                                             930             936
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   3.70%, 4/1/08                                           1,030           1,030
State Housing Development Authority,
   Rental Housing, Series D, AMT, GO
   3.63%, 10/1/08                                            530             530
State of Michigan, Series A, 4.00%,
   9/30/08, (LOC: Depfa Bank PLC)                          1,000           1,007
State of Michigan Comprehensive
   Transportation, Series A, FSA, 5.25%,
   5/15/08                                                   240             241
Washenaw County, Northfield Sewer
   Systems, GO, 4.25%, 5/1/08                                225             225
                                                                    ------------

TOTAL MUNICIPAL BONDS                                                     18,723
                                                                    ------------

MUNICIPAL DEMAND NOTES (83.3%)
GEORGIA (1.5%)
Macon-Bibb County Hospital Authority,
   1.80%, 2/1/08, (LOC: SunTrust
   Bank) (a) (d)                                           4,000           4,000
                                                                    ------------

INDIANA (2.6%)
Development Finance Authority,
   Republic Services, Inc. Project,
   AMT, VA, 1.85%, 2/1/08,
   (LOC: SunTrust Bank) (a) (d)                            7,000           7,000
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN (70.4%)
City of Detroit, Solid Waste Removal,
   Series B, FSA, 2.00%, 2/1/08,
   (LOC: Dexia) (a) (d)                              $       400    $        400
City of Grand Rapids, Clipper Belt
   Lacer Co., Project, AMT, 2.25%,
   2/7/08, (LOC: Bank of America
   NA) (a) (d)                                             6,000           6,000
Detroit Economic Development Corp.,
   Waterfront Reclaimation, 2.20%,
   2/7/08, (LOC: National City Bank
   Midwest) (a) (d)                                        6,400           6,400
Detroit Economic Development Corp.,
   Waterfront Reclamation, Series A,
   2.15%, 2/7/08, (LOC: Deutsche Bank
   AG) (a) (d)                                               500             500
Genesee County Economic Development
   Corp., Rawcar Group Project, AMT,
   2.37%, 2/7/08, (LOC: National City
   Bank MI/IL) (a) (d)                                     2,005           2,005
Higher Education Facilities
   Authority, Adrian College, 2.26%,
   2/7/08, (LOC: Comerica Bank) (a) (d)                      565             565
Higher Education Facilities
   Authority, Thomas M Cooley Law
   School, GO, 5.35%, 5/1/15, (LOC:
   National City Bank Midwest),
   (Prerefunded 5/1/08 @ 101)                              1,200           1,224
Higher Education Facilities
   Authority, University of Detroit
   Mercy, 1.90%, 2/1/08, (LOC: JP
   Morgan Chase Bank) (a) (d)                              6,070           6,070
Livonia Economic Development Corp.,
   Madonna University Project, 2.82%,
   2/1/08, (LOC: RBS Citizens NA) (a) (d)                  4,000           4,000
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 1.93%, 2/1/08,
   (LOC: Comerica Bank) (a) (d)                            9,085           9,085
Mancelona Area Water & Sewer
   Authority, 2.31%, 2/7/08,
   (LOC: National City Bank MI/IL) (a) (d)                   890             890
Marquette City Hospital Finance
   Authority, Marquette General
   Hospital, 2.23%, 2/7/08, (LOC: U.S.
   Bank NA) (a) (d)                                        1,140           1,140
Marquette County Economic Development
   Corp., Pioneer Laboratories, Series
   A, AMT, 3.03%, 2/6/08, (LOC: JP Morgan
   Chase & Co.) (a) (d)                                      550             550
Oakland County Economic Development
   Corp., Cadillac Iron, Inc. Project,
   AMT, 2.35%, 2/7/08, (LOC: Comerica
   Bank) (a) (d)                                             700             700
Oakland County Economic Development
   Corp., Graph-Tech, Inc. Project, AMT,
   2.30%, 2/7/08, (LOC: Bank of
   America NA) (a) (d)                                     1,325           1,325


                                    Continued

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Oakland County Economic Development
   Corp., IBC North America, Inc.
   Project, AMT, 2.35%, 2/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                  $       980    $        980
Oakland County Economic Development
   Corp., Moody Family, Ltd. Project,
   AMT, 2.36%, 2/6/08, (LOC: JP Morgan
   Chase Bank) (a) (b) (d)                                 2,000           2,000
Saline Economic Development Corp.,
   Brecon Village Project, 2.24%,
   2/6/08, (LOC: JP Morgan Chase
   Bank) (a) (d)                                           2,900           2,900
Southfield Economic Development
   Corp., Lawrence Technological
   University Project, 2.24%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                     3,015           3,015
State Building Authority, Multi-Modal
   Facilities Program IIA, 2.17%,
   2/7/08, (LOC: Depfa Bank PLC) (a) (b) (d)               3,890           3,890
State Building Authority, Multi-Modal
   Facilities Program IIB, 2.17%,
   2/7/08, (LOC: Depfa Bank
   PLC) (a) (d)                                            3,895           3,895
State Hospital Finance Authority,
   Balmoral, 3.90%, 9/1/08, (LOC:
   Comerica Bank), (Mandatory Put
   9/1/08 @ 100) (a) (b) (d)                                 415             415
State Hospital Finance Authority,
   Crittenton Hospital, 2.17%, 2/1/08,
   (LOC: Comerica Bank) (a) (d)                            2,510           2,510
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 2.17%,
   2/1/08, (LOC: Comerica Bank) (a) (d)                    1,500           1,500
State Hospital Finance Authority,
   Henry Ford Health System, 2.12%,
   2/6/08, (LOC: Charter One Bank
   FSB) (a) (d)                                           12,550          12,550
State Hospital Finance Authority,
   North Ottawa Care Center, 2.26%,
   2/7/08, (LOC: National City Bank
   Midwest) (a) (d)                                        2,185           2,185
State Housing Development Authority,
   Hunt Club Apartments, AMT, 2.32%,
   2/7/08, (LOC: FNMA) (a) (d)                               475             475
State Housing Development Authority,
   Jewish Apartments and Services
   Nonprofit Housing, 2.23%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                     5,200           5,200
State Housing Development Authority,
   Multi-Family, Series A, AMT, 2.29%,
   2/7/08, (LOC: Federal Home Loan
   Bank) (a) (d)                                           6,810           6,810
State Housing Development Authority,
   River Park Village Senior Apartments,
   Series B, AMT, 2.26%, 2/7/08,
   (LOC: National City Bank) (a) (d)                       3,000           3,000


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Agape Plastics, Inc.
   Project, AMT, 2.50%, 2/6/08,
   (LOC: U.S. Bank NA) (a) (d)                       $     2,200    $      2,200
Strategic Fund, APS Kundinger
   Project, AMT, 2.35%, 2/7/08,
   (LOC: JP Morgan Chase
   Bank) (a) (b) (d)                                       1,070           1,070
Strategic Fund, Artex Label &
   Graphics, AMT, 2.30%, 2/7/08,
   (LOC: U.S. Bank NA) (a) (d)                             1,240           1,240
Strategic Fund, Aspen Realty LLC
   Project, AMT, 2.65%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   100             100
Strategic Fund, Automatic Spring
   Products Project, AMT, 3.03%, 2/6/08,
   (LOC: Bank of America NA) (a) (d)                         350             350
Strategic Fund, Banks Hardwoods, Inc.
   Project, AMT, 2.31%, 2/7/08,
   (LOC: KeyBank NA) (a) (b) (d)                             552             552
Strategic Fund, Besser International
   Sales Co. Project, AMT, 2.50%,
   2/6/08, (LOC: Bank of America
   NA) (a) (b) (d)                                           100             100
Strategic Fund, Biewer of Lansing LLC
   Project, AMT, 2.31%, 2/7/08,
   (LOC: Bank of America NA) (a) (b) (d)                     380             380
Strategic Fund, BK Real Estate LLC
   Project, AMT, 3.10%, 1/31/08,
   (LOC: Bank of America NA) (a) (d)                       1,990           1,990
Strategic Fund, Bowers Manufacturing
   Co. Project, AMT, 2.50%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   300             300
Strategic Fund, Cayman Chemical Co.
   Project, AMT, 2.31%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   760             760
Strategic Fund, Continental Carbonic
   Products, AMT, 2.20%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                     6,860           6,860
Strategic Fund, Creative Foam Corp.
   Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase
   Bank) (a) (b) (d)                                       2,000           2,000
Strategic Fund, Delta Containers,
   Inc. Project, AMT, 2.50%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                     1,500           1,500
Strategic Fund, Diagnostic Real
   Estate LLC, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   500             500
Strategic Fund, Donnelly Corp.
   Project, Series B, AMT, VA, 3.85%,
   4/1/08, (LOC: Bank of Nova Scotia),
   (Callable 4/1/08 @ 100) (a) (b) (d)                     2,500           2,500
Strategic Fund, Eclipse Mold, Inc.
   Project, AMT, 2.65%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   200             200
Strategic Fund, Emerson School
   Project, 2.24%, 2/7/08, (LOC:
   KeyBank NA) (a) (b) (d)                                 2,455           2,455


                                    Continued

                                                 MICHIGAN MUNICIPAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Father Gabriel
   Highschool Project, 2.15%, 2/7/08,
   (LOC: Allied Irish Bank PLC) (a) (d)              $     4,800    $      4,800
Strategic Fund, Fitz-Land LLC
   Project, AMT, 2.37%, 2/7/08,
   (LOC: National City Bank MI/IL) (a) (d)                 2,005           2,005
Strategic Fund, Flyer Fund Leasing
   LLC Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                 1,065           1,065
Strategic Fund, Forest City
   Technologies, AMT, 2.37%, 2/7/08,
   (LOC: National City Bank) (a) (d)                       1,160           1,160
Strategic Fund, Frank Street LLC
   Project, AMT, 2.30%, 2/7/08,
   (LOC: Bank of America NA) (a) (d)                       1,750           1,750
Strategic Fund, Frederick Wolfgang
   Industries Project, AMT, 2.31%,
   2/7/08, (LOC: U.S. Bank NA) (a) (d)                       765             765
Strategic Fund, Gebara Management Co.
   LLC Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   300             300
Strategic Fund, Glastender, Inc.
   Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   215             215
Strategic Fund, Harbor Industries,
   Inc. Project, AMT, 3.03%, 2/6/08,
   (LOC: Bank of America NA) (a) (d)                         400             400
Strategic Fund, Heartland Goodwill
   Project, 2.25%, 2/7/08, (LOC: Bank of
   America NA) (a) (d)                                     1,000           1,000
Strategic Fund, J. G. Kern
   Enterprises Project, AMT, 2.25%,
   2/7/08, (LOC: Bank of America
   NA) (a) (d)                                             3,950           3,950
Strategic Fund, Jet Enterprises LLC
   Project, 2.25%, 2/7/08, (LOC: Bank of
   America NA) (a) (b) (d)                                   400             400
Strategic Fund, John H. Dekker and
   Sons Project, AMT, 2.31%, 2/7/08,
   (LOC: Bank of America NA) (a) (d)                         290             290
Strategic Fund, Joy Properties LLC
   Project, 2.36%, 2/6/08, (LOC: JP Morgan
   Chase Bank) (a) (b) (d)                                   480             480
Strategic Fund, Landscape Forms, Inc.
   Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   200             200
Strategic Fund, Lansing Saint Vincent
   Home Project, 2.15%, 2/7/08,
   (LOC: Comerica Bank) (a) (d)                            2,555           2,555
Strategic Fund, Lions Bear Lake Camp
   Project, 2.36%, 2/7/08, (LOC: National
   City Bank MI/IL) (a) (b) (d)                              975             975
Strategic Fund, Louisiana-Pacific
   Corp., 2.20%, 2/7/08, (LOC: Wachovia
   Bank NA) (a) (d)                                        2,975           2,975


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, MacArthur Corp.
   Project, AMT, 2.36%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                $    1,900    $      1,900
Strategic Fund, Maco Steel Project,
   AMT, 2.31%, 2/7/08, (LOC: Comerica
   Bank) (a) (d)                                           1,510           1,510
Strategic Fund, Merrill Group
   Project, AMT, 2.37%, 2/7/08,
   (LOC: Bank of America NA) (a) (b) (d)                   1,000           1,000
Strategic Fund, Middleville Tool and
   Die Project, AMT, 2.50%, 2/6/08,
   (LOC: U.S. Bank NA) (a) (b) (d)                         1,500           1,500
Strategic Fund, Midwest Kellering Co.
   Project, AMT, 2.50%, 2/6/08,
   (LOC: National City Bank) (a) (b) (d)                   1,300           1,300
Strategic Fund, MOT LLC Project,
   2.25%, 2/7/08, (LOC: JP Morgan
   Chase Bank) (a) (d)                                       965             965
Strategic Fund, Non-Ferrous Cast
   Alloys Project, AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                       335             335
Strategic Fund, Oak Project, AMT,
   2.35%, 2/7/08, (LOC: U.S.
   Bank NA) (a) (b) (d)                                      145             145
Strategic Fund, Patten Monument
   Project, AMT, 2.31%, 2/1/08,
   (LOC: U.S. Bancorp) (a) (d)                               560             560
Strategic Fund, Peachwood Center
   Associates, 2.15%, 2/6/08,
   (LOC: Comerica Bank) (a) (d)                            2,030           2,030
Strategic Fund, Phipps Emmett
   Associates LLC Project, AMT, 3.03%,
   2/6/08, (LOC: Bank of America
   NA) (a) (d)                                             2,000           2,000
Strategic Fund, Premier Property
   Holdings, AMT, 2.25%, 2/7/08,
   (LOC: Bank of America NA) (a) (d)                       2,490           2,490
Strategic Fund, Production
   Engineering Project, AMT, 2.30%,
   2/7/08, (LOC: Bank of America
   NA) (a) (b) (d)                                         1,200           1,200
Strategic Fund, Profile Industrial
   Packaging, AMT, 2.30%, 2/7/08,
   (LOC: National City Bank) (a) (d)                         785             785
Strategic Fund, R.A. Rink LLC
   Project, AMT, 2.65%, 2/6/08,
   (LOC: Bank of America NA) (a) (b) (d)                     840             840
Strategic Fund, R.L. Adams Plastics,
   Inc. Project, AMT, 2.35%, 2/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                        1,130           1,130
Strategic Fund, RL Enterprises LLC
   Project, AMT, 2.65%, 2/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                          200             200
Strategic Fund, SFI Acquisition, Inc.
   Project, AMT, 2.35%, 2/7/08,
   (LOC: National City Bank) (a) (b) (d)                     830             830


                                    Continued

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Solid Waste Disposal,
   Grayling Generating Project, AMT,
   2.03%, 2/6/08, (LOC: Barclays Bank
   New York) (a) (d)                                 $     2,612    $      2,612
Strategic Fund, Stegner East
   Investments LLC Project, AMT, 2.35%,
   2/7/08, (LOC: Comerica
   Bank) (a) (b) (d)                                       2,985           2,985
Strategic Fund, Thompson Family
   Holdings, AMT, 2.47%, 2/7/08,
   (LOC: National City Bank MI/IL) (a) (d)                   810             810
Strategic Fund, Trenton Forging Co.
   Project, AMT, 2.30%, 2/7/08,
   (LOC: Bank of America NA) (a) (b) (d)                     815             815
Strategic Fund, Ultra Tech Printing
   Co., AMT, 2.31%, 2/1/08, (LOC: U.S.
   Bank NA) (a) (d)                                          930             930
Strategic Fund, Waltec American
   Forgings, AMT, 2.50%, 2/7/08, (LOC:
   JP Morgan Chase Bank) (a) (b) (d)                       1,315           1,315
Strategic Fund, Warren Screw
   Products, Inc. Project, AMT, 2.50%,
   2/6/08, (LOC: JP Morgan Chase
   Bank) (a) (b) (d)                                         400             400
Strategic Fund, Whitehall Industries,
   Inc., AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (a) (b) (d)                   900             900
Strategic Fund, Whitehall Industries,
   Inc. Project, AMT, 2.30%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (a) (d)                     3,400           3,400
Strategic Fund, Wright-K Technology,
   Inc. Project, AMT, 2.42%, 2/7/08,
   (LOC: Comerica Bank) (a) (b) (d)                          495             495
Strategic Fund, YMCA of Metro Detroit
   Project, 2.32%, 2/7/08, (LOC: JP
   Morgan Chase Bank) (a) (d)                              1,000           1,000
University of Michigan Hospital,
   Series A, 1.95%, 2/1/08, (LOC:
   University of Michigan) (a) (d)                         1,780           1,780
University of Michigan Hospital,
   Series A-2, 1.95%, 2/1/08,
   (LOC: University of Michigan) (a) (d)                   6,600           6,600
University of Michigan, Medical
   Service Plan, 1.95%, 2/1/08,
   (LOC: University of Michigan) (a) (d)                   2,500           2,500
Wayne Charter County Airport Revenue,
   MBIA, 5.00%, 12/1/28, (Prerefunded
   12/1/08 @ 101)                                          1,000           1,028
                                                                    ------------
                                                                         190,811
                                                                    ------------

NEW MEXICO (a) (d) (1.0%)
Farmington Pollution Control Revenue,
   Series C, AMT, 1.98%, 2/1/08,
   (LOC: Barclays Bank PLC)                                2,600           2,600
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
NORTH CAROLINA (a) (d) (0.8%)
Capital Facilities Finance Agency,
   Republic Services, Inc., AMT, 1.85%,
   2/1/08, (LOC: SunTrust Bank)                      $     2,200    $      2,200
                                                                    ------------

OREGON (a) (d) (5.1%)
State of Oregon, Newsprint Project,
   Series 197, AMT, 1.85%, 2/1/08,
   (LOC: Toronto - Dominion Bank)                          6,000           6,000
State of Oregon, Newsprint Project,
   Series 203, AMT, 1.85%, 2/1/08,
   (LOC: Toronto - Dominion Bank)                          8,000           8,000
                                                                    ------------
                                                                          14,000
                                                                    ------------

PUERTO RICO (a) (b) (d) (1.9%)
Industrial Medical and Environmental
   Pollution Control Facilities Financing
   Authority, Abbott Laboratories,
   3.95%, 3/1/08, (LOC:
   Abbott), (Callable 3/1/08 @ 100)                        5,195           5,195
                                                                    ------------

TOTAL MUNICIPAL DEMAND NOTES                                             225,806
                                                                    ------------


                                                        SHARES
                                                     -----------

MONEY MARKETS (c) (9.6%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio, Class C                                      1,303               1
Dreyfus Tax Exempt Cash Management
                                                      23,585,934          23,586
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                          2,389,310           2,389
Merrill Lynch Institutional
   Tax-Exempt Fund                                           492               1
                                                                    ------------

TOTAL MONEY MARKETS                                                       25,977
                                                                    ------------

TOTAL INVESTMENTS (COST $270,506)+ - 99.8%                               270,506

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                 557
                                                                    ------------

NET ASSETS - 100.0%                                                 $    271,063
                                                                    ============


                                    Continued

                                                 MICHIGAN MUNICIPAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next reset date.


The following abbreviations are used in the Schedule of Investments:
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
FGIC - Financial Guaranty Insurance Co.
FMNA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
VA - Department of Veteran Affairs


                                    Continued


INVESTMENT CONCENTRATION AS A PERCENTAGE OF
NET ASSETS BY INDUSTRY:
Airport                                                 0.4%
Cash & Cash Equivalents                                 9.6%
Development                                             5.5%
Education                                               4.4%
Facilities                                              3.6%
General                                                 3.3%
General Obligation                                      1.5%
Higher Education                                        5.0%
Housing                                                 0.3%
Industrials                                            28.9%
Medical                                                15.8%
Metal-Diversified                                       0.6%
Multifamily Housing                                     6.3%
Pollution                                               2.9%
Regional Authority                                      1.9%
Resource Recovery                                       6.0%
Retirement/Aged Care                                    2.5%
Transportation                                          1.0%
Utilities                                               0.3%

                       See notes to financial statements.

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL BONDS (4.4%)
COLORADO (0.3%)
Denver City and County Airport,
   Series D, AMT, FSA, 5.00%,
   11/15/2008                                        $      1,020   $      1,040
                                                                    ------------

FLORIDA (0.1%)
Florida State Division of Bond
   Finance, Series 2000 B, FSA,
   5.50%, 7/1/08                                              440            445
                                                                    ------------

ILLINOIS (0.3%)
Chicago Housing Authority, ETM,
   FSA-CR, 5.00%, 7/1/08                                    1,000          1,005
                                                                    ------------

INDIANA (1.0%)
Avon Community School Building Corp.,
   AMBAC, 4.25%, 7/15/08 (d)                                  780            783
Indianapolis Local Public Improvement
   Bond Bank, Series D, 5.00%,
   2/1/08                                                     700            700
Knox School Building Corp., MBIA,
   4.00%, 7/15/08                                             125            125
Lake County Building Corp., MBIA,
   4.75%, 8/1/08                                              600            603
Western Boone Multi-School Building
   Corp., FSA, GO, W/I, 3.50%,
   1/10/09                                                    685            691
Westfield High School Building Corp.,
   FSA, 4.00%, 7/10/08                                        825            827
                                                                    ------------
                                                                           3,729
                                                                    ------------
KENTUCKY (0.5%)
Kenton County Airport Board, Series
   C, AMT, MBIA, 5.00%, 3/1/08,
   (LOC: MBIA)                                              1,785          1,787
                                                                    ------------

MICHIGAN (0.8%)
Municipal Bond Authority, Series B-2,
   4.50%, 8/20/08, (LOC: Scotia Bank)                       2,000          2,009
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.25%,
   11/15/08                                                 1,125          1,142
                                                                    ------------
                                                                           3,151
                                                                    ------------
NORTH CAROLINA (0.2%)
City of Charlotte, Douglas
   International Airport, Series A,
   AMBAC, 4.00%, 7/1/08                                       725            726
                                                                    ------------

OHIO (0.1%)
County of Fairfield, Airport
   Improvement, AMT, 4.55%, 4/1/08                            300            300
                                                                    ------------

TEXAS (1.1%)
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   Series A, AMT, FGIC, 5.50%,
   11/1/08                                                  3,560          3,610
Greater Texoma Utility Authority,
   City of Sherman Project, FSA, 4.00%,
   10/1/08                                                    375            376


                                    Continued

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL BONDS, CONTINUED
TEXAS, CONTINUED
Texas Southmost College District,
   AMBAC, GO, 4.25%, 2/15/08                         $        115   $        115
                                                                    ------------
                                                                           4,101
                                                                    ------------

TOTAL MUNICIPAL BONDS                                                     16,284
                                                                    ------------

COMMERCIAL PAPER (1.6%)
Florida Municipal Power Agency,
   2.88%, 2/4/08, (LOC: Wachovia
   Bank NA)                                                 1,000          1,000
Michigan State Building Authority,
   3.48%, 2/21/08, (LOC: Bank of New
   York (60%), State Street Bank &
   Trust Co. (40%)) (a)                                     5,000          5,000
                                                                    ------------

TOTAL COMMERCIAL PAPER                                                     6,000
                                                                    ------------

MUNICIPAL DEMAND NOTES (a) (e) (85.1%)
ALABAMA (2.1%)
Stevenson Industrial Development
   Board Environmental Improvement, Mead
   Corp. Project, AMT, 2.28%, 2/6/08,
   (LOC: JP Morgan Chase Bank)                                700            700
Stevenson Industrial Development
   Board Environmental Improvement, Mead
   Corp. Project, Series A, AMT, 2.28%,
   2/6/08, (LOC: JP Morgan Chase Bank)                      6,900          6,900
                                                                    ------------
                                                                           7,600
                                                                    ------------
ARIZONA (0.8%)
Pima County Industrial Development
   Authority, Multi-Family Housing,
   Eastside Apartments, AMT, 2.28%,
   2/7/08, (LOC: FNMA)                                      3,000          3,000
                                                                    ------------

ARKANSAS (0.5%)
City of Sheridan, H.H. Robertson Co.
   Project, 2.17%, 2/7/08, (LOC: PNC Bank
   NA) (b)                                                  2,000          2,000
                                                                    ------------

CALIFORNIA (1.5%)
City of Los Angeles, Multi-Family
   Housing Project, Series A, AMT,
   2.75%, 2/1/08, (LOC: Citibank NA)                        5,400          5,400
                                                                    ------------

COLORADO (4.0%)
Aurora Centretech Metropolitan
   District, Series A, GO, 2.30%,
   2/7/08, (LOC: BNP Paribas),
   (Mandatory Put 12/1/07 @ 100)                            1,000          1,000
Boulder Housing Authority, Broadway
   East Apartments Project, AMT, 2.30%,
   2/7/08, (LOC: U.S. Bank NA)                              1,875          1,875
Central Platte Valley Metropolitan
   District, Series B, GO, 3.50%,
   12/1/08, (LOC: BNP Paribas),
   (Mandatory Put 12/1/08 @ 100)                            2,000          2,000


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
COLORADO, CONTINUED
City of Colorado Springs, Catalono
   Family LLC Project, AMT, 2.65%,
   2/7/08, (LOC: JP Morgan Chase
   Bank) (b)                                         $        585   $        585
City of Colorado Springs, National
   Strength and Condition, 2.30%,
   2/7/08, (LOC: Wells Fargo Bank NA)                         635            635
Commerce City Northern Infrastructure
   General Improvement District, GO,
   2.32%, 2/7/08, (LOC: U.S. Bank NA)                       1,500          1,500
Durango Community Health and Human
   Services, 2.30%, 2/7/08, (LOC: Wells
   Fargo Bank NA), (Callable
   2/1/08 @ 100)                                              515            515
Educational & Cultural Facilities
   Authority, Akiba Academy of Dallas,
   Series A4, 1.90%, 2/1/08,
   (LOC: Bank of America NA)                                  370            370
Housing and Finance Authority, High
   Desert Properties Project, Series A,
   AMT, 2.30%, 2/7/08, (LOC: Wells Fargo
   Bank NA)                                                 2,240          2,240
Housing and Finance Authority, Ready
   Foods, Inc. Project, Series A, AMT,
   2.30%, 2/7/08, (LOC: U.S. Bank NA)                       2,000          2,000
Parker Automotive Metropolitan
   District, GO, 3.50%, 12/1/08, (LOC:
   U.S. Bank NA), (Mandatory Put
   12/1/08 @ 100)                                           2,000          2,000
                                                                    ------------
                                                                          14,720
                                                                    ------------
DELAWARE (1.9%)
Sussex County Development, Perdue
   Farms, Inc. Project, AMT, 2.24%,
   2/7/08, (LOC: Rabobank Nederland)                        7,000          7,000
                                                                    ------------

FLORIDA (4.9%)
Collier County Housing Finance
   Authority, Multi-Family Housing, AMT,
   2.30%, 2/6/08, (LOC: PNC Bank NA)                        1,300          1,300
Hillsborough County Housing Finance
   Authority Multi-Family Housing, AMT,
   2.30%, 2/6/08, (LOC: Citibank NA)                        1,340          1,340
Ocean Highway and Port Authority,
   AMT, 2.32%, 2/6/08, (LOC: Wachovia
   Bank NA)                                                 1,615          1,615
Orange County Industrial Development
   Authority, Goodwill Industries, Inc.
   Project, 2.12%, 2/6/08, (LOC: Suntrust
   Bank) (b)                                                2,100          2,100
Palm Beach County Housing Finance
   Authority, Multi-Family Housing, AMT,
   FHLMC, 2.50%, 2/6/08 (b)                                 3,825          3,825
Palm Beach County, Galaxy Aviation
   Airport Project, AMT, 2.22%, 2/6/08,
   (LOC: Citibank NA)                                       7,700          7,700
                                                                    ------------
                                                                          17,880
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
GEORGIA (0.7%)
Emanuel County Development Authority,
   Jabo Metal Fabrication Project, AMT,
   2.24%, 2/6/08, (LOC: SunTrust
   Bank)                                             $      1,250   $      1,250
Kennesaw Development Authority,
   Multi-Family Housing, Walton Ridenour
   Apartments, AMT, 2.18%, 2/6/08,
   (LOC: SunTrust Bank)                                     1,500          1,500
                                                                    ------------
                                                                           2,750
                                                                    ------------
IDAHO (0.2%)
Hailey Industrial Development Corp.,
   Rocky Mountain Hardware Project, AMT,
   2.40%, 2/7/08, (LOC: Wells Fargo Bank
   NA) (b)                                                    915            915
                                                                    ------------

ILLINOIS (9.7%)
Chicago O'Hare International Airport,
   Compagnie National Air France, AMT,
   2.23%, 2/6/08, (LOC: Societe
   Generale)                                                3,000          3,000
City of Chicago Solid Waste Disposal,
   Groot Industries, Inc. Project, AMT,
   2.36%, 2/7/08, (LOC: JP Morgan
   Chase Bank) (b)                                          1,800          1,800
City of Crystal Lake Development,
   Millennium Electronics Project, AMT,
   2.35%, 2/7/08, (LOC: U.S. Bank NA)                       1,470          1,470
City of Peoria, Peoria Academy, Inc.
   Project, 2.45%, 2/7/08, (LOC: JP
   Morgan Chase Bank) (b)                                   4,100          4,100
City of Savanna, Metform Corp.,
   Series A, AMT, 2.32%, 2/6/08,
   (LOC: JP Morgan Chase Bank)                              1,000          1,000
County of Lake, Northpoint Associates
   LLC Project, AMT, 2.32%, 2/6/08,
   (LOC: Northern Trust Co.)                                1,200          1,200
Finance Authority, Diamond-Star
   Motors Corp. Project, 1.93%, 2/1/08,
   (LOC: KeyBank NA) (b)                                      900            900
Finance Authority, Quality Metal
   Finishing Co., AMT, 2.25%, 2/7/08,
   (LOC: Bank of America NA)                                1,300          1,300
Finance Authority, Reliable Materials
   Project, AMT, 2.31%, 2/6/08,
   (LOC: M&I Bank)                                          3,700          3,700
Finance Authority, Stromberg Allen &
   Co. Project, AMT, 2.23%, 2/7/08,
   (LOC: Bank of America NA)                                6,000          6,000
Finance Authority, Transparent
   Container Project, AMT, 2.30%,
   2/7/08, (LOC: JP Morgan Chase Bank)                      1,500          1,500
Finance Authority, Waste Management
   Project, AMT, 2.25%, 2/7/08,
   (LOC: Wachovia Bank NA)                                  1,900          1,900
Lake Villa Allendale Association
   Project, 2.26%, 2/7/08, (LOC: Bank
   of America NA) (b)                                       4,225          4,225


                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------    ------------
MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS, CONTINUED
West Chicago Industrial, Bison Gear
   and Engineering, AMT, 2.25%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (b)                   $      1,534   $      1,534
Wheeling Industrial, Circuit Service,
   Inc. Project, AMT, 2.50%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (b)                          1,000          1,000
Woodridge Development, Home Run Inn
   Frozen Foods, AMT, 2.45%, 2/7/08,
   (LOC: JP Morgan Chase Bank)                              1,000          1,000
                                                                    ------------
                                                                          35,629
                                                                    ------------
INDIANA (3.3%)
County of St Joseph Family and
   Children's Center Project, 2.30%,
   2/7/08, (LOC: Wells Fargo Bank NA)                       2,000          2,000
Dekko Foundation Educational
   Facilities Tax Exempt Income Trust,
   Series 1, 2.45%, 2/7/08, (LOC: JP
   Morgan Chase Bank) (b)                                     750            750
Development Finance Authority,
   Regional Council of Carpenters,
   2.36%, 2/7/08, (LOC: National City
   Bank IN) (b)                                             1,135          1,135
Development Finance Authority, South
   Central Mental Health, 2.30%, 2/7/08,
   (LOC: Wells Fargo Bank NA) (b)                           3,000          3,000
Gary Chicago International Airport
   Authority, AMT, 2.25%, 2/7/08,
   (LOC: U.S. Bank NA)                                      4,100          4,100
Indiana Development Finance
   Authority, AMT, 2.50%, 2/7/08,
   (LOC: JP Morgan Chase Bank)                              1,300          1,300
                                                                    ------------
                                                                          12,285
                                                                    ------------
IOWA (0.8%)
Scott County Industrial, M.A. Ford
   Manufacturing Co., Inc. Project, AMT,
   2.30%, 2/7/08, (LOC: Wells Fargo
   Bank NA)                                                 2,970          2,970
                                                                    ------------

KENTUCKY (1.7%)
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 2.27%, 2/7/08,
   (LOC: Bank of America NA)                                3,000          3,000
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 2.27%, 2/7/08,
   (LOC: JP Morgan Chase Bank)                              3,075          3,075
                                                                    ------------
                                                                           6,075
                                                                    ------------
MAINE (0.2%)
Finance Authority of Maine, William
   Arthur, Inc., AMT, 2.50%, 2/6/08,
   (LOC: JP Morgan Chase Bank) (b)                            800            800
                                                                    ------------

MICHIGAN (0.6%)
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 2.17%,
   2/1/08, (LOC: Comerica Bank)                               500            500
Strategic Fund, Henry Ford Museum
   Village Project, 2.00%, 2/1/08,
   (LOC: Comerica Bank)                                     1,650          1,650
                                                                    ------------
                                                                           2,150
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
MINNESOTA (3.0%)
City of Blue Earth Development,
   Nortech Systems, Inc. Project, AMT,
   2.40%, 2/7/08, (LOC: Wells Fargo Bank
   NA)                                               $      1,310   $      1,310
City of Minneapolis, Minnehaha
   Academy Project, 2.10%, 2/1/08,
   (LOC: U.S. Bank NA)                                      3,500          3,500
Higher Education Facilities
   Authority, Saint Olaf College, Series
   H, 2.00%, 2/1/08, (LOC: Harris Trust &
   Savings Bank)                                            1,000          1,000
Lauderdale, Children's Home Society
   Project, 2.10%, 2/1/08, (LOC: U.S.
   Bank NA)                                                   190            190
Little Canada, Wellington III
   Project, AMT, 2.44%, 2/7/08,
   (LOC: U.S. Bank NA) (b)                                    420            420
Roseville Health Care Facilities,
   Presbyterian Homes Project, 2.05%,
   2/1/08, (LOC: U.S. Bank NA)                              2,525          2,525
Saint Paul Housing and Redevelopment
   Authority, Kendrick Apartments
   Project, AMT, 2.39%, 2/6/08,
   (LOC: U.S. Bank NA)                                        975            975
Saint Paul Port Authority, AMT,
   2.30%, 2/7/08, (LOC: Wells Fargo
   Bank NA)                                                   990            990
                                                                    ------------
                                                                          10,910
                                                                    ------------
MISSISSIPPI (0.8%)
Business Finance Corp., Calgon Carbon
   Corp. Project, AMT, 2.26%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (b)                          2,925          2,925
                                                                    ------------

MISSOURI (1.2%)
Missouri State Development Finance
   Board, St Louis Air Cargo Services,
   AMT, 2.24%, 2/7/08, (LOC: JP Morgan
   Chase Bank)                                              2,000          2,000
State Health and Educational
   Facilities Authority, Drury College,
   2.05%, 2/1/08, (LOC: Bank of
   America NA)                                                965            965
State Health and Educational
   Facilities Authority, Drury
   University, 2.05%, 2/1/08,
   (LOC: Bank of America NA)                                1,485          1,485
                                                                    ------------
                                                                           4,450
                                                                    ------------
MONTANA (0.3%)
Cascade County, Montana Milling, Inc.
   Project, AMT, 2.40%, 2/7/08,
   (LOC: Wells Fargo Bank NA)                               1,100          1,100
                                                                    ------------

NEVADA (0.3%)
Housing Division, Multi-Family
   Housing, Golden Apartments, AMT,
   2.25%, 2/7/08, (LOC: Freddie Mac)                        1,200          1,200
                                                                    ------------

NEW MEXICO (0.9%)
Bernalillo County Multifamily Housing
   Project, AMT, 2.84%, 2/7/08,
   (LOC: U.S. Bank NA)                                      3,200          3,200
                                                                    ------------


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
NORTH CAROLINA (5.2%)
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project, AMT,
   2.18%, 2/7/08, (LOC: Wachovia
   Bank NA)                                          $      4,500   $      4,500
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project, AMT,
   2.25%, 2/7/08, (LOC: Wachovia
   Bank NA)                                                 4,000          4,000
Capital Facilities Finance Agency,
   Republic Services, Inc., AMT, 1.85%,
   2/1/08, (LOC: SunTrust Bank)                             1,000          1,000
Halifax County Industrial Facilities
   & Pollution Control Financing
   Authority, AMT, 1.98%, 2/1/08,
   (LOC: Dexia Credit Local)                                8,000          8,000
Johnston County Industrial Facilities
   & Pollution Control Financing
   Authority, AMT, 2.40%, 2/7/08,
   (LOC: Wells Fargo Bank NA)                               1,075          1,075
Montgomery County Industrial
   Facilities & Pollution Control
   Financing Authority, AMT, 1.85%,
   2/1/08, (LOC: SunTrust Bank)                               700            700
                                                                    ------------
                                                                          19,275
                                                                    ------------
NORTH DAKOTA (0.1%)
Hebron Industrial, Dacco, Inc.
   Project, AMT, 2.34%, 2/7/08,
   (LOC: U.S. Bank NA) (b)                                    520            520
                                                                    ------------

OHIO (2.0%)
Air Quality Development Authority,
   Pollution Control, AMT, 2.05%,
   2/1/08, (LOC: Wachovia Bank NA)                          2,885          2,885
Cleveland-Cuyahoga County Port
   Authority, AMT, 2.31%, 2/7/08,
   (LOC: Charter One Bank NA)                               1,725          1,725
Columbiana County, East Liverpool
   Area Y Project, 2.31%, 2/7/08,
   (LOC: National City Bank)                                  680            680
County of Coshocton Hospital
   Facilities, Echoing Hills Village,
   Inc. Project, 2.45%, 2/7/08,
   (LOC: JP Morgan Chase Bank) (b)                            165            165
County of Montgomery Health Care,
   Community Blood Center Project,
   2.45%, 2/7/08, (LOC: JP Morgan
   Chase Bank)                                              1,370          1,370
Summit County Industrial, SSP
   Fittings Corp. Project, 2.60%,
   2/7/08, (LOC: JP Morgan Chase
   Bank)                                                      615            615
                                                                    ------------
                                                                           7,440
                                                                    ------------
OKLAHOMA (0.6%)
Oklahoma Industries Authority, Casady
   School Project, 2.45%, 2/7/08,
   (LOC: JP Morgan Chase Bank)                              2,065          2,065
                                                                    ------------


                                    Continued

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
OREGON (4.2%)
Port of Portland, Portland Bulk
   Terminal, AMT, 2.20%, 2/1/08,
   (LOC: Canadian Imperial Bank)                     $      2,000   $      2,000
State of Oregon Economic Development,
   McFarland Cascade, Series 175, AMT,
   2.34%, 2/7/08, (LOC: U.S. Bank NA) (b)                     500            500
State of Oregon, Newsprint Project,
   Series 197, AMT, 1.85%, 2/1/08,
   (LOC: Toronto - Dominion Bank)                           3,070          3,070
State of Oregon, Newsprint Project,
   Series 203, AMT, 1.85%, 2/1/08,
   (LOC: Toronto - Dominion Bank)                          10,000         10,000
                                                                    ------------
                                                                          15,570
                                                                    ------------
PENNSYLVANIA (2.2%)
Allegheny County Hospital Development
   Authority, Jefferson Regional, Series
   A, 3.70%, 5/1/08, (LOC: PNC Bank NA),
   (Mandatory Put 5/1/08 @ 100)                             2,500          2,500
Allegheny County Industrial
   Development Authority, Sacred Heart
   High School, 2.22%, 2/7/08,
   (LOC: PNC Bank NA)                                       1,200          1,200
Allegheny County Industrial
   Development Authority, Sewickley
   Academy, 2.20%, 2/7/08, (LOC: PNC
   Bank NA)                                                   900            900
Berks County Industrial Development
   Authority, Manufacturing Facilities,
   Ram Industries, Inc. Project, AMT,
   2.30%, 2/6/08, (LOC: PNC Bank NA)                          960            960
Higher Educational Facilities
   Authority, Associated Independent
   Colleges & Universities, Series G3,
   3.38%, 11/1/08, (LOC: PNC Bank
   NA), (Mandatory Put 11/1/08 @ 100)                       1,200          1,200
Westmoreland County Industrial
   Development Authority, Greensburg
   Thermal, 2.17%, 2/7/08, (LOC: PNC
   Bank NA)                                                 1,425          1,425
                                                                    ------------
                                                                           8,185
                                                                    ------------
RHODE ISLAND (2.3%)
Warwick Housing Authority, Trafalgar
   East Apartments Project, AMT, 1.98%,
   2/1/08, (LOC: Bank of America NA) (b)                    8,330          8,330
                                                                    ------------

SOUTH CAROLINA (0.4%)
South Carolina Jobs-Economic
   Development Authority, AMT, 2.26%,
   2/7/08, (LOC: PNC Bank NA)                               1,330          1,330
                                                                    ------------

TENNESSEE (7.2%)
Covington Industrial Development
   Board, Charms Co. Project, AMT,
   2.32%, 2/6/08, (LOC: Bank of
   America NA)                                              5,000          5,000
Greeneville Industrial Development
   Board, Pet, Inc. Project, 2.17%,
   2/7/08, (LOC: BNP Paribas) (b)                             500            500


                                   Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
TENNESSEE, CONTINUED
Jackson Industrial Development Board,
   AMT, 2.26%, 2/7/08, (LOC: JP Morgan
   Chase Bank)                                       $      8,000   $      8,000
Lewisburg Industrial Development
   Board, Waste Management, Inc.
   Project, AMT, 2.22%, 2/7/08,
   (LOC: Wachovia Bank NA)                                  3,000          3,000
Shelby County Health Educational &
   Housing Facilities Board, Courtyard
   Apartments Project, Series A, AMT,
   2.26%, 2/7/08, (LOC: National City
   Bank) (b)                                                5,000          5,000
Sullivan County Industrial
   Development Board, Microporous
   Products LP, AMT, 2.30%, 2/7/08,
   (LOC: Bank of New York) (b)                              4,800          4,800
                                                                    ------------
                                                                          26,300
                                                                    ------------
TEXAS (2.5%)
Beaumont Independent School District,
   GO, PSF, 4.00%, 2/1/08, (LOC: BNP
   Paribas), (Mandatory Put
   8/15/08 @ 100)                                           2,000          2,007
Brazos River Authority, AMT, 2.38%,
   2/6/08, (LOC: Citibank NA)                               1,010          1,010
Colorado River Municipal Water District,
   Republic Services, Inc., AMT, 2.28%,
   2/7/08, (LOC: Bank of America NA)                        4,000          4,000
Waco Industrial Development Corp.,
   Patriot Homes of Texas Project, AMT,
   2.74%, 2/6/08, (LOC: Wells Fargo
   Bank NA)                                                 2,000          2,000
                                                                    ------------
                                                                           9,017
                                                                    ------------
UTAH (0.9%)
County of Salt Lake, Community
   Foundation Disabled Project, 2.30%,
   2/7/08, (LOC: Wells Fargo Bank NA)                       1,515          1,515
Housing Corp., Multi-Family Housing,
   Pointe Apartments Project, AMT,
   2.28%, 2/7/08, (LOC: U.S. Bank NA)                       1,100          1,100
West Valley City, Johnson Matthey,
   Inc. Project, 1.93%, 2/1/08,
   (LOC: HSBC Bank USA NA) (b)                                700            700
                                                                    ------------
                                                                           3,315
                                                                    ------------
VIRGINIA (2.1%)
Brunswick County Industrial
   Development Authority, Aegis Waste
   Solutions, Inc., AMT, 2.50%, 2/7/08,
   (LOC: Credit Suisse First Boston)                        1,000          1,000
King George County Industrial
   Development Authority, Birchwood
   Power Partners, AMT, 1.93%, 2/1/08,
   (LOC: Bank of Nova Scotia)                               5,410          5,410
Suffolk Redevelopment and Housing
   Authority, North Beach Apartments,
   2.22%, 2/7/08,
   (LOC: SunTrust Bank) (b)                                 1,200          1,200
                                                                    ------------
                                                                           7,610
                                                                    ------------


                                    Continued


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON (5.2%)
Economic Development Finance
   Authority, B & H Dental Laboratory
   Project, AMT, 2.20%, 2/7/08,
   (LOC: U.S. Bank NA)                               $      1,855   $      1,855
Economic Development Finance
   Authority, Novelty Hill Properties
   LLC, AMT, 2.58%, 2/7/08, (LOC: U.S.
   Bank NA)                                                 3,210          3,210
Health Care Facilities Authority,
   Swedish Health Services, 2.23%,
   2/6/08, (LOC: Citibank NA) (b)                           4,000          4,000
Kitsap County Industrial Development
   Corp., Cara Land Co. LLC Project,
   AMT, 2.30%, 2/7/08, (LOC: Wells Fargo
   Bank NA)                                                 2,500          2,500
Pierce County Economic Development
   Corp., Quality Stamping Project, AMT,
   2.30%, 2/7/08, (LOC: Wells Fargo Bank
   NA)                                                      2,225          2,225
Seattle Housing Authority, High Point
   Project, AMT, 2.31%, 2/7/08,
   (LOC: KeyBank NA)                                        1,500          1,500
Seattle Housing Authority, Rainier
   Vista Project, AMT, 2.58%, 2/7/08,
   (LOC: KeyBank NA)                                          100            100
State Housing Finance Commission,
   Clark Island Portfolio, AMT, FSA,
   2.31%, 2/7/08, (LOC: Freddie Mac)                        3,560          3,560
                                                                    ------------
                                                                          18,950
                                                                    ------------
WISCONSIN (6.5%)
Baraboo Wisconsin Industrial
   Development Revenue, AMT, 2.30%,
   2/7/08, (LOC: M&I Marshall & Isley)                     10,000         10,000
City of Whitehall, Industrial
   Development Revenue, AMT, 2.30%,
   2/7/08, (LOC: JP Morgan
   Chase Bank)                                              2,000          2,000
Farmington Industrial Development
   Revenue, Swiss Valley Farms Corp.,
   AMT, 2.30%, 2/7/08, (LOC: Wells Fargo
   Bank NA) (b)                                               500            500
Kiel Industries, Polar Ware Company
   Project, AMT, 2.35%, 2/7/08,
   (LOC: U.S. Bank NA)                                      1,325          1,325
Manitowoc Development, Cher-Make
   Sausage Co. Project, AMT, 2.35%,
   2/7/08, (LOC: U.S. Bank NA)                              2,190          2,190
Oconomowoc Community Development
   Authority, AMT, 2.22%, 2/7/08,
   (LOC: Bank of America NA)                                1,200          1,200
Onalaska Industrial, Empire Screen
   Printing Project, AMT, 2.35%, 2/7/08,
   (LOC: U.S. Bank NA)                                        945            945
Red Cedar, Fairmount Minerals Ltd.,
   AMT, 2.31%, 2/7/08, (LOC: National
   City Bank)                                               4,000          4,000
West Bend Industrial, Jackson
   Concrete, Inc. Project, AMT, 2.35%,
   2/7/08, (LOC: U.S. Bank NA)                              1,750          1,750
                                                                    ------------
                                                                          23,910
                                                                    ------------


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     ------------   ------------
MUNICIPAL DEMAND NOTES, CONTINUED
WYOMING (4.3%)
County of Sweetwater, Environment,
   Pacificorp Project, AMT, 2.00%,
   2/1/08, (LOC: Barclays Bank PLC)                  $     15,800   $     15,800
                                                                    ------------

TOTAL MUNICIPAL DEMAND NOTES                                             312,576
                                                                    ------------


                                                        SHARES
                                                     ------------

MONEY MARKETS (c) (7.2%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio, Class C                                       1,383              1
Dreyfus Tax Exempt Cash
   Management                                          26,477,788         26,478
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                              43,658             44
                                                                    ------------

TOTAL MONEY MARKETS                                                       26,523
                                                                    ------------

TOTAL INVESTMENTS (COST $361,383)+ - 98.3%                               361,383

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%                               6,114
                                                                    ------------

NET ASSETS - 100.0%                                                 $    367,497
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2008.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d) All or part of this security has been deposited as collateral for when issued or delayed delivery transactions.

(e)  Maturity date is next rate reset date.


                                    Continued


The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
AMBAC - American Municipal Bond Assurance Corp.
CR - Custodian Receipt
ETM - Escrowed to Maturity
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
W/I - When Issued


INVESTMENT CONCENTRATION AS A PERCENTAGE OF NET ASSETS, BY INDUSTRY:
Airport                                               7.0%
Cash & Cash Equivalents                               7.2%
Development                                           6.1%
Education                                             4.6%
Facilities                                            3.1%
General                                               0.7%
General Obligation                                    1.5%
Higher Education                                      1.3%
Home Furnishings                                       --^
Housing                                               9.1%
Industrials                                          26.9%
Medical                                               3.7%
Miscellaneous                                         2.1%
Multifamily Housing                                   2.6%
Pollution                                             1.9%
Regional Authority                                    1.6%
Resource Recovery                                    17.3%
Revenue Bonds                                         1.2%
Transportation                                        0.3%
Utilities                                             0.1%

^    Amount is less than 0.05%.


                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                       PRIME                      INSTITUTIONAL
Assets:                                                            MONEY MARKET                    MONEY MARKET
                                                                   ------------                   -------------
Investments, at amortized cost and value                            $1,362,247                     $2,782,848
Repurchase agreement, at cost and value                                111,106                        355,013
                                                                    ----------                     ----------
   Total Investments                                                 1,473,353                      3,137,861

Cash                                                                        --^                             1
Interest Receivable                                                      5,929                         10,014
Receivable for investments sold                                             --                          7,225
Receivable for Fund shares sold                                            161                             21
Prepaid expenses and other assets                                          259                             79
                                                                    ----------                     ----------
   Total Assets                                                      1,479,702                      3,155,201
                                                                    ----------                     ----------

Liabilities:
Distributions payable                                                    2,181                          5,518
Payable for investments purchased                                        5,864                         40,142
Payable for Fund shares redeemed                                           138                            348
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                       579                            366
   Distribution and administrative servicing fee                           144                             83
   Other                                                                    56                             48
                                                                    ----------                     ----------
   Total Liabilities                                                     8,962                         46,505
                                                                    ----------                     ----------

Net Assets:
Paid-in Capital                                                     $1,470,747                     $3,108,648
Accumulated net investment income (loss)                                    82                             49
Accumulated net realized gain (loss) from investment transactions          (89)                            (1)
                                                                    ----------                     ----------
   Net Assets                                                       $1,470,740                     $3,108,696
                                                                    ==========                     ==========

Net Assets:
   Institutional Shares                                             $  778,237                     $2,607,650
   Class A Shares                                                      689,323                             NA
   Class B Shares                                                        2,074                             NA
   Class C Shares                                                        1,106                             NA
   Select Shares                                                            NA                         72,971
   Preferred Shares                                                         NA                        135,944
   Trust Shares                                                             NA                        292,131
                                                                    ----------                     ----------
   Total                                                            $1,470,740                     $3,108,696
                                                                    ==========                     ==========

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):
   Institutional Shares                                                778,337                      2,607,626
   Class A Shares                                                      689,396                             NA
   Class B Shares                                                        2,076                             NA
   Class C Shares                                                        1,106                             NA
   Select Shares                                                            NA                         72,968
   Preferred Shares                                                         NA                        135,936
   Trust Shares                                                             NA                        292,120
                                                                    ----------                     ----------
   Total                                                             1,470,915                      3,108,650
                                                                    ==========                     ==========

Net Asset Value
Offering and redemption price per share - Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares,
   Select Shares, Preferred Shares and Trust Shares (a)             $     1.00                     $     1.00
                                                                    ==========                     ==========
                                                         INSTITUTIONAL
                                                        GOVERNMENT MONEY         U.S. TREASURY   MICHIGAN MUNICIPAL      MUNICIPAL
Assets:                                                      MARKET              MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                        ----------------         -------------   ------------------    ------------
Investments, at amortized cost and value                 $  854,640               $  296,318           $270,506          $361,383
Repurchase agreement, at cost and value                     322,257                1,073,067                 --                --
                                                         ----------               ----------           --------          --------
   Total Investments                                      1,176,897                1,369,385            270,506           361,383

Cash                                                              1                       --^                 1                --
Interest Receivable                                           5,539                    1,922              1,034             1,153
Receivable for investments sold                                  --                       --                 --             6,487
Receivable for Fund shares sold                                   1                       89                 --                --
Prepaid expenses and other assets                                40                       13                  5                25
                                                         ----------               ----------           --------          --------
   Total Assets                                           1,182,478                1,371,409            271,546           369,048
                                                         ----------               ----------           --------          --------

Liabilities:
Distributions payable                                         2,398                    3,651                357               753
Payable for investments purchased                                --                       --                 --               691
Payable for Fund shares redeemed                                 --                      724                 --                --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                            126                      170                 87                33
   Distribution and administrative servicing fee                 65                       94                  2                24
   Other                                                         61                      181                 37                50
                                                         ----------               ----------           --------          --------
   Total Liabilities                                          2,650                    4,820                483             1,551
                                                         ----------               ----------           --------          --------

Net Assets:
Paid-in Capital                                          $1,179,810               $1,366,701           $271,071          $367,495
Accumulated net investment income (loss)                         11                        9                 (8)               (1)
Accumulated net realized gain (loss) from
   investment transactions                                        7                     (121)                --                 3
                                                         ----------               ----------           --------          --------
   Net Assets                                            $1,179,828               $1,366,589           $271,063          $367,497
                                                         ==========               ==========           ========          ========

Net Assets:
   Institutional Shares                                  $  722,153               $  789,740           $256,505          $243,360
   Class A Shares                                                NA                       NA                 --                --
   Class B Shares                                                NA                       NA             14,558            46,949
   Class C Shares                                                NA                       NA                 NA                NA
   Select Shares                                             30,275                   16,306                 NA            17,656
   Preferred Shares                                         272,571                  436,811                 NA            24,922
   Trust Shares                                             154,829                  123,732                 NA            34,610
                                                         ----------               ----------           --------          --------
   Total                                                 $1,179,828               $1,366,589           $271,063          $367,497
                                                         ==========               ==========           ========          ========

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value):
   Institutional Shares                                     722,146                  789,662            256,464           243,351
   Class A Shares                                                NA                       NA             14,557            46,960
   Class B Shares                                                NA                       NA                 NA                NA
   Class C Shares                                                NA                       NA                 NA                NA
   Select Shares                                             30,274                   16,301                 NA            17,656
   Preferred Shares                                         272,567                  436,773                 NA            24,922
   Trust Shares                                             154,826                  123,726                 NA            34,609
                                                         ----------               ----------           --------          --------
   Total                                                  1,179,813                1,366,462            271,021           367,498
                                                         ==========               ==========           ========          ========

Net Asset Value
Offering and redemption price per share -
   Institutional Shares, Class A Shares,
   Class B Shares, Class C Shares,
   Select Shares, Preferred Shares and
      Trust Shares (a)                                   $     1.00               $     1.00           $   1.00          $   1.00
                                                         ==========               ==========           ========          ========

(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

^    Amount is less than five hundred dollars.



                       See notes to financial statements.


                                  30-31 spread

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        PRIME                      INSTITUTIONAL
                                                                    MONEY MARKET                   MONEY MARKET
                                                                   --------------                 ---------------
Investment Income:
Interest income                                                        $34,017                        $64,071
Dividend income                                                             --                              7
                                                                       -------                        -------
   Total Income                                                         34,017                         64,078
                                                                       -------                        -------

Expenses:
Investment advisory fees                                                 2,661                          5,056
Administration fees                                                      1,152                          2,189
Distribution servicing fees - Class A                                      775                             NA
Distribution servicing fees - Class B                                        8                             NA
Distribution servicing fees - Class C                                        4                             NA
Distribution servicing fees - Advisor Shares                                 1                             NA
Administrative servicing fees - Class C                                      1                             NA
Administrative servicing fees - Select Shares                               NA                             30
Administrative servicing fees - Preferred Shares                            NA                             99
Administrative servicing fees - Trust Shares                                NA                            335
Accounting Fees                                                            124                            179
Registration and filing fees                                                26                             18
Transfer and dividend disbursing agent fees                                182                            306
Custody fees                                                                 6                             32
Trustees' fees and expenses                                                 33                             62
Other expenses                                                             119                            141
                                                                       -------                        -------
     Total expenses                                                      5,092                          8,447
                                                                       -------                        -------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                                    (711)                        (5,328)
   Distribution services - Class A Shares waived                            --                             --
                                                                       -------                        -------
     Net Expenses                                                        4,381                          3,119
                                                                       -------                        -------

Net Investment Income                                                   29,636                         60,959
                                                                       -------                        -------

Net realized gains on investments                                           --^                            --^
                                                                       -------                        -------
Change in net assets resulting from operations                         $29,636                        $60,959
                                                                       =======                        =======
                                                       INSTITUTIONAL
                                                      GOVERNMENT MONEY      U.S. TREASURY      MICHIGAN MUNICIPAL         MUNICIPAL
                                                           MARKET           MONEY MARKET          MONEY MARKET          MONEY MARKET
                                                      ----------------     --------------        --------------         ------------
Investment Income:
Interest income                                           $25,510              $26,882                $3,851               $6,499
Dividend income                                                --                   56                    --^                   --^
                                                          -------              -------                ------               ------
   Total Income                                            25,510               26,938                 3,851                6,499
                                                          -------              -------                ------               ------

Expenses:
Investment advisory fees                                    2,102                2,523                   433                  920
Administration fees                                           910                1,092                   187                  319
Distribution servicing fees - Class A                          NA                   NA                    18                   56
Distribution servicing fees - Class B                          NA                   NA                    NA                   NA
Distribution servicing fees - Class C                          NA                   NA                    NA                   NA
Distribution servicing fees - Advisor Shares                   NA                   NA                    NA                   NA
Administrative servicing fees - Class C                        NA                   NA                    NA                   NA
Administrative servicing fees - Select Shares                   7                   31                    NA                    7
Administrative servicing fees - Preferred Shares              181                  395                    NA                   12
Administrative servicing fees - Trust Shares                  170                  117                    NA                   48
Accounting Fees                                               104                  114                    26                   55
Registration and filing fees                                   15                   15                     2                   15
Transfer and dividend disbursing agent fees                   139                  162                    30                   52
Custody fees                                                   17                   22                     2                   --
Trustees' fees and expenses                                    27                   31                     6                    9
Other expenses                                                 60                  123                    35                   55
                                                          -------              -------                ------               ------
     Total expenses                                         3,732                4,625                   739                1,548
                                                          -------              -------                ------               ------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                     (2,270)              (2,758)                 (136)              (1,038)
   Distribution services - Class A Shares waived               --                   --                    (7)                  --
                                                          -------              -------                ------               ------
     Net Expenses                                           1,462                1,867                   596                  510
                                                          -------              -------                ------               ------

Net Investment Income                                      24,048               25,071                 3,255                5,989
                                                          -------              -------                ------               ------

Net realized gains on investments                               7                   --                    --                   --
                                                          -------             --------                ------               ------
Change in net assets resulting from operations            $24,055              $25,071                $3,255               $5,989
                                                          =======              =======                ======               ======

-------------------------
^    Amount is less than five hundred dollars.

                       See notes to financial statements.

                                  32-33 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        PRIME                       INSTITUTIONAL
                                                                     MONEY MARKET                   MONEY MARKET
                                                               -----------------------         -----------------------
                                                                   SIX                            SIX
                                                                 MONTHS         YEAR             MONTHS         YEAR
                                                                  ENDED         ENDED             ENDED        ENDED
                                                               JANUARY 31,    JULY 31,         JANUARY 31,    JULY 31,
                                                                 2008(a)        2007             2008(a)        2007
                                                               ----------   ----------         ----------   ----------
Change in Net Assets:
Operations:
  Net investment income                                        $   29,636   $   54,638         $   60,959   $   93,464
  Net realized gains from
   investment transactions                                             --^          --^                --^          --^
  Increase from payment by the Advisor                                 --          479                 --           --
                                                               ----------   ----------         ----------   ----------
Change in net assets resulting from operations                     29,636       55,117             60,959       93,464
                                                               ----------   ----------         ----------   ----------

Distributions to shareholders from net investment income:
  Institutional Shares                                            (16,389)     (28,254)           (49,871)     (75,047)
  Class A Shares                                                  (13,673)     (26,216)                NA           NA
  Class B Shares                                                      (30)         (46)                NA           NA
  Class C Shares                                                      (20)         (46)                NA           NA
  Advisor Shares                                                       (3)         (77)                NA           NA
  Select Shares                                                        NA           NA             (1,779)      (2,361)
  Preferred Shares                                                     NA           NA             (3,118)      (5,814)
  Trust Shares                                                         NA           NA             (6,192)     (10,222)
                                                               ----------   ----------         ----------   ----------
  Change in net assets from
   shareholder distributions                                      (30,115)     (54,639)           (60,960)     (93,444)
                                                               ----------   ----------         ----------   ----------

  Change in net assets from Fund
   share transactions                                             237,099      211,185          1,042,868      507,576
                                                               ----------   ----------         ----------   ----------
  Change in net assets                                            236,620      211,663          1,042,867      507,596

Net Assets:
Beginning of period                                             1,234,120    1,022,457          2,065,829    1,558,233
                                                               ----------   ----------         ----------   ----------
End of period                                                  $1,470,740   $1,234,120         $3,108,696   $2,065,829
                                                               ==========   ==========         ==========   ==========

Accumulated Net Investment Income/(Loss)                       $       82   $      564         $       49   $       50
                                                               ==========   ==========         ==========   ==========

                                                               INSTITUTIONAL GOVERNMENT              U.S. TREASURY
                                                                    MONEY MARKET                     MONEY MARKET
                                                               ----------------------           ----------------------
                                                                   SIX                             SIX
                                                                  MONTHS       YEAR               MONTHS        YEAR
                                                                  ENDED       ENDED               ENDED        ENDED
                                                                JANUARY 31,  JULY 31,           JANUARY 31,   JULY 31,
                                                                  2008(a)      2007               2008(a)       2007
                                                               ----------   ----------          ----------   ----------
Change in Net Assets:
Operations:
  Net investment income                                        $   24,048   $   36,305          $   25,071   $   55,947
  Net realized gains from
   investment transactions                                              7           --^                 --           20
  Increase from payment by the Advisor                                 --           --                  --          665
                                                               ----------   ----------          ----------   ----------
Change in net assets resulting from operations                     24,055       36,305              25,071       56,632
                                                               ----------   ----------          ----------   ----------

Distributions to shareholders from net investment income:
  Institutional Shares                                            (15,235)     (18,791)            (11,598)     (21,023)
  Class A Shares                                                       NA           NA                  NA           NA
  Class B Shares                                                       NA           NA                  NA           NA
  Class C Shares                                                       NA           NA                  NA           NA
  Advisor Shares                                                       NA           NA                  NA           NA
  Select Shares                                                      (406)        (728)             (1,643)      (3,333)
  Preferred Shares                                                 (5,423)     (11,433)            (10,683)     (27,813)
  Trust Shares                                                     (2,984)      (5,350)             (1,812)      (3,770)
                                                               ----------   ----------          ----------   ----------
  Change in net assets from
   shareholder distributions                                      (24,048)     (36,302)            (25,736)     (55,939)
                                                               ----------   ----------          ----------   ----------

  Change in net assets from Fund
   share transactions                                             324,958      257,928             335,668     (156,176)
                                                               ----------   ----------          ----------   ----------
  Change in net assets                                            324,965      257,931             335,003     (155,483)

Net Assets:
Beginning of period                                               854,863      596,932           1,031,586    1,187,069
                                                               ----------   ----------          ----------   ----------
End of period                                                  $1,179,828   $  854,863          $1,366,589   $1,031,586
                                                               ==========   ==========          ==========   ==========

Accumulated Net Investment Income/(Loss)                       $       11   $       11          $        9   $      674
                                                               ==========   ==========          ==========   ==========
                                                                  MICHIGAN MUNICIPAL                    MUNICIPAL
                                                                    MONEY MARKET                      MONEY MARKET
                                                               -----------------------          -----------------------
                                                                  SIX                             SIX
                                                                 MONTHS       YEAR                MONTHS         YEAR
                                                                 ENDED        ENDED               ENDED         ENDED
                                                               JANUARY 31,   JULY 31,           JANUARY 31,   JULY 31,
                                                                 2008(a)       2007                2008(a)       2007
                                                               ----------   ----------          ----------   ----------
Change in Net Assets:
Operations:
  Net investment income                                        $    3,255   $    6,206          $    5,989   $   10,039
  Net realized gains from
   investment transactions                                             --           --                  --            6
  Increase from payment by the Advisor                                 --           --                  --           81
                                                               ----------   ----------          ----------   ----------
Change in net assets resulting from operations                      3,255        6,206               5,989       10,126
                                                               ----------   ----------          ----------   ----------

Distributions to shareholders from net investment income:
  Institutional Shares                                             (3,044)      (6,030)             (4,246)      (7,506)
  Class A Shares                                                     (211)        (175)               (695)      (1,008)
  Class B Shares                                                       NA           NA                  NA           NA
  Class C Shares                                                       NA           NA                  NA           NA
  Advisor Shares                                                       NA           NA                  NA           NA
  Select Shares                                                        NA           NA                (281)        (347)
  Preferred Shares                                                     NA           NA                (245)         (64)
  Trust Shares                                                         NA           NA                (603)      (1,115)
                                                               ----------   ----------          ----------   ----------
  Change in net assets from
   shareholder distributions                                       (3,255)      (6,205)             (6,070)     (10,040)
                                                               ----------   ----------          ----------   ----------

  Change in net assets from Fund
   share transactions                                              60,383       19,298              55,042       31,447
                                                               ----------   ----------          ----------   ----------
  Change in net assets                                             60,383       19,299              54,961       31,533

Net Assets:
Beginning of period                                               210,680      191,381             312,536      281,003
                                                               ----------   ----------          ----------   ----------
End of period                                                  $  271,063   $  210,680          $  367,497   $  312,536
                                                               ==========   ==========          ==========   ==========

Accumulated Net Investment Income/(Loss)                       $      (8)   $      (8)          $       (1)  $       80
                                                               ==========   ==========          ==========   ==========
-------------------------
(a)  Unaudited

^    Amount is less than five hundred dollars.


                       See notes to financial statements.


                                  34-35 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        PRIME                        INSTITUTIONAL
                                                                     MONEY MARKET                    MONEY MARKET
                                                                 ---------------------         -----------------------
                                                                    SIX                          SIX
                                                                  MONTHS       YEAR             MONTHS        YEAR
                                                                   ENDED       ENDED             ENDED        ENDED
                                                                JANUARY 31,   JULY 31,         JANUARY 31,   JULY 31,
                                                                  2008(a)      2007             2008(a)        2007
                                                                 --------   ----------         ----------   ----------
Share Transactions:*
Institutional Shares
  Shares issued                                                   752,318    2,013,773          5,315,689    6,970,997
  Shares issued in connection with acquisition of
    Government Money Market Fund ~                                114,585           --                 --           --
  Dividends reinvested                                              2,605        5,181             26,855       34,131
  Shares redeemed                                                (697,023)  (1,976,758)        (4,422,286)  (6,581,343)
                                                                 --------   ----------         ----------   ----------
  Total Institutional Shares                                      172,485       42,196            920,258      423,785
                                                                 --------   ----------         ----------   ----------

Class A Shares
  Shares issued                                                   333,387      713,017                 NA           NA
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                  90,754           --                 NA           NA
  Shares issued in conversion from Advisor Class                      178           --                 NA           NA
  Dividends reinvested                                             13,641       24,502                 NA           NA
  Shares redeemed                                                (373,757)    (567,575)                NA           NA
                                                                 --------   ----------         ----------   ----------
  Total Class A Shares                                             64,203      169,944                 NA           NA
                                                                 --------   ----------         ----------   ----------

Class B Shares
  Shares issued                                                     1,027          719                 NA           NA
  Dividends reinvested                                                 13           24                 NA           NA
  Shares redeemed                                                    (433)        (493)                NA           NA
                                                                 --------   ----------         ----------   ----------
  Total Class B Shares                                                607          250                 NA           NA
                                                                 --------   ----------         ----------   ----------

Class C Shares
  Shares issued                                                       118        1,035                 NA           NA
  Dividends reinvested                                                 19           43                 NA           NA
  Shares redeemed                                                     (96)        (892)                NA           NA
                                                                 --------   ----------         ----------   ----------
  Total Class C Shares                                                 41          186                 NA           NA
                                                                 --------   ----------         ----------   ----------

Advisor Shares
  Shares issued                                                         3        3,062                 NA           NA
  Dividends reinvested                                                  3           77                 NA           NA
  Shares redeemed                                                    (243)      (4,530)                NA           NA
                                                                 --------   ----------         ----------   ----------
  Total Advisor Shares                                               (237)      (1,391)                NA           NA
                                                                 --------   ----------         ----------   ----------

Select Shares
  Shares issued                                                        NA           NA            195,321      228,248
  Dividends reinvested                                                 NA           NA              1,284        1,741
  Shares redeemed                                                      NA           NA           (183,535)    (205,670)
                                                                 --------   ----------         ----------   ----------
  Total Select Shares                                                  NA           NA             13,070       24,319
                                                                 --------   ----------         ----------   ----------

Preferred Shares
  Shares issued                                                        NA           NA          1,293,944      523,728
  Dividends reinvested                                                 NA           NA              2,426        5,486
  Shares redeemed                                                      NA           NA         (1,248,053)    (539,857)
                                                                 --------   ----------         ----------   ----------
  Total Preferred Shares                                               NA           NA             48,317      (10,643)
                                                                 --------   ----------         ----------   ----------

Trust Shares
  Shares issued                                                        NA           NA            296,001      406,473
  Dividends reinvested                                                 NA           NA                740          976
  Shares redeemed                                                      NA           NA           (235,518)    (337,334)
                                                                 --------   ----------         ----------   ----------
  Total Trust Shares                                                   NA           NA             61,223       70,115
                                                                 --------   ----------         ----------   ----------
                                                                  INSTITUTIONAL GOVERNMENT              U.S. TREASURY
                                                                        MONEY MARKET                     MONEY MARKET
                                                                  -----------------------          -----------------------
                                                                     SIX                               SIX
                                                                    MONTHS        YEAR                MONTHS       YEAR
                                                                    ENDED         ENDED               ENDED       ENDED
                                                                  JANUARY 31,    JULY 31,           JANUARY 31,  JULY 31,
                                                                    2008(a)       2007                2008(a)      2007
                                                                  ----------   ----------          ----------   ----------
Share Transactions:*
Institutional Shares
  Shares issued                                                    2,011,157    2,062,016             905,888      901,052
  Shares issued in connection with acquisition of
    Government Money Market Fund ~                                        --           --                  --           --
  Dividends reinvested                                                 3,658        3,915               1,680        2,671
  Shares redeemed                                                 (1,779,724)  (1,883,205)           (537,817)    (870,501)
                                                                  ----------   ----------          ----------   ----------
  Total Institutional Shares                                         235,091      182,726             369,751       33,222
                                                                  ----------   ----------          ----------   ----------

Class A Shares
  Shares issued                                                           NA           NA                  NA           NA
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                         NA           NA                  NA           NA
  Shares issued in conversion from Advisor Class                          NA           NA                  NA           NA
  Dividends reinvested                                                    NA           NA                  NA           NA
  Shares redeemed                                                         NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------
  Total Class A Shares                                                    NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------

Class B Shares
  Shares issued                                                           NA           NA                  NA           NA
  Dividends reinvested                                                    NA           NA                  NA           NA
  Shares redeemed                                                         NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------
  Total Class B Shares                                                    NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------

Class C Shares
  Shares issued                                                           NA           NA                  NA           NA
  Dividends reinvested                                                    NA           NA                  NA           NA
  Shares redeemed                                                         NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------
  Total Class C Shares                                                    NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------

Advisor Shares
  Shares issued                                                           NA           NA                  NA           NA
  Dividends reinvested                                                    NA           NA                  NA           NA
  Shares redeemed                                                         NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------
  Total Advisor Shares                                                    NA           NA                  NA           NA
                                                                  ----------   ----------          ----------   ----------

Select Shares
  Shares issued                                                       74,345       34,585             319,485      460,676
  Dividends reinvested                                                   202           95                  --           --
  Shares redeemed                                                    (58,255)     (27,035)           (367,023)    (458,826)
                                                                  ----------   ----------          ----------   ----------
  Total Select Shares                                                 16,292        7,645             (47,538)       1,850
                                                                  ----------   ----------          ----------   ----------

Preferred Shares
  Shares issued                                                      462,647    1,050,752           1,656,035    3,869,085
  Dividends reinvested                                                 3,467        6,798                 904        4,702
  Shares redeemed                                                   (418,685)  (1,022,671)         (1,692,717)  (4,026,407)
                                                                  ----------   ----------          ----------   ----------
  Total Preferred Shares                                              47,429       34,879             (35,778)    (152,620)
                                                                  ----------   ----------          ----------   ----------

Trust Shares
  Shares issued                                                      171,850      200,949             222,434      376,505
  Dividends reinvested                                                   290          674                  --           --
  Shares redeemed                                                   (145,994)    (168,945)           (173,201)    (415,133)
                                                                  ----------   ----------          ----------   ----------
  Total Trust Shares                                                  26,146       32,678              49,233      (38,628)
                                                                  ----------   ----------          ----------   ----------

                                                                   MICHIGAN MUNICIPAL                     MUNICIPAL
                                                                      MONEY MARKET                       MONEY MARKET
                                                                 ----------------------             ---------------------
                                                                   SIX                                SIX
                                                                  MONTHS         YEAR                MONTHS         YEAR
                                                                   ENDED        ENDED                ENDED         ENDED
                                                                JANUARY 31,     JULY 31,            JANUARY 31,   JULY 31,
                                                                  2008(a)        2007                2008(a)        2007
                                                                  --------     --------             --------     --------
Share Transactions:*
Institutional Shares
  Shares issued                                                    260,875      462,394              328,199      508,704
  Shares issued in connection with acquisition of
    Government Money Market Fund ~                                      --           --                   --           --
  Dividends reinvested                                                 838        1,937                  229          760
  Shares redeemed                                                 (201,179)    (458,054)            (315,711)    (493,820)
                                                                  --------     --------             --------     --------
  Total Institutional Shares                                        60,534        6,277               12,717       15,644
                                                                  --------     --------             --------     --------

Class A Shares
  Shares issued                                                     11,459       35,068               68,083      141,052
  Shares issued in connection with acquisition of
   Government Money Market Fund ~                                       --           --                   --           --
  Shares issued in conversion from Advisor Class                        --           --                   --           --
  Dividends reinvested                                                 211          175                  687          940
  Shares redeemed                                                  (11,821)     (22,222)             (60,327)    (130,513)
                                                                  --------     --------             --------     --------
  Total Class A Shares                                                (151)      13,021                8,443       11,479
                                                                  --------     --------             --------     --------

Class B Shares
  Shares issued                                                         NA           NA                   NA           NA
  Dividends reinvested                                                  NA           NA                   NA           NA
  Shares redeemed                                                       NA           NA                   NA           NA
                                                                  --------     --------             --------     --------
  Total Class B Shares                                                  NA           NA                   NA           NA
                                                                  --------     --------             --------     --------

Class C Shares
  Shares issued                                                         NA           NA                   NA           NA
  Dividends reinvested                                                  NA           NA                   NA           NA
  Shares redeemed                                                       NA           NA                   NA           NA
                                                                  --------     --------             --------     --------
  Total Class C Shares                                                  NA           NA                   NA           NA
                                                                  --------     --------             --------     --------

Advisor Shares
  Shares issued                                                         NA           NA                   NA           NA
  Dividends reinvested                                                  NA           NA                   NA           NA
  Shares redeemed                                                       NA           NA                   NA           NA
                                                                  --------     --------             --------     --------
  Total Advisor Shares                                                  NA           NA                   NA           NA
                                                                  --------     --------             --------     --------

Select Shares
  Shares issued                                                         NA           NA               45,377       42,758
  Dividends reinvested                                                  NA           NA                   (1)           5
  Shares redeemed                                                       NA           NA              (37,915)     (43,119)
                                                                  --------     --------             --------     --------
  Total Select Shares                                                   NA           NA                7,461         (356)
                                                                  --------     --------             --------     --------

Preferred Shares
  Shares issued                                                         NA           NA               25,803        3,179
  Dividends reinvested                                                  NA           NA                   --            1
  Shares redeemed                                                       NA           NA               (2,279)      (4,184)
                                                                  --------     --------             --------     --------
  Total Preferred Shares                                                NA           NA               23,524       (1,004)
                                                                  --------     --------             --------     --------

Trust Shares
  Shares issued                                                         NA           NA               85,724      114,876
  Dividends reinvested                                                  NA           NA                   49           45
  Shares redeemed                                                       NA           NA              (82,876)    (109,237)
                                                                  --------     --------             --------     --------
  Total Trust Shares                                                    NA           NA                2,897        5,684
                                                                  --------     --------             --------     --------

(a)  Unaudited

*    Share transactions are at a Net Asset Value of $1.00 per share.

~    Shares merged November 16, 2007. See Note 1.


                       See notes to financial statements.


                                  36-37 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   NET ASSET                           NET REALIZED            LESS
                                                    VALUE,               NET          AND UNREALIZED      DISTRIBUTIONS
                                                  BEGINNING           INVESTMENT  GAINS/(LOSSES) FROM           TO
                                                  OF PERIOD            INCOME          INVESTMENTS         SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/03                                   $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS A SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                   $1.00                --^             --^                   --^
Year ended 7/31/03                                   $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS B SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.04(3)@          --^                (0.04)
Year ended 7/31/06                                   $1.00              0.03              --^                (0.03)
Year ended 7/31/05                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/04                                   $1.00                --^             --^                   --^
Year ended 7/31/03                                   $1.00                --^             --^                   --^
------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET CLASS C SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.04(3)@          --^                (0.04)
Year ended 7/31/06                                   $1.00              0.03              --^                (0.03)
Year ended 7/31/05                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/04                                   $1.00                --^             --^                   --^
Year ended 7/31/03                                   $1.00                --^             --^                   --^
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/03                                   $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET SELECT SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --                 (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET PREFERRED SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --                 (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET TRUST SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --                 (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
------------------------------------------------------------------------------------------------------------------------
                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                     ---------------------------------------------------------------
                                                                                       RATIOS OF        RATIOS OF        RATIOS OF
                                                                        NET            EXPENSES          EXPENSES           NET
                                     NET ASSET                         ASSETS,             TO               TO          INVESTMENT
                                      VALUE,                           END OF            AVERAGE          AVERAGE         INCOME
                                      END OF          TOTAL            PERIOD              NET              NET         TO AVERAGE
                                      PERIOD          RETURN           (000'S)          ASSETS (a)       ASSETS (b)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +            $1.00            2.37%*        $  778,237            0.65%**         0.54%**        4.57%**
Year ended 7/31/07                    $1.00            4.94%         $  605,987            0.66%           0.54%          4.82%
Year ended 7/31/06                    $1.00            3.97%         $  563,551            0.66%           0.54%          3.81%
Year ended 7/31/05                    $1.00            1.91%         $  958,735            0.65%           0.54%          1.86%
Year ended 7/31/04                    $1.00            0.65%         $1,064,622            0.66%           0.54%          0.64%
Year ended 7/31/03                    $1.00            1.02%         $1,565,589            0.65%           0.54%          1.02%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Six months ended 1/31/08 +            $1.00            2.25%*        $  689,323            0.90%**         0.79%**        4.33%**
Year ended 7/31/07                    $1.00            4.67%         $  625,362            0.91%           0.79%          4.57%
Year ended 7/31/06                    $1.00            3.71%         $  455,183            0.91%           0.79%          3.65%
Year ended 7/31/05                    $1.00            1.66%         $  464,391            0.90%           0.79%          1.67%
Year ended 7/31/04                    $1.00            0.40%         $  387,424            0.91%           0.79%          0.40%
Year ended 7/31/03                    $1.00            0.76%         $  436,687            0.90%           0.79%          0.77%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Six months ended 1/31/08 +            $1.00            1.86%*        $    2,074            1.65%**         1.54%**        3.58%**
Year ended 7/31/07                    $1.00            3.90%         $    1,468            1.66%           1.54%          3.83%
Year ended 7/31/06                    $1.00            2.94%         $    1,216            1.66%           1.54%          2.84%
Year ended 7/31/05                    $1.00            0.95%         $    1,340            1.66%           1.51%          1.14%
Year ended 7/31/04                    $1.00            0.24%         $    1,651            1.66%           0.95%          0.23%
Year ended 7/31/03                    $1.00            0.32%         $    2,426            1.65%           1.22%          0.33%
------------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Six months ended 1/31/08 +            $1.00            1.86%*        $    1,106            1.65%**         1.54%**        3.60%**
Year ended 7/31/07                    $1.00            3.90%         $    1,066            1.66%           1.54%          3.82%
Year ended 7/31/06                    $1.00            2.93%         $      879            1.66%           1.54%          2.80%
Year ended 7/31/05                    $1.00            0.95%         $    1,474            1.65%           1.46%          0.85%
Year ended 7/31/04                    $1.00            0.23%         $    2,843            1.66%           0.98%          0.25%
Year ended 7/31/03                    $1.00            0.32%         $      154            1.65%           1.14%          0.32%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +            $1.00            2.49%*        $2,607,650            0.63%**         0.21%**        4.85%**
Year ended 7/31/07                    $1.00            5.27%         $1,687,392            0.64%           0.21%          5.14%
Year ended 7/31/06                    $1.00            4.30%         $1,263,609            0.65%           0.21%          4.25%
Year ended 7/31/05                    $1.00            2.24%         $1,077,260            0.65%           0.21%          2.24%
Year ended 7/31/04                    $1.00            0.98%         $1,049,608            0.65%           0.22%          0.98%
Year ended 7/31/03                    $1.00            1.35%         $  766,023            0.65%           0.22%          1.24%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
SELECT SHARES
Six months ended 1/31/08 +            $1.00            2.45%*        $   72,971            0.71%**         0.29%**        4.78%**
Year ended 7/31/07                    $1.00            5.19%         $   59,901            0.72%           0.28%          5.07%
Year ended 7/31/06                    $1.00            4.22%         $   35,579            0.73%           0.29%          4.16%
Year ended 7/31/05                    $1.00            2.15%         $   23,924            0.73%           0.29%          2.23%
10/20/03(c) to 7/31/04                $1.00            0.70%*        $   13,267            0.73%**         0.30%**        0.92%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/08 +            $1.00            2.41%*        $  135,944            0.78%**         0.36%**        4.73%**
Year ended 7/31/07                    $1.00            5.12%         $   87,627            0.79%           0.35%          5.00%
Year ended 7/31/06                    $1.00            4.15%         $   98,263            0.81%           0.36%          4.21%
Year ended 7/31/05                    $1.00            2.08%         $   23,178            0.80%           0.36%          1.99%
10/20/03(c) to 7/31/04                $1.00            0.65%*        $   27,206            0.80%**         0.37%**        0.85%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
TRUST SHARES
Six months ended 1/31/08 +            $1.00            2.36%*        $  292,131            0.88%**         0.46%**        4.63%**
Year ended 7/31/07                    $1.00            5.01%         $  230,909            0.89%           0.45%          4.90%
Year ended 7/31/06                    $1.00            4.04%         $  160,782            0.91%           0.46%          4.18%
Year ended 7/31/05                    $1.00            1.98%         $   25,047            0.90%           0.46%          2.01%
10/20/03(c) to 7/31/04                $1.00            0.57%*        $   17,591            0.90%**         0.47%**        0.75%**
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                  38-39 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   NET ASSET                           NET REALIZED            LESS
                                                    VALUE,               NET          AND UNREALIZED      DISTRIBUTIONS
                                                  BEGINNING           INVESTMENT  GAINS/(LOSSES) FROM           TO
                                                  OF PERIOD             INCOME         INVESTMENTS         SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/03                                   $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET SELECT SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET PREFERRED SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET TRUST SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --^                (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)           --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --                 (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --                 (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
Year ended 7/31/04                                   $1.00              0.01              --^                (0.01)
Year ended 7/31/03                                   $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
SELECT SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --                 (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --                 (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00              0.01              --^                (0.01)
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
TRUST SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)           --                 (0.02)
Year ended 7/31/07                                   $1.00              0.05(3)@          --^                (0.05)
Year ended 7/31/06                                   $1.00              0.04              --^                (0.04)
Year ended 7/31/05                                   $1.00              0.02              --^                (0.02)
10/20/03(c) to 7/31/04                               $1.00                --^             --^                   --^
-------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                        ------------------------------------------------------------
                                                                                        RATIOS OF        RATIOS OF        RATIOS OF
                                                                           NET          EXPENSES          EXPENSES           NET
                                           NET ASSET                      ASSETS,           TO               TO          INVESTMENT
                                            VALUE,                        END OF          AVERAGE          AVERAGE         INCOME
                                            END OF       TOTAL            PERIOD            NET              NET         TO AVERAGE
                                            PERIOD       RETURN           (000'S)        ASSETS (a)       ASSETS (b)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET INSTITUTIONAL SHARES
Six months ended 1/31/08 +                  $1.00         2.36%*        $  722,153          0.64%**         0.21%**        4.64%**
Year ended 7/31/07                          $1.00         5.21%         $  487,057          0.66%           0.21%          5.08%
Year ended 7/31/06                          $1.00         4.23%         $  304,332          0.66%           0.21%          4.24%
Year ended 7/31/05                          $1.00         2.17%         $  264,707          0.66%           0.21%          2.16%
Year ended 7/31/04                          $1.00         0.86%         $  223,852          0.66%           0.31%          0.79%
Year ended 7/31/03                          $1.00         1.07%         $  616,999          0.65%           0.40%          1.04%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET SELECT SHARES
Six months ended 1/31/08 +                  $1.00         2.32%*        $   30,275          0.72%**         0.29%**        4.52%**
Year ended 7/31/07                          $1.00         5.13%         $   13,983          0.74%           0.29%          5.00%
Year ended 7/31/06                          $1.00         4.14%         $    6,337          0.75%           0.29%          4.22%
Year ended 7/31/05                          $1.00         2.09%         $    2,176          0.74%           0.30%          1.83%
10/20/03(c) to 7/31/04                      $1.00         0.65%*        $    5,205          0.75%**         0.30%**        0.82%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET PREFERRED SHARES
Six months ended 1/31/08 +                  $1.00         2.29%*        $  272,571          0.79%**         0.36%**        4.50%**
Year ended 7/31/07                          $1.00         5.05%         $  225,141          0.81%           0.36%          4.93%
Year ended 7/31/06                          $1.00         4.07%         $  190,260          0.82%           0.36%          3.98%
Year ended 7/31/05                          $1.00         2.02%         $  228,555          0.81%           0.36%          1.96%
10/20/03(c) to 7/31/04                      $1.00         0.59%*        $  276,373          0.82%**         0.37%**        0.75%**
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY
MARKET TRUST SHARES
Six months ended 1/31/08 +                  $1.00         2.24%*        $  154,829          0.89%**         0.46%**        4.39%**
Year ended 7/31/07                          $1.00         4.95%         $  128,682          0.91%           0.46%          4.83%
Year ended 7/31/06                          $1.00         3.97%         $   96,003          0.92%           0.46%          3.85%
Year ended 7/31/05                          $1.00         1.92%         $  120,743          0.91%           0.46%          1.96%
10/20/03(c) to 7/31/04                      $1.00         0.51%*        $   70,270          0.92%**         0.47%**        0.66%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +                  $1.00         2.15%*        $  789,740          0.65%**         0.21%**        4.02%**
Year ended 7/31/07                          $1.00         5.15%         $  420,260          0.65%           0.21%          5.02%
Year ended 7/31/06                          $1.00         4.13%         $  386,757          0.65%           0.21%          4.11%
Year ended 7/31/05                          $1.00         2.08%         $  295,584          0.65%           0.21%          2.01%
Year ended 7/31/04                          $1.00         0.80%         $  399,195          0.65%           0.30%          0.74%
Year ended 7/31/03                          $1.00         1.02%         $1,644,905          0.65%           0.40%          0.98%
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
SELECT SHARES
Six months ended 1/31/08 +                  $1.00         2.08%*        $   16,306          0.73%**         0.29%**        4.13%**
Year ended 7/31/07                          $1.00         5.06%         $   63,885          0.73%           0.29%          4.93%
Year ended 7/31/06                          $1.00         4.05%         $   61,992          0.73%           0.29%          3.95%
Year ended 7/31/05                          $1.00         2.00%         $   83,171          0.73%           0.29%          2.01%
10/20/03(c) to 7/31/04                      $1.00         0.59%*        $   93,233          0.73%**         0.30%**        0.76%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/08 +                  $1.00         2.08%*        $  436,811          0.80%**         0.36%**        3.94%**
Year ended 7/31/07                          $1.00         2.08%         $  472,893          0.80%           0.36%          4.87%
Year ended 7/31/06                          $1.00         3.98%         $  625,196          0.80%           0.36%          3.85%
Year ended 7/31/05                          $1.00         1.93%         $  766,688          0.80%           0.36%          1.85%
10/20/03(c) to 7/31/04                      $1.00         0.54%*        $1,102,963          0.80%**         0.37%**        0.69%**
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
TRUST SHARES
Six months ended 1/31/08 +                  $1.00         2.03%*        $  123,732          0.90%**         0.46%**        3.77%**
Year ended 7/31/07                          $1.00         4.88%         $   74,548          0.90%           0.46%          4.77%
Year ended 7/31/06                          $1.00         3.87%         $  113,124          0.90%           0.46%          3.79%
Year ended 7/31/05                          $1.00         1.83%         $  118,018          0.90%           0.46%          1.78%
10/20/03(c) to 7/31/04                      $1.00         0.46%*        $  165,402          0.90%**         0.47%**        0.58%**
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                  40-41 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   NET ASSET                           NET REALIZED            LESS
                                                    VALUE,               NET          AND UNREALIZED      DISTRIBUTIONS
                                                  BEGINNING           INVESTMENT  GAINS/(LOSSES) FROM           TO
                                                  OF PERIOD            INCOME          INVESTMENTS         SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.03(3)            --                (0.03)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.01               --^               (0.01)
Year ended 7/31/04                                   $1.00              0.01               --                (0.01)
Year ended 7/31/03                                   $1.00              0.01               --                (0.01)
------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET
CLASS A SHARES
Six months ended 1/31/08 +                           $1.00              0.01(3)            --                (0.01)
Year ended 7/31/07                                   $1.00              0.03(3)            --                (0.03)
Year ended 7/31/06                                   $1.00              0.02               --^               (0.02)
Year ended 7/31/05                                   $1.00              0.01               --^               (0.01)
Year ended 7/31/04                                   $1.00                --^              --                   --^
Year ended 7/31/03                                   $1.00              0.01               --                (0.01)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.04(3)@           --^               (0.04)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.02               --                (0.02)
Year ended 7/31/04                                   $1.00              0.01               --^               (0.01)
Year ended 7/31/03                                   $1.00              0.01               --^               (0.01)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
CLASS A SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.03(3)@           --^               (0.03)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.01               --                (0.01)
Year ended 7/31/04                                   $1.00                --^              --^                  --^
Year ended 7/31/03                                   $1.00              0.01               --^               (0.01)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
SELECT SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.03(3)@           --^               (0.03)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.01               --                (0.01)
10/20/03(c) to 7/31/04                               $1.00                --^              --^                  --^
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.03(3)@           --^               (0.03)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.01               --                (0.01)
10/20/03(c) to 7/31/04                               $1.00                --^              --^                  --^
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
TRUST SHARES
Six months ended 1/31/08 +                           $1.00              0.02(3)            --                (0.02)
Year ended 7/31/07                                   $1.00              0.03(3)@           --^               (0.03)
Year ended 7/31/06                                   $1.00              0.03               --^               (0.03)
Year ended 7/31/05                                   $1.00              0.01               --                (0.01)
10/20/03(c) to 7/31/04                               $1.00                --^              --^                  --^
------------------------------------------------------------------------------------------------------------------------
                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                      --------------------------------------------------------------
                                                                                      RATIOS OF        RATIOS OF         RATIOS OF
                                                                         NET          EXPENSES          EXPENSES            NET
                                      NET ASSET                         ASSETS,           TO               TO           INVESTMENT
                                       VALUE,                           END OF          AVERAGE          AVERAGE          INCOME
                                       END OF          TOTAL            PERIOD            NET              NET          TO AVERAGE
                                       PERIOD          RETURN           (000'S)        ASSETS (a)       ASSETS (b)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +             $1.00            1.53%*        $  256,505          0.67%**         0.54%**         3.02%**
Year ended 7/31/07                     $1.00            3.22%         $  195,970          0.67%           0.54%           3.17%
Year ended 7/31/06                     $1.00            2.65%         $  189,695          0.67%           0.54%           2.63%
Year ended 7/31/05                     $1.00            1.45%         $  164,404          0.67%           0.54%           1.42%
Year ended 7/31/04                     $1.00            0.59%         $  197,225          0.67%           0.54%           0.59%
Year ended 7/31/03                     $1.00            0.88%         $  247,805          0.67%           0.54%           0.88%
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET
CLASS A SHARES
Six months ended 1/31/08 +             $1.00            1.45%*        $   14,558          0.92%**         0.70%**         2.88%**
Year ended 7/31/07                     $1.00            3.04%         $   14,710          0.92%           0.70%           3.07%
Year ended 7/31/06                     $1.00            2.48%         $    1,686          0.93%           0.70%           2.77%
Year ended 7/31/05                     $1.00            1.30%         $      110          0.93%           0.69%           1.45%
Year ended 7/31/04                     $1.00            0.49%         $       18          0.91%           0.64%           0.48%
Year ended 7/31/03                     $1.00            0.78%         $       19          0.92%           0.64%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/08 +             $1.00            1.72%*        $  243,360          0.77%**         0.21%**         3.33%**
Year ended 7/31/07                     $1.00            3.56%         $  230,703          0.79%           0.21%           3.49%
Year ended 7/31/06                     $1.00            2.88%         $  214,995          0.81%           0.25%           2.88%
Year ended 7/31/05                     $1.00            1.55%         $  187,829          0.80%           0.38%           1.55%
Year ended 7/31/04                     $1.00            0.68%         $  136,302          0.80%           0.38%           0.67%
Year ended 7/31/03                     $1.00            0.91%         $  199,439          0.78%           0.42%           0.92%
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
CLASS A SHARES
Six months ended 1/31/08 +             $1.00            1.59%*        $   46,949          1.02%**         0.46%**         3.06%**
Year ended 7/31/07                     $1.00            3.30%         $   38,516          1.04%           0.46%           3.24%
Year ended 7/31/06                     $1.00            2.62%         $   27,027          1.06%           0.50%           2.62%
Year ended 7/31/05                     $1.00            1.30%         $   25,516          1.06%           0.63%           1.30%
Year ended 7/31/04                     $1.00            0.43%         $   17,590          1.05%           0.63%           0.42%
Year ended 7/31/03                     $1.00            0.80%         $   53,079          1.03%           0.52%           0.80%
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
SELECT SHARES
Six months ended 1/31/08 +             $1.00            1.68%*        $   17,656          0.85%**         0.29%**         3.22%**
Year ended 7/31/07                     $1.00            3.47%         $   10,198          0.87%           0.29%           3.43%
Year ended 7/31/06                     $1.00            2.80%         $   10,551          0.89%           0.29%           3.23%
Year ended 7/31/05                     $1.00            1.47%         $       86          0.89%           0.46%           0.99%
10/20/03(c) to 7/31/04                 $1.00            0.47%*        $      863          0.91%**         0.46%**         0.62%**
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/08 +             $1.00            1.64%*        $   24,922          0.92%**         0.36%**         3.04%**
Year ended 7/31/07                     $1.00            3.40%         $    1,398          0.94%           0.36%           3.34%
Year ended 7/31/06                     $1.00            2.73%         $    2,402          0.96%           0.36%           3.27%
Year ended 7/31/05                     $1.00            1.40%         $       36          0.97%           0.53%           0.97%
10/20/03(c) to 7/31/04                 $1.00            0.42%*        $      637          0.98%**         0.53%**         0.55%**
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET
TRUST SHARES
Six months ended 1/31/08 +             $1.00            1.59%*        $   34,610          1.02%**         0.46%**         3.07%**
Year ended 7/31/07                     $1.00            3.30%         $   31,721          1.04%           0.46%           3.26%
Year ended 7/31/06                     $1.00            2.62%         $   26,028          1.06%           0.49%           2.81%
Year ended 7/31/05                     $1.00            1.30%         $    8,625          1.04%           0.63%           1.70%
10/20/03(c) to 7/31/04                 $1.00            0.34%*        $      244          1.06%**         0.63%**         0.44%**
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c)  Reflects date of commencement of operations.

^    Amount is less than $0.005.

*    Not annualized.

**   Annualized.

+    Unaudited.

(3)  Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the advisor in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.


                       See notes to financial statements.


                                  42-43 spread

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

(1)  ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-two separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds"). Dollar amounts are in thousands unless otherwise indicated.

FUND NAME

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional
   Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market") Fifth Third Michigan Municipal Money Market Fund ("Michigan Municipal Money
   Market")
Fifth Third Municipal Money Market Fund ("Municipal Money Market")

Michigan Municipal Money Market has two classes of shares: Institutional and Class A shares. Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares:
Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares: Institutional, Class A, Class B and Class C shares. Prime Money Market Advisor shares outstanding on November 26, 2007 were exchanged for Class A shares of the Fund. No Financial Highlights information is presented for Advisor shares. Certain activity for the period from August 1, 2007 through November 26, 2007 for Advisor shares is included in the Statement of Operations, Statement of Changes in Net Assets and these Notes to Financial Statements. Municipal Money Market has five classes of shares: Institutional, Class A, Select, Preferred and Trust shares. All Funds' Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Fund Merger--On November 16, 2007, Prime Money Market ("Acquiring Fund") acquired the net assets of Government Money Market ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Acquired Fund on November 16, 2007 (the Closing and Shareholder Meeting Dates). The acquisition was accomplished by a tax-free exchange of shares of each class of Prime Money Market for the corresponding class of Government Money Market as of the Closing Date. Information about the combining funds as of this date is as follows; the shares issued by the Acquired Fund are disclosed in the Statement of Changes in Net Assets.

                                                        NET ASSETS AS OF
FUND                             DESCRIPTION            NOVEMBER 16, 2007
----                             -----------            -----------------
Prime Money Market               Acquiring Fund            $1,474,190
Government Money Market          Acquired Fund                205,339
                                                           ----------
Prime Money Market               After Acquisition         $1,679,529
                                                           ==========

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuations--Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

Repurchase Agreements--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Other--Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and distribution fees.

Distributions to Shareholders--Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Federal Taxes--It is the intention of each Fund to qualify or continue to qualify as a regulated investment company for purposes of U.S. federal tax laws by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on August 1, 2007. Management has reviewed the Funds' tax positions for all open tax years, and concluded that adoption had no effect on each Fund's financial position or results of operations. At January 31, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements--In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements. ("FAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing FAS 157, as of this report date, Management does not believe the adoption of FAS 157 will impact the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

(3)  RELATED PARTY TRANSACTIONS

Dollar amounts in this note are in whole dollars except as noted.

Investment Advisory Fee--FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fee, waiver and expense limitations.

Administration Fee--FTAM is the Trust's administrator the ("Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

         ADMINISTRATION FEE         TRUST AVERAGE DAILY NET ASSETS
         ------------------         ------------------------------
         0.20%                      Up to $1 billion
         0.18%                      In excess of $1 billion up to $2 billion
         0.17%                      In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its net asset based administration fee. In addition, a $10,000 annual per class, per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

Advisory Fee, Waivers, Expense Limitations--In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund,

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

under the period of the agreement (currently the period for the 12 months commencing November 29, 2007). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                                                              CLASS EXPENSE LIMITATION*
                                                                                  --------------------------------------------------
                                                                        ADMINI-                                           REIMBURSE-
                                               ADVISORY     EXPENSE    STRATION                                              MENT
                                     ADVISORY    FEE      LIMITATION     FEE                                               RECOVER-
FUND                                    FEE     WAIVER        **        WAIVER    INSTITUTIONAL     A        B        C     ABLE***
----------------------------------------------------------------------------------------------------------------------------------
Prime Money Market                     0.40%       NA          C         0.08%         0.54%      0.79%    1.54%    1.54%   $  256
Institutional Money Market             0.40%    0.30%          C         0.07%         0.21%         NA       NA       NA   $2,019
Institutional Government
   Money Market                        0.40%    0.30%          C         0.045%        0.21%         NA       NA       NA   $  783
U.S. Treasury Money Market             0.40%    0.30%          C         0.10%         0.21%         NA       NA       NA   $1,063
Michigan Municipal Money Market        0.40%       NA          C         0.065%        0.54%      0.70%#      NA       NA   $   42
Municipal Money Market                 0.50%    0.40%          C         0.04%         0.21%      0.46%       NA       NA   $  385

* The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The annual limitations are 0.29%, 0.36% and 0.46%, respectively, for the Select, Preferred and Trust Shares of each of Institutional Money Market, Institutional Government Money Market, U.S. Treasury Money Market and Municipal Money Market.

**   C - Contractual, V - Voluntary as of November 29, 2007.

*** The cumulative amounts waived and/or reimbursed in thousands and which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2007 through January 31, 2008.

# In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the annual 12b-1 fee as follows:
     Michigan Municipal Money Market Class A - 0.09%.

Accounting and Custody Fees--FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

         ACCOUNTING FEE               FUND AVERAGE DAILY NET ASSETS
         --------------               -----------------------------
         0.020%                       Up to $500 million
         0.015%                       In excess of $500 million up to $1 billion
         0.010%                       In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

Distribution and/or Servicing Fees, Waivers--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. The Distributor has voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Servicing Fee; annual 12b-1 fees and voluntary waivers are shown below.

         CLASS             DISTRIBUTION/SERVICING FEE      DISTRIBUTION/SERVICING FEE WAIVER
         -----             --------------------------      ---------------------------------
         Class A           0.25%                           0.09% - Michigan Municipal Money Market
         Class B           1.00%                           NA
         Class C           0.75%                           NA
         Advisor           0.50%                           NA

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $6,920, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,977,516 for the period ended as of the report date.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

Administrative Servicing Fee--The Trust has an Administrative Servicing Agreement with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreements, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receive fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.


         CLASS                      ADMINISTRATIVE SERVICING FEE
         -----                      ----------------------------
         Class C                    0.25%
         Select                     0.08%
         Preferred                  0.15%
         Trust                      0.25%

Transfer and Dividend Disbursing Agent--Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual rate of $370,000. FTAM earned $185,000 in service fees for the period ended as of this report date.

Other--Certain officers of the Trust are also officers of FTAM and/or its affiliates. Effective June 28, 2007, certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

Payments by Affiliates-- BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts paid to each Fund are disclosed in the Statements of Changes in Net Assets as Increase from payment by the advisor for the fiscal year ended July 31, 2007. The amounts were allocated among the components of net assets for the year then ended for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see the Notes to Financial Highlights.

(4)  LINE OF CREDIT

As of February 1, 2008 the Funds of the Trust have an uncommitted unsecured line of credit facility with State Street Bank and Trust Company. Under the terms of the agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of the Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than State Street's overnight federal funds annual rate plus the annual rate of 0.50%.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2008 (UNAUDITED)
--------------------------------------------------------------------------------

(5)  FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2007 and 2006 was as follows:

                                            JULY 31, 2007                                      JULY 31, 2006*
                             ---------------------------------------------     ----------------------------------------------
                                                  TAX             TOTAL                              TAX            TOTAL
                             ORDINARY INCOME     EXEMPT      DISTRIBUTIONS     ORDINARY INCOME      EXEMPT      DISTRIBUTIONS
                              DISTRIBUTIONS   DISTRIBUTIONS       PAID          DISTRIBUTIONS   DISTRIBUTIONS       PAID
                              -------------   -------------       ----          -------------   -------------       ----
Prime Money Market             $54,639          $    --         $54,639            $47,592           $ --         $47,592
Institutional Money Market      93,444               --          93,444             54,536             --          54,536
Institutional Government
   Money Market                 36,302               --          36,302             24,332             --          24,332
Government Money Market         10,392               --          10,392              7,859             --           7,859
U.S. Treasury Money Market      55,939               --          55,939             45,276             --          45,276
Michigan Municipal Money Market     --            6,205+          6,205                 --^         4,472           4,472
Municipal Money Market              --           10,040+         10,040                 --          5,805           5,805

+ In addition, for Federal tax purposes, the following amounts were distributions payable at July 31, 2006 that were paid in the year ending July 31, 2007:

        Michigan Municipal Money Market    $500
        Municipal Money Market              803

*    Represents distributions on a cash basis.

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                      TOTAL
                                                                  ACCUMULATED      ACCUMULATED
                           UNDISTRIBUTED TAX   UNDISTRIBUTED      CAPITAL AND       EARNINGS/
                              EXEMPT INCOME   ORDINARY INCOME    OTHER LOSSES       (DEFICIT)
                              -------------   ---------------    ------------       ---------
Prime Money Market                $ --             $ 559             $ (87)              $472
Institutional Money Market          --                50                (1)                49
Institutional Government
   Money Market                     --                13                (2)                11
Government Money Market             --               493                (2)               491
U.S. Treasury Money Market          --               674              (121)               553
Michigan Municipal Money Market     (5)               --                (3)                (8)
Municipal Money Market              81                 2                --                 83

As of July 31, 2007, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

                                               EXPIRATION YEAR          TOTAL
                                  ----------------------------------    ----
                                  2008    2009   2010   2014   2015
                                  ----    ----   ----   ----   ----
Prime Money Market                $--     $--    $--     $92    $--     $92
Institutional Money Market         --      --     --      1      --       1
Institutional Government
   Money Market                    --      --     --      --^    --^     --^
Government Money Market             2      --     --      --     --       2
U.S. Treasury Money Market         62      59     --      --     --     121
Michigan Municipal Money Market    --      --     --      --     --      --
Municipal Money Market             --      --     --      --     --      --

During the tax year ended July 31, 2007, the Funds utilized capital loss carryforwards in the following amounts:

                                                AMOUNT UTILIZED
                                                ---------------
         Prime Money Market                          $--^
         Institutional Money Market                   --^
         Government Money Market                      --^
         U.S. Treasury Money Market                   20
         Municipal Money Market                        3

^    Represents fewer than five hundred dollars.

(6)  CONCENTRATIONS

Michigan Municipal Money Market holds a significant portion of its investments in debt obligations issued by each of the state of Michigan, and its respective political subdivisions, agencies and public authorities at this report date. The Fund is more susceptible to factors adversely affecting issuers of municipal securities from this state than a Fund that is not concentrated in these issuers to the same extent.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                          RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders of the Fifth Third Government Money Market Fund (the "Fund"), a series of the Fifth Third Funds (the "Trust") held on November 16, 2007, the results of the proposal were as follows:

Proposal: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Fifth Third Prime Money Market Fund.


                         VOTES
      --------------------------------------
      Affirmative                182,512,135
      Against                      3,836,364
      Abstain                        372,288

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE


As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2007 through January 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                               EXPENSE             EXPENSE
                                                                 BEGINNING      ENDING           PAID                RATIO
                                                                  ACCOUNT       ACCOUNT         DURING              DURING
                                                                   VALUE         VALUE          PERIOD*             PERIOD
                                                                   8/1/07        1/31/08   8/1/07 - 1/31/08    8/1/07 - 1/31/08
                                                                ---------------------------------------------------------------
Prime Money Market                     Institutional Shares      $1,000.00     $1,023.70         $2.75              0.54%
                                       Class A Shares             1,000.00      1,022.50          3.97              0.79%
                                       Class B Shares             1,000.00      1,018.60          7.81              1.54%
                                       Class C Shares             1,000.00      1,018.60          7.81              1.54%

Institutional Money Market             Institutional Shares       1,000.00      1,024.90          1.07              0.21%
                                       Select Shares              1,000.00      1,024.50          1.48              0.29%
                                       Preferred Shares           1,000.00      1,024.10          1.83              0.36%
                                       Trust Shares               1,000.00      1,023.60          2.34              0.46%

Institutional Government Money Market  Institutional Shares       1,000.00      1,023.60          1.07              0.21%
                                       Select Shares              1,000.00      1,023.20          1.47              0.29%
                                       Preferred Shares           1,000.00      1,022.90          1.83              0.36%
                                       Trust Shares               1,000.00      1,022.40          2.34              0.46%

U.S. Treasury Money Market             Institutional Shares       1,000.00      1,021.50          1.07              0.21%
                                       Select Shares              1,000.00      1,020.80          1.47              0.29%
                                       Preferred Shares           1,000.00      1,020.80          1.83              0.36%
                                       Trust Shares               1,000.00      1,020.30          2.34              0.46%

Michigan Municipal Money Market        Institutional Shares       1,000.00      1,015.30          2.74              0.54%
                                       Class A Shares             1,000.00      1,014.50          3.54              0.70%

Municipal Money Market                 Institutional Shares       1,000.00      1,017.20          1.06              0.21%
                                       Class A Shares             1,000.00      1,015.90          2.28              0.46%
                                       Select Shares              1,000.00      1,016.80          1.47              0.29%
                                       Preferred Shares           1,000.00      1,016.40          1.82              0.36%
                                       Trust Shares               1,000.00      1,015.90          2.33              0.46%

--------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               EXPENSE             EXPENSE
                                                                 BEGINNING      ENDING           PAID                RATIO
                                                                  ACCOUNT       ACCOUNT         DURING              DURING
                                                                   VALUE         VALUE          PERIOD*             PERIOD
                                                                   8/1/07        1/31/08   8/1/07 - 1/31/08    8/1/07 - 1/31/08
                                                                ---------------------------------------------------------------
Prime Money Market                     Institutional Shares      $1,000.00     $1,022.54        $2.76                0.54%
                                       Class A Shares             1,000.00      1,021.33         3.98                0.79%
                                       Class B Shares             1,000.00      1,017.49         7.85                1.54%
                                       Class C Shares             1,000.00      1,017.49         7.85                1.54%

Institutional Money Market             Institutional Shares       1,000.00      1,024.90         1.07                0.21%
                                       Select Shares              1,000.00      1,024.50         1.48                0.29%
                                       Preferred Shares           1,000.00      1,024.10         1.83                0.36%
                                       Trust Shares               1,000.00      1,023.60         2.34                0.46%

Institutional Government Money Market  Institutional Shares       1,000.00      1,024.08         1.07                0.21%
                                       Select Shares              1,000.00      1,023.68         1.48                0.29%
                                       Preferred Shares           1,000.00      1,023.33         1.83                0.36%
                                       Trust Shares               1,000.00      1,022.82         2.34                0.46%

U.S. Treasury Money Market             Institutional Shares       1,000.00      1,024.08         1.07                0.21%
                                       Select Shares              1,000.00      1,023.68         1.48                0.29%
                                       Preferred Shares           1,000.00      1,023.33         1.83                0.36%
                                       Trust Shares               1,000.00      1,022.82         2.34                0.46%

Michigan Municipal Money Market        Institutional Shares       1,000.00      1,022.42         2.75                0.54%
                                       Class A Shares             1,000.00      1,021.62         3.56                0.70%

Municipal Money Market                 Institutional Shares       1,000.00      1,024.08         1.07                0.21%
                                       Class A Shares             1,000.00      1,022.87         2.29                0.46%
                                       Select Shares              1,000.00      1,023.68         1.48                0.29%
                                       Preferred Shares           1,000.00      1,023.33         1.83                0.36%
                                       Trust Shares               1,000.00      1,022.82         2.34                0.46%

--------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

The Board of Trustees of Fifth Third Funds (the "Trust"), at a meeting held on September 12, 2007, formally considered the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Adviser") with respect to all Funds of the Trust, a sub-advisory agreement of FTAM with Morgan Stanley Investment Management Inc. ("MSIM" or the "Sub-Adviser") with respect to the International Equity Fund and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. ("Fort Washington" or, also a "Sub-Adviser") (the "Sub-Advisers" collectively with the Adviser, the "Advisers") with respect to the High Yield Bond Fund (collectively, the "Advisory Agreements").

The Board of Trustees (the "Board" or the "Trustees") reviewed extensive material in connection with their review of the Advisory Agreements, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds of advisory fees, 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. Detailed presentations were also provided by each Sub-Adviser. The Board deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in their analysis of whether the Advisory Agreements should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and FTAM, between FTAM and MSIM, and between FTAM and Fort Washington, as provided in the Advisory Agreements, were fair and reasonable, and that the continuance of the Advisory Agreements, were in the best interests of each Fund of the Trust and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund of the Trust under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of the investment personnel of each Adviser responsible for the day-to-day management of each Fund of the Trust.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Trust. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Trust. The Trustees evaluated the trading practices of each Adviser. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Trust with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was typical of those of investment advisers and sub-advisers to open-end mutual funds generally, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's peer group. In conducting their review of performance, both long- and short-term performance were considered. The Trustees noted that performance varied considerably and they focused their review of performance on those Funds whose performance compared unfavorably with their respective peers (both Lipper and benchmark) over the most recent one-year, three-year and five-year periods. The Trustees noted that the performance of the Micro Cap Value Fund, the Intermediate Bond Fund, the Quality Growth Fund, the Balanced Fund, the Dividend Growth Fund, and the Technology Fund ranked in the bottom third in their respective Lipper and

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

benchmark rankings for at least two of the one-year, three-year, and five-year periods. The Trustees considered the unique asset class and supply constraints FTAM faced with respect to the Micro Cap Value Fund. The Trustees considered FTAM's strategic considerations with respect to the Intermediate Bond Fund, the Balanced Fund, and the Technology Fund. With respect to the Quality Growth Fund and the Dividend Growth Fund, the Trustees also noted the contractual expense limitation agreements put in place last year.

With respect to the International Equity Fund, the Trustees noted that the Fund had outperformed its benchmark for the year-to-date period and over the past one-year period ended July 31, 2007 and had performed in the top one-third of its peer group for the past three-, five-, and seven-year periods.

With respect to the High Yield Bond Fund of Fort Washington, the Trustees noted that while the Fund had slightly underperformed its benchmark for the one-year period, the Fund focused on the higher quality segments of the high yield bond market.

Based on their review and consideration of FTAM's attempts to address performance issues, the Trustees concluded that the performance of each of the Funds of the Trust was satisfactory or better.

Cost of Services and Profits Realized by FTAM and Its Affiliates

The Trustees considered comparable peer group information with respect to the advisory fees charged by FTAM to each of the Funds of the Trust, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration, accounting, and custody fees received by FTAM. The Trustees also considered the fallout benefits to FTAM of soft dollars, based on presentations to the Board. The Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, transfer agency, and custody services to each Fund of the Trust. The Trustees recognized that such data is not typically audited and therefore represented FTAM's own determination of its revenues, as well as the revenues of its affiliates, from the contractual services provided to the Trust, less expenses of providing such services. Expenses included direct and indirect costs, and were calculated using an allocation methodology developed by FTAM. The Trustees recognized the difficulty in making comparisons of profitability to other investment advisers because comparative information is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. The Trustees also considered the impact that the proposed additional expense limitations would have on FTAM's profitability. Based on their review, the Trustees concluded that the profitability to FTAM under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund of the Trust.

With respect to each Sub-Advisers profitability, the Trustees noted that sub-advisory fees are paid by FTAM, rather than directly from the Trust's assets. The Board also concluded that the these fees were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflected economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees took into account the asset growth in the Trust's assets over the last year. The Trustees noted the expense limitations proposed by FTAM for the International Equity Fund, the Intermediate Municipal Bond Fund and the Quality Growth Fund. The Trustees also considered the expense limitations previously enacted and proposed for extension for the Prime Money Market Fund, the Michigan Municipal Money Market Fund, the Municipal Money Market Fund, the Institutional Money Market Fund, the Institutional Government Money Market Fund, the U.S. Treasury Money Market Fund, the Structured Large Cap Plus Fund, the Equity Index Fund, the LifeModel Aggressive FundSM, the LifeModel Moderately Aggressive FundSM, the LifeModel Moderate FundSM, the LifeModel Moderately Conservative FundSM, the LifeModel Conservative FundSM, the High Yield Bond Fund, the Michigan Municipal Bond Fund, the Strategic Income Fund, the All Cap Value Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Disciplined Large Cap Value Fund, the Total Return Bond Fund, the Short Term Bond Fund, the Intermediate Bond Fund, the Municipal Bond Fund, the U.S. Government Bond Fund, the Government Money Market Fund, and the Dividend Growth Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM. The Trustees concluded that the asset levels of the Trust were currently not so large as to warrant formal contractual breakpoints, and that the contractual expense limitations were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

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

ADDRESSES
-------------------------------------------------------------------------------------------

Fifth Third Funds                                    Fifth Third Funds
                                                     38 Fountain Square Plaza
                                                     Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant     Fifth Third Asset Management, Inc.
                                                     38 Fountain Square Plaza
                                                     Cincinnati, Ohio 45202
-------------------------------------------------------------------------------------------


Distributor                                          FTAM Funds Distributor, Inc.
                                                     1290 Broadway, Suite 1100
                                                     Denver, Colorado 80203
-------------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator      State Street Bank and Trust Company
                                                     801 Pennsylvania Avenue
                                                     Kansas City, Missouri 64105
-------------------------------------------------------------------------------------------


Transfer and Dividend Disbursing Agent               Boston Financial Data Services, Inc.
                                                     30 Dan Road
                                                     Canton, Massachusetts 02021
-------------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm        PricewaterhouseCoopers LLP
                                                     1055 Broadway, 10th Floor
                                                     Kansas City, MO 64105
-------------------------------------------------------------------------------------------

                                FIFTH THIRD FUNDS

FTF1030 013109
1/08                                                                  SAR-MMF-08

ITEM 2. CODE OF ETHICS.

Not applicable - only for annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only for annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only for annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Semi-Annual report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms,

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company
       Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable - only for annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS



E. Keith Wirtz
-----------------------------
E. Keith Wirtz
President

Date:  April 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



/s/ E. Keith Wirtz
-----------------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date:  April 3, 2008



/s/ Shannon King
-----------------------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date:  April 3, 2008